UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Annual Report | July 31, 2021

Introduction

September 13, 2021

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2021 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

An economic rebound

The US economy rebounded sharply following the dramatic downturn due to the COVID-19 global pandemic. Looking back, with large parts of the economy locked down, second quarter 2020 US annualized gross domestic product ("GDP") was -31.4% compared to the previous quarter. This was the largest quarterly contraction on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase ever. GDP growth in the US was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department's initial estimate for second quarter annualized GDP growth was 6.5%.

The US Federal Reserve Board (the "Fed") maintained its highly accommodative monetary policy during the reporting period. Throughout the 12 months ended June 30, 2021, the Fed maintained the federal funds rate in a record-low range between 0.00% and 0.25%. The Fed also continued to purchase Treasury and mortgage securities, as well as individual corporate bonds. While inflation picked up late in the period, at its June 2021 meeting they stated, "Progress on vaccinations has reduced the spread of COVID-19 in the United States... Inflation has risen, largely reflecting transitory factors." However, Fed officials pushed forward the time table for raising rates and now projects that it would institute two interest rate increases by the end of 2023, versus in 2024. Central banks outside the US, including the European Central Bank, the Bank of England and the Bank of Japan, also maintained their highly accommodative monetary policies.

From a global perspective, in its July 2021 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "Economic prospects have diverged further across countries since the April 2021 World Economic Outlook forecast. Vaccine access has emerged as the principal fault line along which the global recovery splits into two blocs: those that can look forward to further normalization of activity later this year (almost all advanced economies) and those that will still face resurgent infections and rising COVID death tolls. The recovery, however, is not assured even in countries where infections are currently very low so long as the virus circulates elsewhere." From a regional perspective, the IMF projects the US economy will grow 7.0% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.6%, 7.0% and 2.8%, respectively.

Global equities rally sharply

The global equity market produced very strong results during the reporting period. Supporting the market were the continued COVID-19 vaccine rollout, aggressive monetary and fiscal policy and improving corporate profits. While there were periods of weakness, they were short lived and investor demand for equities was robust overall. For the 12-months ended July 31, 2021, the S&P 500 Index1 gained 36.45% and reached several new all-time highs. Outside the US, interna-

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

tional developed equities, as measured by the MSCI EAFE Index (net),2 returned 30.31% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 20.64%.

The overall fixed income market weakens

The overall global fixed income market generated weak results over the reporting period. Developed market central banks maintained their highly accommodative monetary policies to support their economies. While inflation moved higher, the US Fed characterized the increase as being transitory. Regardless, with global growth improving and inflation rising, both short- and long-term US Treasury yields moved higher (bond yields and prices move in the opposite direction). For the 12 month reporting period as a whole, the yield on the US 10-year Treasury rose from 0.55% to 1.24%. Most 10-year developed market government bond yields outside the US also moved higher. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned -0.70% during the 12-months ended July 31, 2021. Returns of riskier fixed income securities were positive. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned 10.61%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 3.57% during the reporting period. We appreciate your confidence and continued investment in the PACE funds.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2021. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 13, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of July 31, 2021 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Fund at the PACE program account level. The program fee does not impact the determination of the Fund's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

The US Federal Reserve Board (the "Fed") maintained its highly accommodative monetary policy during the reporting period. This included keeping the federal funds target rate in a range between 0.00% and 0.25%. The Fed also continued to make of $80 billion/month of Treasury and $40 billion/month of Agency mortgage securities purchases.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 53 days. This was 41 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We substantially reduced the Portfolio's exposures to US agency obligations. Meanwhile, we substantially increased its position in US Treasury obligations and increased its allocation to repurchase agreements to a lesser extent. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2021 (unaudited)

Yields and characteristics
Seven-Day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-Day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-Day current yield before fee waivers and/or expense reimbursements[1]	(0.65)
Seven-Day effective yield before fee waivers and/or expense reimbursements[1]	(0.65)
Weighted average maturity[2]	41 days
Portfolio composition[3]
U.S. Treasury obligations	44.0%
U.S. government agency obligations	28.7
Repurchase agreements	27.8
Liabilities in excess of other assets	(0.5)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments' sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—28.7%
Federal Farm Credit Bank 0.000%, due 08/18/21[1]	$3,000,000	$2,999,872
0.060%, due 02/10/22	1,500,000	1,499,918
SOFR + 0.025%, 0.075%, due 08/04/23 [2]	1,000,000	1,000,000
SOFR + 0.035%, 0.085%, due 04/21/23 [2]	500,000	500,000
SOFR + 0.035%, 0.085%, due 04/27/23 [2]	500,000	500,000
SOFR + 0.035%, 0.085%, due 06/16/23 [2]	1,000,000	1,000,000
SOFR + 0.040%, 0.090%, due 03/10/23 [2]	1,000,000	1,000,000
0.100%, due 10/08/21	2,000,000	1,999,901
SOFR + 0.050%, 0.100%, due 11/21/22 [2]	750,000	750,000
SOFR + 0.055%, 0.105%, due 02/09/23 [2]	500,000	500,000
SOFR + 0.060%, 0.110%, due 01/20/23 [2]	500,000	500,000
Federal Home Loan Bank
SOFR + 0.010%, 0.060%, due 08/19/22 [2]	3,000,000	3,000,000
0.000%, due 09/08/21[1]	4,000,000	3,999,747
0.000%, due 07/15/22[1]	1,500,000	1,498,912
0.020%, due 09/07/21	1,000,000	999,994
0.020%, due 09/21/21	3,000,000	3,000,009
0.025%, due 08/19/21	3,000,000	2,999,996
0.040%, due 09/29/21	3,000,000	2,999,983
0.040%, due 11/12/21	2,000,000	1,999,995
0.050%, due 01/05/22	5,000,000	4,999,888
0.050%, due 03/17/22	1,500,000	1,499,890
SOFR + 0.010%, 0.060%, due 11/17/21 [2]	3,000,000	3,000,000
SOFR + 0.010%, 0.060%, due 01/14/22 [2]	3,000,000	3,000,000
SOFR + 0.010%, 0.060%, due 03/16/22 [2]	1,500,000	1,500,000
SOFR + 0.010%, 0.060%, due 03/30/22 [2]	1,000,000	1,000,000
SOFR + 0.010%, 0.060%, due 06/23/22 [2]	2,000,000	2,000,000
SOFR + 0.010%, 0.060%, due 07/25/22 [2]	2,000,000	2,000,000
SOFR + 0.015%, 0.065%, due 08/27/21 [2]	1,500,000	1,500,000
SOFR + 0.020%, 0.070%, due 08/23/21 [2]	3,000,000	3,000,000
SOFR + 0.060%, 0.110%, due 12/15/22 [2]	1,000,000	1,000,000
0.125%, due 08/16/21	3,000,000	2,999,986
SOFR + 0.090%, 0.140%, due 08/19/22 [2]	1,000,000	1,000,000
	Face amount	Value
U.S. government agency obligations—(concluded)
SOFR + 0.150%, 0.200%, due 11/15/21 [2]	$2,500,000	$2,500,000
Federal Home Loan Mortgage Corp.
SOFR + 0.095%, 0.145%, due 08/19/22 [2]	2,000,000	2,000,000
SOFR + 0.100%, 0.150%, due 07/29/22 [2]	3,000,000	3,000,000
SOFR + 0.190%, 0.240%, due 05/11/22 [2]	2,000,000	2,000,000
Federal National Mortgage Association
SOFR + 0.180%, 0.230%, due 05/13/22 [2]	2,000,000	2,000,000
SOFR + 0.200%, 0.250%, due 06/15/22 [2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$75,248,091)		75,248,091
U.S. Treasury obligations—44.0%
U.S. Cash Management Bill
0.030%, due 10/05/21[1]	3,000,000	2,999,838
0.030%, due 10/12/21[1]	3,000,000	2,999,820
0.036%, due 10/19/21[1]	4,000,000	3,999,693
0.044%, due 09/16/21[1]	6,000,000	5,999,703
U.S. Treasury Bills
0.015%, due 08/05/21[1]	2,000,000	1,999,997
0.015%, due 08/12/21[1]	2,000,000	1,999,991
0.015%, due 08/19/21[1]	2,000,000	1,999,985
0.020%, due 08/10/21[1]	4,000,000	3,999,980
0.020%, due 09/02/21[1]	3,000,000	2,999,947
0.020%, due 09/28/21[1]	3,000,000	2,999,903
0.025%, due 09/21/21[1]	5,000,000	4,999,767
0.025%, due 08/26/21[1]	6,000,000	5,999,874
0.025%, due 08/17/21[1]	2,000,000	1,999,978
0.026%, due 08/03/21[1]	5,000,000	4,999,993
0.029%, due 08/31/21[1]	5,000,000	4,999,872
0.030%, due 09/14/21[1]	5,000,000	4,999,807
0.030%, due 11/18/21[1]	3,000,000	2,999,727
0.030%, due 11/26/21[1]	2,000,000	1,999,805
0.033%, due 09/07/21[1]	10,000,000	9,999,558
0.034%, due 10/07/21[1]	2,000,000	1,999,875
0.036%, due 10/28/21[1]	3,000,000	2,999,743
0.036%, due 11/04/21[1]	2,000,000	1,999,815
0.036%, due 11/12/21[1]	2,000,000	1,999,800
0.036%, due 12/02/21[1]	3,000,000	2,999,641
0.041%, due 10/14/21[1]	2,000,000	1,999,836
0.041%, due 10/21/21[1]	4,000,000	3,999,640
0.041%, due 12/09/21[1]	2,000,000	1,999,711
0.041%, due 12/16/21[1]	2,000,000	1,999,696
0.046%, due 08/24/21[1]	1,000,000	999,971
0.047%, due 09/09/21[1]	6,000,000	5,999,734
0.051%, due 01/13/22[1]	1,000,000	999,771
0.051%, due 01/20/22[1]	3,000,000	2,999,283
0.051%, due 01/27/22[1]	3,000,000	2,999,254

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes
3 mo. Treasury money market yield + 0.220%, 0.270%, due 07/31/21 [2]	$2,000,000	$2,000,000
3 mo. Treasury money market yield + 0.300%, 0.350%, due 10/31/21 [2]	500,000	500,073
1.875%, due 01/31/22	1,000,000	1,009,118
1.875%, due 02/28/22	1,000,000	1,010,560
Total U.S. Treasury obligations (cost—$115,512,759)		115,512,759
Repurchase agreements—27.8%
Repurchase agreement dated 07/30/21 with Fixed Income Clearing Corp., 0.030% due 08/02/21, collateralized by $375,000 U.S. Treasury Inflation Index Bond, 1.000% due 02/15/49; (value—$382,584); proceeds: $375,001	375,000	375,000
Repurchase agreement dated 07/30/21 with Goldman Sachs & Co., 0.050% due 08/02/21, collateralized by $72,500,000 U.S. Treasury Inflation Index Note, 0.750% due 07/15/28; (value—$73,950,013); proceeds: $72,500,302	72,500,000	72,500,000
Total repurchase agreements (cost—$72,875,000)		72,875,000
Total investments (cost—$263,635,850 which approximates cost for federal income tax purposes)—100.5%		263,635,850
Liabilities in excess of other assets—(0.5)%		(1,282,628)
Net assets—100.0%		$262,353,222

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$75,248,091	$—	$75,248,091
U.S. Treasury obligations	—	115,512,759	—	115,512,759
Repurchase agreements	—	72,875,000	—	72,875,000
Total	$—	$263,635,850	$—	$263,635,850

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 1.53% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 0.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Overall interest rate strategies were positive for relative performance. An underweight to US duration contributed to returns as Treasury yields rose. However, a focus on front-end interest rates detracted from performance as the yield curve steepened.

Overall mortgage strategies added to performance. An overweight to agency mortgage-backed securities (MBS) detracted from performance as the sector underperformed like-duration Treasurys. However, relative value positioning within agency MBS, including a focus on Federal Reserve supported coupons, added to performance. An allocation to senior securitized credit was additive for returns, as these securities remained well supported by strong fundamentals and limited supply. Additionally, exposure to commercial mortgage-backed securities (CMBS) and select collateralized loan obligations (CLOs) added to returns.

Overall, derivative usage was positive during the period. The use of interest rate swaps to reduce intermediate US interest rate exposure contributed to performance as swap rates underperformed relative to Treasury rates. The Portfolio used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps modestly detracted from performance due to premium payments made. Total return swaps used to replicate broad exposure to interest-only agency mortgages, while limiting idiosyncratic risk of owning individual bonds, was neutral for performance. The use of government futures and options on government futures to adjust interest rate exposures and replicate government bond positions were neutral for performance.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.20%	2.49%	2.47%
Class Y2	1.46	2.74	2.73
Class P3	1.53	2.74	2.73
After deducting maximum sales charge
Class A1	(2.61)	1.71	2.08
Bloomberg Barclays US Mortgage-Backed Securities Index[4]	0.03	2.35	2.61

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.20%	2.40%	2.50%
Class Y3	1.38	2.66	2.76
Class P4	1.45	2.68	2.76
After deducting maximum sales charge
Class A1	(2.62)	1.63	2.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.36% and 1.20%; Class Y—1.23% and 0.97%; and Class P—1.18% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Characteristics
Weighted average duration	2.45 yrs.
Weighted average maturity	3.60 yrs.
Average coupon	2.63%
Top ten holdings (long holdings)
UMBS TBA, 2.500%	13.1%
UMBS TBA, 2.000%	8.7
UMBS TBA, 3.500%	7.6
GNMA II TBA, 2.500%	7.4
GNMA II TBA, 3.000%	6.0
UMBS TBA, 3.000%	4.9
GNMA II TBA, 4.000%	4.8
GNMA II TBA, 4.500%	4.3
GNMA II TBA, 2.000%	3.4
UMBS TBA, 1.500%	2.8
Total	63.0%
Asset allocation
U.S. government agency obligations	123.6%
Mortgage-backed securities	18.1
Asset-backed securities	13.4
Short-term U.S. Treasury obligations	5.3
Short-term investments	0.1
Options and swaptions purchased	0.0 †
Investments sold short	(14.0)
Cash equivalents and liabilities in excess of other assets	(46.5)
Total	100.0%

†  Amount is less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Asset-backed securities—13.4%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 1.199%, due 03/25/35[1]	$200,000	$200,379
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 1.113%, due 04/14/29[1,2]	2,496,969	2,497,017
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 1.089%, due 10/25/34[1]	113,858	113,580
Anchorage Capital CLO Ltd., Series 2015-6A, Class ARR, 3 mo. USD LIBOR + 1.050%, 1.176%, due 07/15/30[1,2]	900,000	900,229
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 1.289%, due 08/25/34[1]	4,065,440	4,056,025
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD LIBOR + 0.640%, 0.729%, due 08/25/32[1]	125,924	121,308
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 0.829%, due 10/25/32[1]	8,333	8,279
CIFC Funding Ltd., Series 2015-5A, Class A1R, 3 mo. USD LIBOR + 0.860%, 0.985%, due 10/25/27[1,2]	734,224	734,383
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD LIBOR + 1.350%, 1.439%, due 10/25/37[1,2]	626,635	632,410
Colombia Cent CLO Ltd., Series 2018-27A, Class A1, 3 mo. USD LIBOR + 1.150%, 1.275%, due 10/25/28[1,2]	1,659,956	1,660,275
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD LIBOR + 0.500%, 0.589%, due 07/25/34[1]	74,540	73,140
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 0.809%, due 07/25/34[1]	86,280	85,457
Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 0.989%, due 10/25/34[1]	94,238	92,842
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 3 mo. USD LIBOR + 0.980%, 1.164%, due 04/15/28[1,2]	1,800,000	1,800,382
	Face amount	Value
Asset-backed securities—(continued)
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 3 mo. USD LIBOR + 0.900%, 1.026%, due 10/15/27[1,2]	$2,290,940	$2,291,377
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD LIBOR + 1.500%, 1.589%, due 08/25/40[1,2]	62,757	63,082
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 0.259%, due 04/25/37[1,2]	1,655,960	1,568,321
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1, 1 mo. USD LIBOR + 0.675%, 0.764%, due 06/25/36[1]	20,628	20,626
Gallatin CLO VIII Ltd., Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.300%, 1.426%, due 07/15/27[1,2]	1,495,076	1,496,029
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 1.054%, due 04/20/27[1,2]	171,670	171,685
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.270%, 0.494%, due 05/25/36[1]	108,377	108,483
KGS Alpha SBA COOF Trust, Series 2012-5, Class A, 1.201%, due 04/25/38[2,3,4,5]	11,678,106	293,852
KVK CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.033%, due 01/14/28[1,2]	784,335	784,466
LCM XV LP, Series 15A, Class AR2, 3 mo. USD LIBOR + 1.000%, 1.134%, due 07/20/30[1,2]	4,900,000	4,900,774
LCM XX LP, Series 20A, Class AR, 3 mo. USD LIBOR + 1.040%, 1.174%, due 10/20/27[1,2]	143,553	143,638
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, due 05/25/59[2,6]	295,360	295,652
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3, 1 mo. USD LIBOR + 0.765%, 0.854%, due 07/25/35[1]	12,334	12,749
Mountain View CLO XIV Ltd., Series 2019-1A, Class A1, 3 mo. USD LIBOR + 1.120%, 1.298%, due 04/15/29[1,2]	2,978,194	2,978,635

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Asset-backed securities—(continued)
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 0.269%, due 04/25/37[1]	$55,786	$38,517
OZLM XIII Ltd., Series 2015-13A, Class A1R, 3 mo. USD LIBOR + 1.080%, 1.209%, due 07/30/27[1,2]	185,800	185,723
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1, 3 mo. USD LIBOR + 0.900%, 1.056%, due 11/15/26[1,2]	155,107	155,121
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 1.034%, due 06/25/35[1]	147,083	147,874
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 0.719%, due 12/25/35[1]	274,522	273,768
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 0.969%, due 08/25/33[1]	126,532	124,863
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD LIBOR + 0.750%, 0.839%, due 11/25/35[1]	2,100,000	2,079,949
Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 3 mo. USD LIBOR + 1.050%, 1.184%, due 10/20/28[1,2]	1,246,787	1,246,871
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3 mo. USD LIBOR + 0.990%, 1.128%, due 01/23/29[1,2]	917,773	917,362
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD LIBOR + 0.200%, 0.289%, due 06/25/37[1]	694,621	570,673
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 0.224%, due 07/25/36[1,2]	123,088	121,036
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.690%, 0.779%, due 09/25/35[1]	1,412,624	1,388,460
Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3 mo. USD LIBOR + 0.950%, 1.083%, due 07/14/26[1,2]	386,734	386,806
	Face amount	Value
Asset-backed securities—(concluded)
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.006%, due 04/15/28[1,2]	$382,098	$382,171
Telos CLO Ltd., Series 2014-5A, Class A1R, 3 mo. USD LIBOR + 0.950%, 1.084%, due 04/17/28[1,2]	1,084,490	1,084,537
Tralee CLO V Ltd., Series 2018-5A, Class A1, 3 mo. USD LIBOR + 1.110%, 1.244%, due 10/20/28[1,2]	1,028,425	1,028,517
Venture 33 CLO Ltd., Series 2018-33A, Class A1LR, 3 mo. USD LIBOR + 1.060%, 1.186%, due 07/15/31[1,2]	500,000	499,159
Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 3 mo. USD LIBOR + 1.130%, 1.264%, due 04/20/32[1,2]	800,000	800,174
Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.006%, due 07/15/27[1,2]	398,552	398,620
Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 3 mo. USD LIBOR + 0.950%, 1.085%, due 06/20/29[1,2]	2,100,000	2,100,412
Zais CLO 1 Ltd., Series 2014-1A, Class A1AR, 3 mo. USD LIBOR + 1.150%, 1.276%, due 04/15/28[1,2]	272,274	272,424
Total asset-backed securities (cost—$41,525,988)		42,308,112
Mortgage-backed securities—18.1%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 2.643%, due 11/25/35[3]	369,625	325,113
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.201%, due 03/26/37[2,3]	74,923	65,321
Series 2011-R11, Class 8A5, 0.493%, due 07/26/36[2,3]	13,615	13,589
Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[2,3]	196,684	182,535
Series 2013-RR5, Class 5A1, 12 mo. MTA + 0.840%, 0.958%, due 11/26/46[1,2]	31,907	32,113
Bear Stearns ARM Trust, Series 2002-11, Class 1A2, 2.830%, due 02/25/33[3]	2,433	2,258
Series 2004-2, Class 12A2, 2.580%, due 05/25/34[3]	27,019	25,973

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Mortgage-backed securities—(continued)
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[6]	$305,232	$318,883
Series 2004-AC3, Class A2, 5.500%, due 06/25/34[6]	472,004	486,935
BX Commercial Mortgage Trust, Series 2018-IND, Class A, 1 mo. USD LIBOR + 0.750%, 0.843%, due 11/15/35[1,2]	1,993,286	1,995,841
Series 2018-IND, Class D, 1 mo. USD LIBOR + 1.300%, 1.393%, due 11/15/35[1,2]	5,600,000	5,608,784
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1A, Class A1, 1 mo. USD LIBOR + 0.280%, 0.369%, due 01/25/35[1,2]	25,832	26,322
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 2.906%, due 05/19/33[3]	3,274	3,164
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	25,707	14,751
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[2]	3,200,000	3,457,534
CSMC Trust, Series 2013-MH1, Class A, 4.787%, due 05/27/53[2,3]	992,826	1,096,637
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, 0.725%, due 01/25/23[3]	6,078,428	52,502
Series KP05, Class AH, 3.254%, due 04/25/23[3]	425,949	431,513
FHLMC REMIC, Series 13, Class B, 7.000%, due 06/25/23	6,440	245
Series 1349, Class PS, 7.500%, due 08/15/22	64	65
Series 1502, Class PX, 7.000%, due 04/15/23	21,295	22,136
Series 1534, Class Z, 5.000%, due 06/15/23	7,937	8,133
Series 1573, Class PZ, 7.000%, due 09/15/23	2,890	3,039
Series 1658, Class GZ, 7.000%, due 01/15/24	1,843	1,948
Series 1694, Class Z, 6.500%, due 03/15/24	20,422	21,705
Series 1775, Class Z, 8.500%, due 03/15/25	939	1,047
Series 2136, Class GD, 7.000%, due 03/15/29	1,553	226
Series 2178, Class PI, 7.500%, due 08/15/29	7,720	1,358
	Face amount	Value
Mortgage-backed securities—(continued)
Series 23, Class KZ, 6.500%, due 11/25/23	$3,250	$3,400
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.593%, due 01/15/32[1]	58,311	58,537
Series 2411, Class FJ, 1 mo. USD LIBOR + 0.350%, 0.443%, due 12/15/29[1]	9,547	9,561
Series 2513, Class AS, 1 mo. USD LIBOR + 8.000%, 7.907%, due 02/15/32[1]	197,216	40,192
Series 2614, Class WO, 0.010%, due 05/15/33	564,121	515,288
Series 3096, Class FL, 1 mo. USD LIBOR + 0.400%, 0.493%, due 01/15/36[1]	91,759	92,052
Series 3114, Class PF, 1 mo. USD LIBOR + 0.400%, 0.493%, due 02/15/36[1]	485,260	489,795
Series 3153, Class UF, 1 mo. USD LIBOR + 0.430%, 0.523%, due 05/15/36[1]	114,827	116,549
Series 3339, Class LI, 1 mo. USD LIBOR + 6.480%, 6.387%, due 07/15/37[1]	551,782	94,376
Series 3442, Class MT, 1 mo. USD LIBOR, 0.093%, due 07/15/34[1]	47,707	45,561
Series 3598, Class JI, 1.543%, due 10/15/37[1,3]	23,908	1,030
Series 3609, Class LI, 4.500%, due 12/15/24	93	1
Series 3621, Class WI, 1.644%, due 05/15/37[1,3]	49,251	2,401
Series 3635, Class IB, 1.344%, due 10/15/37[1,3]	89,789	3,790
Series 3667, Class FW, 1 mo. USD LIBOR + 0.550%, 0.643%, due 02/15/38[1]	25,537	25,205
Series 3671, Class FQ, 1 mo. USD LIBOR + 0.850%, 0.943%, due 12/15/36[1]	754,183	763,936
Series 3684, Class JI, 2.062%, due 11/15/36[1,3]	208,566	12,846
Series 3838, Class LI, 4.500%, due 04/15/22	1,288	11
Series 3864, Class NT, 1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[1]	349,229	388,150
Series 3962, Class KS, 2.104%, due 06/15/38[1,3]	169,644	11,288
Series 4037, Class PI, 3.000%, due 04/15/27	1,127,242	49,065

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Mortgage-backed securities—(continued)
Series 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 0.593%, due 06/15/42[1]	$666,510	$675,986
Series 4076, Class SW, 1 mo. USD LIBOR + 6.050%, 5.957%, due 07/15/42[1]	1,448,955	326,240
Series 4100, Class HI, 3.000%, due 08/15/27	222,620	14,061
Series 4131, Class AI, 2.500%, due 10/15/22	127,143	1,197
Series 4156, Class SA, 1 mo. USD LIBOR + 6.200%, 6.107%, due 01/15/33[1]	1,116,252	184,780
Series 4165, Class TI, 3.000%, due 12/15/42	856,692	61,418
Series 4182, Class QI, 3.000%, due 02/15/33	106,626	8,140
Series 4182, Class YI, 2.500%, due 03/15/28	2,212,754	129,647
Series 4255, Class SN, 1 mo. USD LIBOR + 12.267%, 11.999%, due 05/15/35[1]	342,985	432,099
Series 4263, Class SD, 1 mo. USD LIBOR + 12.267%, 12.018%, due 11/15/43[1]	381,272	490,218
Series 4265, Class ES, 1 mo. USD LIBOR + 13.760%, 13.439%, due 11/15/43[1]	828,981	1,097,022
Series 4324, Class IO, 2.039%, due 08/15/36[1,3]	104,736	5,228
Series 4338, Class SB, 1.870%, due 10/15/41[3]	111,402	5,360
Series 4367, Class GS, 1.881%, due 03/15/37[1,3]	70,326	4,241
Series 4394, Class WI, 1.921%, due 08/15/41[1,3]	60,117	2,926
Series 4438, Class WI, 1.999%, due 11/15/38[1,3]	191,756	9,832
Series 4457, Class DI, 4.000%, due 08/15/24	279,560	10,867
Series 4463, Class IO, 1.988%, due 02/15/38[1,3]	132,051	6,378
Series 4544, Class IP, 4.000%, due 01/15/46	1,628,862	203,521
Series 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 0.442%, due 04/15/38[1]	1,361,838	1,363,063
Series 4836, Class PO, 0.010%, due 10/15/58	1,036,291	913,781
Series 4839, Class UO, 0.010%, due 08/15/56	623,499	572,256
Series 4940, Class FE, 1 mo. USD LIBOR + 0.550%, 0.639%, due 01/25/50[1]	447,405	451,518
	Face amount	Value
Mortgage-backed securities—(continued)
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 0.592%, due 12/15/46[1]	$208,719	$210,712
FHLMC STRIPs, Series 303, Class C19, 3.500%, due 01/15/43	608,306	86,850
Series 326, Class F2, 1 mo. USD LIBOR + 0.550%, 0.643%, due 03/15/44[1]	428,105	433,943
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 0.442%, due 10/15/37[1]	310,140	311,754
Series 345, Class C13, 3.500%, due 08/15/45	881,627	94,381
FHLMC Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.000%, due 09/25/45	377,037	380,048
Series 2017-SC01, Class 1A, 3.000%, due 12/25/46	547,708	558,836
Series 2017-SC01, Class 2A, 3.500%, due 12/25/46	783,329	791,464
FNMA Aces, Series 2013-M5, Class X2, 2.622%, due 01/25/22[3]	85,931	3
Series 2016-M11, Class AL, 2.944%, due 07/25/39	937,519	994,340
Series 2020-M33, Class X2, 2.251%, due 01/25/31[3]	600,000	86,150
FNMA REMIC, Series 1992-129, Class L, 6.000%, due 07/25/22	118	120
Series 1993-37, Class PX, 7.000%, due 03/25/23	16,512	17,039
Series 1997-22, Class F, 0.646%, due 03/25/27[1,3]	6,656	6,664
Series 2002-60, Class F1, 1 mo. USD LIBOR + 0.400%, 0.489%, due 06/25/32[1]	44,128	43,284
Series 2003-70, Class SH, 1 mo. USD LIBOR + 14.000%, 13.822%, due 07/25/23[1]	55,064	59,115
Series 2007-67, Class FB, 1 mo. USD LIBOR + 0.320%, 0.409%, due 07/25/37[1]	85,597	83,870
Series 2009-33, Class FB, 1 mo. USD LIBOR + 0.820%, 0.909%, due 03/25/37[1]	420,003	430,087
Series 2010-141, Class FA, 1 mo. USD LIBOR + 0.500%, 0.589%, due 12/25/40[1]	206,105	208,900
Series 2010-76, Class SA, 1 mo. USD LIBOR + 6.500%, 6.411%, due 07/25/40[1]	694,740	128,964

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2011-86, Class DI, 3.500%, due 09/25/21	$369	$—
Series 2012-111, Class HS, 1 mo. USD LIBOR + 3.667%, 3.592%, due 10/25/42[1]	75,324	78,099
Series 2012-122, Class LI, 4.500%, due 07/25/41	546,673	54,559
Series 2012-128, Class FK, 1 mo. USD LIBOR + 0.350%, 0.439%, due 11/25/42[1]	207,409	208,412
Series 2012-32, Class AI, 3.000%, due 04/25/22	12,419	73
Series 2012-77, Class IO, 1.631%, due 07/25/52[3]	191,515	8,800
Series 2012-90, Class FB, 1 mo. USD LIBOR + 0.440%, 0.529%, due 08/25/42[1]	76,334	76,934
Series 2013-116, Class IY, 3.000%, due 09/25/43	238,509	16,129
Series 2013-28, Class YS, 1 mo. USD LIBOR + 6.150%, 6.061%, due 07/25/42[1]	588,291	73,581
Series 2013-30, Class GI, 3.000%, due 01/25/43	864,995	65,477
Series 2013-30, Class JI, 3.000%, due 04/25/43	441,307	50,185
Series 2013-34, Class PS, 1 mo. USD LIBOR + 6.150%, 6.061%, due 08/25/42[1]	511,488	74,763
Series 2013-44, Class ZG, 3.500%, due 03/25/42	82,341	87,518
Series 2013-45, Class IK, 3.000%, due 02/25/43	724,098	68,193
Series 2014-42, Class SA, 1.765%, due 07/25/44[3]	210,873	10,992
Series 2014-43, Class BS, 1.600%, due 07/25/44[3]	338,926	18,457
Series 2014-45, Class SA, 1.838%, due 08/25/44[3]	164,093	10,373
Series 2014-47, Class BI, 1.858%, due 08/25/54[3]	323,611	22,651
Series 2014-84, Class AI, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[1]	366,499	3,524
Series 2014-92, Class SB, 1.691%, due 01/25/45[3]	202,283	10,806
Series 2015-10, Class SA, 1.663%, due 03/25/45[1,3]	404,368	20,489
Series 2015-19, Class AI, 1.806%, due 04/25/55[3]	324,159	17,765
Series 2015-47, Class GI, 4.000%, due 06/25/44	89,087	7,276
Series 2015-50, Class SB, 1.971%, due 07/25/45[3]	1,015,828	62,390
Series 2015-58, Class AI, 1.824%, due 08/25/55[1,3]	191,648	9,740
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2015-64, Class KS, 1.917%, due 09/25/45[3]	$260,319	$14,423
Series 2015-73, Class ES, 1 mo. USD LIBOR + 9.333%, 9.099%, due 10/25/45[1]	188,786	205,573
Series 2016-14, Class IO, 3.000%, due 03/25/46	556,310	53,268
Series 2016-17, Class CS, 1.549%, due 04/25/46[3]	157,831	9,983
Series 2016-52, Class PI, 3.000%, due 04/25/46	637,829	48,290
Series 2016-63, Class YI, 3.500%, due 04/25/46	133,692	6,008
Series 2016-64, Class IA, 3.000%, due 05/25/46	474,997	58,784
Series 2016-76, Class CS, 1.539%, due 10/25/46[3]	68,678	3,495
Series 2018-28, Class CA, 3.000%, due 05/25/48	494,132	514,103
Series 2018-85, Class FE, 1 mo. USD LIBOR + 0.300%, 0.389%, due 12/25/48[1]	2,344,734	2,356,154
Series 2019-62, Class SN, 1 mo. USD LIBOR + 6.000%, 5.911%, due 11/25/49[1]	279,926	54,536
Series 2020-54, Class WF, 1 mo. USD LIBOR + 0.450%, 0.542%, due 08/25/50[1]	969,140	972,241
Series 2020-70, Class IO, 1.838%, due 10/25/50[3]	18,645,548	484,592
Series G92-40, Class ZC, 7.000%, due 07/25/22	449	456
Series G94-6, Class PJ, 8.000%, due 05/17/24	1,586	1,666
FNMA STRIPs, Series 386, Class 14, 6.500%, due 04/25/38	46,987	10,639
Series 413, Class 111, 4.000%, due 07/25/42[3]	660,894	88,249
Series 419, Class C3, 3.000%, due 11/25/43	127,400	15,431
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 0.914%, due 01/25/34[1]	411,190	408,481
GNMA REMIC, Series 2007-18, Class CO, 0.010%, due 03/20/35	24,821	24,118
Series 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 0.916%, due 01/20/60[1]	1,444,306	1,458,497
Series 2013-23, Class IP, 3.500%, due 08/20/42	761,058	105,663
Series 2013-77, Class GI, 3.000%, due 02/20/43	1,210,220	82,112

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 0.739%, due 05/20/63[1]	$754,232	$758,695
Series 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 1.089%, due 08/20/63[1]	1,334,401	1,346,724
Series 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 0.809%, due 09/20/63[1]	620,532	624,815
Series 2014-158, Class IA, 3.500%, due 10/20/29	566,903	49,296
Series 2015-126, Class GS, 1 mo. USD LIBOR + 9.333%, 9.099%, due 09/20/45[1]	323,052	363,547
Series 2015-127, Class AS, 1.796%, due 06/20/43[1,3]	242,680	11,748
Series 2015-165, Class IB, 3.500%, due 11/20/42	297,061	28,302
Series 2015-166, Class SA, 2.483%, due 06/20/42[3]	250,100	10,677
Series 2015-180, Class SA, 2.433%, due 06/20/42[3]	269,898	13,336
Series 2015-42, Class AI, 3.000%, due 05/20/39	76,502	659
Series 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 0.839%, due 09/20/65[1]	2,059,159	2,083,641
Series 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 0.789%, due 10/20/65[1]	5,864	5,899
Series 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 0.769%, due 11/20/65[1]	1,704,148	1,720,631
Series 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 0.769%, due 08/20/61[1]	9,331	9,438
Series 2016-118, Class IE, 3.500%, due 09/20/46	49,615	7,458
Series 2016-138, Class WI, 1.729%, due 08/20/45[3]	227,936	8,105
Series 2016-180, Class WI, 1.680%, due 09/20/45[3]	415,304	13,414
Series 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 0.889%, due 06/20/66[1]	480,390	487,093
Series 2017-15, Class WI, 1.860%, due 11/20/45[3]	270,770	12,101
Series 2017-57, Class WI, 1.831%, due 12/20/45[3]	113,333	4,275
Series 2017-H23, Class MA, 3.000%, due 11/20/67	953,862	1,016,146
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	4,850,661	5,163,511
	Face amount	Value
Mortgage-backed securities—(continued)
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 0.419%, due 12/25/34[1]	$4,398	$4,329
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 0.729%, due 02/25/35[1]	254,537	246,611
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD LIBOR + 0.900%, 0.989%, due 12/25/49[1,2]	1,420,890	1,426,892
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 0.595%, due 06/27/37[1,2]	633,585	498,690
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 2.116%, due 12/25/34[3]	112,059	114,346
Series 2004-A, Class A1, 1 mo. USD LIBOR + 0.460%, 0.549%, due 04/25/29[1]	22,863	22,658
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD LIBOR + 0.320%, 0.409%, due 01/25/35[1]	23,471	23,513
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 0.648%, due 02/26/37[1,2]	144,701	137,349
Morgan Stanley Resecuritization Trust, Series 2013-R10, Class 3A, 1 mo. USD LIBOR + 0.310%, 0.712%, due 01/26/51[1,2]	3,347	3,346
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 year CMT + 0.500%, 0.570%, due 05/25/42[1,2]	2,487,697	2,382,876
Pepper Residential Securities Trust, Series 22A, Class A1U, 1 mo. USD LIBOR + 1.000%, 1.084%, due 06/20/60[1,2]	870,511	870,960
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD LIBOR + 0.500%, 0.589%, due 07/25/36[1]	250,508	195,933
Sequoia Mortgage Trust, Series 11, Class A, 1 mo. USD LIBOR + 0.900%, 0.984%, due 12/20/32[1]	160,119	159,533
Series 5, Class A, 1 mo. USD LIBOR + 0.700%, 0.789%, due 10/19/26[1]	53,559	53,026

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Mortgage-backed securities—(concluded)
Structured ARM Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD LIBOR + 0.440%, 0.529%, due 05/25/37[1]	$116,482	$113,331
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 0.509%, due 04/25/36[1]	274,860	260,899
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.142%, due 04/25/45[3]	31,266	31,831
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A, 2.668%, due 09/25/33[3]	65,578	65,358
Total mortgage-backed securities (cost—$57,707,834)		57,203,947
U.S. government agency obligations—123.6%
FHLMC 2.000%, due 04/01/36	974,995	1,015,825
2.500%, due 01/01/31	173,349	182,625
2.500%, due 11/01/31	40,072	42,269
2.500%, due 07/01/32	102,152	107,211
2.500%, due 08/01/32	371,806	390,220
2.500%, due 09/01/32	485,135	509,162
2.500%, due 11/01/32	15,395	16,158
2.500%, due 12/01/32	448,506	470,719
2.500%, due 01/01/33	114,628	120,305
2.500%, due 12/01/50	1,420,706	1,488,633
3.000%, due 01/01/33	1,285,396	1,356,214
3.000%, due 02/01/40	1,640,617	1,748,391
3.000%, due 04/01/43	171,073	183,016
3.000%, due 05/01/43	121,469	129,949
3.000%, due 12/01/44	142,015	151,169
3.000%, due 04/01/45	838,295	902,118
3.000%, due 08/01/46	219,104	228,208
3.000%, due 12/01/46	953,853	1,008,184
3.000%, due 06/01/50	783,950	838,578
3.000%, due 04/01/51	1,974,558	2,116,579
3.000%, due 06/01/51	998,450	1,071,039
3.000%, due 07/01/51	5,000,000	5,414,453
3.500%, due 09/01/32	316,447	350,004
3.500%, due 12/01/33	234,382	250,446
3.500%, due 06/01/34	142,317	152,170
3.500%, due 07/01/34	62,533	66,862
3.500%, due 03/01/35	787,332	841,852
3.500%, due 04/01/35	445,308	477,569
3.500%, due 05/01/48	1,059,774	1,138,519
4.000%, due 01/01/37	200,264	220,436
4.000%, due 07/01/43	144,693	159,481
4.000%, due 08/01/44	1,804,936	2,017,151
4.000%, due 11/01/47	242,753	260,742
4.000%, due 01/01/48	640,603	688,085
4.000%, due 02/01/48	28,641	30,764
4.000%, due 03/01/48	22,881	24,479
	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 04/01/48	$38,221	$40,890
4.000%, due 06/01/48	195,981	212,177
4.000%, due 10/01/48	2,922,298	3,157,529
4.000%, due 12/01/48	318,998	347,478
4.000%, due 04/01/49	1,194,452	1,289,848
4.500%, due 09/01/34	793,066	882,431
4.500%, due 01/01/36	14,194	15,801
4.500%, due 05/01/37	2,529	2,818
4.500%, due 05/01/38	31,424	34,887
4.500%, due 02/01/49	115,502	124,527
4.500%, due 06/01/50	726,130	784,131
5.000%, due 10/01/25	19,024	20,785
5.000%, due 11/01/27	4,135	4,615
5.000%, due 09/01/33	136,656	154,888
5.000%, due 06/01/34	5,488	6,275
5.000%, due 04/01/35	29,847	34,128
5.000%, due 05/01/35	52,163	59,636
5.000%, due 07/01/35	96,484	110,312
5.000%, due 08/01/35	14,705	16,812
5.000%, due 10/01/35	12,873	14,718
5.000%, due 12/01/35	407	465
5.000%, due 07/01/38	205,626	234,987
5.000%, due 11/01/38	122,627	140,242
5.000%, due 06/01/39	27,156	31,054
5.000%, due 03/01/40	3,283	3,756
5.000%, due 07/01/40	172,915	197,813
5.000%, due 09/01/40	105,431	120,543
5.000%, due 11/01/40	36,892	42,206
5.000%, due 02/01/41	187,944	215,122
5.000%, due 03/01/41	20,412	22,489
5.000%, due 04/01/41	51,945	59,458
5.000%, due 05/01/41	67,810	77,616
5.000%, due 07/01/41	25,053	28,676
5.000%, due 08/01/44	35,699	40,851
5.000%, due 03/01/49	1,142,535	1,281,107
5.500%, due 06/01/28	840	929
5.500%, due 02/01/32	952	1,096
5.500%, due 12/01/32	1,820	2,093
5.500%, due 02/01/33	33,807	36,638
5.500%, due 05/01/33	432	500
5.500%, due 06/01/33	136,255	158,866
5.500%, due 12/01/33	29,052	33,631
5.500%, due 12/01/34	24,611	28,602
5.500%, due 06/01/35	399,562	464,375
5.500%, due 07/01/35	3,124	3,624
5.500%, due 10/01/35	107,246	124,084
5.500%, due 12/01/35	65,050	75,608
5.500%, due 06/01/36	222,594	259,448
5.500%, due 07/01/36	6,914	7,510
5.500%, due 12/01/36	351,081	407,908
5.500%, due 03/01/37	49,204	57,263
5.500%, due 07/01/37	54,141	60,746
5.500%, due 10/01/37	1,870	2,181
5.500%, due 04/01/38	62,137	72,411
5.500%, due 05/01/38	7,368	8,606

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 12/01/38	$1,367	$1,598
5.500%, due 01/01/39	32,681	38,229
5.500%, due 09/01/39	89,207	104,460
5.500%, due 02/01/40	4,077	4,779
5.500%, due 03/01/40	4,458	5,239
5.500%, due 05/01/40	57,671	67,499
5.500%, due 03/01/41	61,733	72,248
6.000%, due 11/01/37	609,912	725,322
7.000%, due 08/01/25	71	76
FHLMC ARM 12 mo. USD LIBOR + 1.777%, 2.145%, due 10/01/39[1]	819,856	851,384
1 year CMT + 2.133%, 2.257%, due 11/01/27[1]	38,666	39,303
1 year CMT + 2.137%, 2.262%, due 01/01/28[1]	8,474	8,637
12 mo. USD LIBOR + 1.866%, 2.325%, due 11/01/41[1]	674,270	708,438
12 mo. USD LIBOR + 1.764%, 2.345%, due 11/01/36[1]	267,769	279,156
1 year CMT + 2.229%, 2.351%, due 07/01/24[1]	19,373	19,505
1 year CMT + 2.249%, 2.379%, due 11/01/29[1]	77,579	79,236
1 year CMT + 2.191%, 2.380%, due 04/01/29[1]	15,314	15,407
1 year CMT + 2.282%, 2.407%, due 07/01/28[1]	43,850	44,697
1 year CMT + 2.282%, 2.415%, due 06/01/28[1]	52,478	53,443
1 year CMT + 2.250%, 2.461%, due 09/01/34[1]	477,123	497,512
1 year CMT + 2.393%, 2.518%, due 12/01/29[1]	10,422	10,676
1 year CMT + 2.293%, 2.524%, due 10/01/23[1]	2,083	2,094
1 year CMT + 2.415%, 2.540%, due 11/01/25[1]	34,539	35,003
1 year CMT + 2.415%, 2.540%, due 01/01/29[1]	48,590	49,492
1 year CMT + 2.467%, 2.626%, due 10/01/27[1]	54,502	55,493
1 year CMT + 2.449%, 2.631%, due 10/01/27[1]	52,096	52,789
1 year CMT + 2.625%, 2.750%, due 01/01/30[1]	19,047	19,644
FNMA 2.000%, due 05/01/28	128,408	133,648
2.000%, due 09/01/31	117,644	122,256
2.000%, due 11/01/31	340,718	354,077
2.000%, due 01/01/32	66,044	68,634
2.500%, due 06/01/28	117,671	123,629
2.500%, due 07/01/28	953,791	1,001,512
2.500%, due 08/01/28	264,280	277,721
2.500%, due 09/01/30	20,936	22,032
	Face amount	Value
U.S. government agency obligations—(continued)
2.500%, due 11/01/30	$31,715	$33,363
2.500%, due 01/01/33	309,329	322,429
2.500%, due 11/01/50	550,821	577,016
2.500%, due 01/01/51	1,426,181	1,494,661
3.000%, due 11/01/26	255,546	269,230
3.000%, due 05/01/28	114,227	120,702
3.000%, due 02/01/30	142,528	150,265
3.000%, due 04/01/30	52,537	55,524
3.000%, due 05/01/30	64,199	67,849
3.000%, due 10/01/30	20,730	21,917
3.000%, due 04/01/31	1,400,441	1,486,062
3.000%, due 07/01/35	907,948	957,241
3.000%, due 01/01/38	431,269	456,143
3.000%, due 04/01/38	420,319	442,741
3.000%, due 10/01/42	354,887	381,998
3.000%, due 01/01/43	1,328,118	1,418,672
3.000%, due 04/01/43	441,428	472,088
3.000%, due 05/01/43	475,741	508,785
3.000%, due 06/01/43	62,321	66,649
3.000%, due 09/01/43	772,343	837,251
3.000%, due 11/01/46	40,374	42,661
3.000%, due 12/01/46	3,896,590	4,165,997
3.000%, due 09/01/49	1,073,655	1,147,318
3.000%, due 02/01/50	2,068,756	2,215,710
3.000%, due 03/01/50	5,573,790	5,902,009
3.000%, due 07/01/50	842,025	894,577
3.000%, due 04/01/51	4,164,785	4,461,083
3.000%, due 05/01/51	4,505,467	4,829,889
3.000%, due 02/01/57	778,275	830,944
3.000%, due 05/01/58	969,780	1,035,263
3.500%, due 11/01/25	150,857	161,236
3.500%, due 06/01/28	212,457	227,307
3.500%, due 08/01/29	28,767	30,861
3.500%, due 11/01/33	74,117	79,563
3.500%, due 02/01/34	145,308	155,231
3.500%, due 01/01/35	280,760	300,153
3.500%, due 02/01/35	271,966	290,752
3.500%, due 04/01/35	270,938	290,480
3.500%, due 05/01/35	1,718,981	1,844,938
3.500%, due 03/01/42	264,734	290,515
3.500%, due 04/01/42	19,894	21,546
3.500%, due 12/01/42	1,008,185	1,110,671
3.500%, due 03/01/43	643,502	708,935
3.500%, due 07/01/43	247,573	269,560
3.500%, due 06/01/45	1,801,474	1,932,482
3.500%, due 08/01/45	38,032	40,797
3.500%, due 09/01/46	914,369	997,662
3.500%, due 08/01/47	230,120	248,987
3.500%, due 09/01/47	318,362	345,994
3.500%, due 11/01/47	424,043	457,658
3.500%, due 12/01/47	431,771	467,170
3.500%, due 02/01/48	310,774	337,298
3.500%, due 03/01/48	1,227,170	1,331,907
3.500%, due 03/01/50	6,788,278	7,273,444
3.500%, due 04/01/50	92,663	99,286

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 06/01/56	$1,086,040	$1,186,230
3.500%, due 01/01/57	1,003,865	1,096,612
3.500%, due 01/01/59	1,662,127	1,814,271
3.575%, due 02/01/26	500,000	534,313
4.000%, due 07/01/25	3,700	3,948
4.000%, due 09/01/25	2,000	2,134
4.000%, due 10/01/25	2,754	2,939
4.000%, due 11/01/25	4,913	5,242
4.000%, due 01/01/26	125,267	133,672
4.000%, due 02/01/26	290,608	310,103
4.000%, due 03/01/26	29,220	31,176
4.000%, due 04/01/26	607,388	648,046
4.000%, due 08/01/32	2,987	3,305
4.000%, due 06/01/33	84,479	93,711
4.000%, due 07/01/33	305,458	338,837
4.000%, due 08/01/33	1,471,593	1,598,591
4.000%, due 07/01/34	420,397	466,027
4.000%, due 07/01/35	1,144,822	1,278,035
4.000%, due 04/01/37	931,742	1,028,667
4.000%, due 03/01/38	647,955	723,847
4.000%, due 07/01/38	974,396	1,055,741
4.000%, due 08/01/38	370,051	407,171
4.000%, due 09/01/38	514,311	557,246
4.000%, due 05/01/39	75,405	82,991
4.000%, due 09/01/39	204,577	225,916
4.000%, due 09/01/40	1,448,740	1,588,548
4.000%, due 12/01/40	1,148,365	1,271,087
4.000%, due 11/01/41	382,602	424,519
4.000%, due 12/01/41	538,679	597,696
4.000%, due 07/01/42	2,436,468	2,720,575
4.000%, due 09/01/42	3,393,096	3,784,161
4.000%, due 10/01/42	2,782,154	3,102,806
4.000%, due 08/01/44	150,308	168,180
4.000%, due 12/01/44	20,209	22,065
4.000%, due 06/01/45	15,837	17,211
4.000%, due 08/01/45	1,086,504	1,180,768
4.000%, due 02/01/47	185,370	201,670
4.000%, due 03/01/47	53,049	57,033
4.000%, due 04/01/47	283,010	306,724
4.000%, due 05/01/47	455,368	493,257
4.000%, due 06/01/47	11,224	12,191
4.000%, due 10/01/47	6,717	7,279
4.000%, due 11/01/47	37,980	40,782
4.000%, due 01/01/48	174,552	187,429
4.000%, due 02/01/48	359,652	388,779
4.000%, due 03/01/48	249,588	268,378
4.000%, due 04/01/48	115,381	123,124
4.000%, due 12/01/48	489,224	532,679
4.000%, due 06/01/49	1,258,248	1,360,708
4.500%, due 06/01/29	9,668	10,808
4.500%, due 06/01/35	14,657	16,319
4.500%, due 12/01/38	240,868	268,945
4.500%, due 01/01/39	1,099	1,232
4.500%, due 02/01/39	109,353	119,265
4.500%, due 03/01/39	5,149	5,767
	Face amount	Value
U.S. government agency obligations—(continued)
4.500%, due 06/01/39	$32,382	$36,271
4.500%, due 07/01/39	2,607	2,920
4.500%, due 08/01/39	72,086	81,182
4.500%, due 10/01/39	2,734	3,062
4.500%, due 12/01/39	230,248	257,899
4.500%, due 01/01/40	2,416	2,706
4.500%, due 02/01/40	2,353	2,636
4.500%, due 03/01/40	47,427	53,123
4.500%, due 08/01/40	39,325	44,024
4.500%, due 11/01/40	326,068	365,030
4.500%, due 07/01/41	256,857	287,482
4.500%, due 08/01/41	480,025	537,258
4.500%, due 09/01/41	911	1,019
4.500%, due 01/01/42	1,230,233	1,377,236
4.500%, due 08/01/42	2,130	2,384
4.500%, due 09/01/43	222,326	249,605
4.500%, due 11/01/43	39,680	44,415
4.500%, due 07/01/44	183,565	205,388
4.500%, due 12/01/44	1,306	1,453
4.500%, due 09/01/48	359,968	391,624
4.500%, due 01/01/49	299,203	324,997
4.500%, due 04/01/59	1,139,710	1,277,588
5.000%, due 03/01/25	7,000	7,646
5.000%, due 03/01/33	9,759	10,805
5.000%, due 05/01/37	5,511	6,204
5.000%, due 09/01/37	9,540	10,661
5.000%, due 06/01/38	44,364	49,574
5.000%, due 06/01/48	193,853	214,669
5.000%, due 07/01/48	255,213	282,618
5.000%, due 10/01/48	414,476	458,983
5.000%, due 01/01/49	31,911	34,913
5.000%, due 03/01/49	48,736	53,318
5.500%, due 11/01/32	23,831	26,207
5.500%, due 12/01/33	914	1,056
5.500%, due 04/01/34	13,521	15,203
5.500%, due 01/01/35	70,977	79,711
5.500%, due 04/01/36	76,646	84,059
5.500%, due 05/01/37	110,132	128,417
5.500%, due 07/01/37	59,597	69,533
5.500%, due 06/01/38	79,643	93,262
5.500%, due 11/01/39	209,666	245,702
5.500%, due 07/01/40	265,349	311,354
5.500%, due 02/01/42	150,196	175,017
6.000%, due 11/01/21	1,140	1,140
6.000%, due 01/01/23	21,789	21,979
6.000%, due 03/01/23	11,279	11,494
6.000%, due 11/01/26	10,756	11,860
6.000%, due 12/01/32	7,022	8,221
6.000%, due 02/01/33	11,015	12,481
6.000%, due 09/01/34	60,460	71,150
6.000%, due 05/01/35	15,066	16,991
6.000%, due 06/01/35	10,171	11,986
6.000%, due 07/01/35	28,757	32,451
6.000%, due 09/01/35	993	1,179
6.000%, due 01/01/36	15,088	17,896

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—(continued)
6.000%, due 06/01/36	$210	$239
6.000%, due 09/01/36	26,184	31,047
6.000%, due 10/01/36	1,928	2,178
6.000%, due 12/01/36	88,129	104,387
6.000%, due 03/01/37	10,923	13,019
6.000%, due 10/01/37	25,908	30,377
6.000%, due 11/01/38	212,878	252,925
6.000%, due 05/01/39	27,559	32,717
6.000%, due 11/01/40	315,488	375,032
6.500%, due 10/01/36	207,483	239,329
6.500%, due 02/01/37	2,950	3,411
6.500%, due 07/01/37	29,474	33,955
6.500%, due 08/01/37	25,821	29,567
6.500%, due 09/01/37	29,367	34,927
6.500%, due 12/01/37	44,730	51,122
6.500%, due 05/01/40	567,643	692,228
7.500%, due 11/01/26	6,669	6,732
8.000%, due 11/01/26	2,049	2,057
FNMA ARM 12 mo. MTA + 1.200%, 1.308%, due 03/01/44[1]	106,902	107,015
12 mo. USD LIBOR + 1.731%, 2.098%, due 05/01/38[1]	752,277	780,470
12 mo. USD LIBOR + 1.790%, 2.165%, due 02/01/42[1]	141,147	148,134
1 year CMT + 2.097%, 2.218%, due 09/01/41[1]	256,385	268,193
1 year CMT + 2.221%, 2.308%, due 10/01/37[1]	1,235,324	1,287,005
1 year CMT + 2.236%, 2.342%, due 01/01/36[1]	261,791	272,451
1 year CMT + 2.095%, 2.345%, due 09/01/26[1]	10	10
1 year CMT + 2.282%, 2.404%, due 05/01/35[1]	110,853	115,601
1 year CMT + 2.506%, 2.631%, due 12/01/27[1]	12,318	12,629
1 year CMT + 2.103%, 2.684%, due 05/01/30[1]	22,302	22,723
1 year CMT + 2.325%, 2.825%, due 03/01/25[1]	9,921	9,997
FNMA REMIC, Series 2019-10, Class FA, 1 mo. USD LIBOR + 0.400%, 0.489%, due 03/25/49[1]	4,043,269	4,077,584
GNMA 3.000%, due 11/15/42	46,824	49,781
3.000%, due 02/15/43	444,580	473,296
3.000%, due 05/15/43	556,775	591,904
3.000%, due 06/15/43	188,678	200,582
3.000%, due 07/15/43	56,370	59,926
3.000%, due 01/15/45	333,234	355,677
3.000%, due 02/15/45	27,571	29,418
3.000%, due 07/15/45	468,005	499,345
3.000%, due 10/15/45	745,665	797,877
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 11/15/42	$384,331	$419,560
3.500%, due 03/15/45	193,625	208,043
3.500%, due 04/15/45	310,295	334,013
4.000%, due 12/15/41	929,808	1,029,288
4.000%, due 01/15/47	48,482	53,083
4.000%, due 02/15/47	347,672	380,664
4.000%, due 04/15/47	532,178	581,790
4.000%, due 05/15/47	74,888	81,869
4.000%, due 06/15/47	62,467	68,290
4.000%, due 07/15/47	115,176	125,913
4.000%, due 08/15/47	134,921	147,499
4.000%, due 12/15/47	34,283	37,479
4.000%, due 07/15/49	281,515	301,026
4.500%, due 09/15/39	339,773	382,883
4.500%, due 06/15/40	162,908	183,569
4.500%, due 12/15/45	12,186	13,771
4.500%, due 07/15/46	2,376	2,703
4.500%, due 08/15/46	8,327	9,413
4.500%, due 09/15/46	186,668	211,070
4.500%, due 10/15/46	421,856	476,890
4.500%, due 01/15/47	464,279	524,847
5.000%, due 12/15/34	17,481	18,179
5.000%, due 04/15/38	53,524	60,104
5.000%, due 12/15/39	4,917	5,643
5.000%, due 05/15/40	151,886	175,992
5.000%, due 05/15/41	34,033	37,247
5.500%, due 08/15/35	16,676	19,370
5.500%, due 02/15/38	1,406	1,646
5.500%, due 04/15/38	132,254	154,257
5.500%, due 05/15/38	134,645	157,631
5.500%, due 06/15/38	61,788	72,609
5.500%, due 10/15/38	345,559	404,469
5.500%, due 11/15/38	19,449	22,756
5.500%, due 12/15/38	4,109	4,807
5.500%, due 03/15/39	29,960	32,304
5.500%, due 05/15/39	31,122	36,437
5.500%, due 09/15/39	158,042	184,885
5.500%, due 01/15/40	4,488	5,127
5.500%, due 03/15/40	194,090	224,904
6.500%, due 02/15/29	308	345
6.500%, due 01/15/36	9,410	10,283
6.500%, due 09/15/36	110,833	129,369
6.500%, due 02/15/37	9,829	11,143
6.500%, due 04/15/37	4,888	5,776
6.500%, due 01/15/38	5,732	6,602
6.500%, due 06/15/38	19,362	22,650
6.500%, due 07/15/38	1,804	2,013
6.500%, due 11/15/38	3,300	4,186
8.000%, due 02/15/23	48	48
GNMA II 3.000%, due 09/20/47	819,971	864,522
3.500%, due 04/20/45	5,898	6,383
3.500%, due 11/20/45	496,794	534,476
3.500%, due 04/20/46	541,270	589,334
3.500%, due 05/20/46	587,314	627,419

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 04/20/47	$394,954	$431,595
3.500%, due 07/20/47	3,460,185	3,770,701
3.500%, due 08/20/47	330,923	361,623
3.500%, due 09/20/47	132,274	144,545
3.500%, due 11/20/47	452,708	494,708
3.500%, due 12/20/47	105,472	115,256
3.500%, due 01/20/48	2,066,015	2,257,085
3.500%, due 02/20/48	1,781,548	1,941,920
3.500%, due 03/20/48	2,748,412	2,987,467
3.500%, due 09/20/48	959,639	1,012,445
3.750%, due 05/20/30	441,361	469,983
4.000%, due 12/20/40	214,463	235,858
4.000%, due 07/20/41	46,702	51,480
4.000%, due 03/20/47	521,458	558,998
4.000%, due 12/20/47	62,491	67,752
4.000%, due 01/20/48	158,299	171,627
4.000%, due 03/20/48	320,850	350,753
4.000%, due 04/20/48	665,900	719,576
4.000%, due 05/20/48	188,476	203,806
4.000%, due 06/20/48	216,533	234,738
4.000%, due 07/20/48	59,310	64,180
4.000%, due 05/20/49	920,403	974,995
4.500%, due 10/20/44	116,628	125,143
4.500%, due 08/20/45	124,238	137,576
4.500%, due 04/20/48	43,630	47,044
4.500%, due 05/20/48	124,407	133,380
4.500%, due 06/20/48	312,576	334,695
4.500%, due 10/20/48	176,443	181,919
4.500%, due 01/20/49	308,039	328,163
4.500%, due 02/20/49	534,767	569,703
5.000%, due 12/20/33	118,910	130,869
5.000%, due 01/20/34	61,387	67,561
5.000%, due 02/20/38	69,780	78,969
5.000%, due 04/20/38	88,474	101,205
5.000%, due 08/20/41	11,452	13,106
5.000%, due 12/20/42	15,445	17,672
5.000%, due 08/20/43	1,314,820	1,504,371
5.000%, due 09/20/48	193,078	211,044
5.000%, due 10/20/48	257,475	281,432
5.000%, due 11/20/48	511,200	558,318
5.000%, due 12/20/48	426,664	466,364
5.500%, due 09/20/48	75,684	79,803
6.000%, due 10/20/38	2,538	3,025
6.500%, due 09/20/32	716	774
6.500%, due 12/20/38	4,941	5,726
7.000%, due 03/20/28	30,241	31,442
9.000%, due 04/20/25	3,372	3,616
9.000%, due 12/20/26	1,433	1,511
9.000%, due 01/20/27	6,570	6,925
9.000%, due 09/20/30	892	947
9.000%, due 10/20/30	2,868	3,258
9.000%, due 11/20/30	3,580	3,841
GNMA II ARM 1 year CMT + 1.500%, 1.875%, due 06/20/22[1]	3,193	3,202
1 year CMT + 1.500%, 1.875%, due 04/20/24[1]	8,289	8,363
	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 1.500%, 1.875%, due 04/20/26[1]	$39,946	$40,500
1 year CMT + 1.500%, 1.875%, due 06/20/26[1]	16,546	16,818
1 year CMT + 1.500%, 1.875%, due 04/20/27[1]	9,060	9,218
1 year CMT + 1.500%, 1.875%, due 04/20/30[1]	3,036	3,126
1 year CMT + 1.500%, 1.875%, due 05/20/30[1]	39,537	40,720
1 year CMT + 1.500%, 2.000%, due 01/20/23[1]	5,015	5,038
1 year CMT + 1.500%, 2.000%, due 03/20/23[1]	2,342	2,354
1 year CMT + 1.500%, 2.000%, due 01/20/24[1]	9,665	9,735
1 year CMT + 1.500%, 2.000%, due 01/20/25[1]	1,377	1,401
1 year CMT + 1.500%, 2.000%, due 02/20/25[1]	2,864	2,891
1 year CMT + 1.500%, 2.000%, due 05/20/25[1]	1,967	2,005
1 year CMT + 1.500%, 2.000%, due 03/20/26[1]	4,606	4,660
1 year CMT + 1.500%, 2.000%, due 01/20/27[1]	45,725	46,342
1 year CMT + 1.500%, 2.000%, due 02/20/27[1]	3,403	3,467
1 year CMT + 1.500%, 2.000%, due 04/20/27[1]	1,408	1,438
1 year CMT + 1.500%, 2.000%, due 01/20/28[1]	4,643	4,740
1 year CMT + 1.500%, 2.000%, due 02/20/28[1]	3,571	3,624
1 year CMT + 1.500%, 2.000%, due 04/20/30[1]	2,919	3,025
1 year CMT + 1.500%, 2.000%, due 05/20/30[1]	142,644	148,171
1 year CMT + 1.500%, 2.250%, due 09/20/21[1]	368	367
1 year CMT + 1.500%, 2.250%, due 08/20/25[1]	5,619	5,690
1 year CMT + 1.500%, 2.250%, due 09/20/25[1]	7,743	7,858
1 year CMT + 1.500%, 2.250%, due 08/20/26[1]	8,563	8,706
1 year CMT + 1.500%, 2.250%, due 09/20/26[1]	1,277	1,304
1 year CMT + 1.500%, 2.250%, due 07/20/27[1]	3,534	3,610
1 year CMT + 1.500%, 2.250%, due 08/20/27[1]	12,010	12,273
1 year CMT + 1.500%, 2.250%, due 07/20/30[1]	26,445	27,260
1 year CMT + 1.500%, 2.250%, due 08/20/30[1]	36,554	37,973

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—(concluded)
1 year CMT + 1.500%, 2.500%, due 11/20/21[1]	$151	$151
1 year CMT + 1.500%, 2.500%, due 03/20/25[1]	5,234	5,345
1 year CMT + 1.500%, 2.500%, due 07/20/30[1]	9,209	9,611
1 year CMT + 1.500%, 2.500%, due 08/20/30[1]	1,417	1,479
1 year CMT + 1.500%, 2.500%, due 10/20/30[1]	9,807	10,239
3.000%, due 02/20/48	511,606	539,403
1 year CMT + 1.500%, 3.000%, due 05/20/25[1]	8,547	8,809
1 year CMT + 1.500%, 3.000%, due 06/20/25[1]	7,282	7,509
GNMA II TBA 2.000%	10,400,000	10,632,440
2.500%[7]	22,600,000	23,407,171
3.000%	18,250,000	19,036,210
4.000%[7]	14,350,000	15,188,184
4.500%	12,910,000	13,764,219
GNMA TBA 4.000%	2,000,000	2,139,340
UMBS TBA 1.500%	9,000,000	9,098,176
2.000%[7]	26,300,000	27,200,255
2.500%[7]	39,775,000	41,420,856
3.000%	14,700,000	15,428,814
3.500%[7]	22,800,000	24,141,506
4.000%[7]	2,500,000	2,655,475
6.000%	1,000,000	1,122,969
Total U.S. government agency obligations (cost—$384,429,861)		391,183,890
	Number of shares
Short-term investments—0.1%
Investment companies—0.1%
State Street Institutional U.S. Government Money Market Fund, 0.030%[8] (cost—$322,364)	322,364	322,364
	Face amount
Short-term U.S. Treasury obligations—5.3%[9]
U.S. Treasury Bills 0.020%, due 09/21/21	$7,300,000	7,299,674
0.041%, due 10/14/21	3,900,000	3,899,675
0.046%, due 09/23/21	5,600,000	5,599,625
Total short-term U.S. Treasury obligations (cost—$16,798,974)		16,798,974
	Number of contracts	Notional amount		Value
Options purchased—0.0%†
Put options—0.0%†
FNMA TBA, 2.000%, strike @ 100.16, expires 08/05/21 (Counterparty JPMCB)	1,500,000	USD	150,240,000	$23
FNMA TBA, 2.000%, strike @ 100.47, expires 08/05/21 (Counterparty JPMCB)	1,500,000	USD	150,705,000	51
FNMA TBA, 2.500%, strike @ 103.23, expires 08/05/21 (Counterparty JPMCB)	3,000,000	USD	309,690,000	113
Total options purchased (cost—$45,234)				187
Swaptions purchased—0.0%†
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017%, expires 08/12/21 (Counterparty MSCI; receive fixed rate); underlying swap terminates 08/16/31	5,550,000	USD	5,550,000	532
3 Month USD LIBOR Interest Rate Swap, strike @ 1.140%, expires 08/23/21 (Counterparty BOA; receive fixed rate); underlying swap terminates 08/15/26	2,500,000	USD	2,500,000	407
3 Month USD LIBOR Interest Rate Swap, strike @ 1.350%, expires 03/01/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 03/03/25	27,000,000	USD	27,000,000	15,671
3 Month USD LIBOR Interest Rate Swap, strike @ 1.360%, expires 08/02/21 (Counterparty BOA; receive fixed rate); underlying swap terminates 08/04/31	3,600,000	USD	3,600,000	300
3 Month USD LIBOR Interest Rate Swap, strike @ 1.400%, expires 04/01/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 04/04/25	27,000,000	USD	27,000,000	20,839
3 Month USD LIBOR Interest Rate Swap, strike @ 1.470%, expires 11/01/21 (Counterparty BOA; receive fixed rate); underlying swap terminates 11/03/26	13,200,000	USD	13,200,000	6,976

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.470%, expires 11/01/21 (Counterparty DB; receive fixed rate); underlying swap terminates 11/03/26	13,200,000	USD	13,200,000	$6,976
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 05/02/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 05/04/25	27,000,000	USD	27,000,000	22,583
3 Month USD LIBOR Interest Rate Swap, strike @ 1.520%, expires 11/01/21 (Counterparty DB; receive fixed rate); underlying swap terminates 11/03/26	14,000,000	USD	14,000,000	6,003
3 Month USD LIBOR Interest Rate Swap, strike @ 1.800%, expires 09/09/21 (Counterparty MSCI; receive fixed rate); underlying swap terminates 09/13/31	6,200,000	USD	6,200,000	3,169
3 Month USD LIBOR Interest Rate Swap, strike @ 1.850%, expires 09/03/21 (Counterparty BNP; receive fixed rate); underlying swap terminates 09/07/31	6,200,000	USD	6,200,000	1,868
3 Month USD LIBOR Interest Rate Swap, strike @ 1.850%, expires 09/22/21 (Counterparty JPMCB; receive fixed rate); underlying swap terminates 09/02/31	5,700,000	USD	5,700,000	3,545
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.860%, expires 08/19/21 (Counterparty CITI; receive fixed rate); underlying swap terminates 08/23/31	1,300,000	USD	1,300,000	$104
Total swaptions purchased (cost—$623,613)				88,973
Total investments before investments sold short (cost—$501,453,868)—160.5%				507,906,447
		Face amount		Value
Investments sold short—(14.0)%
GNMA II TBA 2.500%			$(2,000,000)	(2,074,920)
4.000%			(4,500,000)	(4,756,410)
UMBS TBA 2.000%			(8,750,000)	(8,913,220)
2.500%			(700,000)	(729,078)
3.500%			(8,700,000)	(9,211,983)
4.000%			(16,175,000)	(17,292,854)
4.500%			(1,100,000)	(1,186,944)
Total investments sold short (proceeds—$44,098,027)				(44,165,409)
Liabilities in excess of other assets—(46.5)%				(147,289,674)
Net assets—100.0%				$316,451,364

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	608,460,000	6,000,000	FNMA TBA, 2.000%, strike @ 101.41	CITI	08/05/21	$13,594	$(38,253)	$(24,659)
USD	151,785,000	1,500,000	FNMA TBA, 2.000%, strike @ 101.19	CITI	08/05/21	2,344	(12,561)	(10,217)
USD	182,466,000	1,800,000	FNMA TBA, 2.000%, strike @ 101.37	GS	08/05/21	5,977	(12,103)	(6,126)
USD	303,840,000	3,000,000	FNMA TBA, 2.000%, strike @ 101.28	CITI	09/07/21	8,438	(24,681)	(16,243)
USD	303,990,000	3,000,000	FNMA TBA, 2.000%, strike @ 101.33	CITI	09/07/21	9,609	(23,685)	(14,076)
USD	304,740,000	3,000,000	FNMA TBA, 2.000%, strike @ 101.58	CITI	09/07/21	8,438	(18,681)	(10,243)
USD	252,550,000	2,500,000	FNMA TBA, 2.000%, strike @ 101.02	GS	09/07/21	10,938	(25,369)	(14,431)
USD	151,965,000	1,500,000	FNMA TBA, 2.000%, strike @ 101.31	JPMCB	09/07/21	4,687	(12,007)	(7,320)
USD	203,220,000	2,000,000	FNMA TBA, 2.000%, strike @ 101.61	CITI	09/07/21	7,500	(12,062)	(4,562)
USD	151,950,000	1,500,000	FNMA TBA, 2.000%, strike @ 101.30	CITI	09/07/21	5,156	(12,173)	(7,017)
USD	51,015,000	500,000	FNMA TBA, 2.000%, strike @ 102.03	CITI	10/07/21	1,367	(2,177)	(810)
USD	259,025,000	2,500,000	FNMA TBA, 2.500%, strike @ 103.61	CITI	08/05/21	7,812	(14,915)	(7,103)
USD	187,164,000	1,800,000	FNMA TBA, 2.500%, strike @ 103.98	JPMCB	08/05/21	3,656	(4,835)	(1,179)
USD	155,760,000	1,500,000	FNMA TBA, 2.500%, strike @ 103.84	CITI	09/07/21	2,109	(6,211)	(4,102)
USD	260,125,000	2,500,000	FNMA TBA, 2.500%, strike @ 104.05	JPMCB	09/07/21	3,223	(7,272)	(4,049)
USD	155,715,000	1,500,000	FNMA TBA, 2.500%, strike @ 103.81	GS	10/07/21	4,102	(6,432)	(2,330)
USD	155,595,000	1,500,000	FNMA TBA, 2.500%, strike @ 103.73	JPMCB	10/07/21	4,219	(7,159)	(2,940)
USD	103,980,000	1,000,000	FNMA TBA, 2.500%, strike @ 103.98	CITI	10/07/21	2,773	(3,349)	(576)
USD	155,865,000	1,500,000	FNMA TBA, 2.500%, strike @ 103.91	JPMCB	10/07/21	3,691	(5,607)	(1,916)
USD	103,600,000	1,000,000	FNMA TBA, 2.500%, strike @ 103.60	GS	10/07/21	3,203	(5,646)	(2,443)
USD	155,655,000	1,500,000	FNMA TBA, 2.500%, strike @ 103.77	JPMCB	10/07/21	4,277	(6,863)	(2,586)
Total						$117,113	$(262,041)	$(144,928)
			Put options
USD	652,470,000	6,500,000	FNMA TBA, 2.000%, strike @ 100.38	CITI	08/05/21	$12,187	$(176)	$12,011
USD	249,225,000	2,500,000	FNMA TBA, 2.000%, strike @ 99.69	CITI	08/05/21	8,008	(11)	7,997
USD	148,785,000	1,500,000	FNMA TBA, 2.000%, strike @ 99.19	CITI	08/05/21	5,039	(1)	5,038
USD	298,410,000	3,000,000	FNMA TBA, 2.000%, strike @ 99.47	JPMCB	08/05/21	18,633	(7)	18,626
USD	148,755,000	1,500,000	FNMA TBA, 2.000%, strike @ 99.17	CITI	08/05/21	9,433	(1)	9,432
USD	149,115,000	1,500,000	FNMA TBA, 2.000%, strike @ 99.41	JPMCB	08/05/21	6,914	(3)	6,911
USD	149,085,000	1,500,000	FNMA TBA, 2.000%, strike @ 99.39	GS	08/05/21	6,797	(3)	6,794
USD	49,970,000	500,000	FNMA TBA, 2.000%, strike @ 99.94	CITI	08/05/21	1,601	(4)	1,597
USD	148,755,000	1,500,000	FNMA TBA, 2.000%, strike @ 99.17	CITI	08/05/21	9,258	(2)	9,256
USD	596,460,000	6,000,000	FNMA TBA, 2.000%, strike @ 99.41	CITI	08/05/21	25,781	(12)	25,769
USD	247,550,000	2,500,000	FNMA TBA, 2.000%, strike @ 99.02	GS	09/07/21	15,625	(1,342)	14,283
USD	173,740,000	1,750,000	FNMA TBA, 2.000%, strike @ 99.28	CITI	09/07/21	8,477	(1,131)	7,346
USD	150,960,000	1,500,000	FNMA TBA, 2.000%, strike @ 100.64	CITI	09/07/21	8,086	(2,799)	5,287
USD	199,160,000	2,000,000	FNMA TBA, 2.000%, strike @ 99.58	CITI	09/07/21	8,828	(1,609)	7,219
USD	550,605,000	5,500,000	FNMA TBA, 2.000%, strike @ 100.11	CITI	09/07/21	22,344	(6,657)	15,687
USD	49,690,000	500,000	FNMA TBA, 2.000%, strike @ 99.38	CITI	09/07/21	1,738	(346)	1,392
USD	50,015,000	500,000	FNMA TBA, 2.000%, strike @ 100.03	CITI	10/07/21	2,500	(1,354)	1,146
USD	102,080,000	1,000,000	FNMA TBA, 2.500%, strike @ 102.08	CITI	08/05/21	4,375	(1)	4,374
USD	102,340,000	1,000,000	FNMA TBA, 2.500%, strike @ 102.34	CITI	08/05/21	3,399	(2)	3,397

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

Options written—(concluded)

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	152,550,000	1,500,000	FNMA TBA, 2.500%, strike @ 101.70	CITI	08/05/21	$2,929	$—	$2,929
USD	613,380,000	6,000,000	FNMA TBA, 2.500%, strike @ 102.23	JPMCB	08/05/21	18,750	(8)	18,742
USD	102,590,000	1,000,000	FNMA TBA, 2.500%, strike @ 102.59	CITI	08/05/21	3,515	(4)	3,511
USD	51,050,000	500,000	FNMA TBA, 2.500%, strike @ 102.10	CITI	08/05/21	2,188	(1)	2,187
USD	101,800,000	1,000,000	FNMA TBA, 2.500%, strike @ 101.80	CITI	08/05/21	4,453	—	4,453
USD	183,564,000	1,800,000	FNMA TBA, 2.500%, strike @ 101.98	JPMCB	08/05/21	6,188	(1)	6,187
USD	562,650,000	5,500,000	FNMA TBA, 2.500%, strike @ 102.30	JPMCB	08/12/21	18,476	(471)	18,005
USD	613,380,000	6,000,000	FNMA TBA, 2.500%, strike @ 102.23	JPMCB	08/12/21	19,219	(469)	18,750
USD	561,880,000	5,500,000	FNMA TBA, 2.500%, strike @ 102.16	JPMCB	09/07/21	5,371	(3,113)	2,258
USD	152,760,000	1,500,000	FNMA TBA, 2.500%, strike @ 101.84	CITI	09/07/21	4,336	(659)	3,677
USD	204,100,000	2,000,000	FNMA TBA, 2.500%, strike @ 102.05	JPMCB	09/07/21	5,078	(1,030)	4,048
USD	256,075,000	2,500,000	FNMA TBA, 2.500%, strike @ 102.43	JPMCB	10/14/21	5,078	(5,495)	(417)
USD	156,210,000	1,500,000	FNMA TBA, 3.000%, strike @ 104.14	JPMCB	08/05/21	2,578	(9)	2,569
USD	104,260,000	1,000,000	FNMA TBA, 3.000%, strike @ 104.26	CITI	08/05/21	3,047	(12)	3,035
USD	104,010,000	1,000,000	FNMA TBA, 3.000%, strike @ 104.01	CITI	09/07/21	1,953	(574)	1,379
USD	155,970,000	1,500,000	FNMA TBA, 3.000%, strike @ 103.98	JPMCB	09/07/21	4,571	(826)	3,745
USD	155,550,000	1,500,000	FNMA TBA, 3.000%, strike @ 103.70	JPMCB	09/07/21	4,570	(511)	4,059
Total						$291,323	$(28,644)	$262,679
Total options written						$408,436	$(290,685)	$117,751

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	6,600	6,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.019%, terminating 08/16/31	MSCI	Pay	08/12/21	$47,603	$(115)	$47,488
USD	4,500	4,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.019%, terminating 08/16/31	MSCI	Pay	08/12/21	39,731	(72)	39,659
Total							$87,334	$(187)	$87,147
			Put swaptions
USD	2,500	2,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.590%, terminating 08/25/26	BOA	Pay	08/23/21	$8,750	$(5)	$8,745
USD	27,700	27,700,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.720%, terminating 11/03/26	MSCI	Pay	11/01/21	104,395	(5,147)	99,248
USD	8,000	8,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.300%, terminating 09/13/31	MSCI	Pay	09/09/21	46,154	(285)	45,869
USD	8,000	8,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.350%, terminating 09/07/31	BNP	Pay	09/03/21	46,400	(143)	46,257
USD	7,500	7,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.350%, terminating 09/22/31	JPMCB	Pay	09/22/21	54,809	(420)	54,389
USD	1,300	1,300,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.360%, terminating 08/23/31	CITI	Pay	08/19/21	9,100	(2)	9,098
Total							$269,608	$(6,002)	$263,606
Total swaptions written							$356,942	$(6,189)	$350,753

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts:
34	USD	U.S. Treasury Note 10 Year Futures	September 2021	$(4,478,927)	$(4,571,406)	$(92,479)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	36,100	06/16/23	Quarterly	0.250%	3 Month USD LIBOR	$(10,574)	$(35,148)
USD	29,000	06/17/24	Quarterly	0.250	3 Month USD LIBOR	156,061	(44,149)
USD	10,800	04/28/23	Maturity	0.200	3 Month USD LIBOR	(585)	(980)
USD	1,000	07/21/31	Quarterly	1.410	3 Month USD LIBOR	(11,905)	(11,905)
USD	2,000	03/31/21	Semi-Annual	3 Month USD LIBOR	0.750%	(86,685)	(45,959)
USD	9,140	06/16/31	Semi-Annual	3 Month USD LIBOR	0.750	(455,486)	323,650
USD	10,200	06/16/28	Semi-Annual	3 Month USD LIBOR	0.500	(361,757)	167,929
USD	1,200	09/22/31	Semi-Annual	3 Month USD LIBOR	1.850	64,652	64,652
USD	410	09/13/31	Semi-Annual	3 Month USD LIBOR	1.800	20,304	20,304
USD	450	09/07/31	Semi-Annual	3 Month USD LIBOR	1.850	24,583	24,583
Total						$(661,392)	$462,977

OTC total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
DB	USD	752	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$2,404	$(2,789)	$(385)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$42,014,260	$293,852	$42,308,112
Mortgage-backed securities	—	57,203,947	—	57,203,947
U.S. government agency obligations	—	391,183,890	—	391,183,890
Short-term investments	—	322,364	—	322,364
Short-term U.S. Treasury obligations	—	16,798,974	—	16,798,974
Options purchased	—	187	—	187
Swaptions purchased	—	88,973	—	88,973
Swap agreements	—	265,600	—	265,600
Total	$—	$507,878,195	$293,852	$508,172,047
Liabilities
Investments sold short	$—	$(44,165,409)	$—	$(44,165,409)
Options written	—	(290,685)	—	(290,685)
Swaptions written	—	(6,189)	—	(6,189)
Futures contracts	(92,479)	—	—	(92,479)
Swap agreements	—	(929,781)	—	(929,781)
Total	$(92,479)	$(45,392,064)	$—	$(45,484,543)

At July 31, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%).

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $50,589,929, represented 16.0% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

8  Rates shown reflect yield at July 31, 2021.

9  Rate shown is the discount rate at the date of purchase unless otherwise noted.

10  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned -0.39% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned -0.70%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. This was driven by a diverse set of factors, as we took advantage of the opportunities presented during the COVID crisis. The main contributors to performance were positioning and selection within investment grade credit, allocation to high yield credit, securitized asset positioning, agency mortgage selection, duration positioning, emerging market debt selection and Treasury Inflation-Protected Security (TIPS) allocation. The Portfolio generally held an overweight position across spread sectors given their attractive valuations, alongside support in the form of both fiscal and monetary policy. This benefited performance, as most spread sectors recovered over the second half of 2020 and spreads continued to tighten through pre-COVID levels in 2021 as the economy reopened. The Portfolio held an underweight duration position for much of the period, which contributed as interest rates sold off over the fourth quarter of 2020 and the first quarter of 2021. There were no notable detractors from returns.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period, the following kinds of derivatives were the most commonly used. Futures were useful to manage our exposure to interest rates by adding duration to or subtracting it from the Portfolio at particular points on the yield curve. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Intermediate Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.72)%	3.03%	2.51%
Class Y2	(0.47)	3.29	2.76
Class P3	(0.39)	3.30	2.76
After deducting maximum sales charge
Class A1	(4.44)	2.24	2.12
Bloomberg Barclays US Aggregate Bond Index[4]	(0.70)	3.13	3.35

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.11)%	2.89%	2.51%
Class Y2	0.14	3.14	2.77
Class P3	0.14	3.12	2.77
After deducting maximum sales charge
Class A1	(3.84)	2.11	2.12

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.04% and 0.91%; Class Y—0.87% and 0.66%; and Class P—0.84% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg Barclays US Aggregate Bond Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Characteristics
Weighted average duration	6.17 yrs.
Weighted average maturity	8.82 yrs.
Average coupon	3.70%
Top ten holdings
UMBS TBA, 2.500%	8.2%
UMBS TBA, 2.000%	2.8
U.S. Treasury Bonds, 3.000% due 02/15/47	2.5
U.S. Treasury Notes, 0.250% due 06/15/24	2.5
FNMA, 3.500% due 03/01/46	2.2
U.S. Treasury Notes, 0.625% due 05/15/30	1.9
FNMA, 3.000% due 03/01/47	1.5
UMBS TBA, 3.000%	1.4
U.S. Treasury Bonds, 1.125% due 08/15/40	1.4
GNMA II TBA, 2.000%	1.4
Total	25.8%
Top five issuer breakdown by country or territory of origin
United States	106.4%
Germany	1.4
United Kingdom	1.3
France	1.1
Senegal	1.0
Total	111.2%
Asset allocation
Corporate bonds	36.9%
U.S. government agency obligations	30.6
U.S. Treasury obligations	23.0
Short-term investments	15.8
Mortgage-backed securities	5.1
Asset-backed securities	3.9
Non-U.S. government agency obligations	2.7
Options and swaptions purchased	0.4
Municipal bonds	0.2
Investments sold short	(1.3)
Cash equivalents and liabilities in excess of other assets	(17.3)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Asset-backed securities—3.9%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[2]	443,905	$468,176
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554%, due 12/05/22[2,3]	254,315	255,632
College Avenue Student Loans LLC, Series 2021-A, Class A1, 1 mo. USD LIBOR + 1.100%, 1.189%, due 07/25/51[2,4]	90,107	90,872
Series 2021-B, Class A2, 1.760%, due 06/25/52[2]	100,000	101,101
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, due 11/15/28[2]	630,000	641,372
Series 2020-2A, Class A, 1.370%, due 07/16/29[2]	180,000	182,218
Series 2021-2A, Class A, 0.960%, due 02/15/30[2]	540,000	541,558
Series 2021-3A, Class A, 1.000%, due 05/15/30[2]	280,000	281,198
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[2]	26,401	26,496
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.240%, 0.329%, due 10/25/34[2,4]	32,286	32,267
EDvestinU Private Education Loan Issue No 3 LLC, Series 2021-A, Class A, 1.800%, due 11/25/45[2]	93,137	94,028
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[2]	45,734	46,556
Lehman XS Trust, Series 2005-6, Class 1A1, 1 mo. USD LIBOR + 0.520%, 0.609%, due 11/25/35[4]	107,514	99,910
Lendmark Funding Trust, Series 2021-1A, Class A, 1.900%, due 11/20/31[2]	210,000	213,871
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.860%, due 03/20/36[2]	180,000	182,383
Navient Private Education Loan Trust, Series 2020-IA, Class B, 2.950%, due 04/15/69[2]	100,000	104,245
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 1.143%, due 12/15/59[2,4]	378,147	382,572
Series 2021-A, Class A, 0.840%, due 05/15/69[2]	111,761	111,698
Series 2021-DA, Class A, 1.260%, due 04/15/60[2,16]	504,091	504,091
	Face amount[1]	Value
Asset-backed securities—(continued)
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[2]	61,830	$63,611
Nelnet Student Loan Trust, Series 2021-A, Class APT2, 1.360%, due 04/20/62[2]	716,375	719,750
Series 2021-BA, Class AFL, 1 mo. USD LIBOR + 0.780%, 0.884%, due 04/20/62[2,4]	1,025,000	1,026,321
Nissan Master Owner Trust Receivables, Series 2019-B, Class A, 1 mo. USD LIBOR + 0.430%, 0.523%, due 11/15/23[4]	410,000	410,468
PFS Financing Corp., Series 2020-E, Class A, 1.000%, due 10/15/25[2]	470,000	474,839
Series 2021-A, Class A, 0.710%, due 04/15/26[2]	210,000	210,192
Prodigy Finance Ltd., Series 2021-1A, Class A, 1 mo. USD LIBOR + 1.250%, 1.351%, due 07/25/51[2,4]	480,000	480,873
Regional Management Issuance Trust, Series 2021-2, Class A, 1.900%, due 08/15/33[2]	245,000	246,324
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[2]	117,600	126,282
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750%, 4.843%, due 10/15/41[2,4]	475,000	531,460
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.843%, due 10/15/35[2,4]	128,325	128,802
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 0.893%, due 02/15/36[2,4]	446,592	448,279
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.843%, due 11/15/35[2,4]	563,042	561,308
Series 2021-A, Class A2A1, 1 mo. USD LIBOR + 0.730%, 0.823%, due 01/15/53[2,4]	640,000	641,151
Series 2021-A, Class B, 2.310%, due 01/15/53[2]	100,000	102,366
Series 2021-C, Class APT1, 1.390%, due 01/15/53[2]	268,747	269,431
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, 1.839%, due 08/25/36[2,4]	31,250	31,469
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 1.289%, due 06/25/33[2,4]	21,074	21,192

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Asset-backed securities—(concluded)
Series 2018-A, Class A2B, 2.950%, due 02/25/42[2]		156,131	$159,081
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, due 02/15/46[2]		172,298	174,996
Westlake Automobile Receivables Trust, Series 2020-1A, Class A2, 1.440%, due 09/15/23[2]		419,322	420,651
Series 2021-2A, Class A2A, 0.320%, due 04/15/25[2]		805,000	805,320
Total asset-backed securities (cost—$12,269,235)			12,414,410
Corporate bonds—36.9%
Aerospace & defense—1.6%
Airbus SE 2.000%, due 04/07/28[5]	EUR	200,000	265,530
BAE Systems Holdings, Inc. 3.800%, due 10/07/24[2]		345,000	375,814
3.850%, due 12/15/25[2]		82,000	90,767
General Dynamics Corp. 3.500%, due 04/01/27		226,000	252,964
3.750%, due 05/15/28		58,000	66,510
L3Harris Technologies, Inc. 3.850%, due 12/15/26		213,000	240,416
4.400%, due 06/15/28		250,000	292,143
Lockheed Martin Corp. 3.800%, due 03/01/45		139,000	164,922
Series B, 6.150%, due 09/01/36		65,000	94,290
Northrop Grumman Corp. 2.930%, due 01/15/25		303,000	323,273
4.030%, due 10/15/47		166,000	200,914
4.750%, due 06/01/43		27,000	35,390
Raytheon Technologies Corp. 2.150%, due 05/18/30	EUR	150,000	202,567
3.100%, due 11/15/21		80,000	80,078
3.750%, due 11/01/46		28,000	32,418
4.125%, due 11/16/28		169,000	196,059
4.150%, due 05/15/45		208,000	252,050
4.200%, due 12/15/44		75,000	86,213
7.000%, due 11/01/28		24,000	31,755
7.200%, due 08/15/27		54,000	71,255
Thales SA 0.010%, due 05/31/22[5]	EUR	200,000	238,030
0.750%, due 06/07/23[5]	EUR	100,000	120,746
TransDigm, Inc. 6.250%, due 03/15/26[2]		170,000	178,288
8.000%, due 12/15/25[2]		1,152,000	1,236,960
			5,129,352
Agriculture—0.7%
Altria Group, Inc. 3.125%, due 06/15/31	EUR	260,000	362,978
4.800%, due 02/14/29		49,000	57,338
5.800%, due 02/14/39		387,000	485,882
6.200%, due 02/14/59		13,000	17,233
	Face amount[1]		Value
Corporate bonds—(continued)
Agriculture—(concluded)
BAT Capital Corp. 3.215%, due 09/06/26		321,000	$343,929
5.282%, due 04/02/50		247,000	292,490
BAT International Finance PLC 0.875%, due 10/13/23[5]	EUR	155,000	187,256
1.250%, due 03/13/27[5]	EUR	100,000	123,156
Imperial Brands Finance Netherlands BV 1.750%, due 03/18/33[5]	EUR	100,000	122,240
Philip Morris International, Inc. 1.450%, due 08/01/39	EUR	110,000	131,047
2.000%, due 05/09/36	EUR	100,000	130,978
			2,254,527
Airlines—0.7%
Air Canada Pass-Through Trust 3.300%, due 01/15/30[2]		47,398	48,434
3.700%, due 01/15/26[2]		706	692
American Airlines Pass-Through Trust 3.000%, due 10/15/28		102,765	104,957
3.600%, due 09/22/27		42,737	44,426
4.375%, due 06/15/24[2]		77,350	76,027
4.400%, due 09/22/23		144,376	141,168
Series AA, 3.150%, due 02/15/32		113,503	116,748
Series AA, 3.200%, due 06/15/28		43,285	44,160
Series AA, 3.575%, due 01/15/28		53,331	54,742
Series AA, 3.650%, due 02/15/29		33,005	34,459
Series B, 4.950%, due 02/15/25		420,708	415,618
Series B, 5.250%, due 01/15/24		38,376	37,769
Delta Airlines Pass-Through Trust, Series AA, 2.000%, due 06/10/28		61,113	61,484
Series AA, 3.204%, due 04/25/24		120,000	127,047
United Airlines Pass-Through Trust 3.450%, due 12/01/27		35,637	37,465
4.875%, due 01/15/26		37,370	39,201
Series 16-2, 3.650%, due 10/07/25		7,703	7,689
Series 20-1, 5.875%, due 10/15/27		111,297	123,806
Series AA, 2.700%, due 05/01/32		48,055	48,500
Series AA, 2.875%, due 10/07/28		61,124	62,985
Series AA, 3.100%, due 07/07/28		4,734	5,010
Series AA, 3.500%, due 03/01/30		17,669	18,494
Series AA, 4.150%, due 08/25/31		63,194	68,607

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
Series B, 3.500%, due 05/01/28		73,454	$72,958
Series B, 4.600%, due 03/01/26		54,306	56,239
Series B, 4.625%, due 09/03/22		205,755	211,022
Series B, 4.750%, due 04/11/22		127,676	129,561
			2,189,268
Apparel—0.1%
Hanesbrands, Inc. 4.875%, due 05/15/26[2]		250,000	269,525
Auto manufacturers—1.4%
American Honda Finance Corp. 1.375%, due 11/10/22	EUR	120,000	145,626
BMW U.S. Capital LLC 2.550%, due 04/01/31[2,6]		103,000	109,231
Daimler Finance North America LLC 2.125%, due 03/10/25[2]		296,000	308,112
3.500%, due 08/03/25[2]		150,000	163,935
Daimler International Finance BV 0.250%, due 08/09/21[5]	EUR	165,000	195,753
0.250%, due 11/06/23[5]	EUR	60,000	71,939
General Motors Financial Co., Inc. 2.750%, due 06/20/25		491,000	519,054
4.000%, due 01/15/25		113,000	123,536
4.300%, due 07/13/25		33,000	36,621
4.350%, due 04/09/25		121,000	134,071
Hyundai Capital America 2.375%, due 02/10/23[2]		365,000	374,277
3.950%, due 02/01/22[2]		290,000	294,920
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[2]		200,000	204,725
3.750%, due 03/05/23[2]		350,000	366,884
Nissan Motor Acceptance Corp. 2.750%, due 03/09/28[2]		128,000	130,645
Nissan Motor Co. Ltd. 4.810%, due 09/17/30[2]		261,000	297,972
Stellantis NV 1.250%, due 06/20/33[5]	EUR	140,000	168,815
Toyota Motor Credit Corp. 3.000%, due 04/01/25		319,000	344,144
Toyota Motor Finance Netherlands BV 0.250%, due 01/10/22[5]	EUR	105,000	124,949
Volkswagen Financial Services AG 0.750%, due 10/14/21[5]	EUR	120,000	142,646
Volvo Treasury AB 3 mo. Euribor + 0.650%, 0.105%, due 09/13/21[4,5]	EUR	200,000	237,371
			4,495,226
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—0.1%
BorgWarner, Inc. 1.000%, due 05/19/31	EUR	100,000	$122,149
Conti-Gummi Finance BV 1.125%, due 09/25/24[5]	EUR	110,000	135,260
Magna International, Inc. 2.450%, due 06/15/30		191,000	198,146
			455,555
Banks—8.1%
Banco de Sabadell SA
(fixed, converts to FRN on 03/11/26), 1.125%, due 03/11/27[5]	EUR	200,000	245,584
Bank of America Corp. (fixed, converts to FRN on 10/26/30), 0.654%, due 10/26/31[5]	EUR	100,000	119,622
(fixed, converts to FRN on 10/24/25), 1.197%, due 10/24/26		264,000	263,602
(fixed, converts to FRN on 06/19/25), 1.319%, due 06/19/26		929,000	933,979
(fixed, converts to FRN on 07/22/26), 1.734%, due 07/22/27		117,000	119,031
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31		107,000	110,259
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31		169,000	175,159
(fixed, converts to FRN on 10/22/29), 2.884%, due 10/22/30		106,000	112,583
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		264,000	273,278
(fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30		836,000	906,772
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26		366,000	393,911
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28		203,000	223,056
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24		123,000	128,841
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28		162,000	180,273
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28		840,000	938,949
4.000%, due 01/22/25		76,000	83,370
(fixed, converts to FRN on 04/23/39), 4.078%, due 04/23/40		420,000	494,078
4.200%, due 08/26/24		97,000	106,315
4.450%, due 03/03/26		84,000	95,136
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[7]		90,000	103,388
Series L, 3.950%, due 04/21/25		127,000	139,421
Bank of New York Mellon Corp. (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28		61,000	67,803

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Series F, (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[7]		115,000	$126,069
Banque Federative du Credit Mutuel SA 0.125%, due 08/30/21[5]	EUR	200,000	237,364
0.750%, due 06/15/23[5]	EUR	100,000	121,251
Barclays PLC (fixed, converts to FRN on 03/10/31), 2.667%, due 03/10/32[6]		216,000	219,867
(fixed, converts to FRN on 04/02/24), 3.375%, due 04/02/25[5]	EUR	100,000	129,372
3.684%, due 01/10/23		432,000	438,130
(fixed, converts to FRN on 03/10/41), 3.811%, due 03/10/42		200,000	215,894
BNP Paribas SA (fixed, converts to FRN on 04/13/26), 0.250%, due 04/13/27[5]	EUR	200,000	237,937
(fixed, converts to FRN on 01/19/29), 0.500%, due 01/19/30[5]	EUR	200,000	237,360
BPCE SA 0.250%, due 01/15/26[5]	EUR	100,000	120,612
0.625%, due 04/28/25[5]	EUR	100,000	122,201
2.700%, due 10/01/29[2]		313,000	332,438
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31		1,370,000	1,418,758
(fixed, converts to FRN on 02/18/26), 3.875%, due 02/18/26[7]		136,000	139,196
Credit Suisse Group AG (fixed, converts to FRN on 04/02/25), 3.250%, due 04/02/26[5]	EUR	200,000	263,011
Danske Bank A/S 1.226%, due 06/22/24[2]		378,000	382,312
5.000%, due 01/12/22[2]		250,000	254,823
Deutsche Bank AG (fixed, converts to FRN on 04/01/24), 1.447%, due 04/01/25		204,000	205,645
1.686%, due 03/19/26		210,000	213,185
(fixed, converts to FRN on 11/24/25), 2.129%, due 11/24/26		155,000	158,382
4.100%, due 01/13/26		45,000	49,572
Goldman Sachs Group, Inc. 3 mo. Euribor + 0.550%, 0.002%, due 04/21/23[4,5]	EUR	230,000	273,385
3 mo. USD LIBOR + 0.780%, 0.909%, due 10/31/22[4]		65,000	65,104
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22		445,000	447,570
(fixed, converts to FRN on 04/22/41), 3.210%, due 04/22/42		358,000	378,716
3.500%, due 01/23/25		94,000	101,743
3.500%, due 04/01/25		805,000	873,991
3.500%, due 11/16/26		146,000	159,436
3.750%, due 05/22/25		302,000	330,824
3.750%, due 02/25/26		348,000	385,387
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38		76,000	$90,202
LANK, 3 mo. USD LIBOR + 1.170%, 1.326%, due 05/15/26[4]		244,000	250,389
ING Groep N.V. (fixed, converts to FRN on 09/03/24), 0.100%, due 09/03/25[5]	EUR	100,000	119,388
JPMorgan Chase & Co. (fixed, converts to FRN on 03/13/25), 2.005%, due 03/13/26		502,000	520,232
(fixed, converts to FRN on 10/15/29), 2.739%, due 10/15/30		60,000	63,406
(fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41		52,000	55,216
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28		803,000	896,032
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49		31,000	36,491
(fixed, converts to FRN on 01/29/26), 3.960%, due 01/29/27		524,000	586,214
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29		196,000	223,598
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48		314,000	374,945
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29		211,000	248,043
KBC Group N.V. 1.125%, due 01/25/24[5]	EUR	100,000	122,833
Lloyds Banking Group PLC 4.375%, due 03/22/28		214,000	247,707
Mitsubishi UFJ Financial Group, Inc. 2.048%, due 07/17/30		261,000	263,985
Mizuho Financial Group, Inc. 0.523%, due 06/10/24[5]	EUR	100,000	121,164
(fixed, converts to FRN on 09/08/30), 1.979%, due 09/08/31		201,000	199,235
(fixed, converts to FRN on 05/25/25), 2.226%, due 05/25/26		308,000	319,720
(fixed, converts to FRN on 09/13/24), 2.555%, due 09/13/25		200,000	210,079
(fixed, converts to FRN on 07/16/24), 2.839%, due 07/16/25		280,000	296,134
Morgan Stanley (fixed, converts to FRN on 05/04/26), 1.593%, due 05/04/27		621,000	630,321
(fixed, converts to FRN on 02/13/31), 1.794%, due 02/13/32		858,000	834,150
3.625%, due 01/20/27		157,000	175,372
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29		272,000	305,867
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30		1,084,000	1,273,815
6.375%, due 07/24/42		31,000	48,010

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
OP Corporate Bank PLC (fixed, converts to FRN on 06/09/25), 1.625%, due 06/09/30[5]	EUR	300,000	$370,131
Santander UK Group Holdings PLC (fixed, converts to FRN on 11/15/23), 4.796%, due 11/15/24		296,000	323,094
State Street Corp., Series F, (fixed, converts to FRN on 09/15/21), 3.716%, due 09/15/21[7]		44,000	44,071
Series H, (fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[7]		125,000	133,401
Sumitomo Mitsui Financial Group, Inc. 2.750%, due 01/15/30		200,000	212,803
2.784%, due 07/12/22		105,000	107,489
Toronto-Dominion Bank 0.375%, due 04/25/24[5]	EUR	200,000	241,500
Wells Fargo & Co. 1.125%, due 10/29/21[5]	EUR	155,000	184,577
(fixed, converts to FRN on 10/30/29), 2.879%, due 10/30/30		330,000	352,647
(fixed, converts to FRN on 04/30/40), 3.068%, due 04/30/41		248,000	259,793
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28		317,000	351,696
			25,947,695
Beverages—0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36[6]		1,045,000	1,300,100
Coca-Cola Co. 1.000%, due 03/09/41	EUR	100,000	121,765
Keurig Dr. Pepper, Inc. 3.200%, due 05/01/30		61,000	67,178
Pernod Ricard SA 0.000%, due 10/24/23[5,8]	EUR	100,000	119,459
Suntory Holdings Ltd. 2.250%, due 10/16/24[2]		380,000	395,600
			2,004,102
Biotechnology—0.1%
Amgen, Inc. 4.400%, due 05/01/45		91,000	113,512
Biogen, Inc. 3.150%, due 05/01/50		91,000	90,726
Gilead Sciences, Inc. 4.800%, due 04/01/44		163,000	212,192
			416,430
	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—0.1%
Carrier Global Corp. 2.242%, due 02/15/25		71,000	$74,305
Holcim Finance Luxembourg SA 0.500%, due 04/23/31[5]	EUR	100,000	118,466
			192,771
Chemicals—0.4%
Air Liquide Finance SA 0.375%, due 04/18/22[5]	EUR	100,000	119,065
Air Products & Chemicals, Inc. 2.800%, due 05/15/50		60,000	62,133
Dow Chemical Co. 1.125%, due 03/15/32	EUR	170,000	212,032
5.550%, due 11/30/48		65,000	93,583
DuPont de Nemours, Inc. 4.493%, due 11/15/25		353,000	401,644
LYB International Finance III LLC 4.200%, due 05/01/50		49,000	58,059
Sherwin-Williams Co. 4.200%, due 01/15/22		330,000	332,528
4.500%, due 06/01/47		37,000	46,928
			1,325,972
Commercial banks—1.0%
Bank of America Corp. (fixed, converts to FRN on 04/22/24), 0.976%, due 04/22/25		203,000	204,105
(fixed, converts to FRN on 06/14/28), 2.087%, due 06/14/29		289,000	294,280
Danske Bank A/S 5.375%, due 01/12/24[5]		218,000	241,345
Goldman Sachs Group, Inc. (fixed, converts to FRN on 12/09/25), 1.093%, due 12/09/26		43,000	42,717
(fixed, converts to FRN on 04/23/28), 4.411%, due 04/23/39		35,000	43,194
HSBC Holdings PLC (fixed, converts to FRN on 05/24/26), 1.589%, due 05/24/27		238,000	239,415
(fixed, converts to FRN on 05/24/31), 2.804%, due 05/24/32		200,000	207,441
JPMorgan Chase & Co. (fixed, converts to FRN on 04/22/26), 1.578%, due 04/22/27		433,000	438,087
Kreditanstalt fuer Wiederaufbau 0.010%, due 01/10/31[5]	EUR	965,000	1,171,334
Morgan Stanley (fixed, converts to FRN on 07/20/26), 1.512%, due 07/20/27		109,000	109,908
Santander UK Group Holdings PLC (fixed, converts to FRN on 03/15/24), 1.089%, due 03/15/25		326,000	327,630
			3,319,456

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—0.4%
ADT Security Corp. 4.125%, due 06/15/23		355,000	$374,902
ADT Security Corp. 3.500%, due 07/15/22		442,000	453,242
Amadeus IT Group SA 2.875%, due 05/20/27[5]	EUR	100,000	134,907
Global Payments, Inc. 2.900%, due 05/15/30		58,000	61,624
3.200%, due 08/15/29		192,000	207,929
RELX Capital, Inc. 3.000%, due 05/22/30		181,000	195,364
			1,427,968
Computers—0.5%
Apple, Inc. 2.700%, due 08/05/51		15,000	15,035
2.800%, due 02/08/61		2,000	1,983
Dell International LLC/EMC Corp. 8.350%, due 07/15/46		42,000	68,752
International Business Machines Corp. 0.500%, due 09/07/21	EUR	300,000	356,188
3.300%, due 05/15/26		171,000	188,882
4.000%, due 06/20/42		133,000	157,619
Leidos, Inc. 4.375%, due 05/15/30		421,000	483,763
Seagate HDD Cayman 4.091%, due 06/01/29[2]		340,000	356,575
			1,628,797
Diversified financial services—0.4%
Air Lease Corp. 1.875%, due 08/15/26		28,000	28,261
2.875%, due 01/15/26		134,000	141,684
Capital One Financial Corp. 1.650%, due 06/12/29	EUR	200,000	255,330
Charles Schwab Corp. 3.250%, due 05/22/29		9,000	10,012
Series E, (fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[7]		190,000	192,375
Series I, (fixed, converts to FRN on 06/01/26), 4.000%, due 06/01/26[7]		130,000	135,688
FCA Bank SpA 0.500%, due 09/18/23[5]	EUR	100,000	120,099
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35		200,000	245,394
Intercontinental Exchange, Inc. 2.100%, due 06/15/30		122,000	123,165
PSA Banque France SA 0.010%, due 01/22/25[5]	EUR	100,000	118,948
			1,370,956
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—2.7%
AEP Texas, Inc. 3.450%, due 05/15/51		107,000	$114,972
Series H, 3.450%, due 01/15/50		102,000	108,501
AEP Transmission Co. LLC 3.150%, due 09/15/49		95,000	102,591
3.750%, due 12/01/47		64,000	74,893
4.250%, due 09/15/48		25,000	31,605
Alabama Power Co. 3.450%, due 10/01/49		42,000	47,171
4.150%, due 08/15/44		97,000	119,182
Ameren Illinois Co. 3.250%, due 03/15/50		110,000	120,611
Baltimore Gas & Electric Co. 2.250%, due 06/15/31		30,000	30,872
Baltimore Gas & Electric Co. 3.750%, due 08/15/47		204,000	240,131
CenterPoint Energy Houston Electric LLC, Series AF, 3.350%, due 04/01/51		112,000	126,738
Commonwealth Edison Co. 4.000%, due 03/01/48		70,000	85,734
Consumers Energy Co. 3.250%, due 08/15/46		73,000	79,837
3.500%, due 08/01/51		191,000	222,292
DTE Electric Co. 3.950%, due 03/01/49		160,000	197,063
Duke Energy Carolinas LLC 3.875%, due 03/15/46		162,000	192,526
Duke Energy Florida LLC 1.750%, due 06/15/30		144,000	143,059
2.500%, due 12/01/29		438,000	467,368
4.200%, due 07/15/48		38,000	47,975
Duke Energy Ohio, Inc. 3.650%, due 02/01/29		110,000	123,996
Duke Energy Progress LLC 3.700%, due 09/01/28		15,000	17,051
4.100%, due 05/15/42		131,000	159,398
4.200%, due 08/15/45		75,000	93,375
Edison International 5.750%, due 06/15/27		104,000	119,862
Entergy Arkansas LLC 3.350%, due 06/15/52		42,000	46,812
Entergy Louisiana LLC 1.600%, due 12/15/30		129,000	126,348
2.900%, due 03/15/51		35,000	35,585
ESB Finance DAC 3.494%, due 01/12/24[5]	EUR	100,000	129,307
Exelon Corp. 4.700%, due 04/15/50		70,000	90,896
5.625%, due 06/15/35		99,000	133,126
FirstEnergy Corp. 2.050%, due 03/01/25[6]		29,000	29,508
2.650%, due 03/01/30		153,000	155,876
Series C, 3.400%, due 03/01/50		111,000	111,451

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(continued)
FirstEnergy Transmission LLC 4.350%, due 01/15/25[2]		202,000	$224,592
4.550%, due 04/01/49[2]		125,000	150,902
5.450%, due 07/15/44[2]		60,000	78,230
Florida Power & Light Co. 3.150%, due 10/01/49		225,000	248,566
3.950%, due 03/01/48		97,000	120,515
5.250%, due 02/01/41		5,000	6,992
5.650%, due 02/01/37		7,000	9,794
Iberdrola International BV, Series NC5, (fixed, converts to FRN on 01/28/26), 1.874%, due 01/28/26[5,7]	EUR	200,000	245,850
Mid-Atlantic Interstate Transmission LLC 4.100%, due 05/15/28[2]		21,000	23,855
MidAmerican Energy Co. 3.100%, due 05/01/27		105,000	115,895
3.150%, due 04/15/50		70,000	75,631
3.650%, due 04/15/29		204,000	233,490
3.650%, due 08/01/48		34,000	39,778
NextEra Energy Operating Partners LP 4.250%, due 07/15/24[2]		495,000	520,468
Northern States Power Co. 2.600%, due 06/01/51		121,000	120,582
2.900%, due 03/01/50		30,000	31,490
3.200%, due 04/01/52		44,000	48,894
NRG Energy, Inc. 2.450%, due 12/02/27[2]		231,000	236,116
4.450%, due 06/15/29[2]		74,000	83,424
Ohio Power Co. 4.150%, due 04/01/48		69,000	84,994
Oncor Electric Delivery Co. LLC 3.100%, due 09/15/49		50,000	53,746
3.700%, due 11/15/28		225,000	258,965
3.800%, due 09/30/47		28,000	33,706
PECO Energy Co. 3.050%, due 03/15/51		98,000	105,644
Public Service Electric & Gas Co. 2.050%, due 08/01/50		55,000	48,907
3.650%, due 09/01/28		42,000	47,852
Southern California Edison Co. 1.845%, due 02/01/22		7,857	7,865
Series 20C, 1.200%, due 02/01/26		50,000	50,240
Series A, 4.200%, due 03/01/29		91,000	103,724
Series E, 3.700%, due 08/01/25		366,000	400,468
Southwestern Public Service Co., Series 8, 3.150%, due 05/01/50		130,000	140,685
Tampa Electric Co. 4.200%, due 05/15/45		42,000	49,724
4.450%, due 06/15/49		59,000	76,845
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Virginia Electric and Power Co., Series A, 6.000%, due 05/15/37		144,000	$203,042
Series B, 4.200%, due 05/15/45		62,000	76,138
Vistra Operations Co. LLC 4.300%, due 07/15/29[2]		262,000	286,677
			8,569,998
Electrical components & equipment—0.1%
Schneider Electric SE 0.000%, due 06/12/23[5,8]	EUR	100,000	119,587
0.250%, due 09/09/24[5]	EUR	100,000	120,811
			240,398
Electronics—0.1%
Agilent Technologies, Inc. 2.300%, due 03/12/31		101,000	103,082
Amphenol Technologies Holding GmbH 0.750%, due 05/04/26[5]	EUR	135,000	166,554
			269,636
Environmental control—0.0%†
Republic Services, Inc. 3.375%, due 11/15/27		88,000	97,443
Waste Management, Inc. 2.950%, due 06/01/41		19,000	19,980
			117,423
Food—0.3%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/ Albertsons LLC 3.250%, due 03/15/26[2]		140,000	143,381
3.500%, due 02/15/23[2]		128,000	131,040
4.625%, due 01/15/27[2]		563,000	595,654
Seven & I Holdings Co. Ltd. 3.350%, due 09/17/21[2]		230,000	230,842
			1,100,917
Forest Products & Paper—0.1%
Georgia-Pacific LLC 0.950%, due 05/15/26[2]		228,000	226,879
International Paper Co. 4.800%, due 06/15/44		72,000	94,182
			321,061
Gas—0.2%
Atmos Energy Corp. 4.125%, due 10/15/44		29,000	35,070
CenterPoint Energy Resources Corp. 1.750%, due 10/01/30		185,000	181,483
Piedmont Natural Gas Co., Inc. 2.500%, due 03/15/31		75,000	77,338
3.500%, due 06/01/29		87,000	96,637

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Gas—(concluded)
Redexis Gas Finance BV 1.875%, due 05/28/25[5]	EUR	100,000	$126,361
			516,889
Healthcare-products—0.3%
Abbott Ireland Financing DAC 0.100%, due 11/19/24[5]	EUR	100,000	120,197
0.875%, due 09/27/23[5]	EUR	100,000	121,766
DH Europe Finance II SARL 0.200%, due 03/18/26	EUR	130,000	156,465
1.800%, due 09/18/49	EUR	100,000	133,381
Medtronic Global Holdings SCA 1.750%, due 07/02/49	EUR	100,000	134,390
Thermo Fisher Scientific, Inc. 1.875%, due 10/01/49	EUR	100,000	134,505
			800,704
Healthcare-services—0.5%
AHS Hospital Corp., Series 22021, 2.780%, due 07/01/51		40,000	40,594
Anthem, Inc. 4.550%, due 03/01/48		54,000	69,185
4.850%, due 08/15/54		27,000	35,442
CommonSpirit Health 2.782%, due 10/01/30		57,000	60,273
3.910%, due 10/01/50		110,000	124,374
Fresenius Finance Ireland PLC 0.875%, due 10/01/31[5]	EUR	60,000	72,790
HCA, Inc. 5.250%, due 04/15/25		252,000	289,169
5.250%, due 06/15/26		53,000	61,747
Humana, Inc. 4.500%, due 04/01/25		116,000	130,160
Methodist Hospital, Series 20A, 2.705%, due 12/01/50		32,000	32,288
New York and Presbyterian Hospital, Series 2019, 3.954%, due 08/01/19		161,000	200,555
UnitedHealth Group, Inc. 3.750%, due 10/15/47		77,000	90,895
4.250%, due 06/15/48		187,000	237,872
			1,445,344
Home builders—0.0%†
D.R. Horton, Inc. 1.300%, due 10/15/26		147,000	147,179
Insurance—0.4%
American International Group, Inc. 4.800%, due 07/10/45		182,000	233,627
Aon Corp. 2.800%, due 05/15/30		270,000	288,742
Hartford Financial Services Group, Inc. 4.300%, due 04/15/43		30,000	36,381
	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—(concluded)
Marsh & McLennan Cos., Inc. 1.979%, due 03/21/30	EUR	165,000	$221,566
2.250%, due 11/15/30		51,000	52,602
4.375%, due 03/15/29		70,000	82,983
Metropolitan Life Global Funding I 0.010%, due 09/23/22[5]	EUR	100,000	119,222
1.250%, due 09/17/21[5]	EUR	115,000	136,703
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]		47,000	57,785
4.900%, due 09/15/44[2]		43,000	56,365
Willis North America, Inc. 2.950%, due 09/15/29		79,000	83,717
			1,369,693
Internet—0.3%
Booking Holdings, Inc. 0.100%, due 03/08/25	EUR	100,000	119,736
Netflix, Inc. 5.750%, due 03/01/24		231,000	257,218
Tencent Holdings Ltd. 2.985%, due 01/19/23[2]		200,000	206,350
Twitter, Inc. 3.875%, due 12/15/27[2]		200,000	213,920
			797,224
Investment companies—0.1%
Ares Capital Corp. 2.150%, due 07/15/26		69,000	69,531
4.250%, due 03/01/25		330,000	357,653
			427,184
Machinery-diversified—0.1%
KION Group AG 1.625%, due 09/24/25[5]	EUR	100,000	124,022
Nvent Finance SARL 3.950%, due 04/15/23		247,000	258,395
			382,417
Media—1.7%
AMC Networks, Inc. 5.000%, due 04/01/24		362,000	367,430
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.400%, due 12/01/61		102,000	112,048
6.484%, due 10/23/45		570,000	801,851
Comcast Corp. 2.650%, due 02/01/30		336,000	357,032
3.300%, due 04/01/27		197,000	218,102
3.400%, due 04/01/30		282,000	314,677
3.400%, due 07/15/46		172,000	188,048
3.969%, due 11/01/47		80,000	95,161
3.999%, due 11/01/49		32,000	38,430
4.000%, due 08/15/47		72,000	86,088
4.150%, due 10/15/28		118,000	137,208
4.600%, due 10/15/38		144,000	181,214

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Cox Communications, Inc. 2.950%, due 10/01/50[2]		44,000	$41,873
3.350%, due 09/15/26[2]		72,000	78,730
4.800%, due 02/01/35[2]		4,000	4,913
Discovery Communications LLC 1.900%, due 03/19/27	EUR	225,000	287,223
Dish DBS Corp. 5.875%, due 07/15/22		1,194,000	1,235,790
Informa PLC 2.125%, due 10/06/25[5]	EUR	130,000	164,652
Sirius XM Radio, Inc. 4.625%, due 07/15/24[2]		346,000	354,218
Sky Ltd. 1.500%, due 09/15/21[5]	EUR	100,000	118,892
ViacomCBS, Inc. 6.875%, due 04/30/36		74,000	107,666
			5,291,246
Mining—0.3%
Anglo American Capital PLC 4.000%, due 09/11/27[2]		227,000	254,311
4.750%, due 04/10/27[2]		220,000	255,095
Glencore Funding LLC 1.625%, due 09/01/25[2]		159,000	161,484
1.625%, due 04/27/26[2]		194,000	195,486
2.500%, due 09/01/30[2,6]		131,000	132,133
Newmont Corp. 4.875%, due 03/15/42		44,000	57,182
			1,055,691
Miscellaneous manufacturers—0.2%
General Electric Co., Series A, 6.750%, due 03/15/32		144,000	200,592
Parker-Hannifin Corp. 3.250%, due 06/14/29		92,000	101,551
Siemens Financieringsmaatschappij N.V. 0.010%, due 09/05/21[5]	EUR	370,000	439,092
			741,235
Oil & gas—1.1%
BP Capital Markets PLC (fixed, converts to FRN on 06/22/26), 3.250%, due 03/22/26[5,7]	EUR	135,000	172,528
Chevron Corp. 3.078%, due 05/11/50		51,000	53,877
Devon Energy Corp. 4.500%, due 01/15/30[2]		11,000	11,996
5.850%, due 12/15/25		122,000	143,212
Diamondback Energy, Inc. 3.125%, due 03/24/31		80,000	83,982
3.500%, due 12/01/29		140,000	151,776
4.750%, due 05/31/25		15,000	16,841
Ecopetrol SA 4.125%, due 01/16/25		195,000	203,980
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Eni SpA 3.625%, due 01/29/29[5]	EUR	200,000	$296,514
Series NC9, (fixed, converts to FRN on 02/11/23), 2.750%, due 02/11/30[5,7]	EUR	100,000	121,709
Exxon Mobil Corp. 1.408%, due 06/26/39	EUR	170,000	204,903
Marathon Oil Corp. 3.850%, due 06/01/25		458,000	499,796
Marathon Petroleum Corp. 4.500%, due 05/01/23		30,000	31,913
Repsol Europe Finance Co. 0.875%, due 07/06/33[5]	EUR	100,000	122,158
Shell International Finance BV 4.550%, due 08/12/43		41,000	51,938
Suncor Energy, Inc. 6.800%, due 05/15/38		24,000	34,980
9.250%, due 10/15/21		30,000	30,538
TotalEnergies Capital International SA 2.125%, due 11/19/21[5]	EUR	100,000	119,529
2.125%, due 03/15/23[5]	EUR	100,000	123,522
TotalEnergies SE, Series NC7, (fixed, converts to FRN on 10/25/27), 1.625%, due 10/25/27[5,7]	EUR	220,000	265,542
Viper Energy Partners LP 5.375%, due 11/01/27[2]		705,000	738,628
			3,479,862
Packaging & containers—0.3%
Amcor Flexibles North America, Inc. 2.690%, due 05/25/31		113,000	118,012
Ball Corp. 2.875%, due 08/15/30		195,000	192,976
Sealed Air Corp. 4.000%, due 12/01/27[2]		155,000	165,462
4.875%, due 12/01/22[2]		548,000	568,268
			1,044,718
Pharmaceuticals—1.1%
AbbVie, Inc. 4.300%, due 05/14/36		54,000	65,155
4.500%, due 05/14/35		506,000	621,748
4.625%, due 10/01/42		4,000	5,027
AstraZeneca PLC 1.375%, due 08/06/30		122,000	117,925
Bayer AG 1.375%, due 07/06/32[5]	EUR	100,000	124,634
Becton Dickinson and Co. 1.401%, due 05/24/23	EUR	100,000	121,948
Cigna Corp. 3.400%, due 03/01/27		155,000	171,608
4.125%, due 11/15/25		377,000	424,122
CVS Health Corp. 3.000%, due 08/15/26		138,000	149,839
3.625%, due 04/01/27		69,000	76,926

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
4.300%, due 03/25/28		278,000	$321,888
5.125%, due 07/20/45		195,000	257,725
Eli Lilly & Co. 1.700%, due 11/01/49	EUR	100,000	141,915
Merck KGaA, LANK, (fixed, converts to FRN on 09/18/24), 1.625%, due 06/25/79[5]	EUR	100,000	122,955
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26		270,000	294,233
Takeda Pharmaceutical Co. Ltd. 2.000%, due 07/09/40	EUR	150,000	199,967
Upjohn Finance BV 1.023%, due 06/23/24[5]	EUR	140,000	171,256
			3,388,871
Pipelines—1.2%
Cameron LNG LLC 3.402%, due 01/15/38[2]		145,000	156,050
Cheniere Energy Partners LP 4.000%, due 03/01/31[2]		410,000	433,698
4.500%, due 10/01/29		60,000	64,725
5.625%, due 10/01/26		545,000	562,772
Energy Transfer LP 2.900%, due 05/15/25		19,000	20,042
4.000%, due 10/01/27		264,000	294,546
4.750%, due 01/15/26		19,000	21,425
4.950%, due 06/15/28		41,000	47,843
5.250%, due 04/15/29		37,000	44,091
5.500%, due 06/01/27		176,000	208,947
5.875%, due 01/15/24		146,000	161,331
6.100%, due 02/15/42		15,000	18,841
NGPL PipeCo LLC 3.250%, due 07/15/31[2]		64,000	66,729
4.875%, due 08/15/27[2]		100,000	115,402
7.768%, due 12/15/37[2]		20,000	29,211
Northern Natural Gas Co. 4.300%, due 01/15/49[2]		85,000	103,986
Northwest Pipeline LLC 4.000%, due 04/01/27		173,000	195,025
Sabine Pass Liquefaction LLC 4.200%, due 03/15/28		209,000	237,047
5.000%, due 03/15/27		50,000	58,284
Texas Eastern Transmission LP 2.800%, due 10/15/22[2]		45,000	45,921
3.500%, due 01/15/28[2]		69,000	75,950
4.150%, due 01/15/48[2]		171,000	196,215
Transcontinental Gas Pipe Line Co. LLC 3.950%, due 05/15/50		34,000	38,927
4.000%, due 03/15/28		271,000	309,229
7.850%, due 02/01/26		284,000	360,658
			3,866,895
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—0.2%
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[2]		200,000	$207,397
Vonovia Finance BV 0.125%, due 04/06/23[5]	EUR	200,000	238,773
0.750%, due 01/25/22[5]	EUR	100,000	119,259
Vonovia SE 0.625%, due 12/14/29[5]	EUR	100,000	121,413
			686,842
Real estate investment trusts—1.0%
American Tower Corp. 1.500%, due 01/31/28		238,000	234,551
2.100%, due 06/15/30		28,000	28,018
3.950%, due 03/15/29		55,000	62,468
CC Holdings GS V LLC/ Crown Castle GS III Corp. 3.849%, due 04/15/23		460,000	486,173
Crown Castle International Corp. 3.100%, due 11/15/29		47,000	50,580
3.300%, due 07/01/30		117,000	127,414
3.700%, due 06/15/26		20,000	22,176
4.150%, due 07/01/50		70,000	81,957
4.450%, due 02/15/26		3,000	3,401
Digital Dutch Finco BV 1.000%, due 01/15/32[5]	EUR	110,000	132,416
1.500%, due 03/15/30[5]	EUR	100,000	127,753
Duke Realty LP 2.875%, due 11/15/29		200,000	214,014
Equinix, Inc. 1.800%, due 07/15/27		50,000	51,002
2.000%, due 05/15/28		184,000	187,916
3.200%, due 11/18/29		58,000	63,149
GLP Capital LP/GLP Financing II, Inc. 4.000%, due 01/15/30		233,000	253,760
Merlin Properties Socimi SA 1.875%, due 12/04/34[5]	EUR	200,000	243,637
National Retail Properties, Inc. 3.500%, due 04/15/51		109,000	117,598
Prologis Euro Finance LLC 1.500%, due 09/10/49	EUR	100,000	124,265
SBA Communications Corp. 3.125%, due 02/01/29[2]		121,000	118,834
SELP Finance Sarl 0.875%, due 05/27/29[5]	EUR	100,000	120,929
Simon International Finance SCA 1.375%, due 11/18/22[5]	EUR	105,000	126,763
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]		250,000	260,070
			3,238,844
Retail—0.2%
Lowe's Cos., Inc. 1.300%, due 04/15/28		80,000	78,952
3.650%, due 04/05/29		118,000	133,559

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Retail—(concluded)
McDonald's Corp. 2.125%, due 03/01/30	49,000	$50,328
4.875%, due 12/09/45	108,000	142,650
Starbucks Corp. 2.250%, due 03/12/30	189,000	194,444
		599,933
Semiconductors—0.9%
Applied Materials, Inc. 4.350%, due 04/01/47	43,000	55,268
Broadcom Corp./ Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	94,000	104,235
Broadcom, Inc. 3.459%, due 09/15/26	46,000	50,239
4.150%, due 11/15/30	323,000	366,116
4.700%, due 04/15/25	83,000	93,254
4.750%, due 04/15/29	306,000	359,330
5.000%, due 04/15/30	135,000	161,171
KLA Corp. 4.100%, due 03/15/29	105,000	122,246
4.650%, due 11/01/24	122,000	136,250
5.000%, due 03/15/49	90,000	124,071
Lam Research Corp. 2.875%, due 06/15/50	89,000	92,307
3.750%, due 03/15/26	48,000	53,790
NVIDIA Corp. 1.550%, due 06/15/28	248,000	249,991
3.200%, due 09/16/26	34,000	37,529
NXP BV/NXP Funding LLC/ NXP USA, Inc. 2.500%, due 05/11/31[2]	32,000	33,175
3.150%, due 05/01/27[2]	129,000	139,390
3.400%, due 05/01/30[2]	118,000	130,542
4.300%, due 06/18/29[2]	412,000	478,507
QUALCOMM, Inc. 4.800%, due 05/20/45	71,000	96,088
		2,883,499
Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27	182,000	199,051
3.844%, due 05/01/25	56,000	61,277
		260,328
Software—1.8%
Activision Blizzard, Inc. 2.500%, due 09/15/50	108,000	98,602
3.400%, due 09/15/26	43,000	47,619
Autodesk, Inc. 2.850%, due 01/15/30	121,000	129,099
Citrix Systems, Inc. 3.300%, due 03/01/30	118,000	125,627
Electronic Arts, Inc. 1.850%, due 02/15/31	190,000	188,649
	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
Fidelity National Information Services, Inc. 0.125%, due 12/03/22	EUR	100,000	$119,297
0.750%, due 05/21/23	EUR	200,000	241,373
1.000%, due 12/03/28	EUR	170,000	211,067
2.950%, due 05/21/39	EUR	100,000	150,866
Fiserv, Inc. 3.500%, due 07/01/29		451,000	503,731
4.200%, due 10/01/28[6]		152,000	176,183
MSCI, Inc. 3.625%, due 09/01/30[2]		256,000	269,120
3.875%, due 02/15/31[2]		512,000	544,000
Oracle Corp. 2.300%, due 03/25/28		399,000	414,096
2.800%, due 04/01/27		495,000	529,324
3.600%, due 04/01/40		48,000	51,360
3.800%, due 11/15/37		276,000	306,358
3.900%, due 05/15/35		240,000	273,000
4.300%, due 07/08/34		371,000	439,062
5.375%, due 07/15/40		295,000	387,508
6.125%, due 07/08/39		173,000	241,182
Salesforce.Com, Inc. 3.050%, due 07/15/61		14,000	14,573
VMware, Inc. 1.800%, due 08/15/28[9]		38,000	38,119
2.200%, due 08/15/31[9]		59,000	58,903
4.650%, due 05/15/27		78,000	90,544
			5,649,262
Supranationals—1.1%
European Investment Bank, Series EARN, 0.010%, due 09/09/30[5]	EUR	1,829,000	2,213,638
European Union 0.010%, due 10/04/30[5]	EUR	990,000	1,201,088
			3,414,726
Telecommunications—3.2%
AT&T, Inc. 2.300%, due 06/01/27		224,000	234,528
2.600%, due 05/19/38	EUR	100,000	140,871
3.500%, due 06/01/41		8,000	8,499
3.800%, due 12/01/57[2]		258,000	274,867
4.300%, due 02/15/30		239,000	278,610
4.300%, due 12/15/42		66,000	76,350
4.500%, due 05/15/35		180,000	215,431
5.150%, due 02/15/50		262,000	341,933
Corning, Inc. 4.375%, due 11/15/57		27,000	32,887
Level 3 Financing, Inc. 3.400%, due 03/01/27[2]		164,000	173,671
3.625%, due 01/15/29[2]		517,000	502,204
Lumen Technologies, Inc., Series T, 5.800%, due 03/15/22		617,000	633,095

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
Motorola Solutions, Inc. 2.750%, due 05/24/31		247,000	$256,209
4.600%, due 02/23/28		125,000	146,506
4.600%, due 05/23/29		141,000	166,504
5.500%, due 09/01/44		33,000	43,537
Qwest Corp. 6.750%, due 12/01/21		472,000	480,850
SES SA 2.000%, due 07/02/28[5]	EUR	100,000	130,131
Sprint Communications, Inc. 6.000%, due 11/15/22		1,161,000	1,228,953
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[2,10]		179,688	180,316
T-Mobile USA, Inc. 2.250%, due 02/15/26		225,000	227,531
3.750%, due 04/15/27		1,216,000	1,355,694
Telstra Corp. Ltd. 3.500%, due 09/21/22[5]	EUR	265,000	328,068
Verizon Communications, Inc. 1.500%, due 09/18/30		322,000	312,428
1.680%, due 10/30/30		57,000	55,122
2.875%, due 11/20/50		183,000	178,103
2.987%, due 10/30/56		99,000	96,272
3.150%, due 03/22/30		619,000	674,431
3.400%, due 03/22/41		343,000	370,618
3.875%, due 02/08/29[6]		527,000	604,480
4.125%, due 03/16/27		119,000	136,268
4.272%, due 01/15/36		33,000	39,663
5.500%, due 03/16/47		22,000	31,314
Vodafone Group PLC 4.125%, due 05/30/25		216,000	241,560
5.250%, due 05/30/48		46,000	61,250
			10,258,754
Toys/Games/Hobbies—0.0%†
Hasbro, Inc. 2.600%, due 11/19/22		79,000	81,092
Transportation—0.9%
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48		173,000	218,289
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		435,000	444,783
CSX Corp. 2.600%, due 11/01/26		169,000	180,655
3.250%, due 06/01/27		104,000	114,458
3.800%, due 03/01/28		43,000	48,928
4.100%, due 03/15/44		84,000	100,493
FedEx Corp. 0.450%, due 05/04/29	EUR	100,000	120,231
2.400%, due 05/15/31		64,000	66,243
4.250%, due 05/15/30		366,000	432,426
	Face amount[1]		Value
Corporate bonds—(concluded)
Transportation—(concluded)
Norfolk Southern Corp. 2.550%, due 11/01/29		134,000	$142,350
3.050%, due 05/15/50		60,000	61,767
Ryder System, Inc. 2.500%, due 09/01/24		186,000	195,336
2.900%, due 12/01/26		102,000	110,019
4.625%, due 06/01/25		105,000	118,491
Union Pacific Corp. 2.891%, due 04/06/36[2]		116,000	123,563
3.250%, due 02/05/50		182,000	195,696
United Parcel Service, Inc. 2.500%, due 09/01/29		44,000	46,965
3.400%, due 03/15/29		124,000	140,172
4.450%, due 04/01/30		35,000	42,703
			2,903,568
Trucking & leasing—0.1%
Penske Truck Leasing Co. LP/ PTL Finance Corp. 1.200%, due 11/15/25[2]		293,000	292,183
Water—0.1%
Veolia Environnement SA 0.672%, due 03/30/22[5]	EUR	300,000	357,441
Total corporate bonds (cost—$114,829,706)			118,428,657
Mortgage-backed securities—5.1%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, due 05/15/53[2]		465,000	499,326
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 0.994%, due 11/15/32[2,4]		1,150,000	1,131,984
Benchmark Mortgage Trust, Series 2019-B15, Class B, 3.564%, due 12/15/72		210,000	231,487
Series 2019-B15, Class C, 3.723%, due 12/15/72[3]		111,000	118,929
BF Mortgage Trust, Series 2019-NYT, Class B, 1 mo. USD LIBOR + 1.400%, 1.493%, due 12/15/35[2,4]		325,000	325,431
BFLD DPLO, Series 2019-DPLO, Class A, 1 mo. USD LIBOR + 1.090%, 1.183%, due 10/15/34[2,4]		350,000	350,439
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1 mo. USD LIBOR + 0.920%, 1.013%, due 10/15/36[2,4]		378,022	378,853
Series 2020-BXLP, Class A, 1 mo. USD LIBOR + 0.800%, 0.893%, due 12/15/36[2,4]		326,968	327,378
Series 2020-VIV3, Class B, 3.544%, due 03/09/44[2,3]		185,000	203,112

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2020-VIV4, Class A, 2.843%, due 03/09/44[2]	255,000	$271,598
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[3]	101,000	110,406
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	300,000	333,951
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 0.989%, due 07/25/49[2,4]	77,327	77,687
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%, 1.042%, due 08/25/49[2,4]	233,954	233,929
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A2, 3.367%, due 02/10/28[2]	703,068	700,745
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	157,128
Series 2015-CR25, Class A3, 3.505%, due 08/10/48	273,857	292,132
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class B, 2.795%, due 07/15/26[2,9]	130,000	133,899
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257%, due 08/15/37[2]	383,000	397,273
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[2]	260,000	277,277
Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD LIBOR + 1.080%, 1.174%, due 07/15/38[2,4]	410,000	411,793
FHLMC Multifamily Structured Pass-Through Certificates,
Series K038, Class X1, 1.106%, due 03/25/24[3]	2,377,734	57,599
Series K121, Class X1, 1.028%, due 10/25/30[3]	1,198,688	97,776
Series KC02, Class A2, 3.370%, due 07/25/25	590,000	629,089
Series KL06, Class XFX, 1.364%, due 12/25/29	720,000	65,577
FHLMC REMIC Trust,
Series 2626, Class A, 4.000%, due 06/15/33	70,554	76,398
Series 4213, Class VE, 3.500%, due 06/15/26	125,236	126,028
Series 4248, Class FL, 1 mo. USD LIBOR + 0.450%, 0.543%, due 05/15/41[4]	138,324	139,996
Series 4316, Class XZ, 4.500%, due 03/15/44	423,984	487,118
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 4323, Class CA, 4.000%, due 03/15/40	18,237	$18,354
Series 4325, Class MA, 4.000%, due 09/15/39	22,585	22,603
Series 4328, Class DA, 4.000%, due 01/15/36	160,557	163,068
Series 4336, Class MA, 4.000%, due 01/15/40	33,313	33,390
Series 4443, Class BA, 3.500%, due 04/15/41	35,616	36,308
Series 4447, Class PA, 3.000%, due 12/15/44	56,203	60,224
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 0.593%, due 08/15/46[4]	235,921	238,179
Flagstar Mortgage Trust, Series 2019-1INV, Class A11, 1 mo. USD LIBOR + 0.950%, 1.039%, due 10/25/49[2,4]	186,170	186,140
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + 0.850%, 0.939%, due 03/25/50[2,4]	275,932	275,558
FNMA REMIC Trust, Series 2011-8, Class ZA, 4.000%, due 02/25/41	828,851	892,834
Series 2013-112, Class HQ, 4.000%, due 11/25/43	41,418	46,124
Series 2014-12, Class GV, 3.500%, due 03/25/27	96,611	98,493
Series 2014-48, Class AB, 4.000%, due 10/25/40	16,625	16,744
Series 2015-20, Class EV, 3.500%, due 07/25/26	168,928	177,596
Series 2015-28, Class IO, 5.500%, due 05/25/45	786,240	152,399
Series 2015-58, Class JP, 2.500%, due 03/25/37	70,657	73,859
Series 2015-62, Class VA, 4.000%, due 10/25/26	51,535	53,746
Series 2016-48, Class UF, 1 mo. USD LIBOR + 0.400%, 0.489%, due 08/25/46[4]	351,813	354,262
Series 2016-62, Class FC, 1 mo. USD LIBOR + 0.500%, 0.589%, due 09/25/46[4]	184,003	185,770
Series 2016-74, Class GF, 1 mo. USD LIBOR + 0.500%, 0.589%, due 10/25/46[4]	221,768	223,651
FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500%, due 01/25/39[3]	232,819	250,839
GNMA Trust, Series 2014-131, Class BW, 2.636%, due 05/20/41[4]	31,542	32,773
Series 2015-167, Class SA, 1 mo. USD LIBOR + 6.250%, 6.166%, due 11/20/45[4]	270,093	53,388

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Mortgage-backed securities—(concluded)
GS Mortgage Securities Corp. Trust, Series 2020-TWN3, Class B, 1 mo. USD LIBOR + 2.500%, 2.593%, due 11/15/37[2,4]	335,000	$337,199
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class A, 1 mo. USD LIBOR + 0.800%, 0.893%, due 04/15/38[2,4]	85,041	85,252
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1 mo. USD LIBOR + 1.000%, 1.093%, due 09/15/29[2,4]	130,000	130,190
JP Morgan Mortgage Trust, Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 0.989%, due 02/25/50[2,4]	239,381	240,833
Series 2019-LTV3, Class A11, 1 mo. USD LIBOR + 0.850%, 0.942%, due 03/25/50[2,4]	135,350	135,241
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.779%, due 05/15/48[3]	520,000	567,453
Series 2018-SUN, Class A, 1 mo. USD LIBOR + 0.900%, 0.993%, due 07/15/35[2,4]	290,000	290,174
Series 2019-NUGS, Class A, 1 mo. USD LIBOR + 0.950%, 2.450%, due 12/15/36[2,4]	241,000	241,925
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[2,3]	75,141	79,896
One New York Plaza Trust, Series 2020-1NYP, Class A, 1 mo. USD LIBOR + 0.950%, 1.043%, due 01/15/26[2,4]	240,000	241,494
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[2,3]	515,000	572,424
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[2,3]	115,492	117,206
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718%, due 04/25/60[2,3]	146,191	147,554
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 0.900%, 1.004%, due 11/11/34[2,4]	81,008	81,032
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	516,185
Series 2018-C46, Class A4, 4.152%, due 08/15/51	170,000	196,822
Total mortgage-backed securities (cost—$15,885,512)		16,271,520
	Face amount[1]		Value
Municipal bonds—0.2%
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority, Build America Bonds Revenue Bonds 6.561%, due 12/15/40		105,000	$158,837
New Jersey Turnpike Authority, Taxable Refunding Revenue Bonds, Series B, 2.782%, due 01/01/40		25,000	25,465
			184,302
New York—0.1%
New York State Thruway Authority, Taxable Refunding Revenue Bonds, Series M, 2.900%, due 01/01/35		75,000	81,751
Port Authority of New York & New Jersey Revenue Bonds 4.458%, due 10/01/62		200,000	274,804
			356,555
Ohio—0.0%†
City of Cleveland Airport System, Taxable Refunding Revenue Bonds, Series A, 2.882%, due 01/01/31		90,000	96,183
Total municipal bonds (cost—$524,058)			637,040
Non-U.S. government agency obligations—2.7%
Argentine Republic Government International Bond 0.500%, due 07/09/30[10]		266,126	96,338
1.000%, due 07/09/29		29,232	11,181
1.125%, due 07/09/35[10]		767,563	248,307
Chile Government International Bond 2.450%, due 01/31/31		145,000	148,170
2.550%, due 07/27/33		275,000	280,437
3.240%, due 02/06/28		130,000	141,643
Colombia Government International Bond 3.125%, due 04/15/31		85,000	83,156
3.250%, due 04/22/32		200,000	195,900
3.875%, due 04/25/27		570,000	603,238
4.500%, due 03/15/29		75,000	81,342
Indonesia Government International Bond 2.850%, due 02/14/30		240,000	250,020
4.100%, due 04/24/28		111,000	125,832
Mexico Government International Bond 1.450%, due 10/25/33	EUR	545,000	614,989
2.125%, due 10/25/51	EUR	145,000	145,990
3.250%, due 04/16/30[6]		265,000	275,981
3.750%, due 01/11/28		771,000	845,835
4.125%, due 01/21/26[6]		523,000	590,467
4.150%, due 03/28/27[6]		226,000	256,962
4.500%, due 04/22/29		260,000	294,986
Panama Government International Bond 3.160%, due 01/23/30		125,000	131,078
3.750%, due 03/16/25		250,000	271,297

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
3.875%, due 03/17/28		190,000	$209,392
4.500%, due 04/01/56		90,000	102,699
Peruvian Government International Bond 5.625%, due 11/18/50[6]		120,000	162,210
Philippine Government International Bond 3.000%, due 02/01/28		600,000	648,342
State of North Rhine-Westphalia Germany 0.200%, due 04/09/30[5]	EUR	1,141,000	1,399,043
Uruguay Government International Bond 4.375%, due 10/27/27		375,000	430,383
4.500%, due 08/14/24		85,000	92,055
Total non-U.S. government agency obligations (cost—$8,438,273)			8,737,273
U.S. government agency obligations—30.6%
FHLB 4.000%, due 09/01/28		680,000	813,126
FHLMC 3.000%, due 09/01/27		24,930	26,335
3.000%, due 07/01/28		14,338	15,194
3.500%, due 04/01/42		12,511	13,734
3.500%, due 08/01/42		11,432	12,550
3.500%, due 06/01/44		6,286	6,886
3.500%, due 10/01/47		59,145	65,309
3.500%, due 12/01/47		50,788	56,081
3.500%, due 01/01/48		18,966	20,820
4.000%, due 09/01/40		22,507	24,725
4.000%, due 07/01/44		16,109	17,699
4.500%, due 07/01/47		262,113	291,042
4.500%, due 08/01/48		125,520	138,991
5.000%, due 02/01/42		355,760	407,003
5.000%, due 09/01/43		156,359	176,147
6.250%, due 07/15/32		302,000	451,717
6.750%, due 03/15/31		82,000	122,092
FNMA 2.000%, due 10/01/31		13,233	13,752
2.000%, due 11/01/31		165,169	171,644
2.000%, due 12/01/31		17,898	18,600
2.000%, due 03/01/32		115,856	120,399
2.500%, due 04/01/32		2,271,984	2,393,784
3.000%, due 07/01/29		320,713	339,375
3.000%, due 10/01/29		28,222	29,872
3.000%, due 01/01/30		185,126	195,642
3.000%, due 01/01/31		772,344	816,454
3.000%, due 09/01/31		28,048	29,742
3.000%, due 04/01/32		15,956	16,798
3.000%, due 09/01/32		345,812	367,753
3.000%, due 03/01/33		331,169	352,703
3.000%, due 09/01/37		13,348	14,123
3.000%, due 06/01/38		254,129	269,606
3.000%, due 03/01/47		4,358,365	4,705,471
3.000%, due 08/01/50		154,148	164,219
3.500%, due 05/01/32		491,536	531,204
3.500%, due 01/01/34		20,657	22,871
3.500%, due 05/01/35		80,494	88,642
3.500%, due 05/01/39		10,180	10,809
3.500%, due 12/01/39		38,727	41,124
	Face amount[1]	Value
U.S. government agency obligations—(continued)
3.500%, due 01/01/40	145,256	$154,376
3.500%, due 02/01/40	46,811	49,724
3.500%, due 04/01/42	1,770	1,917
3.500%, due 02/01/45	14,347	15,570
3.500%, due 03/01/46	6,649,837	7,203,744
3.500%, due 09/01/46	44,162	47,380
3.500%, due 12/01/46	53,710	58,446
3.500%, due 02/01/47	270,847	294,565
3.500%, due 03/01/47	13,648	14,818
3.500%, due 05/01/47	151,720	164,732
3.500%, due 06/01/47	32,609	35,134
3.500%, due 01/01/48	320,734	350,528
3.500%, due 04/01/48	9,916	10,947
3.500%, due 06/01/48	35,651	39,046
3.500%, due 06/01/49	63,933	70,490
3.500%, due 08/01/49	266,277	295,832
3.500%, due 08/01/50	57,652	62,104
4.000%, due 09/01/33	14,311	15,443
4.000%, due 10/01/33	41,757	45,272
4.000%, due 01/01/42	383,421	420,352
4.000%, due 01/01/45	1,764,259	1,935,362
4.000%, due 07/01/46	852,397	929,903
4.000%, due 05/01/47	28,915	31,564
4.000%, due 07/01/47	127,945	138,817
4.000%, due 08/01/47	71,087	77,598
4.000%, due 02/01/48	13,364	14,645
4.000%, due 04/01/48	45,117	50,635
4.000%, due 01/01/49	91,743	100,696
4.000%, due 03/01/49	282,432	301,388
4.000%, due 08/01/50	1,073,635	1,146,304
4.500%, due 04/01/41	1,644,480	1,840,548
4.500%, due 11/01/45	9,095	10,233
4.500%, due 12/01/45	40,399	45,220
4.500%, due 07/01/46	104,550	118,044
4.500%, due 10/01/47	29,641	33,239
4.500%, due 12/01/47	59,542	65,687
4.500%, due 05/01/48	377,910	418,320
5.000%, due 09/01/31	241,342	270,543
5.000%, due 01/01/44	70,271	79,026
5.000%, due 03/01/44	149,050	166,931
GNMA 3.000%, due 02/15/45	67,238	71,044
3.500%, due 04/20/43	43,486	47,073
3.500%, due 05/20/45	188,544	201,261
3.500%, due 03/20/46	1,835,250	1,951,585
3.500%, due 05/20/46	226,628	240,994
3.500%, due 07/20/46	84,514	89,871
4.000%, due 04/20/39	2,468	2,725
4.000%, due 04/20/42	50,590	55,662
4.000%, due 08/20/44	393,355	429,601
4.000%, due 06/15/47	18,107	19,795
4.000%, due 06/20/47	349,223	372,995
4.000%, due 09/15/47	34,273	37,469
4.000%, due 10/15/47	135,132	147,730
4.000%, due 11/15/47	25,373	27,738
4.000%, due 12/15/47	74,361	81,294
4.000%, due 01/15/48	150,563	164,599

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
U.S. government agency obligations—(concluded)
4.000%, due 05/20/50	235,393	$249,180
4.500%, due 07/20/40	4,877	5,487
4.500%, due 08/20/40	4,660	5,243
4.500%, due 09/20/40	8,759	9,855
4.500%, due 10/20/40	8,867	9,976
4.500%, due 06/20/44	249,581	277,876
4.500%, due 03/15/47	24,700	27,923
4.500%, due 04/15/47	55,506	62,599
4.500%, due 05/15/47	18,775	21,165
4.500%, due 09/20/48	90,605	98,157
4.500%, due 03/20/49	95,464	101,700
GNMA II 3.500%, due 05/20/43	44,299	47,952
4.500%, due 04/20/50	117,087	125,239
GNMA II TBA 2.000%	4,306,000	4,409,689
2.500%	4,061,000	4,221,369
4.500%	447,000	476,059
GNMA TBA 3.000%	4,074,468	4,261,649
3.500%	1,074,200	1,128,017
4.000%	232,500	245,748
5.000%	426,000	478,385
UMBS TBA 1.500%	2,072,000	2,111,803
2.000%[11]	1,978,000	2,017,125
2.000%	11,906,000	12,178,057
2.500%	25,423,503	26,480,918
3.000%[11]	4,311,148	4,509,288
3.500%	132,287	141,310
4.000%	158,000	168,823
Total U.S. government agency obligations (cost—$96,595,783)		98,311,189
U.S. Treasury obligations—23.0%
U.S. Treasury Bonds 1.125%, due 08/15/40	5,050,000	4,496,473
1.250%, due 05/15/50	730,000	621,384
1.375%, due 11/15/40	4,535,000	4,212,590
1.375%, due 08/15/50	2,755,000	2,419,773
1.625%, due 11/15/50	2,272,000	2,123,965
1.875%, due 02/15/41	585,000	591,581
1.875%, due 02/15/51	1,044,000	1,036,659
2.000%, due 02/15/50	955,000	974,324
2.250%, due 08/15/49	45,000	48,386
2.375%, due 05/15/51	1,890,000	2,096,719
2.750%, due 11/15/47	465,000	548,119
2.875%, due 05/15/49	605,000	733,964
3.000%, due 11/15/45	660,000	806,334
3.000%, due 02/15/47	6,494,000	7,979,756
3.000%, due 02/15/48	1,030,000	1,270,682
3.000%, due 08/15/48	695,000	858,922
3.000%, due 02/15/49	275,000	340,860
3.125%, due 11/15/41	3,015,000	3,702,679
3.625%, due 08/15/43	980,000	1,299,189
3.625%, due 02/15/44	2,035,000	2,709,412
4.375%, due 02/15/38	315,000	444,814
4.750%, due 02/15/37	2,175,000	3,160,207
	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes 0.125%, due 08/15/23	590,000	$589,216
0.250%, due 11/15/23	210,000	210,115
0.250%, due 06/15/24	7,919,000	7,901,677
0.250%, due 05/31/25	490,000	484,985
0.250%, due 10/31/25	1,330,000	1,310,777
0.375%, due 04/15/24	340,000	340,691
0.375%, due 04/30/25	2,070,800	2,061,093
0.375%, due 11/30/25	2,980,000	2,951,481
0.375%, due 07/31/27	3,753,000	3,647,887
0.500%, due 02/28/26	2,711,000	2,693,633
0.625%, due 05/15/30	6,241,000	5,956,742
0.750%, due 05/31/26	2,019,000	2,025,940
0.875%, due 06/30/26	1,204,000	1,214,911
1.625%, due 05/15/31	192,000	199,050
Total U.S. Treasury obligations (cost—$71,254,181)		74,064,990
	Number of shares
Short-term investments—15.8%
Investment companies—15.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[12] (cost—$50,730,984)	50,730,984	50,730,984
Investment of cash collateral from securities loaned—0.3%
Money market funds—0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[12] (cost—$1,003,013)	1,003,013	1,003,013

	Number of contracts	Notional amount
Option purchased—0.0%†
Put options—0.0%†
Eurodollar 1 Year Mid-Curve Options, strike @ USD 99.25, expires 10/15/21 (cost—$4,011)	45	USD	11,165,625	1,125
Swaptions purchased—0.4%
Call swaptions—0.3%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.012% expires 04/28/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/27	3,590,000	USD	3,590,000	61,253

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 0.016% expires 07/29/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 07/31/34	790,000	USD	790,000	$29,089
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017% expires 07/22/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/24/34	380,000	USD	380,000	16,078
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/24/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	635,000	USD	635,000	36,579
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/28/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/02/34	635,000	USD	635,000	37,688
3 Month USD LIBOR Interest Rate Swap, strike @ 0.890% expires 04/30/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/35	440,000	USD	440,000	8,023
3 Month USD LIBOR Interest Rate Swap, strike @ 1.228% expires 02/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 02/06/26	3,310,000	USD	3,310,000	15,512
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	8,997
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.385% expires 04/08/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 04/12/27	2,560,000	USD	2,560,000	$62,002
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	10,449
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	24,358
3 Month USD LIBOR Interest Rate Swap, strike @ 1.525% expires 04/05/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/07/27	1,300,000	USD	1,300,000	39,104
3 Month USD LIBOR Interest Rate Swap, strike @ 2.605% expires 04/07/26 (Counterparty: GS; pay floating rate); underlying swap terminates 04/09/36	670,000	USD	670,000	64,586
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	108,533
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	32,591

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	$139,902
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/24	1,086,500	USD	1,086,500	142,231
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	37,440
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	39,304
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	39,555
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	40,196
Total				993,470
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.013% expires 07/15/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 07/19/27	4,140,000	USD	4,140,000	$36,589
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017% expires 07/22/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/24/34	380,000	USD	380,000	17,503
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/24/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/26/34	635,000	USD	635,000	21,147
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/28/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/02/34	635,000	USD	635,000	20,592
3 Month USD LIBOR Interest Rate Swap, strike @ 0.890% expires 04/30/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/35	440,000	USD	440,000	43,970
3 Month USD LIBOR Interest Rate Swap, strike @ 1.228% expires 02/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 02/06/26	3,310,000	USD	3,310,000	17,772
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	23,371

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.385% expires 04/08/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 04/12/27	2,560,000	USD	2,560,000	$11,086
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	20,926
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	41,442
3 Month USD LIBOR Interest Rate Swap, strike @ 1.525% expires 04/05/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/07/27	1,300,000	USD	1,300,000	4,041
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/02/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/04/32	1,170,000	USD	1,170,000	7,032
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/08/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/10/32	1,190,000	USD	1,190,000	7,342
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/13/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/17/34	1,150,000	USD	1,150,000	21,416
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/20/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	1,150,000	USD	1,150,000	$21,557
3 Month USD LIBOR Interest Rate Swap, strike @ 2.605% expires 04/07/26 (Counterparty: GS; pay floating rate); underlying swap terminates 04/09/36	670,000	USD	670,000	18,822
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	34,316
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850% expires 05/09/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/11/52	1,430,000	USD	1,430,000	6,856
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	11,586
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	10,851
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/34	1,086,500	USD	1,086,500	10,397

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	$11,814
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	9,409
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	9,319
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	9,166
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 0.002% expires 11/15/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 11/17/26	2,290,000	EUR	2,290,000	$2,496
Total				450,818
Total swaptions purchased (cost—$1,421,232)				1,444,288
Total investments before investments sold short (cost—$372,955,987)—118.9%				382,044,489

	Face amount[1]
Investments sold short—(1.3)%
UMBS TBA 2.000%	(1,978,000)	(2,017,125)
3.000%	(338,000)	(355,637)
3.500%	(1,358,739)	(1,440,005)
4.500%	(155,000)	(167,107)
Total investments sold short (proceeds—$3,961,315)		(3,979,874)
Liabilities in excess of other assets—(17.6)%		(56,691,525)
Net assets—100.0%		$321,373,090

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,260	1,260,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.00%, terminating 12/08/27	BOA	Receive	12/06/21	$583	$(1,136)	$(553)
USD	1,260	1,260,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.00%, terminating 12/08/27	BOA	Receive	12/06/21	819	(1,687)	(868)
USD	1,800	1,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 04/26/27	BOA	Receive	04/22/22	9,360	(14,722)	(5,362)
USD	5,390	5,390,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 05/02/27	BOA	Receive	04/28/22	24,076	(44,144)	(20,068)
USD	835	835,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 06/09/32	JPMCB	Receive	06/07/22	7,932	(20,304)	(12,372)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,060	1,060,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 09/24/21	GS	Receive	09/22/21	$14,760	$(28,067)	$(13,307)
USD	4,690	4,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.41%, terminating 02/25/24	GS	Receive	02/23/22	11,467	(8,796)	2,671
USD	9,500	9,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.49%, terminating 03/04/24	JPMCB	Receive	03/02/22	27,313	(26,021)	1,292
USD	7,200	7,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.51%, terminating 01/12/24	BOA	Receive	01/10/22	21,408	(23,158)	(1,750)
USD	6,360	6,360,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.51%, terminating 03/02/24	GS	Receive	02/28/22	20,193	(18,899)	1,294
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.52%, terminating 03/07/24	BOA	Receive	03/03/22	9,436	(10,107)	(671)
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.56%, terminating 03/23/24	JPMCB	Receive	03/21/22	10,854	(11,796)	(942)
USD	6,290	6,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.57%, terminating 03/25/24	JPMCB	Receive	03/23/22	20,442	(23,160)	(2,718)
USD	690	690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 05/04/32	BOA	Receive	05/02/22	23,874	(2,962)	20,912
USD	720	720,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 01/31/32	JPMCB	Receive	01/27/22	9,864	(5,135)	4,729
USD	535	535,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.06%, terminating 10/13/32	GS	Receive	10/11/22	18,003	(7,073)	10,930
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/20/32	GS	Receive	12/16/22	15,696	(9,387)	6,309
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/31/32	BOA	Receive	01/27/22	15,526	(9,913)	5,613
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	GS	Receive	12/16/22	15,696	(9,604)	6,092
USD	530	530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	BOA	Receive	12/30/22	17,437	(10,843)	6,594
USD	950	950,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.44%, terminating 01/11/33	BOA	Receive	01/09/23	33,727	(26,710)	7,017
USD	620	620,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.62%, terminating 02/22/32	BOA	Receive	02/18/22	16,430	(22,447)	(6,017)
USD	570	570,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.78%, terminating 10/18/31	GS	Receive	10/14/21	12,212	(27,418)	(15,206)
USD	970	970,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.01%, terminating 03/03/33	BOA	Receive	03/01/23	36,957	(59,646)	(22,689)
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Receive	03/12/29	46,154	(107,208)	(61,054)
Total							$440,219	$(530,343)	$(90,124)
			Put swaptions
USD	2,669	2,669,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.00%, terminating 12/14/23	JPMCB	Pay	12/10/21	$2,242	$(2,663)	$(421)
USD	1,870	1,870,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 01/21/24	BOA	Pay	01/19/22	3,516	(2,347)	1,169
USD	2,690	2,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 12/08/23	BOA	Pay	12/06/21	2,152	(1,751)	401

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	835	835,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 06/09/32	JPMCB	Pay	06/07/22	$9,353	$(2,768)	$6,585
USD	1,060	1,060,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.15%, terminating 09/24/31	GS	Pay	09/22/21	14,760	(3,771)	10,989
USD	9,500	9,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.49%, terminating 03/04/24	JPMCB	Pay	03/02/22	27,313	(19,863)	7,450
USD	7,200	7,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.51%, terminating 01/12/24	BOA	Pay	01/10/22	19,961	(7,766)	12,195
USD	6,360	6,360,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.51%, terminating 03/02/24	GS	Pay	02/28/22	20,193	(12,120)	8,073
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.52%, terminating 03/07/24	BOA	Pay	03/03/22	9,436	(6,094)	3,342
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.56%, terminating 03/23/24	JPMCB	Pay	03/21/22	10,854	(6,076)	4,778
USD	6,290	6,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.57%, terminating 03/25/24	JPMCB	Pay	03/23/22	20,443	(11,860)	8,583
USD	690	690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 05/04/32	BOA	Pay	05/02/22	23,874	(45,931)	(22,057)
USD	4,690	4,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 03/01/24	JPMCB	Pay	02/25/22	11,490	(3,298)	8,192
USD	535	535,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.06%, terminating 10/13/32	GS	Pay	10/11/22	18,003	(27,902)	(9,899)
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/20/32	GS	Pay	12/16/22	15,696	(21,803)	(6,107)
USD	530	530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/04/33	BOA	Pay	12/30/22	17,437	(23,820)	(6,383)
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/31/32	BOA	Pay	01/27/22	15,527	(16,044)	(517)
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	GS	Pay	12/16/22	15,696	(21,452)	(5,756)
USD	950	950,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.44%, terminating 01/11/33	BOA	Pay	01/09/23	28,308	(33,711)	(5,403)
USD	720	720,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.50%, terminating 01/31/32	JPMCB	Pay	01/27/22	9,864	(9,550)	314
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/02/32	BOA	Pay	02/28/22	13,687	(9,003)	4,684
USD	620	620,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.62%, terminating 02/22/32	BOA	Pay	02/18/22	16,430	(6,836)	9,594
USD	570	570,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.78%, terminating 10/18/31	GS	Pay	10/14/21	12,212	(1,059)	11,153
USD	970	970,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.01%, terminating 03/03/33	BOA	Pay	03/01/23	36,957	(16,509)	20,448
USD	1,110	1,110,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 01/10/32	BOA	Pay	01/06/22	25,461	(2,405)	23,056
USD	1,090	1,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 01/12/32	BOA	Pay	01/10/22	25,424	(2,107)	23,317
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.25%, terminating 08/22/34	BOA	Pay	08/20/24	36,173	(31,764)	4,409

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 05/11/32	BOA	Pay	05/09/22	$92,405	$(3,857)	$88,548
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/04/32	JPMCB	Pay	08/02/22	16,029	(2,516)	13,513
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/10/32	JPMCB	Pay	08/08/22	14,340	(2,658)	11,682
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/17/34	GS	Pay	06/13/24	31,407	(12,481)	18,926
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/24/34	GS	Pay	06/20/24	28,663	(12,583)	16,080
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Pay	03/12/29	46,154	(25,722)	20,432
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/04/32	JPMCB	Pay	08/02/22	7,663	(848)	6,815
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/10/32	JPMCB	Pay	08/08/22	7,080	(909)	6,171
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/34	GS	Pay	06/13/24	18,819	(7,394)	11,425
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/24/34	GS	Pay	06/20/24	17,279	(7,465)	9,814
EUR	1,140	1,140,000	6 Month EURIBOR Interest Rate Swap strike @ 0.01%, terminating 05/17/33	BOA	Pay	05/15/23	30,502	(11,876)	18,626
EUR	3,450	3,450,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	GS	Pay	08/09/21	5,102	(1)	5,101
EUR	1,940	1,940,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	BOA	Pay	08/09/21	2,879	—	2,879
EUR	6,270	6,270,000	6 Month EURIBOR Interest Rate Swap strike @ 0.25%, terminating 09/07/23	BOA	Pay	09/03/21	11,072	(98)	10,974
Total							$791,856	$(438,681)	$353,175
Total swaptions written							$1,232,075	$(969,024)	$263,051

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
192	USD	U.S. Treasury Note 2 Year Futures	September 2021	$42,354,376	$42,366,000	$11,624
101	USD	U.S. Treasury Note 5 Year Futures	September 2021	12,501,770	12,568,977	67,207
Total				$54,856,146	$54,934,977	$78,831
Interest rate futures sell contracts:
22	EUR	German Euro BOBL Futures	September 2021	$(3,498,348)	$(3,532,556)	$(34,208)
54	EUR	German Euro Bund Futures	September 2021	(11,091,028)	(11,310,628)	(219,600)
8	EUR	German Euro Buxl 30 Year Futures	September 2021	(1,897,043)	(2,040,729)	(143,686)
14	EUR	German Euro Schatz Futures	September 2021	(1,862,518)	(1,865,935)	(3,417)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts:
9	USD	U.S. Treasury Long Bond Futures	September 2021	$(1,413,761)	$(1,482,469)	$(68,708)
100	USD	U.S. Treasury Note 10 Year Futures	September 2021	(13,332,101)	(13,445,312)	(113,211)
57	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2021	(8,453,548)	(8,564,250)	(110,702)
Total				$(41,548,347)	$(42,241,879)	$(693,532)

Centrally cleared credit default swap agreements on credit indices—buy protection15

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America Investment Grade Index	USD	3,120	06/20/26	Quarterly	3 Month USD LIBOR	$70,651	$(78,755)	$(8,104)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	180	07/05/49	Quarterly	2.378%	3 Month USD LIBOR	$(6,387)	$(6,390)
USD	10,180	07/12/23	Quarterly	1.771	3 Month USD LIBOR	(143,699)	(143,777)
USD	160	08/16/49	Quarterly	1.709	3 Month USD LIBOR	1,994	1,991
USD	130	08/17/49	Quarterly	1.667	3 Month USD LIBOR	2,017	2,014
USD	375	08/22/34	Quarterly	1.645	3 Month USD LIBOR	4,142	4,135
USD	380	10/21/34	Quarterly	1.907	3 Month USD LIBOR	(4,448)	(4,455)
USD	380	10/22/34	Quarterly	1.933	3 Month USD LIBOR	(5,350)	(5,357)
USD	175	10/23/34	Quarterly	1.982	3 Month USD LIBOR	(3,241)	(3,244)
USD	175	10/23/34	Quarterly	1.976	3 Month USD LIBOR	(3,153)	(3,156)
USD	220	10/23/39	Quarterly	2.098	3 Month USD LIBOR	(1,867)	(1,871)
USD	410	11/07/34	Quarterly	1.998	3 Month USD LIBOR	(8,071)	(8,078)
USD	410	11/12/34	Quarterly	2.111	3 Month USD LIBOR	(12,268)	(12,275)
USD	450	11/15/39	Quarterly	2.137	3 Month USD LIBOR	(5,277)	(5,285)
EUR	340	01/16/30	Semi-Annual	0.185	6 Month EURIBOR	(12,522)	(12,584)
EUR	340	01/16/30	Annual	6 Month EURIBOR	0.185%	(80)	(72)
USD	1,060	04/14/25	Quarterly	0.626	3 Month USD LIBOR	(2,773)	(2,787)
USD	360	05/03/32	Quarterly	0.760	3 Month USD LIBOR	23,009	23,002
USD	1,000	05/04/32	Quarterly	0.765	3 Month USD LIBOR	63,452	63,433
USD	440	06/02/30	Quarterly	0.648	3 Month USD LIBOR	20,823	20,815
USD	338	06/03/31	Quarterly	0.761	3 Month USD LIBOR	16,292	16,286
USD	195	06/20/52	Quarterly	1.136	3 Month USD LIBOR	28,559	28,554
USD	195	06/20/52	Quarterly	1.090	3 Month USD LIBOR	30,755	30,750
USD	770	11/04/30	Quarterly	0.652	3 Month USD LIBOR	39,749	39,735
USD	200	07/12/53	Quarterly	0.881	3 Month USD LIBOR	43,805	43,800
USD	2,490	08/17/27	Quarterly	0.502	3 Month USD LIBOR	59,845	59,803

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	180	08/17/40	Quarterly	0.973%	3 Month USD LIBOR	$18,765	$18,761
USD	480	08/19/27	Quarterly	0.501	3 Month USD LIBOR	11,599	11,591
USD	165	11/04/40	Quarterly	1.209	3 Month USD LIBOR	11,006	11,002
USD	40	11/05/40	Quarterly	1.251	3 Month USD LIBOR	2,375	2,374
USD	1,490	11/23/30	Quarterly	1.733	3 Month USD LIBOR	(69,623)	(69,653)
USD	518	12/10/30	Quarterly	0.920	3 Month USD LIBOR	14,803	14,793
USD	380	01/11/31	Quarterly	1.054	3 Month USD LIBOR	6,771	6,765
USD	1,520	11/15/27	Quarterly	0.845	3 Month USD LIBOR	9,504	9,486
USD	560	02/22/32	Quarterly	1.594	3 Month USD LIBOR	(10,652)	(10,661)
USD	280	02/22/32	Quarterly	1.621	3 Month USD LIBOR	(6,049)	(6,053)
GBP	1,600	02/15/26	Maturity	3.582	12 Month UK RPI	52,167	52,142
USD	2,910	03/01/31	Maturity	2.315	12 Month US CPI	134,432	134,374
USD	1,470	02/15/28	Quarterly	1.270	3 Month USD LIBOR	(27,285)	(27,303)
USD	430	03/06/26	Quarterly	1.710	3 Month USD LIBOR	(1,585)	(1,586)
USD	1,630	03/10/31	Quarterly	2.780	3 Month USD LIBOR	(245,943)	(245,968)
USD	3	03/20/31	Quarterly	2.504	3 Month USD LIBOR	(103)	(103)
USD	660	04/20/27	Quarterly	1.285	3 Month USD LIBOR	(9,026)	(9,032)
EUR	400	05/16/33	Semi-Annual	0.440	6 Month EURIBOR	(15,410)	(15,433)
USD	1,460	02/15/47	Quarterly	2.100	3 Month USD LIBOR	(132,754)	(132,548)
USD	725	06/11/31	Maturity	2.483	12 Month US CPI	14,204	14,189
USD	470	02/15/47	Quarterly	1.890	3 Month USD LIBOR	(21,352)	(21,365)
USD	1,620	06/21/24	Quarterly	0.729	3 Month USD LIBOR	(4,837)	(4,844)
USD	810	06/23/24	Quarterly	0.742	3 Month USD LIBOR	(2,580)	(2,584)
GBP	785	06/15/26	Maturity	3.630	12 Month US CPI	13,708	13,695
USD	1,395	06/24/31	Maturity	2.430	12 Month US CPI	32,044	32,015
USD	810	06/28/24	Quarterly	0.767	3 Month USD LIBOR	(2,888)	(2,892)
USD	810	04/05/24	Quarterly	0.665	3 Month USD LIBOR	(2,822)	(2,825)
USD	480	02/15/47	Quarterly	1.696	3 Month USD LIBOR	(1,679)	(1,692)
USD	190	07/26/31	Quarterly	1.326	3 Month USD LIBOR	(680)	(683)
USD	20	08/02/31	Annual	1.077	12 Month SOFR	(68)	(68)
USD	2,907	08/02/23	Maturity	3.150	12 Month US CPI	(4,150)	(4,167)
USD	2,907	08/03/23	Maturity	3.088	12 Month US CPI	1,852	1,835
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080%	136,356	136,345
USD	4,530	11/29/24	Semi-Annual	3 Month USD LIBOR	3.083	405,186	405,131
USD	30	12/01/56	Semi-Annual	3 Month USD LIBOR	1.929	574	573
USD	550	04/14/30	Semi-Annual	3 Month USD LIBOR	0.820	(16,380)	(16,390)
USD	1,060	06/02/25	Semi-Annual	3 Month USD LIBOR	0.358	(10,443)	(10,458)
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.680	(19,812)	(19,828)
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.652	(21,252)	(21,268)
USD	1,070	07/12/28	Semi-Annual	3 Month USD LIBOR	0.654	(36,453)	(36,470)
USD	740	02/16/31	Maturity	12 Month US CPI	2.350	(31,510)	(31,525)
USD	220	02/19/51	Semi-Annual	3 Month USD LIBOR	1.870	12,021	12,014
USD	110	02/22/51	Semi-Annual	3 Month USD LIBOR	1.905	6,955	6,952
USD	70	08/19/31	Semi-Annual	3 Month USD LIBOR	1.513	1,429	1,428
GBP	1,600	02/15/31	Maturity	12 Month UK RPI	3.630	(78,256)	(78,301)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	2,910	03/01/26	Maturity	12 Month US CPI	2.325%	$(116,079)	$(116,110)
USD	740	03/05/31	Maturity	12 Month US CPI	2.360	(30,289)	(30,304)
USD	537	03/22/27	Semi-Annual	3 Month USD LIBOR	1.366	10,114	10,109
USD	1,610	04/20/24	Semi-Annual	3 Month USD LIBOR	0.591	2,681	2,674
USD	150	05/05/33	Semi-Annual	3 Month USD LIBOR	2.077	6,650	6,648
USD	520	05/16/33	Semi-Annual	3 Month USD LIBOR	2.150	26,384	26,376
EUR	1,140	11/16/26	Annual	6 Month EURIBOR	0.000	12,897	12,931
EUR	1,140	11/16/26	Semi-Annual	0.150	6 Month EURIBOR	63,452	(10)
USD	80	06/11/51	Semi-Annual	3 Month USD LIBOR	1.904	4,620	4,617
USD	2,110	12/16/23	Semi-Annual	3 Month USD LIBOR	0.359	(888)	442
USD	4,070	11/18/23	Semi-Annual	3 Month USD LIBOR	0.353	(63)	(80)
GBP	785	06/15/31	Maturity	12 Month US CPI	3.670	(20,943)	(20,966)
USD	1,395	06/24/26	Maturity	12 Month US CPI	2.545	(26,338)	(26,354)
USD	670	07/01/31	Semi-Annual	3 Month USD LIBOR	0.715	(36,171)	(36,182)
USD	480	02/15/47	Semi-Annual	3 Month USD LIBOR	1.784	10,831	10,818
USD	320	02/15/47	Semi-Annual	3 Month USD LIBOR	1.796	8,056	8,047
USD	165	07/08/31	Semi-Annual	3 Month USD LIBOR	1.375	1,514	1,511
USD	165	07/08/31	Semi-Annual	3 Month USD LIBOR	1.363	1,324	1,321
USD	80	07/09/31	Semi-Annual	3 Month USD LIBOR	1.325	346	345
USD	165	07/09/31	Semi-Annual	3 Month USD LIBOR	1.321	646	643
USD	165	07/12/31	Semi-Annual	3 Month USD LIBOR	1.269	(199)	(202)
USD	165	07/12/31	Semi-Annual	3 Month USD LIBOR	1.301	311	308
USD	165	07/12/31	Semi-Annual	3 Month USD LIBOR	1.291	142	139
USD	330	07/13/31	Semi-Annual	3 Month USD LIBOR	1.360	2,456	2,451
USD	1,850	09/17/26	Semi-Annual	3 Month USD LIBOR	0.930	8,430	8,413
USD	1,820	07/19/27	Semi-Annual	3 Month USD LIBOR	1.190	9,716	9,700
USD	271	01/18/32	Semi-Annual	3 Month USD LIBOR	1.452	1,930	1,926
USD	200	07/21/31	Semi-Annual	3 Month USD LIBOR	1.235	(993)	(996)
USD	330	07/21/31	Semi-Annual	3 Month USD LIBOR	1.238	(1,527)	(1,532)
USD	165	07/21/31	Semi-Annual	3 Month USD LIBOR	1.197	(1,421)	(1,424)
USD	165	07/21/31	Semi-Annual	3 Month USD LIBOR	1.205	(1,295)	(1,298)
USD	370	07/22/31	Semi-Annual	3 Month USD LIBOR	1.188	(3,512)	(3,518)
USD	230	01/24/32	Semi-Annual	3 Month USD LIBOR	1.245	(2,980)	(2,984)
USD	810	04/22/24	Semi-Annual	3 Month USD LIBOR	0.515	89	85
USD	990	05/15/28	Semi-Annual	3 Month USD LIBOR	1.051	308	295
USD	240	07/27/31	Semi-Annual	3 Month USD LIBOR	1.323	769	765
USD	810	01/25/24	Semi-Annual	3 Month USD LIBOR	0.438	328	324
USD	50	07/28/31	Semi-Annual	3 Month USD LIBOR	1.273	(80)	(81)
USD	2,907	08/02/24	Maturity	12 Month US CPI	2.960	3,560	3,534
USD	2,907	08/03/24	Maturity	12 Month US CPI	2.910	(2,595)	(2,622)
Total						$169,646	$106,511

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

OTC credit default swap agreements on corporate issues—sell protection14

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond, 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(833)	$1,770	$937
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(261)	352	91
BOA	Honeywell International, Inc., bond, 5.70%, due 03/01/21	USD	40,000	12/20/22	Quarterly	1.000	(380)	568	188
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(733)	907	174
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(954)	1,248	294
JPMCB	The Procter & Gamble Co., 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(954)	1,261	307
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(219)	517	298
Total							$(4,334)	$6,623	$2,289

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	EUR	14,633,000	USD	17,738,462	09/15/21	$365,437
BNP	EUR	253,000	USD	298,126	09/15/21	(2,248)
BOA	EUR	3,140,000	USD	3,813,901	09/15/21	85,937
BOA	USD	691,444	EUR	585,000	09/15/21	3,097
CBA	EUR	109,000	USD	129,598	09/15/21	188
CBA	EUR	335,678	USD	396,347	09/15/21	(2,187)
HSBC	EUR	120,000	USD	141,961	09/15/21	(509)
RBC	EUR	272,000	USD	322,455	09/15/21	(476)
RBC	EUR	1,908,000	USD	2,268,175	09/15/21	2,903
Net unrealized appreciation (depreciation)						$452,142

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$11,910,319	$504,091	$12,414,410
Corporate bonds	—	118,428,657	—	118,428,657
Mortgage-backed securities	—	16,271,520	—	16,271,520
Municipal bonds	—	637,040	—	637,040
Non-U.S. government agency obligations	—	8,737,273	—	8,737,273
U.S. government agency obligations	—	98,311,189	—	98,311,189
U.S. Treasury obligations	—	74,064,990	—	74,064,990
Short-term investments	—	50,730,984	—	50,730,984

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment of cash collateral from securities loaned	$—	$1,003,013	$—	$1,003,013
Option purchased	1,125	—	—	1,125
Swaptions purchased	—	1,444,288	—	1,444,288
Futures contracts	78,831	—	—	78,831
Swap agreements	—	1,404,370	—	1,404,370
Forward foreign currency contracts	—	457,562	—	457,562
Total	$79,956	$383,401,205	$504,091	$383,985,252
Liabilities
Investments sold short	$—	$(3,979,874)	$—	$(3,979,874)
Swaptions written	—	(969,024)	—	(969,024)
Futures contracts	(693,532)	—	—	(693,532)
Swap agreements	—	(1,306,856)	—	(1,306,856)
Forward foreign currency contracts	—	(5,420)	—	(5,420)
Total	$(693,532)	$(6,261,174)	$—	$(6,954,706)

At July 31, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $38,860,687, represented 12.1% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

6  Security, or portion thereof, was on loan at the period end.

7  Perpetual investment. Date shown reflects the next call date.

8  Zero coupon bond.

9  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

12  Rates shown reflect yield at July 31, 2021.

13  Payments made or received are based on the notional amount.

14  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2021

Portfolio footnotes—(concluded)

15  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

16  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 1.51% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned -1.06%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 67. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Overall interest rate strategies were positive for performance. The portfolio benefitted from being underexposed to US duration as well as a yield curve steepening bias as US interest rates rose over the period and the yield curve steepened. (Duration measures a portfolio's sensitivity to interest rate changes.) Non-US developed market interest rate strategies were beneficial, including a short exposure to UK rates as gilt yields rose.

Overall, spread sector strategies added to performance. An allocation to high yield credit was positive for returns as the sector outperformed like-duration Treasurys. Security selection within investment-grade credit was also positive for performance while an underexposure to investment-grade credit detracted from returns. Overall mortgage strategies added to performance, including select exposure to non-agency mortgage-backed securities and commercial mortgage-backed securities (CMBS) and relative value positioning within agency mortgages.

Lastly, overall currency strategies were neutral for performance, including tactical exposure to a basket of emerging market currencies.

Overall, derivative usage was positive during the period. Government bond futures and interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The use of these instruments contributed to performance. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities. The use of credit default swaps to reduce generic corporate credit beta was positive for performance, as synthetic credit spreads underperformed cash credit spreads. The use of options to manage mortgage exposure and the overall volatility of the portfolio was positive for performance. Overall use of currency options were neutral for performance. Currency

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Strategic Fixed Income Investments

Investment Manager's comments – concluded

options were used to gain exposure to foreign currency markets and generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions detracted from performance.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.25%	3.96%	3.92%
Class Y2	1.54	4.22	4.17
Class P3	1.51	4.22	4.17
After deducting maximum sales charge
Class A1	(2.54)	3.17	3.52
Bloomberg Barclays US Government/Credit Index[4]	(1.06)	3.42	3.65

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.47%	4.04%	4.02%
Class Y2	2.68	4.29	4.26
Class P3	2.72	4.30	4.28
After deducting maximum sales charge
Class A1	(1.38)	3.24	3.63

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.35% and 1.28%; Class Y—1.30% and 1.03%; and Class P—1.13% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.93%; Class Y—0.68%; and Class P—0.68%. Effective August 1, 2021, the expense caps were changed to: Class A—0.90%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg Barclays US Government/Credit Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics and industry diversification (unaudited)1

As a percentage of net assets as of July 31, 2021

Characteristics
Weighted average duration	6.69 yrs.
Weighted average maturity	9.16 yrs.
Average coupon	2.94%
Top ten fixed income holdings
U.S. Treasury Bonds, 2.500% due 02/15/45	8.6%
U.S. Treasury Notes, 2.125% due 09/30/21	2.9
U.S. Treasury Notes, 2.125% due 09/30/24	1.7
U.S. Treasury Notes, 1.875% due 08/31/22	1.4
U.S. Treasury Bonds, 1.375% due 11/15/40	1.2
U.S. Treasury Notes, 2.625% due 02/15/29	1.1
U.S. Treasury Bills, 0.039% due 10/14/21	0.9
U.S. Treasury Bonds, 1.375% due 08/15/50	0.9
GNMA REMIC, 5.500% due 01/20/35	0.9
Towd Point Mortgage Funding, 0.950% due 07/20/45	0.9
Total	20.5%
Top five issuer breakdown by country or territory of origin
United States	78.3%
United Kingdom	6.2
Germany	1.8
Cayman Islands	1.6
Japan	1.6
Total	89.5%
Asset allocation[1]
Corporate bonds	51.2%
U.S. Treasury obligations	22.7
Mortgage-backed securities	9.7
Asset-backed securities	4.8
Short-term U.S. Treasury obligations	4.2
Non-U.S. government agency obligations	2.5
U.S. government agency obligations	2.5
Short-term investments	1.4
Exchange traded funds	0.7
Loan assignments	0.5
Municipal bonds	0.2
Cash equivalents and liabilities in excess of other assets	(0.4)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Asset-backed securities—4.8%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1, 1 mo. USD LIBOR + 0.290%, 0.669%, due 07/25/34[2]		614,552	$605,549
AM Capital Funding LLC, Series 2018-1, Class A, 4.980%, due 12/15/23[3]		440,000	458,882
Ameriquest Mortgage Securities, Inc., Series 2005-R10, Class M2, 1 mo. USD LIBOR + 0.645%, 0.734%, due 01/25/36[2]		858,264	856,987
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 1.113%, due 04/14/29[2,3]		1,294,725	1,294,749
Apres Static CLO Ltd., Series 2019-1A, Class A1R, 3 mo. USD LIBOR + 1.070%, 1.196%, due 10/15/28[2,3]		1,191,010	1,191,211
Catamaran CLO Ltd., Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.090%, 1.224%, due 01/18/29[2,3]		1,216,659	1,216,290
CHEC Loan Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 0.960%, 1.049%, due 06/25/34[2]		365,284	365,824
Chesapeake Funding II LLC, Series 2018-2A, Class A1, 3.230%, due 08/15/30[3]		515,884	519,406
Series 2018-2A, Class A2, 1 mo. USD LIBOR + 0.370%, 0.463%, due 08/15/30[2,3]		515,884	516,154
Cork Street CLO Designated Activity Co., Series 1A, Class A1BE, 3 mo. Euribor + 0.760%, 0.760%, due 11/27/28[2,3]	EUR	1,561,460	1,852,290
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.172%, due 06/25/36[4]		271,815	102,144
Delta Funding Home Equity Loan Trust, Series 1999-3, Class A1A, 1 mo. USD LIBOR + 0.820%, 0.913%, due 09/15/29[2]		38,637	37,683
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 1 mo. USD LIBOR + 0.480%, 0.569%, due 10/25/36[2]		1,265,645	1,038,762
Gallatin CLO IX Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.050%, 1.184%, due 01/21/28[2,3]		1,178,960	1,179,176
GSAMP Trust, Series 2006-HE4, Class A1, 1 mo. USD LIBOR + 0.280%, 0.369%, due 06/25/36[2]		1,139,743	1,120,898
	Face amount[1]	Value
Asset-backed securities—(continued)
Home Equity Asset Trust, Series 2005-2, Class M5, 1 mo. USD LIBOR + 1.095%, 1.184%, due 07/25/35[2]	295,254	$295,564
Series 2006-3, Class M2, 1 mo. USD LIBOR + 0.600%, 0.689%, due 07/25/36[2]	1,000,000	946,531
ICG US CLO Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.400%, 1.538%, due 10/22/31[2,3]	1,700,000	1,700,986
Jamestown CLO V Ltd., Series 2014-5A, Class AR, 3 mo. USD LIBOR + 1.220%, 1.354%, due 01/17/27[2,3]	11,570	11,577
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 1 mo. USD LIBOR + 0.585%, 0.674%, due 05/25/35[2]	1,904,680	1,897,851
KKR CLO 18 Ltd., Series 18, Class A, 3 mo. USD LIBOR + 1.270%, 1.404%, due 07/18/30[2,3]	1,100,000	1,100,583
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 1 mo. USD LIBOR + 1.130%, 1.223%, due 05/15/28[2,3]	553,865	553,865
LP Credit Card ABS Master Trust, Series 2018-1, Class A, 1 mo. USD LIBOR + 1.550%, 1.661%, due 08/20/24[2,3]	1,040,656	1,040,919
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2, 1 mo. USD LIBOR + 0.705%, 0.794%, due 12/25/34[2]	173,545	163,655
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 mo. USD LIBOR + 1.575%, 1.664%, due 11/25/32[2]	285,796	286,172
Mountain View CLO Ltd., Series 2014-1A, Class ARR, 3 mo. USD LIBOR + 0.800%, 0.926%, due 10/15/26[2,3]	21,184	21,186
New Century Home Equity Loan Trust, Series 2005-B, Class M1, 1 mo. USD LIBOR + 0.720%, 0.809%, due 10/25/35[2]	1,759,427	1,746,299
Series 2005-D, Class A2D, 1 mo. USD LIBOR + 0.660%, 0.749%, due 02/25/36[2]	395,592	394,428
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[3]	358,786	360,011
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 0.719%, due 12/25/35[2]	754,935	752,861

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Asset-backed securities—(concluded)
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2, 1 mo. USD LIBOR + 1.350%, 1.439%, due 12/25/34[2]	368,173	$369,106
Saxon Asset Securities Trust, Series 2004-1, Class M1, 1 mo. USD LIBOR + 0.795%, 0.884%, due 03/25/35[2]	149,268	146,182
Series 2006-1, Class M1, 1 mo. USD LIBOR + 0.465%, 0.554%, due 03/25/36[2]	1,396,960	1,389,739
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR2, Class A3, 1 mo. USD LIBOR + 0.500%, 0.589%, due 03/25/36[2]	1,724,240	1,335,424
Soundview Home Loan Trust, Series 2006-OPT3, Class 2A4, 1 mo. USD LIBOR + 0.250%, 0.339%, due 06/25/36[2]	2,675,000	2,667,593
Structured Asset Securities Corp., Series 2001-SB1, Class A2, 3.375%, due 08/25/31	111,901	109,601
Series 2005-WF1, Class M1, 1 mo. USD LIBOR + 0.660%, 0.749%, due 02/25/35[2]	89,237	89,265
TICP CLO III-2 Ltd., Series 2018-3R, Class A, 3 mo. USD LIBOR + 0.840%, 0.974%, due 04/20/28[2,3]	834,741	834,912
TRTX Issuer Ltd., Series 2019-FL3, Class A, SOFR + 1.264%, 1.311%, due 10/15/34[2,3]	1,500,000	1,500,465
United States Small Business Administration, Series 2002-20K, Class 1, 5.080%, due 11/01/22	40,451	41,399
Series 2005-20H, Class 1, 5.110%, due 08/01/25	99,171	104,909
Series 2007-20D, Class 1, 5.320%, due 04/01/27	373,374	402,203
Utah State Board of Regents, Series 2017-1, Class A, 1 mo. USD LIBOR + 0.750%, 0.839%, due 01/25/57[2]	546,196	543,223
WhiteHorse X Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + 0.930%, 1.064%, due 04/17/27[2,3]	17,237	17,245
Total asset-backed securities (cost—$31,286,684)		33,179,759
Corporate bonds—51.2%
Advertising—0.0%†
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, due 03/15/30[3]	25,000	25,125
5.000%, due 08/15/27[3]	216,000	220,320
		245,445
	Face amount[1]	Value
Corporate bonds—(continued)
Aerospace & defense—1.1%
Boeing Co. 1.433%, due 02/04/24	1,700,000	$1,704,510
2.750%, due 02/01/26	1,700,000	1,777,829
5.805%, due 05/01/50	500,000	681,992
Howmet Aerospace, Inc. 5.900%, due 02/01/27	35,000	41,440
Spirit AeroSystems, Inc. 3.950%, due 06/15/23[5]	1,500,000	1,521,450
5.500%, due 01/15/25[3]	85,000	89,250
7.500%, due 04/15/25[3]	230,000	243,800
TransDigm, Inc. 4.625%, due 01/15/29[3]	80,000	79,800
4.875%, due 05/01/29[3]	275,000	275,434
5.500%, due 11/15/27	265,000	273,613
6.250%, due 03/15/26[3]	330,000	346,087
6.375%, due 06/15/26	380,000	392,825
7.500%, due 03/15/27	225,000	238,343
		7,666,373
Agriculture—0.9%
BAT Capital Corp. 3.734%, due 09/25/40	460,000	461,936
4.906%, due 04/02/30	255,000	296,568
Imperial Brands Finance PLC 3.500%, due 02/11/23[3]	3,755,000	3,880,486
3.750%, due 07/21/22[3]	1,600,000	1,639,585
MHP SE 7.750%, due 05/10/24[3,5]	65,000	70,041
		6,348,616
Airlines—1.5%
Air Canada 3.875%, due 08/15/26[3,6]	110,000	110,264
American Airlines Pass-Through Trust 3.600%, due 09/22/27	763,169	793,319
3.750%, due 10/15/25	314,249	304,699
4.950%, due 01/15/23	473,863	483,317
Series A, 3.600%, due 10/15/29	837,632	834,708
Series AA, 3.200%, due 06/15/28	1,023,100	1,043,787
American Airlines, Inc./Advantage Loyalty IP Ltd. 5.500%, due 04/20/26[3]	275,000	287,719
5.750%, due 04/20/29[3]	225,000	242,703
Continental Airlines Pass-Through Trust, Series 2-A, 4.000%, due 10/29/24	1,000,663	1,059,897
Delta Air Lines, Inc. 7.375%, due 01/15/26	245,000	288,417
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.750%, due 10/20/28[3]	170,000	189,975
JetBlue Pass Through Trust, Series 2019, 2.950%, due 11/15/29	2,065,879	2,122,946

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[3]		240,000	$261,300
Spirit Airlines Pass Through Trust, Series A, 4.100%, due 04/01/28		410,369	431,974
United Airlines Holdings, Inc. 4.875%, due 01/15/25[5]		65,000	66,625
5.000%, due 02/01/24[5]		65,000	67,396
United Airlines Pass-Through Trust 4.875%, due 01/15/26		18,685	19,601
Series 20-1, 5.875%, due 10/15/27		148,396	165,075
Series A, 4.150%, due 04/11/24		1,394,376	1,481,706
United Airlines, Inc. 4.375%, due 04/15/26[3]		365,000	375,541
4.625%, due 04/15/29[3]		80,000	82,300
			10,713,269
Apparel—0.0%†
Crocs, Inc. 4.250%, due 03/15/29[3]		70,000	72,100
Hanesbrands, Inc. 5.375%, due 05/15/25[3]		20,000	21,002
William Carter Co. 5.625%, due 03/15/27[3]		60,000	62,775
			155,877
Auto manufacturers—3.0%
Ford Motor Co. 4.750%, due 01/15/43		315,000	345,804
5.291%, due 12/08/46		105,000	120,159
9.000%, due 04/22/25		95,000	116,940
9.625%, due 04/22/30		180,000	259,875
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	1,200,000	1,491,400
3.375%, due 11/13/25		1,400,000	1,461,591
3.810%, due 01/09/24		300,000	312,754
4.000%, due 11/13/30		200,000	211,500
5.125%, due 06/16/25		1,700,000	1,872,125
General Motors Financial Co., Inc. 3 mo. Euribor + 0.550%, 0.012%, due 03/26/22[2,7]	EUR	1,200,000	1,425,734
5.100%, due 01/17/24		1,500,000	1,650,398
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[3]		1,100,000	1,116,032
Jaguar Land Rover Automotive PLC 5.500%, due 07/15/29[3]		340,000	340,024
Nissan Motor Acceptance Corp. 2.000%, due 03/09/26[3]		900,000	915,085
2.750%, due 03/09/28[3]		1,400,000	1,428,925
Nissan Motor Co. Ltd. 3.522%, due 09/17/25[3]		1,400,000	1,501,234
4.810%, due 09/17/30[3]		1,400,000	1,598,319
	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Volkswagen Bank GmbH 2.500%, due 07/31/26[7]	EUR	1,200,000	$1,594,404
Volkswagen Group of America Finance LLC 3 mo. USD LIBOR + 0.860%, 0.994%, due 09/24/21[2,3]		1,500,000	1,501,787
2.850%, due 09/26/24[3]		1,500,000	1,588,935
			20,853,025
Auto parts & equipment—0.1%
Adient Global Holdings Ltd. 4.875%, due 08/15/26[3,5]		225,000	230,062
Dana, Inc.
5.375%, due 11/15/27		10,000	10,575
5.625%, due 06/15/28		15,000	16,140
Goodyear Tire & Rubber Co. 5.000%, due 07/15/29[3]		95,000	99,937
5.250%, due 04/30/31		155,000	164,136
9.500%, due 05/31/25		110,000	121,792
Meritor, Inc. 6.250%, due 06/01/25[3]		20,000	21,300
Tenneco, Inc. 7.875%, due 01/15/29[3]		60,000	67,800
			731,742
Banks—9.0%
Akbank T.A.S. 6.800%, due 02/06/26[3]		65,000	68,832
Banco de Bogota SA 6.250%, due 05/12/26[3]		65,000	71,110
Banco Mercantil del Norte SA/Grand Cayman (fixed, converts to FRN on 09/27/24), 6.750%, due 09/27/24[3,8]		10,000	10,715
Banco Santander SA (fixed, converts to FRN on 02/08/24), 7.500%, due 02/08/24[7,8]		200,000	219,520
Bangkok Bank PCL (fixed, converts to FRN on 09/25/29), 3.733%, due 09/25/34[3]		55,000	57,174
Bank of America Corp. (fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31		290,000	298,832
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31		1,600,000	1,658,312
4.000%, due 01/22/25		1,500,000	1,645,469
(fixed, converts to FRN on 03/20/50), 4.083%, due 03/20/51		280,000	338,758
4.125%, due 01/22/24		2,200,000	2,391,411
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[8]		86,000	91,701
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[8]		102,000	112,710
Barclays Bank PLC 7.625%, due 11/21/22		391,000	425,148

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Barclays PLC 3 mo. USD LIBOR + 1.625%, 1.744%, due 01/10/23[2]	2,000,000	$2,012,439
(fixed, converts to FRN on 02/15/22), 4.610%, due 02/15/23	1,100,000	1,124,425
4.836%, due 05/09/28	535,000	606,806
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29	1,100,000	1,298,010
(fixed, converts to FRN on 06/15/26), 6.125%, due 12/15/25[5,8]	200,000	222,676
BNP Paribas SA (fixed, converts to FRN on 03/25/24), 6.625%, due 03/25/24[3,8]	200,000	217,484
CIT Group, Inc. 5.000%, due 08/15/22	500,000	521,300
Citigroup, Inc. (fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30	200,000	213,908
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	755,000	844,845
4.400%, due 06/10/25	980,000	1,097,162
Series U, (fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[8]	89,000	93,597
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[8]	52,000	53,856
Citizens Financial Group, Inc., Series B, (fixed, converts to FRN on 07/06/23), 6.000%, due 07/06/23[8]	60,000	62,640
Series C, (fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[8]	80,000	85,200
Cooperatieve Rabobank UA 3.875%, due 09/26/23[3]	1,500,000	1,608,773
Credit Suisse AG 6.500%, due 08/08/23[3]	500,000	551,250
Credit Suisse Group AG 3 mo. USD LIBOR + 1.240%, 1.359%, due 06/12/24[2,3]	1,600,000	1,624,917
(fixed, converts to FRN on 05/14/31), 3.091%, due 05/14/32[3]	310,000	323,815
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[3]	1,600,000	1,699,260
(fixed, converts to FRN on 08/11/27), 5.250%, due 02/11/27[3,8]	200,000	209,750
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[3,8]	800,000	872,960
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,8]	700,000	772,625
Deutsche Bank AG 3.300%, due 11/16/22	1,900,000	1,964,506
3.950%, due 02/27/23	1,300,000	1,363,684
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25	1,500,000	$1,629,403
4.250%, due 10/14/21	1,100,000	1,108,327
Discover Bank 4.200%, due 08/08/23	1,600,000	1,719,493
Fifth Third Bancorp, Series H, (fixed, converts to FRN on 06/30/23), 5.100%, due 06/30/23[8]	115,000	118,852
Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.750%, 1.882%, due 10/28/27[2]	1,100,000	1,160,610
(fixed, converts to FRN on 04/22/31), 2.615%, due 04/22/32	615,000	637,360
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	290,000	344,193
Series O, (fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[8]	104,000	115,803
Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[8]	39,000	41,913
Series T, (fixed, converts to FRN on 05/10/26), 3.800%, due 05/10/26[5,8]	35,000	35,700
Series U, (fixed, converts to FRN on 08/10/26), 3.650%, due 08/10/26[8]	75,000	75,338
Grupo Aval Ltd. 4.375%, due 02/04/30[3]	95,000	93,905
HSBC Holdings PLC (fixed, converts to FRN on 09/09/31), 4.700%, due 03/09/31[5,8]	200,000	206,624
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[8]	870,000	961,350
Huntington Bancshares, Inc., Series E, (fixed, converts to FRN on 04/15/23), 5.700%, due 04/15/23[8]	124,000	129,001
ING Groep N.V. (fixed, converts to FRN on 11/16/26), 5.750%, due 11/16/26[8]	200,000	221,000
Intesa Sanpaolo SpA, Series XR, 4.000%, due 09/23/29[3]	1,500,000	1,665,280
JPMorgan Chase & Co. (fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41	470,000	499,072
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	650,000	741,523
Series CC, (fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[8]	100,000	101,380
Series FF, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[8]	95,000	100,280

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[8]		41,000	$42,435
Lloyds Bank PLC 7.500%, due 04/02/32[4,7]		2,200,000	1,764,878
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,315,752
4.000%, due 03/07/25	AUD	1,700,000	1,368,648
(fixed, converts to FRN on 09/27/25), 7.500%, due 09/27/25[5,8]		200,000	232,888
M&T Bank Corp., Series G, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[8]		56,000	59,816
Mitsubishi UFJ Financial Group, Inc. 3 mo. USD LIBOR + 0.740%, 0.871%, due 03/02/23[2]		1,600,000	1,614,253
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24		1,100,000	1,175,957
Morgan Stanley (fixed, converts to FRN on 01/22/24), 0.791%, due 01/22/25		1,190,000	1,191,916
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31		210,000	221,366
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28		535,000	595,842
Series H, (fixed, converts to FRN on 01/15/21), 3.736%, due 10/15/21[8]		395,000	396,580
Natwest Group PLC (fixed, converts to FRN on 11/28/30), 3.032%, due 11/28/35		550,000	554,869
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[8]		1,400,000	1,402,100
PNC Financial Services Group, Inc., Series S, (fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[8]		67,000	74,789
Skandinaviska Enskilda Banken AB (fixed, converts to FRN on 05/13/25), 5.125%, due 05/13/25[7,8]		200,000	213,174
Societe Generale S.A. 4.250%, due 09/14/23[3]		1,500,000	1,609,667
Standard Chartered PLC (fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]		1,500,000	1,612,298
Truist Financial Corp., Series L, (fixed, converts to FRN on 06/15/22), 5.050%, due 12/15/24[8]		73,000	74,916
Series Q, (fixed, converts to FRN on 09/01/30), 5.100%, due 03/01/30[8]		25,000	28,750
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
UniCredit SpA 7.830%, due 12/04/23[3]	3,300,000	$3,793,443
Wells Fargo & Co. 3 mo. USD LIBOR + 1.230%, 1.359%, due 10/31/23[2]	1,400,000	1,418,345
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31	625,000	652,307
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	1,500,000	1,629,986
Series BB, (fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[8]	75,000	77,861
Series S, (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[8]	84,000	90,550
Series U, (fixed, converts to FRN on 06/15/25), 5.875%, due 06/15/25[8]	69,000	78,142
Wells Fargo Bank N.A. 3.550%, due 08/14/23	735,000	781,573
		62,615,088
Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 06/01/60	1,400,000	1,757,452
4.750%, due 04/15/58	0	—
Coca-Cola Femsa SAB de CV 1.850%, due 09/01/32	1,400,000	1,358,952
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	1,500,000	1,561,581
		4,677,985
Biotechnology—0.2%
Regeneron Pharmaceuticals, Inc. 1.750%, due 09/15/30	1,700,000	1,643,811
Building materials—0.5%
Builders FirstSource, Inc. 4.250%, due 02/01/32[3]	270,000	276,075
Cemex SAB de CV 5.200%, due 09/17/30[3]	25,000	27,375
Forterra Finance LLC/FRTA Finance Corp. 6.500%, due 07/15/25[3]	100,000	107,270
Fortune Brands Home & Security, Inc. 3.250%, due 09/15/29	1,400,000	1,527,377
JELD-WEN, Inc. 4.625%, due 12/15/25[3]	135,000	137,531
4.875%, due 12/15/27[3]	135,000	140,063
Masco Corp. 1.500%, due 02/15/28	1,400,000	1,387,547
Masonite International Corp. 5.375%, due 02/01/28[3]	75,000	79,781
		3,683,019

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—0.7%
CF Industries, Inc. 4.950%, due 06/01/43	115,000	$141,652
HB Fuller Co. 4.000%, due 02/15/27	75,000	77,484
4.250%, due 10/15/28	290,000	296,525
International Flavors & Fragrances, Inc. 2.300%, due 11/01/30[3]	1,400,000	1,432,437
NOVA Chemicals Corp. 4.250%, due 05/15/29[3]	95,000	96,103
4.875%, due 06/01/24[3]	445,000	470,503
5.250%, due 06/01/27[3]	280,000	301,700
Sasol Financing USA LLC 5.875%, due 03/27/24	45,000	47,610
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[3]	100,000	99,875
Syngenta Finance N.V. 4.441%, due 04/24/23[3]	1,600,000	1,687,135
Tronox, Inc. 4.625%, due 03/15/29[3]	130,000	132,113
Unigel Luxembourg SA 8.750%, due 10/01/26[3]	70,000	75,495
WR Grace & Co-Conn 5.625%, due 10/01/24[3]	55,000	61,119
		4,919,751
Commercial services—1.9%
ADT Security Corp. 4.125%, due 08/01/29[3]	180,000	181,071
4.875%, due 07/15/32[3]	180,000	186,750
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625%, due 06/01/28[3]	200,000	200,750
APX Group, Inc. 6.750%, due 02/15/27[3]	295,000	312,700
ASGN, Inc. 4.625%, due 05/15/28[3]	155,000	161,762
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750%, due 04/01/28[3]	50,000	50,736
5.375%, due 03/01/29[3,5]	90,000	93,600
5.750%, due 07/15/27[3]	215,000	224,636
CoStar Group, Inc.
2.800%, due 07/15/30[3]	1,300,000	1,342,980
Duke University, Series 2020,
2.682%, due 10/01/44	1,700,000	1,767,693
Emory University, Series 2020,
2.143%, due 09/01/30	1,400,000	1,445,955
Garda World Security Corp. 4.625%, due 02/15/27[3]	425,000	426,581
IHS Markit Ltd. 5.000%, due 11/01/22[3]	901,000	939,171
Jaguar Holding Co. II/PPD Development LP 4.625%, due 06/15/25[3]	45,000	47,081
5.000%, due 06/15/28[3]	100,000	107,750
	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
Korn Ferry 4.625%, due 12/15/27[3]	200,000	$206,500
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.000%, due 02/01/26[3]	130,000	134,550
MoneyGram International, Inc. 5.375%, due 08/01/26[3]	60,000	62,250
MPH Acquisition Holdings LLC 5.750%, due 11/01/28[3,5]	145,000	140,799
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[3]	480,000	507,000
5.875%, due 10/01/30[3]	165,000	180,659
PayPal Holdings, Inc. 2.850%, due 10/01/29	1,800,000	1,959,625
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[3]	50,000	48,635
5.750%, due 04/15/26[3]	510,000	558,450
6.250%, due 01/15/28[3]	120,000	125,238
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[3]	70,000	71,575
Rockefeller Foundation, Series 2020, 2.492%, due 10/01/50	1,400,000	1,415,268
Service Corp. International 5.125%, due 06/01/29	50,000	54,000
United Rentals North America, Inc. 3.750%, due 01/15/32[6,9]	350,000	350,000
5.250%, due 01/15/30	35,000	38,298
		13,342,063
Computers—0.8%
Apple, Inc. 2.450%, due 08/04/26	610,000	650,921
Dell International LLC/EMC Corp. 4.900%, due 10/01/26	1,300,000	1,515,267
5.850%, due 07/15/25	1,300,000	1,529,697
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	215,000	221,577
Wipro IT Services LLC 1.500%, due 06/23/26[3]	1,400,000	1,406,706
		5,324,168
Cosmetics & personal care—0.1%
Edgewell Personal Care Co. 5.500%, due 06/01/28[3]	250,000	264,718
Natura Cosmeticos SA 4.125%, due 05/03/28[3]	40,000	41,100
		305,818
Distribution & wholesale—0.1%
IAA, Inc. 5.500%, due 06/15/27[3]	110,000	115,362
Resideo Funding, Inc. 6.125%, due 11/01/26[3]	78,000	81,900

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Distribution & wholesale—(concluded)
Univar Solutions USA, Inc. 5.125%, due 12/01/27[3]	200,000	$209,308
		406,570
Diversified financial services—2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450%, due 10/01/25	650,000	717,652
4.450%, due 04/03/26[5]	1,200,000	1,326,604
Air Lease Corp. 2.300%, due 02/01/25[5]	475,000	493,670
Ally Financial, Inc., Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26 [5,8]	105,000	109,830
Series C, (fixed, converts to FRN on 05/15/28), 4.700%, due 05/15/28 [8]	40,000	41,640
American Express Co. (fixed, converts to FRN on 09/15/26), 3.550%, due 09/15/26[6,8]	95,000	95,475
Avolon Holdings Funding Ltd. 3.950%, due 07/01/24[3]	1,400,000	1,495,768
BGC Partners, Inc. 5.375%, due 07/24/23	1,400,000	1,512,918
Capital One Financial Corp., Series M, (fixed, converts to FRN on 09/01/26), 3.950%, due 09/01/26[8]	95,000	97,850
Charles Schwab Corp., Series G, (fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[8]	40,000	44,668
Discover Financial Services, Series C, (fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[8]	125,000	134,688
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust 5.125%, due 11/30/22[3]	127,859	128,418
GE Capital Funding LLC 4.400%, due 05/15/30	1,700,000	2,000,007
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK,
6.500%, due 09/15/24[3,10]	686,872	690,306
Lazard Group LLC 4.375%, due 03/11/29	400,000	462,290
LeasePlan Corp. N.V. 2.875%, due 10/24/24[3]	1,500,000	1,575,746
Lehman Brothers Holdings, Inc. 0.000%, due 12/30/49[11]	1,900,000	12,920
1.000%, due 12/30/16[11]	900,000	6,120
1.000%, due 01/24/49[11]	4,500,000	30,600
LPL Holdings, Inc. 4.625%, due 11/15/27[3]	140,000	144,375
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Navient Corp., Series A, 5.625%, due 01/25/25	500,000	$491,157
OneMain Finance Corp. 3.500%, due 01/15/27	190,000	193,325
6.125%, due 03/15/24	35,000	37,669
6.875%, due 03/15/25	1,445,000	1,639,096
7.125%, due 03/15/26	300,000	353,250
8.875%, due 06/01/25	70,000	76,999
		13,913,041
Electric—6.5%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3]	1,855,000	1,867,261
AES Corp. 2.450%, due 01/15/31[3]	1,400,000	1,415,547
Alabama Power Co., Series 20-A, 1.450%, due 09/15/30[5]	600,000	584,339
American Transmission Systems, Inc. 5.250%, due 01/15/22[3]	900,000	918,110
Appalachian Power Co., Series AA, 2.700%, due 04/01/31[5]	1,400,000	1,479,225
Avangrid, Inc. 3.800%, due 06/01/29	1,600,000	1,826,601
Black Hills Corp. 2.500%, due 06/15/30	1,400,000	1,451,463
Calpine Corp. 3.750%, due 03/01/31[3]	180,000	173,203
4.500%, due 02/15/28[3]	370,000	381,100
4.625%, due 02/01/29[3]	258,000	254,453
5.000%, due 02/01/31[3]	184,000	185,840
5.125%, due 03/15/28[3]	95,000	96,188
Clearway Energy Operating LLC 4.750%, due 03/15/28[3]	35,000	37,100
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	871,674
Edison International 2.950%, due 03/15/23	1,500,000	1,547,039
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,538,270
Exelon Corp. 4.700%, due 04/15/50	160,000	207,763
FirstEnergy Corp., Series C, 5.350%, due 07/15/47[4]	145,000	182,300
Idaho Power Co., Series K, 4.200%, due 03/01/48	1,400,000	1,753,148
IPALCO Enterprises, Inc. 4.250%, due 05/01/30	1,200,000	1,366,189
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[3]	95,000	96,900
MidAmerican Energy Co. 3.650%, due 04/15/29	1,400,000	1,602,381

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	$1,998,761
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,903,687
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	2,100,000	2,438,577
Northern States Power Co. 2.900%, due 03/01/50	1,300,000	1,364,547
NRG Energy, Inc. 3.625%, due 02/15/31[3]	320,000	322,400
5.250%, due 06/15/29[3]	180,000	193,050
7.250%, due 05/15/26	30,000	31,206
Pacific Gas and Electric Co. 3 mo. USD LIBOR + 1.375%, 1.531%, due 11/15/21[2]	1,100,000	1,101,175
1.750%, due 06/16/22	1,400,000	1,398,078
3.150%, due 01/01/26	500,000	512,926
3.300%, due 08/01/40	225,000	204,159
3.400%, due 08/15/24[5]	1,400,000	1,460,950
3.750%, due 02/15/24	1,600,000	1,682,319
4.300%, due 03/15/45	425,000	402,357
San Diego Gas & Electric Co., Series VVV, 1.700%, due 10/01/30	1,400,000	1,379,994
Sempra Energy 2.900%, due 02/01/23	2,178,000	2,252,062
Southern Co., Series A, 3.700%, due 04/30/30	1,200,000	1,350,228
Series B, (fixed, converts to FRN on 01/15/26), 4.000%, due 01/15/51	575,000	606,625
Southwestern Electric Power Co., Series M, 4.100%, due 09/15/28[5]	1,200,000	1,383,608
Talen Energy Supply LLC 6.625%, due 01/15/28[3,5]	140,000	124,250
7.250%, due 05/15/27[3]	20,000	18,243
7.625%, due 06/01/28[3,5]	10,000	9,123
Vistra Operations Co. LLC 4.375%, due 05/01/29[3]	125,000	128,125
5.000%, due 07/31/27[3]	335,000	345,888
5.500%, due 09/01/26[3]	60,000	61,800
5.625%, due 02/15/27[3]	90,000	93,375
WEC Energy Group, Inc. 1.800%, due 10/15/30	1,300,000	1,272,883
		44,876,490
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 4.375%, due 03/31/29[3]	90,000	90,616
4.750%, due 06/15/28[3]	280,000	287,966
		378,582
	Face amount[1]	Value
Corporate bonds—(continued)
Electronics—0.1%
Imola Merger Corp. 4.750%, due 05/15/29[3]	330,000	$340,622
Sensata Tech, Inc. 4.375%, due 02/15/30[3]	20,000	21,400
Sensata Technologies BV 4.000%, due 04/15/29[3]	155,000	159,069
		521,091
Energy-Alternate Sources—0.4%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[3]	1,500,000	1,575,396
FS Luxembourg Sarl 10.000%, due 12/15/25[3]	20,000	22,350
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[3]	1,300,000	1,380,141
Investment Energy Resources Ltd. 6.250%, due 04/26/29[3,5]	30,000	32,700
		3,010,587
Engineering & construction—0.4%
Arcosa, Inc. 4.375%, due 04/15/29[3]	230,000	235,175
Dycom Industries, Inc. 4.500%, due 04/15/29[3]	230,000	232,875
Global Infrastructure Solutions, Inc. 5.625%, due 06/01/29[3]	225,000	230,906
IHS Netherlands Holdco BV 8.000%, due 09/18/27[3]	55,000	58,850
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[3]	1,800,000	1,933,056
		2,690,862
Entertainment—0.4%
Caesars Entertainment, Inc. 6.250%, due 07/01/25[3]	255,000	269,025
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750%, due 07/01/25[3]	85,000	89,356
Cedar Fair LP 5.250%, due 07/15/29	25,000	25,398
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	35,000	35,700
5.500%, due 05/01/25[3]	235,000	243,813
Churchill Downs, Inc. 5.500%, due 04/01/27[3]	295,000	306,735
Cinemark USA, Inc. 8.750%, due 05/01/25[3]	210,000	224,154
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3,5]	250,000	255,312
4.875%, due 11/01/24[3]	60,000	60,975
6.500%, due 05/15/27[3]	285,000	314,569
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[3]	145,000	145,725
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.875%, due 11/01/26[3]	50,000	50,750

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Entertainment—(concluded)
Scientific Games International, Inc. 5.000%, due 10/15/25[3]	325,000	$333,437
Six Flags Entertainment Corp. 4.875%, due 07/31/24[3]	55,000	55,275
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3]	245,000	261,537
Vail Resorts, Inc. 6.250%, due 05/15/25[3]	70,000	74,351
		2,746,112
Environmental control—0.1%
Clean Harbors, Inc. 4.875%, due 07/15/27[3]	30,000	31,463
GFL Environmental, Inc. 4.750%, due 06/15/29[3]	335,000	346,273
Harsco Corp. 5.750%, due 07/31/27[3]	265,000	275,255
		652,991
Food—0.7%
Grupo Bimbo SAB de CV 4.700%, due 11/10/47[3]	705,000	849,657
Kraft Heinz Foods Co. 4.375%, due 06/01/46	100,000	115,225
7.125%, due 08/01/39[3]	1,200,000	1,788,649
Kroger Co. 5.400%, due 01/15/49	115,000	160,178
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[3]	20,000	22,150
Performance Food Group, Inc. 4.250%, due 08/01/29[3]	110,000	111,787
5.500%, due 10/15/27[3]	95,000	98,959
6.875%, due 05/01/25[3,5]	140,000	148,925
Pilgrim's Pride Corp. 4.250%, due 04/15/31[3]	225,000	239,236
Post Holdings, Inc. 4.500%, due 09/15/31[3]	155,000	156,860
4.625%, due 04/15/30[3]	115,000	117,156
5.500%, due 12/15/29[3]	295,000	315,650
5.625%, due 01/15/28[3]	95,000	99,988
5.750%, due 03/01/27[3]	20,000	20,817
Sysco Corp. 6.600%, due 04/01/50	294,000	469,173
US Foods, Inc. 6.250%, due 04/15/25[3]	315,000	331,919
		5,046,329
Food Service—0.1%
Aramark Services, Inc. 5.000%, due 04/01/25[3]	205,000	210,381
5.000%, due 02/01/28[3]	605,000	628,523
6.375%, due 05/01/25[3]	100,000	105,515
		944,419
	Face amount[1]	Value
Corporate bonds—(continued)
Forest Products & Paper—0.0%†
Suzano Austria GmbH 5.000%, due 01/15/30	45,000	$50,963
Gas—0.5%
National Fuel Gas Co. 2.950%, due 03/01/31	1,900,000	1,955,315
NiSource, Inc. 3.600%, due 05/01/30	1,200,000	1,343,116
		3,298,431
Healthcare-products—0.0%†
Avantor Funding, Inc. 4.625%, due 07/15/28[3]	75,000	78,938
Healthcare-services—0.3%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[3]	160,000	167,600
Centene Corp. 5.375%, due 08/15/26[3]	35,000	36,446
DaVita, Inc. 4.625%, due 06/01/30[3]	335,000	346,306
Encompass Health Corp. 4.625%, due 04/01/31	145,000	157,709
HCA, Inc. 4.125%, due 06/15/29	549,000	626,616
5.625%, due 09/01/28	30,000	36,075
5.875%, due 02/01/29	30,000	36,675
IQVIA, Inc. 5.000%, due 05/15/27[3]	190,000	198,075
Tenet Healthcare Corp. 4.625%, due 09/01/24[3]	15,000	15,338
4.625%, due 06/15/28[3]	420,000	434,647
5.125%, due 11/01/27[3]	45,000	47,138
U.S. Acute Care Solutions LLC 6.375%, due 03/01/26[3]	65,000	67,600
		2,170,225
Holding companies-divers—0.5%
CVS Pass-Through Trust 4.704%, due 01/10/36[3]	2,753,972	3,157,337
Home builders—0.6%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	1,446,686
MDC Holdings, Inc. 6.000%, due 01/15/43	160,000	211,688
NVR, Inc. 3.950%, due 09/15/22	1,800,000	1,856,814
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[3]	205,000	210,125
4.750%, due 04/01/29[3]	40,000	41,004
Taylor Morrison Communities, Inc. 5.750%, due 01/15/28[3]	35,000	39,419
5.875%, due 06/15/27[3]	35,000	39,498

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Home builders—(concluded)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[3]	35,000	$37,844
Toll Brothers Finance Corp. 4.350%, due 02/15/28	65,000	71,987
		3,955,065
Household products/wares—0.0%†
Spectrum Brands, Inc. 5.000%, due 10/01/29[3]	15,000	15,881
5.500%, due 07/15/30[3]	55,000	59,538
5.750%, due 07/15/25	6,000	6,162
		81,581
Housewares—0.0%†
Newell Brands, Inc. 6.000%, due 04/01/46	95,000	123,310
Insurance—0.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, due 10/15/27[3]	245,000	243,508
AmWINS Group, Inc. 4.875%, due 06/30/29[3]	50,000	51,000
Equitable Holdings, Inc. 4.350%, due 04/20/28	1,700,000	1,965,013
Fidelity National Financial, Inc. 3.400%, due 06/15/30	1,500,000	1,639,787
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	1,400,000	1,494,004
		5,393,312
Internet—0.4%
Cars.com, Inc. 6.375%, due 11/01/28[3]	40,000	42,609
Expedia Group, Inc. 3.800%, due 02/15/28	1,400,000	1,534,562
6.250%, due 05/01/25[3]	396,000	461,857
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[3]	140,000	146,850
Match Group Holdings II LLC 4.625%, due 06/01/28[3]	145,000	152,069
5.625%, due 02/15/29[3]	135,000	147,656
Netflix, Inc. 5.375%, due 11/15/29[3]	55,000	67,856
5.875%, due 11/15/28	20,000	24,850
6.375%, due 05/15/29	20,000	25,710
		2,604,019
Iron & steel—0.1%
ArcelorMittal SA 7.000%, due 03/01/41[4]	95,000	136,332
7.250%, due 10/15/39[4]	95,000	138,779
Carpenter Technology Corp. 6.375%, due 07/15/28	160,000	175,934
CSN Inova Ventures 6.750%, due 01/28/28[3]	185,000	204,182
	Face amount[1]	Value
Corporate bonds—(continued)
Iron & steel—(concluded)
Metinvest BV 7.650%, due 10/01/27[3]	30,000	$33,038
7.750%, due 10/17/29[3]	100,000	110,000
		798,265
Leisure Time—0.3%
Carnival Corp. 4.000%, due 08/01/28[3]	150,000	149,382
5.750%, due 03/01/27[3]	565,000	574,181
7.625%, due 03/01/26[3]	285,000	301,031
9.875%, due 08/01/27[3]	45,000	51,523
10.500%, due 02/01/26[3]	25,000	28,625
Life Time, Inc. 5.750%, due 01/15/26[3]	100,000	101,747
Royal Caribbean Cruises Ltd. 5.500%, due 04/01/28[3]	175,000	178,447
7.500%, due 10/15/27[5]	100,000	114,250
11.500%, due 06/01/25[3]	500,000	572,500
		2,071,686
Lodging—1.0%
Hilton Domestic Operating Co., Inc. 5.375%, due 05/01/25[3]	5,000	5,226
5.750%, due 05/01/28[3]	85,000	91,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, due 04/01/27	250,000	258,755
Las Vegas Sands Corp. 3.200%, due 08/08/24	1,400,000	1,461,863
Marriott International, Inc. 3.600%, due 04/15/24	1,500,000	1,600,211
Melco Resorts Finance Ltd. 5.625%, due 07/17/27[3]	110,000	114,083
Studio City Finance Ltd. 6.500%, due 01/15/28[3]	55,000	57,612
Wyndham Hotels & Resorts, Inc. 4.375%, due 08/15/28[3]	255,000	263,591
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[3,5]	140,000	146,951
5.500%, due 03/01/25[3]	2,369,000	2,505,217
Wynn Macau Ltd. 5.500%, due 01/15/26[3]	155,000	160,425
		6,665,309
Machinery-construction & mining—0.0%†
Terex Corp. 5.000%, due 05/15/29[3]	150,000	155,438
Machinery-diversified—0.1%
ATS Automation Tooling Systems, Inc. 4.125%, due 12/15/28[3]	35,000	35,613
SPX FLOW, Inc. 5.875%, due 08/15/26[3]	100,000	103,300
Stevens Holding Co., Inc. 6.125%, due 10/01/26[3]	220,000	235,950
		374,863

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Media—1.9%
AMC Networks, Inc. 4.250%, due 02/15/29		230,000	$230,000
CCO Holdings LLC/CCO Holdings Capital Corp. 4.500%, due 08/15/30[3]		100,000	105,000
4.750%, due 03/01/30[3]		335,000	355,084
5.000%, due 02/01/28[3]		210,000	220,185
5.500%, due 05/01/26[3]		75,000	77,529
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, due 06/01/41		1,400,000	1,429,198
4.800%, due 03/01/50		565,000	662,725
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[3]		19,000	19,507
CSC Holdings LLC 5.500%, due 04/15/27[3]		200,000	209,240
5.750%, due 01/15/30[3]		470,000	489,829
7.500%, due 04/01/28[3]		325,000	354,460
Cumulus Media New Holdings, Inc. 6.750%, due 07/01/26[3]		17,000	17,935
DISH DBS Corp. 5.125%, due 06/01/29[3]		145,000	143,738
5.875%, due 11/15/24		115,000	123,899
7.375%, due 07/01/28[5]		315,000	340,805
7.750%, due 07/01/26		30,000	34,238
Fox Corp. 5.576%, due 01/25/49		310,000	427,970
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[3]		35,000	36,447
Nexstar Media, Inc. 5.625%, due 07/15/27[3]		135,000	142,722
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[3]		110,000	113,851
Scripps Escrow II, Inc. 3.875%, due 01/15/29[3]		130,000	130,049
Sirius XM Radio, Inc. 4.125%, due 07/01/30[3]		295,000	304,346
4.625%, due 07/15/24[3]		105,000	107,494
5.000%, due 08/01/27[3]		80,000	83,600
5.500%, due 07/01/29[3]		350,000	383,303
TEGNA, Inc. 4.750%, due 03/15/26[3]		80,000	84,900
Telenet Finance Luxembourg Notes SARL 5.500%, due 03/01/28[3]		200,000	210,600
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,200,000	1,349,161
ViacomCBS, Inc. 4.950%, due 01/15/31		270,000	330,514
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	2,200,000	3,174,665
Walt Disney Co. 3.600%, due 01/13/51		1,500,000	1,728,992
			13,421,986
	Face amount[1]	Value
Corporate bonds—(continued)
Metal Fabricate/Hardware—0.0%†
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[3]	35,000	$36,530
Mining—0.2%
Constellium SE 5.625%, due 06/15/28[3]	50,000	53,313
Freeport-McMoRan, Inc. 5.400%, due 11/14/34	70,000	88,987
5.450%, due 03/15/43	305,000	392,059
Hudbay Minerals, Inc. 4.500%, due 04/01/26[3]	85,000	86,488
6.125%, due 04/01/29[3]	115,000	123,912
Joseph T Ryerson & Son, Inc. 8.500%, due 08/01/28[3]	54,000	59,670
Minera Mexico SA de CV 4.500%, due 01/26/50[3]	60,000	67,238
Novelis Corp. 3.250%, due 11/15/26[3,6]	90,000	91,350
3.875%, due 08/15/31[3,6]	105,000	106,181
4.750%, due 01/30/30[3]	90,000	95,833
5.875%, due 09/30/26[3]	80,000	83,014
Volcan Cia Minera SAA 4.375%, due 02/11/26[3]	45,000	43,434
		1,291,479
Miscellaneous manufacturers—0.0%†
Amsted Industries, Inc. 4.625%, due 05/15/30[3]	45,000	46,350
Oil & gas—1.8%
Antero Resources Corp. 5.375%, due 03/01/30[3]	110,000	111,925
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[3]	85,000	87,763
BG Energy Capital PLC 4.000%, due 10/15/21[3]	1,400,000	1,409,802
BP Capital Markets America, Inc. 3.633%, due 04/06/30	225,000	254,939
BP Capital Markets PLC (fixed, converts to FRN on 06/22/30), 4.875%, due 03/22/30[8]	540,000	596,187
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]	35,000	35,875
Ecopetrol SA 5.875%, due 05/28/45	65,000	68,847
7.375%, due 09/18/43	65,000	79,271
EQT Corp. 3.900%, due 10/01/27	210,000	227,587
5.000%, due 01/15/29	145,000	163,951
Equinor ASA 3.125%, due 04/06/30	1,700,000	1,881,544
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[3]	64,000	65,165
6.000%, due 02/01/31[3]	71,000	74,097
6.250%, due 11/01/28[3]	75,000	78,281

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, due 06/01/28[3]	40,000	$39,600
KazMunayGas National Co. JSC 5.750%, due 04/19/47[3]	110,000	136,862
Leviathan Bond Ltd. 6.125%, due 06/30/25[3,7]	65,000	70,720
Lukoil Securities BV 3.875%, due 05/06/30[3]	70,000	74,463
Matador Resources Co. 5.875%, due 09/15/26	200,000	203,294
Medco Bell Pte Ltd. 6.375%, due 01/30/27[3,5]	55,000	55,115
Occidental Petroleum Corp. 3.200%, due 08/15/26	1,730,000	1,717,025
3.500%, due 08/15/29	418,000	416,955
5.500%, due 12/01/25	90,000	99,000
6.600%, due 03/15/46	130,000	159,920
7.500%, due 05/01/31	70,000	88,900
7.875%, due 09/15/31	185,000	240,500
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[7]	125,184	122,369
7.720%, due 12/01/26[7,10]	1,367,577	333,333
PDC Energy, Inc. 5.750%, due 05/15/26	195,000	201,451
Petrobras Global Finance BV 5.600%, due 01/03/31	105,000	116,865
Petroleos Mexicanos 6.350%, due 02/12/48	85,000	72,652
7.690%, due 01/23/50	261,000	253,692
Range Resources Corp. 4.875%, due 05/15/25	160,000	165,918
8.250%, due 01/15/29[3]	85,000	94,112
9.250%, due 02/01/26	50,000	54,251
Rio Oil Finance Trust 9.250%, due 07/06/24[3]	779,640	863,841
Shell International Finance BV 2.750%, due 04/06/30	1,500,000	1,619,677
Vine Energy Holdings LLC 6.750%, due 04/15/29[3]	210,000	218,925
		12,554,674
Oil & gas services—0.0%†
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[3]	120,000	122,428
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 10/04/21[3,8,12]	174,037	2,617
TechnipFMC PLC 6.500%, due 02/01/26[3]	110,000	117,885
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	45,000	47,581
		290,511
	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—0.5%
Graphic Packaging International, Inc. 4.875%, due 11/15/22		40,000	$41,600
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[3]		145,000	150,800
Intertape Polymer Group, Inc. 4.375%, due 06/15/29[3]		645,000	659,219
Sealed Air Corp. 4.000%, due 12/01/27[3]		75,000	80,062
5.250%, due 04/01/23[3]		75,000	78,944
5.500%, due 09/15/25[3]		70,000	77,700
Silgan Holdings, Inc. 4.750%, due 03/15/25		70,000	70,963
Trivium Packaging Finance BV 5.500%, due 08/15/26[3]		200,000	209,000
WRKCo, Inc. 4.650%, due 03/15/26		1,200,000	1,375,198
4.900%, due 03/15/29		500,000	605,158
			3,348,644
Pharmaceuticals—1.2%
AbbVie, Inc. 4.250%, due 11/14/28		1,200,000	1,405,119
4.700%, due 05/14/45		120,000	152,072
Bausch Health Cos., Inc. 5.000%, due 01/30/28[3]		145,000	138,294
6.125%, due 04/15/25[3]		281,000	286,796
Bayer US Finance II LLC
3 mo. USD LIBOR + 1.010%, 1.129%, due 12/15/23[2,3]		1,900,000	1,924,932
Cigna Corp.
3 mo. USD LIBOR + 0.890%, 1.016%, due 07/15/23[2]		800,000	810,275
4.375%, due 10/15/28		1,400,000	1,647,083
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.875%, due 10/15/24[3,5]		140,000	138,600
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.125%, due 04/30/31[3]		200,000	206,000
Teva Pharmaceutical Finance Netherlands II BV 3.250%, due 04/15/22	EUR	1,200,000	1,437,592
Teva Pharmaceutical Finance Netherlands III BV 3.150%, due 10/01/26		90,000	86,364
Viatris, Inc. 4.000%, due 06/22/50[3]		325,000	351,832
Vizient, Inc. 6.250%, due 05/15/27[3]		55,000	57,544
			8,642,503
Pipelines—2.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[3]		445,000	456,988
5.750%, due 03/01/27[3]		100,000	103,000
5.750%, due 01/15/28[3]		93,000	97,185
7.875%, due 05/15/26[3]		85,000	94,121

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[3]	55,000	$59,212
Buckeye Partners LP 4.500%, due 03/01/28[3]	215,000	218,225
5.600%, due 10/15/44	110,000	108,557
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24	1,600,000	1,828,094
Cheniere Energy Partners LP 4.500%, due 10/01/29	155,000	167,206
5.625%, due 10/01/26	115,000	118,750
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[3]	570,000	591,375
DCP Midstream Operating LP 5.125%, due 05/15/29	105,000	116,980
5.375%, due 07/15/25	50,000	55,250
5.600%, due 04/01/44	5,000	5,732
5.625%, due 07/15/27	150,000	170,625
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[3]	30,000	27,750
6.750%, due 09/15/37[3]	30,000	36,975
DT Midstream, Inc. 4.125%, due 06/15/29[3]	490,000	502,544
Energy Transfer LP 5.250%, due 04/15/29	1,500,000	1,787,485
Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[8]	750,000	736,800
Series G, (fixed, converts to FRN on 05/15/30), 7.125%, due 05/15/30[8]	760,000	785,650
EnLink Midstream LLC 5.625%, due 01/15/28[3]	35,000	37,037
EQM Midstream Partners LP 4.125%, due 12/01/26	40,000	40,398
4.500%, due 01/15/29[3]	60,000	60,722
4.750%, due 01/15/31[3]	60,000	61,050
5.500%, due 07/15/28	160,000	173,200
6.000%, due 07/01/25[3]	40,000	43,563
6.500%, due 07/01/27[3]	130,000	145,925
Galaxy Pipeline Assets Bidco Ltd. 2.940%, due 09/30/40[3]	120,000	120,863
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26	35,000	34,475
6.500%, due 10/01/25	40,000	39,700
8.000%, due 01/15/27	40,000	41,242
Global Partners LP/GLP Finance Corp. 6.875%, due 01/15/29	40,000	42,100
7.000%, due 08/01/27	40,000	41,807
Harvest Midstream I LP 7.500%, due 09/01/28[3]	140,000	149,699
Kinder Morgan, Inc. 7.750%, due 01/15/32	1,400,000	2,053,052
MPLX LP 4.700%, due 04/15/48	378,000	443,725
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
New Fortress Energy, Inc. 6.500%, due 09/30/26[3]		375,000	$378,832
6.750%, due 09/15/25[3]		165,000	168,303
NuStar Logistics LP 5.625%, due 04/28/27		30,000	32,391
5.750%, due 10/01/25		60,000	65,400
6.000%, due 06/01/26		35,000	37,800
Plains All American Pipeline LP/PAA Finance Corp. 3.550%, due 12/15/29		420,000	450,576
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[3]		53,000	53,671
6.000%, due 03/01/27[3]		55,000	56,788
6.000%, due 12/31/30[3]		75,000	78,750
7.500%, due 10/01/25[3]		235,000	254,975
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875%, due 02/01/31[3]		65,000	70,281
5.000%, due 01/15/28		10,000	10,515
5.375%, due 02/01/27		10,000	10,363
5.875%, due 04/15/26		70,000	73,238
6.500%, due 07/15/27		10,000	10,863
6.875%, due 01/15/29		10,000	11,231
Venture Global Calcasieu Pass LLC 3.875%, due 08/15/29[3,6]		110,000	112,338
4.125%, due 08/15/31[3,6]		110,000	113,900
Western Midstream Operating LP 4.350%, due 02/01/25[4]		65,000	68,088
5.300%, due 02/01/30[4]		135,000	151,542
6.500%, due 02/01/50[4]		100,000	117,625
			13,924,532
Private Equity—0.2%
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]		1,500,000	1,637,434
Real estate—0.5%
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[3]		300,000	304,717
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[3]		35,000	36,400
7.625%, due 06/15/25[3]		390,000	420,225
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[7]	GBP	683,625	1,291,868
Vesteda Finance BV 2.500%, due 10/27/22[7]	EUR	1,000,000	1,217,792
			3,271,002
Real estate investment trusts—0.6%
EPR Properties 3.750%, due 08/15/29		210,000	213,219
4.500%, due 06/01/27		266,000	283,290
4.950%, due 04/15/28		50,000	54,094
Iron Mountain, Inc. 4.875%, due 09/15/27[3]		175,000	181,344
4.875%, due 09/15/29[3]		100,000	104,750

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
5.000%, due 07/15/28[3]	85,000	$88,294
5.250%, due 03/15/28[3]	415,000	433,675
5.250%, due 07/15/30[3]	55,000	58,609
5.625%, due 07/15/32[3]	395,000	427,275
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 01/15/28	10,000	10,600
MPT Operating Partnership LP/MPT Finance Corp. 5.250%, due 08/01/26	40,000	41,004
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[3]	165,000	168,713
5.875%, due 10/01/28[3]	130,000	138,775
7.500%, due 06/01/25[3]	140,000	151,813
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27	345,000	356,852
RLJ Lodging Trust LP 3.750%, due 07/01/26[3]	105,000	106,313
Starwood Property Trust, Inc. 3.625%, due 07/15/26[3]	100,000	101,625
4.750%, due 03/15/25	40,000	42,200
5.000%, due 12/15/21	75,000	75,188
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.875%, due 02/15/25[3]	—	0
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[3]	730,000	732,190
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[3]	215,000	223,660
XHR LP 4.875%, due 06/01/29[3]	135,000	137,962
		4,131,445
Retail—0.7%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[3]	145,000	144,614
5.750%, due 04/15/25[3]	30,000	31,612
7-Eleven, Inc. 0.950%, due 02/10/26[3]	1,578,000	1,562,457
GYP Holdings III Corp. 4.625%, due 05/01/29[3]	80,000	80,800
Ken Garff Automotive LLC 4.875%, due 09/15/28[3]	95,000	97,494
L Brands, Inc. 6.625%, due 10/01/30[3]	230,000	265,075
LCM Investments Holdings II LLC 4.875%, due 05/01/29[3]	120,000	122,800
Lithia Motors, Inc. 3.875%, due 06/01/29[3]	290,000	305,376
McDonald's Corp. 3.625%, due 09/01/49	130,000	147,688
Starbucks Corp. 2.550%, due 11/15/30[5]	1,700,000	1,791,497
	Face amount[1]	Value
Corporate bonds—(continued)
Retail—(concluded)
Yum! Brands, Inc. 4.750%, due 01/15/30[3]	50,000	$54,750
		4,604,163
Semiconductors—1.8%
Broadcom, Inc. 3.459%, due 09/15/26	2,986,000	3,261,160
3.500%, due 02/15/41[3]	285,000	295,812
4.110%, due 09/15/28	1,894,000	2,137,425
4.150%, due 11/15/30	360,000	408,055
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,619,548
NXP BV/NXP Funding LLC 4.875%, due 03/01/24[3]	1,500,000	1,648,999
ON Semiconductor Corp. 3.875%, due 09/01/28[3]	310,000	322,927
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,706,695
Synaptics, Inc. 4.000%, due 06/15/29[3]	40,000	40,554
		12,441,175
Software—0.8%
BY Crown Parent LLC/BY Bond Finance, Inc. 4.250%, due 01/31/26[3]	56,000	58,800
CDK Global, Inc. 4.875%, due 06/01/27	80,000	84,263
Citrix Systems, Inc. 3.300%, due 03/01/30	1,100,000	1,171,103
Clarivate Science Holdings Corp. 3.875%, due 06/30/28[3]	110,000	110,908
Electronic Arts, Inc. 1.850%, due 02/15/31	1,700,000	1,687,911
Fair Isaac Corp. 4.000%, due 06/15/28[3]	105,000	109,694
J2 Global, Inc. 4.625%, due 10/15/30[3]	285,000	302,812
Open Text Corp. 5.875%, due 06/01/26[3]	190,000	196,194
Oracle Corp. 3.850%, due 04/01/60	1,400,000	1,499,217
PTC, Inc. 4.000%, due 02/15/28[3]	125,000	129,219
Rackspace Technology Global, Inc. 3.500%, due 02/15/28[3]	155,000	149,187
SS&C Technologies, Inc. 5.500%, due 09/30/27[3]	245,000	259,296
		5,758,604
Supranationals—0.0%†
Banque Ouest Africaine de Developpement 4.700%, due 10/22/31[3]	40,000	43,400
Telecommunications—2.4%
Altice France SA 5.125%, due 07/15/29[3]	670,000	674,965

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
5.500%, due 01/15/28[3]		200,000	$205,000
5.875%, due 02/01/27[3]	EUR	1,100,000	1,378,274
7.375%, due 05/01/26[3]		464,000	482,560
8.125%, due 02/01/27[3]		215,000	232,793
AT&T, Inc. 3.650%, due 06/01/51		425,000	450,423
4.500%, due 03/09/48		441,000	527,863
British Telecommunications PLC 4.500%, due 12/04/23		1,500,000	1,629,020
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		165,000	174,915
CommScope, Inc. 6.000%, due 03/01/26[3]		195,000	203,288
Consolidated Communications, Inc. 5.000%, due 10/01/28[3]		10,000	10,053
6.500%, due 10/01/28[3]		10,000	10,797
Frontier Communications Holdings LLC 5.875%, due 10/15/27[3]		265,000	283,192
Level 3 Financing, Inc. 3.750%, due 07/15/29[3]		75,000	73,500
3.875%, due 11/15/29[3]		1,200,000	1,294,200
4.625%, due 09/15/27[3]		270,000	280,395
Lumen Technologies, Inc. 4.500%, due 01/15/29[3]		105,000	103,089
5.375%, due 06/15/29[3]		155,000	158,875
Motorola Solutions, Inc. 2.300%, due 11/15/30		1,400,000	1,399,728
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3,5]		155,000	170,504
QualityTech LP/QTS Finance Corp. 3.875%, due 10/01/28[3]		305,000	326,707
Sprint Capital Corp. 6.875%, due 11/15/28		85,000	109,659
8.750%, due 03/15/32		175,000	269,741
Sprint Communications, Inc. 6.000%, due 11/15/22		1,200,000	1,270,236
Sprint Corp. 7.625%, due 03/01/26		80,000	97,719
7.875%, due 09/15/23		125,000	141,425
Switch Ltd. 3.750%, due 09/15/28[3]		90,000	92,068
T-Mobile USA, Inc. 2.550%, due 02/15/31		1,300,000	1,330,745
2.625%, due 02/15/29		90,000	90,018
2.875%, due 02/15/31		295,000	296,643
4.500%, due 04/15/50		485,000	593,305
5.375%, due 04/15/27		45,000	47,644
Verizon Communications, Inc. 2.550%, due 03/21/31		1,600,000	1,663,531
4.522%, due 09/15/48		290,000	366,663
Vmed O2 UK Financing I PLC 4.750%, due 07/15/31[3]		435,000	444,226
			16,883,764
	Face amount[1]		Value
Corporate bonds—(concluded)
Transportation—0.3%
AP Moller—Maersk A/S 4.500%, due 06/20/29[3]		1,500,000	$1,754,105
MV24 Capital BV 6.748%, due 06/01/34[3]		116,721	126,540
Rumo Luxembourg Sarl 5.250%, due 01/10/28[3]		50,000	53,370
			1,934,015
Trucking & leasing—0.3%
SMBC Aviation Capital Finance DAC 4.125%, due 07/15/23[3]		1,600,000	1,697,824
Water—0.0%†
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[3,5]		115,000	120,458
Total corporate bonds (cost—$339,916,130)			355,472,359
Loan assignments—0.5%
Broadcast—0.5%
Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%, 1.839% , due 06/22/26[2] (cost—$3,502,184)		3,524,014	3,478,483
Mortgage-backed securities—9.7%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A1, 3.901%, due 08/10/35[3]		1,500,000	1,645,639
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 2.674%, due 09/25/35[13]		53,739	51,100
Alba PLC, Series 2007-1, Class A3, 3 mo. LIBOR GBP + 0.170%, 0.252%, due 03/17/39[2,7]	GBP	373,898	502,181
Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33		15,402	15,682
Series 2005-62, Class 2A1, 12 mo. MTA + 1.000%, 1.107%, due 12/25/35[2]		111,725	102,212
Series 2006-14CB, Class A1, 6.000%, due 06/25/36		1,421,459	1,095,771
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37		362,798	290,652
Ashford Hospitality Trust, Series 2018-KEYS, Class A, 1 mo. USD LIBOR + 1.000%, 1.093%, due 06/15/35[2,3]		1,500,000	1,500,964
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, due 12/10/30[3]		1,000,000	1,029,905
Banc of America Funding Trust, Series 2005-D, Class A1, 2.841%, due 05/25/35[13]		260,854	269,012

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 4.123%, due 07/20/32[13]	166	$170
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[3]	3,600,000	3,938,644
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 2.169%, due 10/25/33[13]	3,340	3,401
Series 2004-9, Class 2A1, 3.013%, due 09/25/34[13]	131,620	135,556
Series 2005-7, Class 22A1, 2.976%, due 09/25/35[13]	324,332	251,163
Series 2006-1, Class 21A2, 2.950%, due 02/25/36[13]	436,755	366,266
Bear Stearns ARM Trust, Series 2003-1, Class 6A1, 2.500%, due 04/25/33[13]	5,055	5,361
Series 2003-5, Class 2A1, 2.530%, due 08/25/33[13]	65,329	65,377
Series 2004-3, Class 1A2, 3.129%, due 07/25/34[13]	56,918	55,425
Series 2004-6, Class 2A1, 3.430%, due 09/25/34[13]	271,423	277,968
Series 2004-7, Class 1A1, 0.000%, due 10/25/34[13]	100,453	86,499
Chase Mortgage Finance Corp., Series 2005-S3, Class A10, 5.500%, due 11/25/35	1,030,370	975,485
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	530,753	316,120
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class XA, 1.334%, due 02/10/48[13]	3,128,127	122,142
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A, 1 year CMT + 2.400%, 2.470%, due 05/25/35[2]	44,075	44,646
Series 2005-4, Class A, 2.860%, due 08/25/35[13]	187,936	196,792
Series 2005-6, Class A2, 1 year CMT + 2.150%, 2.210%, due 09/25/35[2]	13,302	13,878
Series 2005-6, Class A3, 1 year CMT + 1.800%, 1.860%, due 09/25/35[2]	2,709	2,756
COMM Mortgage Trust, Series 2014-LC15, Class XA, 1.066%, due 04/10/47[13]	7,828,483	174,816
Series 2014-UBS3, Class XA, 1.068%, due 06/10/47[13]	2,767,133	69,453
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 4.755%, due 01/25/34[3,13]	475,320	470,930
Series 2004-12, Class 11A2, 2.931%, due 08/25/34[13]	49,125	49,920
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2004-12, Class 12A1, 2.695%, due 08/25/34[13]	3,109	$3,140
Series 2005-HYB9, Class 5A1, 12 mo. LIBOR US + 1.750%, 2.109%, due 02/20/36[2]	126,905	127,257
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD LIBOR + 0.520%, 0.609%, due 08/19/45[2]	133,348	129,280
Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD LIBOR + 1.080%, 1.174%, due 07/15/38[2,3]	1,400,000	1,406,121
FHLMC REMIC, Series 1278, Class K, 7.000%, due 05/15/22	46	46
Series 1367, Class KA, 6.500%, due 09/15/22	47	49
Series 1502, Class PX, 7.000%, due 04/15/23	23,689	24,625
Series 1503, Class PZ, 7.000%, due 05/15/23	6,898	7,205
Series 1534, Class Z, 5.000%, due 06/15/23	6,350	6,506
Series 1562, Class Z, 7.000%, due 07/15/23	13,740	14,387
Series 1694, Class Z, 6.500%, due 03/15/24	6,222	6,613
Series 2061, Class Z, 6.500%, due 06/15/28	30,339	34,248
Series 23, Class KZ, 6.500%, due 11/25/23	7,386	7,727
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.593%, due 01/15/32[2]	19,415	19,491
Series 2764, Class LZ, 4.500%, due 03/15/34	328,973	363,307
Series 2764, Class ZG, 5.500%, due 03/15/34	1,136,542	1,305,758
Series 2835, Class JZ, 5.000%, due 08/15/34	212,823	242,389
Series 2921, Class PG, 5.000%, due 01/15/35	1,093,869	1,250,765
Series 2983, Class TZ, 6.000%, due 05/15/35	791,245	921,367
Series 3149, Class CZ, 6.000%, due 05/15/36	871,923	1,027,876
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, 1 mo. USD LIBOR + 3.450%, 3.539%, due 10/25/29 [2]	1,190,000	1,232,753
Series 2017-DNA3, Class M2, 1 mo. USD LIBOR + 2.500%, 2.589%, due 03/25/30[2]	320,000	326,875
Series 2018-HQA1, Class M2, 1 mo. USD LIBOR + 2.300%, 2.389%, due 09/25/30[2]	673,551	679,491

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2020-RR04, Class X, 2.126%, due 02/27/29[13]	3,460,000	$473,605
FHLMC Structured Pass-Through Certificates, Series T-54, Class 2A, 6.500%, due 02/25/43	378,710	455,262
Series T-58, Class 2A, 6.500%, due 09/25/43	214,890	249,431
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 2.754%, due 08/25/35[13]	10,478	8,213
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2, 1 mo. USD LIBOR + 3.650%, 3.739%, due 09/25/29 [2]	1,107,866	1,144,005
Series 2017-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, 3.089%, due 10/25/29 [2]	604,182	620,608
Series 2017-C04, Class 2M2, 1 mo. USD LIBOR + 2.850%, 2.939%, due 11/25/29 [2]	1,099,937	1,127,323
Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.200%, 2.289%, due 01/25/30 [2]	366,910	374,376
Series 2017-C06, Class 1M2, 1 mo. USD LIBOR + 2.650%, 2.739%, due 02/25/30 [2]	233,055	237,350
Series 2017-C06, Class 2M2, 1 mo. USD LIBOR + 2.800%, 2.889%, due 02/25/30 [2]	249,732	254,953
FNMA REMIC, Series 1992-129, Class L, 6.000%, due 07/25/22	115	116
Series 1993-160, Class ZB, 6.500%, due 09/25/23	2,232	2,323
Series 1993-163, Class ZA, 7.000%, due 09/25/23	565	591
Series 1993-37, Class PX, 7.000%, due 03/25/23	1,145	1,181
Series 1993-60, Class Z, 7.000%, due 05/25/23	6,537	6,808
Series 1993-70, Class Z, 6.900%, due 05/25/23	1,079	1,123
Series 1993-96, Class PZ, 7.000%, due 06/25/23	4,739	4,896
Series 1998-66, Class FG, 1 mo. USD LIBOR + 0.300%, 0.389%, due 12/25/28 [2]	815	814
Series 1999-W4, Class A9, 6.250%, due 02/25/29	105,367	118,703
Series 2000-34, Class F, 1 mo. USD LIBOR + 0.450%, 0.539%, due 10/25/30 [2]	1,647	1,655
Series 2002-80, Class A1, 6.500%, due 11/25/42	452,814	518,173
Series 2003-64, Class AH, 6.000%, due 07/25/33	968,676	1,133,716
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2003-W8, Class 2A, 7.000%, due 10/25/42	18,057	$20,986
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	268,529	311,057
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	314,052	365,916
Series 2005-120, Class ZU, 5.500%, due 01/25/36	1,007,706	1,171,416
Series 2005-24, Class ZE, 5.000%, due 04/25/35	380,371	431,669
Series 2006-65, Class GD, 6.000%, due 07/25/26	280,346	307,763
Series G92-40, Class ZC, 7.000%, due 07/25/22	225	228
GNMA REMIC, Series 2003-98, Class Z, 6.000%, due 11/20/33	2,644,192	2,968,858
Series 2005-26, Class ZA, 5.500%, due 01/20/35	5,514,010	6,096,802
Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 0.689%, due 08/20/65 [2]	1,145,468	1,153,673
Series 2016-H11, Class F, 1 mo. USD LIBOR + 0.800%, 0.889%, due 05/20/66 [2]	806,206	817,363
Series 2016-H15, Class FA, 1 mo. USD LIBOR + 0.800%, 0.889%, due 07/20/66 [2]	1,486,410	1,505,842
Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 0.450%, due 05/20/47 [2]	390,260	391,291
Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 0.400%, due 10/20/43 [2]	1,105,334	1,102,304
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.903%, due 09/25/35[13]	143,202	146,005
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 1 mo. USD LIBOR + 0.700%, 0.789%, due 01/19/35 [2]	24,980	22,931
Series 2005-4, Class 3A1, 2.680%, due 07/19/35[13]	146,262	123,945
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000%, 1.093%, due 06/15/32 [2,3]	487,437	487,736
Series 2018-PHH, Class A, 1 mo. USD LIBOR + 1.060%, 2.560%, due 06/15/35 [2,3]	1,550,537	1,546,609
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 2.906%, due 11/25/35[13]	416,662	384,962
Series 2006-A4, Class 2A2, 2.278%, due 06/25/36[13]	179,796	148,555

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Mortgage-backed securities—(continued)
Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, due 10/25/59[3,4]		1,298,318	$1,306,135
Ludgate Funding PLC, Series 2007-1, Class A2A, 3 mo. LIBOR GBP + 0.160%, 0.236%, due 01/01/61 [2,7]	GBP	1,378,423	1,850,116
Series 2008-W1X, Class A1, 3 mo. LIBOR GBP + 0.600%, 0.676%, due 01/01/61 [2,7]	GBP	577,781	794,793
Mansard Mortgages, Series 2007-1X, Class A2, 3 mo. LIBOR GBP + 0.180%, 0.258%, due 04/15/47[2,7]	GBP	849,824	1,144,105
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]		518,144	525,318
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1, 1 mo. USD LIBOR + 0.340%, 0.429%, due 01/25/36[2,3]		553,242	539,692
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34		215,041	215,026
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1 mo. USD LIBOR + 0.400%, 0.484%, due 07/20/36[2]		80,400	78,164
Structured ARM Loan Trust, Series 2004-8, Class 3A, 2.615%, due 07/25/34[13]		210,012	225,352
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 0.509%, due 04/25/36[2]		604,693	573,978
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1, 1 mo. USD LIBOR + 0.660%, 0.749%, due 09/19/32[2]		42,175	42,046
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 2.091%, due 09/25/37[13]		363,708	367,261
Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 3 mo. SONIA + 0.900%, 0.950%, due 07/20/45[2,3]	GBP	4,328,480	6,033,907
Uropa Securities PLC, Series 2007-1, Class A3A, 3 mo. LIBOR GBP + 0.200%, 0.277%, due 10/10/40[2,7]	GBP	2,315,472	3,109,661
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A, 12 mo. MTA + 1.400%, 1.507%, due 06/25/42 [2]		7,510	7,438
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + 0.580%, 0.669%, due 10/25/45 [2]		311,842	311,636
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
Series 2006-AR2, Class 2A1, 3.214%, due 03/25/36[13]	403,687	$405,133
Series 2006-AR9, Class 1A, 12 mo. MTA + 1.000%, 1.107%, due 08/25/46 [2]	347,836	347,377
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, 0.796%, due 09/15/57[13]	6,017,061	120,340
Series 2014-LC14, Class XA, 1.256%, due 03/15/47[13]	2,829,831	73,220
Total mortgage-backed securities (cost—$64,020,704)		67,574,996
Municipal bonds—0.2%
Illinois—0.2%
Sales Tax Securitization Corp., Series B, 3.057%, due 01/01/34 (cost—$1,400,000)	1,400,000	1,512,846
Non-U.S. government agency obligations—2.5%
Bahrain Government International Bond 5.450%, due 09/16/32[3]	35,000	34,253
Colombia Government International Bond 3.000%, due 01/30/30	50,000	48,931
Costa Rica Government International Bond 7.000%, due 04/04/44[3]	45,000	47,250
Dominican Republic International Bond 5.875%, due 01/30/60[3]	20,000	20,150
6.850%, due 01/27/45[3]	200,000	227,252
Egypt Government International Bond 7.500%, due 02/16/61[3]	195,000	181,350
8.500%, due 01/31/47[3]	180,000	185,885
El Salvador Government International Bond 9.500%, due 07/15/52[3]	25,000	23,508
Finance Department Government of Sharjah 4.000%, due 07/28/50[3]	55,000	49,907
Ghana Government International Bond 7.750%, due 04/07/29[3]	75,000	75,586
10.750%, due 10/14/30[3]	160,000	199,200
Indonesia Government International Bond 5.250%, due 01/17/42[3]	55,000	68,857
Israel Government International Bond 3.875%, due 07/03/50	1,700,000	2,009,506
4.125%, due 01/17/48	1,600,000	1,966,800
Ivory Coast Government International Bond 5.750%, due 12/31/32[3,4]	102,292	103,319
Japan Bank for International Cooperation 2.875%, due 07/21/27	2,200,000	2,425,346
Japan International Cooperation Agency 2.750%, due 04/27/27	1,300,000	1,423,069
Mongolia Government International Bond 5.125%, due 04/07/26[3]	110,000	115,887
Nigeria Government International Bond 7.875%, due 02/16/32[3,5]	120,000	128,400
Oman Government International Bond 6.750%, due 01/17/48[3]	75,000	75,750
7.000%, due 01/25/51[3]	145,000	149,712

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Peruvian Government International Bond 5.940%, due 02/12/29[3]	PEN	5,100,000	$1,306,156
5.940%, due 02/12/29[7]	PEN	1,400,000	358,553
6.350%, due 08/12/28[7]	PEN	2,000,000	528,785
8.200%, due 08/12/26[7]	PEN	2,000,000	587,534
Qatar Government International Bond 4.500%, due 04/23/28[7]		1,700,000	2,014,500
5.103%, due 04/23/48[7]		1,600,000	2,139,300
Republic of Armenia International Bond 3.600%, due 02/02/31[3]		40,000	37,976
Republic of Kenya Government International Bond 6.875%, due 06/24/24[3]		100,000	109,862
Republic of South Africa Government International Bond
5.650%, due 09/27/47		185,000	187,527
Romanian Government International Bond 5.125%, due 06/15/48[3]		50,000	61,875
Senegal Government International Bond 6.250%, due 05/23/33[3]		40,000	42,396
Turkey Government International Bond 5.875%, due 06/26/31		85,000	83,008
5.950%, due 01/15/31		30,000	29,559
Ukraine Government International Bond 7.253%, due 03/15/33[3]		310,000	319,164
Total non-U.S. government agency obligations (cost—$16,015,387)			17,366,113
U.S. government agency obligations—2.5%
FHLMC 7.645%, due 05/01/25		520,586	582,476
FHLMC ARM 12 mo. LIBOR US + 1.815%, 2.169%, due 03/01/36[2]		7,970	8,213
FNMA 3.500%, due 03/01/35		609,761	653,747
4.500%, due 04/01/29		80,812	88,093
5.150%, due 11/01/34[13]		2,600,185	2,599,150
FNMA ARM 12 mo. MTA + 1.400%, 1.508%, due 08/01/40[2]		3,472	3,463
6 mo. LIBOR US + 1.538%, 1.788%, due 01/01/36[2]		2,962	3,024
12 mo. LIBOR US + 1.420%, 1.795%, due 03/01/36 [2]		9,075	9,221
12 mo. LIBOR US + 1.615%, 1.990%, due 12/01/35[2]		19,356	19,817
12 mo. LIBOR US + 1.815%, 2.190%, due 03/01/36[2]		17,473	18,020
12 mo. LIBOR US + 1.878%, 2.253%, due 03/01/36[2]		25,102	25,957
12 mo. LIBOR US + 2.015%, 2.265%, due 06/01/36[2]		7,315	7,589
12 mo. LIBOR US + 1.780%, 2.280%, due 11/01/35[2]		3,750	3,867
12 mo. LIBOR US + 1.912%, 2.287%, due 02/01/36[2]		16,516	17,098
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
1 year CMT + 2.225%, 2.347%, due 04/01/27[2]	5,927	$6,028
1 year CMT + 2.251%, 2.376%, due 05/01/27[2]	3,512	3,556
12 mo. LIBOR US + 1.942%, 2.442%, due 09/01/35 [2]	614	636
1 year CMT + 2.103%, 2.684%, due 05/01/30[2]	22,302	22,723
FNMA ARM COFI 3.250%, due 11/01/26[9,14]	8,937	8,310
GNMA II 5.000%, due 07/20/49	4,074,441	4,453,552
5.000%, due 12/20/49	106,477	114,220
GNMA II ARM 1 year CMT + 1.500%, 1.875%, due 05/20/26[2]	4,025	4,096
1 year CMT + 1.500%, 2.000%, due 01/20/26[2]	1,945	1,972
1 year CMT + 1.500%, 2.125%, due 11/20/23[2]	556	562
1 year CMT + 1.500%, 2.250%, due 07/20/25[2]	1,173	1,190
UMBS TBA 2.000%	4,045,000	4,118,440
2.500%	3,990,000	4,155,745
3.000%	660,000	691,779
Total U.S. government agency obligations (cost—$17,429,626)		17,622,544
U.S. Treasury obligations—22.7%
U.S. Treasury Bonds 1.375%, due 11/15/40	8,700,000	8,081,484
1.375%, due 08/15/50	7,500,000	6,587,402
1.625%, due 11/15/50	2,500,000	2,337,109
1.875%, due 02/15/51	3,015,000	2,993,801
2.000%, due 02/15/50	645,000	658,051
2.500%, due 02/15/45	53,400,000	59,745,421
2.750%, due 08/15/42	1,860,000	2,161,378
2.875%, due 08/15/45	2,600,000	3,105,984
3.000%, due 11/15/44	2,600,000	3,157,984
3.000%, due 05/15/45	200,000	243,617
3.000%, due 02/15/48	500,000	616,836
U.S. Treasury Inflation Index Bonds (TIPS) 1.000%, due 02/15/46	45,433	61,432
1.000%, due 02/15/48	884,002	1,222,616
U.S. Treasury Notes 0.875%, due 06/30/26	1,990,000	2,008,034
1.250%, due 03/31/28	1,975,000	2,011,800
1.625%, due 05/15/31	1,485,000	1,539,527
1.750%, due 06/30/24	5,400,000	5,621,063
1.875%, due 08/31/22	9,600,000	9,784,500
2.000%, due 10/31/22[15]	1,000,000	1,023,516
2.125%, due 09/30/21	20,100,000	20,167,151
2.125%, due 09/30/24	10,900,000	11,496,945

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
2.250%, due 08/15/27	5,000,000	$5,410,352
2.625%, due 02/15/29	6,700,000	7,461,340
Total U.S. Treasury obligations (cost—$148,296,254)		157,497,343
	Number of shares
Exchange traded funds—0.7%
Invesco Senior Loan ETF[5] (cost—$5,003,936)	217,988	4,802,276
Short-term investments—1.4%
Investment companies—1.4%
State Street Institutional U.S. Government Money Market Fund, 0.030%[16] (cost—$9,767,173)	9,767,173	9,767,173
	Face amount[1]
Short-term U.S. Treasury obligations—4.2%
U.S. Treasury Bills 0.009%, due 08/17/21[17]	2,700,000	2,699,961
0.010%, due 12/02/21[17]	1,650,000	1,649,720
	Face amount[1]	Value
Short-term U.S. Treasury obligations—(concluded)
0.010%, due 08/31/21[17]	2,200,000	$2,199,916
0.011%, due 08/26/21[17]	3,200,000	3,199,920
0.022%, due 09/21/21[15,17]	2,100,000	2,099,854
0.039%, due 10/14/21[17]	6,600,000	6,599,328
0.043%, due 09/30/21[17]	4,000,000	3,999,688
0.047%, due 09/07/21[17]	4,600,000	4,599,805
0.048%, due 09/23/21[17]	2,300,000	2,299,851
Total short-term U.S. Treasury obligations (cost—$29,348,652)		29,348,043
	Number of shares
Investment of cash collateral from securities loaned—1.5%
Money market funds—1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[16] (cost—$10,436,528)	10,436,528	10,436,528
Total investments (cost—$676,423,258)—101.9%		708,058,463
Liabilities in excess of other assets—(1.9)%		(13,018,267)
Net assets—100.0%		$695,040,196

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Options written

Notional amount	Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD 202,740,000	2,000,000	FNMA TBA, 2.000%, strike @ 101.37	GS	08/05/21	$6,641	$(13,447)	$(6,806)
Notional amount	Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD 102,230,000	1,000,000	FNMA TBA, 2.500%, strike @ 102.23	JPMCB	08/12/21	$3,203	$(78)	$3,125
Total options written					$9,844	$(13,525)	$(3,681)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
25	USD	U.S. Long Bond Futures	September 2021	$3,920,403	$4,117,969	$197,566
756	USD	U.S. Treasury Note 10 Year Futures	September 2021	99,816,252	101,646,562	1,830,310
334	USD	U.S. Treasury Note 5 Year Futures	September 2021	41,374,691	41,564,733	190,042
Total				$145,111,346	$147,329,264	$2,217,918

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

Futures contracts—concluded

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
7	EUR	German Euro Bund Futures	September 2021	$(1,425,569)	$(1,466,192)	$(40,623)
189	GBP	United Kingdom Long Gilt Bond Futures	September 2021	(33,570,102)	(34,097,153)	(527,051)
U.S. Treasury futures sell contracts:
102	USD	U.S. Treasury Note 10 Year Futures	September 2021	$(13,492,826)	$(13,714,219)	$(221,393)
28	USD	U.S. Treasury Note 5 Year Futures	September 2021	(3,466,444)	(3,484,469)	(18,025)
112	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2021	(16,239,509)	(16,828,000)	(588,491)
Total				$(68,194,450)	$(69,590,033)	$(1,395,583)
Net unrealized appreciation (depreciation)						$822,335

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Boeing Co., bond, 2.600%, due 10/30/25	USD	1,500	06/20/23	Quarterly	1.000%	$(4,028)	$9,610	$5,582
British Telecommunications PLC, bond, 5.750%, due 12/07/28	EUR	1,000	06/20/28	Quarterly	1.000	4,911	(3,747)	1,164
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000	6,926	8,522	15,448
General Electric Co., bond, 2.700%, due 10/09/22	USD	1,300	06/20/26	Quarterly	1.000	(14,802)	18,382	3,580
General Electric Co., bond, 5.000% due 06/15/21	USD	1,000	06/20/24	Quarterly	1.000	6,725	17,644	24,369
Rolls-Royce PLC, bond, 2.125%, due 06/08/21	EUR	1,400	06/20/24	Quarterly	1.000	(1,948)	(37,167)	(39,115)
Valeo SE, bond, 3.250%, due 01/22/24	EUR	1,200	06/20/26	Quarterly	1.000	21,141	(19,423)	1,718
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(8,712)	19,079	10,367
Total						$10,213	$12,900	$23,113

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield 36 Index	USD	420	06/20/26	Quarterly	5.000%	$(39,237)	$43,733	$4,496
CDX North America Investment Grade Index 35 Index	USD	100	12/20/25	Quarterly	1.000	(1,697)	2,506	809
CDX North America Investment Grade Index 36 Index	USD	10,100	06/20/26	Quarterly	1.000	(224,532)	254,846	30,314
iTraxx Europe Crossover Series 35 Index	EUR	1,475	06/20/26	Quarterly	5.000	(190,381)	220,447	30,066
iTraxx Europe Crossover Series 35 Index	EUR	5,500	06/20/26	Quarterly	5.000	(760,819)	822,705	61,886

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

Centrally cleared credit default swap agreements on credit indices—sell protection (concluded)

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Main Series 34 Index	EUR	7,000	12/20/25	Quarterly	1.000%	$(155,604)	$232,994	$77,390
iTraxx Europe Main Series 35 Index	EUR	7,000	06/20/26	Quarterly	1.000	(201,335)	227,351	26,016
Total						$(1,573,605)	$1,804,582	$230,977

Centrally cleared interest rate swap agreements

Notional amount (000)	Maturity date	Payment frequency	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Value	Unrealized appreciation (depreciation)
JPY 2,440,000	03/18/26	Semi-Annual	0.300%	6 Month JPY LIBOR	$(367,964)	$(310,286)
JPY 230,000	03/20/29	Semi-Annual	0.450	6 Month JPY LIBOR	(75,983)	(63,993)
JPY 580,000	09/20/27	Semi-Annual	0.300	6 Month JPY LIBOR	(110,029)	(92,252)
JPY 273,000	03/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(234,216)	(249,507)
JPY 60,000	10/22/38	Semi-Annual	0.800	6 Month JPY LIBOR	(56,265)	(55,951)
JPY 200,000	10/31/38	Semi-Annual	0.705	6 Month JPY LIBOR	(156,800)	(167,754)
JPY 60,000	03/21/48	Semi-Annual	6 Month JPY LIBOR	1.000%	87,830	(43,103)
JPY 1,300,000	06/18/28	Semi-Annual	6 Month JPY LIBOR	0.380	327,848	287,247
Total					$(585,579)	$(695,599)

OTC credit default swap agreements on Non-U.S. government agency obligations issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	06/20/24	Quarterly	1.000%	$36,790	$(14,777)	$22,013

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	USD	78	09/22/21	Quarterly	EQUITY TRS Index	3 Month USD LIBOR	$—	$14,048	$14,048

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	PEN	989,724	USD	268,000	08/04/21	$24,335
BOA	AUD	1,829,000	USD	1,416,549	08/17/21	74,245
CITI	BRL	17,600,912	USD	3,384,791	08/03/21	5,362

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	CLP	332,130,000	USD	436,290	08/05/21	$(1,334)
CITI	COP	1,262,860,000	USD	329,118	08/05/21	3,505
CITI	EUR	8,913,000	USD	10,581,436	08/03/21	8,395
CITI	INR	16,415,000	USD	220,986	08/05/21	443
CITI	KRW	124,335,000	USD	108,849	08/05/21	760
CITI	MXN	10,504,725	USD	528,507	08/05/21	938
CITI	PEN	879,528	USD	240,000	08/18/21	23,451
CITI	PEN	3,140,028	USD	793,859	09/07/21	20,790
CITI	PEN	400,661	USD	108,000	09/20/21	9,348
CITI	PEN	1,261,082	USD	326,959	10/04/21	16,417
CITI	PEN	989,724	USD	250,373	10/12/21	6,657
CITI	PEN	879,528	USD	222,812	10/19/21	6,235
CITI	PEN	2,628,685	USD	715,113	12/09/21	68,294
CITI	RUB	37,810,680	USD	517,529	08/05/21	768
CITI	USD	3,572,121	BRL	17,600,912	08/03/21	(192,692)
CITI	USD	3,371,951	BRL	17,600,912	09/02/21	(6,236)
CITI	USD	452,512	CLP	332,130,000	08/05/21	(14,888)
CITI	USD	1,847,040	CLP	1,328,705,518	09/07/21	(98,029)
CITI	USD	435,900	CLP	332,130,000	09/08/21	1,281
CITI	USD	340,270	COP	1,262,860,000	08/05/21	(14,656)
CITI	USD	328,625	COP	1,262,860,000	09/08/21	(3,607)
CITI	USD	804,390	EUR	679,509	10/20/21	2,919
CITI	USD	219,996	INR	16,415,000	08/05/21	547
CITI	USD	220,238	INR	16,415,000	09/08/21	(408)
CITI	USD	110,012	KRW	124,335,000	08/05/21	(1,923)
CITI	USD	108,787	KRW	124,335,000	09/08/21	(757)
CITI	USD	528,663	MXN	10,504,725	08/05/21	(1,094)
CITI	USD	526,181	MXN	10,504,725	09/08/21	(994)
CITI	USD	250,411	PEN	989,724	08/04/21	(6,746)
CITI	USD	223,004	PEN	879,528	08/18/21	(6,455)
CITI	USD	520,941	RUB	37,810,680	08/05/21	(4,180)
CITI	USD	514,606	RUB	37,810,680	09/08/21	(791)
CITI	USD	247,858	ZAR	3,535,000	08/05/21	(6,638)
CITI	USD	241,665	ZAR	3,535,000	09/08/21	(1,478)
CITI	ZAR	3,535,000	USD	242,704	08/05/21	1,484
GS	GBP	13,563,000	USD	18,921,234	09/02/21	67,341
GS	MYR	2,596,159	USD	625,807	09/15/21	11,727
GS	PEN	1,507,427	USD	402,163	11/12/21	31,049
GS	USD	18,919,878	GBP	13,563,000	08/03/21	(67,296)
HSBC	GBP	13,563,000	USD	18,773,701	08/03/21	(78,881)
HSBC	JPY	31,160,792	USD	286,789	08/17/21	2,720
HSBC	MXN	432,000	USD	20,543	09/03/21	(1,070)
JPMCB	PEN	1,652,509	USD	430,790	09/03/21	23,958
Net unrealized appreciation (depreciation)						$(97,184)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$33,179,759	$—	$33,179,759
Corporate bonds	—	355,122,359	350,000	355,472,359
Loan assignments	—	3,478,483	—	3,478,483
Mortgage-backed securities	—	67,574,996	—	67,574,996
Municipal bonds	—	1,512,846	—	1,512,846
Non-U.S. government agency obligations	—	17,366,113	—	17,366,113
U.S. government agency obligations	—	17,614,234	8,310	17,622,544
U.S. Treasury obligations	—	157,497,343	—	157,497,343
Exchange traded funds	4,802,276	—	—	4,802,276
Short-term investments	—	9,767,173	—	9,767,173
Short-term U.S. Treasury obligations	—	29,348,043	—	29,348,043
Investment of cash collateral from securities loaned	—	10,436,528	—	10,436,528
Futures contracts	2,217,918	—	—	2,217,918
Swap agreements	—	2,307,545	—	2,307,545
Forward foreign currency contracts	—	412,969	—	412,969
Total	$7,020,194	$705,618,391	$358,310	$712,996,895
Liabilities
Options written	$—	$(13,525)	$—	$(13,525)
Futures contracts	(1,395,583)	—	—	(1,395,583)
Swap agreements	—	(1,076,371)	—	(1,076,371)
Forward foreign currency contracts	—	(510,153)	—	(510,153)
Total	$(1,395,583)	$(1,600,049)	$—	$(2,995,632)

At July 31, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $176,819,664, represented 25.4% of the Portfolio's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security, or portion thereof, was on loan at the period end.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Perpetual investment. Date shown reflects the next call date.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2021

Portfolio footnotes—(concluded)

9  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

10  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

11  Bond interest in default.

12  Rate shown reflects annualized yield at the period end on zero coupon bond.

13  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

14  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

15  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

16  Rates shown reflect yield at July 31, 2021.

17  Rate shown is the discount rate at the date of purchase unless otherwise noted.

18  Payments made or received are based on the notional amount.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 3.06% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 2.60%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 97. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance versus the benchmark were contributions from sector and security selection, mitigated by negative results from duration and yield curve positioning.

The municipal bond market benefited from technical tailwinds, notably solid retail demand and manageable new issue supply, while state/local financial balance sheets were bolstered by growing tax receipts and an influx of cash from federal aid. The relatively low volatility profile of municipal bonds was apparent as moves in municipal yields lagged the rise in US Treasury rates during the reporting period.

From an asset allocation standpoint, an overweight to revenue bonds boosted relative performance. Within the revenue sector, overweight exposure to sectors that offer higher yields was additive, particularly tobacco, hospital, airport and transportation. An underweight allocation toward state general obligation debt was also additive on a relative basis, as those segments lagged in performance amid the income-starved environment. Security selection was the largest contributor, with solid returns among Indiana University Health and Louisiana State Highway issues, while laggards included Arizona housing and Illinois state sales tax bonds.

Fiscal conditions for state and local governments improved across most municipal sectors, aided by significant federal support and successful vaccination efforts that led to the reopening of most segments of the US economy. From a quality perspective, spread tightening and performance was greatest among lower-rated issuers, while the highest rated AAA and AA bonds lagged. The Portfolio benefited from being overweight BBB-rated and A-rated bonds versus the benchmark.

We maintained a slightly underweight duration position compared to the benchmark, which led to a modest detraction from relative performance. Municipal AAA-rated yields declined modestly among short maturities inside three years, while rising slightly by around five to 20 basis points (i.e., 0.05% to 0.20%) during the full reporting period.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Mellon Investments Corporation (f/k/a BNY Mellon Asset Management Company LLC ("Mellon"))

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

Mellon: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

Yield curve distribution of the Portfolio relative to the benchmark had a slight negative impact, led by being underweight the strong-performing 15-year maturity segment, which outpaced returns of shorter duration bonds during the reporting period.

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.81%	2.59%	3.18%
Class Y2	2.99	2.82	3.43
Class P3	3.06	2.84	3.44
After deducting maximum sales charge
Class A1	0.48	2.13	2.95
Bloomberg Barclays US Municipal 3-15 Year Blend Index[4]	2.60	3.11	3.76

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.68%	2.43%	3.23%
Class Y2	3.94	2.69	3.47
Class P3	3.93	2.70	3.48
After deducting maximum sales charge
Class A1	1.38	1.97	2.99

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—0.92% and 0.82%; Class Y—0.73% and 0.57%; and Class P—0.67% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Characteristics
Weighted average duration	4.48 yrs.
Weighted average maturity	8.21 yrs.
Average coupon	4.73%
Top five states
Illinois	11.4%
Texas	9.0
New Jersey	7.9
Pennsylvania	7.9
New York	5.5
Total	41.7%
Credit rating[2]
SP-2	0.2%
AAA	3.9
AA	34.4
A	37.2
BBB	6.6
Non-rated	16.7
Cash equivalents and other assets less liabilities	1.0
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—98.9%
Alabama—3.0%
Alabama Federal Aid Highway Finance Authority (Garvee), Revenue Bonds, Series A, 5.000%, due 09/01/29	$2,000,000	$2,506,192
Black Belt Energy Gas District, Revenue Bonds, Series A-1, 4.000%, VRD	2,000,000	2,329,114
Lower Alabama Gas District (Gas Project), Revenue Bonds 4.000%, VRD	2,500,000	2,854,115
Lower Alabama Gas District Gas, Revenue Bonds, Series A, 5.000%, due 09/01/31	1,500,000	1,980,338
		9,669,759
Alaska—0.5%
City of Anchorage AK Wastewater, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,395,000	1,725,393
Arizona—2.3%
Arizona Industrial Development Authority, Revenue Bonds, Series 2019-2, Class A, 3.625%, due 05/20/33	970,389	1,116,102
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Airport), Revenue Bonds, AMT, Series B, 5.000%, due 07/01/30	1,000,000	1,291,871
Maricopa County Industrial Development Authority (Banner Health), Refunding, Revenue Bonds 5.000%, due 01/01/31	3,000,000	3,655,949
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,339,159
		7,403,081
Arkansas—1.0%
City of Fort Smith AR Water & Sewer, Refunding, Revenue Bonds 5.000%, due 10/01/34	1,320,000	1,673,399
University of Arkansas (University of Arkansas Fayetteville), Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/29	1,385,000	1,584,743
		3,258,142
California—3.5%
California Housing Finance, Revenue Bonds, Series 2021-1, Class A, 3.500%, due 11/20/35	1,492,893	1,778,386
California State, GO Bonds 5.000%, due 10/01/30	2,815,000	3,658,740
	Face amount	Value
Municipal bonds—(continued)
California—(concluded)
California State, Refunding, GO Bonds 5.000%, due 04/01/33	$2,710,000	$3,532,858
Los Angeles Department of Airports (Los Angeles International Airport), Revenue Bonds, AMT, Series A, 5.000%, due 05/15/32	2,000,000	2,163,332
		11,133,316
Colorado—4.4%
Colorado Health Facilities Authority (Adventist Health System/Sunbelt), Refunding, Revenue Bonds 5.000%, VRD	1,500,000	1,856,670
Colorado Health Facilities Authority (Sisters of Charity of Leavenworth Health System, Inc.), Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	1,500,000	1,991,452
Denver City & County Airport, Revenue Bonds, AMT, Series A, 5.500%, due 11/15/26	7,000,000	7,809,803
University of Colorado, Refunding, Revenue Bonds, Series A-2, 5.000%, due 06/01/30	1,750,000	2,239,616
		13,897,541
Connecticut—2.5%
Connecticut State Special Tax, Revenue Bonds, Series B, 5.000%, due 10/01/30	2,000,000	2,578,476
Hartford County Metropolitan District, (Green Bonds), Revenue Bonds, Series A, 5.000%, due 11/01/29	1,870,000	2,140,916
State of Connecticut Special Tax Revenue, Revenue Bonds, Series A, 4.000%, due 05/01/37	2,500,000	3,084,307
		7,803,699
District of Columbia—1.6%
Metropolitan Washington Airports Authority, Refunding, Revenue Bonds, AMT 5.000%, due 10/01/28	2,500,000	3,134,805
Series A, 5.000%, due 10/01/22	2,000,000	2,112,971
		5,247,776

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Florida—5.2%
Central Florida Expressway Authority Senior Lien, Revenue Bonds, AGM, Series D, 5.000%, due 07/01/35	$1,500,000	$2,031,537
Citizens Property Insurance Corp., Revenue Bonds, Series A-1, 5.000%, due 06/01/25	7,000,000	8,108,381
County of Polk FL Utility System, Refunding, Revenue Bonds 5.000%, due 10/01/35	625,000	834,591
JEA Electric System, Refunding, Revenue Bonds, Series 3-A, 5.000%, due 10/01/34	1,630,000	2,133,138
Miami Beach Redevelopment Agency Tax Increment, Refunding, Revenue Bonds 5.000%, due 02/01/28	1,000,000	1,114,320
Orange County Convention Center/Orlando, Refunding, Revenue Bonds, Series B, 5.000%, due 10/01/30	1,885,000	2,280,120
		16,502,087
Georgia—2.6%
Fulton County Development Authority of Georgia (Piedmont Healthcare, Inc.), Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/27	1,500,000	1,823,216
Fulton County Development Authority of Georgia (WellStar Health System), Revenue Bonds, Series A, 5.000%, due 04/01/36	1,000,000	1,211,935
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.500%, due 09/15/28	1,500,000	1,936,669
Series B, 1 mo. USD LIBOR + 0.750%, 0.817%, due 04/01/48[1]	1,000,000	1,005,133
Municipal Electric Authority of Georgia (Plant Vogtle Unis 3&4 Project), Revenue Bonds 5.000%, due 01/01/33	1,000,000	1,253,563
Savannah Economic Development Authority (International Paper Company), Refunding, Revenue Bonds 1.900%, due 08/01/24	1,000,000	1,046,743
		8,277,259
Hawaii—0.4%
Hawaii Airports System, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/29	1,000,000	1,267,511
	Face amount	Value
Municipal bonds—(continued)
Illinois—11.4%
Chicago O'Hare International Airport Senior Lien, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/35	$1,750,000	$2,075,719
Chicago O'Hare International Airport, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 01/01/29	2,500,000	2,871,757
Chicago Waterworks Second Lien, Refunding, Revenue Bonds, AGM, Series 2017-2, 5.000%, due 11/01/31	1,000,000	1,251,761
Chicago Waterworks Senior Lien, Revenue Bonds, Series A-1, 5.000%, due 11/01/29	1,920,000	2,347,491
Illinois County of Cook Sales Tax, Refunding, Revenue Bonds 5.000%, due 11/15/35	2,500,000	3,097,223
Illinois Finance Authority (University of Chicago), Revenue Bonds, Series A, 5.000%, due 10/01/29	2,440,000	2,459,293
Illinois Finance Authority Unrefunded (Advocate Health Care Network), Revenue Bonds 5.000%, due 06/01/27	2,595,000	2,825,134
Illinois Municipal Electric Agency, Refunding, Revenue Bonds, Series A, 5.000%, due 02/01/32	2,500,000	2,937,940
Illinois Sports Facilities Authority, Refunding, Revenue Bond, BAM 5.000%, due 06/15/28	1,000,000	1,259,623
Regional Transportation Authority, Refunding, Revenue Bonds, AGM 6.000%, due 06/01/25	2,000,000	2,308,197
Regional Transportation Authority, Revenue Bonds 6.500%, due 07/01/30	1,000,000	1,358,648
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/36	1,770,000	2,279,592
State of Illinois, Revenue Bonds, BAM, Series A, 5.000%, due 06/15/27	3,000,000	3,681,561
University of Illinois (Auxiliary Facilities System), Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/27	4,000,000	4,293,382

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
University of Illinois (Auxiliary Facilities System), Revenue Bonds, Series A, 5.000%, due 04/01/30	$1,000,000	$1,114,493
		36,161,814
Indiana—4.3%
Indiana Finance Authority (Indiana University Health, Inc.), Revenue Bonds, Series B, 2.250%, VRD	5,250,000	5,594,131
Indiana Finance Authority (Marion County Capital Improvement Board), Refunding, Revenue Bonds, Series A, 5.250%, due 02/01/35	1,000,000	1,184,628
Indiana Finance Authority First Lien, (CWA Authority, Inc.), Refunding, Revenue Bonds, Series S, 4.000%, due 10/01/36	2,020,000	2,529,905
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.), Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,055,000	2,306,404
Whiting City (BP Products North America, Inc.), Revenue Bonds, AMT 5.000%, VRD	1,840,000	2,125,473
		13,740,541
Iowa—0.2%
Iowa Tobacco Settlement Authority, Refunding, Revenue Bonds, Series A-2 ,Class 1, 5.000%, due 06/01/33	500,000	676,184
Kentucky—2.1%
Kentucky Public Energy Authority (Gas Supply), Revenue Bonds, Series B, 4.000%, VRD	3,750,000	4,169,504
Kentucky Public Energy Authority, Revenue Bonds, Series A, 4.000%, VRD	1,250,000	1,362,953
Series A, 4.000%, VRD	1,000,000	1,156,171
		6,688,628
Louisiana—1.6%
Jefferson Sales Tax District, Revenue Bonds, AGM, Series B, 4.000%, due 12/01/32	1,895,000	2,314,922
	Face amount	Value
Municipal bonds—(continued)
Louisiana—(concluded)
New Orleans Aviation Board (Louis Armstrong New Orleans International Airport), Revenue Bonds, AMT, AGM, Series B, 5.000%, due 01/01/28	$1,500,000	$1,723,604
Parish of St John the Baptist LA (Marathon Oil Corp), Refunding, Revenue Bonds 2.200%, VRD	1,000,000	1,050,973
		5,089,499
Maryland—1.1%
County of Prince George's MD (Consol Public Impt Bonds), GO Bonds, Series A, 5.000%, due 07/15/31	1,250,000	1,605,325
Maryland State Transportation Authority (Baltimore/Washington International), Revenue Bonds, AMT 5.000%, due 06/01/24	1,700,000	1,925,573
		3,530,898
Massachusetts—1.6%
Commonwealth of Massachusetts, GO Bonds, Series D, 4.000%, due 05/01/34	2,000,000	2,431,509
Massachusetts Educational Financing Authority, Revenue Bonds, AMT, Series K, 5.000%, due 07/01/22	2,500,000	2,611,431
		5,042,940
Michigan—3.9%
Great Lakes Water Authority Water Supply System Second Lien, Refunding, Revenue Bonds, Series D, 5.000%, due 07/01/26	1,100,000	1,334,003
Michigan Finance Authority Senior Lien (Great Lakes Water Authority Sewage Disposal System Revenue), Revenue Bonds, AGM 5.000%, due 07/01/30	1,500,000	1,705,994
Michigan State Finance Authority (Beaumont Health Credit Group), Refunding, Revenue Bonds 5.000%, due 08/01/33	2,415,000	2,739,316
Michigan State Strategic Fund Improvement Project (State of Michigan Department of Transportation), Revenue Bonds, AMT 5.000%, due 06/30/32	3,300,000	4,141,888
Saginaw Hospital Finance Authority (Covenant Healthcare System), Refunding, Revenue Bonds 5.000%, due 07/01/28	1,000,000	1,269,263

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Utica Community Schools, (School Building & Site), Refunding, GO Bonds 4.000%, due 05/01/23	$1,000,000	$1,065,798
		12,256,262
Missouri—2.1%
Missouri Joint Municipal Electric Utility Commission (Prairie State Project), Refunding ,Revenue Bonds, Series A, 5.000%, due 12/01/25	1,300,000	1,530,451
Missouri State Health & Educational Facilities Authority (Coxhealth), Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/34	2,000,000	2,291,046
Missouri State Health & Educational Facilities Authority (Saint Luke's Health System), Refunding, Revenue Bonds 5.000%, due 11/15/28	1,000,000	1,204,231
Missouri State Health & Educational Facilities Authority (SSM Health Care), Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/27	1,500,000	1,695,396
		6,721,124
Nebraska—1.4%
Nebraska Public Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	1,300,000	1,635,353
Public Power Generation Agency (Whelan Energy Center Unit), Refunding, Revenue Bonds 5.000%, due 01/01/30	2,500,000	2,874,549
		4,509,902
Nevada—0.2%
City of Reno Reno First Lien (County of Washoe NV Sales Tax Revenue), Refunding, Revenue Bonds 5.000%, due 06/01/33	500,000	594,694
New Jersey—7.9%
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury), Refunding, Revenue Bonds, Series XX, 5.000%, due 06/15/26	1,600,000	1,869,720
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury), Revenue Bonds, Series WW, 5.250%, due 06/15/31	2,100,000	2,473,557
	Face amount	Value
Municipal bonds—(continued)
New Jersey—(concluded)
New Jersey Health Care Facilities Financing Authority (Valley Health System), Revenue Bonds 5.000%, due 07/01/33	$1,000,000	$1,293,666
New Jersey Health Care Facilities Financing Authority (Virtua Health), Refunding, Revenue Bonds 5.000%, due 07/01/25	1,500,000	1,669,857
New Jersey State Higher Education Assistance Authority, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 12/01/23	2,000,000	2,215,519
New Jersey State Higher Education Assistance Authority, Revenue Bonds, AMT, Series 2015-1A, 5.000%, due 12/01/21	2,550,000	2,590,050
New Jersey Transportation Trust Fund Authority (Transportation Program Notes), Revenue Bonds, Series S, 5.000%, due 06/15/30	1,000,000	1,267,939
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series E, 5.000%, due 01/01/30	1,350,000	1,705,617
New Jersey Tobacco Settlement Financing Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	8,000,000	9,994,222
		25,080,147
New York—5.5%
Metropolitan Transportation Authority (Green Bonds), Refunding, Revenue Bonds, Series B, 5.000%, due 11/15/22	895,000	949,725
Metropolitan Transportation Authority, Revenue Bonds, Series A-1, 5.000%, due 02/01/23	605,000	647,821
New York City Refunding, GO Bonds, Series A-1, 5.000%, due 08/01/32	1,270,000	1,695,419
New York City, GO Bonds, Series H, 5.000%, due 08/01/25	2,990,000	3,349,308
Subseries I-A, 5.000%, due 04/01/32	1,750,000	2,348,947
New York State Urban Development Corp. (Personal Income Tax), Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,153,958

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York Transportation Development Corp. (Laguardia Gateway Partners LLC), Revenue Bonds, AMT, Series A, 5.000%, due 07/01/34	$1,000,000	$1,127,884
New York Transportation Development Corp. (Terminal One Group Association LP), Refunding, Revenue Bonds, AMT 5.000%, due 01/01/22	1,500,000	1,527,973
Port Authority of New York & New Jersey (One Hundred Eighty-Fifth), Revenue Bonds, AMT 5.000%, due 09/01/22	2,400,000	2,525,073
TSASC, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,211,374
		17,537,482
North Carolina—1.0%
North Carolina Medical Care Commission (Vidant Health), Refunding, Revenue Bonds 5.000%, due 06/01/32	1,500,000	1,768,109
North Carolina Turnpike Authority Senior Lien, Refunding, Revenue Bonds, AGM 5.000%, due 01/01/26	1,250,000	1,492,438
		3,260,547
Ohio—0.6%
American Municipal Power, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 02/15/27	1,000,000	1,116,005
Sycamore Community City School District, GO Bonds 4.000%, due 12/01/26	750,000	888,123
		2,004,128
Oklahoma—0.3%
Oklahoma Municipal Power Authority, (Power Supply System), Revenue Bonds, AGM, Series A, 4.000%, due 01/01/33	650,000	801,752
Oregon—0.7%
Multnomah County School District No. 1 Portland, GO Bonds 5.000%, due 06/15/29	1,750,000	2,313,740
Pennsylvania—7.9%
Allegheny County Hospital Development Authority (Allegheny Health Network), Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/29	3,190,000	4,038,904
	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
City of Philadelphia PA Water & Wastewater, Refunding, Revenue Bonds 5.000%, due 10/01/33	$1,500,000	$2,023,568
Commonwealth Financing Authority (Tobacco Master Settlement Payment), Revenue Bonds 5.000%, due 06/01/31	1,500,000	1,876,894
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B, , SIFMA + 0.42%[1] 0.440%, due 09/01/48	3,500,000	3,495,009
Pennsylvania Turnpike Commission (Motor License), Refunding, Revenue Bonds, Series SPL, 5.000%, due 12/01/33	1,500,000	1,871,200
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, Series B, 5.000%, due 06/01/28	2,000,000	2,411,383
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, 5.000%, due 12/01/32	1,250,000	1,490,147
Philadelphia Airport PA, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/32	1,250,000	1,532,401
Philadelphia School District Prerefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	10,000	12,276
Philadelphia School District Unrefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	2,640,000	3,195,628
Philadelphia School District, GO Bonds, Series A, 4.000%, due 09/01/35	1,500,000	1,805,478
Series A, 5.000%, due 09/01/31	1,000,000	1,273,081
		25,025,969
Tennessee—2.9%
City of Memphis TN (Electric System), Revenue Bonds, Series A, 5.000%, due 12/01/31	1,400,000	1,901,288
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Lipscomb University), Refunding, Revenue Bonds, Series S, 5.000%, due 10/01/35	1,350,000	1,677,041

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Tennessee—(concluded)
Metropolitan Government of Nashville & Davidson County TN, GO Bonds, Series C, 4.000%, due 01/01/32	$3,000,000	$3,816,276
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 5.250%, due 09/01/26	1,500,000	1,806,923
		9,201,528
Texas—9.0%
Brazos Higher Education Authority, Inc., (Student Loan Program), Revenue Bonds, AMT, Series A-1, 5.000%, due 04/01/30	1,000,000	1,223,572
Central Texas Regional Mobility Authority Senior Lien, Revenue Bonds, Series A, 5.000%, due 01/01/35	1,100,000	1,274,458
Central Texas Turnpike System, Refunding, Revenue Bonds, Series C, 5.000%, due 08/15/31	2,000,000	2,248,479
Clifton Higher Education Finance Corp. (Idea Public Schools), Refunding, Revenue Bonds, PSF-GTD 5.000%, due 08/15/28	1,100,000	1,252,340
El Paso Texas, GO Bonds 5.000%, due 08/15/34	2,000,000	2,428,873
Grand Parkway Transportation Corporation, Revenue Bonds 5.000%, due 02/01/23	500,000	534,976
Harris County Cultural Education Facilities Finance Corp. (Texas Children's Hospital), Refunding, Revenue Bonds 4.000%, due 10/01/35	1,750,000	2,118,442
Harris County Toll Road Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 08/15/29	2,025,000	2,566,833
Harris County-Houston Sports Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/29	1,000,000	1,123,467
Houston Airport System, Refunding, Revenue Bonds, Series B, 5.000%, due 07/01/29	2,000,000	2,564,256
North Texas Tollway Authority (North Texas Tollway System), Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	2,750,000	3,154,908
Series A, 5.000%, due 01/01/34	2,775,000	3,177,508
	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott and White Health), Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/32	$1,000,000	$1,203,782
University of Houston, Refunding, Revenue Bonds, Series C, 5.000%, due 02/15/29	2,000,000	2,385,617
West Travis County Public Utility Agency, Refunding, Revenue Bonds, BAM 5.000%, due 08/15/30	1,000,000	1,224,865
		28,482,376
Virginia—1.2%
Virginia College Building Authority, (21st Century College), Revenue Bonds 5.000%, due 02/01/31	1,825,000	2,243,817
Virginia Small Business Financing Authority Senior Lien (95 Express Lanes LLC Project), Revenue Bonds, AMT 5.000%, due 07/01/34	1,700,000	1,733,227
		3,977,044
Washington—2.7%
Central Puget Sound Regional Transit Authority Revenue Bonds, (Green Bonds), Series S-1, 5.000%, due 11/01/26	800,000	988,719
Grant County Public Utility District No. 2 Electric, Refunding, Revenue Bonds, Series R, 2.000%, VRD	1,000,000	1,061,799
Port of Seattle (Intermediate Lien), Revenue Bonds, AMT 5.000%, due 04/01/28	2,500,000	3,151,256
Port of Seattle, Revenue Bonds, AMT, Series C, 5.000%, due 04/01/32	1,955,000	2,211,784
Washington State Housing Finance Commission, Revenue Bonds, Series A-1, 3.500%, due 12/20/35	997,710	1,177,680
		8,591,238
Wisconsin—2.3%
Public Finance Authority KU (Campus Development Corp. project), University of Kansas, Revenue Bonds 5.000%, due 03/01/34	1,500,000	1,783,341
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. obligation group), Revenue Bonds 5.000%, due 08/15/27	1,000,000	1,092,295

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount	Value
Municipal bonds—(concluded)
Wisconsin—(concluded)
Wisconsin Health & Educational Facilities Authority, (Unity point Health), Iowa Health System Obligated Group, Revenue Bonds, Series A, 5.000%, due 12/01/26	$1,175,000	$1,352,626
WPPI Energy, Revenue Bonds, Series A, 5.000%, due 07/01/32	2,760,000	3,003,605
		7,231,867
Total municipal bonds (cost—$290,773,498)		314,705,868
	Number of shares	Value
Short-term investments—0.3%
Investment companies—0.3%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost—$770,026)	770,026	$770,026
Total investments (cost—$291,543,524) — 99.2%		315,475,894
Other assets in excess of liabilities—0.8%		2,608,744
Net assets—100.0%		$318,084,638

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$314,705,868	$—	$314,705,868
Short-term investments	—	770,026	—	770,026
Total	$—	$315,475,894	$—	$315,475,894

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the 12 months ended July 31, 2021, the Portfolio's Class P shares returned 2.20% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned 0.78%, and the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 1.20%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 109. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. This was driven by sector allocation and security selection, while duration positioning detracted from results.

The Portfolio added spread sector exposures at attractive valuations in the midst of COVID-driven volatility in the markets last year, setting us up for outperformance going into the recovery. In particular, overweights in investment grade corporate credit, high yield corporate credit, emerging market hard currency and European periphery spread exposure contributed to relative performance. These sectors benefited due to a meaningful rally in November 2020, following the announcement of three vaccines effective against COVID-19, which drove a risk-on mood in markets and aided the post-US election rally. The Portfolio has since reduced its exposure to spread sectors, including investment grade corporate credit, emerging market hard currency and high yield corporate credit, taking partial profits. This was done in light of the strong rally since March 2020

A long duration position detracted from performance in the third quarter of 2020, as positive risk sentiment led to a rise in Treasury yields. The Portfolio switched from a long to a short duration in the fourth quarter of 2020, due to the expectation for rising yields as the market priced in strong growth on the back of fiscal support and vaccine-led reopening. While this positioning contributed to performance in the first quarter of 2021, it detracted from performance in recent months due to falling rates after the sharp increase in the first quarter. While we trimmed the Portfolio's short duration, we remain positioned for higher yields due to the strong growth backdrop.

We utilized derivatives over the period for hedging and efficient portfolio management purposes. The main types of financial derivative contracts we use are bond futures and foreign exchange currency forwards contracts. This allows us to implement our strategy, including hedging or implementing currency overlay. Overall, the use of derivatives was beneficial to our portfolio management process.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.04%	1.43%	1.06%
Class Y2	2.20	1.58	1.24
Class P3	2.20	1.60	1.26
After deducting maximum sales charge
Class A1	(1.76)	0.66	0.68
Bloomberg Barclays Global Aggregate Index[4]	0.78	2.46	1.98
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[5]	1.20	2.40	2.57

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.99%	1.46%	1.20%
Class Y2	5.17	1.62	1.39
Class P3	5.26	1.65	1.40
After deducting maximum sales charge
Class A1	1.02	0.68	0.81

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.27% and 1.03%; Class Y—1.05% and 0.87%; and Class P—1.08% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Characteristics
Weighted average duration	6.72 yrs.
Weighted average maturity[1]	7.78 yrs.
Average coupon	2.37%
Top ten holdings
Bundesrepublik Deutschland Bundesanleihe, 0.010% due 08/15/30	5.6%
French Republic Government Bond OAT, 0.010% due 03/25/23	4.3
U.S. Treasury Notes, 0.750% due 04/30/26	4.0
U.S. Treasury Notes, 0.250% due 10/31/25	2.8
Bundesrepublik Deutschland Bundesanleihe, 0.010% due 02/15/30	2.7
Italy Buoni Poliennali Del Tesoro, 0.600% due 06/15/23	2.6
Canadian Government Bond, 0.250% due 03/01/26	2.1
Italy Buoni Poliennali Del Tesoro, 0.010% due 04/15/24	2.0
United Kingdom Gilt, 0.625% due 10/22/50	1.7
Korea Treasury Bond, 3.000% due 09/10/24	1.7
Total	29.5%
Top five issuer breakdown by country or territory of origin
United States	37.7%
Germany	12.9
Italy	8.2
United Kingdom	7.3
France	7.1
Total	73.2%
Investments by type of issuer
Government and other public issuers	54.1%
Industrial	22.8
Banks and other financial institutions	19.2
Investment companies	3.2
Cash equivalents and liabilities in excess of other assets	0.7
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Asset-backed securities—0.8%
Netherlands—0.3%
Bavarian Sky SA, Series UK3, Class A, 1 mo. SONIA + 0.620%, 0.670%, due 04/20/28[1,2]	GBP	766,787	$1,067,687
United States—0.5%
Invesco Euro CLO, Series 6A, Class A, 3 mo. Euribor + 0.940%, 0.940%, due 07/15/34[2,3]	EUR	621,000	735,026
Rockfield Park CLO DAC, Series 1A, Class A1, 3 mo. Euribor + 0.900%, 0.900%, due 07/16/34[2,3]	EUR	670,000	792,181
			1,527,207
Total asset-backed securities (cost—$1,033,617)			2,594,894
Corporate bonds—32.3%
Australia—0.1%
Glencore Funding LLC 2.500%, due 09/01/30[3,4]	USD	21,000	21,182
Newcrest Finance Pty Ltd. 3.250%, due 05/13/30[3]	USD	100,000	108,643
Westpac Banking Corp. (fixed, converts to FRN on 11/15/30), 2.668%, due 11/15/35	USD	115,000	114,800
			244,625
Belgium—0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	USD	340,000	422,999
Anheuser-Busch InBev SA/N.V. 2.000%, due 03/17/28[1]	EUR	300,000	401,467
Anheuser-Busch InBev Worldwide, Inc. 4.439%, due 10/06/48	USD	555,000	676,294
			1,500,760
Brazil—0.1%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[3]	USD	429,000	452,595
Canada—0.6%
Emera U.S. Finance LP 2.639%, due 06/15/31[3]	USD	560,000	573,664
Fortis, Inc. 3.055%, due 10/04/26	USD	926,000	1,003,928
Teck Resources Ltd. 3.900%, due 07/15/30	USD	390,000	429,007
			2,006,599
Chile—0.1%
Empresa de Transporte de Pasajeros Metro SA 4.700%, due 05/07/50[3]	USD	390,000	469,950
	Face amount		Value
Corporate bonds—(continued)
China—0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.250%, due 05/11/41[3]	USD	240,000	$253,631
Colombia—0.3%
Ecopetrol SA 6.875%, due 04/29/30	USD	782,000	944,187
Denmark—1.0%
Nykredit Realkredit AS, Series 13H, 1.000%, due 01/01/22[1]	DKK	9,900,000	1,586,256
Realkredit Danmark A/S, Series 10F, 1.000%, due 01/01/22[1]	DKK	9,900,000	1,586,256
			3,172,512
France—2.8%
Air Liquide Finance SA 2.250%, due 09/27/23[3]	USD	410,000	424,887
BNP Paribas SA (fixed, converts to FRN on 04/19/31), 2.871%, due 04/19/32[3]	USD	250,000	259,967
BPCE SA 2.700%, due 10/01/29[3]	USD	1,060,000	1,125,827
5.700%, due 10/22/23[3]	USD	1,910,000	2,109,488
Credit Agricole SA (fixed, converts to FRN on 12/23/25), 8.125%, due 12/23/25[3,5]	USD	700,000	851,933
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,438,088
Faurecia SE 2.375%, due 06/15/27[1]	EUR	500,000	606,795
TotalEnergies Capital International SA 3.127%, due 05/29/50	USD	101,000	105,458
3.461%, due 07/12/49	USD	100,000	110,285
TotalEnergies SE (fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[1,5]	EUR	625,000	766,577
			8,799,305
Germany—1.1%
Commerzbank AG (fixed, converts to FRN on 04/09/30), 6.500%, due 10/09/29[1,5]	EUR	200,000	279,955
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (fixed, converts to FRN on 05/26/29), 3.250%, due 05/26/49[1]	EUR	300,000	419,581
Schaeffler AG 3.375%, due 10/12/28[1]	EUR	500,000	655,640
Techem Verwaltungsgesellschaft 675 mbH 2.000%, due 07/15/25[1]	EUR	300,000	353,960
TK Elevator Midco GmbH 4.375%, due 07/15/27[1]	EUR	200,000	248,140

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Corporate bonds—(continued)
Germany—(concluded)
Volkswagen International Finance N.V. (fixed, converts to FRN on 06/17/25), 3.500%, due 06/17/25[1,5]	EUR	200,000	$257,570
(fixed, converts to FRN on 03/24/26), 4.625%, due 03/24/26[1,5]	EUR	500,000	679,128
ZF Finance GmbH 3.750%, due 09/21/28[1]	EUR	500,000	655,314
			3,549,288
Indonesia—0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.450%, due 05/21/28[1]	USD	202,000	234,825
Ireland—0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.500%, due 07/15/25	USD	150,000	175,594
Avolon Holdings Funding Ltd. 4.250%, due 04/15/26[3]	USD	90,000	98,389
Bank of Ireland Group PLC (fixed, converts to FRN on 10/14/24), 2.375%, due 10/14/29[1]	EUR	415,000	514,454
			788,437
Italy—0.7%
Enel SpA (fixed, converts to FRN on 05/24/25), 3.500%, due 05/24/80[1]	EUR	600,000	779,971
Intesa Sanpaolo SpA (fixed, converts to FRN on 01/11/27), 7.750%, due 01/11/27[1,5]	EUR	400,000	586,586
UniCredit SpA (fixed, converts to FRN on 06/03/27), 3.875%, due 06/03/27[1,5]	EUR	440,000	501,087
(fixed, converts to FRN on 06/03/26), 7.500%, due 06/03/26[1,5]	EUR	300,000	422,157
			2,289,801
Japan—0.7%
Mitsubishi UFJ Financial Group, Inc. 3.218%, due 03/07/22	USD	1,145,000	1,165,276
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	596,606
Takeda Pharmaceutical Co. Ltd. 2.000%, due 07/09/40	EUR	200,000	266,623
3.025%, due 07/09/40	USD	200,000	208,723
			2,237,228
Luxembourg—0.0%†
Altice France Holding SA 4.000%, due 02/15/28[1]	EUR	100,000	114,411
	Face amount		Value
Corporate bonds—(continued)
Mexico—0.6%
Cemex SAB de CV 3.875%, due 07/11/31[3]	USD	706,000	$731,063
(fixed, converts to FRN on 09/08/26), 5.125%, due 06/08/26[3,5]	USD	420,000	440,920
Petroleos Mexicanos 4.750%, due 02/26/29[1]	EUR	550,000	637,040
			1,809,023
Netherlands—0.9%
ABN AMRO Bank N.V. (fixed, converts to FRN on 09/22/25), 4.375%, due 09/22/25[1,5]	EUR	1,200,000	1,537,379
ING Groep N.V. (fixed, converts to FRN on 09/26/24), 1.625%, due 09/26/29[1]	EUR	200,000	246,722
Telefonica Europe BV (fixed, converts to FRN on 09/24/27), 2.875%, due 06/24/27[1,5]	EUR	200,000	245,554
Volkswagen International Finance N.V. (fixed, converts to FRN on 03/20/22), 2.500%, due 03/20/22[1,5]	EUR	300,000	360,686
Ziggo Bond Co. BV 3.375%, due 02/28/30[1]	EUR	400,000	472,059
			2,862,400
Portugal—0.3%
EDP Finance BV 2.000%, due 04/22/25[1]	EUR	682,000	874,386
Spain—0.3%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 03/29/24), 6.000%, due 04/02/24[1,5]	EUR	600,000	778,476
Grifols SA 2.250%, due 11/15/27[1]	EUR	200,000	241,543
			1,020,019
Supranationals—0.3%
African Export-Import Bank 3.798%, due 05/17/31[3]	USD	645,000	667,032
Banque Ouest Africaine de Developpement 2.750%, due 01/22/33[3]	EUR	227,000	283,609
			950,641
Sweden—0.0%†
Verisure Holding AB 3.875%, due 07/15/26[1]	EUR	100,000	121,785
Switzerland—0.5%
Credit Suisse AG 2.800%, due 04/08/22	USD	390,000	396,838

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Corporate bonds—(continued)
Switzerland—(concluded)
Credit Suisse Group AG (fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[1]	GBP	300,000	$428,134
(fixed, converts to FRN on 04/01/30), 4.194%, due 04/01/31[3]	USD	270,000	307,746
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,5]	USD	400,000	441,500
			1,574,218
United Kingdom—4.0%
AstraZeneca PLC 4.000%, due 09/18/42	USD	530,000	652,711
BAE Systems PLC 3.400%, due 04/15/30[3]	USD	170,000	187,843
BAT Capital Corp. 4.700%, due 04/02/27	USD	1,840,000	2,093,154
BP Capital Markets PLC (fixed, converts to FRN on 06/22/26), 3.250%, due 03/22/26[1,5]	EUR	450,000	575,094
Eversholt Funding PLC 6.359%, due 12/02/25[1]	GBP	301,000	514,214
Heathrow Funding Ltd. 1.875%, due 07/12/32[1]	EUR	390,000	500,838
6.450%, due 12/10/31[1]	GBP	350,000	674,035
6.750%, due 12/03/26[1]	GBP	478,000	838,383
HSBC Holdings PLC (fixed, converts to FRN on 05/18/23), 3.950%, due 05/18/24	USD	970,000	1,028,377
(fixed, converts to FRN on 03/13/27), 4.041%, due 03/13/28	USD	1,010,000	1,129,448
Natwest Group PLC (fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	412,984
(fixed, converts to FRN on 11/12/27), 5.125%, due 05/12/27[5]	GBP	476,000	716,226
NGG Finance PLC (fixed, converts to FRN on 09/05/27), 2.125%, due 09/05/82[1]	EUR	350,000	424,346
Santander UK Group Holdings PLC (fixed, converts to FRN on 06/14/26), 1.673%, due 06/14/27	USD	730,000	733,629
Sky Ltd. 2.250%, due 11/17/25[1]	EUR	510,000	667,826
Standard Chartered PLC (fixed, converts to FRN on 04/01/30), 4.644%, due 04/01/31[3]	USD	945,000	1,113,481
Vodafone Group PLC (fixed, converts to FRN on 08/27/26), 2.625%, due 08/27/80[1]	EUR	350,000	433,040
			12,695,629
United States—16.9%
Abbott Ireland Financing DAC 0.375%, due 11/19/27[1]	EUR	100,000	121,768
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
AbbVie, Inc. 3.200%, due 11/21/29	USD	756,000	$829,972
4.875%, due 11/14/48	USD	165,000	218,252
ACCO Brands Corp. 4.250%, due 03/15/29[3,4]	USD	160,000	159,800
AES Corp. 1.375%, due 01/15/26[3]	USD	460,000	459,200
Air Lease Corp. 3.375%, due 07/01/25	USD	435,000	468,737
Albertsons Cos., Inc./ Safeway, Inc./New Albertsons LP/ Albertsons LLC 4.625%, due 01/15/27[3]	USD	295,000	312,110
Alexander Funding Trust 1.841%, due 11/15/23[3]	USD	655,000	666,057
Alliant Energy Finance LLC 1.400%, due 03/15/26[3]	USD	110,000	109,954
Altria Group, Inc. 2.350%, due 05/06/25	USD	100,000	104,695
3.400%, due 05/06/30	USD	140,000	150,727
3.400%, due 02/04/41	USD	50,000	48,360
American Electric Power Co., Inc., Series F, 2.950%, due 12/15/22	USD	400,000	411,162
American Tower Corp. 1.375%, due 04/04/25	EUR	150,000	186,573
Apple, Inc. 2.650%, due 05/11/50	USD	97,000	95,583
2.650%, due 02/08/51	USD	165,000	164,401
AT&T, Inc. 2.300%, due 06/01/27	USD	775,000	811,424
2.750%, due 06/01/31	USD	90,000	94,731
3.500%, due 06/01/41	USD	230,000	244,344
4.300%, due 12/15/42	USD	15,000	17,352
Bank of America Corp. (fixed, converts to FRN on 02/07/24), 1.379%, due 02/07/25[1]	EUR	300,000	369,988
(fixed, converts to FRN on 07/22/26), 1.734%, due 07/22/27	USD	448,000	455,778
(fixed, converts to FRN on 10/22/24), 2.456%, due 10/22/25	USD	280,000	293,405
(fixed, converts to FRN on 04/22/31), 2.687%, due 04/22/32	USD	840,000	876,564
(fixed, converts to FRN on 10/22/29), 2.884%, due 10/22/30	USD	830,000	881,543
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	947,157
Bausch Health Cos., Inc. 4.875%, due 06/01/28[3]	USD	350,000	361,144
Becton Dickinson and Co. 3.700%, due 06/06/27	USD	196,000	218,864
3.794%, due 05/20/50	USD	150,000	171,474
Berkshire Hathaway Finance Corp. 2.850%, due 10/15/50	USD	140,000	143,488

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Biogen, Inc. 2.250%, due 05/01/30	USD	114,000	$116,116
3.150%, due 05/01/50	USD	14,000	13,958
Boeing Co. 3.500%, due 03/01/39	USD	90,000	92,219
5.040%, due 05/01/27	USD	385,000	445,021
5.705%, due 05/01/40	USD	260,000	337,832
Boston Scientific Corp. 4.700%, due 03/01/49	USD	20,000	26,229
BP Capital Markets America, Inc. 2.772%, due 11/10/50	USD	190,000	180,615
3.000%, due 02/24/50	USD	60,000	59,221
3.588%, due 04/14/27	USD	690,000	769,203
Bristol-Myers Squibb Co. 4.250%, due 10/26/49	USD	305,000	393,709
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	USD	487,000	540,028
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750%, due 03/01/30[3]	USD	395,000	418,681
Charter Communications Operating LLC/Charter Communications Operating Capital 2.800%, due 04/01/31	USD	500,000	518,679
3.500%, due 06/01/41	USD	110,000	112,294
3.700%, due 04/01/51	USD	485,000	490,513
3.900%, due 06/01/52	USD	185,000	191,642
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27	USD	240,000	281,127
Chevron USA, Inc. 3.900%, due 11/15/24	USD	171,000	187,856
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31	USD	730,000	755,980
(fixed, converts to FRN on 04/08/25), 3.106%, due 04/08/26	USD	1,100,000	1,177,835
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	349,609
Comcast Corp. 3.900%, due 03/01/38	USD	395,000	460,164
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	97,937
Crown Castle International Corp. 3.300%, due 07/01/30	USD	400,000	435,604
CVS Health Corp. 1.750%, due 08/21/30	USD	220,000	215,445
4.300%, due 03/25/28	USD	316,000	365,887
Discovery Communications LLC 3.625%, due 05/15/30	USD	580,000	639,482
Edison International 2.950%, due 03/15/23	USD	1,060,000	1,093,241
Encompass Health Corp. 4.750%, due 02/01/30	USD	360,000	384,300
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Energy Transfer LP 5.350%, due 05/15/45	USD	110,000	$130,411
Series 20Y, 5.800%, due 06/15/38	USD	215,000	266,397
Entergy Louisiana LLC 4.950%, due 01/15/45	USD	208,000	229,232
Equinix, Inc. 2.500%, due 05/15/31	USD	280,000	290,476
Exxon Mobil Corp. 2.995%, due 08/16/39	USD	115,000	121,069
Ford Motor Credit Co. LLC 3.625%, due 06/17/31	USD	590,000	611,388
4.542%, due 08/01/26	USD	285,000	309,551
Freeport-McMoRan, Inc. 4.625%, due 08/01/30	USD	450,000	494,438
5.450%, due 03/15/43	USD	80,000	102,835
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	USD	410,000	449,949
4.418%, due 11/15/35	USD	630,000	772,992
General Motors Co. 6.125%, due 10/01/25	USD	42,000	49,715
General Motors Financial Co., Inc. 1.250%, due 01/08/26	USD	380,000	379,781
2.700%, due 08/20/27	USD	550,000	576,439
2.750%, due 06/20/25	USD	97,000	102,542
3.950%, due 04/13/24	USD	81,000	87,134
Gilead Sciences, Inc. 1.650%, due 10/01/30	USD	480,000	472,842
2.800%, due 10/01/50	USD	265,000	262,110
Global Payments, Inc. 2.900%, due 05/15/30	USD	410,000	435,620
Goldman Sachs Group, Inc. 1.625%, due 07/27/26[1]	EUR	225,000	286,908
(fixed, converts to FRN on 07/21/31), 2.383%, due 07/21/32	USD	310,000	315,406
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	USD	1,520,000	1,528,779
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	188,878
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	USD	125,000	148,359
4.250%, due 01/29/26[1]	GBP	308,000	485,810
Goodyear Tire & Rubber Co. 5.250%, due 04/30/31	USD	310,000	328,271
HCA, Inc. 2.375%, due 07/15/31	USD	370,000	373,912
5.250%, due 06/15/49	USD	110,000	144,198
5.875%, due 02/01/29	USD	135,000	165,038
Healthcare Trust of America Holdings LP 2.000%, due 03/15/31	USD	320,000	316,945
Hologic, Inc. 3.250%, due 02/15/29[3]	USD	155,000	156,553

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Hyundai Capital America 1.250%, due 09/18/23[3]	USD	615,000	$620,421
1.300%, due 01/08/26[3]	USD	220,000	218,735
1.800%, due 10/15/25[3]	USD	220,000	223,912
2.375%, due 10/15/27[3]	USD	325,000	335,301
ITC Holdings Corp. 2.950%, due 05/14/30[3]	USD	610,000	652,207
Kroger Co. 3.875%, due 10/15/46	USD	247,000	277,321
Lamar Media Corp. 4.875%, due 01/15/29	USD	120,000	126,900
Lennar Corp. 4.750%, due 11/29/27	USD	35,000	40,782
Lowe's Cos., Inc. 3.700%, due 04/15/46	USD	380,000	425,546
Lumen Technologies, Inc. 4.000%, due 02/15/27[3]	USD	250,000	256,875
MDC Holdings, Inc. 2.500%, due 01/15/31	USD	330,000	325,086
Medtronic Global Holdings SCA 1.000%, due 07/02/31	EUR	200,000	252,650
1.125%, due 03/07/27	EUR	115,000	145,552
1.500%, due 07/02/39	EUR	100,000	130,210
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, due 02/01/27	USD	230,000	257,025
MidAmerican Energy Co. 4.250%, due 05/01/46	USD	170,000	215,361
Morgan Stanley (fixed, converts to FRN on 05/04/26), 1.593%, due 05/04/27	USD	1,440,000	1,461,613
1.875%, due 04/27/27	EUR	235,000	306,726
(fixed, converts to FRN on 07/21/31), 2.239%, due 07/21/32	USD	410,000	413,377
MPLX LP 4.500%, due 04/15/38	USD	130,000	149,523
Netflix, Inc. 5.875%, due 11/15/28	USD	280,000	347,900
New York Life Insurance Co. 3.750%, due 05/15/50[3]	USD	185,000	214,447
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	135,000	157,940
Oracle Corp. 3.650%, due 03/25/41	USD	455,000	493,630
4.000%, due 07/15/46	USD	165,000	182,845
PacifiCorp 3.300%, due 03/15/51	USD	310,000	337,969
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	65,000	75,300
Prime Security Services Borrower LLC/ Prime Finance, Inc. 5.750%, due 04/15/26[3]	USD	350,000	383,250
PulteGroup, Inc. 5.000%, due 01/15/27	USD	500,000	586,250
Raytheon Technologies Corp. 3.950%, due 08/16/25	USD	22,000	24,513
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Regeneron Pharmaceuticals, Inc. 2.800%, due 09/15/50	USD	190,000	$178,975
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	USD	735,000	856,768
San Diego Gas & Electric Co., Series UUU, 3.320%, due 04/15/50	USD	80,000	87,503
Schlumberger Holdings Corp. 3.750%, due 05/01/24[3]	USD	190,000	204,496
3.900%, due 05/17/28[3]	USD	585,000	657,489
Sirius XM Radio, Inc. 5.500%, due 07/01/29[3]	USD	300,000	328,545
Southern California Edison Co., Series C, 4.125%, due 03/01/48	USD	100,000	109,562
Southern Co. Gas Capital Corp., Series 20-A, 1.750%, due 01/15/31	USD	220,000	214,395
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	61,662
State Street Corp. (fixed, converts to FRN on 03/30/22), 2.825%, due 03/30/23	USD	325,000	330,555
Sysco Corp. 3.300%, due 02/15/50	USD	144,000	148,574
5.950%, due 04/01/30	USD	17,000	22,042
T-Mobile USA, Inc. 2.250%, due 11/15/31	USD	365,000	365,847
3.000%, due 02/15/41	USD	235,000	236,553
3.750%, due 04/15/27	USD	1,070,000	1,192,922
3.875%, due 04/15/30	USD	400,000	451,636
4.750%, due 02/01/28	USD	295,000	313,600
Tenet Healthcare Corp. 4.875%, due 01/01/26[3]	USD	310,000	320,075
UDR, Inc. 3.200%, due 01/15/30	USD	330,000	361,073
Union Electric Co. 3.500%, due 03/15/29	USD	55,000	61,946
Union Pacific Corp. 3.550%, due 08/15/39	USD	85,000	96,726
United Rentals North America, Inc. 4.875%, due 01/15/28	USD	235,000	248,160
UnitedHealth Group, Inc. 3.050%, due 05/15/41	USD	170,000	182,192
Verizon Communications, Inc. 2.550%, due 03/21/31	USD	640,000	665,412
2.875%, due 11/20/50	USD	260,000	253,042
2.987%, due 10/30/56	USD	56,000	54,457
3.400%, due 03/22/41	USD	500,000	540,260
ViacomCBS, Inc. 4.200%, due 05/19/32	USD	85,000	99,443
Vistra Operations Co. LLC 3.700%, due 01/30/27[3]	USD	350,000	375,006
VMware, Inc. 2.200%, due 08/15/31	USD	315,000	314,483

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Corporate bonds—(concluded)
United States—(concluded)
Wells Fargo & Co. (fixed, converts to FRN on 04/30/25), 2.188%, due 04/30/26	USD	960,000	$999,107
(fixed, converts to FRN on 06/02/27), 2.393%, due 06/02/28	USD	250,000	261,685
Welltower, Inc. 2.050%, due 01/15/29	USD	465,000	472,197
WP Carey, Inc. 2.400%, due 02/01/31	USD	130,000	132,779
Zoetis, Inc. 2.000%, due 05/15/30	USD	970,000	982,862
			53,950,208
Total corporate bonds (cost—$99,286,006)			102,916,463
Mortgage-backed securities—5.3%
Spain—0.6%
Bankinter 10 FTA, Series 10, Class A2, 3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[1,2]	EUR	901,897	1,066,477
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2, Class A, 3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[1,2]	EUR	655,190	775,926
			1,842,403
United Kingdom—1.6%
Finsbury Square PLC, Series 2020-1A, Class A, 3 mo. SONIA + 0.800%, 0.849%, due 03/16/70[2,3]	GBP	420,892	586,931
Series 2020-2A, Class A, 3 mo. SONIA + 1.300%, 1.349%, due 06/16/70[2,3]	GBP	295,908	415,535
Gemgarto PLC, Series 2021-1A, Class A, 3 mo. SONIA + 0.590%, 0.639%, due 12/16/67[2,3]	GBP	582,803	813,420
Gosforth Funding PLC, Series 2018-1A, Class A1, 3 mo. USD LIBOR + 0.450%, 0.597%, due 08/25/60[2,3]	USD	237,210	237,425
Lanark Master Issuer PLC, Series 2020-1A, Class 2A, 3 mo. SONIA + 0.570%, 0.619%, due 12/22/69[2,3]	GBP	522,750	730,370
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A, 3 mo. USD LIBOR + 0.390%, 0.524%, due 01/21/70[2,3]	USD	728,000	728,936
Series 2019-1A, Class 1A, 3 mo. USD LIBOR + 0.570%, 0.704%, due 01/21/70[2,3]	USD	220,000	220,130
	Face amount		Value
Mortgage-backed securities—(continued)
United Kingdom—(concluded)
Series 2020-1A, Class 1A, 3 mo. SONIA + 0.470%, 0.520%, due 01/21/70[2,3]	GBP	900,000	$1,255,131
			4,987,878
United States—3.1%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[3,6]		USD 269,037	270,264
BANK, Series 2019-BN16, Class C, 4.786%, due 02/15/52[6]	USD	250,000	283,560
Series 2019-BN19, Class A3, 3.183%, due 08/15/61	USD	870,000	961,783
Series 2019-BN24, Class A3, 2.960%, due 11/15/62	USD	440,000	479,630
BX Trust, Series 2021-LBA, Class AJV, 1 mo. USD LIBOR + 0.800%, 0.894%, due 02/15/36[2,3]	USD	761,148	762,363
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class C, 4.391%, due 11/15/50[6]	USD	360,000	396,407
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.573%, due 09/10/58[6]	USD	470,000	520,601
COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, due 08/10/47	USD	810,000	873,528
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.922%, due 01/15/49[6]	USD	320,000	343,985
Deephaven Residential Mortgage Trust, Series 2020-1, Class A1, 2.339%, due 01/25/60[3,6]	USD	860,288	869,108
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	USD	1,008,937	1,074,010
Series 2017-GS6, Class C, 4.322%, due 05/10/50[6]	USD	350,000	384,999
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C, 4.163%, due 10/15/50[6]	USD	280,000	309,426
Morgan Stanley Capital I Trust, Series 2020-L4, Class C, 3.536%, due 02/15/53[6]	USD	770,000	810,889
OBX Trust, Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + 0.750%, 0.839%, due 02/25/60[2,3]	USD	261,676	261,908
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, due 02/25/50[3,6]	USD	261,420	264,529

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
UBS Commercial Mortgage Trust, Series 2018-C11, Class B, 4.713%, due 06/15/51[6]	USD	440,000	$499,611
Verus Securitization Trust, Series 2020-1, Class A1, 2.417%, due 01/25/60[3,7]	USD	366,568	371,877
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class C, 3.910%, due 05/15/45[6]	USD	300,000	304,743
			10,043,221
Total mortgage-backed securities (cost—$16,285,611)			16,873,502
Non-U.S. government agency obligations—43.7%
Australia—1.6%
Australia Government Bond 1.750%, due 06/21/51[1]	AUD	2,280,000	1,562,494
3.000%, due 03/21/47[1]	AUD	3,300,000	2,898,686
Queensland Treasury Corp. 1.750%, due 08/21/31[1,3]	AUD	690,000	519,858
			4,981,038
Bermuda—0.3%
Bermuda Government International Bond 4.750%, due 02/15/29[3]	USD	910,000	1,061,788
Canada—3.8%
Canadian Government Bond 0.250%, due 03/01/26	CAD	8,740,000	6,828,199
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	905,450
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	255,919
Province of Ontario Canada 2.700%, due 06/02/29	CAD	1,672,000	1,450,699
Province of Quebec Canada 2.300%, due 09/01/29	CAD	1,754,000	1,484,925
5.000%, due 12/01/41	CAD	1,100,000	1,253,788
			12,178,980
China—2.6%
China Government Bond 3.160%, due 06/27/23[1]	CNY	4,500,000	706,188
3.380%, due 11/21/24[1]	CNY	8,000,000	1,274,882
3.480%, due 06/29/27[1]	CNY	13,000,000	2,116,491
4.100%, due 12/04/22[1]	CNY	2,000,000	317,182
4.290%, due 05/22/29[1]	CNY	17,000,000	2,934,256
4.500%, due 05/22/34[1]	CNY	6,000,000	1,079,601
			8,428,600
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,714,543
Egypt—0.4%
Egypt Government International Bond 3.875%, due 02/16/26[3]	USD	1,296,000	1,263,600
	Face amount		Value
Non-U.S. government agency obligations—(continued)
France—4.3%
French Republic Government Bond OAT 0.010%, due 03/25/23[1]	EUR	11,325,000	$13,591,053
Germany—11.8%
Bundesrepublik Deutschland Bundesanleihe 0.010%, due 02/15/30[1]	EUR	6,920,000	8,623,196
0.010%, due 08/15/30[1]	EUR	14,300,000	17,813,741
0.010%, due 02/15/31[1]	EUR	1,550,000	1,928,812
0.010%, due 08/15/50[1]	EUR	4,000,000	4,713,244
1.500%, due 05/15/23[1]	EUR	3,050,000	3,766,423
State of North Rhine-Westphalia Germany 2.150%, due 03/21/19[1]	EUR	400,000	822,184
			37,667,600
Indonesia—0.4%
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,187,413
Italy—7.5%
Italy Buoni Poliennali Del Tesoro 0.010%, due 04/15/24[1]	EUR	5,250,000	6,276,053
0.500%, due 02/01/26[1]	EUR	1,550,000	1,886,860
0.600%, due 06/15/23[1]	EUR	6,850,000	8,285,429
0.950%, due 09/15/27[1,3]	EUR	3,800,000	4,730,070
1.800%, due 03/01/41[1,3]	EUR	1,160,000	1,485,866
5.000%, due 09/01/40[1,3]	EUR	550,000	1,063,212
			23,727,490
Japan—5.8%
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	379,700,000	4,914,866
Japan Government Ten Year Bond 0.100%, due 03/20/30	JPY	276,150,000	2,551,062
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	37,500,000	433,254
2.300%, due 12/20/36	JPY	269,400,000	3,223,297
Japan Government Twenty Year Bond 0.300%, due 12/20/39	JPY	528,700,000	4,778,565
0.700%, due 03/20/37	JPY	253,150,000	2,470,442
			18,371,486
Morocco—0.2%
Morocco Government International Bond 2.375%, due 12/15/27[3]	USD	340,000	334,900
3.000%, due 12/15/32[3]	USD	267,000	259,497
			594,397
Philippines—0.1%
Philippine Government International Bond 0.250%, due 04/28/25	EUR	391,000	464,983
Saudi Arabia—0.4%
Saudi Government International Bond 0.010%, due 03/03/24[3]	EUR	1,088,000	1,287,010
Slovenia—0.2%
Slovenia Government International Bond 5.250%, due 02/18/24[1]	USD	510,000	570,460

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
South Africa—0.4%
Republic of South Africa Government Bond 8.875%, due 02/28/35	ZAR	17,950,000	$1,111,094
South Korea—1.7%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,419,566
United Kingdom—1.7%
United Kingdom Gilt 0.625%, due 10/22/50[1]	GBP	4,360,000	5,495,514
Total non-U.S. government agency obligations (cost—$137,741,323)			139,116,615
U.S. government agency obligations—1.4%
United States—1.4%
FNMA 3.500%, due 05/01/58	USD	1,837,979	2,045,997
4.000%, due 04/01/59	USD	2,050,255	2,284,471
Total U.S. government agency obligations (cost—$4,199,437)			4,330,468
U.S. Treasury obligations—12.6%
United States—12.6%
U.S. Treasury Bonds 1.375%, due 08/15/50	USD	100,000	87,832
1.625%, due 11/15/50	USD	2,441,000	2,281,954
2.375%, due 05/15/51	USD	1,740,000	1,930,312
U.S. Treasury Notes 0.125%, due 05/31/23	USD	1,640,000	1,638,911
0.125%, due 02/15/24	USD	1,100,000	1,096,176
0.250%, due 06/15/24	USD	1,080,000	1,077,637
	Face amount		Value
U.S. Treasury obligations—(concluded)
United States—(concluded)
0.250%, due 10/31/25	USD	9,056,000	$8,925,112
0.375%, due 01/31/26	USD	5,157,000	5,098,581
0.500%, due 02/28/26	USD	3,370,000	3,348,411
0.750%, due 04/30/26	USD	12,650,000	12,702,379
0.750%, due 05/31/26	USD	660,000	662,269
1.250%, due 05/31/28	USD	480,000	488,550
1.625%, due 05/15/31	USD	690,000	715,336
Total U.S. Treasury obligations (cost—$40,013,275)			40,053,460
	Number of shares
Short-term investments—3.2%
Investment companies—3.2%
State Street Institutional U.S. Government Money Market Fund, 0.030%[8] (cost—$10,270,537)		10,270,537	10,270,537
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[8] (cost—$30,065)		30,065	30,065
Total investments (cost—$308,859,871)—99.3%			316,186,004
Other assets in excess of liabilities—0.7%			2,244,713
Net assets—100.0%			$318,430,717

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
77	AUD	Australian Bond 3 Year Futures	September 2021	$6,581,485	$6,615,562	$34,077
22	EUR	German Euro Buxl 30 Year Futures	September 2021	5,280,545	5,612,004	331,459
34	EUR	Italian Government Bond Futures	September 2021	6,126,378	6,222,495	96,117
9	JPY	Japan Government Bond 10 Year Futures	September 2021	12,431,840	12,494,417	62,577
U.S. Treasury futures buy contracts:
2	USD	U.S. Long Bond Futures	September 2021	$313,152	$329,437	$16,285
36	USD	U.S. Treasury Note 5 Year Futures	September 2021	4,473,366	4,480,031	6,665
Total				$35,206,766	$35,753,946	$547,180

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
55	AUD	Australian Bond 10 Year Futures	September 2021	$(5,867,459)	$(5,868,504)	$(1,045)
12	CAD	Canada Government Bond 10 Year Futures	September 2021	(1,398,325)	(1,423,629)	(25,304)
2	EUR	German Euro BOBL Futures	September 2021	(318,067)	(321,142)	(3,075)
50	EUR	German Euro Bund Futures	September 2021	(10,239,181)	(10,472,803)	(233,622)
87	EUR	German Euro Schatz Futures	September 2021	(11,572,641)	(11,595,452)	(22,811)
60	GBP	United Kingdom Long Gilt Bond Futures	September 2021	(10,588,670)	(10,824,501)	(235,831)
U.S. Treasury futures sell contracts:
52	USD	U.S. Treasury Note 10 Year Futures	September 2021	$(6,857,705)	$(6,991,563)	$(133,858)
13	USD	U.S. Ultra Bond Futures	September 2021	(2,568,440)	(2,593,906)	(25,466)
70	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2021	(10,407,928)	(10,517,500)	(109,572)
Total				$(59,818,416)	$(60,609,000)	$(790,584)
Net unrealized appreciation (depreciation)						$(243,404)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CHF	3,283,240	CAD	4,506,788	08/23/21	$(14,028)
BB	EUR	26,277,894	USD	31,028,338	08/23/21	(155,831)
BB	GBP	2,580,916	EUR	3,016,710	08/23/21	(7,687)
BB	USD	1,924,405	CZK	41,880,483	08/23/21	23,163
BB	USD	363,815	NOK	3,187,922	08/23/21	(2,950)
BNP	EUR	1,008,301	SEK	10,271,527	08/23/21	(3,171)
BNP	EUR	340,844	USD	402,870	08/23/21	(1,612)
BNP	GBP	860,330	CAD	1,492,470	08/23/21	334
BNP	MXN	31,899,655	USD	1,589,867	08/23/21	(8,389)
BNP	SEK	18,982,745	USD	2,194,252	08/23/21	(11,240)
BNP	USD	1,757,037	EUR	1,480,485	08/23/21	(135)
BNP	USD	5,123,863	GBP	3,695,131	08/23/21	12,607
BNP	USD	1,004,654	HUF	305,174,697	08/23/21	4,129
BNP	USD	1,778,691	ILS	5,829,699	08/23/21	24,942
BNP	USD	1,479,984	PLN	5,739,669	08/23/21	9,970
BOA	USD	16,100,261	JPY	1,778,402,818	08/23/21	112,858
CITI	AUD	4,861,025	EUR	3,032,360	08/23/21	30,920
CITI	CAD	4,548,240	GBP	2,596,465	08/23/21	(36,262)
CITI	CAD	3,898,733	USD	3,126,078	08/23/21	1,157
CITI	EUR	3,032,851	JPY	393,808,139	08/23/21	(8,886)
CITI	GBP	1,747,980	USD	2,378,182	08/23/21	(51,622)
CITI	MXN	79,922,482	USD	3,978,248	08/23/21	(26,079)
CITI	USD	3,152,891	AUD	4,229,802	08/23/21	(48,554)
CITI	USD	4,014,766	NZD	5,723,218	08/23/21	(27,643)
CITI	USD	1,449,165	SGD	1,964,458	08/23/21	634
GSI	EUR	2,027,633	GBP	1,734,077	08/23/21	4,271
GSI	EUR	3,022,062	USD	3,574,253	08/23/21	(12,050)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	GBP	1,722,313	CAD	2,988,815	08/23/21	$1,476
GSI	ILS	1,293,150	USD	398,135	08/23/21	(1,949)
GSI	USD	3,578,613	JPY	393,258,045	08/23/21	6,593
GSI	USD	1,135,786	MXN	22,854,110	08/23/21	9,265
GSI	USD	210,378	RON	879,956	08/23/21	1,775
GSI	USD	1,019,147	THB	33,333,251	08/23/21	(5,098)
HSBC	EUR	2,016,603	SEK	20,521,154	08/23/21	(8,887)
HSBC	ILS	2,625,847	USD	795,759	08/23/21	(16,644)
HSBC	MXN	32,158,379	USD	1,590,510	08/23/21	(20,710)
HSBC	USD	834,935	EUR	707,622	08/23/21	4,806
RBC	EUR	1,385,181	USD	1,633,631	08/23/21	(10,174)
RBC	USD	1,579,702	CHF	1,451,203	08/23/21	23,142
RBC	USD	13,511,956	CNY	87,718,080	08/23/21	57,299
RBC	ZAR	17,617,911	USD	1,192,122	08/23/21	(7,384)
SCB	USD	437,695	GBP	320,675	08/23/21	8,064
TD	DKK	26,776,767	USD	4,249,880	08/23/21	(21,523)
TD	JPY	19,196,120	USD	175,268	08/23/21	263
Net unrealized appreciation (depreciation)						$(170,840)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$2,594,894	$—	$2,594,894
Corporate bonds	—	102,916,463	—	102,916,463
Mortgage-backed securities	—	16,873,502	—	16,873,502
Non-U.S. government agency obligations	—	139,116,615	—	139,116,615
U.S. government agency obligations	—	4,330,468	—	4,330,468
U.S. Treasury obligations	—	40,053,460	—	40,053,460
Short-term investments	—	10,270,537	—	10,270,537
Investment of cash collateral from securities loaned	—	30,065	—	30,065
Futures contracts	547,180	—	—	547,180
Forward foreign currency contracts	—	337,668	—	337,668
Total	$547,180	$316,523,672	$—	$317,070,852
Liabilities
Futures contracts	(790,584)	—	—	(790,584)
Forward foreign currency contracts	—	(508,508)	—	(508,508)
Total	$(790,584)	$(508,508)	$—	$(1,299,092)

At July 31, 2021, there were no transfers in or out of Level 3.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2021

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $39,678,543, represented 12.5% of the Portfolio's net assets at period end.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 13.78% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned 10.23%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 125. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Overweights and security selection in energy—exploration & production, support-services, gaming and gas distribution contributed most to relative performance. The Portfolio's performance was hurt by security selection in the automakers and telecom/satellite sectors. From a ratings perspective, an underweight in BB-rated issuers, as well as an overweight in CCC-rated issuers, were the biggest contributors to relative performance. Security selection across all ratings categories was the biggest driver of our outperformance.

Looking ahead, while the situation around COVID-19 has improved with ramped up vaccinations, there remains significant work to do. The current Delta variant has called into question some of the reopening momentum, as we have seen the re-emergence of mask guidelines and high hospitalizations in areas with low vaccination rates. Despite this challenge, we do expect the economic recovery to continue into the second half of the year, sustained by robust fiscal support, central bank largess, and low default rates. While these factors as well as healthy corporate profits, strong balance sheets, and lofty equity valuations justify tighter spreads, we view high yield valuations as fair, with modest total return potential going forward. The recent underperformance in emerging markets is giving us an additional opportunity to assess the recovery prospects there and may present a chance to further tilt the Portfolio in that direction.

Currency forwards were used during the reporting period to hedge the currency exposure of our portion of the Portfolio into US dollars. The use of currency forwards was beneficial for performance.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in high yield.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.48%	6.51%	5.87%
Class Y2	13.71	6.75	6.12
Class P3	13.78	6.70	6.07
After deducting maximum sales charge
Class A1	9.25	5.71	5.47
ICE BofAML Global High Yield Index (Hedged in USD)[4]	10.23	6.85	6.81

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A2	18.22%	7.12%	5.94%
Class Y3	18.34	7.36	6.19
Class P4	18.41	7.29	6.13
After deducting maximum sales charge
Class A2	13.79	6.30	5.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.24% and 1.06%; Class Y—0.93% and 0.88%; and Class P—1.10% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

5  On April 2019, Lipper changed the peer group classification for PACE High Yield Investments from the High Yield Funds category to the Global High Yield Funds category.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the per-

PACE High Yield Investments

formance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the ICE BofAML Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Characteristics
Weighted average duration	3.66 yrs
Weighted average maturity	6.48 yrs.
Average coupon	5.90%
Top ten fixed income holdings
Teva Pharmaceutical Finance Netherlands III BV, 6.000% due 04/15/24	0.5%
Carnival Corp., 5.750% due 03/01/27	0.5
Bausch Health Cos., Inc., 9.000% due 12/15/25	0.4
Petroleos Mexicanos, 6.500% due 06/02/41	0.4
Petroleos Mexicanos, 7.690% due 01/23/50	0.4
Petroleos Mexicanos, 6.875% due 10/16/25	0.4
Telecom Italia Finance SA, 7.750% due 01/24/33	0.4
Carnival PLC, 1.000% due 10/28/29	0.3
Life Time, Inc., 8.000% due 04/15/26	0.3
CSC Holdings LLC, 4.625% due 12/01/30	0.3
Total	3.9%
Top five issuer breakdown by country or territory of origin
United States	53.2%
United Kingdom	4.8
Mexico	4.1
Netherlands	3.8
China	3.6
Total	69.5%
Credit rating[2]
BB-	17.6%
B	13.2
BB+	10.8
NR	10.2
B+	10.0
BB	9.2
B-	8.4
CCC+	6.7
CCC	3.4
BBB	2.7
BBB-	1.3
CCC-	1.2
D	0.3
CC	0.2
A	0.0
Not rated	7.0
Cash equivalents and other assets less liabilities	4.0
Total	106.2%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—93.8%
Advertising—0.4%
Clear Channel International BV 6.625%, due 08/01/25[2]		200,000	$209,750
Clear Channel Outdoor Holdings, Inc. 7.500%, due 06/01/29[2]		125,000	129,758
7.750%, due 04/15/28[2]		250,000	260,705
Lamar Media Corp. 3.750%, due 02/15/28		25,000	25,375
4.000%, due 02/15/30		100,000	101,686
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, due 01/15/29[2]		75,000	75,133
5.000%, due 08/15/27[2]		225,000	229,500
			1,031,907
Aerospace & defense—1.1%
Egmv13793 10.000%, due 04/19/26[3]	EUR	87,441	5,186
Howmet Aerospace, Inc. 5.950%, due 02/01/37		300,000	380,466
Rolls-Royce PLC 4.625%, due 02/16/26[2]	EUR	100,000	128,856
4.625%, due 02/16/26[4]	EUR	575,000	740,924
Spirit AeroSystems, Inc. 4.600%, due 06/15/28		100,000	96,750
5.500%, due 01/15/25[2]		75,000	78,750
7.500%, due 04/15/25[2]		150,000	159,000
TransDigm, Inc. 4.625%, due 01/15/29[2]		225,000	224,437
4.875%, due 05/01/29[2]		175,000	175,277
5.500%, due 11/15/27		650,000	671,125
7.500%, due 03/15/27		150,000	158,895
Triumph Group, Inc. 6.250%, due 09/15/24[2]		50,000	50,250
7.750%, due 08/15/25		125,000	125,625
8.875%, due 06/01/24[2]		63,000	69,773
			3,065,314
Agriculture—0.7%
Amaggi Luxembourg International Sarl 5.250%, due 01/28/28[2]		300,000	313,200
Camposol SA 6.000%, due 02/03/27[2]		300,000	308,250
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		275,000	281,531
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	78,547
MHP Lux SA 6.250%, due 09/19/29[4]		500,000	495,290
Tereos Finance Groupe I SA 7.500%, due 10/30/25[2]	EUR	150,000	189,957
7.500%, due 10/30/25[4]	EUR	100,000	126,638
Turning Point Brands, Inc. 5.625%, due 02/15/26[2]		75,000	78,000
	Face amount[1]		Value
Corporate bonds—(continued)
Agriculture—(concluded)
Vector Group Ltd. 5.750%, due 02/01/29[2]		100,000	$101,500
			1,972,913
Airlines—1.3%
Air France-KLM 1.875%, due 01/16/25[4]	EUR	200,000	221,532
American Airlines Group, Inc. 5.000%, due 06/01/22[2,5]		100,000	99,750
American Airlines, Inc. 11.750%, due 07/15/25[2]		325,000	406,250
American Airlines, Inc./Advantage Loyalty IP Ltd. 5.750%, due 04/20/29[2]		125,000	134,835
American Airlines, Inc./Advantage Loyalty IP Ltd. 5.500%, due 04/20/26[2]		100,000	104,625
Delta Air Lines, Inc. 3.625%, due 03/15/22		50,000	50,374
7.000%, due 05/01/25[2]		44,000	51,755
7.375%, due 01/15/26		75,000	88,291
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.500%, due 10/20/25[2]		100,000	107,500
4.750%, due 10/20/28[2]		25,000	27,937
Gol Finance SA 7.000%, due 01/31/25		530,000	491,890
Hawaiianmiles Loyalty, Ltd. 5.750%, due 01/20/26[2]		125,000	131,030
International Consolidated Airlines Group SA 1.500%, due 07/04/27[4]	EUR	600,000	640,555
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[2]		25,000	27,219
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000%, due 09/20/25[2]		75,000	84,187
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[4]	EUR	400,000	387,192
5.625%, due 12/02/24[2]	EUR	200,000	193,596
United Airlines Holdings, Inc. 5.000%, due 02/01/24[5]		25,000	25,922
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27		46,374	51,586
United Airlines, Inc. 4.375%, due 04/15/26[2]		100,000	102,888
4.625%, due 04/15/29[2]		125,000	128,594
			3,557,508
Apparel—0.2%
CT Investment GmbH 5.500%, due 04/15/26[2]	EUR	450,000	547,743

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—1.7%
Ford Motor Co. 5.291%, due 12/08/46		25,000	$28,609
8.500%, due 04/21/23		600,000	666,138
9.000%, due 04/22/25		300,000	369,285
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	275,000	341,779
3.250%, due 09/15/25	EUR	150,000	192,989
3.375%, due 11/13/25		200,000	208,799
3.815%, due 11/02/27		200,000	210,000
4.000%, due 11/13/30		200,000	211,500
4.063%, due 11/01/24		200,000	211,969
4.134%, due 08/04/25		200,000	213,960
5.113%, due 05/03/29		600,000	679,344
5.125%, due 06/16/25		200,000	220,250
Jaguar Land Rover Automotive PLC 4.500%, due 07/15/28[2]	EUR	100,000	119,515
5.500%, due 07/15/29[2]		200,000	200,014
5.875%, due 01/15/28[2]		200,000	207,230
6.875%, due 11/15/26[4]	EUR	100,000	135,640
7.750%, due 10/15/25[2]		200,000	216,952
Mclaren Finance PLC 7.500%, due 08/01/26[2]		200,000	203,000
TML Holdings Pte Ltd. 5.500%, due 06/03/24[4]		200,000	205,300
			4,842,273
Auto parts & equipment—2.1%
Adient Global Holdings Ltd. 3.500%, due 08/15/24[4]	EUR	275,000	334,178
Adient U.S. LLC 9.000%, due 04/15/25[2]		125,000	136,650
Adler Pelzer Holding GmbH 4.125%, due 04/01/24[4]	EUR	225,000	259,632
Clarios Global LP 6.750%, due 05/15/25[2]		67,000	71,020
Clarios Global LP/Clarios U.S. Finance Co. 8.500%, due 05/15/27[2]		325,000	351,000
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		125,000	115,120
13.000%, due 06/01/24[2]		100,000	113,207
Dana Financing Luxembourg Sarl 3.000%, due 07/15/29[2]	EUR	225,000	274,963
Dana, Inc. 4.250%, due 09/01/30		75,000	77,932
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		125,000	134,545
Faurecia SE 3.125%, due 06/15/26[4,5]	EUR	250,000	306,361
Goodyear Tire & Rubber Co. 5.000%, due 05/31/26		75,000	76,924
5.000%, due 07/15/29[2]		125,000	131,496
5.250%, due 07/15/31[2]		125,000	131,875
9.500%, due 05/31/25		500,000	553,600
Grupo Antolin-Irausa SA 3.500%, due 04/30/28[2]	EUR	125,000	146,508
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
IHO Verwaltungs GmbH 3.625% Cash or 4.375% PIK, 3.625%, due 05/15/25[4,6]	EUR	100,000	$120,642
3.875% Cash or 4.625% PIK, 3.875%, due 05/15/27[4,6]	EUR	325,000	396,718
Nemak SAB de CV 2.250%, due 07/20/28[2]	EUR	125,000	147,955
3.625%, due 06/28/31[2]		400,000	400,400
Real Hero Merger Sub 2, Inc. 6.250%, due 02/01/29[2]		25,000	25,848
Schaeffler AG 3.375%, due 10/12/28[4]	EUR	200,000	262,256
Standard Profil Automotive GmbH 6.250%, due 04/30/26[2]	EUR	300,000	339,860
6.250%, due 04/30/26[4]	EUR	100,000	113,287
Tenneco, Inc. 5.000%, due 07/15/26[5]		250,000	246,562
5.125%, due 04/15/29[2]		125,000	128,438
7.875%, due 01/15/29[2]		250,000	282,500
Titan International, Inc. 7.000%, due 04/30/28[2]		100,000	104,300
			5,783,777
Banks—3.0%
Akbank T.A.S. 5.000%, due 10/24/22[4]		550,000	563,612
Banca Monte dei Paschi di Siena SpA 1.875%, due 01/09/26[4]	EUR	300,000	358,854
(fixed, converts to FRN on 01/18/23), 5.375%, due 01/18/28[4,5]	EUR	250,000	241,838
Banco de Bogota SA 5.375%, due 02/19/23[2]		250,000	260,203
6.250%, due 05/12/26[4]		500,000	547,000
Banco do Brasil SA 5.875%, due 01/26/22[2]		450,000	458,803
Banco Industrial SA (fixed, converts to FRN on 01/29/26), 4.875%, due 01/29/31[2]		150,000	155,250
Bangkok Bank PCL (fixed, converts to FRN on 09/25/29), 3.733%, due 09/25/34[4]		200,000	207,904
Bank of America Corp., Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[7]		175,000	204,312
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[7]		75,000	79,972
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[7]	GBP	200,000	316,573
(fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[7]		400,000	453,500

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[4,7]	EUR	400,000	$534,999
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[5,7]		75,000	78,705
Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[7]		125,000	144,687
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[7]		200,000	207,140
Goldman Sachs Group, Inc., Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[7]		75,000	80,603
Intesa Sanpaolo SpA 3.928%, due 09/15/26[4,5]	EUR	500,000	670,487
Inversiones Atlantida SA 7.500%, due 05/19/26[2]		200,000	208,000
Itau Unibanco Holding SA 2.900%, due 01/24/23[4]		400,000	407,400
JPMorgan Chase & Co., Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[7]		75,000	77,625
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[7]		200,000	220,880
Series U, (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[5,7]		150,000	163,380
Natwest Group PLC (fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[7]		200,000	200,300
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	76,500
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	272,000
Ukreximbank Via Biz Finance PLC 9.750%, due 01/22/25[4]		180,250	195,177
UniCredit SpA (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[4]	EUR	400,000	479,496
(fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[4]	EUR	325,000	396,343
Yapi ve Kredi Bankasi AS 8.250%, due 10/15/24[2]		200,000	219,000
			8,480,543
Beverages—0.4%
Central American Bottling Corp. 5.750%, due 01/31/27[4]		200,000	207,850
5.750%, due 01/31/27[2]		400,000	415,700
	Face amount[1]		Value
Corporate bonds—(continued)
Beverages—(concluded)
Coca-Cola Icecek AS 4.215%, due 09/19/24[4]		200,000	$209,926
Primo Water Holdings, Inc. 4.375%, due 04/30/29[2]		125,000	125,000
Triton Water Holdings, Inc. 6.250%, due 04/01/29[2]		100,000	100,125
			1,058,601
Biotechnology—0.0%†
HCRX Investments Holdco LP 4.500%, due 08/01/29[2]		75,000	76,500
Building materials—2.1%
APi Group DE, Inc. 4.125%, due 07/15/29[2]		175,000	170,625
Builders FirstSource, Inc. 4.250%, due 02/01/32[2]		125,000	127,813
5.000%, due 03/01/30[2]		100,000	106,375
6.750%, due 06/01/27[2]		201,000	215,070
Cemex SAB de CV 3.875%, due 07/11/31[2]		500,000	517,750
(fixed, converts to FRN on 09/08/26), 5.125%, due 09/08/26[2,7]		200,000	209,962
5.200%, due 09/17/30[2]		200,000	219,000
5.450%, due 11/19/29[4]		200,000	219,096
5.450%, due 11/19/29[2]		200,000	219,096
Compact Bidco BV 5.750%, due 05/01/26[2]	EUR	200,000	234,723
CP Atlas Buyer, Inc. 7.000%, due 12/01/28[2]		100,000	103,203
Griffon Corp. 5.750%, due 03/01/28		250,000	263,030
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[4]		500,000	512,437
James Hardie International Finance DAC 3.625%, due 10/01/26[2]	EUR	150,000	181,496
3.625%, due 10/01/26[4]	EUR	125,000	151,247
JELD-WEN, Inc. 4.625%, due 12/15/25[2]		125,000	127,344
6.250%, due 05/15/25[2]		100,000	106,250
Masonite International Corp. 3.500%, due 02/15/30[2]		100,000	100,768
Patrick Industries, Inc. 4.750%, due 05/01/29[2]		125,000	127,588
7.500%, due 10/15/27[2]		125,000	135,938
PGT Innovations, Inc. 6.750%, due 08/01/26[2]		200,000	209,000
SRM Escrow Issuer LLC 6.000%, due 11/01/28[2]		275,000	293,562
Standard Industries, Inc. 2.250%, due 11/21/26[2]	EUR	275,000	321,161
2.250%, due 11/21/26[4]	EUR	325,000	379,554
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2]		100,000	106,125
6.500%, due 03/15/27[2]		50,000	52,448

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—(concluded)
U.S. Concrete, Inc. 5.125%, due 03/01/29[2]		100,000	$109,250
Victors Merger Corp. 6.375%, due 05/15/29[2]		100,000	100,500
West China Cement Ltd. 4.950%, due 07/08/26[4]		200,000	195,764
			5,816,175
Chemicals—2.5%
Braskem Netherlands Finance BV (fixed, converts to FRN on 10/24/25), 8.500%, due 01/23/81[2]		250,000	288,127
(fixed, converts to FRN on 10/24/25), 8.500%, due 01/23/81[4]		300,000	345,753
Chemours Co. 4.000%, due 05/15/26	EUR	475,000	575,306
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	112,813
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, due 06/15/28[2]		50,000	52,063
INEOS Finance PLC 3.375%, due 03/31/26[2]	EUR	100,000	122,480
INEOS Quattro Finance 1 PLC 3.750%, due 07/15/26[2]	EUR	100,000	122,025
3.750%, due 07/15/26[4]	EUR	208,000	253,813
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		150,000	161,625
Iris Holdings, Inc., 8.750% Cash or 9.500% PIK, 8.750%, due 02/15/26[2,6]		125,000	127,494
Methanex Corp. 5.125%, due 10/15/27		75,000	81,186
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	104,500
Nobian Finance BV 3.625%, due 07/15/26[2]	EUR	300,000	355,410
NOVA Chemicals Corp. 4.250%, due 05/15/29[2]		75,000	75,871
5.000%, due 05/01/25[2]		50,000	53,450
5.250%, due 06/01/27[2]		150,000	161,625
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.750%, due 04/30/26[2]		50,000	51,438
OCI NV 4.625%, due 10/15/25[2]		179,000	185,041
OCP SA 3.750%, due 06/23/31[2]		200,000	202,614
6.875%, due 04/25/44[4]		500,000	613,686
Olin Corp. 5.000%, due 02/01/30		75,000	80,344
5.625%, due 08/01/29		250,000	274,687
9.500%, due 06/01/25[2]		150,000	187,312
Polar US Borrower LLC/Schenectady International Group, Inc. 6.750%, due 05/15/26[2]		100,000	101,600
	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Sasol Financing USA LLC 5.500%, due 03/18/31		300,000	$312,750
5.875%, due 03/27/24		300,000	317,400
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[2]		150,000	149,813
6.625%, due 05/01/29[2]		175,000	173,250
SPCM SA 4.875%, due 09/15/25[2]		200,000	204,766
TPC Group, Inc. 10.500%, due 08/01/24[2]		225,000	221,623
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.125%, due 04/01/29[2]		165,000	167,887
5.375%, due 09/01/25[2]		250,000	255,175
Tronox, Inc. 4.625%, due 03/15/29[2]		175,000	177,844
WR Grace & Co-Conn 4.875%, due 06/15/27[2]		150,000	158,437
			6,829,208
Coal—0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[3,8,10]		550,000	5,500
Indika Energy Capital IV Pte Ltd. 8.250%, due 10/22/25[2]		300,000	314,754
Murray Energy Corp. 0.000%, due 04/15/24[2,3,9,10]		1,268,689	0
			320,254
Commercial services—3.3%
ADT Security Corp. 4.125%, due 08/01/29[2]		100,000	100,595
4.875%, due 07/15/32[2]		150,000	155,625
Adtalem Global Education, Inc. 5.500%, due 03/01/28[2]		275,000	282,219
Ahern Rentals, Inc. 7.375%, due 05/15/23[2,5]		375,000	340,080
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000%, due 06/01/29[2]		200,000	200,250
6.625%, due 07/15/26[2]		25,000	26,469
9.750%, due 07/15/27[2]		225,000	246,622
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 3.625%, due 06/01/28[2]	EUR	450,000	530,734
4.625%, due 06/01/28[2]		200,000	200,000
4.875%, due 06/01/28[2]	GBP	300,000	413,803
Alta Equipment Group, Inc. 5.625%, due 04/15/26[2]		50,000	51,750
AMN Healthcare, Inc. 4.000%, due 04/15/29[2]		150,000	153,750
APX Group, Inc. 5.750%, due 07/15/29[2]		150,000	150,603

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(continued)
Arena Luxembourg Finance SARL 1.875%, due 02/01/28[2]	EUR	100,000	$109,894
1.875%, due 02/01/28[4]	EUR	125,000	137,368
ASGN, Inc. 4.625%, due 05/15/28[2]		150,000	156,544
Autostrade per l'Italia SpA 1.875%, due 09/26/29[4]	EUR	100,000	123,133
2.000%, due 01/15/30[4]	EUR	375,000	464,199
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750%, due 04/01/28[2]		75,000	76,105
5.250%, due 03/15/25[2]		16,000	16,180
5.375%, due 03/01/29[2,5]		100,000	104,000
5.750%, due 07/15/27[2,5]		25,000	26,121
Carriage Services, Inc. 4.250%, due 05/15/29[2]		75,000	74,812
EC Finance PLC 2.375%, due 11/15/22[4]	EUR	300,000	356,088
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	182,110
House of Finance N.V. 4.375%, due 07/15/26[4]	EUR	200,000	241,388
Kapla Holding SAS 3.375%, due 12/15/26[4]	EUR	375,000	440,795
La Financiere Atalian SASU 5.125%, due 05/15/25[4]	EUR	325,000	384,055
Metis Merger Sub LLC 6.500%, due 05/15/29[2]		150,000	147,115
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2,5]		350,000	327,110
Modulaire Global Finance PLC 8.000%, due 02/15/23[2]		200,000	205,500
MoneyGram International, Inc. 5.375%, due 08/01/26[2]		100,000	103,750
NESCO Holdings II, Inc. 5.500%, due 04/15/29[2]		125,000	128,991
Nexi SpA 2.125%, due 04/30/29[4]	EUR	500,000	591,642
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[2]		75,000	79,219
5.875%, due 10/01/30[2]		50,000	54,745
Paysafe Finance PLC/Paysafe Holdings US Corp. 3.000%, due 06/15/29[2]	EUR	175,000	204,833
4.000%, due 06/15/29[2]		75,000	72,824
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[2]		50,000	48,635
5.250%, due 04/15/24[2]		75,000	80,156
6.250%, due 01/15/28[2]		75,000	78,274
Q-Park Holding I BV 2.000%, due 03/01/27[2]	EUR	100,000	111,791
2.000%, due 03/01/27[4]	EUR	275,000	307,424
Rent-A-Center, Inc. 6.375%, due 02/15/29[2]		100,000	107,375
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Sabre GLBL, Inc. 7.375%, due 09/01/25[2]		25,000	$26,699
9.250%, due 04/15/25[2]		150,000	175,500
Service Corp. International 4.000%, due 05/15/31		125,000	129,044
Square, Inc. 3.500%, due 06/01/31[2]		50,000	51,955
United Rentals North America, Inc.[10] 3.750%, due 01/15/32		75,000	75,000
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		125,000	132,031
WW International, Inc. 4.500%, due 04/15/29[2]		75,000	76,029
			9,060,934
Computers—1.3%
Ahead DB Holdings LLC 6.625%, due 05/01/28[2]		25,000	25,750
Banff Merger Sub, Inc. 8.375%, due 09/01/26[4]	EUR	175,000	216,935
9.750%, due 09/01/26[2]		225,000	236,531
Dell International LLC/EMC Corp. 7.125%, due 06/15/24[2]		125,000	127,886
Diebold Nixdorf Dutch Holding BV 9.000%, due 07/15/25[2]	EUR	100,000	129,382
9.000%, due 07/15/25[4,5]	EUR	300,000	388,146
Diebold Nixdorf, Inc. 8.500%, due 04/15/24[5]		175,000	178,345
9.375%, due 07/15/25[2]		100,000	109,875
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]		225,000	157,500
NCR Corp. 5.000%, due 10/01/28[2]		125,000	128,722
5.125%, due 04/15/29[2]		300,000	312,252
5.250%, due 10/01/30[2]		75,000	78,938
5.750%, due 09/01/27[2]		225,000	237,375
6.125%, due 09/01/29[2]		200,000	216,902
8.125%, due 04/15/25[2]		50,000	54,313
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]		150,000	154,588
8.250%, due 02/01/28[2]		250,000	271,562
Science Applications International Corp. 4.875%, due 04/01/28[2]		200,000	209,750
Seagate HDD Cayman 3.125%, due 07/15/29[2]		100,000	98,000
3.375%, due 07/15/31[2]		100,000	98,484
Vericast Corp. 8.375%, due 08/15/22[2,5]		125,000	127,813
			3,559,049
Cosmetics & personal care—0.1%
Edgewell Personal Care Co. 4.125%, due 04/01/29[2]		175,000	176,094
5.500%, due 06/01/28[2]		125,000	132,359
			308,453

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Distribution & wholesale—0.3%
Avient Corp. 5.750%, due 05/15/25[2]		150,000	$157,500
BCPE Empire Holdings, Inc. 7.625%, due 05/01/27[2]		175,000	175,875
H&E Equipment Services, Inc. 3.875%, due 12/15/28[2]		50,000	49,562
IAA, Inc. 5.500%, due 06/15/27[2]		125,000	131,094
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]		125,000	127,969
Univar Solutions USA, Inc. 5.125%, due 12/01/27[2]		225,000	235,471
			877,471
Diversified financial services—2.6%
AG Issuer LLC 6.250%, due 03/01/28[2]		150,000	157,306
Ally Financial, Inc. 8.000%, due 11/01/31		105,000	150,094
Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[7]		50,000	52,300
Amigo Luxembourg SA 7.625%, due 01/15/24[4]	GBP	225,000	286,479
Bracken MidCo1 PLC, 8.875%, due 10/15/23[4,6]	GBP	300,000	428,989
Credito Real SAB de CV 5.000%, due 02/01/27[4]	EUR	275,000	267,447
Curo Group Holdings Corp. 7.500%, due 08/01/28[2]		50,000	50,867
doValue S.p.A 3.375%, due 07/31/26[2]	EUR	150,000	178,606
5.000%, due 08/04/25[2]	EUR	325,000	403,844
Enact Holdings, Inc. 6.500%, due 08/15/25[2]		125,000	135,540
Encore Capital Group, Inc. 4.250%, due 06/01/28[2]	GBP	125,000	173,316
Garfunkelux Holdco 3 SA 6.750%, due 11/01/25[2]	EUR	325,000	399,971
7.750%, due 11/01/25[2]	GBP	100,000	144,231
Global Aircraft Leasing Co. Ltd., 6.500% Cash or 7.250% PIK,
6.500%, due 09/15/24[2,6]		327,679	329,317
International Personal Finance PLC 9.750%, due 11/12/25	EUR	300,000	385,235
Iqera Group SAS 6.500%, due 09/30/24[2]	EUR	100,000	122,480
Jefferson Capital Holdings LLC 6.000%, due 08/15/26[2]		150,000	151,875
Midcap Financial Issuer Trust 6.500%, due 05/01/28[2]		200,000	207,898
Mulhacen Pte Ltd., 6.500% Cash or 7.250% PIK, 6.500%, due 08/01/23[4,6]	EUR	389,757	386,061
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[2]		125,000	$124,688
5.500%, due 08/15/28[2]		150,000	152,438
6.000%, due 01/15/27[2]		75,000	78,188
Navient Corp. 5.000%, due 03/15/27		25,000	26,000
5.625%, due 08/01/33		150,000	145,688
6.125%, due 03/25/24		350,000	379,750
6.750%, due 06/25/25		100,000	111,369
6.750%, due 06/15/26		200,000	224,250
Newday Bondco PLC 7.375%, due 02/01/24[4]	GBP	100,000	140,633
7.375%, due 02/01/24[2]	GBP	100,000	140,633
OneMain Finance Corp. 5.375%, due 11/15/29		25,000	27,462
6.625%, due 01/15/28		100,000	115,500
7.125%, due 03/15/26		400,000	471,000
8.875%, due 06/01/25		50,000	54,999
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		125,000	125,881
PennyMac Financial Services, Inc. 4.250%, due 02/15/29[2]		175,000	169,408
Shriram Transport Finance Co. Ltd. 5.100%, due 07/16/23[4]		200,000	200,750
VistaJet Malta Finance PLC/XO Management Holding, Inc. 10.500%, due 06/01/24[2]		175,000	190,015
			7,290,508
Electric—2.5%
AES Andres BV 5.700%, due 05/04/28[2]		400,000	413,000
AES El Salvador Trust II 6.750%, due 03/28/23[4]		450,000	430,397
Calpine Corp. 4.500%, due 02/15/28[2]		175,000	180,250
4.625%, due 02/01/29[2]		125,000	123,281
5.000%, due 02/01/31[2]		75,000	75,750
5.125%, due 03/15/28[2]		300,000	303,750
Capex SA 6.875%, due 05/15/24[4]		200,000	184,502
6.875%, due 05/15/24[2]		225,000	208,027
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	206,400
Clean Renewable Power Mauritius Pte Ltd. 4.250%, due 03/25/27[2]		200,000	198,340
4.250%, due 03/25/27[4]		200,000	198,340
Clearway Energy Operating LLC 3.750%, due 02/15/31[2]		25,000	25,000
4.750%, due 03/15/28[2]		50,000	53,000
5.000%, due 09/15/26		175,000	179,109

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
ContourGlobal Power Holdings SA 3.125%, due 01/01/28[2]	EUR	100,000	$120,856
4.125%, due 08/01/25[4]	EUR	175,000	211,858
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	205,750
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[4]		400,000	442,875
6.750%, due 08/06/23[4]		410,000	426,904
FirstEnergy Corp., Series C, 5.600%, due 07/15/47[11]		225,000	282,879
GenOn Energy, Inc. 3.000%, due 06/15/17[3,8,10]		75,000	0
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[2]		50,000	51,000
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	371,250
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		275,000	289,437
NRG Energy, Inc. 3.375%, due 02/15/29[2]		25,000	24,875
3.625%, due 02/15/31[2]		75,000	75,563
6.625%, due 01/15/27		150,000	155,280
7.250%, due 05/15/26		150,000	156,030
Pacific Gas and Electric Co. 4.550%, due 07/01/30		50,000	53,358
PG&E Corp. 5.000%, due 07/01/28[5]		75,000	73,031
SMC Global Power Holdings Corp. (fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[4,7]		200,000	203,107
Star Energy Geothermal Wayang Windu Ltd. 6.750%, due 04/24/33[4]		221,675	251,047
Talen Energy Supply LLC 6.625%, due 01/15/28[2,5]		75,000	66,563
7.250%, due 05/15/27[2]		25,000	22,804
10.500%, due 01/15/26[2]		225,000	149,625
Vistra Operations Co. LLC 4.375%, due 05/01/29[2]		225,000	230,625
5.500%, due 09/01/26[2]		300,000	309,000
			6,952,863
Electrical components & equipment—0.4%
Belden, Inc. 3.375%, due 07/15/27[4]	EUR	100,000	121,555
3.875%, due 03/15/28[4]	EUR	350,000	430,788
Energizer Gamma Acquisition BV 3.500%, due 06/30/29[2]	EUR	275,000	326,626
Senvion Holding GmbH 3.875%, due 10/25/22[4,9]	EUR	400,000	2,392
WESCO Distribution, Inc. 7.125%, due 06/15/25[2]		125,000	134,374
7.250%, due 06/15/28[2]		150,000	166,950
			1,182,685
	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—0.4%
Atkore, Inc. 4.250%, due 06/01/31[2]		75,000	$76,687
Brightstar Escrow Corp. 9.750%, due 10/15/25[2]		100,000	107,000
Imola Merger Corp. 4.750%, due 05/15/29[2]		650,000	670,923
Sensata Technologies BV 4.000%, due 04/15/29[2]		200,000	205,250
Sensata Technologies, Inc. 3.750%, due 02/15/31[2]		75,000	75,563
TTM Technologies, Inc. 4.000%, due 03/01/29[2,5]		100,000	100,625
			1,236,048
Energy-Alternate Sources—0.6%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[2]		300,000	315,079
Continuum Energy Levanter Pte Ltd. 4.500%, due 02/09/27[2]		200,000	202,000
Greenko Solar Mauritius Ltd. 5.550%, due 01/29/25		300,000	306,008
Investment Energy Resources Ltd. 6.250%, due 04/26/29[2]		200,000	218,000
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		300,000	314,258
ReNew Power Synthetic 6.670%, due 03/12/24[2]		200,000	207,250
Renewable Energy Group, Inc. 5.875%, due 06/01/28[2]		50,000	52,125
TerraForm Power Operating LLC 4.750%, due 01/15/30[2]		125,000	131,563
5.000%, due 01/31/28[2]		50,000	54,000
			1,800,283
Engineering & construction—1.2%
Aeropuertos Argentina 2000 SA, 6.875%, due 02/01/27[4,6]		180,820	154,296
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[4]		810,000	847,361
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		275,000	279,672
GMR Hyderabad International Airport Ltd. 4.750%, due 02/02/26[2]		300,000	304,055
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2]		175,000	179,305
9.750%, due 07/15/28[2]		150,000	167,250
OHL Operaciones SA, 5.100% Cash and 1.500% PIK, 6.600%, due 03/31/26[2,6]	EUR	270,000	278,650
Promontoria Holding 264 BV 6.750%, due 08/15/23[4]	EUR	575,000	661,945
Sarens Finance Co., N.V. 5.750%, due 02/21/27[4]	EUR	113,000	133,376

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Engineering & construction—(concluded)
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[2]		200,000	$206,834
			3,212,744
Entertainment—3.5%
Affinity Gaming 6.875%, due 12/15/27[2]		150,000	159,045
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500%, due 02/15/28[2]		100,000	99,750
AMC Entertainment Holdings, Inc. 10.500%, due 04/24/26[2]		28,000	29,715
10.000% Cash or 12.000% PIK, 12.000%, due 06/15/26[2,6]		349,932	312,314
ASR Media & Sponsorship SpA 5.125%, due 08/01/24[2]	EUR	269,300	310,640
5.125%, due 08/01/24[4]	EUR	220,336	254,160
Boyne USA, Inc. 4.750%, due 05/15/29[2]		100,000	103,125
Caesars Entertainment, Inc. 8.125%, due 07/01/27[2]		275,000	302,412
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2]		400,000	403,262
5.750%, due 07/01/25[2]		25,000	26,281
Cedar Fair LP 5.250%, due 07/15/29		27,000	27,430
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24		75,000	75,375
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 6.500%, due 10/01/28[5]		175,000	188,183
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	77,719
5.500%, due 04/01/27[2]		150,000	155,967
Cinemark USA, Inc. 5.250%, due 07/15/28[2]		300,000	282,000
5.875%, due 03/15/26[2]		125,000	122,813
Codere Finance 2 Luxembourg SA 10.750%, due 09/30/23[4,11]	EUR	98,000	122,646
4.500% Cash and 6.250% PIK, 10.750%, due 11/01/23[4,6]	EUR	360,937	303,293
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[2]		150,000	156,375
Everi Holdings, Inc. 5.000%, due 07/15/29[2]		50,000	51,125
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	225,000
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		325,000	344,500
Inter Media and Communication SpA 4.875%, due 12/31/22[4]	EUR	256,942	303,654
4.875%, due 12/31/22[4]	EUR	170,796	201,846
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
International Game Technology PLC 4.125%, due 04/15/26[2]		200,000	$208,304
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		225,000	234,281
LHMC Finco 2 SARL, 7.250% Cash or 8.000% PIK, 7.250%, due 10/02/25[4,6]	EUR	208,000	239,324
Live Nation Entertainment, Inc. 3.750%, due 01/15/28[2]		25,000	25,061
5.625%, due 03/15/26[2]		100,000	104,125
Merlin Entertainments Ltd. 5.750%, due 06/15/26[2]		219,000	228,307
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[2]		125,000	125,625
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,5]		325,000	340,031
8.000%, due 02/01/26[2]		200,000	208,232
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In 8.500%, due 11/15/27[2]		50,000	53,875
Penn National Gaming, Inc. 4.125%, due 07/01/29[2]		75,000	73,946
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.875%, due 11/01/26[2]		75,000	76,125
Sazka Group AS 3.875%, due 02/15/27[2]	EUR	200,000	238,362
3.875%, due 02/15/27[4]	EUR	200,000	239,077
4.125%, due 11/20/24[4]	EUR	428,000	517,916
Scientific Games International, Inc. 3.375%, due 02/15/26[4]	EUR	300,000	356,409
3.375%, due 02/15/26[2]	EUR	175,000	207,905
5.500%, due 02/15/26[2]	EUR	275,000	333,559
7.000%, due 05/15/28[2]		425,000	457,937
7.250%, due 11/15/29[2]		75,000	84,104
8.250%, due 03/15/26[2]		150,000	159,189
SeaWorld Parks & Entertainment, Inc. 9.500%, due 08/01/25[2]		428,000	462,240
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		75,000	77,978
7.750%, due 04/15/25[2]		125,000	133,084
			9,823,626
Environmental control—0.2%
Covanta Holding Corp. 5.000%, due 09/01/30		100,000	107,315
Derichebourg SA 2.250%, due 07/15/28[2]	EUR	100,000	120,748
GFL Environmental, Inc. 4.000%, due 08/01/28[2,5]		100,000	98,824

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Environmental control—(concluded)
Madison IAQ LLC 4.125%, due 06/30/28[2]		50,000	$50,073
5.875%, due 06/30/29[2]		150,000	151,605
			528,565
Food—2.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, due 03/15/29[2]		50,000	50,500
4.625%, due 01/15/27[2]		150,000	158,700
5.750%, due 03/15/25		8,000	8,164
Boparan Finance PLC 7.625%, due 11/30/25[2]	GBP	200,000	246,086
C&S Group Enterprises LLC 5.000%, due 12/15/28[2]		100,000	99,250
Casino Guichard Perrachon SA (fixed, converts to FRN on 01/31/24), 3.992%, due 01/31/24[4,7]	EUR	500,000	427,100
Grupo KUO SAB De CV 5.750%, due 07/07/27[4]		750,000	784,125
HJ Heinz Finance UK PLC 6.250%, due 02/18/30	GBP	100,000	180,656
Iceland Bondco PLC 4.375%, due 05/15/28[2]	GBP	150,000	193,355
4.375%, due 05/15/28[4]	GBP	150,000	193,355
4.625%, due 03/15/25[4]	GBP	200,000	271,050
Ingles Markets, Inc. 4.000%, due 06/15/31[2]		150,000	150,861
JBS USA Food Co. 5.750%, due 01/15/28[2]		300,000	316,200
7.000%, due 01/15/26[2]		400,000	423,500
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.750%, due 12/01/31[2]		25,000	25,688
5.500%, due 01/15/30[2]		200,000	223,250
Kraft Heinz Foods Co. 4.125%, due 07/01/27[4]	GBP	100,000	155,993
4.875%, due 10/01/49		50,000	62,362
5.000%, due 06/04/42		125,000	156,641
5.200%, due 07/15/45		250,000	316,638
6.500%, due 02/09/40		250,000	357,064
Minerva Luxembourg SA 4.375%, due 03/18/31[2]		250,000	245,625
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		150,000	153,375
NBM US Holdings, Inc. 7.000%, due 05/14/26[4]		500,000	533,700
Nomad Foods Bondco PLC 2.500%, due 06/24/28[2]	EUR	100,000	120,869
Performance Food Group, Inc. 4.250%, due 08/01/29[2]		125,000	127,031
5.500%, due 10/15/27[2]		100,000	104,167
Picard Groupe SAS 3.875%, due 07/01/26[2]	EUR	125,000	150,868
Quatrim SASU 5.875%, due 01/15/24[4]	EUR	100,000	122,480
	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Rallye SA, Series COFP, 5.520%, due 02/01/22[4,9]	EUR	300,000	$120,997
SEG Holding LLC/SEG Finance Corp. 5.625%, due 10/15/28[2]		250,000	262,813
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625%, due 03/01/29[2]		125,000	126,200
Ulker Biskuvi Sanayi AS 6.950%, due 10/30/25[2]		250,000	270,749
United Natural Foods, Inc. 6.750%, due 10/15/28[2]		50,000	53,875
US Foods, Inc. 4.750%, due 02/15/29[2]		200,000	204,000
6.250%, due 04/15/25[2]		100,000	105,371
			7,502,658
Food Service—0.0%†
TKC Holdings, Inc. 10.500%, due 05/15/29[2]		100,000	107,273
Forest Products & Paper—0.2%
Appvion, Inc. 9.000%, due 06/01/25[2,3,8,10]		650,000	6,500
Mercer International, Inc. 5.125%, due 02/01/29		150,000	152,812
WEPA Hygieneprodukte GmbH 2.875%, due 12/15/27[4]	EUR	375,000	438,106
			597,418
Gas—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		50,000	55,155
5.750%, due 05/20/27		150,000	169,125
			224,280
Hand & machine tools—0.2%
Norican A/S 4.500%, due 05/15/23[4]	EUR	200,000	231,650
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		200,000	208,000
			439,650
Healthcare-products—0.1%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[2]		90,000	98,080
7.375%, due 06/01/25[2]		75,000	80,250
			178,330
Healthcare-services—2.4%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[2]		100,000	104,750
5.500%, due 07/01/28[2]		125,000	133,281
AHP Health Partners, Inc. 5.750%, due 07/15/29[2]		75,000	75,844

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(continued)
Air Methods Corp. 8.000%, due 05/15/25[2]		200,000	$188,500
Catalent Pharma Solutions, Inc. 2.375%, due 03/01/28[4]	EUR	400,000	477,584
Centene Corp. 2.450%, due 07/15/28		100,000	101,375
2.625%, due 08/01/31		100,000	100,750
3.000%, due 10/15/30		100,000	103,914
4.250%, due 12/15/27		225,000	237,375
Charles River Laboratories International, Inc. 3.750%, due 03/15/29[2]		75,000	76,969
CHS/Community Health Systems, Inc. 4.750%, due 02/15/31[2]		250,000	253,750
5.625%, due 03/15/27[2]		150,000	158,812
6.000%, due 01/15/29[2]		100,000	106,375
6.125%, due 04/01/30[2]		150,000	151,954
6.625%, due 02/15/25[2]		200,000	209,718
6.875%, due 04/01/28[2]		98,000	96,887
6.875%, due 04/15/29[2]		150,000	157,875
8.000%, due 03/15/26[2]		250,000	268,030
8.000%, due 12/15/27[2]		250,000	276,502
DaVita, Inc. 3.750%, due 02/15/31[2]		125,000	121,221
4.625%, due 06/01/30[2]		350,000	361,812
Encompass Health Corp. 4.750%, due 02/01/30		125,000	133,437
Envision Healthcare Corp. 8.750%, due 10/15/26[2]		200,000	147,476
HCA, Inc. 3.500%, due 09/01/30		200,000	217,190
Indigo Merger Sub, Inc. 2.875%, due 07/15/26[2]		200,000	204,282
IQVIA, Inc. 5.000%, due 05/15/27[2]		125,000	130,313
Legacy LifePoint Health LLC 6.750%, due 04/15/25[2]		100,000	105,670
LifePoint Health, Inc. 5.375%, due 01/15/29[2]		100,000	99,500
Molina Healthcare, Inc. 3.875%, due 11/15/30[2]		100,000	105,875
Prime Healthcare Services, Inc. 7.250%, due 11/01/25[2]		150,000	161,004
Rede D'or Finance SARL 4.500%, due 01/22/30[4]		200,000	203,752
RP Escrow Issuer LLC 5.250%, due 12/15/25[2]		100,000	102,250
Select Medical Corp. 6.250%, due 08/15/26[2]		150,000	158,583
Tenet Healthcare Corp. 4.250%, due 06/01/29[2]		50,000	51,000
4.625%, due 09/01/24[2]		125,000	127,813
4.875%, due 01/01/26[2]		75,000	77,438
5.125%, due 11/01/27[2]		25,000	26,188
6.125%, due 10/01/28[2]		500,000	532,500
6.250%, due 02/01/27[2]		50,000	52,063
	Face amount[1]	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
6.750%, due 06/15/23	75,000	$81,375
6.875%, due 11/15/31	87,000	99,615
		6,580,602
Holding companies-divers—0.4%
KOC Holding AS 5.250%, due 03/15/23[4]	500,000	516,031
6.500%, due 03/11/25[2]	200,000	216,302
6.500%, due 03/11/25[4]	400,000	432,604
		1,164,937
Home builders—1.3%
Adams Homes, Inc. 7.500%, due 02/15/25[2]	150,000	157,125
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, due 08/01/29[2]	75,000	75,208
6.625%, due 01/15/28[2]	100,000	106,750
6.750%, due 08/01/25[2]	175,000	180,906
Beazer Homes USA, Inc. 6.750%, due 03/15/25	225,000	232,029
7.250%, due 10/15/29	100,000	109,380
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC 4.875%, due 02/15/30[2]	150,000	149,657
5.000%, due 06/15/29[2]	125,000	127,250
Century Communities, Inc. 5.875%, due 07/15/25	225,000	231,232
Empire Communities Corp. 7.000%, due 12/15/25[2]	125,000	131,719
Forestar Group, Inc. 3.850%, due 05/15/26[2]	100,000	101,000
5.000%, due 03/01/28[2]	75,000	78,140
Installed Building Products, Inc. 5.750%, due 02/01/28[2]	150,000	156,750
KB Home 4.000%, due 06/15/31	125,000	130,000
6.875%, due 06/15/27	100,000	119,625
LGI Homes, Inc. 4.000%, due 07/15/29[2]	75,000	76,077
Mattamy Group Corp. 4.625%, due 03/01/30[2]	150,000	154,550
Meritage Homes Corp. 6.000%, due 06/01/25	290,000	328,544
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[2]	60,000	63,600
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[2]	100,000	102,500
4.750%, due 04/01/29[2]	125,000	128,138
STL Holding Co. LLC 7.500%, due 02/15/26[2]	175,000	184,229
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24	75,000	83,108
Tri Pointe Homes, Inc. 5.700%, due 06/15/28	75,000	83,067

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Home builders—(concluded)
Williams Scotsman International, Inc. 4.625%, due 08/15/28[2]		125,000	$128,750
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]		100,000	107,500
			3,526,834
Home Furnishings—0.1%
Tempur Sealy International, Inc. 4.000%, due 04/15/29[2]		125,000	128,125
WASH Multifamily Acquisition, Inc. 5.750%, due 04/15/26[2]		75,000	78,469
			206,594
Household products/wares—0.3%
Central Garden & Pet Co. 4.125%, due 10/15/30		75,000	77,344
4.125%, due 04/30/31[2]		100,000	102,000
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 5.000%, due 12/31/26[2]		50,000	50,700
7.000%, due 12/31/27[2,5]		75,000	73,296
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	393,242
5.500%, due 07/15/30[2]		50,000	54,125
5.750%, due 07/15/25		5,000	5,135
			755,842
Housewares—0.2%
Newell Brands, Inc. 4.700%, due 04/01/26[11]		175,000	194,906
5.875%, due 04/01/36[11]		225,000	285,750
6.000%, due 04/01/46[11]		50,000	64,900
Scotts Miracle-Gro Co. 4.000%, due 04/01/31[2]		150,000	150,738
			696,294
Insurance—0.9%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		375,000	380,625
10.125%, due 08/01/26[2]		25,000	28,000
AssuredPartners, Inc. 5.625%, due 01/15/29[2]		75,000	74,453
7.000%, due 08/15/25[2]		150,000	152,625
BroadStreet Partners, Inc. 5.875%, due 04/15/29[2]		75,000	75,938
Genworth Holdings, Inc. 4.900%, due 08/15/23		275,000	276,375
HUB International Ltd. 7.000%, due 05/01/26[2]		250,000	258,800
MGIC Investment Corp. 5.250%, due 08/15/28		175,000	186,038
5.750%, due 08/15/23		100,000	107,750
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		150,000	171,000
	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—(concluded)
Radian Group, Inc. 4.500%, due 10/01/24		200,000	$213,776
4.875%, due 03/15/27		150,000	163,164
Sagicor Financial Co. Ltd. 5.300%, due 05/13/28[2]		400,000	420,088
			2,508,632
Internet—1.1%
Arches Buyer, Inc. 4.250%, due 06/01/28[2]		75,000	76,107
6.125%, due 12/01/28[2]		25,000	25,808
B2W Digital Lux SARL 4.375%, due 12/20/30[2]		200,000	200,252
Cogent Communications Group, Inc. 4.375%, due 06/30/24[2]	EUR	100,000	120,536
4.375%, due 06/30/24[4]	EUR	100,000	120,536
Endure Digital, Inc. 6.000%, due 02/15/29[2]		150,000	145,500
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, due 03/01/29[2]		75,000	75,094
5.250%, due 12/01/27[2]		225,000	236,009
Match Group Holdings II LLC 5.000%, due 12/15/27[2]		50,000	52,529
MercadoLibre, Inc. 3.125%, due 01/14/31		300,000	293,163
Millennium Escrow Corp. 6.625%, due 08/01/26[2]		100,000	102,083
Netflix, Inc. 3.875%, due 11/15/29[4]	EUR	175,000	252,950
5.375%, due 11/15/29[2]		25,000	30,844
6.375%, due 05/15/29		175,000	224,958
Uber Technologies, Inc. 6.250%, due 01/15/28[2]		125,000	134,875
7.500%, due 05/15/25[2]		50,000	53,547
7.500%, due 09/15/27[2]		75,000	81,952
8.000%, due 11/01/26[2]		225,000	241,031
United Group BV 3 mo. Euribor + 3.250%, 3.250%, due 02/15/26[2,12]	EUR	100,000	116,512
4.625%, due 08/15/28[2]	EUR	100,000	120,108
4.875%, due 07/01/24[4]	EUR	300,000	359,434
			3,063,828
Investment companies—0.6%
Compass Group Diversified Holdings LLC 5.250%, due 04/15/29[2]		125,000	129,669
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, due 02/01/29		125,000	126,562
4.750%, due 09/15/24		425,000	442,944
5.250%, due 05/15/27		475,000	499,344
6.250%, due 05/15/26		300,000	315,240
6.375%, due 12/15/25		25,000	25,719
			1,539,478

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Iron & steel—0.9%
ABJA Investment Co. Pte Ltd. 5.450%, due 01/24/28[4]		300,000	$317,640
Allegheny Technologies, Inc. 5.875%, due 12/01/27[5]		150,000	156,783
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	186,324
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[2]		175,000	192,281
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	219,918
Cleveland-Cliffs, Inc. 4.625%, due 03/01/29[2,5]		25,000	26,531
4.875%, due 03/01/31[2,5]		75,000	81,000
5.875%, due 06/01/27		225,000	237,375
6.750%, due 03/15/26[2]		100,000	107,875
CSN Inova Ventures 6.750%, due 01/28/28[4]		250,000	275,922
GUSAP III LP 4.250%, due 01/21/30[2]		250,000	271,710
Mineral Resources Ltd. 8.125%, due 05/01/27[2]		148,000	161,939
TMS International Corp. 6.250%, due 04/15/29[2]		125,000	131,072
United States Steel Corp. 6.875%, due 03/01/29[5]		250,000	271,357
			2,637,727
Leisure Time—3.0%
Carlson Travel, Inc. 11.500%, due 12/15/26[2]		201,266	94,595
Carnival Corp. 5.750%, due 03/01/27[2]		1,275,000	1,295,715
6.650%, due 01/15/28		100,000	106,500
7.625%, due 03/01/26[2]		300,000	316,875
9.875%, due 08/01/27[2]		125,000	143,119
10.125%, due 02/01/26[2]	EUR	125,000	170,387
10.500%, due 02/01/26[2]		250,000	286,245
Carnival PLC 1.000%, due 10/28/29	EUR	975,000	922,788
Deuce Finco PLC 3 mo. Euribor + 4.750%, 4.203%, due 06/15/27[2,12]	EUR	150,000	175,713
5.500%, due 06/15/27[2]	GBP	125,000	173,223
Life Time, Inc. 5.750%, due 01/15/26[2]		250,000	254,368
8.000%, due 04/15/26[2]		875,000	916,562
MajorDrive Holdings IV LLC 6.375%, due 06/01/29[2]		125,000	123,125
NCL Corp. Ltd. 3.625%, due 12/15/24[2]		75,000	71,344
5.875%, due 03/15/26[2]		375,000	377,812
12.250%, due 05/15/24[2]		250,000	295,000
NCL Finance Ltd. 6.125%, due 03/15/28[2]		125,000	126,250
	Face amount[1]		Value
Corporate bonds—(continued)
Leisure Time—(concluded)
Pinnacle Bidco PLC 5.500%, due 02/15/25[2]	EUR	100,000	$121,446
5.500%, due 02/15/25[4]	EUR	275,000	333,976
6.375%, due 02/15/25[4]	GBP	100,000	141,716
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28[5]		175,000	165,244
5.250%, due 11/15/22		175,000	179,779
5.500%, due 04/01/28[2]		325,000	331,402
7.500%, due 10/15/27[5]		50,000	57,125
9.125%, due 06/15/23[2]		125,000	135,954
11.500%, due 06/01/25[2]		175,000	200,375
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		375,000	356,250
6.250%, due 05/15/25[2]		25,000	24,813
7.000%, due 02/15/29[2]		75,000	75,375
13.000%, due 05/15/25[2]		75,000	87,000
Viking Ocean Cruises Ship VII, Ltd. 5.625%, due 02/15/29[2]		75,000	75,000
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		150,000	148,875
			8,283,951
Lodging—1.2%
Accor SA (fixed, converts to FRN on 01/30/25), 2.625%, due 01/30/25[4,7]	EUR	300,000	342,974
Fortune Star BVI Ltd. 6.850%, due 07/02/24[4]		200,000	209,550
Full House Resorts, Inc. 8.250%, due 02/15/28[2]		125,000	135,262
Hilton Domestic Operating Co., Inc. 3.625%, due 02/15/32[2]		25,000	24,938
3.750%, due 05/01/29[2]		50,000	50,538
5.750%, due 05/01/28[2]		100,000	107,500
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower ESC 4.875%, due 07/01/31[2]		175,000	171,654
5.000%, due 06/01/29[2]		275,000	277,480
Inn of the Mountain Gods Resort & Casino 9.250% Cash or 9.250% PIK, 9.250%, due 11/30/23[6]		61,208	58,454
Marriott Ownership Resorts, Inc. 4.500%, due 06/15/29[2]		75,000	75,469
NH Hotel Group SA 4.000%, due 07/02/26[2]	EUR	125,000	148,003
Sani/Ikos Financial Holdings 1 Sarl 5.625%, due 12/15/26[2]	EUR	175,000	207,386
Studio City Finance Ltd. 5.000%, due 01/15/29[2]		200,000	197,038
Travel + Leisure Co. 4.625%, due 03/01/30[2]		75,000	77,456
6.625%, due 07/31/26[2]		200,000	223,250
TVL Finance PLC 3 mo. LIBOR GBP + 5.375%, 5.453%, due 07/15/25[4,12]	GBP	125,000	165,063

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—(concluded)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2,5]		400,000	$419,860
Wynn Macau Ltd. 5.625%, due 08/26/28[2]		400,000	410,000
			3,301,875
Machinery-construction & mining—0.1%
BWX Technologies, Inc. 4.125%, due 04/15/29[2]		75,000	76,887
Manitowoc Co., Inc. 9.000%, due 04/01/26[2]		75,000	81,017
Terex Corp. 5.000%, due 05/15/29[2]		225,000	233,157
			391,061
Machinery-diversified—0.4%
Galapagos SA, 5.375% 06/15/2021, 5.375%, due 06/15/21[4,9]	EUR	27,500	346
GrafTech Finance, Inc. 4.625%, due 12/15/28[2]		50,000	51,312
Granite US Holdings Corp. 11.000%, due 10/01/27[2]		100,000	111,135
Husky III Holding Ltd., 13.000% Cash or 13.750% PIK, 13.000%, due 02/15/25[2,6]		125,000	135,532
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	157,125
Selecta Group BV, 8.000%, due 04/01/26[2,6]	EUR	194,440	230,943
8.000%, due 04/01/26[4,6]	EUR	92,722	110,129
10.000%, due 07/01/26[2,6]	EUR	69,672	77,028
Titan Acquisition Ltd./Titan Co-Borrower LLC 7.750%, due 04/15/26[2]		175,000	180,112
			1,053,662
Media—4.6%
Altice Financing SA 2.250%, due 01/15/25[4]	EUR	200,000	229,862
5.000%, due 01/15/28[2]		200,000	196,500
AMC Networks, Inc. 4.250%, due 02/15/29		150,000	150,000
Audacy Capital Corp. 6.750%, due 03/31/29[2]		75,000	76,492
Cable Onda SA 4.500%, due 01/30/30[2]		300,000	316,350
Cable One, Inc. 4.000%, due 11/15/30[2]		25,000	25,125
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		225,000	232,148
4.500%, due 08/15/30[2]		50,000	52,500
4.500%, due 05/01/32		525,000	549,281
4.500%, due 06/01/33[2]		300,000	312,300
4.750%, due 03/01/30[2]		75,000	79,496
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(continued)
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[2]		225,000	$231,007
CSC Holdings LLC 4.125%, due 12/01/30[2]		200,000	200,500
4.500%, due 11/15/31[2]		400,000	403,000
4.625%, due 12/01/30[2]		900,000	886,500
5.000%, due 11/15/31[2]		200,000	201,330
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2]		450,000	261,000
6.625%, due 08/15/27[2]		200,000	79,250
DISH DBS Corp. 5.125%, due 06/01/29[2]		175,000	173,477
5.875%, due 11/15/24		100,000	107,738
7.375%, due 07/01/28[5]		175,000	189,336
GCI LLC 4.750%, due 10/15/28[2]		150,000	156,188
Gray Television, Inc. 4.750%, due 10/15/30[2]		325,000	322,192
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		75,000	77,707
5.250%, due 08/15/27[2]		75,000	78,176
6.375%, due 05/01/26		130,233	137,396
LCPR Senior Secured Financing DAC 6.750%, due 10/15/27[2]		200,000	213,398
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		125,000	130,169
News Corp. 3.875%, due 05/15/29[2]		300,000	305,391
Nexstar Media, Inc. 4.750%, due 11/01/28[2]		150,000	154,686
RCS & RDS SA 2.500%, due 02/05/25[2]	EUR	200,000	236,474
3.250%, due 02/05/28[4]	EUR	300,000	355,163
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		100,000	97,250
Scripps Escrow II, Inc. 3.875%, due 01/15/29[2]		25,000	25,010
5.375%, due 01/15/31[2]		50,000	49,875
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		75,000	77,625
Sinclair Television Group, Inc. 4.125%, due 12/01/30[2]		125,000	121,286
5.125%, due 02/15/27[2]		150,000	149,250
5.500%, due 03/01/30[2,5]		50,000	49,938
5.875%, due 03/15/26[2]		200,000	204,978
Sirius XM Radio, Inc. 4.625%, due 07/15/24[2]		100,000	102,375
5.500%, due 07/01/29[2]		200,000	219,030
Spanish Broadcasting System, Inc. 9.750%, due 03/01/26[2]		25,000	25,313

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Summer BidCo BV, 9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[2,6]	EUR	256,703	$310,604
TEGNA, Inc. 4.625%, due 03/15/28		225,000	231,750
5.000%, due 09/15/29		100,000	104,500
Townsquare Media, Inc. 6.875%, due 02/01/26[2]		50,000	53,313
Univision Communications, Inc. 4.500%, due 05/01/29[2]		125,000	125,305
5.125%, due 02/15/25[2]		100,000	101,549
6.625%, due 06/01/27[2]		175,000	188,179
9.500%, due 05/01/25[2]		100,000	109,250
UPC Broadband Finco BV 4.875%, due 07/15/31[2]		400,000	408,000
UPC Holding BV 3.875%, due 06/15/29[4,5]	EUR	300,000	363,814
UPCB Finance VII Ltd. 3.625%, due 06/15/29[4]	EUR	500,000	609,436
Virgin Media Finance PLC 5.000%, due 07/15/30[2]		200,000	203,500
Virgin Media Secured Finance PLC 4.125%, due 08/15/30[2]	GBP	200,000	276,193
5.000%, due 04/15/27[4]	GBP	200,000	288,606
VTR Finance N.V. 6.375%, due 07/15/28[2]		200,000	211,286
6.375%, due 07/15/28[4]		250,000	264,107
VZ Vendor Financing II BV 2.875%, due 01/15/29[2]	EUR	300,000	350,643
Ziggo Bond Co. BV 6.000%, due 01/15/27[2]		350,000	364,451
			12,806,548
Metal Fabricate/Hardware—0.2%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	78,277
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	177,193
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		175,000	178,010
TriMas Corp. 4.125%, due 04/15/29[2]		150,000	152,250
			585,730
Mining—1.8%
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		400,000	417,500
Arconic Corp. 6.000%, due 05/15/25[2]		100,000	105,750
6.125%, due 02/15/28[2]		25,000	26,625
China Hongqiao Group Ltd. 6.250%, due 06/08/24[4]		200,000	198,936
Coeur Mining, Inc. 5.125%, due 02/15/29[2,5]		100,000	97,065
	Face amount[1]		Value
Corporate bonds—(continued)
Mining—(concluded)
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		25,000	$26,742
Constellium SE 3.125%, due 07/15/29[2]	EUR	175,000	206,296
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		600,000	611,400
6.875%, due 10/15/27[2]		200,000	216,750
7.500%, due 04/01/25[4]		400,000	414,560
FMG Resources August 2006 Pty Ltd. 4.375%, due 04/01/31[2]		275,000	299,062
Freeport-McMoRan, Inc. 4.125%, due 03/01/28		100,000	104,750
4.250%, due 03/01/30		275,000	296,656
4.375%, due 08/01/28		150,000	158,813
4.625%, due 08/01/30		175,000	192,281
5.000%, due 09/01/27		250,000	263,823
5.450%, due 03/15/43		25,000	32,136
IAMGOLD Corp. 5.750%, due 10/15/28[2]		100,000	102,750
Kaiser Aluminum Corp. 4.625%, due 03/01/28[2]		25,000	26,100
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2,5]		100,000	88,500
Novelis Corp. 3.250%, due 11/15/26[2]		50,000	50,750
3.875%, due 08/15/31[2]		25,000	25,281
4.750%, due 01/30/30[2]		50,000	53,241
5.875%, due 09/30/26[2]		175,000	181,592
Petra Diamonds US Treasury PLC, 10.500%, due 03/08/26[2,6]		104,240	105,283
Taseko Mines Ltd. 7.000%, due 02/15/26[2]		100,000	102,906
Vedanta Resources Finance II PLC 13.875%, due 01/21/24[2]		200,000	210,500
Vedanta Resources Ltd. 6.375%, due 07/30/22[2]		300,000	295,181
			4,911,229
Miscellaneous manufacturers—0.5%
Bombardier, Inc. 6.000%, due 10/15/22[2]		221,000	221,265
7.500%, due 12/01/24[2]		325,000	337,594
7.500%, due 03/15/25[2]		50,000	50,946
FXI Holdings, Inc. 7.875%, due 11/01/24[2]		275,000	281,875
12.250%, due 11/15/26[2]		244,000	277,550
Hillenbrand, Inc. 3.750%, due 03/01/31		125,000	127,186
			1,296,416
Office & business equipment—0.2%
CDW LLC/CDW Finance Corp. 4.125%, due 05/01/25		75,000	77,726

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Office & business equipment—(concluded)
Xerox Holdings Corp. 5.000%, due 08/15/25[2]	175,000	$186,515
5.500%, due 08/15/28[2]	150,000	158,241
		422,482
Oil & gas—10.7%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, due 02/15/26[2]	175,000	187,199
Antero Resources Corp. 5.375%, due 03/01/30[2]	100,000	101,750
7.625%, due 02/01/29[2]	100,000	109,595
Apache Corp. 4.250%, due 01/15/30	150,000	156,375
4.750%, due 04/15/43	125,000	128,437
5.100%, due 09/01/40	300,000	321,750
5.350%, due 07/01/49	125,000	131,756
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, due 06/30/29[2]	125,000	123,125
7.000%, due 11/01/26[2]	100,000	103,250
8.250%, due 12/31/28[2]	50,000	54,018
9.000%, due 11/01/27[2]	150,000	205,500
Callon Petroleum Co. 6.125%, due 10/01/24	325,000	303,940
8.000%, due 08/01/28[2,5]	225,000	211,367
Cenovus Energy, Inc. 5.250%, due 06/15/37	50,000	60,334
5.375%, due 07/15/25	50,000	57,045
5.400%, due 06/15/47	125,000	155,500
Centennial Resource Production LLC 5.375%, due 01/15/26[2]	150,000	144,429
Chaparral Energy, Inc. Co. 10.000%, due 02/14/25[3]	20,875	43,838
Citgo Holding, Inc. 9.250%, due 08/01/24[2]	250,000	249,336
CITGO Petroleum Corp. 7.000%, due 06/15/25[2]	150,000	153,987
CNX Resources Corp. 6.000%, due 01/15/29[2]	150,000	159,040
7.250%, due 03/14/27[2]	275,000	292,790
Colgate Energy Partners III LLC 5.875%, due 07/01/29[2]	100,000	103,750
Comstock Resources, Inc. 5.875%, due 01/15/30[2]	225,000	226,361
6.750%, due 03/01/29[2]	150,000	156,727
7.500%, due 05/15/25[2,5]	43,000	44,505
Continental Resources, Inc. 4.500%, due 04/15/23	11,000	11,438
CrownRock LP/CrownRock Finance, Inc. 5.000%, due 05/01/29[2]	100,000	104,381
5.625%, due 10/15/25[2]	225,000	230,625
Ecopetrol SA 5.375%, due 06/26/26	350,000	381,563
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Endeavor Energy Resources LP/EER Finance, Inc. 5.500%, due 01/30/26[2]	50,000	$51,563
5.750%, due 01/30/28[2]	150,000	156,903
Energean Israel Finance Ltd. 5.375%, due 03/30/28[4]	75,000	76,616
5.875%, due 03/30/31[4]	75,000	76,823
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	175,000	160,125
EQT Corp. 3.125%, due 05/15/26[2]	75,000	77,153
3.625%, due 05/15/31[2]	75,000	79,440
3.900%, due 10/01/27	175,000	189,656
5.000%, due 01/15/29	50,000	56,535
6.625%, due 02/01/25[11]	100,000	115,540
7.500%, due 02/01/30[11]	125,000	164,181
Gazprom PJSC Via Gaz Capital SA 4.950%, due 07/19/22[4]	200,000	206,975
Geopark Ltd. 5.500%, due 01/17/27[2]	500,000	503,745
Global Marine, Inc. 7.000%, due 06/01/28	100,000	67,643
Gulfport Energy Corp. 2.000%, due 10/15/24[3,8]	50,000	1,750
3.000%, due 05/15/25[3,8]	100,000	3,500
3.000%, due 01/15/26[3,8]	175,000	6,125
Gulfport Energy Operating Corp. 8.000%, due 05/17/26[2]	120,052	127,912
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[2]	50,000	50,911
6.000%, due 02/01/31[2]	125,000	130,453
6.250%, due 11/01/28[2]	150,000	156,562
Indigo Natural Resources LLC 5.375%, due 02/01/29[2]	125,000	130,312
Ithaca Energy North Sea PLC 9.000%, due 07/15/26[2]	200,000	199,194
KazMunayGas National Co. JSC 3.500%, due 04/14/33[2]	500,000	518,850
4.750%, due 04/19/27[4]	250,000	284,550
Laredo Petroleum, Inc. 7.750%, due 07/31/29[2]	200,000	193,516
9.500%, due 01/15/25	225,000	231,187
Leviathan Bond Ltd. 6.125%, due 06/30/25[4]	75,000	81,600
6.500%, due 06/30/27[4]	300,000	330,431
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	175,000	178,481
Matador Resources Co. 5.875%, due 09/15/26	200,000	203,294
Medco Bell Pte Ltd. 6.375%, due 01/30/27[2]	250,000	250,522
MEG Energy Corp. 7.125%, due 02/01/27[2]	325,000	341,013
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]	125,000	111,875
10.500%, due 05/15/27[2]	50,000	48,000

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Murphy Oil Corp. 5.750%, due 08/15/25	250,000	$255,000
5.875%, due 12/01/27	150,000	155,250
6.375%, due 07/15/28	100,000	105,723
6.375%, due 12/01/42[11]	125,000	124,687
Nabors Industries Ltd. 7.250%, due 01/15/26[2]	25,000	23,375
7.500%, due 01/15/28[2]	150,000	136,104
Nabors Industries, Inc. 5.750%, due 02/01/25	150,000	127,494
Noble Finance Co., 11.000% Cash or 15.000% PIK, 15.000%, due 02/15/28[2,6]	2,757	3,005
Northern Oil and Gas, Inc. 8.125%, due 03/01/28[2]	225,000	235,654
Oasis Petroleum, Inc. 6.375%, due 06/01/26[2]	75,000	77,625
Occidental Petroleum Corp. 3.200%, due 08/15/26	100,000	99,250
3.400%, due 04/15/26	75,000	75,746
4.300%, due 08/15/39	150,000	148,720
4.400%, due 08/15/49	25,000	24,227
5.550%, due 03/15/26	300,000	328,377
5.875%, due 09/01/25	200,000	221,728
6.125%, due 01/01/31	150,000	177,202
6.200%, due 03/15/40	100,000	115,750
6.375%, due 09/01/28	25,000	29,125
6.450%, due 09/15/36	200,000	241,475
6.600%, due 03/15/46	375,000	461,308
6.625%, due 09/01/30	25,000	30,500
6.950%, due 07/01/24	75,000	83,625
7.125%, due 10/15/27	50,000	56,518
7.500%, due 05/01/31	400,000	508,000
7.875%, due 09/15/31	150,000	195,000
8.000%, due 07/15/25	75,000	89,021
8.500%, due 07/15/27	150,000	187,108
8.875%, due 07/15/30	125,000	168,655
Ovintiv, Inc. 6.625%, due 08/15/37	25,000	33,982
8.125%, due 09/15/30	125,000	172,123
Parkland Corp. 4.500%, due 10/01/29[2]	300,000	308,611
5.875%, due 07/15/27[2]	150,000	159,937
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28	100,000	52,220
7.250%, due 06/15/25	25,000	15,000
9.250%, due 05/15/25[2]	100,000	91,500
PDC Energy, Inc. 6.125%, due 09/15/24	75,000	76,313
Penn Virginia Escrow LLC 9.250%, due 08/15/26[2]	125,000	123,874
Petrobras Global Finance BV 5.093%, due 01/15/30	500,000	541,665
5.600%, due 01/03/31	370,000	411,810
5.750%, due 02/01/29	275,000	310,203
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
5.999%, due 01/27/28		200,000	$227,750
6.625%, due 01/16/34	GBP	100,000	160,198
6.750%, due 06/03/50		500,000	570,060
6.850%, due 06/05/15		200,000	223,042
6.900%, due 03/19/49		125,000	146,519
Petroleos Mexicanos 2.750%, due 04/21/27[4]	EUR	575,000	630,100
4.625%, due 09/21/23		425,000	442,510
4.750%, due 02/26/29[4]	EUR	375,000	434,345
4.875%, due 02/21/28[4]	EUR	100,000	118,429
5.950%, due 01/28/31		300,000	294,900
6.500%, due 03/13/27		710,000	751,890
6.500%, due 06/02/41		1,250,000	1,127,578
6.625%, due 06/15/35		477,000	460,699
6.750%, due 09/21/47		225,000	199,451
6.840%, due 01/23/30		725,000	756,320
6.875%, due 10/16/25[2]		935,000	1,029,613
6.950%, due 01/28/60		250,000	224,350
7.690%, due 01/23/50		1,150,000	1,117,800
Precision Drilling Corp. 6.875%, due 01/15/29[2]		100,000	102,750
7.125%, due 01/15/26[2,5]		200,000	206,000
Raffinerie Heide GmbH 6.375%, due 12/01/22[4]	EUR	175,000	190,615
Range Resources Corp. 8.250%, due 01/15/29[2]		225,000	249,120
9.250%, due 02/01/26		125,000	135,626
Sanchez Energy Corp. 6.125%, due 01/15/23[8]		350,000	7,875
7.750%, due 06/15/21[8]		475,000	10,688
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		175,000	133,055
8.875%, due 11/15/24[2]		100,000	102,500
SM Energy Co. 5.000%, due 01/15/24		75,000	74,466
5.625%, due 06/01/25		250,000	245,615
6.500%, due 07/15/28[5]		100,000	99,584
6.625%, due 01/15/27[5]		100,000	99,750
6.750%, due 09/15/26[5]		50,000	49,618
Southwestern Energy Co. 6.450%, due 01/23/25[11]		250,000	273,730
8.375%, due 09/15/28[5]		50,000	55,760
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[4]		300,000	315,431
Sunoco LP/Sunoco Finance Corp. 4.500%, due 05/15/29		25,000	25,563
5.500%, due 02/15/26		25,000	25,719
6.000%, due 04/15/27		150,000	156,562
Talos Production, Inc. 12.000%, due 01/15/26		150,000	156,282
Teine Energy Ltd. 6.875%, due 04/15/29[2]		125,000	126,875
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		150,750	142,832
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		100,000	97,500

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		91,897	$86,613
Transocean, Inc. 7.250%, due 11/01/25[2]		25,000	19,934
8.000%, due 02/01/27[2]		75,000	55,292
9.350%, due 12/15/41[11]		225,000	142,875
11.500%, due 01/30/27[2]		93,000	92,535
YPF SA 4.000%, due 02/12/26		150,000	126,751
6.950%, due 07/21/27[4]		300,000	209,310
			29,791,517
Oil & gas services—0.6%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]		225,000	229,552
6.875%, due 04/01/27[2]		75,000	78,750
Bristow Group, Inc. 6.875%, due 03/01/28[2]		175,000	179,672
ChampionX Corp. 6.375%, due 05/01/26		120,000	124,624
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25		325,000	286,000
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		100,000	59,000
TechnipFMC PLC 6.500%, due 02/01/26[2]		225,000	$241,128
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		100,000	104,736
6.875%, due 09/01/27		50,000	52,868
Weatherford International Ltd. 11.000%, due 12/01/24[2]		175,000	181,125
YPF Sociedad Anonima 8.500%, due 03/23/25		200,000	181,500
			1,718,955
Packaging & containers—1.4%
ARD Finance SA 6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27[2,6]		400,000	421,960
5.000% Cash or 5.750% PIK, 5.000%, due 06/30/27[4,6]	EUR	225,000	274,379
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 08/15/27[2]		250,000	255,274
CANPACK SA/Eastern PA Land Investment Holding LLC 2.375%, due 11/01/27[4]	EUR	125,000	152,399
Cascades, Inc./Cascades USA, Inc. 5.125%, due 01/15/26[2]		50,000	52,875
5.375%, due 01/15/28[2]		125,000	131,563
	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		50,000	$50,636
7.875%, due 07/15/26[2]		25,000	26,044
Greif, Inc. 6.500%, due 03/01/27[2]		175,000	184,187
Intelligent Packaging Holdco Issuer LP, 9.000% Cash or 9.750% PIK, 9.000%, due 01/15/26[2,6]		75,000	76,639
Intelligent Packaging Ltd. Finco, Inc./ Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[2]		200,000	208,000
Kleopatra Holdings 2 SCA 6.500%, due 09/01/26[2]	EUR	150,000	169,218
Matthews International Corp. 5.250%, due 12/01/25[2]		75,000	76,875
Mauser Packaging Solutions Holding Co. 4.750%, due 04/15/24[4]	EUR	425,000	503,443
7.250%, due 04/15/25[2]		575,000	561,229
Owens-Brockway Glass Container, Inc. 6.625%, due 05/13/27[2]		50,000	54,000
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2,5]		100,000	102,068
Sealed Air Corp. 4.000%, due 12/01/27[2]		131,000	139,843
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[2]		100,000	102,375
9.250%, due 08/01/24[2]		125,000	131,719
Trivium Packaging Finance BV 5.500%, due 08/15/26[2]		200,000	209,000
			3,883,726
Pharmaceuticals—3.3%
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		225,000	243,260
Bausch Health Cos., Inc. 5.000%, due 01/30/28[2]		75,000	71,531
5.000%, due 02/15/29[2]		175,000	165,366
5.250%, due 01/30/30[2]		25,000	23,529
5.250%, due 02/15/31[2]		25,000	23,438
7.000%, due 01/15/28[2]		75,000	78,750
7.250%, due 05/30/29[2]		125,000	129,375
9.000%, due 12/15/25[2]		1,075,000	1,147,391
Cheplapharm Arzneimittel GmbH 3.500%, due 02/11/27[4]	EUR	300,000	359,434
4.375%, due 01/15/28[2]	EUR	150,000	185,055
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 06/30/28[2]		354,000	238,950
9.500%, due 07/31/27[2,5]		265,000	265,848
Endo Finance LLC 5.750%, due 01/15/22[2]		25,000	24,686
Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc. 6.125%, due 04/01/29[2]		125,000	124,219
Gruenenthal GmbH 3.625%, due 11/15/26[2]	EUR	100,000	121,727

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	$217,250
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 0.000%, due 08/01/22[2,9]		350,000	229,117
0.000%, due 10/15/23[2,9]		150,000	99,375
0.000%, due 04/15/25[2,9]		200,000	223,500
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[4]	EUR	625,000	741,295
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, due 04/30/28[2]	EUR	405,000	489,559
5.125%, due 04/30/31[2]		200,000	206,000
Owens & Minor, Inc. 4.500%, due 03/31/29[2]		125,000	128,125
P&L Development LLC/PLD Finance Corp. 7.750%, due 11/15/25[2]		175,000	182,875
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		398,000	405,960
Prestige Brands, Inc. 3.750%, due 04/01/31[2]		100,000	98,875
5.125%, due 01/15/28[2]		100,000	105,625
Teva Pharmaceutical Finance Netherlands II BV 1.625%, due 10/15/28[4]	EUR	400,000	429,066
1.875%, due 03/31/27[4]	EUR	375,000	414,763
4.500%, due 03/01/25	EUR	175,000	216,664
6.000%, due 01/31/25	EUR	300,000	387,853
Teva Pharmaceutical Finance Netherlands III BV 4.100%, due 10/01/46		200,000	176,500
6.000%, due 04/15/24		1,250,000	1,310,937
			9,265,898
Pipelines—3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[2]		75,000	77,021
5.750%, due 03/01/27[2]		175,000	180,250
7.875%, due 05/15/26[2]		225,000	249,145
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[2]		125,000	134,572
Cheniere Energy Partners LP 4.000%, due 03/01/31[2]		275,000	290,895
Cheniere Energy, Inc. 4.625%, due 10/15/28		75,000	79,064
CNX Midstream Partners LP/CNX Midstream Finance Corp. 6.500%, due 03/15/26[2]		275,000	284,281
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[2]		500,000	518,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.000%, due 02/01/29[2]		225,000	234,000
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
DCP Midstream Operating LP 5.125%, due 05/15/29	200,000	$222,820
5.375%, due 07/15/25	125,000	138,125
5.625%, due 07/15/27	75,000	85,312
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	200,000	203,500
7.125%, due 06/01/28[2]	125,000	129,952
Energy Transfer LP, Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[7]	75,000	73,680
EnLink Midstream LLC 5.375%, due 06/01/29	250,000	260,047
5.625%, due 01/15/28[2]	25,000	26,455
EnLink Midstream Partners LP 4.400%, due 04/01/24	75,000	78,803
4.850%, due 07/15/26	150,000	156,792
5.050%, due 04/01/45	75,000	69,375
5.450%, due 06/01/47	125,000	121,250
5.600%, due 04/01/44	150,000	146,250
EQM Midstream Partners LP 4.500%, due 01/15/29[2]	125,000	126,504
4.750%, due 07/15/23	76,000	79,230
4.750%, due 01/15/31[2]	225,000	228,937
5.500%, due 07/15/28	100,000	108,250
6.000%, due 07/01/25[2]	125,000	136,135
6.500%, due 07/01/27[2]	25,000	28,063
6.500%, due 07/15/48	25,000	27,466
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	75,000	74,438
7.750%, due 02/01/28	200,000	202,040
8.000%, due 01/15/27	50,000	51,553
Harvest Midstream I LP 7.500%, due 09/01/28[2]	300,000	320,784
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	300,000	314,250
5.625%, due 02/15/26[2]	175,000	182,000
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]	150,000	152,062
ITT Holdings LLC 6.500%, due 08/01/29[2]	150,000	149,614
New Fortress Energy, Inc. 6.500%, due 09/30/26[2]	75,000	75,767
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, due 02/01/26[2]	300,000	308,250
NuStar Logistics LP 6.000%, due 06/01/26	75,000	81,000
6.375%, due 10/01/30	25,000	27,748
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[5]	375,000	363,281

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Plains All American Pipeline LP, Series B, (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[7]		500,000	$446,875
Rockies Express Pipeline LLC 4.800%, due 05/15/30[2]		50,000	50,868
4.950%, due 07/15/29[2]		25,000	25,747
6.875%, due 04/15/40[2]		100,000	105,300
7.500%, due 07/15/38[2]		25,000	27,750
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22		250,000	248,750
5.750%, due 04/15/25		63,000	57,960
Summit Midstream Partners LP, Series A, (fixed, converts to FRN on 12/15/22) 9.500%, due 12/15/22[7]		175,000	145,250
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[2]		50,000	50,633
6.000%, due 12/31/30[2]		125,000	131,250
7.500%, due 10/01/25[2]		100,000	108,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, due 01/15/32[2]		175,000	180,899
4.875%, due 02/01/31[2]		225,000	243,281
5.000%, due 01/15/28		250,000	262,880
5.500%, due 03/01/30		25,000	27,529
5.875%, due 04/15/26		200,000	209,250
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]		600,000	563,550
6.750%, due 05/02/25[4]		150,000	140,887
Western Midstream Operating LP 4.500%, due 03/01/28		125,000	134,375
4.750%, due 08/15/28		100,000	108,492
5.300%, due 02/01/30[11]		75,000	84,190
5.300%, due 03/01/48		225,000	248,017
5.450%, due 04/01/44		150,000	168,375
5.500%, due 08/15/48		75,000	83,625
			10,651,944
Real estate—5.2%
ADLER Group SA 2.250%, due 01/14/29[4,5]	EUR	400,000	449,249
3.250%, due 08/05/25[4,5]	EUR	200,000	240,588
ADLER Real Estate AG 1.500%, due 04/17/22[4]	EUR	200,000	235,639
Agile Group Holdings Ltd. (fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[4,7]		400,000	384,260
Central China Real Estate Ltd. 7.250%, due 04/24/23[4]		300,000	268,560
Central Plaza Development Ltd. (fixed, converts to FRN on 11/14/24), 5.750%, due 11/14/24[4,7]		200,000	180,688
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(continued)
China Aoyuan Group Ltd. 5.375%, due 09/13/22[4]		300,000	$282,687
6.200%, due 03/24/26[4]		300,000	244,110
China Evergrande Group 7.500%, due 06/28/23[4]		200,000	85,000
9.500%, due 03/29/24[4]		650,000	273,000
10.000%, due 04/11/23[4]		200,000	86,000
11.500%, due 01/22/23[4]		200,000	86,670
China SCE Group Holdings Ltd. 7.375%, due 04/09/24[4]		600,000	601,194
CIFI Holdings Group Co. Ltd. 5.250%, due 05/13/26[4]		200,000	198,204
5.500%, due 01/23/22[4]		500,000	503,906
6.550%, due 03/28/24[4]		200,000	205,644
Dar Al-Arkan Sukuk Co. Ltd. 6.875%, due 04/10/22[4]		200,000	204,407
Easy Tactic Ltd. 8.625%, due 02/27/24[4]		300,000	205,941
11.750%, due 08/02/23[4]		200,000	149,854
Fantasia Holdings Group Co. Ltd. 10.875%, due 01/09/23[4]		300,000	240,243
11.750%, due 04/17/22[4]		200,000	173,018
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	130,938
Greenland Global Investment Ltd. 6.750%, due 09/26/23[4]		200,000	161,560
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	101,963
Hong Seng Ltd. 9.875%, due 08/27/22[4]		250,000	250,735
Howard Hughes Corp. 4.125%, due 02/01/29[2]		125,000	123,856
4.375%, due 02/01/31[2]		25,000	24,936
5.375%, due 08/01/28[2]		125,000	132,344
Jababeka International BV 6.500%, due 10/05/23[4]		200,000	188,662
Kaisa Group Holdings Ltd. 10.500%, due 01/15/25[4]		500,000	390,160
11.500%, due 01/30/23[4]		400,000	343,616
11.950%, due 11/12/23[4]		200,000	171,348
KWG Group Holdings Ltd. 7.400%, due 03/05/24[4]		200,000	201,104
7.875%, due 09/01/23[4]		200,000	201,098
Neinor Homes SA 4.500%, due 10/15/26[2]	EUR	125,000	151,432
New Metro Global Ltd. 4.800%, due 12/15/24[4]		200,000	192,012
Newmark Group, Inc. 6.125%, due 11/15/23		100,000	108,391
Pakuwon Jati Tbk PT 4.875%, due 04/29/28[4]		200,000	202,727
PHM Group Holding Oy 4.750%, due 06/18/26[4]	EUR	150,000	179,272
Powerlong Real Estate Holdings Ltd. 6.950%, due 07/23/23[4]		250,000	250,582

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Realogy Group LLC/Realogy Co-Issuer Corp. 5.750%, due 01/15/29[2]		400,000	$419,500
7.625%, due 06/15/25[2]		100,000	107,750
9.375%, due 04/01/27[2]		75,000	82,969
Redsun Properties Group Ltd. 9.700%, due 04/16/23[4]		250,000	254,627
RKPF Overseas 2019 A Ltd. 6.000%, due 09/04/25[4]		250,000	254,210
6.700%, due 09/30/24[4]		500,000	521,255
Ronshine China Holdings Ltd. 8.100%, due 06/09/23[4]		300,000	278,658
Scenery Journey Ltd. 11.500%, due 10/24/22[4]		400,000	155,599
Seazen Group Ltd. 6.150%, due 04/15/23[4]		200,000	201,270
Shimao Group Holdings Ltd. 5.600%, due 07/15/26[4]		250,000	255,765
Signa Development Finance SCS 5.500%, due 07/23/26[2]	EUR	300,000	343,494
Sunac China Holdings Ltd. 6.500%, due 01/10/25[4]		800,000	725,408
Theta Capital Pte Ltd. 8.125%, due 01/22/25[4]		200,000	200,005
Times China Holdings Ltd. 5.750%, due 04/26/22[4]		200,000	199,938
6.200%, due 03/22/26[4]		200,000	182,990
6.750%, due 07/16/23[4]		200,000	198,975
Yango Justice International Ltd. 9.250%, due 04/15/23[4]		200,000	191,904
Yanlord Land HK Co. Ltd. 5.125%, due 05/20/26[4]		200,000	199,002
6.800%, due 02/27/24[4]		200,000	207,234
Yuzhou Group Holdings Co. Ltd. 7.375%, due 01/13/26[4]		400,000	276,904
8.500%, due 02/26/24[4]		200,000	163,090
Zhenro Properties Group Ltd. 7.875%, due 04/14/24[4]		200,000	188,194
			14,414,339
Real estate investment trusts—1.6%
CTR Partnership LP/CareTrust Capital Corp. 3.875%, due 06/30/28[2]		150,000	153,865
FelCor Lodging LP 6.000%, due 06/01/25		200,000	204,500
GEO Group, Inc. 6.000%, due 04/15/26[5]		200,000	162,744
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[2]		75,000	76,004
3.750%, due 09/15/30[2]		50,000	49,780
Iron Mountain, Inc. 4.500%, due 02/15/31[2]		175,000	178,937
4.875%, due 09/15/29[2]		50,000	52,375
5.000%, due 07/15/28[2]		50,000	51,938
5.250%, due 07/15/30[2]		200,000	213,125
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		100,000	$99,833
4.750%, due 06/15/29[2]		50,000	49,813
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp. 5.250%, due 03/15/22[2]		100,000	99,995
MPT Operating Partnership LP/MPT Finance Corp. 3.375%, due 04/24/30	GBP	150,000	217,318
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[2]		125,000	127,812
5.875%, due 10/01/28[2]		50,000	53,375
7.500%, due 06/01/25[2]		175,000	189,766
RHP Hotel Properties LP/RHP Finance Corp. 4.500%, due 02/15/29[2]		100,000	101,000
RLJ Lodging Trust LP 3.750%, due 07/01/26[2]		125,000	126,562
Service Properties Trust 3.950%, due 01/15/28		25,000	23,438
4.350%, due 10/01/24		275,000	276,862
4.375%, due 02/15/30		75,000	70,123
4.950%, due 02/15/27		125,000	122,813
4.950%, due 10/01/29		125,000	121,131
5.000%, due 08/15/22		175,000	177,361
5.250%, due 02/15/26		125,000	125,937
7.500%, due 09/15/25		50,000	56,375
Starwood Property Trust, Inc. 3.625%, due 07/15/26[2]		100,000	101,625
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.125%, due 12/15/24[2]		200,000	205,500
7.875%, due 02/15/25[2]		125,000	133,125
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[2]		125,000	125,375
6.500%, due 02/15/29[2]		200,000	202,712
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]		150,000	156,042
XHR LP 4.875%, due 06/01/29[2]		75,000	76,646
6.375%, due 08/15/25[2]		125,000	133,305
			4,317,112
Retail—3.8%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[2]		425,000	423,869
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]		125,000	137,969
Ambience Merger Sub, Inc. 4.875%, due 07/15/28[2]		25,000	25,094
7.125%, due 07/15/29[2]		75,000	75,938
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[4]		200,000	210,002
5.875%, due 04/04/27[2]		100,000	105,001

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
Asbury Automotive Group, Inc. 4.500%, due 03/01/28		15,000	$15,544
4.750%, due 03/01/30		25,000	26,469
BCPE Ulysses Intermediate, Inc., 7.750% Cash or 8.500% PIK, 8.500%, due 04/01/27[2,6]		100,000	100,523
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[2,5]		125,000	124,688
4.500%, due 11/15/26[2]		75,000	77,813
Carrols Restaurant Group, Inc. 5.875%, due 07/01/29[2,5]		75,000	72,747
CEC Entertainment LLC 6.750%, due 05/01/26[2]		50,000	50,010
Dufry One BV 2.000%, due 02/15/27[4]	EUR	475,000	528,905
3.375%, due 04/15/28[4]	EUR	125,000	146,626
Ferrellgas LP/Ferrellgas Finance Corp. 5.375%, due 04/01/26[2]		200,000	197,500
5.875%, due 04/01/29[2]		275,000	273,800
FirstCash, Inc. 4.625%, due 09/01/28[2]		125,000	129,959
Foodco Bondco SA 6.250%, due 05/15/26[4]	EUR	300,000	329,492
Foundation Building Materials, Inc. 6.000%, due 03/01/29[2]		100,000	98,250
Gap, Inc. 8.625%, due 05/15/25[2]		125,000	136,625
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		525,000	526,312
8.750%, due 10/01/25[2]		96,000	101,152
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[4]		600,000	625,050
Hertz Corp. 3.000%, due 01/15/28[2]		50,000	3,875
IRB Holding Corp. 6.750%, due 02/15/26[2]		125,000	128,438
7.000%, due 06/15/25[2]		50,000	53,250
Jsm Global SARL 4.750%, due 10/20/30[2]		250,000	259,377
Ken Garff Automotive LLC 4.875%, due 09/15/28[2]		75,000	76,969
L Brands, Inc. 6.625%, due 10/01/30[2]		200,000	230,500
6.750%, due 07/01/36		475,000	605,625
9.375%, due 07/01/25[2]		75,000	97,219
LBM Acquisition LLC 6.250%, due 01/15/29[2]		150,000	150,291
LCM Investments Holdings II LLC 4.875%, due 05/01/29[2]		150,000	153,499
Lithia Motors, Inc. 3.875%, due 06/01/29[2]		125,000	131,627
4.625%, due 12/15/27[2]		75,000	79,781
5.250%, due 08/01/25[2]		100,000	102,625
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Macy's Retail Holdings LLC 5.125%, due 01/15/42		150,000	$136,950
5.875%, due 04/01/29[2,5]		175,000	184,599
Magic Mergeco, Inc. 5.250%, due 05/01/28[2]		100,000	103,500
7.875%, due 05/01/29[2]		225,000	233,437
Marks & Spencer PLC 4.500%, due 07/10/27[4,11]	GBP	125,000	186,347
6.000%, due 06/12/25[4,11]	GBP	100,000	155,937
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	275,000	344,280
9.500%, due 01/31/24[4,6]	GBP	209,500	175,888
Mobilux Finance SAS 4.250%, due 07/15/28[2]	EUR	125,000	148,511
Murphy Oil USA, Inc. 4.750%, due 09/15/29		150,000	159,000
5.625%, due 05/01/27		25,000	26,344
Party City Holdings, Inc. 8.750%, due 02/15/26[2]		50,000	52,936
Punch Finance PLC 6.125%, due 06/30/26[2]	GBP	125,000	176,400
Rite Aid Corp. 7.500%, due 07/01/25[2]		52,000	52,193
8.000%, due 11/15/26[2]		178,000	178,667
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500%, due 11/28/25[2]		50,000	51,757
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	286,346
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, due 09/30/26[2]		75,000	78,938
Staples, Inc. 7.500%, due 04/15/26[2]		300,000	304,500
10.750%, due 04/15/27[2]		250,000	242,500
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000%, due 06/01/31[2]		75,000	77,906
Superior Plus LP/Superior General Partner, Inc. 4.500%, due 03/15/29[2]		125,000	128,355
Very Group Funding PLC 6.500%, due 08/01/26[2]	GBP	275,000	381,727
Victoria's Secret & Co. 4.625%, due 07/15/29[2]		75,000	75,102
Wheel Bidco Ltd. 6.750%, due 07/15/26[2]	GBP	100,000	139,188
			10,693,722
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/17[3,8]		500,000	5,813

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—0.1%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		100,000	$107,415
ON Semiconductor Corp. 3.875%, due 09/01/28[2]		100,000	104,170
Qorvo, Inc. 4.375%, due 10/15/29		50,000	54,423
Synaptics, Inc. 4.000%, due 06/15/29[2]		125,000	126,732
			392,740
Software—1.5%
Ascend Learning LLC 6.875%, due 08/01/25[2]		75,000	76,406
6.875%, due 08/01/25[2]		100,000	101,875
Boxer Parent Co., Inc. 6.500%, due 10/02/25[2]	EUR	150,000	187,645
6.500%, due 10/02/25[4]	EUR	100,000	125,097
7.125%, due 10/02/25[2]		75,000	79,986
9.125%, due 03/01/26[2]		75,000	78,469
BY Crown Parent LLC 7.375%, due 10/15/24[2]		200,000	203,500
Camelot Finance SA 4.500%, due 11/01/26[2]		150,000	156,375
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		350,000	364,938
Cedacri Mergeco SPA 3 mo. Euribor + 4.625%, 4.625%, due 05/15/28[2,12]	EUR	125,000	148,652
Clarivate Science Holdings Corp. 3.875%, due 06/30/28[2]		100,000	100,826
4.875%, due 06/30/29[2]		150,000	151,071
Elastic N.V. 4.125%, due 07/15/29[2]		75,000	75,284
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl 4.625%, due 05/01/28[2]		200,000	197,000
J2 Global, Inc. 4.625%, due 10/15/30[2]		275,000	292,187
MicroStrategy, Inc. 6.125%, due 06/15/28[2,5]		125,000	125,469
MSCI, Inc. 3.625%, due 11/01/31[2]		125,000	132,138
4.000%, due 11/15/29[2]		50,000	53,313
Open Text Corp. 3.875%, due 02/15/28[2]		175,000	180,687
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		175,000	180,687
Playtech PLC 4.250%, due 03/07/26[4]	EUR	275,000	333,936
Rocket Software, Inc. 6.500%, due 02/15/29[2]		100,000	99,500
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		250,000	264,587
	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
Twilio, Inc. 3.875%, due 03/15/31		75,000	$78,443
Veritas US, Inc./Veritas Bermuda Ltd. 7.500%, due 09/01/25[2]		250,000	258,750
			4,046,821
Telecommunications—5.1%
Altice France Holding SA 6.000%, due 02/15/28[2]		400,000	394,500
10.500%, due 05/15/27[2]		400,000	440,000
Altice France SA 5.125%, due 07/15/29[2]		375,000	377,779
5.875%, due 02/01/27[4]	EUR	100,000	125,298
CommScope Technologies LLC 6.000%, due 06/15/25[2]		411,000	417,165
CommScope, Inc. 5.500%, due 03/01/24[2]		50,000	51,429
6.000%, due 03/01/26[2]		50,000	52,125
7.125%, due 07/01/28[2]		100,000	107,875
8.250%, due 03/01/27[2]		75,000	79,406
Consolidated Communications, Inc. 5.000%, due 10/01/28[2]		25,000	25,133
6.500%, due 10/01/28[2]		75,000	80,980
Digicel Group Holdings Ltd., 7.000%, due 08/16/21[2,6,7]		42,092	33,042
5.000% Cash and 3.000% PIK, 8.000%, due 04/01/25[2,6]		106,221	92,531
8.000% Cash and 2.000% PIK, 10.000%, due 04/01/24[6]		421,653	412,039
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.750%, due 05/25/24[2]		60,541	62,963
8.750%, due 05/25/24[4]		200,000	208,000
6.000% Cash or 7.000% PIK, 13.000%, due 12/31/25[2,6]		33,217	33,134
Embarq Corp. 7.995%, due 06/01/36		375,000	420,000
Frontier Communications Holdings LLC 5.000%, due 05/01/28[2]		100,000	103,439
5.875%, due 10/15/27[2]		25,000	26,716
5.875%, due 11/01/29		42,911	43,877
6.750%, due 05/01/29[2]		150,000	159,750
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		150,000	168,562
Intelsat Jackson Holdings SA 0.000%, due 10/15/24[2,9]		525,000	291,375
Intelsat Luxembourg SA 0.000%, due 06/01/21[9]		25,000	625
0.000%, due 06/01/23[9]		165,000	4,538
Level 3 Financing, Inc. 3.750%, due 07/15/29[2]		75,000	73,500
LogMeIn, Inc. 5.500%, due 09/01/27[2]		225,000	233,246

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
Lorca Telecom Bondco SA 4.000%, due 09/18/27[2]	EUR	225,000	$274,094
4.000%, due 09/18/27[4]	EUR	300,000	365,459
Lumen Technologies, Inc. 4.500%, due 01/15/29[2]		150,000	147,270
5.125%, due 12/15/26[2]		250,000	259,830
5.375%, due 06/15/29[2]		125,000	128,125
Series W, 6.750%, due 12/01/23		50,000	55,346
MTN Mauritius Investments Ltd. 6.500%, due 10/13/26[4]		200,000	229,923
Network i2i Ltd. (fixed, converts to FRN on 01/15/25), 5.650%, due 01/15/25[4,7]		300,000	314,625
Nokia of America Corp. 6.450%, due 03/15/29		300,000	334,500
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[4]		200,000	220,005
PPF Telecom Group BV 3.250%, due 09/29/27[4]	EUR	225,000	288,259
SoftBank Group Corp. 3.125%, due 09/19/25[4]	EUR	675,000	811,017
4.500%, due 04/20/25[4]	EUR	100,000	126,508
5.000%, due 04/15/28[4]	EUR	100,000	129,301
Sprint Capital Corp. 8.750%, due 03/15/32		320,000	493,240
Sprint Corp. 7.625%, due 03/01/26		175,000	213,761
7.875%, due 09/15/23		125,000	141,425
Switch Ltd. 3.750%, due 09/15/28[2]		75,000	76,723
4.125%, due 06/15/29[2]		25,000	25,756
T-Mobile USA, Inc. 2.625%, due 02/15/29		225,000	225,046
Telecom Argentina SA 8.500%, due 08/06/25[2]		363,000	359,374
Telecom Italia Capital SA 6.000%, due 09/30/34		300,000	344,250
6.375%, due 11/15/33		75,000	88,687
7.200%, due 07/18/36		50,000	63,875
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	575,000	1,006,359
Telecom Italia SpA 2.375%, due 10/12/27[4]	EUR	275,000	340,083
5.303%, due 05/30/24[2]		25,000	27,109
Telecommunications Services of Trinidad & Tobago Ltd. 8.875%, due 10/18/29[4]		400,000	428,000
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		50,000	45,700
5.625%, due 12/06/26[2]		125,000	115,935
6.500%, due 10/15/27[2,5]		100,000	84,750
Total Play Telecomunicaciones SA de CV 7.500%, due 11/12/25[2]		200,000	213,620
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
Vmed O2 UK Financing I PLC 3.250%, due 01/31/31[4]	EUR	200,000	$239,694
4.250%, due 01/31/31[2]		200,000	198,000
4.500%, due 07/15/31[2]	GBP	125,000	175,488
4.750%, due 07/15/31[2]		200,000	204,242
Vodafone Group PLC (fixed, converts to FRN on 08/27/26), 2.625%, due 08/27/80[4]	EUR	225,000	278,383
(fixed, converts to FRN on 07/03/28), 4.200%, due 10/03/78[4]	EUR	125,000	168,496
(fixed, converts to FRN on 01/04/29), 7.000%, due 04/04/79		175,000	217,405
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.750%, due 08/15/28[2]		100,000	102,000
Zayo Group Holdings, Inc. 4.000%, due 03/01/27[2]		50,000	49,750
6.125%, due 03/01/28[2]		75,000	76,324
			14,206,764
Textiles—0.4%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[2]	EUR	200,000	224,127
5.375%, due 05/01/23[4]	EUR	378,000	427,552
LSF9 Balta Issuer SARL, 7.750% Cash and 1.000% PIK, 8.750%, due 12/31/24[2,6]	EUR	435,250	517,864
			1,169,543
Toys/Games/Hobbies—0.0%†
Mattel, Inc. 3.375%, due 04/01/26[2]		25,000	26,005
3.750%, due 04/01/29[2,5]		25,000	26,420
5.450%, due 11/01/41		25,000	29,437
6.200%, due 10/01/40		25,000	31,582
			113,444
Transportation—0.6%
First Student Bidco, Inc./First Transit Parent, Inc. 4.000%, due 07/31/29[2]		50,000	50,063
Hidrovias International Finance SARL 4.950%, due 02/08/31[2]		200,000	203,000
InPost SA 2.250%, due 07/15/27[2]	EUR	125,000	149,754
Rumo Luxembourg SARL 5.875%, due 01/18/25[4]		500,000	521,880
Seaspan Corp. 5.500%, due 08/01/29[2]		225,000	224,372
Transnet SOC Ltd. 4.000%, due 07/26/22[4]		250,000	253,911
Western Global Airlines LLC 10.375%, due 08/15/25[2]		125,000	140,761
			1,543,741

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]	Value
Corporate bonds—(concluded)
Trucking & leasing—0.2%
Fly Leasing Ltd. 5.250%, due 10/15/24	200,000	$201,250
Fortress Transportation and Infrastructure Investors LLC 5.500%, due 05/01/28[2]	50,000	51,875
6.500%, due 10/01/25[2]	200,000	207,250
9.750%, due 08/01/27[2]	125,000	142,500
		602,875
Water—0.0%†
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[2]	125,000	130,933
Total corporate bonds (cost—$257,151,601)		260,949,163
Loan assignments—1.1%
Broadcast—0.6%
Allen Media LLC, 2020 Term Loan B, 3 mo. USD LIBOR + 5.500%, 5.647%, due 02/10/27[12]	73,157	72,516
Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, 3 mo. USD LIBOR + 9.000%, 10.000%, due 11/01/25[12]	253,000	276,296
Asurion LLC, 2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%, 3.342%, due 12/23/26[12]	95,450	93,616
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%, 3.342%, due 04/30/26[12]	21,288	21,098
Consolidated Communications, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%, 4.250%, due 10/02/27[12]	150,000	149,363
DirecTV Financing, LLC, Term Loan, 5.000%, due 07/21/27	50,000	49,882
Endure Digital Inc., Term Loan, 3 mo. USD LIBOR + 3.500%, 4.250%, due 02/10/28[12]	75,000	73,523
Flex Acquisition Co., Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.500%, 4.000%, due 03/02/28[12]	272,165	269,655
Great Canadian Gaming Corp., 2021 Term Loan, 4.000%, due 11/01/26	100,000	99,938
Hardwood Holdings, Term Loan, 3 mo. USD LIBOR + 7.500%, 7.675%, due 01/29/26[3]	72,630	65,367
	Face amount[1]	Value
Loan assignments—(continued)
Broadcast—(continued)
PODS LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.000%, 3.750%, due 03/31/28[12]	24,938	$24,793
Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 1 mo. USD LIBOR + 9.000%, 11.000%, due 12/23/25[12]	16,892	18,370
Term Loan B, 1 mo. USD LIBOR + 9.000%, 11.000%, due 12/23/25[12]	233,108	253,505
UFC Holdings LLC, 2021 Term Loan B, 6 mo. USD LIBOR + 2.750%, 3.500%, due 04/29/26[12]	90,599	89,962
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.750%, 4.500%, due 04/21/28[12]	99,750	99,788
WW International, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%, 4.000%, due 04/13/28[12]	50,000	49,844
		1,707,516
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B, 6 mo. USD LIBOR + 2.500%, 2.657%, due 05/07/25[12]	193,568	184,373
Entertainment—0.1%
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 3.500%, 3.000% - 4.500%, due 12/01/23[12]	201,267	200,553
Gaming—0.0%†
Boyd Gaming Corp., Term Loan B3, 1 Week USD LIBOR + 2.250%, 2.334%, due 09/15/23[12]	62,002	61,815
Insurance—0.0%†
Hub International Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 2.750%, 2.865% - 2.875%, due 04/25/25[12]	48,068	47,330
Lodging—0.1%
Golden Nugget, Inc., 2017 Incremental Term Loan B, 2 mo. USD LIBOR + 2.500%, 3.250%, due 10/04/23[12]	160,802	159,151

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Face amount[1]		Value
Loan assignments—(concluded)
Lodging—(concluded)
2020 Initial Term Loan, 3 mo. USD LIBOR + 12.000%, 13.000%, due 10/04/23[12]		25,000	$27,500
			186,651
Media—0.1%
Altice France SA, 2018 Term Loan B13, 3 mo. USD LIBOR + 4.000%, 4.155%, due 08/14/26[12]		165,441	164,785
Diamond Sports Group LLC, Term Loan, 1 mo. USD LIBOR + 3.250%, 3.350%, due 08/24/26[12]		98,250	53,413
			218,198
Oil & gas—0.1%
Apergy Corp., 2020 Term Loan, 3 mo. USD LIBOR + 5.000%, 6.000%, due 06/03/27[12]		117,848	119,763
Citgo Holding, Inc., 2019 Term Loan B, 3 mo. USD LIBOR + 7.000%, 8.000%, due 08/01/23[12]		171,938	169,272
Parker Drilling Co., 2nd Lien PIK Term Loan, 11.000 % Cash or 2.000% PIK 11.000%, due 03/26/24[12]		26,950	25,064
			314,099
Retail-restaurants—0.0%†
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%, 1.842%, due 11/19/26[12]		107,555	105,404
Total loan assignments (cost—$3,043,651)			3,025,939
Non-U.S. government agency obligations—0.3%
Ivory Coast Government International Bond, Series REGS, 4.875%, due 01/30/32[4]	EUR	400,000	479,055
Turkiye Ihracat Kredi Bankasi AS 5.375%, due 10/24/23[2]		200,000	205,662
Series REGS, 5.375%, due 10/24/23[4]		50,000	51,416
Series REGS, 5.375%, due 10/24/23[4]		200,000	205,663
Total non-U.S. government agency obligations (cost—$948,142)			941,796
	Number of shares	Value
Common stocks—0.7%
Aerospace & defense—0.0%†
Egmv13794[3,10]	2,750	$0
Common stocks—(concluded)
Chemicals—0.1%
Hexion Holdings Corp., Class B*	11,692	231,209
Commercial services & supplies—0.1%
Radar Topco SARL, Class A3,10	846	19,821
Radar Topco SARL, Class B3,10	846	19,821
Radar Topco SARL, Class C3,10	846	19,821
Radar Topco SARL, Class D3,10	846	19,821
Radar Topco SARL, Class E3,10	846	19,821
Radar Topco SARL, Class F3,10	846	19,820
Radar Topco SARL, Class G3,10	846	19,820
Radar Topco SARL, Class H3,10	846	19,820
Radar Topco SARL, Class I3,10	846	19,820
Radar Topco SARL, Class J3,10	846	19,820
		198,205
Diversified financial services—0.1%
Spn New[2,3]	3,832	149,927
Diversified telecommunication services—0.0%†
Frontier Communications Parent, Inc.*	2,270	67,896
Energy equipment & services—0.1%
Diamond Offshore Drilling, Inc.[3]	11,325	65,685
FTS International, Inc.*	4,761	93,030
Noble Corp.[3]	207	4,554
Parker Drilling Co.*	1,153	4,958
		168,227
Gas utilities—0.0%†
Ferrellgas Partners LP, Ltd. Partnership*	364	83,720
Metals & mining—0.0%†
Aleris International [3,10]	795	15,900
Cloud Peak Energy, Inc. [3,10]	66	0
Petra Diamonds Ltd.*	2,704,982	60,535
		76,435
Oil & Gas—0.0%†
Chaparral Energy, Inc. [3,10]	1,269	38,070
Oil, gas & consumable fuels—0.2%
California Resources Corp.*	5,403	151,878
Gulfport Energy Operating Corp.*	3,568	243,694
Summit Midstream Partners LP	5,250	195,878
Superior Energy Services[3]	177	6,925
		598,375
Paper & forest products—0.0%†
Northwest Hardwoods, Inc.[3]	936	23,868
Road & rail—0.1%
Hertz Global Holding, Inc.[10]	13,821	169,307
Total common stocks (cost—$2,058,935)		1,805,239

PACE High Yield Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Preferred stocks—0.1%
Machinery—0.0%†
Selecta Group BV3	21,852	$17,368
Selecta Group BV3	43,703	34,734
Total Machinery		52,102
Oil, gas & consumable fuels—0.1%
Global Partners LP7	4,255	116,332
Gulfport Energy Corp.[3,6,7]	9	41,850
Total oil, gas & consumable fuels		158,182
Total preferred stocks (cost—$133,580)		210,284
	Number of warrants
Warrants—0.0%†
Appvion Holding Corp. expires 06/13/23*,3,10	1,268	0
California Resources Corp. expire 10/27/24*	201	1,091
Chaparral Energy, Inc. expires 10/01/24*,3	9	4
Chaparral Energy, Inc. expires 10/01/25*,3	9	6
Denbury, Inc. expires 09/18/25*	1,376	45,724
iHeartMedia, Inc. expires 05/01/39*	1,347	34,618
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,886	52
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*	1,215	21
Total warrants (cost—$47,892)		81,516
	Number of shares	Value
Short-term investments—1.6%
Investment companies—1.6%
State Street Institutional U.S. Government Money Market Fund, 0.030%[13] (cost—$4,461,876)	4,461,876	$4,461,876
Investment of cash collateral from securities loaned—3.0%
Money market funds—3.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[13] (cost—$8,414,695)	8,414,695	8,414,695
Total investments (cost—$276,260,372)—100.6%		279,890,508
Liabilities in excess of other assets—(0.6)%		(1,643,837)
Net assets—100.0%		$278,246,671

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	EUR	45,038,728	USD	53,304,010	08/09/21	$(129,334)
SSC	EUR	321,085	USD	379,209	08/09/21	(1,722)
SSC	GBP	5,049,731	USD	6,971,077	08/09/21	(48,139)
SSC	GBP	34,702	USD	47,906	08/09/21	(330)
SSC	USD	46,000	EUR	38,734	08/09/21	(47)
SSC	USD	28,000	EUR	23,695	08/09/21	111
SSC	USD	243,000	EUR	204,566	08/09/21	(305)
Net unrealized appreciation (depreciation)						$(179,766)

PACE High Yield Investments

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$260,856,977	$92,186	$260,949,163
Loan assignments	—	3,025,939	—	3,025,939
Non-U.S. government agency obligations	—	941,796	—	941,796
Common stocks	1,132,798	250,959	421,482	1,805,239
Preferred stocks	116,332	93,952	—	210,284
Warrants	46,888	34,628	—	81,516
Short-term investments	—	4,461,876	—	4,461,876
Investment of cash collateral from securities loaned	—	8,414,695	—	8,414,695
Forward foreign currency contracts	—	111	—	111
Total	$1,296,018	$278,080,933	$513,668	$279,890,619
Liabilities
Forward foreign currency contracts	$—	$(179,877)	$—	$(179,877)

At July 31, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $139,291,311, represented 49.7% of the Portfolio's net assets at period end.

3  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Security, or portion thereof, was on loan at the period end.

6  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

7  Perpetual investment. Date shown reflects the next call date.

PACE High Yield Investments

Portfolio of investments—July 31, 2021

Portfolio footnotes—(concluded)

8  This security is considered restricted. At period end, the value of restricted security was $47,751, represented 0.0% of the Fund's net assets. The table below provides further information.Insert table here:

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 07/31/21	Value as a percentage of net assets
Appvion, Inc.9.000%, due 06/01/25	6/1/20	$650,000	0.2%	$6,500	0.0%
Cloud Peak Energy 3.000%, due 03/15/24	7/30/15-12/17/19	440,322	0.2	5,500	0.0
GenOn Energy, Inc. 3.000%, due 06/15/17	5/9/19	—	0.0	0	0.0
Gulfport Energy Corp. 2.000%, due 10/15/24	5/17/21	2,000	0.0	1,750	0.0
Gulfport Energy Corp. 3.000%, due 05/15/25	5/17/21	4,000	0.0	3,500	0.0
Gulfport Energy Corp. 3.000%, due 01/15/26	5/17/21	7,000	0.0	6,125	0.0
Sanchez Energy Corp. 6.125%, due 01/15/23	10/30/17-12/1/17	321,128	0.1	7,875	0.0
Sanchez Energy Corp. 7.750%, due 06/15/21	11/3/17-12/1/17	473,216	0.2	10,688	0.0
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	0.0	5,813	0.0

9  Bond interest in default.

10  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

13  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements

PACE Large Co Value Equity Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 43.92% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 39.32%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 158. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor and generally positive across most sectors, with the exception of Materials. Stock selection within the Financials and Information Technology sectors was particularly strong. A handful of Portfolio holdings returned in excess of 100% during the period. Sector allocation was an additional tailwind as the portfolio was overweight Financials, which posted the highest sector return during the period. This was partially offset by an overweight to Healthcare, which was one of the weakest sectors.

Broadly, the value rotation, as investors focused on recovery from the COVID shut down, was beneficial for the Portfolio given underlying positioning. The Portfolio's high beta was rewarded, during a very strong period for the equity market, as well as the value orientation versus the benchmark. Specifically, the Portfolio's tilt to book-to-price and low momentum acted as tailwinds. The cash allocation was a drag on relative performance given the overall strength of the equity market.

Notable is that during this period, Boston Partners, Los Angeles Capital and River Road were terminated to fund Wellington and Artisan Partners in an effort to improve risk-adjusted performance for the Portfolio.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners") (terminated effective close of business on November 12, 2020);

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") (terminated effective close of business on May 7, 2021);

River Road Asset Management, LLC ("River Road") (terminated effective close of business on November 12, 2020);

Artisan Partners Limited Partnership ("Artisan Partners") effective May 10, 2021;

Wellington Management Company LLP ("Wellington") effective November 13, 2020

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA, Mark Donovan, CFA, David J. Pyle, David J. Cohen and Stephanie McGirr;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

(continued on next page)

PACE Large Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Portfolio Management Team (concluded)

Shircliff and Andrew R. McIntosh;

Wellington: W. Michael Reckmeyer III, CFA and Matthew C. Hand, CFA; Artisan Partners: Daniel J. Okeefe and Michael J. McKinnon

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the current subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

• A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

• A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	43.50%	9.85%	10.47%
Class Y2	43.81	10.12	10.74
Class P3	43.92	10.11	10.73
After deducting maximum sales charge
Class A1	35.60	8.62	9.84
Russell 1000 Value Index[4]	39.32	11.41	12.08

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	47.02%	10.36%	10.01%
Class Y2	47.28	10.64	10.28
Class P3	47.41	10.63	10.27
After deducting maximum sales charge
Class A1	38.91	9.12	9.39

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.47% and 1.47%; Class Y—1.55% and 1.23%; and Class P—1.24% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten holdings
Cisco Systems, Inc.	2.6%
Philip Morris International, Inc.	2.3
MetLife, Inc.	2.3
Morgan Stanley	2.2
General Dynamics Corp.	2.2
Citigroup, Inc.	2.2
Raytheon Technologies Corp.	2.2
JPMorgan Chase & Co.	2.2
UnitedHealth Group, Inc.	2.1
Anthem, Inc.	2.1
Total	22.4%
Top five issuer breakdown by country or territory of origin
United States	90.9%
United Kingdom	2.1
Germany	1.7
South Korea	1.8
Switzerland	1.4
Total	97.9%
Sectors
Financials	25.8%
Health Care	15.1
Industrials	10.2
Consumer Discretionary	9.9
Information Technology	9.6
Consumer Staples	6.7
Communication Services	6.1
Utilities	4.2
Materials	3.7
Energy	3.6
Real Estate	1.3
Total	96.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—96.2%
Aerospace & defense—5.0%
BAE Systems PLC	922,773	$7,388,095
General Dynamics Corp.	127,648	25,022,837
Raytheon Technologies Corp.	286,583	24,918,392
		57,329,324
Air freight & logistics—0.6%
FedEx Corp.	22,888	6,407,496
Airlines—0.7%
Southwest Airlines Co.*	154,640	7,812,413
Auto components—0.5%
Lear Corp.	33,396	5,843,632
Automobiles—1.2%
Ford Motor Co.*	280,620	3,914,649
Harley-Davidson, Inc.	261,312	10,353,181
		14,267,830
Banks—7.6%
Bank of America Corp.	435,290	16,697,724
Citigroup, Inc.	369,933	25,014,870
JPMorgan Chase & Co.	163,791	24,860,198
M&T Bank Corp.	89,206	11,940,223
Wells Fargo & Co.	176,626	8,114,198
		86,627,213
Building products—1.1%
Johnson Controls International PLC	182,003	12,998,654
Capital markets—5.5%
Bank of New York Mellon Corp.	379,225	19,465,619
BlackRock, Inc.	16,459	14,272,751
Goldman Sachs Group, Inc.	9,128	3,421,905
Morgan Stanley	262,010	25,147,720
		62,307,995
Chemicals—2.0%
Celanese Corp.	123,259	19,200,054
Dow, Inc.	63,834	3,967,922
		23,167,976
Communications equipment—2.6%
Cisco Systems, Inc.	530,594	29,378,990
Construction materials—1.7%
HeidelbergCement AG	216,669	19,220,216
Consumer finance—2.3%
American Express Co.	122,704	20,924,713
Capital One Financial Corp.	31,557	5,102,767
		26,027,480
Diversified financial services—2.7%
Berkshire Hathaway, Inc., Class B*	75,460	20,999,764
Equitable Holdings, Inc.	187,700	5,794,299
Voya Financial, Inc.[1]	56,156	3,616,446
		30,410,509
	Number of shares	Value
Common stocks—(continued)
Electric utilities—2.6%
Edison International	102,920	$5,609,140
Exelon Corp.	357,097	16,712,140
NRG Energy, Inc.	182,319	7,518,835
		29,840,115
Electrical equipment—1.6%
Eaton Corp. PLC	118,449	18,720,864
Electronic equipment, instruments & components—2.9%
Corning, Inc.	402,036	16,829,227
TE Connectivity Ltd.	111,133	16,388,783
		33,218,010
Energy equipment & services—1.2%
Baker Hughes Co.	209,361	4,446,828
Halliburton Co.	229,000	4,735,720
NOV, Inc.*	321,509	4,440,039
		13,622,587
Equity real estate investment trusts—1.3%
Crown Castle International Corp.	78,356	15,129,760
Food & staples retailing—0.3%
Sprouts Farmers Market, Inc.*	149,779	3,681,568
Food products—2.6%
Archer-Daniels-Midland Co.	254,554	15,201,965
Danone SA	197,001	14,502,946
		29,704,911
Health care equipment & supplies—3.7%
Becton Dickinson and Co.	89,626	22,921,850
DENTSPLY SIRONA, Inc.	289,652	19,128,618
		42,050,468
Health care providers & services—4.8%
Anthem, Inc.	62,061	23,832,044
Cardinal Health, Inc.	28,107	1,668,994
Fresenius Medical Care AG & Co. KGaA, ADR	23,490	923,627
McKesson Corp.	17,214	3,508,729
UnitedHealth Group, Inc.	59,158	24,386,111
		54,319,505
Hotels, restaurants & leisure—3.1%
Booking Holdings, Inc.*	8,495	18,504,319
Expedia Group, Inc.*	102,367	16,467,779
		34,972,098
Household durables—0.8%
Mohawk Industries, Inc.*	20,696	4,033,650
Newell Brands, Inc.	183,933	4,552,342
		8,585,992
Industrial conglomerates—0.7%
General Electric Co.	609,678	7,895,330

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Insurance—7.8%
American International Group, Inc.	161,461	$7,645,178
Axis Capital Holdings Ltd.	82,399	4,191,637
Chubb Ltd.	135,090	22,795,087
Marsh & McLennan Cos., Inc.	95,228	14,019,466
MetLife, Inc.	448,454	25,875,796
Progressive Corp.	149,580	14,234,033
		88,761,197
Interactive media & services—4.1%
Alphabet, Inc., Class A*	8,806	23,728,031
Facebook, Inc., Class A*	63,822	22,739,779
		46,467,810
IT services—2.0%
Amdocs Ltd.	55,546	4,283,152
Cognizant Technology Solutions Corp., Class A	73,695	5,418,794
Visa, Inc., A Shares	54,706	13,479,011
		23,180,957
Machinery—0.4%
Westinghouse Air Brake Technologies Corp.	60,499	5,134,550
Media—2.1%
Comcast Corp., Class A	398,619	23,450,756
Multi-utilities—1.6%
Sempra Energy	140,026	18,294,397
Oil, gas & consumable fuels—2.4%
Cenovus Energy, Inc.	226,124	1,885,874
Exxon Mobil Corp.	55,365	3,187,363
Pioneer Natural Resources Co.	136,399	19,828,323
Royal Dutch Shell PLC, ADR, Class A	63,703	2,587,616
		27,489,176
Personal products—1.4%
Unilever PLC, ADR	282,544	16,254,756
	Number of shares	Value
Common stocks—(concluded)
Pharmaceuticals—6.6%
Eli Lilly & Co.	72,858	$17,740,923
Johnson & Johnson	136,294	23,469,827
Merck & Co., Inc.	219,589	16,879,806
Novartis AG, ADR	170,086	15,714,246
Pfizer, Inc.	43,035	1,842,328
		75,647,130
Specialty retail—3.1%
Advance Auto Parts, Inc.	89,448	18,968,343
Lowe's Cos., Inc.	87,001	16,764,222
		35,732,565
Technology hardware, storage & peripherals—2.1%
Hewlett Packard Enterprise Co.	274,694	3,983,063
Samsung Electronics Co. Ltd.	284,641	19,425,619
		23,408,682
Textiles, apparel & luxury goods—1.2%
Gildan Activewear, Inc.	122,931	4,239,890
PVH Corp.*	50,886	5,323,694
Skechers USA, Inc., Class A*	77,662	4,168,896
		13,732,480
Tobacco—2.3%
Philip Morris International, Inc.	267,009	26,724,931
Total common stocks (cost—$943,621,087)		1,097,820,323
Short-term investments—3.6%
Investment companies—3.6%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost—$40,704,642)	40,704,642	40,704,642
Total investments (cost—$984,325,729)—99.8%		1,138,524,965
Other assets in excess of liabilities—0.2%		1,847,627
Net assets—100.0%		$1,140,372,592

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,097,820,323	$—	$—	$1,097,820,323
Short-term investments	—	40,704,642	—	40,704,642
Total	$1,097,820,323	$40,704,642	$—	$1,138,524,965

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares gained 32.89% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 36.68%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 166. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Both sector allocation and stock selection were negative. In terms of sector allocation, the overweight to Financials and Materials as well as the underweight to the Information Technology sector detracted. Stock selection detracted due to underperformance within Information Technology and Health Care. However, stock selection in Consumer Discretionary and Financials partially offset negative contributions from the aforementioned sectors. The cash allocation was a significant drag on relative performance given the overall strength of the equity market.

Risk factors were supportive of performance for the period. The Portfolio benefitted from its high beta positioning. The Portfolio's benchmark relative growth and value exposure was not a significant driver of returns in the period.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

JSP: Jeffrey Van Harte, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

ample opportunities to grow and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	32.62%	20.60%	16.12%
Class Y2	32.89	20.90	16.42
Class P3	32.89	20.89	16.41
After deducting maximum sales charge
Class A1	25.32	19.25	15.47
Russell 1000 Growth Index[4]	36.68	23.32	18.37

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	39.75%	21.14%	15.67%
Class Y2	40.06	21.44	15.96
Class P3	40.07	21.43	15.96
After deducting maximum sales charge
Class A1	32.08	19.77	15.02

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.16% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.92% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten holdings
Microsoft Corp.	6.3%
Apple, Inc.	5.8
Alphabet, Inc., Class C	5.4
Amazon.com, Inc.	4.9
Facebook, Inc., Class A	4.1
Intuit, Inc.	2.7
Nike, Inc., Class B	2.4
Adobe, Inc.	2.4
Berkshire Hathaway, Inc., Class B	2.3
PayPal Holdings, Inc.	2.1
Total	38.4%
Top five issuer breakdown by country or territory of origin
United States	98.0%
United Kingdom	0.9
Netherlands	0.7
Israel	0.4
Argentina	0.2
Total	100.2%
Sectors
Information Technology	34.4%
Communication Services	14.6
Consumer Discretionary	12.5
Industrials	10.2
Financials	9.9
Health Care	9.4
Materials	2.9
Consumer Staples	2.5
Real Estate	2.0
Total	98.4%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—98.4%
Aerospace & defense—1.0%
TransDigm Group, Inc.*	20,553	$13,176,323
Air freight & logistics—0.6%
FedEx Corp.	28,904	8,091,675
Automobiles—0.9%
Tesla, Inc.*	15,805	10,861,196
Banks—0.6%
SVB Financial Group*	13,766	7,570,749
Beverages—0.9%
Boston Beer Co., Inc., Class A*	3,097	2,198,870
Monster Beverage Corp.*	97,941	9,237,795
		11,436,665
Biotechnology—1.6%
Alnylam Pharmaceuticals, Inc.*	2,010	359,669
Biogen, Inc.*	17,509	5,720,716
BioMarin Pharmaceutical, Inc.*	25,502	1,956,769
Exact Sciences Corp.*	15,313	1,651,354
Moderna, Inc.*	4,732	1,673,235
Regeneron Pharmaceuticals, Inc.*	7,357	4,227,406
Seagen, Inc.*	35,006	5,369,570
		20,958,719
Building products—0.4%
Trane Technologies PLC	27,501	5,599,479
Capital markets—4.9%
Blackstone Group, Inc., Class A	115,928	13,363,020
Charles Schwab Corp.	375,066	25,485,735
Coinbase Global, Inc., Class A*	952	225,224
KKR & Co., Inc.	103,075	6,572,062
MarketAxess Holdings, Inc.	5,044	2,396,757
Morgan Stanley	123,999	11,901,424
MSCI, Inc.	4,785	2,851,669
		62,795,891
Chemicals—2.2%
Air Products and Chemicals, Inc.	78,525	22,853,131
Sherwin-Williams Co.	17,833	5,189,938
		28,043,069
Commercial services & supplies—0.4%
Waste Management, Inc.	31,254	4,633,718
Consumer finance—0.3%
Capital One Financial Corp.	26,108	4,221,664
Diversified financial services—2.3%
Berkshire Hathaway, Inc., Class B*	107,030	29,785,379
Electrical equipment—0.8%
Rockwell Automation, Inc.	30,931	9,508,808
Electronic equipment, instruments & components—0.4%
Amphenol Corp., Class A	77,652	5,628,993
	Number of shares	Value
Common stocks—(continued)
Entertainment—1.9%
Netflix, Inc.*	45,529	$23,564,445
Roku, Inc.*	2,392	1,024,517
		24,588,962
Equity real estate investment trusts—2.0%
American Tower Corp.	91,916	25,993,845
Health care equipment & supplies—3.3%
ABIOMED, Inc.*	5,246	1,716,176
Align Technology, Inc.*	22,239	15,473,896
DexCom, Inc.*	7,973	4,110,161
Edwards Lifesciences Corp.*	65,732	7,379,732
Intuitive Surgical, Inc.*	13,214	13,101,153
		41,781,118
Health care providers & services—1.6%
HCA Healthcare, Inc.	44,954	11,157,583
McKesson Corp.	47,005	9,581,029
		20,738,612
Health care technology—0.4%
Veeva Systems, Inc., Class A*	16,495	5,488,051
Hotels, restaurants & leisure—1.9%
Airbnb, Inc., Class A*	21,087	3,036,739
Booking Holdings, Inc.*	3,909	8,514,818
Chipotle Mexican Grill, Inc.*	5,254	9,790,514
Starbucks Corp.	29,406	3,570,770
		24,912,841
Industrial conglomerates—3.7%
Honeywell International, Inc.	108,679	25,408,063
Roper Technologies, Inc.	45,490	22,351,057
		47,759,120
Insurance—1.8%
Markel Corp.*	19,519	23,543,232
Interactive media & services—12.1%
Alphabet, Inc., Class C*	25,757	69,657,746
Facebook, Inc., Class A*	146,393	52,159,826
Match Group, Inc.*	79,857	12,718,824
Pinterest, Inc., Class A*	18,217	1,072,981
Snap, Inc., Class A*	171,228	12,742,788
Twitter, Inc.*	27,315	1,905,221
Zillow Group, Inc., Class C*,1	47,633	5,061,483
		155,318,869
Internet & direct marketing retail—5.3%
Amazon.com, Inc.*	18,849	62,721,744
Etsy, Inc.*	4,323	793,314
MercadoLibre, Inc.*	1,295	2,031,467
Wayfair, Inc., Class A*,1	10,529	2,541,279
		68,087,804

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
IT services—6.0%
Mastercard, Inc., Class A	37,418	$14,441,103
MongoDB, Inc.*	1,123	403,067
PayPal Holdings, Inc.*	96,299	26,533,264
Shopify, Inc., Class A*	105	157,493
Snowflake, Inc., Class A*	23,713	6,301,018
Square, Inc., Class A*	22,267	5,505,738
Twilio, Inc., Class A*	25,348	9,469,759
Visa, Inc., A Shares	42,272	10,415,398
Wix.com Ltd.*	15,039	4,491,247
		77,718,087
Life sciences tools & services—2.5%
10X Genomics, Inc., Class A*	24,546	4,497,564
Mettler-Toledo International, Inc.*	17,650	26,010,981
Thermo Fisher Scientific, Inc.	2,603	1,405,646
		31,914,191
Machinery—1.4%
Deere & Co.	51,121	18,484,842
Media—0.6%
Charter Communications, Inc., Class A*	10,973	8,164,461
Metals & mining—0.7%
Freeport-McMoRan, Inc.	228,047	8,688,591
Personal products—1.7%
Estee Lauder Cos., Inc., Class A	27,511	9,183,997
Unilever PLC, ADR	209,777	12,068,471
		21,252,468
Professional services—0.2%
Verisk Analytics, Inc.	15,106	2,869,234
Road & rail—1.6%
Norfolk Southern Corp.	32,207	8,303,931
Uber Technologies, Inc.*	287,149	12,479,495
		20,783,426
Semiconductors & semiconductor equipment—5.7%
Advanced Micro Devices, Inc.*	81,871	8,693,881
ASML Holding N.V. NY Registered Shares	12,130	9,300,556
Cree, Inc.*	21,675	2,010,573
Enphase Energy, Inc.*	1,646	312,082
Lam Research Corp.	13,402	8,542,569
Microchip Technology, Inc.	175,539	25,123,142
NVIDIA Corp.	26,752	5,216,372
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(concluded)
QUALCOMM, Inc.	36,114	$5,409,877
Texas Instruments, Inc.	43,567	8,304,742
		72,913,794
Software—16.5%
Adobe, Inc.*	49,266	30,625,224
Coupa Software, Inc.*	18,400	3,992,800
Datadog, Inc., Class A*	49,162	5,442,233
HubSpot, Inc.*	2,593	1,545,480
Intuit, Inc.	66,602	35,297,062
Microsoft Corp.	285,148	81,241,517
Oracle Corp.	93,061	8,109,336
Paycom Software, Inc.*	13,174	5,269,600
Salesforce.com, Inc.*	63,951	15,471,665
ServiceNow, Inc.*	12,551	7,378,607
SS&C Technologies Holdings, Inc.	80,539	6,313,452
Synopsys, Inc.*	19,840	5,713,722
Trade Desk, Inc., Class A*	4,090	335,012
Workday, Inc., Class A*	4,941	1,158,170
Zoom Video Communications, Inc., Class A*	11,611	4,390,119
		212,283,999
Specialty retail—1.5%
AutoZone, Inc.*	3,278	5,322,062
Carvana Co.*	15,485	5,227,117
Lowe's Cos., Inc.	46,807	9,019,241
		19,568,420
Technology hardware, storage & peripherals—5.8%
Apple, Inc.	508,386	74,153,182
Textiles, apparel & luxury goods—2.9%
Nike, Inc., Class B	183,251	30,696,375
Tapestry, Inc.*	168,193	7,114,564
		37,810,939
Total common stocks (cost—$758,275,467)		1,267,130,416
Short-term investments—1.8%
Investment companies—1.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost—$23,469,845)	23,469,845	23,469,845
Total investments (cost—$781,745,312)—100.2%		1,290,600,261
Liabilities in excess of other assets—(0.2)%		(2,275,352)
Net assets—100.0%		$1,288,324,909

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,267,130,416	$—	$—	$1,267,130,416
Short-term investments	—	23,469,845	—	23,469,845
Total	$1,267,130,416	$23,469,845	$—	$1,290,600,261

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 56.95% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 56.14%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 174. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor to relative returns. Stock selection within Financials and Health Care sectors was most additive while stock selection within Information Technology and Materials was the most significant detractor. Sector allocation was a positive contributor relative to the benchmark, particularly the overweight to the Energy sector, as this sector performed best in the benchmark during this time period. The cash allocation acted as an additional drag on performance given the overall strength of the equity market.

In addition, trading within the Portfolio benefitted performance during the period. A manager reallocation was implemented in the Portfolio by reducing Kayne Anderson, a quality value manager and reallocating the proceeds to Sapience, a relative value manager in early November 2020. Sapience was the best performing strategy in the Portfolio during this time period. The manager found attractive valuation opportunities within quality oriented cyclical companies that had been punished earlier in 2020 on COVID concerns, but which rebounded during this reporting period as positive news developments regarding availability of a COVID vaccine contributed to positive benchmark relative results in this period.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Small/Medium Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	56.72%	12.01%	10.98%
Class Y2	56.98	12.25	11.18
Class P3	56.95	12.20	11.14
After deducting maximum sales charge
Class A1	48.12	10.75	10.36
Russell 2500 Value Index[4]	56.14	10.97	11.19

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	67.37%	13.32%	10.66%
Class Y2	67.65	13.58	10.86
Class P3	67.67	13.52	10.82
After deducting maximum sales charge
Class A1	58.17	12.05	10.03

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.23% and 1.23%; Class Y—1.04% and 1.04%; and Class P—1.09% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2021

Top ten holdings
Cheesecake Factory, Inc.	1.6%
Zebra Technologies Corp., Class A	1.6
KAR Auction Services, Inc.	1.5
Capri Holdings Ltd.	1.5
Scotts Miracle-Gro Co.	1.4
Webster Financial Corp.	1.3
Diebold Nixdorf, Inc.	1.3
Thor Industries, Inc.	1.3
RBC Bearings, Inc.	1.3
Samsonite International SA, ADR	1.3
Total	14.1%
Top five issuer breakdown by country or territory of origin
United States	95.8%
Bermuda	1.4
Chile	0.9
Argentina	0.8
Puerto Rico	0.8
Total	99.7%
Sectors
Financials	19.9%
Industrials	19.8
Information Technology	14.5
Consumer Discretionary	14.0
Health Care	6.4
Real Estate	6.1
Materials	4.4
Consumer Staples	4.4
Energy	4.1
Utilities	2.4
Communication Services	1.5
Total	97.5%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—97.3%
Auto components—1.5%
Adient PLC*	89,810	$3,783,695
Gentex Corp.	112,265	3,820,378
		7,604,073
Automobiles—1.3%
Thor Industries, Inc.	55,049	6,515,600
Banks—11.7%
Ameris Bancorp	93,390	4,539,688
Atlantic Capital Bancshares, Inc.*	86,301	2,071,224
Bank of Hawaii Corp.	59,987	5,021,512
Bank of NT Butterfield & Son Ltd.	125,995	4,175,474
Bank OZK	97,830	3,982,659
Banner Corp.	78,870	4,183,265
Carter Bankshares, Inc.*	67,452	773,674
Cathay General Bancorp	97,970	3,710,124
Central Pacific Financial Corp.	123,830	3,170,048
First Bancorp/Southern Pines NC	20,000	800,000
First Citizens BancShares, Inc., Class A1	3,300	2,582,547
First Horizon Corp.	274,802	4,245,691
Glacier Bancorp, Inc.	74,328	3,832,352
Hancock Whitney Corp.	78,580	3,434,732
Popular, Inc.	52,560	3,824,265
Truist Financial Corp.	24,600	1,338,978
Webster Financial Corp.	137,240	6,601,244
		58,287,477
Beverages—0.8%
National Beverage Corp.	85,634	3,886,071
Biotechnology—0.4%
Anika Therapeutics, Inc.*	54,600	2,191,098
Building products—2.3%
Armstrong World Industries, Inc.	36,839	3,985,243
Carrier Global Corp.	20,600	1,138,150
Lennox International, Inc.	8,675	2,857,805
Resideo Technologies, Inc.*	119,215	3,516,843
		11,498,041
Capital markets—1.9%
Artisan Partners Asset Management, Inc., Class A	75,715	3,641,134
MSCI, Inc.	7,641	4,553,730
Virtus Investment Partners, Inc.	4,474	1,235,406
		9,430,270
Chemicals—3.2%
Axalta Coating Systems Ltd.*	122,300	3,681,230
Innospec, Inc.	24,100	2,131,645
Scotts Miracle-Gro Co.	38,396	6,794,556
Valvoline, Inc.	112,325	3,446,131
		16,053,562
Commercial services & supplies—2.0%
KAR Auction Services, Inc.*	453,400	7,472,032
Stericycle, Inc.*	33,340	2,352,137
		9,824,169
	Number of shares	Value
Common stocks—(continued)
Communications equipment—2.0%
Comtech Telecommunications Corp.	190,475	$4,756,161
Plantronics, Inc.*	167,445	5,222,609
		9,978,770
Consumer finance—1.8%
Enova International, Inc.*	72,236	2,390,289
Navient Corp.	148,170	3,027,113
SLM Corp.	180,625	3,401,169
		8,818,571
Containers & packaging—0.6%
Sealed Air Corp.	51,840	2,941,920
Diversified consumer services—1.1%
H&R Block, Inc.	30,400	746,320
Regis Corp.*,1	28,366	226,077
Terminix Global Holdings, Inc.*	84,307	4,426,118
		5,398,515
Diversified telecommunication services—0.9%
Liberty Latin America Ltd., Class A*	316,080	4,314,492
Electric utilities—2.3%
Entergy Corp.	14,100	1,451,172
Evergy, Inc.	16,494	1,075,739
IDACORP, Inc.	41,425	4,368,266
Portland General Electric Co.	90,540	4,427,406
		11,322,583
Electrical equipment—0.9%
EnerSys	44,200	4,360,772
Electronic equipment, instruments & components—2.5%
CDW Corp.	25,858	4,741,064
Zebra Technologies Corp., Class A*	14,100	7,789,968
		12,531,032
Energy equipment & services—0.8%
ChampionX Corp.*	138,790	3,225,480
CSI Compressco LP	37,564	58,976
Hoegh LNG Partners LP	27,430	150,316
TETRA Technologies, Inc.*	176,115	544,195
		3,978,967
Entertainment—0.4%
Lions Gate Entertainment Corp., Class B*	161,837	2,162,142
Equity real estate investment trusts—6.1%
American Campus Communities, Inc.	93,562	4,707,104
CatchMark Timber Trust, Inc., Class A	89,209	1,042,853
Granite Real Estate Investment Trust	27,690	1,916,702
Hudson Pacific Properties, Inc.	97,830	2,666,846
Lamar Advertising Co., Class A	46,782	4,986,961
MGM Growth Properties LLC, Class A	125,363	4,738,721
Office Properties Income Trust	46,320	1,342,354
Outfront Media, Inc.*	170,675	4,077,426
Physicians Realty Trust	262,450	4,973,427
		30,452,394

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—0.8%
U.S. Foods Holding Corp.*	118,550	$4,071,007
Food products—1.7%
Conagra Brands, Inc.	10,300	344,947
Lamb Weston Holdings, Inc.	4,400	293,788
Post Holdings, Inc.*	25,710	2,631,161
TreeHouse Foods, Inc.*	99,865	4,434,006
Tyson Foods, Inc., Class A	8,800	628,848
		8,332,750
Health care equipment & supplies—1.5%
CONMED Corp.	6,000	827,640
Envista Holdings Corp.*	70,530	3,038,433
Integra LifeSciences Holdings Corp.*	53,170	3,848,976
		7,715,049
Health care providers & services—3.5%
Acadia Healthcare Co., Inc.*	58,610	3,617,409
AdaptHealth Corp.*	120,010	2,687,024
CorVel Corp.*	26,282	3,701,031
Hanger, Inc.*	225,942	5,544,617
Select Medical Holdings Corp.	27,700	1,092,765
Tenet Healthcare Corp.*	9,200	660,928
		17,303,774
Hotels, restaurants & leisure—3.8%
Boston Pizza Royalties Income Fund	36,900	432,298
Cheesecake Factory, Inc.*	177,799	8,047,183
Despegar.com Corp.*	321,780	4,057,646
El Pollo Loco Holdings, Inc.*	117,300	2,182,953
Six Flags Entertainment Corp.*	108,820	4,521,471
		19,241,551
Household products—0.5%
WD-40 Co.	11,350	2,757,937
Insurance—3.1%
Argo Group International Holdings Ltd.	76,440	3,984,817
Assured Guaranty Ltd.	68,220	3,261,598
CNO Financial Group, Inc.	126,037	2,878,685
W. R. Berkley Corp.	76,475	5,595,676
		15,720,776
IT services—3.2%
Broadridge Financial Solutions, Inc.	31,450	5,456,260
DXC Technology Co.*	85,620	3,423,088
International Money Express, Inc.*	42,513	688,285
Jack Henry & Associates, Inc.	33,087	5,760,116
VeriSign, Inc.*	3,900	843,843
		16,171,592
Leisure products—0.6%
JAKKS Pacific, Inc.*,1	240,754	3,158,692
Life sciences tools & services—0.9%
Syneos Health, Inc.*	51,725	4,638,181
	Number of shares	Value
Common stocks—(continued)
Machinery—9.2%
Altra Industrial Motion Corp.	55,965	$3,507,886
EnPro Industries, Inc.	42,960	4,000,435
Graco, Inc.	65,800	5,137,664
Helios Technologies, Inc.	48,260	3,901,821
John Bean Technologies Corp.	25,688	3,765,347
Lincoln Electric Holdings, Inc.	26,995	3,763,913
Miller Industries, Inc.	54,206	2,033,267
RBC Bearings, Inc.*	27,676	6,503,860
Rexnord Corp.	83,320	4,693,416
Terex Corp.	65,995	3,162,480
Toro Co.	47,171	5,365,230
		45,835,319
Marine—1.0%
Kirby Corp.*	84,770	4,909,031
Media—0.2%
ViacomCBS, Inc., Class B	20,200	826,786
Metals & mining—0.6%
Allegheny Technologies, Inc.*	152,000	3,120,560
Mortgage real estate investment trust—0.7%
Redwood Trust, Inc.	292,800	3,475,536
Multi-utilities—0.1%
Black Hills Corp.	8,200	554,730
Oil, gas & consumable fuels—3.3%
EQT Corp.*	247,085	4,543,893
Golar LNG Ltd.*	241,869	2,699,258
PDC Energy, Inc.	125,610	4,967,876
Viper Energy Partners LP	229,210	4,128,072
		16,339,099
Personal products—0.6%
elf Beauty, Inc.*	110,020	3,037,652
Professional services—2.8%
KBR, Inc.	137,500	5,321,250
Science Applications International Corp.	22,700	1,981,710
TransUnion	53,800	6,459,228
		13,762,188
Road & rail—0.9%
Landstar System, Inc.	29,200	4,584,400
Semiconductors & semiconductor equipment—1.2%
Teradyne, Inc.	46,900	5,956,300
Software—4.1%
8x8, Inc.*	103,860	2,654,662
American Software, Inc. Class A	149,414	3,287,108
Avast PLC[2]	106,966	862,361
CDK Global, Inc.	58,000	2,783,420
Dolby Laboratories, Inc., Class A	38,304	3,719,318
New Relic, Inc.*	43,980	3,038,138
SailPoint Technologies Holding, Inc.*	63,000	3,149,370

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
Xperi Holding Corp.	35,979	$747,284
		20,241,661
Specialty retail—2.7%
Gap, Inc.	52,100	1,519,757
Leslie's, Inc.*	131,645	3,205,556
Rent-A-Center, Inc.	75,300	4,308,666
Tilly's, Inc., Class A	66,859	991,519
Urban Outfitters, Inc.*	89,405	3,324,078
		13,349,576
Technology hardware, storage & peripherals—1.5%
Diebold Nixdorf, Inc.*	631,072	6,569,460
Xerox Holdings Corp.	29,200	704,596
		7,274,056
Textiles, apparel & luxury goods—3.0%
Capri Holdings Ltd.*	128,565	7,239,495
Carter's, Inc.	10,700	1,045,818
Samsonite International SA, ADR*	705,917	6,469,729
		14,755,042
Thrifts & mortgage finance—0.5%
Essent Group Ltd.	57,740	2,608,116
	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.8%
Beacon Roofing Supply, Inc.*	74,580	$3,988,538
Total common stocks (cost—$339,368,689)		485,280,418
Investment companies—0.2%
Sprott Physical Uranium Trust* (cost—$732,960)	102,550	949,385
Short-term investments—2.9%
Investment companies—2.9%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$14,442,801)	14,442,801	14,442,801
Investment of cash collateral from securities loaned—0.5%
Money market funds—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[3] (cost—$2,801,705)	2,801,705	2,801,705
Total investments (cost—$357,346,156)—100.9%		503,474,309
Liabilities in excess of other assets—(0.9)%		(4,598,362)
Net assets—100.0%		$498,875,947

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$485,280,418	$—	$—	$485,280,418
Investment companies	949,385	—	—	949,385
Short-term investments	—	14,442,801	—	14,442,801
Investment of cash collateral from securities loaned	—	2,801,705	—	2,801,705
Total	$486,229,803	$17,244,506	$—	$503,474,309

At July 31, 2021, there were no transfers in or out of Level 3.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2021

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $862,361, represented 0.2% of the Portfolio's net assets at period end.

3  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 47.57% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 38.80%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 183. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the main contributor for relative returns primarily due to strong performance in Information Technology and Industrials. Stock selection in 10 out of 11 sectors was positive with exception of Health Care. Sector allocation was also beneficial relative to the benchmark due to an overweight to Consumer Discretionary and underweight to Materials. Sector allocation was additive in 9 out of 11 sectors. Five sectors returned in excess of 50%. The cash allocation partly offset the strong performance in what was an extremely strong period for the benchmark.

Risk factors were supportive of performance for the period. The Portfolio received a significant benefit from its high beta positioning as well as tilts towards momentum and small size. Benchmark relative value and growth exposures were only modestly impactful during the period.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Riverbridge: Mark Thompson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	47.35%	19.71%	13.73%
Class Y2	47.52	19.96	13.91
Class P3	47.57	19.88	13.89
After deducting maximum sales charge
Class A1	39.26	18.37	13.08
Russell 2500 Growth Index[4]	38.80	18.78	15.04

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	57.19%	21.09%	13.43%
Class Y2	57.31	21.33	13.61
Class P3	57.40	21.24	13.57
After deducting maximum sales charge
Class A1	48.56	19.72	12.78

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.23% and 1.23%; Class Y—1.21% and 1.08%; and Class P—1.09% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten holdings
Globant SA	1.7%
Workiva, Inc.	1.3
Five Below, Inc.	1.3
Kornit Digital Ltd.	1.3
Ritchie Bros Auctioneers, Inc.	1.3
Amedisys, Inc.	1.3
Paylocity Holding Corp.	1.2
Grand Canyon Education, Inc.	1.2
Blackline, Inc.	1.1
SPS Commerce, Inc.	1.1
Total	12.8%
Top five issuer breakdown by country or territory of origin
United States	94.2%
Israel	2.4
Canada	1.9
Bermuda	0.5
Costa Rica	0.3
Total	99.3%
Sectors
Information Technology	27.9%
Health Care	24.4
Consumer Discretionary	18.6
Industrials	13.6
Financials	4.8
Consumer Staples	3.6
Materials	1.9
Communication Services	1.8
Energy	1.0
Telecommunication Services	0.7
Utilities	0.5
Real Estate	0.3
Total	99.1%
1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—99.1%
Aerospace & defense—0.9%
Axon Enterprise, Inc.*	12,678	$2,358,362
Byrna Technologies, Inc.*	24,021	576,504
Howmet Aerospace, Inc.*	20,628	677,011
PAE, Inc.*	86,175	768,681
		4,380,558
Air freight & logistics—0.4%
XPO Logistics, Inc.*	14,160	1,963,850
Airlines—0.4%
Allegiant Travel Co.*	11,325	2,153,109
Auto components—1.2%
Adient PLC*	8,176	344,455
Gentex Corp.	96,127	3,271,202
Tenneco, Inc., Class A*	30,881	537,638
Visteon Corp.*	18,856	2,150,527
		6,303,822
Banks—0.7%
CrossFirst Bankshares, Inc.*	10,150	140,171
Customers Bancorp, Inc.*	16,555	599,622
Live Oak Bancshares, Inc.	8,741	526,121
Metropolitan Bank Holding Corp.*	3,810	270,624
Northeast Bank	3,992	127,385
Origin Bancorp, Inc.	848	34,497
Texas Capital Bancshares, Inc.*	11,660	734,347
Triumph Bancorp, Inc.*	13,354	1,023,717
		3,456,484
Beverages—1.2%
Boston Beer Co., Inc., Class A*	2,991	2,123,610
Celsius Holdings, Inc.*	32,063	2,200,484
Coca-Cola Consolidated, Inc.	4,435	1,770,230
		6,094,324
Biotechnology—5.4%
4D Molecular Therapeutics, Inc.*	2,916	72,521
Akebia Therapeutics, Inc.*	258,270	637,927
Aligos Therapeutics, Inc.*	7,842	114,258
Alkermes PLC*	86,995	2,250,561
Amicus Therapeutics, Inc.*	139,046	1,291,737
Apellis Pharmaceuticals, Inc.*	5,726	366,407
Ardelyx, Inc.*	107,305	186,711
Atara Biotherapeutics, Inc.*	12,287	156,659
Athenex, Inc.*	62,227	234,596
Athersys, Inc.*	36,199	59,004
Avid Bioservices, Inc.*	54,569	1,399,695
Beyondspring, Inc.*	22,083	210,230
C4 Therapeutics, Inc.*	4,341	187,271
CareDx, Inc.*	17,536	1,473,725
Chinook Therapeutics, Inc.*,1	9,389	0
Cidara Therapeutics, Inc.*	44,444	67,555
Codiak Biosciences, Inc.*	3,400	58,820
Coherus Biosciences, Inc.*	42,632	556,348
Crinetics Pharmaceuticals, Inc.*	2,435	43,781
Cytokinetics, Inc.*	16,947	502,987
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
CytomX Therapeutics, Inc.*	74,826	$404,809
Deciphera Pharmaceuticals, Inc.*	19,333	589,463
Eagle Pharmaceuticals, Inc.*	16,188	752,742
Enanta Pharmaceuticals, Inc.*	23,029	972,975
Exelixis, Inc.*	81,153	1,367,428
FibroGen, Inc.*	58,576	761,488
Flexion Therapeutics, Inc.*	62,027	367,820
Galera Therapeutics, Inc.*	12,228	102,471
Global Blood Therapeutics, Inc.*	18,268	499,264
Inhibrx, Inc.*	5,573	158,608
Intellia Therapeutics, Inc.*	1,910	270,933
Intercept Pharmaceuticals, Inc.*	31,260	540,173
Ionis Pharmaceuticals, Inc.*	54,355	2,018,745
Karyopharm Therapeutics, Inc.*	10,428	86,865
Kiniksa Pharmaceuticals Ltd., Class A*	10,372	159,003
Magenta Therapeutics, Inc.*	16,100	114,632
MeiraGTx Holdings PLC*	1,357	18,984
Mirum Pharmaceuticals, Inc.*	3,282	47,425
Molecular Templates, Inc.*	17,035	119,245
Natera, Inc.*	9,850	1,128,022
Organogenesis Holdings, Inc.*	26,221	402,230
Pieris Pharmaceuticals, Inc.*	57,312	199,446
PTC Therapeutics, Inc.*	17,654	676,678
Puma Biotechnology, Inc.*	8,666	65,168
Radius Health, Inc.*	77,231	1,168,505
REGENXBIO, Inc.*	23,806	769,410
Sarepta Therapeutics, Inc.*	7,504	508,621
Selecta Biosciences, Inc.*	90,836	314,293
Sigilon Therapeutics, Inc.*	2,030	10,231
Travere Therapeutics, Inc.*	60,768	835,560
UNITY Biotechnology, Inc.*	42,628	155,166
UroGen Pharma Ltd.*	2,470	38,285
Vericel Corp.*	34,413	1,821,824
		27,317,305
Building products—0.8%
Advanced Drainage Systems, Inc.	13,756	1,679,470
Masonite International Corp.*	13,772	1,558,440
Resideo Technologies, Inc.*	11,149	328,895
Trex Co., Inc.*	7,694	747,087
		4,313,892
Capital markets—1.2%
Greenhill & Co., Inc.	20,596	329,948
LPL Financial Holdings, Inc.	30,357	4,281,551
Open Lending Corp., Class A*	23,422	890,036
StoneX Group, Inc.*	11,247	725,769
		6,227,304
Chemicals—1.1%
American Vanguard Corp.	15,555	256,813
Chemours Co.	46,064	1,531,628
Ingevity Corp.*	13,884	1,179,307
Kronos Worldwide, Inc.	12,030	167,337
Olin Corp.	11,680	549,310
Orion Engineered Carbons SA*	40,157	726,039

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
Trinseo SA	11,993	$651,939
Westlake Chemical Corp.	8,744	725,053
		5,787,426
Commercial services & supplies—2.5%
Cimpress PLC*	3,122	319,225
Healthcare Services Group, Inc.	123,732	3,229,405
Interface, Inc.	16,932	244,159
Montrose Environmental Group, Inc.*	40,995	2,201,022
Ritchie Bros Auctioneers, Inc.	110,240	6,584,635
		12,578,446
Communications equipment—1.3%
CalAmp Corp.*	29,835	361,898
Casa Systems, Inc.*	43,700	328,187
CommScope Holding Co., Inc.*	51,524	1,090,248
Extreme Networks, Inc.*	229,668	2,528,645
Harmonic, Inc.*	27,092	239,764
Infinera Corp.*	119,125	1,180,529
Plantronics, Inc.*	33,238	1,036,693
		6,765,964
Construction & engineering—1.4%
EMCOR Group, Inc.	18,160	2,212,070
MYR Group, Inc.*	17,107	1,635,942
WillScot Mobile Mini Holdings Corp.*	122,438	3,515,195
		7,363,207
Construction materials—0.1%
Summit Materials, Inc., Class A*	22,679	762,014
Consumer finance—0.7%
Green Dot Corp., Class A*	30,607	1,410,065
PRA Group, Inc.*	58,138	2,255,173
		3,665,238
Containers & packaging—0.4%
O-I Glass, Inc.*	17,900	264,741
Ranpak Holdings Corp.*	60,126	1,540,428
		1,805,169
Diversified consumer services—3.0%
2U, Inc.*,2	90,223	3,915,678
Carriage Services, Inc.	7,480	278,107
Chegg, Inc.*	3,859	342,023
Frontdoor, Inc.*	16,703	817,445
Grand Canyon Education, Inc.*	66,086	6,104,364
OneSpaWorld Holdings Ltd.*	39,366	388,936
Terminix Global Holdings, Inc.*	61,168	3,211,320
		15,057,873
Diversified telecommunication services—0.7%
Cogent Communications Holdings, Inc.	36,731	2,850,693
Ooma, Inc.*	39,613	734,821
		3,585,514
	Number of shares	Value
Common stocks—(continued)
Electric utilities—0.5%
NRG Energy, Inc.	55,966	$2,308,038
Electrical equipment—0.4%
Allied Motion Technologies, Inc.	8,632	284,079
Generac Holdings, Inc.*	4,100	1,719,376
		2,003,455
Electronic equipment, instruments & components—1.8%
Advanced Energy Industries, Inc.	8,747	907,501
Jabil, Inc.	43,104	2,566,412
Kimball Electronics, Inc.*	14,998	305,809
National Instruments Corp.	67,306	2,968,868
Plexus Corp.*	1,530	138,190
Rogers Corp.*	13,051	2,487,520
		9,374,300
Energy equipment & services—0.3%
Aspen Aerogels, Inc.*	17,626	663,619
Helmerich & Payne, Inc.	21,644	620,533
		1,284,152
Entertainment—0.2%
Chicken Soup For The Soul Entertainment, Inc.*	26,652	956,274
Equity real estate investment trusts—0.2%
American Finance Trust, Inc.	26,144	221,440
Community Healthcare Trust, Inc.	7,638	380,602
NexPoint Residential Trust, Inc.	5,970	351,931
		953,973
Food & staples retailing—0.1%
The Andersons, Inc.	13,994	373,640
United Natural Foods, Inc.*	4,671	154,703
		528,343
Food products—1.6%
Darling Ingredients, Inc.*	12,146	838,924
Freshpet, Inc.*	26,285	3,849,438
Lancaster Colony Corp.	516	102,101
Pilgrim's Pride Corp.*	23,660	524,069
Sanderson Farms, Inc.	14,092	2,632,950
		7,947,482
Health care equipment & supplies—7.5%
Accuray, Inc.*	174,433	715,175
Alphatec Holdings, Inc.*	27,616	407,060
Apyx Medical Corp.*	44,814	403,326
Axonics, Inc.*	31,247	2,123,234
BioLife Solutions, Inc.*	8,927	418,676
Cardiovascular Systems, Inc.*	28,516	1,148,910
Cutera, Inc.*	40,319	2,094,572
Eargo, Inc.*	16,202	583,272
Establishment Labs Holdings, Inc.*	19,644	1,557,573
Glaukos Corp.*	36,980	1,885,980
Heska Corp.*	19,630	4,724,941

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Inogen, Inc.*	28,177	$2,247,679
Itamar Medical Ltd., ADR*,2	40,471	798,088
LivaNova PLC*	32,636	2,816,487
Merit Medical Systems, Inc.*	34,014	2,384,041
Neogen Corp.*	71,889	3,131,485
Neuronetics, Inc.*	87,527	1,160,608
OrthoPediatrics Corp.*	34,416	2,162,702
Pro-Dex, Inc.*	7,168	219,914
Shockwave Medical, Inc.*	10,358	1,885,156
Staar Surgical Co.*	15,393	1,969,073
Stereotaxis, Inc.*	159,856	1,456,288
Surmodics, Inc.*	7,120	392,383
ViewRay, Inc.*	180,060	1,195,598
		37,882,221
Health care providers & services—7.1%
Accolade, Inc.*,2	11,172	522,961
Amedisys, Inc.*	24,368	6,350,788
AMN Healthcare Services, Inc.*	27,062	2,721,355
Apria, Inc.*	4,046	127,570
Castle Biosciences, Inc.*	26,335	1,839,500
Chemed Corp.	6,551	3,118,407
Community Health Systems, Inc.*	14,831	197,549
Ensign Group, Inc.	64,716	5,505,390
Exagen, Inc.*	12,869	153,398
Hanger, Inc.*	3,703	90,872
InfuSystem Holdings, Inc.*	23,486	428,620
ModivCare, Inc.*	4,403	748,510
Molina Healthcare, Inc.*	11,219	3,062,899
Pennant Group, Inc.*	83,233	2,848,233
PetIQ, Inc.*,2	79,010	2,793,794
Privia Health Group, Inc.*	16,577	687,946
RadNet, Inc.*	14,529	533,795
Surgery Partners, Inc.*	11,508	627,876
Tenet Healthcare Corp.*	7,559	543,039
US Physical Therapy, Inc.	25,171	2,974,205
		35,876,707
Health care technology—3.1%
Health Catalyst, Inc.*	71,812	4,169,405
iCAD, Inc.*	32,230	472,492
Inovalon Holdings, Inc., Class A*	105,502	3,996,416
Inspire Medical Systems, Inc.*	6,754	1,237,063
OptimizeRx Corp.*	25,294	1,397,999
Phreesia, Inc.*	65,681	4,489,296
		15,762,671
Hotels, restaurants & leisure—2.0%
Everi Holdings, Inc.*	74,471	1,689,747
Full House Resorts, Inc.*	71,667	592,686
Golden Entertainment, Inc.*	11,007	500,929
International Game Technology PLC*	59,158	1,109,212
Noodles & Co.*	10,815	129,131
Papa John's International, Inc.	10,562	1,205,335
PlayAGS, Inc.*	54,488	422,827
RCI Hospitality Holdings, Inc.	5,000	313,800
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Red Robin Gourmet Burgers, Inc.*	11,318	$296,871
Scientific Games Corp., Class A*	4,374	269,920
Travel + Leisure Co.	30,381	1,573,736
Wingstop, Inc.	13,242	2,268,487
		10,372,681
Household durables—1.4%
Casper Sleep, Inc.*	1,766	12,203
Century Communities, Inc.	12,362	858,541
GoPro, Inc., Class A*	138,718	1,420,472
Hooker Furniture Corp.	4,362	144,775
Lovesac Co.*	27,581	1,674,167
Meritage Homes Corp.*	5,244	569,393
TopBuild Corp.*	10,598	2,148,109
TRI Pointe Homes, Inc.*	14,477	349,185
		7,176,845
Insurance—2.0%
Alleghany Corp.*	3,030	2,009,193
BRP Group, Inc., Class A*	10,300	280,778
Everest Re Group Ltd.	5,833	1,474,757
Goosehead Insurance, Inc., Class A	25,560	3,072,057
Heritage Insurance Holdings, Inc.	5,251	38,542
James River Group Holdings Ltd.	16,369	595,504
Lincoln National Corp.	3,671	226,207
RenaissanceRe Holdings Ltd.	14,742	2,250,956
		9,947,994
Interactive media & services—1.2%
Cars.com, Inc.*	8,157	98,536
Vimeo, Inc.*	71,466	3,201,677
Yelp, Inc.*	47,917	1,792,096
ZipRecruiter, Inc., Class A*,2	37,908	988,641
		6,080,950
Internet & direct marketing retail—2.1%
CarParts.com, Inc.*,2	52,555	925,493
Fiverr International Ltd.*	15,953	3,970,861
Porch Group, Inc.*	216,739$	4,016,174
PubMatic, Inc., Class A*	9,667	287,207
Quotient Technology, Inc.*	27,414	297,716
Shutterstock, Inc.	9,484	1,028,919
		10,526,370
IT services—3.9%
BigCommerce Holdings, Inc., Series 1,*	6,386	413,557
Brightcove, Inc.*	4,187	48,025
CSG Systems International, Inc.	35,283	1,600,437
Globant SA*	35,116	8,398,343
GoDaddy, Inc., Class A*	6,738	564,981
GreenSky, Inc., Class A*	52,238	343,204
Grid Dynamics Holdings, Inc.*	126,453	2,661,836
IBEX Holdings Ltd.*	292	6,024
MAXIMUS, Inc.	31,671	2,818,719
Paysign, Inc.*	10,178	27,073
Shift4 Payments, Inc., Class A*	13,101	1,168,478

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
TTEC Holdings, Inc.	11,718	$1,224,531
Unisys Corp.*	23,603	527,527
		19,802,735
Leisure products—0.7%
Malibu Boats, Inc., Class A*	9,509	795,523
Polaris, Inc.	8,461	1,108,983
Smith & Wesson Brands, Inc.	22,432	526,031
YETI Holdings, Inc.*	12,206	1,175,804
		3,606,341
Life sciences tools & services—0.8%
Inotiv, Inc.*	19,880	519,266
Medpace Holdings, Inc.*	19,501	3,431,006
		3,950,272
Machinery—3.3%
Agrify Corp.*,2	29,837	569,887
Energy Recovery, Inc.*	1,972	41,708
Hydrofarm Holdings Group, Inc.*	4,034	199,037
Kadant, Inc.	15,098	2,719,603
Kornit Digital Ltd.*	50,498	6,673,816
Meritor, Inc.*	33,952	826,052
Proto Labs, Inc.*	13,621	1,065,026
REV Group, Inc.	14,928	225,562
Shyft Group, Inc.	47,188	1,861,095
Terex Corp.	41,299	1,979,048
Titan International, Inc.*	17,986	155,039
Wabash National Corp.	15,233	223,011
		16,538,884
Media—1.1%
Altice USA, Inc., Class A*	10,792	331,638
Cardlytics, Inc.*	3,196	402,568
Gambling.com Group Ltd.*	3,721	26,047
Integral Ad Science Holding Corp.*	19,830	346,827
Magnite, Inc.*,2	33,975	1,029,442
Nexstar Media Group, Inc., Class A	15,493	2,278,555
Tremor International Ltd., ADR*	27,387	602,788
WideOpenWest, Inc.*	26,319	585,335
		5,603,200
Metals & mining—0.1%
Schnitzer Steel Industries, Inc., Class A	5,433	284,798
Multiline retail—0.7%
Ollie's Bargain Outlet Holdings, Inc.*,2	36,228	3,372,827
Oil, gas & consumable fuels—0.7%
Antero Resources Corp.*	32,125	436,900
Arch Resources, Inc.*	6,157	404,638
Centennial Resource Development, Inc., Class A*	21,980	114,516
Continental Resources, Inc.	5,593	191,001
Dorian LPG Ltd.*	21,343	258,250
Earthstone Energy, Inc., Class A*	8,600	84,538
Kosmos Energy Ltd.*	228,022	526,731
Ovintiv, Inc.	4,450	114,187
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Par Pacific Holdings, Inc.*	29,263	$479,328
Southwestern Energy Co.*	222,285	1,046,962
Vine Energy, Inc., Class A*	3,382	47,382
		3,704,433
Paper & forest products—0.2%
Louisiana-Pacific Corp.	17,114	948,800
Personal products—0.7%
Herbalife Nutrition Ltd.*	12,187	620,806
Medifast, Inc.	6,881	1,964,594
USANA Health Sciences, Inc.*	10,194	971,182
		3,556,582
Pharmaceuticals—0.7%
Aerie Pharmaceuticals, Inc.*	28,598	451,277
Amneal Pharmaceuticals, Inc.*	139,466	687,567
Amphastar Pharmaceuticals, Inc.*	29,132	610,316
Angion Biomedica Corp.*	2,480	26,362
Ikena Oncology, Inc.*	1,300	12,883
NGM Biopharmaceuticals, Inc.*	21,016	428,516
Optinose, Inc.*	47,084	133,719
Phathom Pharmaceuticals, Inc.*	10,114	324,659
Progenic Pharmaceuticals Inc.[1]	76,855	0
Terns Pharmaceuticals, Inc.*	5,900	44,250
Theravance Biopharma, Inc.*	50,249	652,232
Tricida, Inc.*	47,603	169,467
		3,541,248
Professional services—2.4%
Atlas Technical Consultants, Inc.*	7,200	64,728
Exponent, Inc.	37,342	3,998,955
Heidrick & Struggles International, Inc.	580	24,772
Insperity, Inc.	19,947	1,975,750
KBR, Inc.	59,109	2,287,518
Kforce, Inc.	7,307	456,176
TriNet Group, Inc.*	27,715	2,299,791
Upwork, Inc.*	15,932	825,118
		11,932,808
Real estate management & development—0.2%
eXp World Holdings, Inc.*,2	12,213	438,691
Fathom Holdings, Inc.*	2,188	55,357
Forestar Group, Inc.*	18,045	369,381
		863,429
Road & rail—0.6%
Daseke, Inc.*	28,268	195,332
Landstar System, Inc.	9,950	1,562,150
Saia, Inc.*	5,059	1,143,334
Universal Logistics Holdings, Inc.	5,401	124,493
		3,025,309
Semiconductors & semiconductor equipment—4.1%
ACM Research, Inc., Class A*	6,248	580,189
Alpha & Omega Semiconductor Ltd.*	12,508	325,083
Ambarella, Inc.*	14,842	1,461,789

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
Amkor Technology, Inc.	30,315	$746,962
Brooks Automation, Inc.	14,070	1,252,371
CMC Materials, Inc.	12,327	1,782,977
Diodes, Inc.*	16,280	1,334,960
Everspin Technologies, Inc.*	18,216	104,924
Ichor Holdings Ltd.*	21,467	1,107,053
Lattice Semiconductor Corp.*	16,169	917,591
Power Integrations, Inc.	43,507	4,219,744
Silicon Laboratories, Inc.*	7,048	1,050,081
SiTime Corp.*	16,593	2,250,674
SMART Global Holdings, Inc.*	18,077	846,727
Synaptics, Inc.*	19,743	2,999,357
		20,980,482
Software—14.5%
A10 Networks, Inc.*	129,054	1,648,020
Agilysys, Inc.*	32,063	1,781,420
Alarm.com Holdings, Inc.*	59,102	4,918,468
Asana, Inc., Class A*	20,908	1,485,723
Avaya Holdings Corp.*	70,123	1,698,379
Benefitfocus, Inc.*	27,771	365,466
Bentley Systems, Inc., Class B	42,187	2,565,391
Blackline, Inc.*	49,148	5,622,040
Cerence, Inc.*	22,331	2,400,806
Citrix Systems, Inc.	2,454	247,241
Descartes Systems Group, Inc.*	37,926	2,755,703
Domo, Inc., Class B*	5,252	463,909
Dropbox, Inc., Class A*	28,429	895,229
eGain Corp.*	11,414	133,201
Five9, Inc.*	4,065	818,244
Model N, Inc.*,2	69,695	2,256,027
New Relic, Inc.*	33,424	2,308,930
Nutanix, Inc., Class A*	56,829	2,046,981
OneSpan, Inc.*	35,016	863,845
Paylocity Holding Corp.*	29,458	6,111,357
Pegasystems, Inc.	40,428	5,160,230
Progress Software Corp.	17,013	775,623
PROS Holdings, Inc.*	41,071	1,783,303
Rapid7, Inc.*	7,217	820,934
RingCentral, Inc., Class A*	1,830	489,104
SimilarWeb Ltd.*	7,981	191,384
Smartsheet, Inc., Class A*	26,086	1,892,539
Sprout Social, Inc., Class A*	36,943	3,282,016
SPS Commerce, Inc.*	50,911	5,546,753
Telos Corp.*	7,219	202,276
Tenable Holdings, Inc.*	42,245	1,808,086
Varonis Systems, Inc.*	39,524	2,418,869
Workiva, Inc.*	51,936	6,739,735
Zuora, Inc., Class A*	52,721	911,546
		73,408,778
Specialty retail—6.6%
Abercrombie & Fitch Co., Class A*	7,533	284,823
Asbury Automotive Group, Inc.*	6,414	1,317,821
Boot Barn Holdings, Inc.*	14,567	1,258,880
Citi Trends, Inc.*	13,699	1,092,495
	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
Five Below, Inc.*	34,339	$6,676,188
Floor & Decor Holdings, Inc., Class A*	28,771	3,510,350
GrowGeneration Corp.*	29,613	1,204,361
Hibbett, Inc.	8,126	720,451
Kirkland's, Inc.*,2	17,950	349,307
Lithia Motors, Inc.	10,584	3,992,497
MarineMax, Inc.*	9,337	502,237
Murphy USA, Inc.	18,293	2,698,400
National Vision Holdings, Inc.*	66,839	3,607,969
OneWater Marine, Inc. Class A	31,843	1,495,984
Party City Holdco, Inc.*	80,348	686,172
Rent-A-Center, Inc.	30,968	1,771,989
Shoe Carnival, Inc.	11,176	376,631
Signet Jewelers Ltd.	16,786	1,080,011
Sleep Number Corp.*	7,395	733,658
		33,360,224
Technology hardware, storage & peripherals—0.8%
Avid Technology, Inc.*	44,796	1,674,923
Diebold Nixdorf, Inc.*	21,520	224,023
Pure Storage, Inc., Class A*	122,879	2,398,598
		4,297,544
Textiles, apparel & luxury goods—1.4%
Columbia Sportswear Co.	8,257	822,562
Crocs, Inc.*	6,543	888,605
Deckers Outdoor Corp.*	9,301	3,821,316
Kontoor Brands, Inc.	26,516	1,468,456
		7,000,939
Thrifts & mortgage finance—0.1%
Axos Financial, Inc.*	7,909	378,446
Luther Burbank Corp.	729	9,448
Waterstone Financial, Inc.	13,692	270,143
		658,037
Tobacco—0.0%†
Vector Group Ltd.	12,515	167,200
Trading companies & distributors—0.5%
Alta Equipment Group, Inc.*	2,041	25,696
BlueLinx Holdings, Inc.*	2,104	90,388
Boise Cascade Co.	22,609	1,156,451
H&E Equipment Services, Inc.	2,902	98,755
Herc Holdings, Inc.*	7,404	918,392
Textainer Group Holdings Ltd.*	5,539	178,799
		2,468,481
Wireless telecommunication services—0.1%
Gogo, Inc.*	24,184	250,788
Shenandoah Telecommunications Co.	9,752	514,808
		765,596
Total common stocks (cost—$392,847,568)		502,402,902

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$4,062,838)	4,062,838	$4,062,838
Investment of cash collateral from securities loaned—0.5%
Money market funds—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[3] (cost—$2,554,411)	2,554,411	2,554,411
Total investments (cost—$399,464,817)—100.4%		509,020,151
Liabilities in excess of other assets—(0.4)%		(1,953,774)
Net assets—100.0%		$507,066,377

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$502,402,902	$0	$—	$502,402,902
Short-term investments	—	4,062,838	—	4,062,838
Investment of cash collateral from securities loaned	—	2,554,411	—	2,554,411
Total	$502,402,902	$6,617,249	$—	$509,020,151

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%).

*  Non-income producing security.

1  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 31.74% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 30.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 194. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor, particularly within Information Technology, Financials, and Health Care. Weaker results in Consumer Discretionary and Consumer Staples detracted, but only partially offset the positive contributors. Sector allocation also contributed to relative returns. The Portfolio's underweight to Consumer Staples and overweight to Consumer Discretionary were additive during the period. Stock selection from a country perspective was also positive given results in the United Kingdom, Spain, and France. In terms of style, the Portfolio's beta was additive in a strong period for the benchmark, although the momentum tilt acted as a headwind. The cash allocation partly offset the strong performance in what was an extremely strong period for the benchmark.

There was a reallocation in the Portfolio in December 2020 as Chautauqua's allocation, the growth-oriented manager, was reduced and Mondrian, quality value, was increased to adjust positioning given the extreme outperformance of growth versus value stocks in recent years as well as the expectation of a strong rebound amidst positive vaccine news and the potential turnaround in economic activity, which is likely to be more beneficial to value-oriented companies.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA, Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	31.41%	9.36%	6.30%
Class Y2	31.77	9.68	6.59
Class P3	31.74	9.67	6.58
After deducting maximum sales charge
Class A1	24.20	8.13	5.70
MSCI EAFE Index (net)[4]	30.31	9.35	6.14

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	35.11%	10.06%	6.06%
Class Y2	35.41	10.36	6.34
Class P3	35.50	10.36	6.34
After deducting maximum sales charge
Class A1	27.65	8.82	5.46

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.78% and 1.69%; Class Y—1.47% and 1.44%; and Class P—1.49% and 1.44%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.25%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten holdings (long holdings)
Sanofi	1.7%
Sony Group Corp.	1.6
CK Hutchison Holdings Ltd.	1.6
Nippon Telegraph & Telephone Corp.	1.6
GlaxoSmithKline PLC	1.4
United Overseas Bank Ltd.	1.4
Lloyds Banking Group PLC	1.4
DBS Group Holdings Ltd.	1.4
Honda Motor Co. Ltd.	1.4
Allianz SE	1.3
Total	14.8%
Top ten holdings (short holdings)
Dassault Systemes SE	(0.4)%
KION Group AG	(0.4)
Oriental Land Co. Ltd.	(0.4)
FinecoBank Banca Fineco SpA	(0.4)
Umicore SA	(0.3)
Odakyu Electric Railway Co. Ltd.	(0.3)
Ocado Group PLC	(0.3)
JSR Corp.	(0.3)
Aegon N.V.	(0.3)
Remy Cointreau SA	(0.3)
Total	(3.4)%
Top five issuer breakdown by country or territory of origin (long holdings)
Japan	27.9%
United Kingdom	14.4
Switzerland	9.1
Germany	7.6
France	7.4
Total	66.4%
Top five issuer breakdown by country or territory of origin (short holdings)
Japan	(4.8)%
France	(1.2)
United Kingdom	(1.1)
Australia	(1.1)
Germany	(1.1)
Total	(9.3)%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Common stocks
Aerospace & defense	0.8%
Air freight & logistics	0.4
Auto components	2.1
Automobiles	3.2
Banks	11.1
Beverages	1.1
Biotechnology	1.2
Building products	2.8
Capital markets	2.5
Chemicals	3.2
Commercial services & supplies	1.2
Communications equipment	0.7
Construction & engineering	0.4
Construction materials	0.7
Diversified financial services	0.1
Diversified telecommunication services	3.3
Electric utilities	2.6
Electrical equipment	1.2
Electronic equipment, instruments & components	2.5
Energy equipment & services	0.1
Entertainment	0.8
Equity real estate investment trusts	0.8
Food & staples retailing	1.3
Food products	2.2
Gas utilities	1.4
Health care equipment & supplies	2.0
Health care providers & services	0.3
Hotels, restaurants & leisure	0.6
Household durables	3.3
Independent power and renewable electricity producers	0.3
Industrial conglomerates	3.1
Insurance	4.6
Interactive media & services	0.4
Internet & direct marketing retail	1.7
IT services	3.0
Leisure products	0.7
Life sciences tools & services	0.6
Machinery	3.5
Marine	0.4
Media	1.1
Metals & mining	3.0
Multi-utilities	0.2
Multiline retail	0.4
Common stocks—(concluded)
Oil, gas & consumable fuels	4.4%
Paper & forest products	0.1
Personal products	1.0
Pharmaceuticals	9.5
Professional services	1.8
Real estate management & development	1.4
Road & rail	0.2
Semiconductors & semiconductor equipment	5.4
Software	2.7
Specialty retail	2.3
Technology hardware, storage & peripherals	1.8
Textiles, apparel & luxury goods	2.0
Tobacco	0.6
Trading companies & distributors	1.3
Transportation infrastructure	0.0 †
Wireless telecommunication services	0.5
Total common stocks	111.9
Preferred stocks
Automobiles	0.2
Chemicals	0.0 †
Health care equipment & supplies	0.2
Total preferred stocks	0.4
Short-term investments	0.5
Investment of cash collateral from securities loaned	1.8
Total investments before investments sold short	114.6
Investments sold short
Aerospace & defense	(0.1)
Airlines	(0.7)
Auto components	(0.0)†
Automobiles	(0.1)
Banks	(0.3)
Beverages	(0.3)
Biotechnology	(0.4)
Capital markets	(0.3)
Chemicals	(0.8)
Construction & engineering	(0.0)†
Diversified financial services	(0.1)
Diversified telecommunication services	(0.2)
Electric utilities	(0.6)
Electrical equipment	(0.2)
Electronic equipment, instruments & components	(0.1)

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of July 31, 2021

Investments sold short—(continued)
Entertainment	(0.5)%
Equity real estate investment trusts	(0.3)
Food & staples retailing	(0.1)
Food products	(0.2)
Gas utilities	(0.1)
Health care equipment & supplies	(0.2)
Health care providers & services	(0.2)
Hotels, restaurants & leisure	(1.4)
Household products	(0.0)†
Insurance	(0.5)
Interactive media & services	(0.2)
Internet & direct marketing retail	(0.3)
IT services	(0.4)
Life sciences tools & services	(0.0)†
Machinery	(0.8)
Media	(0.3)
Metals & mining	(0.0)†
Multi-utilities	(0.0)†
Investments sold short—(concluded)
Oil, gas & consumable fuels	(0.3)%
Paper & forest products	(0.1)
Personal products	(0.3)
Pharmaceuticals	(0.2)
Professional services	(0.2)
Real estate management & development	(0.6)
Road & rail	(0.8)
Semiconductors & semiconductor equipment	(0.4)
Software	(0.5)
Trading companies & distributors	(0.0)†
Transportation infrastructure	(0.3)
Wireless telecommunication services	(0.0)†
Total investments sold short	(13.4)
Liabilities in excess of other assets	(1.2)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Common stocks—111.9%
Australia—6.0%
Aristocrat Leisure Ltd.[1]	84,748	$2,589,689
ASX Ltd.[2]	47,247	2,665,947
Aurizon Holdings Ltd.[1]	884,537	2,505,594
Australia & New Zealand Banking Group Ltd.	97,804	1,988,843
BHP Group Ltd.[1]	248,841	9,767,916
BHP Group PLC[1]	111,603	3,605,181
Commonwealth Bank of Australia[1]	6,100	446,082
CSL Ltd.[1]	3,097	656,616
Dexus	209,076	1,577,265
Endeavour Group Ltd.*	30,963	150,648
Evolution Mining Ltd.	124,983	383,385
Fortescue Metals Group Ltd.[1]	7,774	142,110
Goodman Group[1]	63,394	1,053,251
Macquarie Group Ltd.[1]	28,158	3,242,143
Medibank Pvt. Ltd.	1,007,956	2,448,369
National Australia Bank Ltd.	130,995	2,492,669
Newcrest Mining Ltd.	83,168	1,616,760
REA Group Ltd.[1]	28,955	3,435,054
Rio Tinto PLC[1]	86,427	7,329,351
Santos Ltd.	253,940	1,201,983
Sonic Healthcare Ltd.	109,786	3,224,270
Stockland	851,939	2,750,860
Telstra Corp. Ltd.	456,071	1,265,120
Wesfarmers Ltd.	60,154	2,698,966
Westpac Banking Corp.	135,627	2,440,473
WiseTech Global Ltd.	30,255	683,619
Woodside Petroleum Ltd.	4,651	74,782
		62,436,946
Austria—1.0%
ams AG*	173,890	3,326,725
Erste Group Bank AG	41,355	1,604,666
OMV AG	45,456	2,454,537
Raiffeisen Bank International AG	43,499	1,029,949
voestalpine AG	47,684	2,103,091
		10,518,968
Belgium—0.2%
KBC Group N.V.	1,993	160,529
UCB SA	13,348	1,444,066
		1,604,595
Brazil—0.1%
Yara International ASA	19,497	1,026,849
Canada—1.5%
Constellation Software, Inc.	5,435	8,705,889
Fairfax Financial Holdings Ltd.	15,145	6,379,692
		15,085,581
China—2.0%
Alibaba Group Holding Ltd., ADR*	21,031	4,105,041
BeiGene Ltd., ADR*	7,432	2,352,897
BOC Hong Kong Holdings Ltd.	323,000	1,039,100
Chow Tai Fook Jewellery Group Ltd.	393,400	823,132
Prosus N.V.	69,181	6,142,634
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Sinopharm Group Co. Ltd., Class H	108,250	$284,166
Wuxi Biologics Cayman, Inc.*,3	411,284	6,271,550
		21,018,520
Denmark—5.0%
AP Moller—Maersk A/S, Class B1	857	2,379,948
Carlsberg A/S, Class B1	8,922	1,649,666
Coloplast A/S, Class B1	30,527	5,583,554
Danske Bank A/S	39,257	688,609
Demant A/S*	12,110	740,195
DSV Panalpina A/S1	7,687	1,873,024
Genmab A/S*	21,414	9,680,863
GN Store Nord A/S	9,437	827,073
ISS A/S*	235,479	5,557,470
Novo Nordisk A/S, ADR	94,161	8,719,309
Novo Nordisk A/S, Class B	91,411	8,454,534
Novozymes A/S, Class B	27,874	2,190,005
Pandora A/S	22,013	2,850,352
Tryg A/S	16,159	399,530
Vestas Wind Systems A/S	6,618	243,993
		51,838,125
Finland—1.6%
Kesko Oyj, B Shares	15,666	671,804
Kone Oyj, Class B	67,399	5,582,250
Nokia Oyj*	359,234	2,203,576
Nordea Bank Abp	413,086	4,841,826
Orion Oyj, Class B	33,319	1,418,539
Sampo Oyj, Class A1	15,377	740,948
UPM-Kymmene Oyj	37,804	1,544,461
Wartsila Oyj Abp	3,490	52,537
		17,055,941
France—7.4%
Accor SA*,1	29,109	1,031,082
Aeroports de Paris*,1	1,263	153,119
Air Liquide SA1	4,192	728,907
AXA SA1	183,056	4,751,244
Bureau Veritas SA	5,897	194,750
Capgemini SE1	3,454	746,734
Cie de Saint-Gobain[1]	157,133	11,230,536
Dassault Aviation SA	3,754	4,470,993
Edenred[1]	802	46,598
Eiffage SA	10,303	1,050,352
Engie SA1	101,038	1,348,623
EssilorLuxottica SA1	309	58,340
Faurecia SE	13,702	611,638
Hermes International	2,976	4,550,529
Ipsen SA	3,959	423,142
Kering SA1	361	323,832
Klepierre SA	24,033	583,012
L'Oreal SA1	13,129	6,010,110
Legrand SA1	9,826	1,106,396
LVMH Moet Hennessy Louis Vuitton SE	7,827	6,257,010
Pernod Ricard SA1	5,359	1,183,058
Renault SA*	1,283	48,741

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Sanofi[1]	168,270	$17,342,134
Sartorius Stedim Biotech	144	82,216
SCOR SE	9,123	255,295
SEB SA	3,451	573,534
Societe Generale SA	192,039	5,632,507
Thales SA	6,575	690,264
TotalEnergies SE1	81,505	3,548,349
Valeo	12,317	356,217
Vinci SA1	10,859	1,149,157
Wendel SE	1,717	241,156
		76,779,575
Germany—7.2%
adidas AG	5,721	2,077,358
Allianz SE1	55,243	13,761,716
Aroundtown SA1	98,071	768,520
BASF SE1	74,476	5,850,346
Bayerische Motoren Werke AG	50,846	5,059,310
Continental AG*	80,923	11,001,012
Daimler AG1	59,093	5,277,056
Deutsche Post AG1	23,628	1,600,719
Deutsche Telekom AG1	136,121	2,826,755
Evonik Industries AG	287,723	10,000,420
GEA Group AG	48,499	2,151,118
Hannover Rueck SE	2,404	404,662
HeidelbergCement AG	9,921	880,069
HelloFresh SE*	51,612	4,841,650
Knorr-Bremse AG	8,184	928,110
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen Registered Shares[1]	5,068	1,370,115
Puma SE	2,952	362,437
RWE AG1	30,529	1,086,812
SAP SE1	29,372	4,210,370
Siemens Energy AG*	3,195	86,944
TeamViewer AG*,3	7,493	251,991
		74,797,490
Hong Kong—3.1%
AIA Group Ltd.[1]	94,400	1,130,932
Bank of East Asia Ltd.	104,800	172,618
CK Asset Holdings Ltd.[1]	661,500	4,507,238
Hang Seng Bank Ltd.	61,723	1,184,239
Hong Kong Exchanges & Clearing Ltd.	44,298	2,827,356
Hongkong Land Holdings Ltd.	96,100	436,294
Jardine Matheson Holdings Ltd.	105,900	6,294,696
Link REIT[1]	15,000	143,415
Melco Resorts & Entertainment Ltd., ADR*,1	13,730	191,122
New World Development Co. Ltd.[1]	54,000	256,063
Sun Hung Kai Properties Ltd.[1]	244,500	3,501,779
Swire Pacific Ltd., Class A	34,000	211,101
Swire Properties Ltd.[1]	139,000	395,295
Techtronic Industries Co. Ltd.	31,000	554,088
WH Group Ltd.[3]	11,529,000	9,554,154
Xinyi Glass Holdings Ltd.	124,000	462,737
		31,823,127
	Number of shares	Value
Common stocks—(continued)
India—0.9%
HDFC Bank Ltd., ADR	83,743	$5,909,744
Tata Consultancy Services Ltd.	91,489	3,894,199
		9,803,943
Indonesia—0.4%
Bank Rakyat Indonesia Persero Tbk. PT	15,484,954	3,972,285
Israel—0.3%
Azrieli Group Ltd.	1,711	136,774
Bank Hapoalim BM*	76,906	613,821
Bank Leumi Le-Israel BM*	142,341	1,091,171
ICL Group Ltd.	130,186	948,455
Israel Discount Bank Ltd., Class A*	132,500	623,047
		3,413,268
Italy—3.6%
DiaSorin SpA[2]	9,708	1,970,982
Enel SpA[1]	1,340,612	12,372,536
Eni SpA	698,457	8,305,327
Ferrari N.V.	13,642	2,975,211
Intesa Sanpaolo SpA	788,571	2,180,983
Moncler SpA	15,118	1,040,156
Snam SpA[2]	1,408,238	8,526,342
Terna SpA[1]	35,790	284,624
		37,656,161
Japan—27.9%
Advantest Corp.	8,200	718,308
Aisin Corp.	18,000	724,397
Ajinomoto Co., Inc.	2,100	53,330
Asahi Kasei Corp.	35,700	386,271
Astellas Pharma, Inc.	69,100	1,095,346
Bridgestone Corp.	13,600	595,050
Brother Industries Ltd.	23,900	482,553
Canon, Inc.	51,300	1,167,408
Casio Computer Co. Ltd.	68,400	1,107,942
Chugai Pharmaceutical Co. Ltd.	35,600	1,304,517
Coca-Cola Bottlers Japan Holdings, Inc.[2]	323,100	5,254,185
CyberAgent, Inc.[1]	10,400	186,187
Dai Nippon Printing Co. Ltd.	4,500	105,255
Dai-ichi Life Holdings, Inc.	145,400	2,666,650
Daikin Industries Ltd.[1]	20,400	4,214,630
Daito Trust Construction Co. Ltd.	21,300	2,492,977
Daiwa House Industry Co. Ltd.[1]	31,800	969,609
Dentsu Group, Inc.[1]	21,400	740,285
Disco Corp.	2,200	624,675
Eisai Co. Ltd.	9,900	810,644
FANUC Corp.[1]	34,861	7,747,242
FUJIFILM Holdings Corp.	167,200	11,935,128
Fujitsu Ltd.	34,800	5,889,084
Hikari Tsushin, Inc.	6,900	1,190,620
Hirose Electric Co. Ltd.	3,400	506,723
Hitachi Ltd.[1]	131,800	7,518,385
Honda Motor Co. Ltd.	443,800	14,130,563
Hoshizaki Corp.	5,400	451,374
Hoya Corp.[1]	22,600	3,173,538

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Iida Group Holdings Co. Ltd.	14,100	$338,025
Inpex Corp.	172,800	1,220,728
Isuzu Motors Ltd.	190,800	2,521,854
ITOCHU Techno-Solutions Corp.	61,000	1,865,503
Japan Metropolitan Fund Invest	191	199,348
Japan Tobacco, Inc.[1]	13,800	269,195
JFE Holdings, Inc.	112,400	1,358,574
Kajima Corp.	120,900	1,546,171
Kakaku.com, Inc.[1]	30,100	816,806
Kansai Paint Co. Ltd.	54,400	1,329,442
KDDI Corp.	89,300	2,712,252
Keyence Corp.[1]	17,723	9,812,634
Kikkoman Corp.	1,700	103,514
Konami Holdings Corp.[1]	17,900	985,516
Kubota Corp.[1]	36,300	753,596
Kyocera Corp.	173,700	10,666,942
Lawson, Inc.	1,000	50,043
Lixil Corp.	5,200	140,967
Makita Corp.	2,800	144,460
Marubeni Corp.	132,300	1,116,600
Mazda Motor Corp.*	80,100	782,710
MISUMI Group, Inc.	16,300	564,605
Mitsubishi Chemical Holdings Corp.	14,300	119,348
Mitsubishi Corp.[1]	31,900	890,368
Mitsubishi Electric Corp.[1]	561,700	7,557,260
Mitsubishi Heavy Industries Ltd.	56,400	1,616,349
Mitsubishi UFJ Financial Group, Inc.[1]	43,300	228,331
Mitsui & Co. Ltd.[1]	28,800	656,174
Mitsui Chemicals, Inc.	27,700	877,421
Mizuho Financial Group, Inc.[1]	22,300	318,223
MonotaRO Co. Ltd.	46,800	1,073,322
Nintendo Co. Ltd.[1]	13,200	6,786,199
Nippon Building Fund, Inc.[1]	37	238,786
Nippon Paint Holdings Co. Ltd.[1]	41,600	527,845
Nippon Steel Corp.	101,100	1,743,596
Nippon Telegraph & Telephone Corp.[1]	638,400	16,308,427
Nissan Chemical Corp.	54,500	2,652,842
Nitto Denko Corp.	41,700	3,078,893
Nomura Holdings, Inc.	38,100	190,352
Nomura Research Institute Ltd.	134,600	4,318,782
NTT Data Corp.[1]	53,500	824,653
Obic Co. Ltd.[1]	6,000	1,051,183
Omron Corp.	3,900	331,325
Otsuka Corp.[1]	41,900	2,173,201
Otsuka Holdings Co. Ltd.	169,200	6,690,576
Panasonic Corp.	192,600	2,291,958
Recruit Holdings Co. Ltd.[1]	158,832	8,149,723
Renesas Electronics Corp.*	34,500	371,401
Resona Holdings, Inc.	34,100	127,784
Ricoh Co. Ltd.	21,600	234,498
Rinnai Corp.	9,000	830,227
Santen Pharmaceutical Co. Ltd.	3,400	45,899
SCSK Corp.	27,900	1,673,415
Secom Co. Ltd.	24,100	1,813,239
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Seiko Epson Corp.	66,400	$1,135,467
Sekisui Chemical Co. Ltd.	440,800	7,553,931
Sekisui House Ltd.[2]	8,700	171,335
Seven & I Holdings Co. Ltd.[1]	41,500	1,841,502
Shimadzu Corp.	91,800	3,681,874
Shimano, Inc.	24,700	6,292,922
Shin-Etsu Chemical Co. Ltd.[1]	6,900	1,116,403
Shionogi & Co. Ltd.	22,400	1,174,466
Shizuoka Bank Ltd.	48,400	348,535
SMC Corp.[1]	1,800	1,063,215
SoftBank Corp.	137,200	1,787,771
SoftBank Group Corp.	15,600	972,218
Sohgo Security Services Co. Ltd.	4,100	190,976
Sony Group Corp.[1]	164,600	17,066,907
Subaru Corp.	7,800	152,225
Sumitomo Chemical Co. Ltd.	193,400	999,570
Sumitomo Corp.	176,900	2,391,347
Sumitomo Mitsui Financial Group, Inc.[1]	80,800	2,721,444
Sumitomo Mitsui Trust Holdings, Inc.	6,600	216,340
Suzuki Motor Corp.	52,265	2,110,514
Taisei Corp.	13,500	452,236
Takeda Pharmaceutical Co. Ltd.	328,700	11,032,072
Tokio Marine Holdings, Inc.[1]	174,400	8,282,430
Tokyo Electron Ltd.[1]	12,000	4,913,541
Toray Industries, Inc.	93,900	613,874
Toyota Industries Corp.	96,800	8,064,828
Trend Micro, Inc.	25,000	1,296,659
Tsuruha Holdings, Inc.	400	47,072
United Urban Investment Corp.	451	662,286
USS Co. Ltd.	117,900	2,039,781
Yamada Holdings Co. Ltd.	322,100	1,515,005
Yamaha Corp.	16,900	928,918
Yamaha Motor Co. Ltd.	26,700	662,967
ZOZO, Inc.	68,300	2,319,106
		289,153,698
Luxembourg—0.2%
ArcelorMittal SA	17,517	610,399
Tenaris SA	138,105	1,404,980
		2,015,379
Netherlands—5.5%
Adyen N.V.*,3	3,028	8,223,800
ASML Holding N.V.[1]	17,191	13,031,009
ASML Holding N.V. NY Registered Shares	10,972	8,412,671
ING Groep N.V.	259,530	3,339,129
Koninklijke Ahold Delhaize N.V.	69,014	2,144,528
Koninklijke KPN N.V.[2]	341,112	1,120,054
NN Group N.V.	5,410	269,090
Randstad N.V.	40,938	2,970,094
Royal Dutch Shell PLC, A Shares[1,4]	208,024	4,173,064
Royal Dutch Shell PLC, B Shares	625,838	12,351,058
Wolters Kluwer N.V.	7,480	852,532
		56,887,029

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
New Zealand—0.3%
Fisher & Paykel Healthcare Corp. Ltd.	64,018	$1,407,172
Spark New Zealand Ltd.	205,370	677,490
Xero Ltd.*,1	11,953	1,230,496
		3,315,158
Norway—0.3%
DNB Bank ASA	47,152	966,283
Gjensidige Forsikring ASA	30,099	689,213
Norsk Hydro ASA	179,735	1,195,826
Telenor ASA	35,390	614,486
		3,465,808
Poland—0.0%†
InPost SA*	11,280	221,052
Russia—0.3%
Coca-Cola HBC AG*	68,055	2,572,079
Evraz PLC	18,576	158,591
		2,730,670
Singapore—3.7%
Ascendas REIT	98,800	227,504
DBS Group Holdings Ltd.	632,048	14,185,453
Mapletree Commercial Trust	100,600	160,372
Mapletree Logistics Trust	668,500	1,041,024
Oversea-Chinese Banking Corp. Ltd.	300,300	2,726,071
Singapore Exchange Ltd.	235,700	2,066,582
Singapore Technologies Engineering Ltd.	88,100	260,734
Singapore Telecommunications Ltd.	1,815,700	3,041,912
United Overseas Bank Ltd.	741,698	14,385,640
		38,095,292
Spain—2.8%
Banco Bilbao Vizcaya Argentaria SA	410,289	2,633,561
Banco Santander SA	3,751,850	13,741,320
Endesa SA1	3,382	82,284
Industria de Diseno Textil SA1	149,026	5,054,198
Naturgy Energy Group SA2	219,071	5,662,629
Red Electrica Corp. SA	77,951	1,546,550
Telefonica SA	64,062	293,791
		29,014,333
Sweden—3.6%
Alfa Laval AB	72,540	3,028,539
Assa Abloy AB, Class B	115,464	3,703,314
Boliden AB	29,523	1,150,616
Epiroc AB, Class A	57,868	1,351,176
Fastighets AB Balder, Class B*,1,2	18,592	1,284,620
H & M Hennes & Mauritz AB, Share B*	4,672	97,756
Husqvarna AB, Class B	69,577	973,936
Lundin Energy AB	60,783	1,895,144
Nibe Industrier AB, Class B	108,900	1,300,465
Sandvik AB	258,204	6,727,749
Svenska Handelsbanken AB, Class A	144,167	1,626,158
Swedbank AB, Class A	27,876	543,246
	Number of shares	Value
Common stocks—(continued)
Sweden—(concluded)
Telefonaktiebolaget LM Ericsson, B Shares	414,407	$4,759,586
Telia Co. AB2	1,925,866	8,454,356
		36,896,661
Switzerland—9.1%
ABB Ltd.[1]	80,939	2,960,213
Cie Financiere Richemont SA, Class A	14,904	1,908,554
Geberit AG	9,198	7,552,545
Givaudan SA1	13	64,896
Holcim Ltd.*	84,847	4,973,644
Julius Baer Group Ltd.	96,100	6,358,927
Kuehne & Nagel International AG1	6,822	2,301,488
Logitech International SA Registered Shares	30,350	3,318,950
Nestle SA Registered Shares[1]	98,274	12,454,441
Novartis AG Registered Shares[1]	144,381	13,369,408
Partners Group Holding AG1	1,992	3,405,213
Roche Holding AG	17,042	6,591,229
Schindler Holding AG	9,834	3,183,009
SGS SA	559	1,809,954
Sika AG1,2	2,995	1,055,036
Sonova Holding AG1	17,060	6,702,715
STMicroelectronics N.V.[1]	139,148	5,701,319
Swatch Group AG	2,812	939,662
Temenos AG	39,603	6,295,559
Zurich Insurance Group AG	7,373	2,977,362
		93,924,124
Taiwan—1.6%
Sea Ltd., ADR*,1	2,003	553,149
Taiwan Semiconductor Manufacturing Co. Ltd.	512,000	10,618,988
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	44,785	5,223,722
		16,395,859
United Kingdom—14.4%
3i Group PLC	301,910	5,369,488
Associated British Foods PLC	27,124	756,687
AstraZeneca PLC[1]	38,737	4,451,860
BAE Systems PLC	369,908	2,961,633
Barratt Developments PLC	95,300	932,038
Berkeley Group Holdings PLC	3,936	265,072
BP PLC[1]	2,497,315	10,038,913
British American Tobacco PLC[1]	25,136	936,542
Bunzl PLC	5,323	197,257
CK Hutchison Holdings Ltd.	2,253,500	16,471,024
CNH Industrial N.V.	26,956	449,590
Compass Group PLC*,1	100,642	2,127,765
DCC PLC	20,063	1,680,506
Diageo PLC[1]	20,213	1,003,171
Direct Line Insurance Group PLC	204,511	846,273
Experian PLC	46,185	2,033,767
GlaxoSmithKline PLC[1]	744,074	14,663,788
Halma PLC	13,735	551,558
Hargreaves Lansdown PLC	2,591	58,794
HSBC Holdings PLC[1]	791,199	4,371,025

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Imperial Brands PLC	230,292	$4,936,036
Intertek Group PLC	21,954	1,573,409
J Sainsbury PLC	24,050	94,706
JD Sports Fashion PLC	183,251	2,284,830
Kingfisher PLC	1,921,040	9,837,191
Legal & General Group PLC	22,366	81,266
Lloyds Banking Group PLC	22,558,666	14,309,569
M&G PLC	166,199	520,712
Next PLC*	8,988	984,724
Persimmon PLC	63,972	2,582,270
RELX PLC	46,979	1,380,460
Sage Group PLC[1]	4,391	42,822
Smith & Nephew PLC	17,949	364,756
SSE PLC[2]	616,173	12,380,433
Tesco PLC	2,549,240	8,256,229
Travis Perkins PLC*	188,098	4,451,295
Unilever PLC[1]	69,655	4,019,020
Wickes Group PLC*,2	210,766	733,584
WPP PLC	806,036	10,419,634
		149,419,697
United States—1.9%
Atlassian Corp. PLC, Class A*	14,731	4,789,343
Brookfield Renewable Corp., Class A	79,198	3,361,163
Ferguson PLC	20,848	2,923,955
James Hardie Industries PLC	49,134	1,648,886
SolarEdge Technologies, Inc.*	9,956	2,583,383
Waste Connections, Inc.	34,322	4,348,254
		19,654,984
Total common stocks (cost—$954,217,998)		1,160,021,118
Preferred stocks—0.4%
Germany—0.4%
FUCHS PETROLUB SE	6,237	310,891
Sartorius AG	2,261	1,367,339
Volkswagen AG1	9,645	2,351,203
Total preferred stocks (cost—$4,048,162)		4,029,433
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 0.030%[5] (cost—$5,191,840)	5,191,840	5,191,840
Investment of cash collateral from securities loaned—1.8%
Money market funds—1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[5] (cost—$19,125,587)	19,125,587	19,125,587
Total investments before investments sold short (cost—$982,583,587)—114.6%		1,188,367,978
	Number of shares	Value
Investments sold short—(13.4)%
Common stocks—(13.4)%
Australia—(1.1)%
Afterpay Ltd.	(8,275)	$(586,978)
APA Group	(45,280)	(316,670)
AusNet Services Ltd.	(1,042,718)	(1,396,488)
Crown Resorts Ltd.	(201,281)	(1,271,784)
Insurance Australia Group Ltd.	(186,514)	(663,836)
Oil Search Ltd.	(150,914)	(421,951)
Orica Ltd.	(45,488)	(413,595)
Qantas Airways Ltd.	(509,451)	(1,716,021)
Sydney Airport	(317,725)	(1,820,999)
Tabcorp Holdings Ltd.	(319,406)	(1,160,261)
Transurban Group	(4,779)	(50,151)
Washington H Soul Pattinson & Co. Ltd.	(60,458)	(1,448,586)
		(11,267,320)
Belgium—(0.3)%
Groupe Bruxelles Lambert SA	(1,438)	(167,342)
Umicore SA	(49,702)	(3,082,375)
		(3,249,717)
China—(0.0)%†
Wilmar International Ltd.	(20,300)	(65,172)
Denmark—(0.1)%
Ambu A/S, Class B	(26,627)	(985,084)
Finland—(0.0)%†
Stora Enso Oyj, Class R	(7,190)	(142,309)
France—(1.2)%
Adevinta ASA	(53,526)	(1,029,049)
Atos SE	(1,977)	(94,559)
Bollore SA	(154,738)	(864,925)
Covivio	(4,280)	(402,313)
Dassault Aviation SA	(813)	(968,279)
Dassault Systemes SE	(70,278)	(3,878,244)
Electricite de France SA	(11,124)	(135,456)
Iliad SA	(7,040)	(1,520,335)
Remy Cointreau SA	(12,612)	(2,770,773)
Unibail-Rodamco-Westfield	(9,201)	(765,883)
		(12,429,816)
Germany—(1.1)%
Deutsche Wohnen SE	(13,251)	(827,448)
E.ON SE	(8,303)	(102,158)
Fresenius Medical Care AG & Co. KGaA	(19,230)	(1,517,882)
Fresenius SE & Co. KGaA	(4,180)	(219,762)
Infineon Technologies AG	(63,600)	(2,424,440)
KION Group AG	(35,727)	(3,793,112)
LANXESS AG	(4,397)	(318,485)
Symrise AG	(4,647)	(685,204)
Telefonica Deutschland Holding AG	(284,259)	(766,798)
Vonovia SE	(7,244)	(482,765)
		(11,138,054)

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(0.3)%
CK Infrastructure Holdings Ltd.	(4,500)	$(27,187)
Hang Lung Properties Ltd.	(356,000)	(920,791)
HK Electric Investments & HK Electric Investments Ltd.	(162,500)	(164,776)
MTR Corp. Ltd.	(403,000)	(2,388,083)
		(3,500,837)
Ireland—(0.1)%
Flutter Entertainment PLC	(2,656)	(453,383)
Kerry Group PLC, Class A	(6,304)	(934,764)
		(1,388,147)
Italy—(0.5)%
Atlantia SpA	(58,072)	(1,053,985)
FinecoBank Banca Fineco SpA	(191,119)	(3,426,794)
Telecom Italia SpA	(465,099)	(204,634)
		(4,685,413)
Japan—(4.8)%
ANA Holdings, Inc.	(39,900)	(932,352)
Asahi Intecc Co. Ltd.	(53,000)	(1,429,051)
Capcom Co. Ltd.	(6,700)	(183,524)
Daifuku Co. Ltd.	(30,900)	(2,751,862)
Daiichi Sankyo Co. Ltd.	(21,100)	(415,345)
Daiwa House REIT Investment Corp.	(186)	(552,719)
GMO Payment Gateway, Inc.	(18,700)	(2,396,627)
Hakuhodo DY Holdings, Inc.	(53,200)	(805,965)
Hankyu Hanshin Holdings, Inc.	(3,700)	(108,769)
Harmonic Drive Systems, Inc.	(23,500)	(1,293,833)
Hisamitsu Pharmaceutical Co., Inc.	(28,200)	(1,227,428)
Hitachi Construction Machinery Co. Ltd.	(25,600)	(717,561)
Hulic Co. Ltd.	(74,700)	(846,380)
Japan Airlines Co. Ltd.	(78,700)	(1,637,775)
Japan Exchange Group, Inc.	(25,100)	(567,641)
Japan Post Insurance Co. Ltd.	(19,400)	(342,712)
JSR Corp.	(90,300)	(3,008,491)
Keio Corp.	(37,200)	(2,071,847)
Keisei Electric Railway Co. Ltd.	(13,200)	(390,447)
Kintetsu Group Holdings Co. Ltd.	(10,200)	(342,619)
Kobe Bussan Co. Ltd.	(35,400)	(1,189,089)
Koei Tecmo Holdings Co. Ltd.	(18,100)	(848,038)
Koito Manufacturing Co. Ltd.	(5,900)	(358,179)
Kose Corp.	(8,500)	(1,336,539)
Lasertec Corp.	(7,700)	(1,436,753)
NEC Corp.	(1,600)	(80,799)
Nexon Co. Ltd.	(134,000)	(2,745,837)
NH Foods Ltd.	(22,200)	(893,423)
Nihon M&A Center, Inc.	(63,700)	(1,765,170)
Nippon Sanso Holdings Corp.	(54,100)	(1,190,935)
Odakyu Electric Railway Co. Ltd.	(128,800)	(3,054,898)
Oriental Land Co. Ltd.	(27,100)	(3,693,040)
PeptiDream, Inc.	(21,900)	(899,316)
Pigeon Corp.	(1,600)	(45,941)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Rakuten Group, Inc.	(32,700)	$(358,581)
SBI Holdings, Inc.	(12,800)	(304,993)
Shiseido Co. Ltd.	(26,000)	(1,726,776)
SUMCO Corp.	(29,300)	(672,240)
Sumitomo Dainippon Pharma Co. Ltd.	(900)	(15,497)
Sumitomo Metal Mining Co. Ltd.	(3,700)	(149,005)
Taisho Pharmaceutical Holdings Co. Ltd.	(12,100)	(675,010)
TDK Corp.	(700)	(79,377)
The Kansai Electric Power Co., Inc.	(49,200)	(464,396)
Tobu Railway Co. Ltd.	(11,300)	(292,118)
Toho Co. Ltd.	(14,300)	(620,464)
Toho Gas Co. Ltd.	(12,900)	(626,744)
Tohoku Electric Power Co., Inc.	(48,400)	(366,623)
Tokyo Century Corp.	(11,400)	(623,490)
Yaskawa Electric Corp.	(3,000)	(147,122)
Z Holdings Corp.	(131,400)	(654,575)
		(49,337,916)
Macau—(0.4)%
Galaxy Entertainment Group Ltd.	(369,000)	(2,502,371)
Sands China Ltd.	(269,200)	(919,717)
SJM Holdings Ltd.	(1,255,000)	(1,130,463)
Wynn Macau Ltd.	(22,400)	(28,796)
		(4,581,347)
Netherlands—(0.6)%
Aegon N.V.	(693,145)	(2,955,141)
Argenx SE	(4,869)	(1,486,126)
Argenx SE	(4,022)	(1,227,603)
Koninklijke Vopak N.V.	(15,442)	(653,771)
		(6,322,641)
New Zealand—(0.2)%
Auckland International Airport Ltd.	(121,842)	(614,584)
Mercury NZ Ltd.	(242,725)	(1,117,794)
Ryman Healthcare Ltd.	(40,216)	(369,284)
		(2,101,662)
Portugal—(0.2)%
EDP—Energias de Portugal SA	(465,186)	(2,415,345)
Singapore—(0.6)%
CapitaLand Ltd.	(143,800)	(427,701)
City Developments Ltd.	(196,200)	(991,896)
Genting Singapore Ltd.	(923,600)	(552,136)
Singapore Airlines Ltd.	(730,700)	(2,750,338)
UOL Group Ltd.	(258,500)	(1,392,708)
		(6,114,779)
Spain—(0.4)%
ACS Actividades de Construccion y Servicios SA	(15,991)	(420,360)
Amadeus IT Group SA	(14,246)	(933,518)
Siemens Gamesa Renewable Energy SA	(81,407)	(2,269,372)
		(3,623,250)

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Sweden—(0.2)%
Hexagon AB	(35,522)	$(588,017)
Svenska Cellulosa AB SCA, Class B	(71,066)	(1,320,868)
Tele2 AB	(25,941)	(381,051)
		(2,289,936)
Switzerland—(0.1)%
Barry Callebaut AG	(104)	(263,602)
Credit Suisse Group AG	(81,994)	(824,240)
		(1,087,842)
United Kingdom—(1.1)%
Ashtead Group PLC	(649)	(48,588)
AVEVA Group PLC	(21,925)	(1,197,088)
British Land Co. PLC	(7,068)	(50,164)
Entain PLC	(74,714)	(1,886,481)
Informa PLC	(37,235)	(256,196)
InterContinental Hotels Group PLC	(5,036)	(332,572)
Land Securities Group PLC	(92,290)	(910,297)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United Kingdom—(concluded)
London Stock Exchange Group PLC	(2,655)	$(276,415)
Ocado Group PLC	(117,758)	(3,036,333)
Pearson PLC	(125,271)	(1,513,858)
Prudential PLC	(39,483)	(744,466)
Rolls-Royce Holdings PLC	(112,545)	(155,984)
SSE PLC	(19,713)	(396,083)
St James's Place PLC	(38,469)	(848,600)
		(11,653,125)
United States—(0.1)%
QIAGEN N.V.	(2,356)	(126,297)
Stellantis N.V.	(31,838)	(611,461)
		(737,758)
Total investments sold short (proceeds—$131,437,538)		(139,117,470)
Liabilities in excess of other assets—(1.2)%		(12,588,597)
Net assets—100.0%		$1,036,661,911

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,160,021,118	$—	$—	$1,160,021,118
Preferred stocks	4,029,433	—	—	4,029,433
Short-term investments	—	5,191,840	—	5,191,840
Investment of cash collateral from securities loaned	—	19,125,587	—	19,125,587
Total	$1,164,050,551	$24,317,427	$—	$1,188,367,978
Liabilities
Investments sold short	$(137,123,984)	$(1,993,486)	$—	$(139,117,470)

At July 31, 2021, there were no transfers in or out of Level 3.

PACE International Equity Investments

Portfolio of Investments—July 31, 2021

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $24,301,495, represented 2.3% of the Portfolio's net assets at period end.

4  Security is traded on the Amsterdam Exchange.

5  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 23.75% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 20.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 209. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Sector allocation was the primary driver of relative returns while stock selection was also additive. Sector allocation was relatively beneficial due to the underweight to Consumer Discretionary and Real Estate, two of the weakest sectors during the reporting period. Stock selection was positive due to strong selection within Communication Services and Materials but partly offset by weak selection in Information Technology. From a country perspective, the underweight to China was relatively beneficial due to a challenging regulatory environment in China. Opportunistic allocations to Canada and the US, as well as overweight to India and Vietnam, were additive relative to the benchmark. Stock selection was strong in mainland China but partially offset by negative selection in Hong Kong, Korea, and India. The cash allocation was a drag on performance given the overall strength of the equity market.

Notable is that during this period, LMCG, a quantitative manager, was terminated to fund ARGA, a deep value manager, as well as increase exposure to William Blair, a quality growth manager and RWC, a GARP (Growth at Reasonable Price) manager, in an effort to improve risk-adjusted performance for the Portfolio.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG") (terminated effective close of business on December 10, 2020);

RWC Asset Advisors (US) LLC ("RWC");

ARGA Investment Management LP ("ARGA") effective December 11, 2020

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson

RWC: John Malloy

ARGA: A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar

Objective:

Capital appreciation

Investment process:

The main strategies of the current subadvisors include:

• A strategy using fundamental research to identify

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process:
(concluded)

companies that are attractive based on a value-oriented dividend discount model and market analysis.

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a disciplined, deep value strategy based on fundamental research.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.45%	9.26%	2.98%
Class Y2	23.78	9.53	3.23
Class P3	23.75	9.53	3.17
After deducting maximum sales charge
Class A1	16.68	8.04	2.40
MSCI Emerging Markets Index (net)[4]	20.64	10.37	3.61

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	44.51%	11.54%	3.50%
Class Y2	44.78	11.82	3.75
Class P3	44.87	11.83	3.70
After deducting maximum sales charge
Class A1	36.58	10.29	2.92

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.72% and 1.55%; Class Y—1.40% and 1.30%; and Class P—1.51% and 1.30%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.55%; Class Y—1.30%; and Class P—1.30%. Effective August 1, 2021, the expense caps were changed to: Class A—1.45%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten holdings
Alibaba Group Holding Ltd.	4.0%
Tencent Holdings Ltd.	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.9
Reliance Industries Ltd.	2.5
Ping An Insurance Group Co. of China Ltd., Class H	2.2
NetEase, Inc.	1.6
SK Hynix, Inc.	1.5
Housing Development Finance Corp. Ltd.	1.4
NAVER Corp.	1.4
Total	24.0%
Top five issuer breakdown by country or territory of origin
China	30.1%
South Korea	12.1
India	12.0
Taiwan	11.3
Brazil	6.5
Total	72.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Common stocks
Airlines	0.8%
Auto components	0.8
Automobiles	1.1
Banks	11.3
Beverages	0.5
Biotechnology	0.4
Capital markets	0.6
Chemicals	1.9
Commercial services & supplies	0.5
Construction materials	0.6
Consumer finance	0.8
Diversified financial services	0.5
Electric utilities	0.3
Electrical equipment	0.3
Electronic equipment, instruments & components	2.0
Entertainment	3.2
Food & staples retailing	1.4
Food products	2.7
Gas utilities	0.5
Health care providers & services	0.9
Hotels, restaurants & leisure	1.7
Household durables	1.8
Household products	0.2
Independent power and renewable electricity producers	1.0
Insurance	4.7
Interactive media & services	8.5
Internet & direct marketing retail	7.2
IT services	3.9
Life sciences tools & services	0.3
Machinery	0.3
Metals & mining	5.4
Multiline retail	0.1
Oil, gas & consumable fuels	6.1
Paper & forest products	0.5
Personal products	1.2
Pharmaceuticals	1.5
Professional services	0.5
Common stocks—(concluded)
Real estate management & development	0.1%
Road & rail	1.2
Semiconductors & semiconductor equipment	11.0
Software	1.2
Specialty retail	0.5
Technology hardware, storage & peripherals	2.1
Textiles, apparel & luxury goods	0.8
Thrifts & mortgage finance	1.4
Transportation infrastructure	1.4
Wireless telecommunication services	0.3
Total common stocks	96.0
Preferred stocks
Banks	0.8
Chemicals	0.5
Technology hardware, storage & peripherals	0.3
Total preferred stocks	1.6
Exchange traded funds	1.2
Short-term investments	1.0
Investment of cash collateral from securities loaned	0.5
Total investments	100.3
Liabilities in excess of other assets	(0.3)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—96.0%
Argentina—0.8%
MercadoLibre, Inc.*	2,118	$3,322,507
Austria—0.4%
Mondi PLC	50,827	1,410,165
Brazil—5.7%
B3 SA—Brasil Bolsa Balcao	828,600	2,426,179
Banco do Brasil SA	709,800	4,310,656
Diagnosticos da America SA	49,800	529,721
Hypera SA	171,100	1,171,164
Itau Unibanco Holding SA, ADR	99,453	573,844
Petroleo Brasileiro SA, ADR	517,276	5,519,335
Raia Drogasil SA	198,000	959,539
Rumo SA*	1,210,985	4,803,715
Suzano SA*	64,000	664,423
TOTVS SA	277,800	1,886,048
		22,844,624
Canada—0.7%
Barrick Gold Corp.	38,608	840,496
Ivanhoe Mines Ltd., Class A*,1	190,035	1,410,488
Pan American Silver Corp.	20,617	578,719
		2,829,703
Chile—0.4%
Sociedad Quimica y Minera de Chile SA, ADR	33,398	1,586,405
China—30.1%
Aier Eye Hospital Group Co. Ltd., Class A	143,531	1,304,969
Akeso, Inc.*,2	68,000	451,079
Alibaba Group Holding Ltd.*	657,932	16,001,383
Autohome, Inc., ADR	20,794	941,968
Baidu, Inc., ADR*	17,072	2,799,979
Bilibili, Inc., ADR*	11,417	977,067
Bilibili, Inc., Class Z*	12,780	1,094,444
China Medical System Holdings Ltd.	268,000	543,508
China Merchants Bank Co. Ltd., Class H	253,500	1,931,143
China Merchants Port Holdings Co. Ltd.	1,742,962	2,426,777
China Resources Power Holdings Co. Ltd.	2,370,000	4,080,554
China Shenhua Energy Co. Ltd., Class H	1,051,000	1,988,084
China Southern Airlines Co. Ltd., Class H*,1	1,482,000	779,985
China Tourism Group Duty Free Corp. Ltd., Class A	53,119	1,982,820
Country Garden Services Holdings Co. Ltd.	244,100	1,980,467
CSPC Pharmaceutical Group Ltd.	1,316,400	1,775,268
Dongfeng Motor Group Co. Ltd., Class H	1,986,000	1,758,257
Foshan Haitian Flavouring & Food Co. Ltd., Class A	65,650	1,165,701
Geely Automobile Holdings Ltd.	601,000	2,006,904
Ginlong Technologies Co. Ltd., Class A	22,500	1,070,408
Gree Electric Appliances, Inc. of Zhuhai, Class A	485,700	3,573,370
Hello Group Inc.	153,100	1,896,909
Hengan International Group Co. Ltd.	126,000	748,268
Huazhu Group Ltd.*,1	50,000	221,975
Huazhu Group Ltd., ADR*	38,215	1,718,911
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	3,600	90,882
Kunlun Energy Co. Ltd.	2,096,000	1,812,488
Kweichow Moutai Co. Ltd., Class A	6,700	1,742,365
Lenovo Group Ltd.	1,192,000	1,110,528
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
LONGi Green Energy Technology Co. Ltd., Class A	305,480	$4,065,307
Meituan, Class B*,2	84,500	2,337,814
Midea Group Co. Ltd., Class A	364,500	3,585,551
NetEase, Inc.	314,825	6,299,619
Ningbo Huaxiang Electronic Co. Ltd., Class A	140,900	422,069
PICC Property & Casualty Co. Ltd., Class H	3,898,000	3,150,041
Ping An Insurance Group Co. of China Ltd., Class H	982,500	8,616,148
Sangfor Technologies, Inc., Class A	47,397	1,776,571
Shanghai Mechanical and Electrical Industry Co. Ltd., Class A	558,100	1,250,826
Shenzhen Kangtai Biological Products Co. Ltd., Class A	60,400	1,188,111
Shenzhou International Group Holdings Ltd.	53,700	1,185,786
Sinopharm Group Co. Ltd., Class H	610,000	1,601,307
Songcheng Performance Development Co. Ltd., Class A	428,900	841,684
Tencent Holdings Ltd.	211,402	13,030,447
Tingyi Cayman Islands Holding Corp.	570,000	1,026,875
Travelsky Technology Ltd., Class H	757,000	1,285,833
Weibo Corp. ADR*	47,420	2,674,488
Wingtech Technology Co. Ltd., Class A	82,400	1,395,221
Yuan Longping High-tech Agriculture Co. Ltd., Class A*	486,500	1,505,548
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	41,100	2,329,910
		119,545,617
Czech Republic—0.3%
Komercni banka A.S.*	35,418	1,316,302
Ghana—0.2%
Tullow Oil PLC*,1	1,227,965	765,362
Greece—0.1%
Eurobank Ergasias Services and Holdings SA, Class A*	549,330	518,056
Hong Kong—1.3%
Melco Resorts & Entertainment Ltd., ADR*	141,786	1,973,661
WH Group Ltd.[2]	3,774,000	3,127,537
		5,101,198
India—12.0%
Asian Paints Ltd.	38,886	1,545,956
Bajaj Finance Ltd.	17,876	1,496,117
Britannia Industries Ltd.	24,999	1,150,058
HCL Technologies Ltd.	127,853	1,760,975
HDFC Bank Ltd.	168,542	3,230,756
Hindustan Unilever Ltd.	23,645	741,395
Housing Development Finance Corp. Ltd.	174,292	5,717,569
ICICI Lombard General Insurance Co. Ltd.[2]	47,969	951,290
Infosys Ltd.	174,798	3,783,003
Infosys Ltd., ADR	45,193	999,669
InterGlobe Aviation Ltd.*,2	110,655	2,449,607
Maruti Suzuki India Ltd.	5,415	507,750
Motherson Sumi Systems Ltd.*	884,738	2,786,244
Reliance Industries Ltd.	9,335	176,922

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Reliance Industries Ltd.	364,662	$9,973,749
SBI Cards & Payment Services Ltd.*	108,199	1,507,429
State Bank of India	54,233	3,150,937
Tata Consultancy Services Ltd.	61,016	2,597,126
UPL Ltd.	290,493	3,156,328
		47,682,880
Indonesia—1.0%
Bank Central Asia Tbk. PT	1,003,400	2,070,976
Bank Mandiri Persero Tbk. PT	2,192,300	864,035
Bank Rakyat Indonesia Persero Tbk. PT	3,332,000	854,743
		3,789,754
Kazakhstan—0.1%
NAC Kazatomprom JSC, GDR	9,577	238,467
Macau—0.5%
Galaxy Entertainment Group Ltd.*	301,200	2,042,586
Mexico—2.4%
Cemex SAB de CV, ADR*	309,743	2,518,211
Grupo Aeroportuario del Pacifico SAB de CV, Class B	254,900	2,931,838
Grupo Financiero Banorte SAB de CV, Class O	295,150	1,913,424
Wal-Mart de Mexico SAB de CV	603,400	1,989,079
		9,352,552
Peru—0.8%
Credicorp Ltd.*	26,443	2,669,686
Hochschild Mining PLC	251,750	539,596
		3,209,282
Philippines—0.1%
Monde Nissin Corp.*,2	1,820,200	538,213
Poland—1.5%
Allegro.eu SA*,2	73,386	1,259,134
Powszechna Kasa Oszczednosci Bank Polski SA*	208,269	2,045,658
Powszechny Zaklad Ubezpieczen SA*	273,013	2,664,579
		5,969,371
Russia—4.7%
Alrosa PJSC	1,839,700	3,259,679
Fix Price Group Ltd.*,1,3	61,297	468,616
Gazprom PJSC, ADR[4,5]	175,920	1,369,361
HeadHunter Group PLC, ADR	50,517	2,153,540
LUKOIL PJSC, ADR[4,5]	23,530	2,016,521
LUKOIL PJSC, ADR[4]	11,992	1,029,993
Polymetal International PLC	33,157	720,359
Rosneft Oil Co. PJSC	168,950	1,253,778
Sberbank of Russia PJSC, ADR	125,576	2,090,840
Yandex N.V., Class A*	62,946	4,275,922
		18,638,609
Saudi Arabia—0.9%
Delivery Hero SE*,2	14,911	2,232,247
Saudi National Bank	84,293	1,236,165
		3,468,412
	Number of shares	Value
Common stocks—(continued)
Singapore—0.1%
Kulicke & Soffa Industries, Inc.	8,870	$482,173
South Africa—4.1%
Absa Group Ltd.*	262,573	2,445,036
Capitec Bank Holdings Ltd.	24,284	2,696,288
Clicks Group Ltd.	91,907	1,662,842
FirstRand Ltd.	579,383	2,149,664
Gold Fields Ltd., ADR	164,820	1,618,532
Naspers Ltd., N Shares	9,606	1,850,227
Sibanye Stillwater Ltd.	613,583	2,671,476
Standard Bank Group Ltd.	123,538	1,041,762
		16,135,827
South Korea—11.6%
Coupang, Inc.*	38,043	1,381,722
DB Insurance Co. Ltd.	49,808	2,472,538
Douzone Bizon Co. Ltd.	16,661	1,212,367
Fila Holdings Corp.	44,559	2,022,152
Hana Financial Group, Inc.	48,651	1,837,762
Kakao Corp.	19,095	2,440,309
KakaoBank Corp.*	5,502	186,549
KB Financial Group, Inc.	38,144	1,701,184
Korea Electric Power Corp.	62,297	1,348,572
Krafton, Inc.*	1,221	528,631
LG Chem Ltd.	1,524	1,115,591
LG Household & Health Care Ltd.	2,106	2,671,292
NAVER Corp.	14,792	5,574,729
NCSoft Corp.	1,209	866,086
POSCO	10,723	3,416,631
Samsung Biologics Co. Ltd.*,2	1,556	1,203,947
Samsung Electro-Mechanics Co. Ltd.	8,443	1,409,308
Samsung Electronics Co. Ltd.	75,141	5,128,075
Samsung Fire & Marine Insurance Co. Ltd.	5,070	945,460
Shinhan Financial Group Co. Ltd.	23,614	803,728
SK Hynix, Inc.	59,263	5,796,207
SK Telecom Co. Ltd.	3,812	997,533
WONIK IPS Co. Ltd.	24,214	975,717
		46,036,090
Taiwan—11.3%
Alchip Technologies Ltd.	20,000	452,709
ASE Technology Holding Co. Ltd.	246,000	1,077,597
Catcher Technology Co. Ltd.	342,000	2,262,471
CTBC Financial Holding Co. Ltd.	926,934	757,391
Delta Electronics, Inc.	102,000	1,046,808
E. Sun Financial Holding Co. Ltd.	1,406,125	1,332,462
eMemory Technology, Inc.	21,000	983,730
FLEXium Interconnect, Inc.	231,000	1,073,842
HON HAI Precision Industry Co. Ltd.	557,000	2,190,953
MediaTek, Inc.	170,469	5,547,176
Sea Ltd., ADR*	10,592	2,925,087
Taiwan Semiconductor Manufacturing Co. Ltd.	616,231	12,780,761
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	97,776	11,404,593
Zhen Ding Technology Holding Ltd.	242,000	904,309
		44,739,889

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(concluded)
Thailand—0.8%
Bangkok Bank PCL NVDR	230,600	$719,145
CP ALL PCL	467,500	839,203
Krung Thai Bank PCL	5,095,900	1,565,942
		3,124,290
Turkey—0.2%
Turkiye Garanti Bankasi A.S.	827,301	836,530
United Arab Emirates—0.3%
Network International Holdings PLC*,2	249,368	1,181,287
United Kingdom—0.5%
Endeavour Mining PLC[1]	21,248	506,521
Unilever PLC	21,485	1,238,392
Unilever PLC	1,339	77,259
		1,822,172
United States—1.6%
Cognizant Technology Solutions Corp., Class A	19,638	1,443,982
Globant SA*	10,681	2,554,468
JBS SA	387,200	2,382,712
		6,381,162
Vietnam—0.4%
Hoa Phat Group JSC	589,243	1,214,167
Vincom Retail JSC*	452,720	545,315
		1,759,482
Zambia—1.1%
First Quantum Minerals Ltd.	207,956	4,453,819
Total common stocks (cost—$319,403,393)		381,122,786
Preferred stocks—1.6%
Brazil—0.8%
Banco Bradesco SA	574,990	2,677,197
Itausa SA	283,390	607,779
		3,284,976
	Number of shares	Value
Preferred stocks—(concluded)
Chile—0.3%
Sociedad Quimica y Minera de Chile SA, Class B	21,629	$1,033,162
South Korea—0.5%
LG Chem Ltd.	2,731	908,157
Samsung Electronics Co. Ltd.	19,590	1,227,941
		2,136,098
Total preferred stocks (cost—$5,869,221)		6,454,236
Exchange traded funds—1.2%
iShares MSCI Emerging Markets ETF	20,126	1,038,502
iShares MSCI India ETF	79,957	3,573,278
Total exchange traded funds (cost—$3,932,076)		4,611,780
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund, 0.030%[6] (cost—$3,927,820)	3,927,820	3,927,820
Investment of cash collateral from securities loaned—0.5%
Money market funds—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050% [6] (cost—$2,142,758)	2,142,758	2,142,758
Total investments (cost—$335,275,268)—100.3%		398,259,380
Liabilities in excess of other assets—(0.3)%		(1,089,658)
Net assets—100.0%		$397,169,722

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$380,407,606	$715,180	$—	$381,122,786
Preferred stocks	6,454,236	—	—	6,454,236
Exchange traded funds	4,611,780	—	—	4,611,780
Short-term investments	—	3,927,820	—	3,927,820
Investment of cash collateral from securities loaned	—	2,142,758	—	2,142,758
Total	$391,473,622	$6,785,758	$—	$398,259,380
Liabilities

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $15,732,154, represented 4.0% of the Portfolio's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

6  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 41.05% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 36.17%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 219. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Security selection was the primary driver of relative returns, particularly within Health Care, Office and Retail REITs. Sector selection was a modest detractor from relative returns. While an overweight to Hotel & Resort REITs added to relative returns, this was offset by positioning decisions in Retail, Diversified and Office REITs. Hotel & Resort stocks rallied on vaccine developments and positive sentiment around economic reopenings. The residential sector was also a meaningful contributor. Overweight positions in multifamily companies focused on Sunbelt markets outperformed, along with overweight allocations to single-family rental companies. Somewhat offsetting this outperformance was the self-storage sector, where the portfolio maintained little exposure to the outperforming asset class.

Japan was also a regional contributor. Overweight positions to REITs focused on the hotel, industrial and office sectors outperformed during the reporting period. Select overweight positions to developers contributed as well. Conversely, Canada was the leading detractor on a regional basis, as overweight positions in select residential and office landlords underperformed. Australia detracted from returns as well. This was driven by an overweight exposure to the office sector, which lagged on negative sentiment amid economic shutdowns in the region.

Notable is that during this period, MFS, a global equity manager focusing on REITs with attractive valuations and above-average growth prospects, was added in an effort to improve risk-adjusted performance for the Portfolio.

The Portfolio did not utilize derivatives during the reporting.

After the close of the reporting period, Brookfield was terminated.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield") (terminated effective close of business on August 18, 2021);

Massachusetts Financial Services Company (d/b/a MFS Investment Management) ("MFS") effective March 11, 2021

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Brookfield: Jason Baine and Bernhard Krieg

MFS: Rick Gable

Objective:

Total Return

Investment process:

The main strategies of the subadvisors include:

• a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

• a strategy that focuses on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Real Estate Securities Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	40.73%	4.76%	6.55%
Class P2	41.05	5.03	6.82
After deducting maximum sales charge
Class A1	32.92	3.58	5.95
FTSE EPRA Nareit Developed Index[3]	36.17	5.73	7.62

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	38.09%	5.08%	6.19%
Class P2	38.46	5.32	6.46
After deducting maximum sales charge
Class A1	30.49	3.90	5.59

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—1.59% and 1.45%; and Class P—1.59% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA Nareit Developed Index over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

*  The performance graph has been changed from Class A to Class P as Class P shares hold the most assets out of the Portfolio.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten holdings
Prologis, Inc.	6.2%
Welltower, Inc.	3.8
Simon Property Group, Inc.	2.6
Mid-America Apartment Communities, Inc.	2.5
Sun Communities, Inc.	2.1
American Homes 4 Rent, Class A	2.1
Extra Space Storage, Inc.	2.0
VICI Properties, Inc.	1.7
Shaftesbury PLC	1.6
AvalonBay Communities, Inc.	1.6
Total	26.2%
Top five issuer breakdown by country or territory of origin
United States	56.5%
United Kingdom	7.1
Japan	6.8
Hong Kong	5.4
France	3.8
Total	79.6%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Common stocks
Apartments	13.6%
Building & Construct-Misc	0.9
Building-Heavy Construction	2.0
Diversified	21.6
Health care	6.1
Hotels	3.4
Hotels & motels	1.0
Manufactured homes	3.4
Office property	7.9
Physical Therapy/Rehabilitation Centers	0.5
Real estate management/service	3.2
Real estate operations/development	9.5
Regional malls	2.6
Shopping centers	6.1
Single Tenant	2.5
Storage	3.6
Warehouse/industrial	11.7
Total common stocks	99.6
Short-term investments	0.9
Investment of cash collateral from securities loaned	0.0 †
Total investments	100.5
Liabilities in excess of other assets	(0.5)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—99.6%
Australia—3.7%
Dexus	173,131	$1,306,096
Goodman Group	96,271	1,599,482
Mirvac Group	256,800	538,975
National Storage REIT	508,715	795,173
		4,239,726
Belgium—1.8%
Shurgard Self Storage SA	14,246	763,849
Warehouses De Pauw CVA	30,866	1,328,384
		2,092,233
Brazil—0.1%
Multiplan Empreendimentos Imobiliarios SA	35,006	156,941
Canada—2.9%
Allied Properties REIT	34,937	1,280,034
Granite REIT	14,833	1,026,991
InterRent REIT	74,545	1,074,318
		3,381,343
China—0.9%
ESR Cayman Ltd.*,1	308,600	1,084,110
France—3.8%
Accor SA*	12,200	432,141
Covivio	13,339	1,253,845
Gecina SA	9,539	1,514,598
Unibail-Rodamco-Westfield*	5,103	424,769
Unibail-Rodamco-Westfield*	8,124	676,235
		4,301,588
Germany—2.5%
Alstria Office REIT-AG	22,983	486,927
Deutsche Wohnen SE	22,974	1,434,592
LEG Immobilien SE	6,275	992,620
		2,914,139
Hong Kong—5.4%
Link REIT	82,800	791,651
Sino Land Co. Ltd.	426,000	652,336
Sun Hung Kai Properties Ltd.	97,756	1,400,082
Swire Properties Ltd.	619,916	1,762,949
Wharf Real Estate Investment Co. Ltd.	276,579	1,560,643
		6,167,661
Japan—6.8%
Advance Residence Investment Corp.[2]	277	943,070
Frontier Real Estate Investment Corp.	149	689,960
Invincible Investment Corp.	1,460	572,928
Japan Hotel REIT Investment Corp.	1,278	777,017
Japan Logistics Fund, Inc.[2]	248	751,652
Katitas Co. Ltd.	33,800	1,002,862
LaSalle Logiport REIT	581	1,064,500
Mitsui Fudosan Co. Ltd.	55,391	1,288,779
Mitsui Fudosan Logistics Park, Inc.	132	738,781
		7,829,549
	Number of shares	Value
Common stocks—(continued)
Mexico—0.8%
Corp Inmobiliaria Vesta SAB de CV	210,432	$413,332
Fibra Uno Administracion SA de CV	433,126	472,155
		885,487
Singapore—2.7%
Ascendas India Trust	446,600	477,929
City Developments Ltd.	73,193	370,030
Keppel REIT	443,037	392,372
Mapletree Commercial Trust	540,600	861,800
Mapletree Logistics Trust	631,600	983,561
		3,085,692
Spain—2.8%
Cellnex Telecom SA1	20,642	1,345,292
Melia Hotels International SA*	52,590	362,705
Merlin Properties Socimi SA	136,937	1,536,696
		3,244,693
Sweden—1.0%
Hufvudstaden AB, Class A	61,649	1,127,219
Tanzania, United Republic Of—0.8%
Helios Towers PLC*,2	402,323	914,899
United Kingdom—7.1%
Big Yellow Group PLC	52,073	1,050,980
Capital & Counties Properties PLC*	330,734	784,743
Derwent London PLC	19,811	1,001,256
Grainger PLC	232,946	982,394
Hammerson PLC	1,433,228	737,309
Shaftesbury PLC[2]	225,233	1,850,268
Tritax EuroBox PLC[1]	267,664	444,232
Unite Group PLC	78,031	1,255,461
		8,106,643
United States—56.5%
Agree Realty Corp.	11,800	886,770
Alexandria Real Estate Equities, Inc.	8,737	1,759,108
American Homes 4 Rent, Class A	56,940	2,391,480
American Tower Corp.	3,066	867,065
Americold Realty Trust	25,569	993,356
AvalonBay Communities, Inc.	8,010	1,824,918
Boston Properties, Inc.	6,329	742,898
Brixmor Property Group, Inc.	46,180	1,063,064
Camden Property Trust	10,946	1,635,223
CoreSite Realty Corp.	6,820	942,592
CyrusOne, Inc.	12,926	921,236
Douglas Emmett, Inc.	48,563	1,622,004
Empire State Realty Trust, Inc., Class A	23,247	265,713
Encompass Health Corp.	6,196	515,817
EPR Properties	24,039	1,209,162
Equinix, Inc.	1,681	1,379,109
Equity Lifestyle Properties, Inc.	17,649	1,478,986
Essex Property Trust, Inc.	5,442	1,785,520
Extra Space Storage, Inc.	13,075	2,276,880
Federal Realty Investment Trust	4,600	540,638
Healthpeak Properties, Inc.	32,300	1,194,131

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Highwoods Properties, Inc.	36,600	$1,745,454
Host Hotels & Resorts, Inc.*	48,949	779,758
Invitation Homes, Inc.	30,600	1,244,808
Medical Properties Trust, Inc.	44,980	945,929
Mid-America Apartment Communities, Inc.	14,915	2,880,086
National Retail Properties, Inc.	18,642	911,035
Outfront Media, Inc.*	23,600	563,804
Park Hotels & Resorts, Inc.*	77,100	1,426,350
Pebblebrook Hotel Trust	42,312	951,597
Phillips Edison & Co., Inc.*	15,427	431,956
Physicians Realty Trust	29,400	557,130
Prologis, Inc.	55,733	7,136,053
QTS Realty Trust, Inc., Class A	10,581	822,249
Rayonier, Inc.	25,612	965,829
Regency Centers Corp.	12,900	843,789
Simon Property Group, Inc.	23,442	2,965,882
SL Green Realty Corp.	11,079	824,942
STAG Industrial, Inc.	27,886	1,152,250
STORE Capital Corp.	29,205	1,056,929
Sun Communities, Inc.	12,572	2,465,495
Urban Edge Properties	44,360	842,840
VICI Properties, Inc.[2]	63,416	1,977,945
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Welltower, Inc.	49,930	$4,336,920
WP Carey, Inc.	10,000	806,900
		64,931,600
Total common stocks (cost—$96,966,123)		114,463,523
Short-term investments—0.9%
Investment companies—0.9%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$1,021,886)	1,021,886	1,021,886
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[3] (cost—$9,223)	9,223	9,223
Total investments (cost—$97,997,232)—100.5%		115,494,632
Liabilities in excess of other assets—(0.5)%		(591,970)
Net assets—100.0%		$114,902,662

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$114,038,754	$424,769	$—	$114,463,523
Short-term investments	—	1,021,886	—	1,021,886
Investment of cash collateral from securities loaned	—	9,223	—	9,223
Total	$114,038,754	$1,455,878	$—	$115,494,632

At July 31, 2021, there were no transfers in or out of Level 3.

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2021

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $2,873,634, represented 2.5% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at July 31, 2021.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the 12-months ended July 31, 2021, the Portfolio's Class P shares returned 7.53% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 0.07%, the Bloomberg Barclays Global Aggregate Index returned 0.78%, the MSCI World Index (net) returned 35.07%, the HFRI Fund of Funds Composite Index (net) returned 14.78%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 229. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2,3

The Portfolio outperformed its benchmark during the reporting period. This was largely driven by allocations to equity hedged strategies. The primary contributors to returns for these allocations included positive exposure to US equity market beta and long exposures in sectors that were expected to participate in the continued economic recovery following the pandemic-related slowdown in 2020. These included positions in housing, healthcare/pharmaceuticals, transportation and financials. Short equity positions and equity market hedges for risk management provided partial performance offsets. Long exposure to low beta stocks also detracted from performance since low beta stocks lagged the broader market over the period given the strong equity market rally.

Allocations to a global macro strategy also contributed to performance. Market Returns4 and Opportunistic4 strategies contributed to results, more than offsetting the negative impact generated by Risk-Reducing Returns4. Within Market Returns, long equity and credit strategies across a range of regions and markets delivered positive returns. This was largely driven by improving economic conditions and the reopening of countries on the back of the vaccine roll-out. A US equities position was the largest contributor to performance, as the US government provided more stimulus, corporations reported positive earnings, and the Federal Reserve remained supportive of the economic recovery. Within Opportunistic Returns, a short US equity volatility position was the best performer, as market volatility normalized in

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management Incorporated (f/k/a Analytic Investors, LLC) ("WellsCap"); First Quadrant L.P. ("First Quadrant");
Sirios Capital Management, L.P. ("Sirios");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar");
DLD Asset Management, L.P. ("DLD")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi

WellsCap: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald, James McAlevey and Mark Robertson
PCJ: Nereo Piticco, Adam Posman, Heiki Altosaar, Kevin Kingsley and Jenny Yan

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

4  A sub-strategy within the global macro allocation.

(continued on next page)

PACE Alternative Strategies Investments

Investment Manager's comments – concluded

the first half of 2021. The now-closed long European banks and long value equities positions also contributed to returns, as investors rotated into value stocks. Performance was also supported by a range of inflation, currency, and relative value equity strategies. On the other hand, a long energy strategy was the main detractor as the Delta variant spread globally, setting back many countries' recovery timeline. The Risk-Reducing bucket detracted from performance over the reporting period. A long Australian rates, US Quality versus market, and long US rates positions were headwinds for returns, as bond yields moved sharply higher in the first quarter of 2021. However, a long Chinese rates position contributed to performance.

Allocations to a convertible arbitrage and a merger arbitrage strategy both contributed to returns. The convertible arbitrage strategy benefitted by the steadily rising pace of new issuance during the period. Of the four sub-strategies traded within the strategy, the two that have been most impactful over the reporting period were the Balanced5 and Volatility5 strategies. The Balanced sub-strategy added value from exposures to convertibles with undervalued options and credit elements, as well as opportunities in the active new issue market. The Volatility sub-strategy added value by trading underlying equities during market moves while remaining market neutral against short duration convertibles. The merger arbitrage allocation also benefited from an active merger and acquisition deal market over the period. The strategy particularly benefited from deals where the target received increased merger consideration during deal pendency.

The largest detractor or offset to performance for the portfolio overall was an allocation to a tactical currency strategy that primarily functions as a diversifier within the overall portfolio. The strategy's macroeconomic models drove one of the largest detractors from performance, a short British pound position, with most of the losses realized during the first quarter of 2021. Though inflation in the UK was relatively weak, the Bank of England's comments were less dovish than many of its counterparts, supporting a strong rally for the pound in February and March 2021. In addition, the UK has had a relatively successful vaccine rollout, lifting prospects for near-term economic outperformance. Finally, the risk premium associated with Brexit was quickly priced out on a "sell the rumor, buy the fact" basis. The pound finally lost steam in March 2021, but still had a negative impact on results.

Over the period, a short position in the Japanese yen detracted from returns as market volatility rose as a result of concerns about the Delta variant and the Chinese economy. This was partially offset by a short position in the Australian dollar and a long position in the US dollar. With inflation stronger in the US than many areas of the world, the strategy's inflation model has become highly bullish on the US dollar, driving long exposure from late 2020 onwards.

In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument to implement currency strategies because of their high degree of liquidity, low cost and trading efficiency. The instruments utilized in the Portfolio over the period primarily included currency forwards, both deliverable and non-deliverable, swaps and options across equities, fixed income and currencies.

Portfolio Management
Team (concluded)

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, and Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

5  A sub-strategy within the convertible arbitrage strategy.

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively- managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

• A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield, and listed options markets.

• A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.21%	3.05%	3.17%
Class Y2	7.40	3.28	3.45
Class P3	7.53	3.29	3.45
After deducting maximum sales charge
Class A1	1.34	1.89	2.59
FTSE Three-Month US Treasury Bill Index[4]	0.07	1.14	0.60
Bloomberg Barclays Global Aggregate Index[5]	0.78	2.46	1.98
MSCI World Index (net)[6]	35.07	14.29	11.05
HFRI Fund of Funds Composite Index (net)[7]	14.78	5.64	3.73

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/21	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	11.00%	3.34%	3.09%
Class Y2	11.30	3.60	3.37
Class P3	11.24	3.59	3.35
After deducting maximum sales charge
Class A1	4.93	2.18	2.51

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 27, 2020 (as revised June 11, 2021), as supplemented, were as follows: Class A—2.91% and 2.73%; Class Y—2.67% and 2.49%; and Class P—2.67% and 2.49%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2021 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The agreement also provides that UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.88%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the FTSE Three-Month US Treasury Bill Index, the Bloomberg Barclays Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index (net) over the 10 years ended July 31, 2021. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Top ten equity holdings (long holdings)
ATS Automation Tooling Systems, Inc.	0.8%
Alphabet, Inc., Class A	0.8
GFL Environmental, Inc.	0.7
Dream Industrial Real Estate Investment Trust	0.6
Carrier Global Corp.	0.6
Hardwoods Distribution, Inc.	0.6
Berkshire Hathaway, Inc., Class B	0.5
Royal Caribbean Cruises Ltd.	0.5
American Homes 4 Rent, Class A	0.5
Visa, Inc., A Shares	0.5
Total	6.1%
Top ten equity holdings (short holdings)
Match Group, Inc.	(2.7)%
Carnival Corp.	(1.8)
United States Steel Corp.	(1.2)
Norwegian Cruise Line Holdings Ltd.	(1.1)
Wayfair, Inc., Class A	(0.9)
Bloomin' Brands, Inc.	(0.6)
Liberty Media Corp-Liberty SiriusXM, Class A	(0.6)
Cinemark Holdings, Inc.	(0.4)
BCE, Inc.	(0.4)
World Wrestling Entertainment, Inc., Class A	(0.4)
Total	(10.1)%
Top ten long-term income holdings
U.S. Treasury Bills, 0.043% due 11/18/21	4.4%
Match Group Financeco, Inc., 0.875% due 10/01/22	2.7
Carnival Corp., 5.750% due 04/01/23	1.8
United States Steel Corp., 5.000% due 11/01/26	1.5
U.S. Treasury Bills, 0.010% due 08/12/21	1.2
U.S. Cash Management Bill, 0.001% due 09/16/21	1.2
NCL Corp. Ltd., 6.000% due 05/15/24	1.2
Liberty Media Corp., 1.375% due 10/15/23	1.0
Wayfair, Inc., 1.000% due 08/15/26	0.9
Bloomin' Brands, Inc., 5.000% due 05/01/25	0.7
Total	16.6%
Top five issuer breakdown by country or territory of origin (long holdings)
United States	80.3%
Canada	11.3
Japan	1.4
United Kingdom	0.9
France	0.9
Total	94.8%
Top five issuer breakdown by country or territory of origin (short holdings)
United States	(21.2)%
Canada	(7.8)
Liberia	(0.7)
Japan	(0.3)
Saudi Arabia	(0.2)
Total	(30.2)%

1  The portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2021

Common stocks
Aerospace & defense	0.1%
Air freight & logistics	0.7
Airlines	0.2
Auto components	0.1
Automobiles	0.1
Banks	0.4
Beverages	0.9
Biotechnology	0.5
Building products	1.2
Capital markets	0.5
Chemicals	0.9
Commercial services & supplies	1.3
Communications equipment	0.3
Construction & engineering	0.4
Construction materials	0.1
Consumer finance	0.6
Containers & packaging	0.5
Distributors	0.1
Diversified financial services	0.6
Diversified telecommunication services	0.2
Electrical equipment	0.5
Electronic equipment, instruments & components	0.9
Energy equipment & services	0.2
Entertainment	0.4
Equity real estate investment trusts	2.4
Financial services	0.2
Food & staples retailing	1.9
Food products	0.6
Gas utilities	0.1
Health care equipment & supplies	1.9
Health care providers & services	0.1
Health care technology	0.4
Hotels, restaurants & leisure	1.9
Household durables	0.8
Household products	0.3
Independent power and renewable electricity producers	0.2
Industrial conglomerates	0.7
Insurance	0.9
Interactive media & services	1.4
Internet & direct marketing retail	0.5
IT services	1.3
Leisure products	0.1
Common stocks—(concluded)
Life sciences tools & services	0.2%
Machinery	2.3
Media	1.3
Metals & mining	0.7
Mortgage real estate investment trust	0.3
Multiline retail	0.4
Oil, gas & consumable fuels	2.3
Paper & forest products	0.3
Personal products	0.3
Pharmaceuticals	0.7
Professional services	0.8
Real estate management & development	0.3
Road & rail	1.5
Semiconductors & semiconductor equipment	1.0
Software	1.8
Specialty retail	0.8
Technology hardware, storage & peripherals	0.5
Textiles, apparel & luxury goods	0.6
Thrifts & mortgage finance	0.1
Trading companies & distributors	1.1
Wireless telecommunication services	0.3
Total common stocks	45.0
Preferred stocks
Health care equipment & supplies	0.0	†
Investment companies	6.4
Warrants
Financial services	0.0	†
Pharmaceuticals	0.0	†
Total warrants	—
Corporate bonds
Airlines	0.4
Entertainment	0.7
Internet	3.9
Iron & steel	1.5
Leisure Time	3.0
Media	1.4
Retail	1.0
Software	0.4
Transportation	0.0	†
Total corporate bonds	12.3

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of July 31, 2021

Short-term U.S. Treasury obligations	6.8%
Short-term investments	28.7
Equity and foreign exchange options purchased
Call options	0.4
Put options	0.1
Total equity and foreign exchange options purchased	0.5
Investments sold short Common stocks
Aerospace & defense	(0.3)
Airlines	(0.2)
Automobiles	(0.3)
Banks	(0.3)
Biotechnology	(0.6)
Capital markets	(0.9)
Chemicals	(0.1)
Commercial services & supplies	(0.6)
Diversified telecommunication services	(0.7)
Electric utilities	(0.6)
Electrical equipment	(0.6)
Entertainment	(1.1)
Equity real estate investment trusts	(0.6)
Food & staples retailing	(0.4)
Food products	(0.3)
Health care providers & services	(0.1)
Hotels, restaurants & leisure	(4.4)
Household durables	(0.1)
Independent power and renewable electricity producers	(0.1)
Industrial conglomerates	(0.1)
Insurance	(0.2)
Interactive media & services	(2.9)
Investments sold short—(concluded) Common stocks—(concluded)
Internet & direct marketing retail	(1.2)%
IT services	(0.2)
Leisure products	(0.2)
Machinery	(0.3)
Marine	0.0 †
Media	(0.7)
Metals & mining	(1.7)
Multi-utilities	(0.2)
Multiline retail	(0.3)
Oil, gas & consumable fuels	(1.5)
Paper & forest products	(0.2)
Personal products	0.0 †
Pharmaceuticals	(0.5)
Real estate management & development	(0.1)
Road & rail	0.0 †
Software	(0.5)
Specialty retail	(0.9)
Technology hardware, storage & peripherals	(0.1)
Trading companies & distributors	(0.3)
Total common stocks	(24.4)
Corporate bonds
Iron & steel	(0.4)
Leisure Time	(0.7)
Total corporate bonds	(1.1)
Investment companies	(5.5)
Total investments sold short	(31.0)
Other assets in excess of liabilities	31.3
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—45.0%
Australia—0.3%
Aurizon Holdings Ltd.	280,899	$795,708
Champion Iron Ltd.*,1	31,380	173,299
Coles Group Ltd.	25,125	322,481
Medibank Pvt. Ltd.	83,437	202,672
		1,494,160
Bermuda—0.1%
RenaissanceRe Holdings Ltd.	1,758	268,429
Canada—10.9%
Air Canada*,1	13,360	267,500
Alamos Gold, Inc., Class A1	118,270	960,352
ATS Automation Tooling Systems, Inc.*,1	116,840	3,517,562
Brookfield Asset Management, Inc., Class A1	11,140	601,449
Brookfield Business Pt Unit Ltd.*,1	36,870	1,620,068
Canadian Apartment Properties REIT	12,300	614,704
Canfor Corp.*	18,600	359,149
Capstone Mining Corp.*,1	89,190	399,625
CareRx Corp.*	67,090	336,095
Carerx Corp.*	8,800	43,107
Cenovus Energy, Inc.[1]	62,390	520,333
Cervus Equipment Corp.	55,710	644,800
CES Energy Solutions Corp.*	264,130	342,971
CGI, Inc.*,1	10,100	918,393
Colliers International Group, Inc.[1]	4,430	569,654
Constellation Software, Inc.	400	640,728
Crescent Point Energy Corp.	221,230	811,914
Dream Industrial Real Estate Investment Trust[1]	228,770	2,943,058
Dye & Durham Ltd.[1]	20,100	759,953
Empire Co. Ltd., Class A	10,600	348,094
George Weston Ltd.[1]	6,830	708,292
GFL Environmental, Inc.[1]	89,070	3,105,871
GURU Organic Energy Corp.*	139,210	1,863,423
Hardwoods Distribution, Inc.[1]	102,280	2,890,664
Headwater Exploration, Inc.*,1	44,560	140,723
HLS Therapeutics, Inc.	17,570	239,693
Intact Financial Corp.[1]	14,350	1,955,354
InterRent REIT[1]	62,480	900,441
Intertape Polymer Group, Inc.[1]	33,460	744,777
K-Bro Linen, Inc.	53,880	1,873,881
KITS Eyecare Ltd.*	29,220	140,292
Leaf Mobile, Inc.*	1,259,020	302,746
Loblaw Cos. Ltd.	19,400	1,312,408
Medexus Pharmaceuticals, Inc.*	25,000	146,481
Metro, Inc.	12,200	632,687
Mullen Group Ltd.[1]	44,530	483,634
NanoXplore, Inc.*,1	106,650	399,211
Neo Performance Materials, Inc.[1]	15,850	237,826
NuVista Energy Ltd.*,1	131,930	370,115
Osisko Mining, Inc.*,1	65,050	165,806
Parkit Enterprise, Inc.*	280,000	325,425
PMML Corp.*	785,000	455,300
Premium Brands Holdings Corp.[1]	5,310	543,002
Profound Medical Corp.*	18,720	274,288
Recipe Unlimited Corp.*,1	61,350	1,094,131
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Restaurant Brands International, Inc.[1]	13,230	$902,154
Rogers Communications, Inc., Class B1	13,930	710,848
Sangoma Technologies Corp.*	180,300	440,778
Savaria Corp.[1]	19,860	334,767
SNC-Lavalin Group, Inc.[1]	70,820	1,884,598
Spin Master Corp.*,1,2	5,800	222,358
Stantec, Inc.[1]	13,400	623,815
Suncor Energy, Inc.[1]	36,710	720,617
Superior Plus Corp.[1]	49,360	620,363
Tamarack Valley Energy Ltd.*,1	530,410	1,143,638
TransAlta Corp.[1]	103,760	1,081,179
Tricon Residential, Inc.[1]	15,930	190,889
Troilus Gold Corp.*	187,530	135,281
Uni-Select, Inc.*	27,660	342,535
Wesdome Gold Mines Ltd.*,1	56,350	570,004
West Fraser Timber Co. Ltd.	9,800	702,951
West Fraser Timber Co. Ltd.[1]	4,450	318,932
		49,471,687
Cayman Islands—0.1%
Black Spade Acquisition Co.*	27,200	272,000
China—0.2%
Alibaba Group Holding Ltd., ADR*	2,283	445,619
Futu Holdings Ltd., ADR*,1	1,818	186,272
Wilmar International Ltd.	143,300	460,058
		1,091,949
Finland—0.2%
Kesko Oyj, B Shares	20,392	874,468
Kone Oyj, Class B	336	27,829
		902,297
France—0.9%
Airbus SE*	3,868	530,879
Capgemini SE	1,298	280,620
Carrefour SA	73,672	1,368,580
Cie de Saint-Gobain	4,578	327,197
Dassault Systemes SE	3,865	213,287
SCOR SE	5,617	157,184
TotalEnergies SE	27,376	1,191,824
		4,069,571
Germany—0.5%
Covestro AG2	18,783	1,208,984
HelloFresh SE*	3,756	352,345
Knorr-Bremse AG	3,076	348,835
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	978	264,399
Siemens AG, Registered Shares	1,520	237,252
		2,411,815
Hong Kong—0.2%
Xinyi Glass Holdings Ltd.	238,000	888,157

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
Israel—0.2%
Cognyte Software Ltd.*	11,200	$290,864
Plus500 Ltd.	22,509	438,338
		729,202
Italy—0.5%
DiaSorin SpA	3,598	730,490
Eni SpA	101,624	1,208,408
Telecom Italia SpA	730,761	341,111
		2,280,009
Japan—1.4%
Cosmos Pharmaceutical Corp.	5,700	965,890
CyberAgent, Inc.	48,700	871,855
Daikin Industries Ltd.	1,600	330,559
Fujitsu Ltd.	1,400	236,917
Iida Group Holdings Co. Ltd.	13,500	323,641
Marubeni Corp.	97,000	818,671
McDonald's Holdings Co. Japan Ltd.	17,200	774,514
Murata Manufacturing Co. Ltd.	3,500	288,410
Nippon Express Co. Ltd.	9,900	718,326
Pharma Foods International Co. Ltd.	14,900	393,467
Ryohin Keikaku Co. Ltd.	17,400	351,949
Yamada Holdings Co. Ltd.	68,300	321,251
		6,395,450
Netherlands—0.6%
Adyen N.V.*,2	380	1,032,049
Pharming Group NV*	60,262	68,626
Royal Dutch Shell PLC, Class A	61,500	1,246,936
Signify N.V.[2]	4,925	275,697
		2,623,308
Norway—0.3%
Equinor ASA	59,250	1,156,464
Singapore—0.1%
Singapore Exchange Ltd.	14,700	128,887
Venture Corp. Ltd.	21,800	306,016
		434,903
Spain—0.1%
Acerinox SA	50,696	676,854
Sweden—0.3%
Epiroc AB, Class A	54,644	1,275,898
Industrivarden AB, Class C	1,881	72,042
Telefonaktiebolaget LM Ericsson, Class B	20,212	232,141
		1,580,081
Switzerland—0.8%
Adecco Group AG, Registered Shares	15,472	927,107
Alcon, Inc.	23,280	1,694,784
Logitech International SA, Registered Shares	3,979	435,127
Schindler Holding AG	2,318	750,276
		3,807,294
	Number of shares	Value
Common stocks—(continued)
Taiwan—0.1%
MediaTek, Inc.	7,000	$227,785
Yageo Corp.	13,000	260,325
		488,110
United Kingdom—0.9%
Aveva Group PLC	2,431	132,731
BP PLC	280,290	1,126,733
DCC PLC	9,679	810,727
Johnson Matthey PLC	15,963	659,445
London Stock Exchange Group PLC	8,397	874,221
Royal Mail PLC*	35,048	245,630
Vodafone Group PLC	41,435	66,913
		3,916,400
United States—26.3%
Abbott Laboratories	3,668	443,755
AGNC Investment Corp.[1]	89,377	1,418,413
Allegion PLC	2,237	305,574
Allison Transmission Holdings, Inc.	12,384	494,245
Alphabet, Inc., Class A*,1	1,290	3,475,944
Alphabet, Inc., Class C*,1	539	1,457,682
Amazon.com, Inc.*,1	325	1,081,467
AMERCO[1]	605	355,716
American Campus Communities, Inc.[1]	21,900	1,101,789
American Express Co.[1]	12,260	2,090,698
American Homes 4 Rent, Class A1	53,790	2,259,180
Analog Devices, Inc.	8,971	1,501,925
Anterix, Inc.*	2,637	153,790
APA Corp.	47,070	882,562
Apple, Inc.[1]	6,775	988,201
Aptiv PLC*,1	1,600	266,960
Arch Capital Group Ltd.*	6,933	270,387
Arrow Electronics, Inc.*,1	11,118	1,318,261
Aspen Technology, Inc.*	879	128,563
AT&T, Inc.	15,730	441,226
Autodesk, Inc.*	433	139,049
Avaya Holdings Corp.*	8,932	216,333
Avid Bioservices, Inc.*,1	13,678	350,841
Baker Hughes Co.	14,723	312,717
Bausch Health Cos., Inc.*	15,988	467,649
Bed Bath & Beyond, Inc.*	29,996	856,086
Bentley Systems, Inc., Class B1	13,016	791,503
Berkshire Hathaway, Inc., Class B*,1	8,737	2,431,420
Blueprint Medicines Corp.*,1	4,959	435,747
Boise Cascade Co.[1]	10,114	517,331
Booz Allen Hamilton Holding Corp.	2,784	238,895
Boston Beer Co., Inc., Class A*,1	650	461,500
Boston Scientific Corp.*,1	24,255	1,106,028
Broadcom, Inc.	550	266,970
Bumble, Inc., Class A*	12,434	632,642
Bunge Ltd.[1]	18,220	1,414,419
Butterfly Network, Inc.*	9,700	104,178
C.H. Robinson Worldwide, Inc.[1]	12,946	1,154,395
Cambium Networks Corp.*,1	3,050	134,353
Capital One Financial Corp.[1]	4,440	717,948
Carnival Corp.*	20,943	453,416

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Carrier Global Corp.[1]	52,947	$2,925,322
Cerner Corp.[1]	20,512	1,648,960
Cirrus Logic, Inc.*	8,318	686,984
Colgate-Palmolive Co.[1]	19,136	1,521,312
ConocoPhillips	1,196	67,048
Constellation Brands, Inc., Class A1	2,986	669,879
Costco Wholesale Corp.[1]	3,094	1,329,554
Coty, Inc., Class A*	123,376	1,077,072
Crown Holdings, Inc.	2,864	285,713
Cummins, Inc.[1]	6,777	1,572,942
CyberArk Software Ltd.*	1,930	274,118
D.R. Horton, Inc.[1]	17,069	1,628,895
Danaher Corp.[1]	4,896	1,456,511
Darling Ingredients, Inc.*,1	7,115	491,433
Deere & Co.[1]	4,132	1,494,090
DISH Network Corp., Class A*	15,868	664,711
Domino's Pizza, Inc.[1]	1,562	820,815
Dow, Inc.[1]	19,226	1,195,088
Dropbox, Inc., Class A*	6,881	216,683
EchoStar Corp., Class A*	5,069	113,039
Edwards Lifesciences Corp.*,1	8,850	993,589
eHealth, Inc.*	6,424	334,112
Electronic Arts, Inc.	1,933	278,275
Eli Lilly & Co.	2,381	579,773
Erie Indemnity Co., Class A1	2,040	377,176
Ethan Allen Interiors, Inc.[1]	17,238	409,747
Everest Re Group Ltd.	1,084	274,068
Expeditors International of Washington, Inc.[1]	12,750	1,635,187
Flex Ltd.*	51,185	919,794
Fox Corp., Class A1	14,516	517,641
Fox Corp., Class B1	12,460	414,170
Full House Resorts, Inc.*	39,651	327,914
Gatos Silver, Inc.*	19,036	259,651
Generac Holdings, Inc.*,1	2,914	1,222,015
General Motors Co.*,1	5,720	325,125
GoDaddy, Inc., Class A*	12,966	1,087,199
Hasbro, Inc.	1,440	143,194
Heron Therapeutics, Inc.*	21,923	270,968
HP, Inc.[1]	35,344	1,020,381
Hubbell, Inc.	1,718	344,390
IHS Markit Ltd.	17,073	1,994,809
Ingles Markets, Inc., Class A1	3,134	187,288
International Paper Co.[1]	23,173	1,338,472
J.B. Hunt Transport Services, Inc.[1]	8,367	1,409,421
Janus Henderson Group PLC	6,651	278,278
Johnson Controls International PLC	3,946	281,823
Johnson Outdoors, Inc., Class A1	126	14,915
JPMorgan Chase & Co.	886	134,477
Keysight Technologies, Inc.*	1,747	287,469
Kimco Realty Corp.	48,706	1,038,899
Knight-Swift Transportation Holdings, Inc.[1]	20,670	1,027,092
Kohl's Corp.	2,106	106,985
Kroger Co.[1]	3,290	133,903
Lennar Corp., Class A1	11,067	1,163,695
Lowe's Cos., Inc.	688	132,571
Lumentum Holdings, Inc.*	3,202	268,936
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Magnite, Inc.*	7,720	$233,916
McDonald's Corp.[1]	4,740	1,150,445
Medifast, Inc.[1]	1,230	351,177
Medtronic PLC	5,455	716,296
Microsoft Corp.[1]	3,557	1,013,425
Mission Advancement Corp., Class A*	35,841	347,299
Molson Coors Beverage Co., Class B*	23,277	1,138,013
Monster Beverage Corp.*,1	354	33,389
Motorola Solutions, Inc.	1,164	260,643
Mudrick Capital Acquisition Corp. II, Class A*	19,777	212,801
News Corp., Class A1	74,076	1,824,492
Nike, Inc., Class B1	10,875	1,821,671
NVR, Inc.*,1	4	20,890
O'Reilly Automotive, Inc.*,1	900	543,456
Old Dominion Freight Line, Inc.[1]	6,065	1,632,395
Opendoor Technologies, Inc.*	42,674	632,429
Option Care Health, Inc.*	6,714	139,114
Organogenesis Holdings, Inc.*,1	13,556	207,949
Otis Worldwide Corp.	3,788	339,215
PACCAR, Inc.	4,053	336,358
Park Hotels & Resorts, Inc.*	30,315	560,827
PayPal Holdings, Inc.*	833	229,516
PennyMac Financial Services, Inc.	7,500	471,675
Pfizer, Inc.	17,832	763,388
PTC, Inc.*	4,648	629,572
Qorvo, Inc.*	1,388	263,151
QUALCOMM, Inc.	7,863	1,177,877
RealReal, Inc.*	8,711	143,819
Red Rock Resorts, Inc., Class A*	10,101	397,979
Roper Technologies, Inc.	895	439,749
Royal Caribbean Cruises Ltd.*	30,308	2,329,776
Salesforce.com, Inc.*	1,421	343,783
Schlumberger N.V.	9,475	273,164
Schneider Electric SE	1,929	323,333
Sherwin-Williams Co.	531	154,537
Skyworks Solutions, Inc.	1,423	262,558
Snap, Inc., Class A*	11,821	879,719
Southwest Airlines Co.*	14,738	744,564
Splunk, Inc.*	1,918	272,318
SS&C Technologies Holdings, Inc.	15,149	1,187,530
Stryker Corp.[1]	3,340	904,940
Sturm Ruger & Co., Inc.[1]	1,604	119,273
T-Mobile U.S., Inc.*	3,167	456,111
Take-Two Interactive Software, Inc.*	6,521	1,130,872
Tapestry, Inc.*	18,565	785,299
Target Corp.[1]	4,768	1,244,686
Thermo Fisher Scientific, Inc.[1]	1,983	1,070,840
Trane Technologies PLC	1,737	353,671
Trimble, Inc.*	2,321	198,446
Ulta Beauty, Inc.*	2,633	884,161
UniFirst Corp.	1,053	229,312
Universal Logistics Holdings, Inc.[1]	14,590	336,299
Verra Mobility Corp.*	8,131	124,486
Vertex Pharmaceuticals, Inc.*,1	2,757	555,756
ViacomCBS, Inc., Class B	21,616	884,743
Viatris, Inc.	81,356	1,144,679

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
Viracta Therapeutics, Inc.*		11,001	$115,731
Visa, Inc., Class A1		8,920	2,197,799
Vonage Holdings Corp.*		47,336	675,011
Vontier Corp.		15,308	495,214
Vulcan Materials Co.[1]		2,200	395,978
Walt Disney Co.*		1,448	254,877
Waste Connections, Inc.		1,602	202,957
Wells Fargo & Co.		23,439	1,076,788
Weyerhaeuser Co.[1]		39,606	1,335,910
Williams-Sonoma, Inc.		5,786	877,736
Wynn Resorts Ltd.*		4,458	438,355
Zions Bancorp N.A.		8,522	444,422
Zogenix, Inc.*		7,762	125,822
Zoom Video Communications, Inc., Class A*,1		857	324,032
			119,501,743
Total common stocks (cost—$193,597,533)			204,459,883
Preferred stocks—0.0%†
Germany—0.0%†
Draegerwerk AG & Co. KGaA (cost—$71,133)		779	71,617
Investment companies—6.4%
AlphaSimplex Managed Futures Strategy Fund, Class Y		608,589	6,749,251
Carillon Reams Unconstrained Bond Fund, Class I		1,465,659	18,950,973
Invesco DB Gold Fund*		66,972	3,495,021
Total investment companies (cost—$26,975,481)			29,195,245
	Number of warrants
Warrants—0.0%†
Canada—0.0%†
Medexus Pharmaceuticals, Inc. expires 02/23/23*		12,500	12,524
United States—0.0%†
Mission Advancement Corp., Class A expires 12/31/28*		11,947	10,633
Total warrants (cost—$8,302)			23,157
	Face amount
Corporate bonds—12.3%
Canada—0.4%
Chorus Aviation, Inc. 6.000%, due 06/30/26[1,2]	CAD	2,188,000	1,837,071
	Face amount	Value
Corporate bonds—(concluded)
Hong Kong—0.1%
Seaspan Corp. 3.750%, due 12/15/25[2]	$125,000	$146,330
United States—11.8%
Bloomin' Brands, Inc. 5.000%, due 05/01/25	1,500,000	3,389,700
Carnival Corp. 5.750%, due 04/01/23	3,540,000	8,089,679
Cinemark Holdings, Inc. 4.500%, due 08/15/25[2]	2,140,000	2,962,017
Guess?, Inc. 2.000%, due 04/15/24	1,000,000	1,135,620
J2 Global, Inc. 1.750%, due 11/01/26[2]	1,500,000	1,938,165
Liberty Media Corp. 1.375%, due 10/15/23	3,367,000	4,474,238
Match Group Financeco, Inc. 0.875%, due 10/01/22[2]	3,375,000	12,260,734
NCL Corp. Ltd. 6.000%, due 05/15/24	2,730,000	5,360,519
Pandora Media LLC 1.750%, due 12/01/23	828,000	966,052
United States Steel Corp. 5.000%, due 11/01/26	3,000,000	6,741,360
Wayfair, Inc. 1.000%, due 08/15/26	2,450,000	4,278,925
World Wrestling Entertainment, Inc. 3.375%, due 12/15/23	978,000	1,996,156
		53,593,165
Total corporate bonds (cost—$41,824,084)		55,576,566
	Number of shares
Short-term investments—28.7%
Investment companies—28.7%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$130,107,816)	130,107,816	130,107,816
	Face amount
Short-term U.S. Treasury obligations—6.8%
U.S. Cash Management Bill 0.001%, due 09/16/21[1,4]	$5,500,000	5,499,708
U.S. Treasury Bills 0.010%, due 08/12/21[4]	5,500,000	5,499,946
0.043%, due 11/18/21[1,4]	20,000,000	19,996,985
Total short-term U.S. Treasury obligations (cost—$30,997,403)		30,996,639

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—0.5%
Call options—0.4%
Call Euro STOXX 50, strike @ $4,250 expires 08/20/21 (Counterparty: JPMCB)	5	20,825,000	$19,763
Call Euro STOXX 50, strike @ $4,250 expires 10/15/21 (Counterparty: JPMCB)	3	14,152,500	156,823
Call Euro STOXX 50, strike @ $4,050 expires 08/20/21 (Counterparty: JPMCB)	3	12,393,000	348,473
Call FTSE 100 Index, strike @ $7,100 expires 09/17/21 (Counterparty: JPMCB)	1	7,100,000	103,555
Call NIKKEI 225 Index, strike @ $28,750 expires 09/10/21 (Counterparty: JPMCB)	0	1,207,500,000	95,711
Call FTSE 100 Index, strike @ $7,200 expires 08/20/21 (Counterparty: JPMCB)	1	9,072,000	17,514
Call S&P 500 Index, strike @ $4,350 expires 08/20/21 (Counterparty: JPMCB)	1	35,235,000	692,550
Call S&P 500 Index, strike @ $4,525 expires 09/17/21 (Counterparty: JPMCB)	0	18,100,000	98,000
Call S&P 500 Index, strike @ $4,450 expires 09/17/21 (Counterparty: JPMCB)	0	18,690,000	227,136
Call Euro STOXX 50, strike @ $4,150 expires 09/17/21 (Counterparty: JPMCB)	2	7,843,500	144,386
Call Royal Caribbean Cruises Ltd., strike @ $110 expires 9/17/21 (Counterparty: MSCI)	1	550,000	1,900
Total			1,905,811
Put options—0.1%
Put Wayfair, Inc., strike @ $160 expires 08/20/21 (Counterparty: MSCI)	0	320,000	100
Put Euro STOXX 50, strike @ $3,300 expires 08/20/21 (Counterparty: JPMCB)	1	3,234,000	4,650
Put United States Steel Corp., strike @ $5, expires 01/21/22 (Counterparty: MSCI)	11	525,000	2,100
Put Euro STOXX 50, strike @ $3,300 expires 09/17/21 (Counterparty: JPMCB)	1	2,508,000	9,917
Put United States Steel Corp., strike @ $3, expires 01/21/22 (Counterparty: MSCI)	3	79,500	265
Put S&P 500 Index, strike @ $3,400 expires 08/20/21 (Counterparty: JPMCB)	0	4,080,000	1,440
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put S&P 500 Index, strike @ $3,400 expires 09/17/21 (Counterparty: JPMCB)	0	5,780,000	$9,180
Put S&P 500 Index, strike @ $4,200 expires 09/17/21 (Counterparty: JPMCB)	0	9,240,000	102,740
Put S&P 500 Index, strike @ $4,050 expires 08/20/21 (Counterparty: JPMCB)	0	6,885,000	14,127
Put FTSE 100 Index, strike @ $6,800 expires 09/17/21 (Counterparty: JPMCB)	0	1,632,000	33,360
Put Euro STOXX 50, strike @ $3,950 expires 08/20/21 (Counterparty: JPMCB)	1	2,844,000	23,232
Put Carnival Corp., strike @ $7.50 expires 01/21/22 (Counterparty: MSCI)	1	56,250	1,875
Total			202,986
Total equity and foreign exchange options purchased (cost—$2,187,323)			2,108,797
Total investments before investments sold short (cost—$425,769,075)—99.7%			452,539,720

	Number of shares
Investments sold short—(31.0)%
Common stocks—(24.4)%
Australia—(0.2)%
Afterpay Ltd.	(7,975)	(565,698)
Bellevue Gold Ltd.	(370,669)	(270,656)
		(836,354)
Burkina Faso—(0.1)%
IAMGOLD Corp.	(164,910)	(450,740)
Canada—(5.9)%
Ag Growth International, Inc.	(17,840)	(462,587)
Air Canada	(9,700)	(194,218)
Altus Group Ltd.	(7,750)	(364,764)
Atco Ltd., Class I	(11,020)	(398,190)
Atlas Corp.	(4,800)	(62,736)
B2Gold Corp.	(73,630)	(308,661)
Ballard Power Systems, Inc.	(45,500)	(736,694)
BCE, Inc.	(38,950)	(1,944,066)
Birchcliff Energy Ltd.	(125,860)	(475,153)
Calian Group Ltd.	(9,980)	(488,601)
Cameco Corp.	(11,800)	(209,877)
Canadian Tire Corp. Ltd., Class A	(6,230)	(958,469)
Canadian Utilities Ltd., Class A	(11,010)	(322,552)
Canfor Corp.	(40,010)	(772,556)
Canopy Growth Corp.	(29,800)	(564,423)
Capital Power Corp.	(18,830)	(638,433)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Choice Properties Real Estate Investment Trust	(97,000)	$(1,142,914)
CI Financial Corp.	(22,530)	(410,835)
Cronos Group, Inc.	(14,400)	(106,303)
Dorel Industries, Inc., Class B	(27,480)	(312,113)
Emera, Inc.	(22,330)	(1,041,506)
Enghouse Systems Ltd.	(6,700)	(302,402)
Extendicare, Inc.	(48,210)	(319,957)
Fortis, Inc.	(22,750)	(1,031,737)
Hydro One Ltd.[2]	(33,360)	(823,572)
IGM Financial, Inc.	(13,510)	(476,792)
Imperial Oil Ltd.	(15,590)	(427,113)
International Petroleum Corp.	(1)	(5)
Ivanhoe Mines Ltd., Class A	(27,100)	(201,143)
Keyera Corp.	(32,400)	(867,393)
Loblaw Cos., Ltd.	(9,490)	(641,997)
Manulife Financial Corp.	(40,140)	(776,031)
Maple Leaf Foods, Inc.	(15,340)	(303,824)
Metro, Inc.	(11,050)	(573,048)
NexGen Energy Ltd.	(13,100)	(55,336)
NFI Group, Inc.	(17,910)	(388,892)
North West Co., Inc.	(8,770)	(255,592)
Novagold Resources, Inc.	(21,340)	(167,285)
Pembina Pipeline Corp.	(21,900)	(723,915)
Peyto Exploration & Development Corp.	(40,080)	(232,269)
PrairieSky Royalty Ltd.	(66,180)	(741,581)
Ritchie Bros Auctioneers, Inc.	(20,320)	(1,213,076)
SmartCentres Real Estate Investment Trust	(19,720)	(476,719)
TELUS Corp.	(60,610)	(1,346,187)
TMX Group Ltd.	(5,650)	(620,477)
Toronto-Dominion Bank	(10,960)	(728,705)
Tourmaline Oil Corp.	(11,150)	(304,400)
Vermilion Energy, Inc.	(44,530)	(320,162)
Whitecap Resources, Inc.	(133,980)	(613,198)
Yamana Gold, Inc.	(48,380)	(216,772)
		(27,065,231)
Colombia—(0.1)%
Ecopetrol SA, ADR	(22,000)	(297,220)
France—(0.1)%
Klepierre SA	(1,274)	(30,905)
Safran SA	(3,480)	(455,335)
		(486,240)
Germany—(0.1)%
MTU Aero Engines AG	(1,821)	(456,010)
Japan—(0.3)%
Keisei Electric Railway Co. Ltd.	(900)	(26,621)
Nippon Paint Holdings Co. Ltd.	(32,400)	(411,110)
Z Holdings Corp.	(156,000)	(777,120)
		(1,214,851)
Netherlands—(0.1)%
Argenx SE	(1,931)	(589,384)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Saudi Arabia—(0.2)%
Delivery Hero SE2	(6,031)	$(902,869)
United Kingdom—(0.1)%
ITM Power PLC	(78,142)	(445,549)
Ocado Group PLC	(10,391)	(267,927)
		(713,476)
United States—(17.2)%
3M Co.	(2,150)	(425,571)
Air Lease Corp.	(7,320)	(310,075)
Allovir, Inc.	(10,445)	(199,917)
Apple, Inc.	(1,530)	(223,166)
Applied Therapeutics, Inc.	(11,310)	(194,645)
Axsome Therapeutics, Inc.	(4,361)	(211,901)
Bloomin' Brands, Inc.	(116,000)	(2,915,080)
Boeing Co.	(1,045)	(236,672)
Boise Cascade Co.	(19,970)	(1,021,465)
Brinker International, Inc.	(3,937)	(213,937)
BRP, Inc.	(3,060)	(256,382)
Carnival Corp.	(372,565)	(8,066,032)
Carvana Co.	(3,647)	(1,231,081)
Caterpillar, Inc.	(2,200)	(454,850)
Ceridian HCM Holding, Inc.	(10,930)	(1,075,512)
Cheesecake Factory, Inc.	(15,590)	(705,603)
Cinemark Holdings, Inc.	(127,156)	(1,974,733)
Coinbase Global, Inc., Class A	(1,980)	(468,428)
Container Store Group, Inc.	(19,430)	(204,404)
Cortexyme, Inc.	(441)	(24,921)
Delta Air Lines, Inc.	(16,587)	(661,821)
Deluxe Corp.	(14,700)	(645,330)
Diamondback Energy, Inc.	(4,334)	(334,281)
DraftKings, Inc., Class A	(14,483)	(702,425)
Epizyme, Inc.	(16,991)	(112,650)
Estee Lauder Cos., Inc., Class A	(664)	(221,663)
Exact Sciences Corp.	(6,488)	(699,666)
Exxon Mobil Corp.	(11,551)	(664,991)
Fastenal Co.	(4,048)	(221,709)
General Mills, Inc.	(7,410)	(436,153)
Gevo, Inc.	(44,274)	(269,629)
Guess?, Inc.	(23,300)	(520,056)
Home Depot, Inc.	(2,310)	(758,119)
Hudson Pacific Properties, Inc.	(8,000)	(218,080)
Hyatt Hotels Corp., Class A	(2,893)	(231,064)
Iron Mountain, Inc.	(18,820)	(823,563)
J.M. Smucker Co.	(5,130)	(672,594)
j2 Global, Inc.	(7,680)	(1,084,954)
Janus Henderson Group PLC	(8,730)	(365,263)
JPMorgan Chase & Co.	(4,379)	(664,645)
Kroger Co.	(10,660)	(433,862)
Lemonade, Inc.	(3,588)	(312,371)
Liberty Media Corp-Liberty Braves, Class A	(6,240)	(165,610)
Liberty Media Corp-Liberty SiriusXM, Class A	(58,180)	(2,716,424)
Liberty Media Corp.-Liberty Formula One, Class A	(14,280)	(592,049)
Live Nation Entertainment, Inc.	(6,105)	(481,623)
Lowe's Cos., Inc.	(3,431)	(661,119)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Match Group, Inc.	(76,700)	$(12,216,009)
Mersana Therapeutics, Inc.	(21,104)	(232,144)
MGM Resorts International	(8,835)	(331,578)
MongoDB, Inc.	(375)	(134,595)
Newmont Corp.	(7,920)	(496,492)
Nikola Corp.	(18,782)	(222,942)
Nordstrom, Inc.	(8,100)	(268,110)
Northern Oil and Gas, Inc.	(17,408)	(300,636)
Norwegian Cruise Line Holdings Ltd.	(202,435)	(4,864,513)
Oak Street Health, Inc.	(1,745)	(110,005)
Pacira BioSciences, Inc.	(3,688)	(217,408)
Peloton Interactive, Inc., Class A	(5,514)	(650,928)
Planet Fitness, Inc., Class A	(9,470)	(712,428)
Plug Power, Inc.	(23,226)	(633,605)
Provention Bio, Inc.	(22,961)	(139,373)
RAPT Therapeutics, Inc.	(6,795)	(208,403)
Raymond James Financial, Inc.	(1,708)	(221,152)
RealReal, Inc.	(21,625)	(357,029)
Royal Caribbean Cruises Ltd.	(8,297)	(637,790)
SEI Investments Co.	(23,630)	(1,436,704)
Sirius XM Holdings, Inc.	(63,200)	(408,904)
Sunrun, Inc.	(15,080)	(798,788)
T Rowe Price Group, Inc.	(1,085)	(221,514)
TCR2 Therapeutics, Inc.	(15,846)	(197,124)
Tesla, Inc.	(1,523)	(1,046,606)
Tupperware Brands Corp.	(11,150)	(232,923)
United States Steel Corp.	(208,470)	(5,520,286)
Viatris, Inc.	(84,138)	(1,183,822)
Viking Therapeutics, Inc.	(25,582)	(157,329)
Virgin Galactic Holdings, Inc.	(5,458)	(163,685)
Waste Management, Inc.	(2,630)	(389,924)
Wayfair, Inc., Class A	(16,190)	(3,907,618)
Weyerhaeuser Co.	(6,630)	(223,630)
Williams-Sonoma, Inc.	(3,551)	(538,687)
Wingstop, Inc.	(1,421)	(243,432)
Workhorse Group, Inc.	(18,924)	(218,383)
World Wrestling Entertainment, Inc., Class A	(34,750)	(1,715,955)
Wynn Resorts Ltd.	(2,670)	(262,541)
		(77,909,084)
Total common stocks (proceeds—$(97,397,122))		(110,921,459)
	Face amount	Value
Corporate bonds—(1.1)%
Liberia—(0.7)%
Royal Caribbean Cruises Ltd. 4.250%, due 06/15/23	$(2,500,000)	$(3,208,783)
		(3,208,783)
United States—(0.4)%
United States Steel Corp. 6.250%, due 03/15/26	(1,500,000)	(1,545,000)
		(1,545,000)
Total corporate bonds (proceeds—$(4,088,974))		(4,753,783)
	Number of shares
Investment companies—(5.5)%
Industrial Select Sector SPDR Fund	(4,600)	(475,456)
Invesco QQQ Trust, Series 1	(2,080)	(758,305)
iShares Core S&P Small-Cap ETF	(26,680)	(2,941,737)
iShares Core S&P/TSX Capped Composite Index ETF	(178,310)	(4,619,252)
iShares MSCI USA Momentum Factor ETF	(6,630)	(1,160,449)
iShares Russell 2000 ETF	(9,954)	(2,200,332)
iShares S&P/TSX 60 Index ETF	(160,287)	(3,955,784)
SPDR Bloomberg Barclays High Yield Bond ETF	(22,000)	(2,414,940)
SPDR S&P 500 ETF Trust	(15,062)	(6,604,838)
Total investment companies (proceeds—$(22,510,549))		(25,131,093)
Total investments sold short (proceeds—$123,996,645)		(140,806,335)
Other assets in excess of liabilities—31.3%		142,205,424
Net assets—100.0%		$453,938,809

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Equity options written—(0.3)%

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	33,616,000	796	Call Euro STOXX 50, strike @ 4,100.00	JPMCB	08/20/21	$218,729	$(199,724)	$19,005
EUR	8,032,500	189	Call Euro STOXX 50, strike @ 4,250.00	JPMCB	09/17/21	56,055	(48,652)	7,403
EUR	14,319,000	333	Call Euro STOXX 50, strike @ 4,300.00	JPMCB	10/15/21	116,247	(99,545)	16,702
GBP	9,198,000	126	Call FTSE 100 Index, strike @ 7,300.00	JPMCB	08/20/21	104,675	(3,503)	101,172
GBP	7,200,000	100	Call FTSE 100 Index, strike @ 7,200.00	JPMCB	09/17/21	65,849	(54,905)	10,944

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

Equity options written—(concluded)

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
JPY	1,228,500,000	42	Call NIKKEI 225 Index, strike @ 29,250.00	JPMCB	09/10/21	$55,106	$(57,426)	$(2,320)
USD	35,640,000	81	Call S&P 500 Index, strike @ 4,400.00	JPMCB	08/20/21	128,411	(400,707)	(272,296)
USD	37,200,000	82	Call S&P 500 Index, strike @ 4,500.00	JPMCB	09/17/21	222,463	(188,653)	33,810
Total						$967,535	$(1,053,115)	$(85,580)
			Put options
EUR	4,612,500	123	Put Euro STOXX 50, strike @ 3,750.00	JPMCB	08/20/21	$38,884	$(15,466)	$23,418
EUR	2,551,500	63	Put Euro STOXX 50, strike @ 4,050.00	JPMCB	09/17/21	65,285	(61,805)	3,480
EUR	1,517,000	37	Put Euro STOXX 50, strike @ 4,100.00	JPMCB	10/15/21	50,662	(58,287)	(7,625)
GBP	1,269,000	18	Put FTSE 100 Index, strike @ 7,050.00	JPMCB	08/20/21	40,617	(29,398)	11,219
GBP	3,209,500	49	Put FTSE 100 Index, strike @ 6,550.00	JPMCB	09/17/21	38,746	(37,801)	945
JPY	194,250,000	7	Put NIKKEI 225 Index, strike @ 27,750.00	JPMCB	09/10/21	77,476	(77,207)	269
USD	6,460,000	17	Put S&P 500 Index, strike @ 3,800.00	JPMCB	08/20/21	46,756	(5,135)	41,621
USD	13,220,000	32	Put S&P 500 Index, strike @ 4,400.00	JPMCB	09/17/21	158,464	(139,516)	18,948
Total						$516,890	$(424,615)	$92,275
Total equity options written (proceeds—$(1,484,425))						$1,484,425	$(1,477,730)	$6,695

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
15	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2021	$935,403	$958,267	$22,864
8	USD	S&P 500 E-Mini Index Futures	September 2021	1,704,867	1,755,800	50,933
46	USD	S&P 500 E-Mini Industrial Sector Futures	September 2021	4,717,930	4,778,020	60,090
U.S. Treasury futures buy contracts:
88	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2021	$12,732,686	$13,222,000	$489,314
Total				$20,090,886	$20,714,087	$623,201
Index futures sell contracts:
124	EUR	EURO STOXX 50 Index Futures	September 2021	$(6,081,443)	$(6,013,241)	$68,202
63	USD	MSCI World Index Futures	September 2021	(5,698,895)	(5,814,270)	(115,375)
Interest rate futures sell contracts:
63	EUR	German Euro Bund Futures	September 2021	$(12,892,145)	$(13,195,732)	$(303,587)
Total				$(24,672,483)	$(25,023,243)	$(350,760)
Net unrealized appreciation (depreciation)						$272,441

Centrally cleared credit default swap agreements on corporate issues—sell protection5

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)[6]	Value	Unrealized appreciation (depreciation)
CDX North America High Yield Series 36 Index	USD	5,525	06/20/26	Quarterly	5.000%	$(515,161)	$536,999	$21,838
iTraxx Europe Crossover Series 35 Index	EUR	4,522	06/20/26	Quarterly	5.000	(580,675)	676,106	95,431
Total						$(1,095,836)	$1,213,105	$117,269

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
USD	488	07/28/50	Annual	1.807%	12 Month US CPI	$114,249	$114,249
USD	488	07/28/50	Annual	1.828	12 Month US CPI	111,140	111,140
USD	487	07/29/50	Annual	1.810	12 Month US CPI	113,629	113,629
USD	94	01/14/51	Maturity	2.318	12 Month US CPI	5,232	5,232
USD	102	02/18/51	Maturity	2.382	12 Month US CPI	3,042	3,042
USD	75	02/24/51	Maturity	2.300	12 Month US CPI	4,580	4,580
USD	45	04/08/51	Maturity	2.390	12 Month US CPI	1,140	1,140
PLN	6,005	06/16/26	Semi-Annual	1.433	6 month WIBOR	(6,255)	(6,255)
PLN	6,000	06/16/26	Semi-Annual	1.515	6 month WIBOR	(12,513)	(12,513)
PLN	6,000	06/16/26	Semi-Annual	1.515	6 month WIBOR	(12,513)	(12,513)
PLN	6,100	06/16/26	Semi-Annual	1.503	6 month WIBOR	(11,757)	(11,757)
PLN	6,100	06/16/26	Semi-Annual	1.515	6 month WIBOR	(12,722)	(12,722)
PLN	6,000	06/16/26	Semi-Annual	1.510	6 month WIBOR	(12,134)	(12,134)
USD	413	05/14/51	Maturity	2.500	12 Month US CPI	(8,679)	(8,679)
USD	413	05/17/51	Maturity	2.500	12 Month US CPI	(8,856)	(8,856)
USD	253	05/17/51	Maturity	2.500	12 Month US CPI	(5,421)	(5,421)
PLN	8,800	06/16/26	Semi-Annual	1.528	6 month WIBOR	(19,745)	(19,745)
PLN	7,154	06/16/26	Semi-Annual	1.510	6 month WIBOR	(14,467)	(14,467)
USD	413	05/21/51	Maturity	2.490	12 Month US CPI	(7,334)	(7,334)
PLN	5,051	06/16/26	Semi-Annual	1.501	6 month WIBOR	(9,626)	(9,626)
PLN	7,228	06/16/26	Semi-Annual	1.505	6 month WIBOR	(14,160)	(14,160)
PLN	7,228	06/16/26	Semi-Annual	1.510	6 month WIBOR	(14,617)	(14,617)
USD	482	06/23/51	Maturity	2.375	12 Month US CPI	10,140	10,140
USD	482	06/23/51	Maturity	2.372	12 Month US CPI	10,792	10,792
USD	482	06/23/51	Maturity	2.392	12 Month US CPI	7,054	7,054
USD	1,015	06/24/51	Quarterly	1.779	3 Month USD LIBOR	(33,873)	(33,873)
USD	508	06/24/51	Quarterly	1.782	3 Month USD LIBOR	(17,253)	(17,253)
USD	1,015	06/25/51	Quarterly	1.772	3 Month USD LIBOR	(31,876)	(31,876)
USD	1,015	06/25/51	Quarterly	1.772	3 Month USD LIBOR	(31,876)	(31,876)
USD	508	06/25/51	Quarterly	1.791	3 Month USD LIBOR	(18,403)	(18,403)
USD	508	06/25/51	Quarterly	1.793	3 Month USD LIBOR	(18,592)	(18,592)
USD	508	06/25/51	Quarterly	1.784	3 Month USD LIBOR	(17,455)	(17,455)
PLN	7,860	09/15/26	Semi-Annual	1.543	6 month WIBOR	(10,009)	(10,009)
USD	4,599	07/30/51	Quarterly	1.650	3 Month USD LIBOR	1,873	1,873
CNY	172,760	06/16/26	Quarterly	2.860	3 Month GBP LIBOR	443,733	443,733
	Total					$476,468	$476,468

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	3	07/06/22	At maturity	Barclays EB03 Desk Strategy	12 Month USD LIBOR	$—	$(8,231)	$(8,231)
BNP	JPY	9,911	11/29/21	Monthly	LIXIL Group Corp. Common Stock	1 Month USD LIBOR	95	(1,835)	(1,740)
BOA	USD	103	11/29/21	Monthly	Parker-Hannifin Corp. Common Stock	1 Month USD LIBOR	—	(953)	(953)
BOA	USD	91	11/29/21	Monthly	Illinois Tool Works, Inc. Common Stock	1 Month USD LIBOR	—	422	422
BOA	USD	87	11/29/21	Monthly	Fortive Corp. Common Stock	1 Month USD LIBOR	—	(4,941)	(4,941)
BOA	USD	94	11/29/21	Monthly	Monolithic Power Systems, Inc. Common Stock	1 Month USD LIBOR	—	(9,745)	(9,745)
JPMCB	USD	93	12/01/21	Monthly	CAE, Inc. Common Stock	1 Month USD LIBOR minus 25 bps	—	663	663
JPMCB	USD	103	12/01/21	Monthly	Vicor Corp. Common Stock	1 Month USD LIBOR minus 25 bps	—	(7,294)	(7,294)
BOA	USD	4	05/11/22	Monthly	BOFA BAETSRN1 Strategy	12 Month USD LIBOR	—	(13,369)	(13,369)
BOA	USD	90	11/29/21	Monthly	Monolithic Power Syntems, Inc. Common Stock	1 Month USD LIBOR minus 4 bps	—	(9,332)	(9,332)
BOA	USD	74	11/29/21	Monthly	Parker-Hannifin Corp. Common Stock	1 Month USD LIBOR	—	(672)	(672)
BOA	USD	76	11/29/21	Monthly	Illinois Tool Works Inc. Common Stock	1 Month USD LIBOR	—	354	354
BOA	USD	73	11/29/21	Monthly	Fortive Corp. Common Stock	1 Month USD LIBOR	—	(4,116)	(4,116)
BOA	SEK	984	11/29/21	Monthly	NIBE Industrier AB Common Stock	1 Month SIBOR minus 35 bps	(1)	(3,488)	(3,489)
BOA	SEK	573	11/29/21	Monthly	NIBE Industrier AB Common Stock	1 Month SIBOR minus 35 bps	2	(2,027)	(2,025)
BOA	GBP	55	11/29/21	Monthly	Spirax-Sarco Engineering PLC Common Stock	1 Month USD LIBOR minus 35 bps	10	(1,572)	(1,562)
BOA	EUR	65	11/29/21	Monthly	MTU Aero Engines AG Common Stock	1 Month EURIBOR minus 35 bps	7	(847)	(840)
BOA	CHF	74	11/29/21	Monthly	Geberit AG Common Stock	1 Month USD LIBOR minus 35 bps	—	(1,448)	(1,448)
BOA	CHF	76	11/29/21	Monthly	Ems-Chemie Holding AG Common Stock	1 Month USD LIBOR minus 35 bps	5	(2,803)	(2,798)
BOA	EUR	62	11/29/21	Monthly	Warehouse De Pauw SCA Common Stock	1 Month EURIBOR minus 35 bps	(9)	(1,450)	(1,459)
BOA	CHF	93	11/29/21	Monthly	Belimo Holding AG Common Stock	1 Month USD LIBOR minus 35 bps	6	(2,471)	(2,465)
BOA	EUR	2	11/29/21	Monthly	Warehouse De Pauw SCA Common Stock	1 Month EURIBOR minus 15 bps	—	(39)	(39)
BOA	CHF	73	11/29/21	Monthly	Belimo Holding AG Common Stock	1 Month USD LIBOR minus 35 bps	6	(1,946)	(1,940)
BNP	JPY	7,621	11/29/21	Monthly	Lixil Group Corp. Common Stock	1 Month USD LIBOR minus 44 bps	—	(98)	(98)
BOA	EUR	84	11/29/21	Monthly	Warehouse De Pauw SCA Common Stock	1 month EURIBOR minus 15 bps	—	(1,972)	(1,972)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

OTC Total return swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	GBP	74	11/29/21	Monthly	Spirax-Sarco Engineerings PLC Common Stock	1 Month USD LIBOR minus 35 bps	$—	$(2,085)	$(2,085)
BOA	EUR	66	11/29/21	Monthly	Ferrari NV Common Stock	1 month EURIBOR minus 20 bps	(55)	(2,543)	(2,598)
BOA	CHF	85	11/29/21	Monthly	EMS- Chemie Holding AG-REG Common Stock	1 Month USD LIBOR minus 35 bps	—	(3,161)	(3,161)
BOA	CHF	87	11/29/21	Monthly	Gebereit AG-REG Common Stock	1 Month USD LIBOR minus 5 bps	23	(1,360)	(1,337)
BOA	EUR	64	11/29/21	Monthly	MTU Aero Engines AG Common Stock	1 month EURIBOR minus 35 bps	53	(987)	(934)
BOA	EUR	77	11/29/21	Monthly	Ferrari N.V. Common Stock	1 Month EURIBOR minus 35 bps	(11)	(2,975)	(2,986)
JPMCB	USD	—	10/20/21	Monthly	First Citizens BancShares, Inc.	-0.220%	—	(67,092)	(67,092)
JPMCB	USD	3	10/20/21	Monthly	0.400%	CIT Group, Inc.	—	65,446	65,446
JPMCB	USD	41	10/25/21	Monthly	0.400	PNM Resources, Inc.	—	(58,516)	(58,516)
JPMCB	USD	27	10/29/21	Monthly	Advanced Micro Devices, Inc.	-0.220	—	(542,525)	(542,525)
JPMCB	USD	17	10/29/21	Monthly	0.400	Xilinx, Inc.	—	364,459	364,459
JPMCB	USD	68	12/01/21	Monthly	CAE, Inc. Common Stock	1 Month USD LIBOR	—	484	484
JPMCB	USD	91	12/01/21	Monthly	VICOR Corp. Common Stock	1 Month USD LIBOR	—	(6,403)	(6,403)
JPMCB	USD	39	12/23/21	Monthly	0.400	Aerojet Rocketdyne Holdings, Inc.	—	(207,852)	(207,852)
JPMCB	USD	17	01/06/22	Monthly	0.400	Magellan Health, Inc.	—	5,878	5,878
JPMCB	USD	84	01/10/22	Monthly	0.400	Change Healthcare, Inc.	—	(187,388)	(187,388)
JPMCB	USD	9	01/21/22	Monthly	0.400	Coherent, Inc.	—	(150,824)	(150,824)
JPMCB	EUR	27	02/10/22	Monthly	-0.256	Dialog Semiconductor PLC	—	(13,430)	(13,430)
JPMCB	CAD	16	02/22/22	Monthly	0.714	Cineplex, Inc.	—	9,846	9,846
JPMCB	EUR	12	02/22/22	Monthly	-0.256	Siltronic AG	—	(56,077)	(56,077)
JPMCB	USD	11	02/24/22	Monthly	M&T Bank Corp.	-0.220	—	223,644	223,644
JPMCB	USD	91	02/24/22	Monthly	0.400	People's United Financial, Inc.	—	(222,325)	(222,325)
JPMCB	USD	37	03/10/22	Monthly	Apollo Global Management, Inc.	-0.220	—	(416,140)	(416,140)
JPMCB	USD	36	03/10/22	Monthly	0.400	Athene Holding Ltd.	—	79,307	79,307
JPMCB	USD	1	03/11/22	Monthly	0.400	Willis Towers Watson PLC	—	(21,234)	(21,234)
JPMCB	CAD	71	03/17/22	Monthly	0.814	Shaw Communications, Inc.	—	152,139	152,139
JPMCB	USD	8	03/24/22	Monthly	0.400	Kansas City Southern	—	137,797	137,797
JPMCB	USD	7	03/29/22	Monthly	II-VI, Inc.	-0.220	—	(19,807)	(19,807)
JPMCB	EUR	125	03/31/22	Monthly	-0.256	Euskaltel SA	—	(19,673)	(19,673)
JPMCB	USD	4	04/01/22	Monthly	Aon PLC	-0.220	—	(64,266)	(64,266)
JPMCB	USD	39	04/14/22	Monthly	0.400	Nuance Communications, Inc.	—	73,893	73,893
JPMCB	USD	76	04/19/22	Monthly	Kimco Realty Corp.	-0.220	—	(98,753)	(98,753)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

OTC Total return swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	47	04/19/22	Monthly	0.400%	PPD, Inc.	$—	$4,149	$4,149
JPMCB	USD	56	04/19/22	Monthly	0.400	Weingarten Realty Investors	—	74,545	74,545
JPMCB	GBP	21	04/20/22	Monthly	0.351	Gamesys Group PLC	—	(24,394)	(24,394)
JPMCB	USD	—	04/20/22	Monthly	Bally's Corp.	-0.220%	—	1,590	1,590
JPMCB	USD	2	04/25/22	Monthly	Middleby Corp.	-0.220	—	(37,500)	(37,500)
JPMCB	USD	86	04/25/22	Monthly	0.397	Welbilt, Inc.	—	136,066	136,066
JPMCB	USD	—	04/28/22	Monthly	0.400	Flagstar Bancorp, Inc.	—	(564)	(564)
JPMCB	USD	5	04/28/22	Monthly	Independent Bank Corp.	-0.220	—	54,656	54,656
JPMCB	USD	18	04/28/22	Monthly	0.400	Meridian Bancorp, Inc.	—	(54,240)	(54,240)
JPMCB	USD	2	04/28/22	Monthly	New York Community Bancorp, Inc.	-0.220	—	664	664
JPMCB	USD	30	05/03/22	Monthly	Realty Income Corp.	-0.220	—	(66,325)	(66,325)
JPMCB	USD	43	05/03/22	Monthly	0.400	VEREIT, Inc.	—	80,736	80,736
JPMCB	USD	—	05/09/22	Monthly	Equity Commonwealth	-0.220	—	29	29
JPMCB	USD	—	05/09/22	Monthly	0.400	Monmouth Real Estate Investment Corp.	—	15	15
JPMCB	USD	82	05/13/22	Monthly	0.400	Ferro Corp.	—	(66,865)	(66,865)
JPMCB	USD	32	05/13/22	Monthly	0.400	Domtar Corp.	—	13,178	13,178
JPMCB	EUR	71	05/19/22	Monthly	-0.256	Suez SA	—	(29,744)	(29,744)
JPMCB	USD	11	05/20/22	Monthly	Performance Food Group Co.	-0.220	—	31,507	31,507
JPMCB	USD	26	05/20/22	Monthly	0.400	Core-Mark Holding Co., Inc.	—	(45,450)	(45,450)
JPMCB	USD	8	05/25/22	Monthly	Canadian National Railway Co.	-0.220	—	(30,466)	(30,466)
JPMCB	EUR	27	05/27/22	Monthly	-0.256	Deutsche Wohnen SE	—	12,262	12,262
JPMCB	USD	6	06/09/22	Monthly	0.400	US Concrete, Inc.	—	(5,805)	(5,805)
JPMCB	USD	16	06/23/22	Monthly	0.400	Lydall, Inc.	—	(1,164)	(1,164)
JPMCB	USD	36	06/23/22	Monthly	0.400	Sykes Enterprises, Inc.	—	57	57
JPMCB	USD	32	06/23/22	Monthly	0.400	Raven Industries, Inc.	—	18,038	18,038
JPMCB	EUR	3	07/06/22	Monthly	-0.255	GrandVision N.V.	—	345	345
JPMCB	USD	14	07/15/22	Monthly	Analog Devices, Inc.	-0.220	—	(2,296)	(2,296)
JPMCB	USD	24	07/15/22	Monthly	0.393	Maxim Integrated Products, Inc.	—	(16,612)	(16,612)
JPMCB	USD	5	07/21/22	Monthly	Kite Realty Group Trust	-0.220	—	(4,353)	(4,353)
JPMCB	USD	6	07/21/22	Monthly	Zoom Video Communications, Inc.	-0.220	—	(160,434)	(160,434)
JPMCB	USD	11	07/21/22	Monthly	0.386	Five9, Inc.	—	155,154	155,154
JPMCB	USD	8	07/21/22	Monthly	0.387	Retail Properties of America, Inc.	—	6,306	6,306
JPMCB	USD	9	07/27/22	Monthly	0.386	Veoneer, Inc.	—	2,344	2,344
JPMCB	EUR	800	08/02/22	Monthly	0.000	Europcar Mobility Group	—	642	642
MSCI	USD	15	03/31/22	At maturity	MSAVL3ES INDEX	12 Month USD LIBOR	—	(4,021)	(4,021)
MSCI	USD	12	03/31/22	At maturity	MSAVL1NQ INDEX	12 Month USD LIBOR	—	1,021	1,021
MSCI	USD	9	03/31/22	At maturity	MSAVL3NQ INDEX	12 Month USD LIBOR	—	(2,670)	(2,670)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
MSCI	USD	269	10/27/22	At maturity	Aflac, Inc. Index	1 Day Federal Fund Rate minus 30 bps	$—	$(18,043)	$(18,043)
MSCI	USD	134	10/27/22	At maturity	Walmart, Inc., common stocks	1 Day Federal Fund Rate minus 30 bps	—	1,308	1,308
MSCI	USD	1,523	10/27/22	At maturity	S&P 500 Index	1 Day Federal Fund Rate minus 25 bps	—	(108,006)	(108,006)
MSCI	USD	106	10/27/22	At maturity	Dow Jones U.S. Real Estate Index	1 Day Federal Fund Rate minus 20 bps	—	(13,722)	(13,722)
MSCI	USD	500	10/27/22	At maturity	Financial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	—	(149,962)	(149,962)
MSCI	USD	1,347	10/27/22	At maturity	S&P 500 Equal Weight Information Technology CME Index	1 Day Federal Fund Rate minus 35 bps	—	(92,991)	(92,991)
MSCI	USD	250	10/27/22	At maturity	S&P 500 Equal Weight Consumer Discretionary CME Index	1 Day Federal Fund Rate minus 35 bps	—	(27,682)	(27,682)
MSCI	USD	212	10/27/22	At maturity	S&P Regional Banks Select Industry Index	1 Day Federal Fund Rate minus 30 bps	—	(58,993)	(58,993)
MSCI	USD	392	10/27/22	At maturity	Home Depot Common Stock	1 Day Federal Fund Rate minus 30 bps	—	(74,607)	(74,607)
MSCI	USD	570	12/19/22	At maturity	1 Day Federal Fund Rate plus 55 bps	Cellnex Telecom SA., Common Stock	—	213,493	213,493
MSCI	USD	734	12/05/23	At maturity	S&P Pharmaceuticals Select Industry Index	1 Day Federal Fund Rate minus 35 bps	—	(55,875)	(55,875)
MSCI	USD	885	02/20/24	At maturity	S&P 500 Equal Weight Health Care Index	1 Day Federal Fund Rate minus 35 bps	—	(47,834)	(47,834)
MSCI	USD	961	02/20/24	At maturity	S&P 500 Equal Weight Communication Services Index	1 Day Federal Fund Rate minus 35 bps	—	(1,542)	(1,542)
MSCI	USD	921	04/09/24	At maturity	S&P Semiconductors Select Industry Total Return Index	1 Day Federal Fund Rate minus 7 bps	—	(143,705)	(143,705)
MSCI	USD	1,671	04/22/24	At maturity	S&P 500 Equal Weight Industrials Index	1 Day Federal Fund Rate minus 35 bps	—	(164,964)	(164,964)
MSCI	USD	206	07/22/24	At maturity	Dow Jones U.S. Select Home Builders Total Return Swaps	1 Day Federal Fund Rate minus 35 bps	—	(11,039)	(11,039)
MSCI	USD	204	07/22/24	At maturity	S&P Retail Select Industry Index	1 Day Federal Fund Rate minus 127 bps	—	(4,840)	(4,840)
MSCI	USD	539	04/09/24	At maturity	S&P Software & Service Select Industry Total Return Index	1 Day Federal Fund Rate plus 7 bps	—	(54,704)	(54,704)
SG	USD	2	04/02/22	At maturity	Advised Intraday Trend Index	1 Month USD LIBOR	—	(411)	(411)
							$131	$(1,905,451)	$(1,905,320)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	11,725,737	USD	8,913,655	09/15/21	$306,978
BB	CAD	6,449,050	USD	5,236,774	09/15/21	67,711
BB	CAD	666,310	USD	531,786	09/15/21	(2,277)
BB	CHF	2,487,158	USD	2,779,762	09/15/21	31,086
BB	CHF	10,127,021	USD	11,102,765	09/15/21	(89,077)
BB	EUR	650,277	USD	777,174	09/15/21	5,132
BB	EUR	1,449,133	USD	1,717,597	09/15/21	(2,886)
BB	GBP	1,973,413	USD	2,766,997	09/15/21	23,662
BB	GBP	1,012,994	USD	1,406,799	09/15/21	(1,411)
BB	JPY	52,715,258	USD	481,808	09/15/21	1,131
BB	JPY	107,000,792	USD	968,418	09/15/21	(7,253)
BB	NOK	170,149,322	USD	19,925,361	09/15/21	664,086
BB	NOK	57,451,387	USD	6,476,546	09/15/21	(27,076)
BB	NZD	47,917,710	USD	34,418,172	09/15/21	1,039,670
BB	NZD	358,845	USD	249,312	09/15/21	(652)
BB	SEK	59,392,295	USD	6,945,233	09/15/21	43,548
BB	SGD	4,818,440	USD	3,594,465	09/15/21	38,492
BB	SGD	681,185	USD	501,467	09/15/21	(1,243)
BB	USD	11,129,788	AUD	14,485,402	09/15/21	(497,521)
BB	USD	11,451,973	CAD	13,911,083	09/15/21	(301,916)
BB	USD	2,165,052	CAD	2,759,625	09/15/21	46,851
BB	USD	7,484,849	CHF	6,714,808	09/15/21	(64,003)
BB	USD	15,482,354	CHF	14,231,125	09/15/21	245,125
BB	USD	31,229,309	EUR	25,660,142	09/15/21	(764,314)
BB	USD	3,852,256	EUR	3,263,499	09/15/21	22,332
BB	USD	5,742,922	GBP	4,081,753	09/15/21	(68,684)
BB	USD	5,519,620	GBP	3,999,216	09/15/21	39,880
BB	USD	170,000	INR	12,695,600	08/18/21	359
BB	USD	1,709,580	JPY	188,381,776	09/15/21	8,153
BB	USD	2,643,113	JPY	288,996,672	09/15/21	(7,939)
BB	USD	889,495	NOK	7,583,821	09/15/21	(30,990)
BB	USD	666,652	NOK	5,954,586	09/15/21	7,420
BB	USD	4,021,367	NZD	5,754,650	09/15/21	(12,795)
BB	USD	1,591,552	NZD	2,287,676	09/15/21	1,997
BB	USD	14,346,134	SEK	119,480,990	09/15/21	(461,840)
BB	USD	3,845,273	SEK	33,187,477	09/15/21	11,279
BB	USD	9,246,527	SGD	12,318,674	09/15/21	(155,437)
BNP	EUR	799,000	USD	973,312	08/18/21	25,224
BNP	GBP	921,051	USD	1,300,215	08/18/21	19,911
BNP	SEK	16,907,003	NOK	16,886,773	08/18/21	(52,738)
BNP	USD	767,201	EUR	638,989	08/18/21	(8,981)
BNP	USD	172,574	HKD	1,340,000	08/18/21	(136)
BNP	USD	312,209	JPY	34,600,774	08/18/21	3,223
BOA	EUR	1,498,479	CAD	2,212,500	08/18/21	(4,708)
BOA	GBP	1,876,048	USD	2,641,183	08/18/21	33,387

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	SEK	16,903,000	NOK	16,886,772	08/18/21	$(52,273)
BOA	USD	1,833,128	CAD	2,212,500	08/18/21	(59,751)
BOA	USD	313,031	EUR	256,000	08/18/21	(9,263)
CITI	EUR	6,981,803	USD	8,506,404	08/18/21	221,848
CITI	TWD	7,176,000	USD	261,564	08/18/21	4,958
GSI	EUR	1,498,250	CAD	2,212,500	08/18/21	(4,436)
GSI	SEK	16,896,643	NOK	16,861,455	08/18/21	(54,400)
JPMCB	CAD	133,572	USD	108,226	06/30/22	1,231
JPMCB	GBP	58,643	USD	80,692	10/29/21	(837)
JPMCB	INR	12,621,344	USD	170,000	08/18/21	637
JPMCB	JPY	3,794,000	USD	34,527	08/18/21	(61)
JPMCB	USD	731,802	EUR	614,183	08/18/21	(3,017)
JPMCB	USD	1,566,377	GBP	1,105,503	08/18/21	(29,676)
JPMCB	USD	121,586	GBP	87,849	10/29/21	547
MSCI	AUD	43,804,232	USD	33,827,082	09/15/21	1,674,832
MSCI	AUD	1,260,490	USD	923,579	09/15/21	(1,619)
MSCI	CAD	8,463,918	USD	6,893,190	09/15/21	109,164
MSCI	CAD	5,864,666	USD	4,684,445	09/15/21	(16,220)
MSCI	CHF	15,203,583	USD	16,973,088	09/15/21	170,901
MSCI	CHF	1,413,139	USD	1,541,319	09/15/21	(20,406)
MSCI	EUR	2,059,882	USD	2,494,914	09/15/21	49,320
MSCI	EUR	8,886,871	USD	10,526,461	09/15/21	(24,474)
MSCI	GBP	505,000	USD	704,513	08/18/21	2,539
MSCI	GBP	16,872,253	USD	23,830,817	09/15/21	375,897
MSCI	GBP	1,450,328	USD	2,012,644	09/15/21	(3,525)
MSCI	JPY	74,800,774	USD	686,885	08/18/21	4,976
MSCI	JPY	19,053,538	USD	172,181	08/18/21	(1,517)
MSCI	JPY	4,025,810,662	USD	36,790,860	09/15/21	82,085
MSCI	JPY	172,445,658	USD	1,558,006	09/15/21	(14,414)
MSCI	NOK	10,484,662	USD	1,262,670	08/18/21	75,854
MSCI	NOK	103,358,776	USD	11,926,967	09/15/21	226,529
MSCI	NOK	31,796,305	USD	3,587,840	09/15/21	(11,571)
MSCI	NZD	12,316,045	USD	8,732,017	09/15/21	152,911
MSCI	NZD	1,315,433	USD	912,592	09/15/21	(3,712)
MSCI	SEK	51,425,129	USD	6,087,197	09/15/21	111,338
MSCI	SEK	15,357,082	USD	1,775,011	09/15/21	(9,560)
MSCI	SGD	6,783,258	USD	5,101,948	09/15/21	95,951
MSCI	SGD	3,152,108	USD	2,316,982	09/15/21	(9,250)
MSCI	TWD	7,187,300	USD	259,610	08/18/21	2,601
MSCI	USD	5,022,373	AUD	6,745,738	09/15/21	(71,009)
MSCI	USD	23,218,459	CAD	28,277,263	09/15/21	(553,576)
MSCI	USD	2,817,919	CAD	3,538,718	09/15/21	18,445
MSCI	USD	1,807,440	CHF	1,618,408	09/15/21	(18,862)
MSCI	USD	6,957,434	CHF	6,391,855	09/15/21	106,501
MSCI	USD	2,557,100	EUR	2,107,130	08/18/21	(56,795)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	8,923,838	EUR	7,389,585	09/15/21	$(150,555)
MSCI	USD	3,734,368	EUR	3,164,371	09/15/21	22,530
MSCI	USD	173,225	GBP	124,915	08/18/21	413
MSCI	USD	658,444	GBP	464,603	09/15/21	(12,578)
MSCI	USD	7,324,460	GBP	5,309,872	09/15/21	57,046
MSCI	USD	791,658	JPY	86,503,582	09/15/21	(2,888)
MSCI	USD	1,488,880	JPY	164,221,090	09/15/21	8,546
MSCI	USD	21,109,483	NOK	177,426,783	09/15/21	(1,024,384)
MSCI	USD	959,761	NOK	8,666,143	09/15/21	21,265
MSCI	USD	19,641,889	NZD	27,407,860	09/15/21	(550,129)
MSCI	USD	696,714	NZD	1,007,343	09/15/21	4,980
MSCI	USD	24,969,290	SEK	207,600,530	09/15/21	(845,059)
MSCI	USD	2,588,600	SEK	22,411,627	09/15/21	15,743
MSCI	USD	5,237,649	SGD	7,054,957	09/15/21	(31,143)
MSCI	USD	873,836	SGD	1,188,306	09/15/21	3,125
SG	HKD	1,340,000	USD	172,646	08/18/21	209
SG	USD	1,832,708	CAD	2,212,500	08/18/21	(59,331)
SG	USD	1,673,436	GBP	1,186,000	08/18/21	(24,839)
Net unrealized appreciation (depreciation)						$14,552

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$203,961,476	$498,407	$—	$204,459,883
Preferred stocks	71,617	—	—	71,617
Investment companies	29,195,245	—	—	29,195,245
Warrants	23,157	—	—	23,157
Corporate bonds	—	55,576,566	—	55,576,566
Short-term investments	—	130,107,816	—	130,107,816
Short-term U.S. Treasury obligations	—	30,996,639	—	30,996,639
Equity and foreign exchange options purchased	2,108,797	—	—	2,108,797
Futures contracts	691,403	—	—	691,403
Swap agreements	—	3,962,146	—	3,962,146
Forward foreign currency contracts	—	6,309,559	—	6,309,559
Total	$236,051,695	$227,451,133	$—	$463,502,828

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2021

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short
Common stocks	$(110,832,639)	$(88,820)	$—	$(110,921,459)
Corporate bonds	—	(4,753,783)	—	(4,753,783)
Investment companies	(25,131,093)	—	—	(25,131,093)
Equity options written	(1,477,730)	—	—	(1,477,730)
Futures contracts	(418,962)	—	—	(418,962)
Swap agreements	—	(4,178,024)	—	(4,178,024)
Forward foreign currency contracts	—	(6,295,007)	—	(6,295,007)
Total	$(137,860,424)	$(15,315,634)	$—	$(153,176,058)

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $20,156,964, represented 4.4% of the Portfolio's net assets at period end.

3  Rates shown reflect yield at July 31, 2021.

4  Rate shown is the discount rate at the date of purchase unless otherwise noted.

5  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

6  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Glossary of terms used in the Portfolio of investments
July 31, 2021 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BOBL  Bundesobligationen

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MSCI  Morgan Stanley Capital International

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

WIBOR  Warsaw Interbank Offered Rate

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CBA  Commonwealth Bank of Australia

CITI  Citibank NA

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2021 to July 31, 2021.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2021	Ending account value July 31, 2021	Expenses paid during period[1] 02/01/21 to 07/31/21	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,000.00	$0.30	0.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.30	0.06
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	996.20	4.80	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class Y	Actual	1,000.00	997.40	3.57	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	997.40	3.57	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	998.60	4.51	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class Y	Actual	1,000.00	999.90	3.27	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
Class P	Actual	1,000.00	1,000.70	3.27	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,007.30	4.63	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class Y	Actual	1,000.00	1,008.80	3.39	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,008.50	3.39	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,006.70	4.08	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.73	4.11	0.82
Class Y	Actual	1,000.00	1,007.20	2.54	0.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.56	0.51
Class P	Actual	1,000.00	1,007.90	2.84	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	993.40	5.09	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
Class Y	Actual	1,000.00	993.50	4.30	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
Class P	Actual	1,000.00	993.60	4.15	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.21	0.84

PACE Select Advisors Trust

		Beginning account value February 1, 2021	Ending account value July 31, 2021	Expenses paid during period[1] 02/01/21 to 07/31/21	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,036.30	$5.35	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class Y	Actual	1,000.00	1,037.50	4.45	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
Class P	Actual	1,000.00	1,037.70	4.60	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,209.00	6.68	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.11	1.22
Class Y	Actual	1,000.00	1,210.10	5.37	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	4.91	0.98
Class P	Actual	1,000.00	1,210.30	5.32	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,159.50	6.05	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class Y	Actual	1,000.00	1,160.60	4.61	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	4.31	0.86
Class P	Actual	1,000.00	1,160.80	4.71	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,180.70	6.38	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	5.91	1.18
Class Y	Actual	1,000.00	1,181.90	5.30	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	4.91	0.98
Class P	Actual	1,000.00	1,181.40	5.46	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,104.80	6.21	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19
Class Y	Actual	1,000.00	1,105.30	5.64	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08
Class P	Actual	1,000.00	1,105.70	5.33	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
PACE International Equity Investments
Class A	Actual	1,000.00	1,110.30	8.42	1.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.81	8.05	1.61
Class Y	Actual	1,000.00	1,111.40	7.12	1.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	6.80	1.36
Class P	Actual	1,000.00	1,111.80	7.12	1.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	6.80	1.36

PACE Select Advisors Trust

		Beginning account value February 1, 2021	Ending account value July 31, 2021	Expenses paid during period[1] 02/01/21 to 07/31/21	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$999.40	$7.68	1.55%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	7.75	1.55
Class Y	Actual	1,000.00	1,000.60	6.45	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.51	1.30
Class P	Actual	1,000.00	1,000.60	6.45	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.51	1.30
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,264.30	8.14	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	1,264.50	6.74	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,026.30	14.72	2.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.27	14.60	2.93
Class Y	Actual	1,000.00	1,027.30	13.47	2.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.51	13.37	2.68
Class P	Actual	1,000.00	1,028.30	13.48	2.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.51	13.37	2.68

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2021

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost
Investments	$190,760,850	$501,453,868	$372,955,987	$676,423,258
Repurchase agreements	72,875,000	—	—	—
Foreign currency	—	—	110,579	901,775
Investments, at value
Investments[1]	$190,760,850	$507,906,447	$382,044,489	$708,058,463
Repurchase agreements	72,875,000	—	—	—
Foreign currency	—	—	111,198	900,445
Cash	669	64,883	44	—
Cash collateral on futures	—	205,000	517,420	545,000
Cash collateral on swap agreements	—	1,498,000	590,120	1,458,000
Cash collateral for forward foreign currency contracts	—	—	—	—
Due from broker	—	135,812	542,895	674,553
Receivable for investments sold	—	17,433,157	2,169,934	1,435,075
Receivable for investments sold short	—	101,700,852	3,964,641	—
Receivable for when issued TBA securities	—	276,724,870	19,242,600	5,091,875
Receivable for fund shares sold	610,592	221,471	100,701	182,655
Receivable for interest and dividends	29,535	820,791	1,597,474	5,321,155
Receivable for foreign tax reclaims	—	—	—	—
Receivable from affiliate	75,836	—	22,479	—
Receivable for variation margin on futures contracts	—	—	—	1,523,292
Receivable for variation margin on centrally cleared swap agreements	—	132,065	—	241,530
OTC swap agreements, at value[2]	—	—	6,623	14,048
Unrealized appreciation on forward foreign currency contracts	—	—	457,562	412,969
Other assets	22,795	25,488	21,209	28,479
Total assets	264,375,277	906,868,836	411,389,389	725,887,539
Liabilities:
Investments sold short, at value (proceeds—$0; $44,098,027; $3,961,315; $0; $0; $0 and $0, respectively)	—	44,165,409	3,979,874	—
Options and swaptions written, at value (premiums received $0; $765,378; $1,232,075; $9,844; $0; $0 and $0, respectively)	—	296,874	969,024	13,525
Due to broker	—	832,000	—	1,423,352
Payable for cash collateral from securities loaned	—	—	1,003,013	10,436,528
Payable for investments purchased	1,000,000	20,600,667	757,097	2,032,015
Payable for when issued TBA securities	—	523,257,647	81,714,583	13,950,696
Payable for fund shares redeemed	388,620	769,876	671,930	1,167,798
Payable for dividend and interest expense on investments sold short	—	—	7,804	—
Dividends payable to shareholders	1,179	—	—	—
Payable to affiliate	—	100,575	—	253,904
Payable to custodian	—	23,670	11,431	11,829
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	3	46
Payable for variation margin on futures contracts	—	92,432	607,466	697,189
Payable for variation margin on centrally cleared swap agreements	—	—	25,194	—
OTC swap agreements, at value[2]	—	2,789	—	14,777
Unrealized depreciation on forward foreign currency contracts	—	—	5,420	510,153
Accrued expenses and other liabilities	632,256	275,533	263,460	335,531
Total liabilities	2,022,055	590,417,472	90,016,299	30,847,343
Net assets	$262,353,222	$316,451,364	$321,373,090	$695,040,196

1  Includes $0; $0; $1,958,199; $11,599,664; $0; $29,491 and $8,297,385, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Intermediate Fixed Income Investments were $2,404 and $66,317, respectively. Net upfront payment made by PACE Strategic Fixed Income was $4,411.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost
Investments	$291,543,524	$308,859,871	$276,260,372
Repurchase agreements	—	—	—
Foreign currency	—	928,084	3,534,423
Investments, at value
Investments[1]	$315,475,894	$316,186,004	$279,890,508
Repurchase agreements	—	—	—
Foreign currency	—	929,576	3,555,212
Cash	—	—	—
Cash collateral on futures	—	1,016,000	—
Cash collateral on swap agreements	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	117,155	2,484,208
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for fund shares sold	52,351	104,314	72,352
Receivable for interest and dividends	2,908,631	1,467,638	4,041,496
Receivable for foreign tax reclaims	—	11,508	2,117
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	337,668	111
Other assets	20,500	22,721	21,647
Total assets	318,457,376	320,192,584	290,067,651
Liabilities:
Investments sold short, at value (proceeds—$0; $44,098,027; $3,961,315; $0; $0; $0 and $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $765,378; $1,232,075; $9,844; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for cash collateral from securities loaned	—	30,065	8,414,695
Payable for investments purchased	—	316,734	2,481,371
Payable for when issued TBA securities	—	—	—
Payable for fund shares redeemed	85,351	391,634	225,269
Payable for dividend and interest expense on investments sold short	—	—	—
Dividends payable to shareholders	—	—	—
Payable to affiliate	90,201	50,155	122,897
Payable to custodian	41,062	135,259	151,425
Payable for foreign withholding taxes and foreign capital gains taxes	—	12,868	359
Payable for variation margin on futures contracts	—	36,291	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	508,508	179,877
Accrued expenses and other liabilities	156,124	280,353	245,087
Total liabilities	372,738	1,761,867	11,820,980
Net assets	$318,084,638	$318,430,717	$278,246,671

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2021

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$262,354,374	$331,983,958	$306,896,965	$676,149,151
Distributable earnings (accumulated losses)	(1,152)	(15,532,594)	14,476,125	18,891,045
Net assets	$262,353,222	$316,451,364	$321,373,090	$695,040,196
Class A
Net assets	$—	$28,960,232	$12,045,290	$15,976,468
Shares outstanding	—	2,257,291	942,368	1,114,743
Net asset value per share	$—	$12.83	$12.78	$14.33
Maximum offering price per share	$—	$13.33	$13.28	$14.89
Class Y
Net assets	$—	$13,535,311	$199,243	$1,032,575
Shares outstanding	—	1,054,988	15,588	72,172
Net asset value, offering price and redemption value per share[3]	$—	$12.83	$12.78	$14.31
Class P
Net assets	$262,353,222	$273,955,821	$309,128,557	$678,031,153
Shares outstanding	262,353,184	21,344,137	24,177,156	47,341,522
Net asset value, offering price and redemption value per share[3]	$1.00	$12.84	$12.79	$14.32

*  Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments		PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$292,454,835		$307,468,360	$284,532,560
Distributable earnings (accumulated losses)	25,629,803		10,962,357	(6,285,889)
Net assets	$318,084,638		$318,430,717	$278,246,671
Class A
Net assets	$37,068,232		$26,308,765	$4,662,315
Shares outstanding	2,756,444		2,509,690	465,570
Net asset value per share	$13.45		$10.48	$10.01
Maximum offering price per share	$13.76		$10.89	$10.40
Class Y
Net assets	$4,013		$1,776,571	$646,550
Shares outstanding	298		170,690	64,251
Net asset value, offering price and redemption value per share[3]	$13.45	*	$10.41	$10.06
Class P
Net assets	$281,012,393		$290,345,381	$272,937,806
Shares outstanding	20,883,221		27,763,396	27,272,506
Net asset value, offering price and redemption value per share[3]	$13.46		$10.46	$10.01

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2021

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$984,325,729	$781,745,312	$357,346,156	$399,464,817
Foreign currency	—	—	1,634	—
Investments, at value
Investments[1]	$1,138,524,965	$1,290,600,261	$503,474,309	$509,020,151
Foreign currency	—	—	1,634	—
Cash	483,419	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Due from broker	—	—	—	—
Receivable for investments sold	2,574,159	3,638,233	4,385,592	4,039,101
Receivable for investments sold short	—	—	—	—
Receivable for fund shares sold	308,475	144,755	130,829	70,382
Receivable for interest and dividends	1,302,242	451,392	87,525	48,197
Receivable for foreign tax reclaims	18,790	37,390	13,990	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
OTC swap agreements, at value[2]	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	23,185	23,491	20,195	20,298
Total assets	1,143,235,235	1,294,895,522	508,114,074	513,198,129
Liabilities:
Investments sold short, at value (proceeds—$0; $0; $0; $0; $131,437,538; $0; $0 and $123,996,645, respectively)	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,484,425, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for bank loan	—	894,267	—	—
Payable for cash collateral from securities loaned	—	—	2,801,705	2,554,411
Payable for investments purchased	483,419	1,950,461	5,120,843	2,292,008
Payable for fund shares redeemed	1,154,971	2,297,442	638,394	631,307
Payable for dividend and interest expense on investments sold short	—	—	—	—
Payable to affiliate	746,086	912,730	345,139	350,349
Payable to custodian	98,356	131,529	52,706	29,438
Payable for foreign withholding taxes and foreign capital gains taxes	20,300	—	834	—
OTC swap agreements, at value	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Accrued expenses and other liabilities	359,511	384,184	278,506	274,239
Total liabilities	2,862,643	6,570,613	9,238,127	6,131,752
Net assets	$1,140,372,592	$1,288,324,909	$498,875,947	$507,066,377

1  Includes $3,616,446; $7,651,275; $2,835,102; $11,915,616; $21,782,026; $2,200,494; $4,041,944 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payment made by PACE Alternative Strategies Investments was $1,095,705.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$982,583,587	$335,275,268	$97,997,232	$425,769,075
Foreign currency	1,711,873	530,703	10,358	4,383,319
Investments, at value
Investments[1]	$1,188,367,978	$398,259,380	$115,494,632	$452,539,720
Foreign currency	1,711,495	530,652	10,311	4,381,108
Cash	—	—	—	3,880,965
Cash collateral on options	—	—	—	12,151,124
Cash collateral on futures	—	—	—	1,487,487
Cash collateral on swap agreements	—	—	—	27,810,831
Cash collateral on investments sold short	2,327,230	—	—	96,986,360
Cash collateral for forward foreign currency contracts	—	—	—	1,170,000
Due from broker	—	—	—	160,766
Receivable for investments sold	9,598,960	2,019,101	408,045	14,170,404
Receivable for investments sold short	—	—	—	7,819,686
Receivable for fund shares sold	275,767	175,716	20,887	157,415
Receivable for interest and dividends	1,205,408	829,974	181,194	540,560
Receivable for foreign tax reclaims	5,470,577	9,629	24,253	173,471
Receivable from affiliate	—	—	6,077	—
Receivable for variation margin on futures contracts	—	—	—	275,047
Receivable for variation margin on centrally cleared swap agreements	—	—	—	65,732
OTC swap agreements, at value[2]	—	—	—	1,922,437
Unrealized appreciation on forward foreign currency contracts	—	—	—	6,309,559
Other assets	23,531	20,115	8,268	23,060
Total assets	1,208,980,946	401,844,567	116,153,667	632,025,732
Liabilities:
Investments sold short, at value (proceeds—$0; $0; $0; $0; $131,437,538; $0; $0 and $123,996,645, respectively)	139,117,470	—	—	140,806,335
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,484,425, respectively)	—	—	—	1,477,730
Due to broker	—	—	—	627,477
Payable for bank loan	—	—	—	1,102,911
Payable for cash collateral from securities loaned	21,452,817	2,142,758	9,223	—
Payable for investments purchased	8,339,612	857,373	420,022	22,693,805
Payable for fund shares redeemed	1,374,945	406,563	448,877	396,522
Payable for dividend and interest expense on investments sold short	90,758	—	—	131,665
Payable to affiliate	736,778	277,608	—	294,311
Payable to custodian	479,490	43,733	33,340	—
Payable for foreign withholding taxes and foreign capital gains taxes	230,405	599,501	37,050	3,669
OTC swap agreements, at value	—	—	—	3,827,888
Unrealized depreciation on forward foreign currency contracts	—	—	—	6,295,007
Accrued expenses and other liabilities	496,760	347,309	302,493	429,603
Total liabilities	172,319,035	4,674,845	1,251,005	178,086,923
Net assets	$1,036,661,911	$397,169,722	$114,902,662	$453,938,809

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2021

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$835,466,958	$582,715,140	$302,754,876	$262,722,643
Distributable earnings (accumulated losses)	304,905,634	705,609,769	196,121,071	244,343,734
Net assets	$1,140,372,592	$1,288,324,909	$498,875,947	$507,066,377
Class A
Net assets	$103,828,490	$63,320,288	$19,885,370	$31,412,373
Shares outstanding	4,097,440	2,188,301	755,240	1,446,259
Net asset value per share	$25.34	$28.94	$26.33	$21.72
Maximum offering price per share	$26.81	$30.62	$27.86	$22.98
Class Y
Net assets	$17,610,657	$22,743,079	$153,468	$36,150
Shares outstanding	693,282	726,759	5,559	1,459
Net asset value, offering price and redemption value per share[3]	$25.40	$31.29	$27.61	$24.77	*
Class P
Net assets	$1,018,933,445	$1,202,261,542	$478,837,109	$475,617,854
Shares outstanding	40,325,125	38,922,936	17,590,517	19,760,257
Net asset value, offering price and redemption value per share[3]	$25.27	$30.89	$27.22	$24.07

* Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

3 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$801,166,371	$311,448,910	$107,975,511	$429,466,221
Distributable earnings (accumulated losses)	235,495,540	85,720,812	6,927,151	24,472,588
Net assets	$1,036,661,911	$397,169,722	$114,902,662	$453,938,809
Class A
Net assets	$28,773,364	$5,032,987	$408,518	$5,995,291
Shares outstanding	1,511,988	298,389	48,524	530,359
Net asset value per share	$19.03	$16.87	$8.42	$11.30
Maximum offering price per share	$20.14	$17.85	$8.91	$11.96
Class Y
Net assets	$12,595,518	$5,630,135	$—	$435,963
Shares outstanding	664,754	330,457	—	38,555
Net asset value, offering price and redemption value per share[3]	$18.95	$17.04	$—	$11.31
Class P
Net assets	$995,293,029	$386,506,600	$114,494,144	$447,507,555
Shares outstanding	52,665,449	22,805,112	14,171,556	39,745,276
Net asset value, offering price and redemption value per share[3]	$18.90	$16.95	$8.08	$11.26
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2021

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$153,937
Interest	336,921	6,375,932	6,068,337	21,449,581
Securities lending	—	—	5,778	23,448
Foreign tax withheld	—	(1,171)	(6)	(38)
Total income	336,921	6,374,761	6,074,109	21,626,928
Expenses:
Investment management and administration fees	744,684	2,072,564	1,759,112	4,232,742
Service fees—Class A	—	75,597	31,674	43,806
Transfer agency and related services fees	896,541	488,290	439,734	569,594
Custody and fund accounting fees	18,345	103,594	197,253	148,357
Trustees fees	19,550	20,999	21,061	25,227
Professional services fees	62,143	222,261	204,971	223,081
Printing and shareholder report fees	79,142	31,640	27,056	32,302
Federal and state registration fees	53,802	47,736	47,822	49,192
Insurance expense	2,109	5,818	2,962	7,171
Interest expense	—	45,360	—	44,505
Other expenses	49,584	59,630	76,508	86,264
Total expenses	1,925,900	3,173,489	2,808,153	5,462,241
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,618,817)	(715,453)	(619,450)	(663,904)
Net expenses	307,083	2,458,036	2,188,703	4,798,337
Net investment income (loss)	29,838	3,916,725	3,885,406	16,828,591
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	411	514,038	16,632,799	13,644,762
Securities sold short	—	(377,236)	(8,463,697)	(2,415,304)
Options and swaptions written	—	1,507,934	1,042,048	304,334
Futures contracts	—	989,386	1,698,447	(476,258)
Swap agreements	—	1,428,954	(798,412)	1,067,600
Forward foreign currency contracts	—	—	(1,530,306)	(2,703,863)
Foreign currency transactions	—	—	107,245	449,008
Net realized gain (loss)	411	4,063,076	8,688,124	9,870,279
Change in net unrealized appreciation (depreciation) on:
Investments	—	(4,275,968)	(15,916,182)	(20,066,114)
Investments sold short	—	(47,157)	42,766	—
Options and swaptions written	—	197,333	645,119	(88,562)
Futures contracts	—	161,926	(360,216)	373,187
Swap agreements	—	748,562	(173,469)	1,930,175
Forward foreign currency contracts	—	—	1,627,260	1,656,417
Translation of other assets and liabilities denominated in foreign currency	—	—	(11,687)	(124,398)
Net change in unrealized appreciation (depreciation)	—	(3,215,304)	(14,146,409)	(16,319,295)
Net realized and unrealized gain (loss)	411	847,772	(5,458,285)	(6,449,016)
Net increase (decrease) in net assets resulting from operations	$30,249	$4,764,497	$(1,572,879)	$10,379,575

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$4,158
Interest	8,792,962	5,523,177	16,795,685
Securities lending	—	3,118	24,532
Foreign tax withheld	—	(33,948)	(541)
Total income	8,792,962	5,492,347	16,823,834
Expenses:
Investment management and administration fees	1,714,318	2,431,936	2,197,057
Service fees—Class A	96,606	68,968	16,046
Transfer agency and related services fees	92,277	512,743	421,409
Custody and fund accounting fees	50,155	234,361	57,516
Trustees fees	20,922	20,975	20,421
Professional services fees	174,604	205,035	186,057
Printing and shareholder report fees	8,372	34,448	27,256
Federal and state registration fees	48,119	46,051	50,817
Insurance expense	2,531	2,646	2,176
Interest expense	—	—	—
Other expenses	40,126	43,485	81,188
Total expenses	2,248,030	3,600,648	3,059,943
Fee waivers and/or expense reimbursements by investment manager and administrator	(339,602)	(823,913)	(551,348)
Net expenses	1,908,428	2,776,735	2,508,595
Net investment income (loss)	6,884,534	2,715,612	14,315,239
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	1,182,049	10,921,755	6,630,828
Securities sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	2,656,022	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	2,411,915	(3,992,180)
Foreign currency transactions	—	275,354	1,648,738
Net realized gain (loss)	1,182,049	16,265,046	4,287,386
Change in net unrealized appreciation (depreciation) on:
Investments	1,359,375	(9,443,961)	14,341,713
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	(41,674)	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(2,453,995)	2,285,438
Translation of other assets and liabilities denominated in foreign currency	—	(34,646)	(21,283)
Net change in unrealized appreciation (depreciation)	1,359,375	(11,974,276)	16,605,868
Net realized and unrealized gain (loss)	2,541,424	4,290,770	20,893,254
Net increase (decrease) in net assets resulting from operations	$9,425,958	$7,006,382	$35,208,493

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2021

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$23,119,640	$5,387,016	$5,859,440	$1,919,283
Interest	6,115	8,545	3,516	1,545
Securities lending	22,492	21,642	45,652	115,181
Foreign tax withheld	(49,776)	(41,334)	(42,125)	(11,499)
Total income	23,098,471	5,375,869	5,866,483	2,024,510
Expenses:
Investment management and administration fees	7,693,757	9,403,289	3,602,981	3,797,032
Service fees—Class A	234,503	147,420	43,200	72,256
Transfer agency and related services fees	601,388	637,666	600,135	600,303
Custody and fund accounting fees	173,547	203,132	79,568	118,739
Trustees fees	29,022	31,111	22,436	22,726
Professional services fees	239,314	261,682	173,267	163,917
Printing and shareholder report fees	86,799	64,668	35,270	46,109
Federal and state registration fees	47,825	47,811	46,118	45,782
Insurance expense	8,060	8,861	3,042	3,240
Interest expense	661	948	—	541
Dividend expense	1,998,316	—	—	—
Other expenses	64,058	114,842	40,303	64,967
Total expenses	11,177,250	10,921,430	4,646,320	4,935,612
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(182,807)	—	(381)
Net expenses	11,177,250	10,738,623	4,646,320	4,935,231
Net investment income (loss)	11,921,221	(5,362,754)	1,220,163	(2,910,721)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	254,768,749	263,153,334	76,790,603	152,613,382
Securities sold short	(53,241,630)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	184,122	—	118,704	—
Net realized gain (loss)	201,711,241	263,153,334	76,909,307	152,613,382
Change in net unrealized appreciation (depreciation) on:
Investments(net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $0; $0 and $(8,579), respectively)	132,422,126	87,151,223	116,171,839	30,872,325
Investments sold short	16,938,686	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(1,278)	—	(40)	—
Net change in unrealized appreciation (depreciation)	149,359,534	87,151,223	116,171,799	30,872,325
Net realized and unrealized gain (loss)	351,070,775	350,304,557	193,081,106	183,485,707
Net increase (decrease) in net assets resulting from operations	$362,991,996	$344,941,803	$194,301,269	$180,574,986

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$31,328,237	$8,460,698	$2,594,282	$5,031,641
Interest	3,254	28,062	244	1,303,888
Securities lending	129,268	22,793	20,723	—
Foreign tax withheld	(2,587,857)	(943,820)	(114,622)	(215,911)
Total income	28,872,902	7,567,733	2,500,627	6,119,618
Expenses:
Investment management and administration fees	8,599,518	4,406,113	793,911	6,380,890
Service fees—Class A	66,919	12,859	863	15,574
Transfer agency and related services fees	616,036	549,941	426,320	291,068
Custody and fund accounting fees	308,135	296,623	41,298	719,617
Trustees fees	28,413	21,860	18,402	22,499
Professional services fees	229,228	278,926	237,709	282,715
Printing and shareholder report fees	43,608	83,713	33,464	73,827
Federal and state registration fees	47,851	45,942	31,572	46,166
Insurance expense	7,610	2,938	815	5,354
Interest expense	613	1,593	104	1,592
Dividend expense	3,221,703	—	—	4,262,995
Other expenses	84,005	79,387	52,446	113,528
Total expenses	13,253,639	5,779,895	1,636,904	12,215,825
Fee waivers and/or expense reimbursements by investment manager and administrator	(275,524)	(558,218)	(444,669)	(506,485)
Net expenses	12,978,115	5,221,677	1,192,235	11,709,340
Net investment income (loss)	15,894,787	2,346,056	1,308,392	(5,589,722)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	96,599,822	74,097,224	10,869,065	111,105,465
Securities sold short	(8,706,499)	—	—	(45,491,290)
Options and swaptions written	—	—	—	(3,481,064)
Futures contracts	—	—	—	(7,427,387)
Swap agreements	—	—	—	(9,193,348)
Forward foreign currency contracts	(8,620)	—	—	853,030
Foreign currency transactions	(8,146)	(200,234)	(40,661)	(123,638)
Net realized gain (loss)	87,876,557	73,896,990	10,828,404	46,241,768
Change in net unrealized appreciation (depreciation) on:
Investments(net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $0; $0 and $(8,579), respectively)	170,082,966	6,051,834	22,273,209	5,633,616
Investments sold short	(13,397,840)	—	—	(15,467,329)
Options and swaptions written	—	—	—	(460,385)
Futures contracts	—	—	—	(709,212)
Swap agreements	—	—	—	3,368,027
Forward foreign currency contracts	—	—	—	(2,077,303)
Translation of other assets and liabilities denominated in foreign currency	20,944	15,324	(4,378)	1,908,080
Net change in unrealized appreciation (depreciation)	156,706,070	6,067,158	22,268,831	(7,804,506)
Net realized and unrealized gain (loss)	244,582,627	79,964,148	33,097,235	38,437,262
Net increase (decrease) in net assets resulting from operations	$260,477,414	$82,310,204	$34,405,627	$32,847,540

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2021	2020	2021	2020	2021	2020
From operations:
Net investment income (loss)	$29,838	$1,609,056	$3,916,725	$7,768,941	$3,885,406	$7,106,015
Net realized gain (loss)	411	—	4,063,076	6,812,054	8,688,124	11,782,655
Net change in unrealized appreciation (depreciation)	—	—	(3,215,304)	5,969,466	(14,146,409)	13,099,709
Net increase (decrease) in net assets resulting from operations	30,249	1,609,056	4,764,497	20,550,461	(1,572,879)	31,988,379
Total distributions–Class A	—	—	(851,928)	(1,004,518)	(476,127)	(271,893)
Total distributions–Class Y	—	—	(427,616)	(667,873)	(9,662)	(7,184)
Total distributions–Class P	(29,838)	(1,609,056)	(8,603,330)	(9,892,444)	(12,448,901)	(7,543,874)
Total distributions	(29,838)	(1,609,056)	(9,882,874)	(11,564,835)	(12,934,690)	(7,822,951)
From beneficial interest transactions:
Proceeds from shares sold	277,990,757	616,957,497	47,584,857	43,911,461	37,417,678	37,563,856
Cost of shares redeemed	(331,762,633)	(487,035,778)	(63,206,297)	(96,976,344)	(50,962,890)	(79,399,295)
Shares issued on reinvestment of dividends and distributions	21,321	1,579,719	8,861,306	10,441,434	11,860,744	7,054,164
Net increase (decrease) in net assets from beneficial interest transactions	(53,750,555)	131,501,438	(6,760,134)	(42,623,449)	(1,684,468)	(34,781,275)
Net increase (decrease) in net assets	(53,750,144)	131,501,438	(11,878,511)	(33,637,823)	(16,192,037)	(10,615,847)
Net assets:
Beginning of year	316,103,366	184,601,928	328,329,875	361,967,698	337,565,127	348,180,974
End of year	$262,353,222	$316,103,366	$316,451,364	$328,329,875	$321,373,090	$337,565,127

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2021	2020	2021	2020
From operations:
Net investment income (loss)	$16,828,591	$20,581,351	$6,884,534	$7,588,443
Net realized gain (loss)	9,870,279	23,803,397	1,182,049	1,509,247
Net change in unrealized appreciation (depreciation)	(16,319,295)	29,480,088	1,359,375	3,037,035
Net increase (decrease) in net assets resulting from operations	10,379,575	73,864,836	9,425,958	12,134,725
Total distributions–Class A	(927,644)	(536,516)	(928,554)	(1,010,621)
Total distributions–Class Y	(58,488)	(41,807)	(104)	(1,726)
Total distributions–Class P	(36,659,203)	(23,157,321)	(7,373,887)	(7,515,389)
Total distributions	(37,645,335)	(23,735,644)	(8,302,545)	(8,527,736)
From beneficial interest transactions:
Proceeds from shares sold	72,942,502	55,865,815	35,995,140	34,307,390
Cost of shares redeemed	(99,278,428)	(158,424,420)	(45,572,977)	(69,883,979)
Shares issued on reinvestment of dividends and distributions	34,888,691	21,691,844	7,002,342	7,191,061
Net increase (decrease) in net assets from beneficial interest transactions	8,552,765	(80,866,761)	(2,575,495)	(28,385,528)
Net increase (decrease) in net assets	(18,712,995)	(30,737,569)	(1,452,082)	(24,778,539)
Net assets:
Beginning of year	713,753,191	744,490,760	319,536,720	344,315,259
End of year	$695,040,196	$713,753,191	$318,084,638	$319,536,720

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2021	2020	2021	2020	2021	2020
From operations:
Net investment income (loss)	$2,715,612	$3,612,291	$14,315,239	$15,582,289	$11,921,221	$21,144,188
Net realized gain (loss)	16,265,046	9,499,225	4,287,386	(6,943,553)	201,711,241	(37,732,647)
Net change in unrealized appreciation (depreciation)	(11,974,276)	10,831,179	16,605,868	(6,391,940)	149,359,534	(114,809,117)
Net increase (decrease) in net assets resulting from operations	7,006,382	23,942,695	35,208,493	2,246,796	362,991,996	(131,397,576)
Total distributions–Class A	(807,848)	(450,741)	(321,956)	(317,287)	(1,082,191)	(5,895,712)
Total distributions–Class Y	(58,492)	(36,042)	(32,610)	(32,890)	(217,108)	(964,841)
Total distributions–Class P	(9,288,367)	(5,641,491)	(14,254,371)	(16,750,587)	(12,444,560)	(57,764,572)
Total distributions	(10,154,707)	(6,128,274)	(14,608,937)	(17,100,764)	(13,743,859)	(64,625,125)
From beneficial interest transactions:
Proceeds from shares sold	24,484,715	17,941,404	23,583,940	20,352,778	82,392,120	83,077,749
Cost of shares redeemed	(43,734,995)	(70,808,253)	(45,598,396)	(63,060,315)	(158,829,701)	(225,376,440)
Shares issued on reinvestment of dividends and distributions	9,379,708	5,592,944	13,240,766	15,593,860	12,706,808	60,176,778
Net increase (decrease) in net assets from beneficial interest transactions	(9,870,572)	(47,273,905)	(8,773,690)	(27,113,677)	(63,730,773)	(82,121,913)
Net increase (decrease) in net assets	(13,018,897)	(29,459,484)	11,825,866	(41,967,645)	285,517,364	(278,144,614)
Net assets:
Beginning of year	331,449,614	360,909,098	266,420,805	308,388,450	854,855,228	1,132,999,842
End of year	$318,430,717	$331,449,614	$278,246,671	$266,420,805	$1,140,372,592	$854,855,228

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2021	2020	2021	2020
From operations:
Net investment income (loss)	$(5,362,754)	$1,778,713	$1,220,163	$2,434,134
Net realized gain (loss)	263,153,334	204,404,402	76,909,307	(18,545,795)
Net change in unrealized appreciation (depreciation)	87,151,223	54,481,926	116,171,799	(23,649,247)
Net increase (decrease) in net assets resulting from operations	344,941,803	260,665,041	194,301,269	(39,760,908)
Total distributions–Class A	(9,968,468)	(7,086,365)	(77,083)	(112,471)
Total distributions–Class Y	(3,361,479)	(2,366,065)	(730)	(1,544)
Total distributions–Class P	(178,529,295)	(161,282,475)	(2,590,795)	(3,450,140)
Total distributions	(191,859,242)	(170,734,905)	(2,668,608)	(3,564,155)
From beneficial interest transactions:
Proceeds from shares sold	45,291,855	48,670,686	30,753,325	37,452,012
Cost of shares redeemed	(263,965,503)	(347,217,530)	(77,781,460)	(83,949,503)
Shares issued on reinvestment of dividends and distributions	180,829,439	161,015,785	2,469,182	3,298,445
Net increase (decrease) in net assets from beneficial interest transactions	(37,844,209)	(137,531,059)	(44,558,953)	(43,199,046)
Net increase (decrease) in net assets	115,238,352	(47,600,923)	147,073,708	(86,524,109)
Net assets:
Beginning of year	1,173,086,557	1,220,687,480	351,802,239	438,326,348
End of year	$1,288,324,909	$1,173,086,557	$498,875,947	$351,802,239

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2021	2020	2021	2020	2021	2020
From operations:
Net investment income (loss)	$(2,910,721)	$(2,031,721)	$15,894,787	$15,347,557	$2,346,056	$4,057,985
Net realized gain (loss)	152,613,382	22,585,591	87,876,557	(32,591,877)	73,896,990	(9,769,310)
Net change in unrealized appreciation (depreciation)	30,872,325	14,802,629	156,706,070	14,437,755	6,067,158	27,842,320
Net increase (decrease) in net assets resulting from operations	180,574,986	35,356,499	260,477,414	(2,806,565)	82,310,204	22,130,995
Total distributions–Class A	(2,001,171)	(3,576,830)	(293,209)	(642,744)	(47,691)	(39,959)
Total distributions–Class Y	(2,172)	(6,744)	(172,425)	(335,379)	(71,343)	(67,299)
Total distributions–Class P	(28,184,439)	(56,800,533)	(12,507,238)	(26,308,470)	(4,381,438)	(4,028,749)
Total distributions	(30,187,782)	(60,384,107)	(12,972,872)	(27,286,593)	(4,500,472)	(4,136,007)
From beneficial interest transactions:
Proceeds from shares sold	17,732,354	22,443,525	64,104,081	69,829,257	26,208,693	29,516,112
Cost of shares redeemed	(96,881,194)	(105,068,542)	(137,257,207)	(203,050,199)	(67,153,760)	(82,941,672)
Shares issued on reinvestment of dividends and distributions	28,584,286	57,118,726	12,050,762	25,376,653	4,201,916	3,876,013
Net increase (decrease) in net assets from beneficial interest transactions	(50,564,554)	(25,506,291)	(61,102,364)	(107,844,289)	(36,743,151)	(49,549,547)
Net increase (decrease) in net assets	99,822,650	(50,533,899)	186,402,178	(137,937,447)	41,066,581	(31,554,559)
Net assets:
Beginning of year	407,243,727	457,777,626	850,259,733	988,197,180	356,103,141	387,657,700
End of year	$507,066,377	$407,243,727	$1,036,661,911	$850,259,733	$397,169,722	$356,103,141

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2021	2020	2021	2020
From operations:
Net investment income (loss)	$1,308,392	$2,121,178	$(5,589,722)	$(1,702,867)
Net realized gain (loss)	10,828,404	(11,260,564)	46,241,768	16,928,506
Net change in unrealized appreciation (depreciation)	22,268,831	(9,925,075)	(7,804,506)	3,847,757
Net increase (decrease) in net assets resulting from operations	34,405,627	(19,064,461)	32,847,540	19,073,396
Total distributions–Class A	(8,163)	(17,533)	(292,742)	—
Total distributions–Class Y	—	—	(20,773)	(801)
Total distributions–Class P	(2,638,213)	(6,001,633)	(22,083,642)	(929,309)
Total distributions	(2,646,376)	(6,019,166)	(22,397,157)	(930,110)
From beneficial interest transactions:
Proceeds from shares sold	11,050,040	10,962,652	35,717,483	31,884,494
Cost of shares redeemed	(18,545,546)	(24,961,674)	(70,712,030)	(122,937,832)
Shares issued on reinvestment of dividends and distributions	2,465,994	5,577,573	21,218,568	863,693
Net increase (decrease) in net assets from beneficial interest transactions	(5,029,512)	(8,421,449)	(13,775,979)	(90,189,645)
Net increase (decrease) in net assets	26,729,739	(33,505,076)	(3,325,596)	(72,046,359)
Net assets:
Beginning of year	88,172,923	121,677,999	457,264,405	529,310,764
End of year	$114,902,662	$88,172,923	$453,938,809	$457,264,405

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the period ended July 31, 2021

PACE International Equity Investments
Cash flows from operating activites
Net increase (decrease) in net assets resulting from operations	$260,477,414
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(566,874,892)
Purchases to cover investments sold short	(140,538,572)
Proceeds from disposition of long-term investments	616,898,182
Sales of investments sold short	142,993,652
Net purchases from short-term investments	(8,280,278)
Net realized gain (loss) from investments in securities	(96,599,822)
Net realized gain (loss) from investments sold short	8,706,499
Net change in unrealized appreciation (depreciation) of investments in securities	(170,082,966)
Net change in unrealized appreciation (depreciation) of investments sold short	13,397,840
Changes in assets and liabilities:
Increase (decrease) in assets:
Cash collateral on investments sold short	(1,328,941)
Receivable for interest and dividends	(531,487)
Receivable for foreign tax reclaims	(522,815)
Other assets	(932)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	17,071,930
Payable to affiliate	84,435
Payable to custodian	362,280
Payable for foreign withholding taxes and foreign capital gains taxes	167,583
Payable for dividends and interest on investments sold short	(35,086)
Accrued expenses and other liabilities	(56,224)
Net cash provided from operating activities	75,307,800
Cash flows from financing activities
Proceeds from borrowings	6,738,799
Payments from borrowings	(6,738,799)
Proceeds from shares sold	64,144,846
Cost of shares repurchased	(137,623,499)
Dividends paid to shareholders	(922,110)
Net cash used in financing activities	(74,400,763)
Net increase (decrease) in cash and foreign currency	907,037
Cash and foreign currency, beginning of year	$804,458
Cash and foreign currency, end of year	$1,711,495
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(12,050,762)
Cash paid during the period for interest	$613

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the period ended July 31, 2021

PACE Alternative Strategies Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$32,847,540
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) for operating activities:
Purchases of long-term investments securities	(1,382,916,255)
Purchases to cover investments sold short	(842,597,169)
Proceeds from disposition of long-term investments securities	1,509,353,778
Sales of investments sold short	834,923,223
Net proceeds from short-term investments	(22,061,379)
Net realized (gain) loss from investments in securities	(111,105,465)
Net realized (gain) loss from investments sold short	45,491,290
Net amortization of bond discount and amortization of bond premium	95,668
Net change in unrealized appreciation (depreciation) of investments in securities	(5,627,926)
Net change in unrealized appreciation (depreciation) of investments sold short	15,467,329
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	2,077,303
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on options	(66,084)
Cash collateral on futures	1,703,315
Cash Collateral on swaps agreements	(7,658,474)
Cash collateral on investments sold short	(40,307,720)
Cash collateral for forward foreign currency contracts	12,071,000
Due from broker	(160,766)
Receivable for interest	(378,807)
OTC swap agreements, at value	2,804,113
Receivable for variation margin on futures contracts	708,399
Receivable for variation margin on centrally cleared swap agreements	(40,583)
Receivable for foreign tax reclaims	(7,232)
Receivable from affiliate	13,467
Other assets	(260)
Increase (decrease) in liabilities:
Due to broker	(172,102)
Options and swaptions written, at value	562,480
OTC swap agreements, at value	(5,432,470)
Payable for dividends and interest expense on securities sold short	(31,011)
Payable for bank loan	1,102,911
Payable to affiliate	294,311
Payable to custodian	(325)
Payable for dividend and interest expense on investments sold short	(7,602)
Accrued expenses and other liabilities	30,816
Net cash provided by operating activities	40,975,313
Cash flows from financing activities
Proceeds from shares sold	35,675,046
Cost of shares repurchased	(71,780,552)
Dividends paid to shareholders	(1,178,589)
Net cash used in financing activities	(37,284,095)
Net increase (decrease) in cash and foreign currency	3,691,218
Cash and foreign currency, beginning of period	4,570,855
Cash and foreign currency, end of period	$8,262,073
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(21,218,568)
Cash paid during the period for interest	$1,592

See accompanying notes to financial statements.

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UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.008	0.017	0.008	0.001
Net realized gain (loss)	0.000[1]	—	0.000[1]	0.000[1]	(0.000)[1]
Net increase (decrease) from operations	0.000[1]	0.008	0.017	0.008	0.001
Dividends from net investment income	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.76%	1.72%	0.83%	0.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.65%	0.75%	0.90%	0.89%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.10%	0.49%	0.60%	0.60%	0.52%
Net investment income (loss)	0.01%	0.60%	1.71%	0.82%	0.12%
Supplemental data:
Net assets, end of year (000's)	$262,353	$316,103	$184,602	$188,794	$199,585

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.03	$12.69	$12.34	$12.85	$13.15
Net investment income (loss)[1]	0.13	0.26	0.30	0.24	0.17
Net realized and unrealized gain (loss)	0.04	0.48	0.46	(0.38)	(0.13)
Net increase (decrease) from operations	0.17	0.74	0.76	(0.14)	0.04
Dividends from net investment income	(0.37)	(0.40)	(0.41)	(0.37)	(0.34)
Net asset value, end of year	$12.83	$13.03	$12.69	$12.34	$12.85
Total investment return[2]	1.20%	6.02%	6.27%	(1.12)%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.14%	1.36%	1.38%	1.09%[3]	1.08%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.98%	1.20%	1.25%	0.97%[3]	0.97%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	0.98%	2.02%	2.42%	1.88%	1.33%
Supplemental data:
Net assets, end of year (000's)	$28,960	$31,498	$34,380	$30,489	$36,239
Portfolio turnover	796%	765%	905%	887%	1,255%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.04	$12.69	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.16	0.30	0.33	0.27	0.19
Net realized and unrealized gain (loss)	0.03	0.48	0.45	(0.38)	(0.12)
Net increase (decrease) from operations	0.19	0.78	0.78	(0.11)	0.07
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of year	$12.83	$13.04	$12.69	$12.35	$12.86
Total investment return[2]	1.46%	6.28%	6.44%	(0.87)%	0.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.95%	1.23%	1.25%	1.01%[3]	0.99%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.73%	0.97%	0.98%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.24%	2.35%	2.66%	2.12%	1.49%
Supplemental data:
Net assets, end of year (000's)	$13,535	$15,308	$25,481	$30,542	$45,658
Portfolio turnover	796%	765%	905%	887%	1,255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.04	$12.70	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.16	0.29	0.33	0.27	0.21
Net realized and unrealized gain (loss)	0.04	0.48	0.46	(0.38)	(0.14)
Net increase (decrease) from operations	0.20	0.77	0.79	(0.11)	0.07
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of year	$12.84	$13.04	$12.70	$12.35	$12.86
Total investment return[2]	1.53%	6.20%	6.53%	(0.87)%	0.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.96%	1.18%	1.22%	0.93%[3]	0.92%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.73%	0.95%	1.00%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.23%	2.26%	2.66%	2.14%	1.60%
Supplemental data:
Net assets, end of year (000's)	$273,956	$281,524	$302,107	$321,912	$352,789
Portfolio turnover	796%	765%	905%	887%	1,255%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.12	0.23	0.30	0.24	0.16
Net realized and unrealized gain (loss)	(0.22)	0.95	0.56	(0.42)	(0.06)
Net increase (decrease) from operations	(0.10)	1.18	0.86	(0.18)	0.10
Dividends from net investment income	(0.17)	(0.26)	(0.32)	(0.26)	(0.17)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.48)	(0.26)	(0.32)	(0.26)	(0.21)
Net asset value, end of year	$12.78	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.72)%	9.61%	7.33%	(1.43)%	0.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%	1.04%[3]	1.05%[3]	1.00%[3]	1.01%[3]
Expenses after fee waivers and/or expense reimbursements	0.91%	0.91%[3]	0.91%[3]	0.93%[3]	0.93%[3]
Net investment income (loss)	0.95%	1.82%	2.52%	1.97%	1.32%
Supplemental data:
Net assets, end of year (000's)	$12,045	$13,475	$13,652	$14,254	$16,884
Portfolio turnover	416%	403%	511%	537%	437%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.16	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.22)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.06)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of year	$12.78	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.47)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.87%[3]	0.98%[3]	0.95%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	1.22%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of year (000's)	$199	$271	$325	$293	$337
Portfolio turnover	416%	403%	511%	537%	437%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.15	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.20)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.05)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of year	$12.79	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.39)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%	0.84%[3]	0.86%[3]	0.81%[3]	0.82%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	1.20%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of year (000's)	$309,129	$323,819	$334,203	$352,865	$374,144
Portfolio turnover	416%	403%	511%	537%	437%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.91	$13.91	$13.32	$13.81	$14.21
Net investment income (loss)[1]	0.32	0.37	0.40	0.35	0.36
Net realized and unrealized gain (loss)	(0.14)	1.06	0.61	(0.47)	(0.15)
Net increase (decrease) from operations	0.18	1.43	1.01	(0.12)	0.21
Dividends from net investment income	(0.33)	(0.43)	(0.42)	(0.37)	(0.39)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.76)	(0.43)	(0.42)	(0.37)	(0.61)
Net asset value, end of year	$14.33	$14.91	$13.91	$13.32	$13.81
Total investment return[2]	1.25%	10.56%	7.69%	(0.89)%	1.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.00%	1.35%	1.56%	1.05%	1.12%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.94%	1.28%	1.51%	1.01%	1.06%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.93%	0.93%	0.96%	0.96%	0.96%
Net investment income (loss)	2.19%	2.57%	2.98%	2.57%	2.59%
Supplemental data:
Net assets, end of year (000's)	$15,976	$18,980	$18,074	$13,652	$13,605
Portfolio turnover	147%	248%	308%	243%	212%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.88	$13.88	$13.29	$13.79	$14.19
Net investment income (loss)[1]	0.35	0.40	0.43	0.38	0.39
Net realized and unrealized gain (loss)	(0.13)	1.06	0.62	(0.48)	(0.15)
Net increase (decrease) from operations	0.22	1.46	1.05	(0.10)	0.24
Dividends from net investment income	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of year	$14.31	$14.88	$13.88	$13.29	$13.79
Total investment return[2]	1.54%	10.78%	8.05%	(0.71)%	1.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including interest expense	0.71%	1.30%	1.42%	0.93%	1.03%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%	1.03%	1.24%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.43%	2.83%	3.24%	2.81%	2.84%
Supplemental data:
Net assets, end of year (000's)	$1,033	$1,110	$1,364	$1,370	$1,599
Portfolio turnover	147%	248%	308%	243%	212%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.90	$13.90	$13.31	$13.81	$14.20
Net investment income (loss)[1]	0.35	0.40	0.44	0.38	0.39
Net realized and unrealized gain (loss)	(0.14)	1.06	0.61	(0.48)	(0.14)
Net increase (decrease) from operations	0.21	1.46	1.05	(0.10)	0.25
Dividends from net investment income	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of year	$14.32	$14.90	$13.90	$13.31	$13.81
Total investment return[2]	1.51%	10.76%	8.04%	(0.71)%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including interest expense	0.78%	1.13%	1.32%	0.84%	0.90%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%	1.03%	1.23%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.44%	2.83%	3.25%	2.82%	2.84%
Supplemental data:
Net assets, end of year (000's)	$678,031	$693,664	$725,052	$758,303	$808,009
Portfolio turnover	147%	248%	308%	243%	212%

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.40	$13.23	$12.73	$13.08	$13.55
Net investment income (loss)[1]	0.26	0.27	0.34	0.33	0.32
Net realized and unrealized gain (loss)	0.11	0.20	0.53	(0.32)	(0.37)
Net increase (decrease) from operations	0.37	0.47	0.87	0.01	(0.05)
Dividends from net investment income	(0.24)	(0.25)	(0.34)	(0.34)	(0.32)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.32)	(0.30)	(0.37)	(0.36)	(0.42)
Net asset value, end of year	$13.45	$13.40	$13.23	$12.73	$13.08
Total investment return[2]	2.81%	3.66%	6.92%	0.03%	(0.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.92%	0.92%	0.91%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.82%	0.85%
Net investment income (loss)	1.95%	2.07%	2.62%	2.58%	2.47%
Supplemental data:
Net assets, end of year (000's)	$37,068	$40,355	$45,403	$38,714	$46,784
Portfolio turnover	9%	10%	21%	19%	14%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.41	$13.23	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.30	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	0.10	0.22	0.52	(0.32)	(0.38)
Net increase (decrease) from operations	0.40	0.52	0.89	0.05	(0.03)
Dividends from net investment income	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$13.45	$13.41	$13.23	$12.74	$13.08
Total investment return[2]	2.99%	4.00%	7.10%	0.34%	(0.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%	0.73%	0.73%	0.71%	0.71%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.64%
Net investment income (loss)	2.20%	2.31%	2.87%	2.83%	2.67%
Supplemental data:
Net assets, end of year (000's)	$4	$4	$68	$65	$91
Portfolio turnover	9%	10%	21%	19%	14%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.41	$13.24	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.29	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	0.12	0.21	0.53	(0.32)	(0.38)
Net increase (decrease) from operations	0.41	0.51	0.90	0.05	(0.03)
Dividends from net investment income	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$13.46	$13.41	$13.24	$12.74	$13.08
Total investment return[2]	3.06%	3.92%	7.18%	0.34%	(0.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.61%
Net investment income (loss)	2.20%	2.30%	2.87%	2.84%	2.71%
Supplemental data:
Net assets, end of year (000's)	$281,012	$279,178	$298,844	$309,878	$323,715
Portfolio turnover	9%	10%	21%	19%	14%

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.58	$10.01	$9.73	$10.04	$10.79
Net investment income (loss)[1]	0.07	0.09	0.11	0.09	0.11
Net realized and unrealized gain (loss)	0.14	0.64	0.32	(0.26)	(0.61)
Net increase (decrease) from operations	0.21	0.73	0.43	(0.17)	(0.50)
Dividends from net investment income	(0.11)	(0.16)	(0.15)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.14)	(0.07)
Total dividends and return of capital	(0.31)	(0.16)	(0.15)	(0.14)	(0.25)
Net asset value, end of year	$10.48	$10.58	$10.01	$9.73	$10.04
Total investment return[2]	2.04%	7.36%	4.48%	(1.72)%	(4.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%	1.27%	1.26%[3]	1.27%[3]	1.29%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%	1.03%[3]	1.09%[3]	1.10%[3]
Net investment income (loss)	0.67%	0.88%	1.12%	0.93%	1.11%
Supplemental data:
Net assets, end of year (000's)	$26,309	$28,811	$30,448	$31,480	$38,368
Portfolio turnover	132%	136%	54%	221%	199%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.51	$9.96	$9.69	$10.00	$10.75
Net investment income (loss)[1]	0.09	0.10	0.12	0.11	0.13
Net realized and unrealized gain (loss)	0.15	0.63	0.32	(0.26)	(0.62)
Net increase (decrease) from operations	0.24	0.73	0.44	(0.15)	(0.49)
Dividends from net investment income	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of year	$10.41	$10.51	$9.96	$9.69	$10.00
Total investment return[2]	2.20%	7.47%	4.66%	(1.51)%	(4.45)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%	1.05%	1.10%[3]	1.15%[3]	1.13%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%	0.87%	0.87%[3]	0.94%[3]	0.94%[3]
Net investment income (loss)	0.83%	1.04%	1.28%	1.08%	1.28%
Supplemental data:
Net assets, end of year (000's)	$1,777	$1,943	$2,182	$2,324	$2,592
Portfolio turnover	132%	136%	54%	221%	199%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.56	$10.00	$9.72	$10.03	$10.79
Net investment income (loss)[1]	0.09	0.11	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.15	0.63	0.32	(0.26)	(0.63)
Net increase (decrease) from operations	0.24	0.74	0.45	(0.15)	(0.50)
Dividends from net investment income	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of year	$10.46	$10.56	$10.00	$9.72	$10.03
Total investment return[2]	2.20%	7.54%	4.75%	(1.50)%	(4.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%	1.08%	1.09%[3]	1.09%[3]	1.11%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%	0.84%	0.84%[3]	0.90%[3]	0.92%[3]
Net investment income (loss)	0.85%	1.07%	1.31%	1.12%	1.29%
Supplemental data:
Net assets, end of year (000's)	$290,345	$300,695	$328,278	$369,353	$403,015
Portfolio turnover	132%	136%	54%	221%	199%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.28	$9.72	$9.81	$10.07	$9.59
Net investment income (loss)[1]	0.50	0.50	0.53	0.53	0.54
Net realized and unrealized gain (loss)	0.73	(0.40)	(0.09)	(0.26)	0.48
Net increase (decrease) from operations	1.23	0.10	0.44	0.27	1.02
Dividends from net investment income	(0.50)	(0.54)	(0.53)	(0.53)	(0.54)
Total dividends, distributions and return of capital	(0.50)	(0.54)	(0.53)	(0.53)	(0.54)
Net asset value, end of year	$10.01	$9.28	$9.72	$9.81	$10.07
Total investment return[2]	13.48%	1.25%	4.66%	2.76%	10.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%	1.24%	1.23%[3]	1.22%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.06%	1.06%[3]	1.06%	1.07%
Net investment income (loss)	5.12%	5.39%	5.52%	5.29%	5.43%
Supplemental data:
Net assets, end of year (000's)	$4,662	$7,507	$5,813	$3,748	$4,251
Portfolio turnover	75%	82%	62%	63%	91%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.32	$9.76	$9.86	$10.10	$9.62
Net investment income (loss)[1]	0.52	0.52	0.55	0.56	0.56
Net realized and unrealized gain (loss)	0.74	(0.40)	(0.10)	(0.25)	0.48
Net increase (decrease) from operations	1.26	0.12	0.45	0.31	1.04
Dividends from net investment income	(0.52)	(0.56)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.52)	(0.56)	(0.55)	(0.55)	(0.56)
Net asset value, end of year	$10.06	$9.32	$9.76	$9.86	$10.10
Total investment return[2]	13.71%	1.49%	4.79%	3.06%	11.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.98%	0.93%	0.92%[3]	0.85%	1.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%	0.88%	0.88%[3]	0.79%	0.88%
Net investment income (loss)	5.24%	5.58%	5.69%	5.57%	5.66%
Supplemental data:
Net assets, end of year (000's)	$647	$568	$560	$534	$518
Portfolio turnover	75%	82%	62%	63%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.28	$9.73	$9.83	$10.09	$9.61
Net investment income (loss)[1]	0.51	0.52	0.55	0.54	0.55
Net realized and unrealized gain (loss)	0.74	(0.40)	(0.10)	(0.25)	0.49
Net increase (decrease) from operations	1.25	0.12	0.45	0.29	1.04
Dividends from net investment income	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Net asset value, end of year	$10.01	$9.28	$9.73	$9.83	$10.09
Total investment return[2]	13.78%	1.40%	4.80%	2.96%	11.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.10%	1.09%[3]	1.07%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%	0.91%	0.91%[3]	0.91%	0.92%
Net investment income (loss)	5.21%	5.53%	5.66%	5.44%	5.59%
Supplemental data:
Net assets, end of year (000's)	$272,938	$258,345	$302,015	$347,364	$376,424
Portfolio turnover	75%	82%	62%	63%	91%

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.87	$21.57	$23.76	$23.70	$21.35
Net investment income (loss)[1]	0.21	0.38	0.38	0.35	0.33
Net realized and unrealized gain (loss)	7.51	(2.83)	(0.40)	1.73	2.99
Net increase (decrease) from operations	7.72	(2.45)	(0.02)	2.08	3.32
Dividends from net investment income	(0.25)	(0.39)	(0.35)	(0.32)	(0.35)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.25)	(1.25)	(2.17)	(2.02)	(0.97)
Net asset value, end of year	$25.34	$17.87	$21.57	$23.76	$23.70
Total investment return[2]	43.50%	(12.41)%	1.06%	8.83%	15.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.32%	1.47%	1.44%	1.46%	1.45%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.32%	1.47%	1.44%	1.46%	1.44%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.12%	1.13%	1.11%	1.10%	1.11%
Net investment income (loss)	0.95%	1.91%	1.77%	1.46%	1.47%
Supplemental data:
Net assets, end of year (000's)	$103,828	$81,190	$107,796	$111,759	$117,223
Portfolio turnover	117%	72%	81%	68%	71%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.91	$21.64	$23.83	$23.77	$21.41
Net investment income (loss)[1]	0.26	0.42	0.44	0.41	0.39
Net realized and unrealized gain (loss)	7.54	(2.84)	(0.40)	1.73	3.00
Net increase (decrease) from operations	7.80	(2.42)	0.04	2.14	3.39
Dividends from net investment income	(0.31)	(0.45)	(0.41)	(0.38)	(0.41)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.31)	(1.31)	(2.23)	(2.08)	(1.03)
Net asset value, end of year	$25.40	$17.91	$21.64	$23.83	$23.77
Total investment return[2]	43.81%	(12.22)%	1.35%	9.08%	16.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%	1.55%	1.19%	1.21%	1.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.08%	1.23%	1.19%	1.21%	1.19%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.86%	0.85%	0.86%
Net investment income (loss)	1.18%	2.15%	2.01%	1.71%	1.73%
Supplemental data:
Net assets, end of year (000's)	$17,611	$13,059	$16,463	$17,206	$17,451
Portfolio turnover	117%	72%	81%	68%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.81	$21.51	$23.71	$23.66	$21.31
Net investment income (loss)[1]	0.26	0.42	0.44	0.40	0.38
Net realized and unrealized gain (loss)	7.50	(2.82)	(0.42)	1.72	2.99
Net increase (decrease) from operations	7.76	(2.40)	0.02	2.12	3.37
Dividends from net investment income	(0.30)	(0.44)	(0.40)	(0.37)	(0.40)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.30)	(1.30)	(2.22)	(2.07)	(1.02)
Net asset value, end of year	$25.27	$17.81	$21.51	$23.71	$23.66
Total investment return[2]	43.92%	(12.24)%	1.28%	9.06%	16.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%	1.24%	1.21%	1.23%	1.22%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.07%	1.23%	1.21%	1.22%	1.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.88%	0.87%	0.88%
Net investment income (loss)	1.19%	2.16%	2.01%	1.69%	1.70%
Supplemental data:
Net assets, end of year (000's)	$1,018,933	$760,606	$1,008,741	$1,184,977	$1,197,155
Portfolio turnover	117%	72%	81%	68%	71%

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$26.11	$24.27	$27.06	$25.18	$22.37
Net investment income (loss)[1]	(0.19)	(0.02)	(0.06)	(0.06)	0.02
Net realized and unrealized gain (loss)	7.99	5.61	1.74	4.55	3.54
Net increase (decrease) from operations	7.80	5.59	1.68	4.49	3.56
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.75)	(4.47)	(2.61)	(0.75)
Net asset value, end of year	$28.94	$26.11	$24.27	$27.06	$25.18
Total investment return[2]	32.62%	26.36%	10.08%	18.72%	16.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.16%[3]	1.14%[3]	1.14%[3]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.13%[3]	1.14%[3]	1.17%[3]
Net investment income (loss)	(0.69)%	(0.10)%	(0.27)%	(0.22)%	0.07%
Supplemental data:
Net assets, end of year (000's)	$63,320	$54,124	$48,197	$47,549	$45,095
Portfolio turnover	39%	42%	34%	41%	40%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$27.83	$25.61	$28.23	$26.12	$23.19
Net investment income (loss)[1]	(0.12)	0.04	(0.01)	0.01	0.08
Net realized and unrealized gain (loss)	8.55	5.97	1.87	4.74	3.66
Net increase (decrease) from operations	8.43	6.01	1.86	4.75	3.74
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.09)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.81)
Net asset value, end of year	$31.29	$27.83	$25.61	$28.23	$26.12
Total investment return[2]	32.89%	26.71%	10.38%	19.03%	16.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3]	0.88%[3]	0.88%[3]	0.88%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.88%[3]	0.88%[3]	0.88%[3]	0.91%[3]
Net investment income (loss)	(0.42)%	0.15%	(0.02)%	0.05%	0.33%
Supplemental data:
Net assets, end of year (000's)	$22,743	$19,149	$16,329	$15,715	$14,238
Portfolio turnover	39%	42%	34%	41%	40%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$27.52	$25.37	$28.01	$25.94	$23.03
Net investment income (loss)[1]	(0.12)	0.04	(0.00)[4]	0.01	0.07
Net realized and unrealized gain (loss)	8.46	5.90	1.84	4.70	3.64
Net increase (decrease) from operations	8.34	5.94	1.84	4.71	3.71
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.08)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.80)
Net asset value, end of year	$30.89	$27.52	$25.37	$28.01	$25.94
Total investment return[2]	32.89%	26.72%	10.34%	19.03%	16.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]	0.92%[3]	0.90%[3]	0.90%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.89%[3]	0.92%[3]
Net investment income (loss)	(0.43)%	0.17%	(0.01)%	0.03%	0.32%
Supplemental data:
Net assets, end of year (000's)	$1,202,262	$1,099,813	$1,156,162	$1,327,262	$1,270,696
Portfolio turnover	39%	42%	34%	41%	40%

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.88	$18.74	$21.05	$20.90	$18.86
Net investment income (loss)[1]	0.02	0.08	0.10	0.07	0.13
Net realized and unrealized gain (loss)	9.53	(1.81)	(1.29)	2.49	2.75
Net increase (decrease) from operations	9.55	(1.73)	(1.19)	2.56	2.88
Dividends from net investment income	(0.10)	(0.13)	(0.13)	(0.02)	(0.28)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.10)	(0.13)	(1.12)	(2.41)	(0.84)
Net asset value, end of year	$26.33	$16.88	$18.74	$21.05	$20.90
Total investment return[2]	56.72%	(9.32)%	(4.68)%	12.93%	15.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%	1.23%[3]	1.22%[3]	1.21%	1.23%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%	1.23%[3]	1.22%[3]	1.21%	1.21%[3]
Net investment income (loss)	0.09%	0.47%	0.52%	0.34%	0.66%
Supplemental data:
Net assets, end of year (000's)	$19,885	$13,279	$17,094	$18,342	$17,627
Portfolio turnover	50%	59%	68%	60%	102%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.69	$19.63	$22.00	$21.71	$19.55
Net investment income (loss)[1]	0.07	0.14	0.16	0.15	0.30
Net realized and unrealized gain (loss)	9.98	(1.90)	(1.35)	2.58	2.70
Net increase (decrease) from operations	10.05	(1.76)	(1.19)	2.73	3.00
Dividends from net investment income	(0.13)	(0.18)	(0.19)	(0.05)	(0.28)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.13)	(0.18)	(1.18)	(2.44)	(0.84)
Net asset value, end of year	$27.61	$17.69	$19.63	$22.00	$21.71
Total investment return[2]	56.98%	(9.08)%	(4.44)%	13.26%	15.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.00%	1.04%[3]	0.94%[3]	0.89%	1.13%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%	1.04%[3]	0.94%[3]	0.89%	1.10%[3]
Net investment income (loss)	0.29%	0.77%	0.79%	0.70%	1.43%
Supplemental data:
Net assets, end of year (000's)	$153	$105	$178	$232	$297
Portfolio turnover	50%	59%	68%	60%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.45	$19.36	$21.69	$21.47	$19.35
Net investment income (loss)[1]	0.06	0.12	0.13	0.11	0.17
Net realized and unrealized gain (loss)	9.85	(1.86)	(1.31)	2.55	2.81
Net increase (decrease) from operations	9.91	(1.74)	(1.18)	2.66	2.98
Dividends from net investment income	(0.14)	(0.17)	(0.16)	(0.05)	(0.30)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.14)	(0.17)	(1.15)	(2.44)	(0.86)
Net asset value, end of year	$27.22	$17.45	$19.36	$21.69	$21.47
Total investment return[2]	56.95%	(9.12)%	(4.49)%	13.07%	15.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.02%	1.09%[3]	1.07%[3]	1.07%	1.09%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%	1.04%[3]	1.04%[3]	1.06%	1.07%[3]
Net investment income (loss)	0.28%	0.65%	0.69%	0.50%	0.82%
Supplemental data:
Net assets, end of year (000's)	$478,837	$338,418	$421,054	$517,363	$503,464
Portfolio turnover	50%	59%	68%	60%	102%

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.82	$16.82	$19.54	$16.79	$14.34
Net investment income (loss)[1]	(0.15)	(0.10)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	7.42	1.65	0.45	3.88	2.54
Net increase (decrease) from operations	7.27	1.55	0.33	3.76	2.45
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$21.72	$15.82	$16.82	$19.54	$16.79
Total investment return[2]	47.35%	10.43%	4.67%	23.29%	17.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.19%[3]	1.23%[3]	1.21%[3]	1.20%[3]	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.19%[3]	1.23%[3]	1.21%[3]	1.19%[3]	1.19%
Net investment income (loss)	(0.77)%	(0.64)%	(0.67)%	(0.66)%	(0.61)%
Supplemental data:
Net assets, end of year (000's)	$31,412	$23,755	$24,675	$24,749	$22,681
Portfolio turnover	98%	89%	135%	99%	93%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.87	$18.65	$21.26	$18.08	$15.44
Net investment income (loss)[1]	(0.15)	(0.08)	(0.10)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	8.42	1.85	0.54	4.21	2.72
Net increase (decrease) from operations	8.27	1.77	0.44	4.19	2.64
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$24.77	$17.87	$18.65	$21.26	$18.08
Total investment return[2]	47.52%	10.60%	4.82%	23.97%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.20%[3]	1.21%[3]	0.92%[3]	0.69%[3]	1.24%
Expenses after fee waivers and/or expense reimbursements	1.08%[3]	1.08%[3]	1.08%[3,4]	0.67%[3]	1.13%
Net investment income (loss)	(0.66)%	(0.49)%	(0.54)%	(0.12)%	(0.48)%
Supplemental data:
Net assets, end of year (000's)	$36	$28	$49	$47	$100
Portfolio turnover	98%	89%	135%	99%	93%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.39	$18.21	$20.85	$17.82	$15.21
Net investment income (loss)[1]	(0.13)	(0.08)	(0.10)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	8.18	1.81	0.51	4.14	2.69
Net increase (decrease) from operations	8.05	1.73	0.41	4.04	2.61
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$24.07	$17.39	$18.21	$20.85	$17.82
Total investment return[2]	47.57%	10.64%	4.83%	23.46%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[3]	1.09%[3]	1.07%[3]	1.06%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements	1.03%[3]	1.08%[3]	1.07%[3]	1.05%[3]	1.07%
Net investment income (loss)	(0.60)%	(0.49)%	(0.52)%	(0.52)%	(0.49)%
Supplemental data:
Net assets, end of year (000's)	$475,618	$383,461	$433,053	$518,869	$469,557
Portfolio turnover	98%	89%	135%	99%	93%

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.64	$15.00	$17.03	$16.23	$14.19
Net investment income (loss)[1]	0.24	0.21	0.24	0.23	0.26
Net realized and unrealized gain (loss)	4.34	(0.18)	(1.13)	0.88	2.06
Net increase (decrease) from operations	4.58	0.03	(0.89)	1.11	2.32
Dividends from net investment income	(0.19)	(0.36)	(0.26)	(0.31)	(0.28)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.19)	(0.39)	(1.14)	(0.31)	(0.28)
Net asset value, end of year	$19.03	$14.64	$15.00	$17.03	$16.23
Total investment return[2]	31.41%	0.00%	(4.56)%	6.88%	16.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.64%	1.78%	1.88%	1.86%[3]	1.79%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.58%	1.78%	1.88%	1.85%[3]	1.76%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%	1.34%	1.34%	1.31%	1.37%
Net investment income (loss)	1.40%	1.42%	1.60%	1.37%	1.77%
Supplemental data:
Net assets, end of year (000's)	$28,773	$23,422	$27,264	$31,165	$31,113
Portfolio turnover	48%	32%	46%	78%	81%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.58	$14.93	$16.98	$16.17	$14.14
Net investment income (loss)[1]	0.28	0.25	0.29	0.28	0.30
Net realized and unrealized gain (loss)	4.33	(0.17)	(1.15)	0.89	2.05
Net increase (decrease) from operations	4.61	0.08	(0.86)	1.17	2.35
Dividends from net investment income	(0.24)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.24)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of year	$18.95	$14.58	$14.93	$16.98	$16.17
Total investment return[2]	31.77%	0.29%	(4.32)%	7.24%	17.04%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.36%	1.47%	1.62%	1.59%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.33%	1.47%	1.62%	1.58%[3]	1.48%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.03%	1.07%	1.04%	1.09%
Net investment income (loss)	1.65%	1.71%	1.90%	1.63%	2.04%
Supplemental data:
Net assets, end of year (000's)	$12,596	$11,053	$11,977	$13,966	$14,726
Portfolio turnover	48%	32%	46%	78%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.54	$14.90	$16.93	$16.13	$14.11
Net investment income (loss)[1]	0.28	0.24	0.29	0.28	0.31
Net realized and unrealized gain (loss)	4.31	(0.17)	(1.13)	0.88	2.03
Net increase (decrease) from operations	4.59	0.07	(0.84)	1.16	2.34
Dividends from net investment income	(0.23)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.23)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of year	$18.90	$14.54	$14.90	$16.93	$16.13
Total investment return[2]	31.74%	0.30%	(4.27)%	7.14%	17.08%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.36%	1.49%	1.60%	1.59%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.33%	1.49%	1.60%	1.58%[3]	1.48%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.05%	1.05%	1.03%	1.09%
Net investment income (loss)	1.65%	1.70%	1.89%	1.66%	2.10%
Supplemental data:
Net assets, end of year (000's)	$995,293	$815,785	$948,956	$1,138,165	$1,104,550
Portfolio turnover	48%	32%	46%	78%	81%

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.79	$12.99	$13.61	$13.59	$11.41
Net investment income (loss)[1]	0.05	0.12	0.16	0.13	0.13
Net realized and unrealized gain (loss)	3.18	0.80	(0.58)	0.03	2.14
Net increase (decrease) from operations	3.23	0.92	(0.42)	0.16	2.27
Dividends from net investment income	(0.15)	(0.12)	(0.20)	(0.14)	(0.09)
Net asset value, end of year	$16.87	$13.79	$12.99	$13.61	$13.59
Total investment return[2]	23.45%	6.97%	(2.91)%	1.11%	19.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%[3]	1.72%[3]	1.71%[3]	1.72%[3]	1.80%[3]
Expenses after fee waivers and/or expense reimbursements	1.55%[3]	1.65%[3]	1.70%[3]	1.70%[3]	1.75%[3]
Net investment income (loss)	0.33%	0.92%	1.24%	0.89%	1.06%
Supplemental data:
Net assets, end of year (000's)	$5,033	$4,605	$4,512	$3,811	$4,076
Portfolio turnover	82%	79%	52%	65%	65%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.92	$13.11	$13.73	$13.70	$11.51
Net investment income (loss)[1]	0.09	0.15	0.19	0.17	0.16
Net realized and unrealized gain (loss)	3.21	0.81	(0.59)	0.03	2.15
Net increase (decrease) from operations	3.30	0.96	(0.40)	0.20	2.31
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of year	$17.04	$13.92	$13.11	$13.73	$13.70
Total investment return[2]	23.78%	7.29%	(2.74)%	1.41%	20.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[3]	1.40%[3]	1.47%[3]	1.45%[3]	1.54%[3]
Expenses after fee waivers and/or expense reimbursements	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]
Net investment income (loss)	0.56%	1.16%	1.45%	1.15%	1.30%
Supplemental data:
Net assets, end of year (000's)	$5,630	$6,067	$6,424	$7,419	$7,795
Portfolio turnover	82%	79%	52%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.85	$13.04	$13.65	$13.63	$11.45
Net investment income (loss)[1]	0.10	0.15	0.19	0.16	0.16
Net realized and unrealized gain (loss)	3.18	0.81	(0.58)	0.03	2.14
Net increase (decrease) from operations	3.28	0.96	(0.39)	0.19	2.30
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of year	$16.95	$13.85	$13.04	$13.65	$13.63
Total investment return[2]	23.75%	7.24%	(2.70)%	1.42%	20.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%[3]	1.51%[3]	1.49%[3]	1.50%[3]	1.59%[3]
Expenses after fee waivers and/or expense reimbursements	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]
Net investment income (loss)	0.59%	1.14%	1.45%	1.14%	1.33%
Supplemental data:
Net assets, end of year (000's)	$386,507	$345,431	$376,722	$437,363	$454,178
Portfolio turnover	82%	79%	52%	65%	65%

See accompanying notes to financial statements.

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PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.13	$7.74	$7.65	$7.69	$8.03
Net investment income (loss)[1]	0.08	0.12	0.14	0.21	0.17
Net realized and unrealized gain (loss)	2.38	(1.37)	0.18	0.06	(0.21)
Net increase (decrease) from operations	2.46	(1.25)	0.32	0.27	(0.04)
Dividends from net investment income	(0.17)	(0.36)	(0.23)	(0.27)	(0.30)
Distributions from net realized gains	—	—	—	(0.04)	—
Total dividends and distributions	(0.17)	(0.36)	(0.23)	(0.31)	(0.30)
Net asset value, end of year	$8.42	$6.13	$7.74	$7.65	$7.69
Total investment return[2]	40.73%	(17.00)%	4.53%	3.50%	(0.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[3]	1.59%[3]	1.56%[3]	1.50%[3]	1.54%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]	1.46%[3]
Net investment income (loss)	1.06%	1.69%	1.81%	2.82%	2.28%
Supplemental data:
Net assets, end of year (000's)	$409	$307	$491	$370	$458
Portfolio turnover	117%	111%	68%	73%	98%

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$5.89	$7.46	$7.37	$7.42	$7.76
Net investment income (loss)[1]	0.09	0.13	0.16	0.22	0.19
Net realized and unrealized gain (loss)	2.28	(1.31)	0.18	0.07	(0.21)
Net increase (decrease) from operations	2.37	(1.18)	0.34	0.29	(0.02)
Dividends from net investment income	(0.18)	(0.39)	(0.25)	(0.30)	(0.32)
Distributions from net realized gains	—	—	—	(0.04)	—
Total dividends and distributions	(0.18)	(0.39)	(0.25)	(0.34)	(0.32)
Net asset value, end of year	$8.08	$5.89	$7.46	$7.37	$7.42
Total investment return[2]	41.05%	(16.85)%	4.92%	3.68%	0.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.65%[3]	1.59%[3]	1.57%[3]	1.53%[3]	1.58%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]	1.21%[3]
Net investment income (loss)	1.32%	1.97%	2.20%	3.08%	2.58%
Supplemental data:
Net assets, end of year (000's)	$114,494	$87,866	$121,187	$137,069	$140,262
Portfolio turnover	117%	111%	68%	73%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.05	$10.60	$10.85	$10.71	$10.49
Net investment income (loss)[1]	(0.17)	(0.06)	0.01	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.96	0.51	0.03	0.16	0.29
Net increase (decrease) from operations	0.79	0.45	0.04	0.14	0.22
Dividends from net investment income	(0.14)	—	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.54)	—	(0.29)	—	—
Net asset value, end of year	$11.30	$11.05	$10.60	$10.85	$10.71
Total investment return[2]	7.21%	4.25%	0.52%	1.21%	2.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.93%	2.80%	2.65%	2.36%	2.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.81%	2.62%	2.58%	2.27%	2.17%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.88%	1.85%	1.76%	1.75%
Net investment income (loss)	(1.47)%	(0.57)%	0.10%	(0.16)%	(0.71)%
Supplemental data:
Net assets, end of year (000's)	$5,995	$6,460	$8,394	$7,208	$8,702
Portfolio turnover	418%	491%	447%	346%	292%

Class Y

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.06	$10.60	$10.82	$10.65	$10.42
Net investment income (loss)[1]	(0.14)	(0.04)	0.04	0.01	(0.06)
Net realized and unrealized gain (loss)	0.96	0.52	0.03	0.16	0.29
Net increase (decrease) from operations	0.82	0.48	0.07	0.17	0.23
Dividends from net investment income	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of year	$11.31	$11.06	$10.60	$10.82	$10.65
Total investment return[2]	7.40%	4.56%	0.80%	1.41%	2.40%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.56%	2.38%	2.11%	2.06%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.57%	2.38%	2.31%	2.02%	1.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.59%	1.51%	1.57%
Net investment income (loss)	(1.22)%	(0.38)%	0.36%	0.09%	(0.54)%
Supplemental data:
Net assets, end of year (000's)	$436	$402	$386	$544	$646
Portfolio turnover	418%	491%	447%	346%	292%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.01	$10.55	$10.78	$10.61	$10.38
Net investment income (loss)[1]	(0.14)	(0.04)	0.03	0.01	(0.05)
Net realized and unrealized gain (loss)	0.96	0.52	0.03	0.16	0.28
Net increase (decrease) from operations	0.82	0.48	0.06	0.17	0.23
Dividends from net investment income	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of year	$11.26	$11.01	$10.55	$10.78	$10.61
Total investment return[2]	7.53%	4.46%	0.90%	1.32%	2.41%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.56%	2.42%	2.13%	2.04%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.57%	2.38%	2.35%	2.04%	1.94%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.62%	1.53%	1.52%
Net investment income (loss)	(1.22)%	(0.35)%	0.33%	0.08%	(0.48)%
Supplemental data:
Net assets, end of year (000's)	$447,508	$450,402	$520,531	$615,778	$650,347
Portfolio turnover	418%	491%	447%	346%	292%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently has Class A, Class Y, Class P, and Class P2 shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which only has Class A, Class P, and Class P2 shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges certain transfer agency and related services expenses and class specific fee/expense waiver arrangements. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y, Class P and Class P2 shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program. Class P2 shares are only available for purchase by a limited group of investors, including on behalf of certain investors of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which such investors pay UBS AM a fee, or pay an affiliate of UBS AM a fee, and UBS AM receives compensation, to participate in such programs; on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such investors pay an advisory fee; and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. (Given that no Class P shares had been issued as of the most recent fiscal year end, further information regarding arrangements specific to that share class is not contained herein.)

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

PACE Select Advisors Trust

Notes to financial statements

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio's financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

PACE Select Advisors Trust

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may

PACE Select Advisors Trust

Notes to financial statements

cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio's performance or NAV. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30 , 2023, with the remainder of LIBOR publications to still end at the end of 2021.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Portfolios' investments. The extent of the impact to the financial performance of the Portfolio will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any

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sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

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Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit

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from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of divi-

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dends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

At period end July 31, 2021, there were no outstanding reverse repurchase agreements.

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Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio , normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended July 31, 2021,

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only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended July 31, 2021, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

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Notes to financial statements

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2021, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $8,448,949,000, $102,230,000 and $37,973,608 respectively, relating to written put option contracts.

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Notes to financial statements

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the

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contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

PACE Select Advisors Trust

Notes to financial statements

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge

PACE Select Advisors Trust

Notes to financial statements

accounting. Accordingly, even though Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's portfolio of investments is representative of the volume of derivatives outstanding during the period ended July 31, 2021.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2021 is reflected in the Statement of assets and liabilities.

At July 31, 2021, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$89,160	$—	$—	$—	$89,160
Swap agreements	265,600	—	—	—	265,600
Total value	$354,760	$—	$—	$—	$354,760
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$1,445,413	$—	$—	$—	$1,445,413
Futures contracts	78,831	—	—	—	78,831
Swap agreements	1,397,747	—	6,623	—	1,404,370
Forward foreign currency contracts	—	457,562	—	—	457,562
Total value	$2,921,991	$457,562	$6,623	$—	$3,386,176
PACE Strategic Fixed Income Investments
Futures contracts	$2,217,918	$—	$—	$—	$2,217,918
Swap agreements	415,678	—	1,877,819	14,048	2,307,545
Forward foreign currency contracts	—	412,969	—	—	412,969
Total value	$2,633,596	$412,969	$1,877,819	$14,048	$4,938,432
PACE Global Fixed Income Investments
Futures contracts	$547,180	$—	$—	$—	$547,180
Forward foreign currency contracts	—	337,668	—	—	337,668
Total value	$547,180	$337,668	$—	$—	$884,848
PACE High Yield Investments
Forward foreign currency contracts	$—	$111	$—	$—	$111

PACE Select Advisors Trust

Notes to financial statements

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$2,108,797	$2,108,797
Futures contracts	489,314	—	—	202,089	691,403
Swap agreements	826,604	—	1,213,105	1,922,437	3,962,146
Forward foreign currency contracts	—	6,309,559	—	—	6,309,559
Total value	$1,315,918	$6,309,559	$1,213,105	$4,233,323	$13,071,905

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(296,874)	$—	$—	$—	$(296,874)
Futures contracts	(92,479)	—	—	—	(92,479)
Swap agreements	(929,781)	—	—	—	(929,781)
Total	$(1,319,134)	$—	$—	$—	$(1,319,134)
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(969,024)	$—	$—	$—	$(969,024)
Futures contracts	(693,532)	—	—	—	(693,532)
Swap agreements	(1,228,101)	—	(78,755)	—	(1,306,856)
Forward foreign currency contracts	—	(5,420)	—	—	(5,420)
Total	$(2,890,657)	$(5,420)	$(78,755)	$—	$(2,974,832)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(13,525)	$—	$—	$—	$(13,525)
Futures contracts	(1,395,583)	—	—	—	(1,395,583)
Swap agreements	(1,001,257)	—	(75,114)	—	(1,076,371)
Forward foreign currency contracts	—	(510,153)	—	—	(510,153)
Total	$(2,410,365)	$(510,153)	$(75,114)	$—	$(2,995,632)
PACE Global Fixed Income Investments
Futures contracts	$(790,584)	$—	$—	$—	$(790,584)
Forward foreign currency contracts	—	(508,508)	—	—	(508,508)
Total	$(790,584)	$(508,508)	$—	$—	$(1,299,092)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(179,877)	$—	$—	$(179,877)

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Alternative Strategies Investments
Options and swaptions written	$—	$—	$—	$(1,477,730)	$(1,477,730)
Futures contracts	(303,587)	—	—	(115,375)	(418,962)
Swap agreements	(350,136)	—	—	(3,827,888)	(4,178,024)
Forward foreign currency contracts	—	(6,295,007)	—	—	(6,295,007)
Total	$(653,723)	$(6,295,007)	$—	$(5,420,993)	$(12,369,723)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended July 31, 2021, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(228,821)	$—	$—	$—	$(228,821)
Options and swaptions written	1,507,934	—	—	—	1,507,934
Futures contracts	989,386	—	—	—	989,386
Swap agreements	1,428,954	—	—	—	1,428,954
Total net realized gains (loss)	$3,697,453	$—	$—	$—	$3,697,453
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$49,400	$(1,177)	$—	$—	$48,223
Options and swaptions written	1,076,252	(34,204)	—	—	1,042,048
Futures contracts	1,698,447	—	—	—	1,698,447
Swap agreements	(809,858)	—	11,446	—	(798,412)
Forward foreign currency contracts	—	(1,530,306)	—	—	(1,530,306)
Total net realized gains (loss)	$2,014,241	$(1,564,687)	$11,446	$—	$460,010
PACE Strategic Fixed Income Investments
Options and swaptions written	$253,060	$51,274	$—	$—	$304,334
Futures contracts	(517,393)	41,135	—	—	(476,258)
Swap agreements	514,899	—	552,701	—	1,067,600
Forward foreign currency contracts	—	(2,703,863)	—	—	(2,703,863)
Total net realized gains (loss)	$250,566	$(2,611,454)	$552,701	$—	$(1,808,187)
PACE Global Fixed Income Investments
Futures contracts	$2,656,022	$—	$—	$—	$2,656,022
Forward foreign currency contracts	—	2,411,915	—	—	2,411,915
Total net realized gains (loss)	$2,656,022	$2,411,915	$—	$—	$5,067,937

PACE Select Advisors Trust

Notes to financial statements

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(3,992,180)	$—	$—	$(3,992,180)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(8,620)	$—	$—	$(8,620)
PACE Alternative Strategies Investments
Options and swaptions Purchased	$4,147,438	$—	$—	$(138,517)	$4,008,921
Options and swaptions written	(2,670,330)	—	—	(810,734)	(3,481,064)
Futures contracts	(856,814)	—	—	(6,570,573)	(7,427,387)
Swap agreements	(111,576)	—	(9,076,796)	(4,976)	(9,193,348)
Forward foreign currency contracts	—	853,030	—	—	853,030
Total net realized gains (loss)	$508,718	$853,030	$(9,076,796)	$(7,524,800)	$(15,239,848)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended July 31, 2021, net change in unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(387,278)	$—	$—	$—	$(387,278)
Options and swaptions written	197,333	—	—	—	197,333
Futures contracts	161,926	—	—	—	161,926
Swap agreements	748,562	—	—	—	748,562
Net change in appreciation (depreciation)	$720,543	$—	$—	$—	$720,543
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$(720,718)	$—	$—	$—	$(720,718)
Options and swaptions written	645,119	—	—	—	645,119
Futures contracts	(360,216)	—	—	—	(360,216)
Swap agreements	(164,312)	—	(9,157)	—	(173,469)
Foreign forward currency contracts	—	1,627,260	—	—	1,627,260
Net change in appreciation (depreciation)	$(600,127)	$1,627,260	$(9,157)	$—	$1,017,976
PACE Strategic Fixed Income Investments
Options and swaptions written	$(87,697)	$(865)	$—	$—	$(88,562)
Futures contracts	382,033	(8,846)	—	—	373,187
Swap agreements	1,445,877	—	470,250	14,048	1,930,175
Foreign forward currency contracts	—	1,656,417	—	—	1,656,417
Net change in appreciation (depreciation)	$1,740,213	$1,646,706	$470,250	$14,048	$3,871,217

PACE Select Advisors Trust

Notes to financial statements

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(41,674)	$—	$—	$—	$(41,674)
Foreign forward currency contracts	—	(2,453,995)	—	—	(2,453,995)
Net change in appreciation (depreciation)	$(41,674)	$(2,453,995)	$—	$—	$(2,495,669)
PACE High Yield Investments
Foreign forward currency contracts	$—	$2,285,438	$—	$—	$2,285,438
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$669,700	$669,700
Options and swaptions written	—	—	—	(460,385)	(460,385)
Futures contracts	(573,487)	—	—	(135,725)	(709,212)
Swap agreements	787,632	—	(139,965)	2,628,488	3,368,027
Foreign forward currency contracts	—	(2,077,303)	—	—	(2,077,303)
Net change in appreciation (depreciation)	$214,145	$(2,077,303)	$(139,965)	$2,702,078	$790,827

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At July 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreements were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$354,760	$(1,319,134)
Derivatives not subject to a MNA or similar agreements	(265,600)	1,070,366
Total gross amount of assets and liabilities subject to MNA or similar agreements	$89,160	$248,768

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$1,868	$(143)	$—	$1,725
BOA	7,683	(5)	(7,678)	—
CITI	104	(104)	—	—
DB	12,979	(2,789)	(10,190)	—
JPMCB	3,732	(3,732)	—	—
MSCI	62,794	(5,619)	—	57,175
Total	$89,160	$(12,392)	$(17,868)	$58,900
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BNP	$(143)	$143	$—	$—
BOA	(5)	5	—	—
CITI	(184,106)	104	184,002	—
DB	(2,789)	2,789	—	—
JPMCB	(56,106)	3,732	52,374	—
MSCI	(5,619)	5,619	—	—
Total	$248,768	$12,392	$236,376	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$3,386,176	$(2,974,832)
Derivatives not subject to a MNA or similar agreements	(1,477,703)	2,000,388
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,908,473	$(974,444)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$365,437	$(2,248)	$—	$363,189
BOA	962,869	(582,324)	(302,257)	78,288
CBA	188	(188)	—	—
GS	420,071	(237,275)	—	182,796
JPMCB	157,005	(149,425)	—	7,580
RBC	2,903	(476)	—	2,427
Total	$1,908,473	$(971,936)	$(302,257)	$634,280
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BNP	$(2,248)	$2,248	$—	$—
BOA	(582,324)	582,324	—	—
CBA	(2,187)	188	—	(1,999)
GS	(237,275)	237,275	—	—
HSBC	(509)	—	—	(509)
JPMCB	(149,425)	149,425	—	—
RBC	(476)	476	—	—
Total	$(974,444)	$971,936	$—	$(2,508)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$4,938,432	$(2,995,632)
Derivatives not subject to a MNA or similar agreements[1]	(4,511,415)	2,457,177
Total gross amount of assets and liabilities subject to MNA or similar agreements	$427,017	$(538,455)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$24,335	$—	$—	$24,335
BOA	74,245	—	—	74,245
CITI	177,594	(177,594)	—	—
GS	110,117	(67,296)	—	42,821
GSI	14,048	(14,048)	—	—
HSBC	2,720	(2,720)	—	—
JPMCB	23,958	(78)	—	23,880
Total	$427,017	$(261,736)	$—	$165,281
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
CITI	$(362,906)	$177,594	$—	$(185,312)
GS	(67,296)	67,296	—	—
GSI	(28,224)	14,048	—	(14,176)
HSBC	(79,951)	2,720	—	(77,231)
JPMCB	(78)	78	—	—
Total	$(538,455)	$261,736	$—	$(276,719)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$884,848	$(1,299,092)
Derivatives not subject to a MNA or similar agreements[1]	(547,180)	790,584
Total gross amount of assets and liabilities subject to MNA or similar agreements	$337,668	$(508,508)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Global Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$23,163	$(23,163)	$—	$—
BNP	51,982	(24,547)	—	27,435
BOA	112,858	—	—	112,858
CITI	32,711	(32,711)	—	—
GSI	23,380	(19,097)	—	4,283
HSBC	4,806	(4,806)	—	—
RBC	80,441	(17,558)	—	62,883
SCB	8,064	—	—	8,064
TD	263	(263)	—	—
Total	$337,668	$(122,145)	$—	$215,523
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(180,496)	$23,163	$—	$(157,333)
BNP	(24,547)	24,547	—	—
CITI	(199,046)	32,711	—	(166,335)
GSI	(19,097)	19,097	—	—
HSBC	(46,241)	4,806	—	(41,435)
RBC	(17,558)	17,558	—	—
TD	(21,523)	263	—	(21,260)
Total	$(508,508)	$122,145	$—	$(386,363)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$111	$(179,877)
Derivatives not subject to a MNA or similar agreements[1]	(111)	179,877
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$13,071,905	$(12,369,723)
Derivatives not subject to a MNA or similar agreements	(2,731,112)	769,098
Total gross amount of assets and liabilities subject to MNA or similar agreements	$10,340,793	$(11,600,625)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$2,604,892	$(2,505,545)	$—	$99,347
BNP	48,358	(48,358)	—	—
BOA	34,826	(34,826)	—	—
CITI	226,806	—	—	226,806
JPMCB	3,810,148	(3,810,148)	—	—
MSCI	3,615,554	(3,615,554)	—	—
SG	209	(209)	—	—
Total	$10,340,793	$(10,014,640)	$—	$326,153
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(2,505,545)	$2,505,545	$—	$—
BNP	(63,788)	48,358	—	(15,430)
BOA	(188,928)	34,826	154,102	—
GSI	(58,836)	—	58,836	—

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
JPMCB	$(4,230,501)	$3,810,148	$420,353	$—
MSCI	(4,468,446)	3,615,554	852,892	—
SG	(84,581)	209	—	(84,372)
Total	$(11,600,625)	$10,014,640	$1,486,183	$(99,802)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2021:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subadvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Mellon Investments Corporation
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment subadvisor
PACE Large Co Value Equity Investments	Artisan Partners, LP Pzena Investment Management, LLC Wellington Management Company LLP
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Huber Capital Management LLC Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated
PACE International Emerging Markets Equity Investments	ARGA Investment Management, LP Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Public Securities Group LLC MFS Investment Management
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
First Quadrant L.P.
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Wells Capital Management Incorporated

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At July 31, 2021, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
UBS Government Money Market Investments Fund	$50,662
PACE Mortgage-Backed Securities Fixed Income Investments	94,448
PACE Intermediate Fixed Income Investments	(25,036)
PACE Strategic Fixed Income Investments	250,534
PACE Municipal Fixed Income Investments	82,334
PACE Global Fixed Income Investments	44,631
PACE High Yield Investments	121,907
PACE Large Co Value Equity Investments	724,150
PACE Large Co Growth Equity Investments	899,297
PACE Small/Medium Co Value Equity Investments	340,866
PACE Small/Medium Co Growth Equity Investments	343,695
PACE International Equity Investments	730,676
PACE International Emerging Markets Equity Investments	276,497

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Amounts due to (owed by) UBS AM
PACE Global Real Estate Securities Investments	$(6,163)
PACE Alternative Strategies Investments	293,026

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended July 31, 2021, UBS AM was contractually obligated to waive $170,005 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2021 at a level not to exceed the amounts in the table below.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At July 31, 2021, and for the period ended July 31, 2021, UBS AM voluntarily waived in the amount of $1,480,158, and which is not subject to future recoupment, and the amount owed by UBS AM is $126,498.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2017, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended July 31, 2021, UBS AM had the following contractual fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2024, and recoupments for the period ended July 31, 2021, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	$138,659	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	715,453	—
PACE Intermediate Fixed Income Investments	0.91	0.66	0.66	619,450	—
PACE Strategic Fixed Income Investments	0.93	0.68	0.68	663,904	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	339,602	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	823,913	—
PACE High Yield Investments	1.06	0.88	0.91	551,348	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	—	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	182,807	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	—	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	381	—
PACE International Equity Investments	1.25	1.00	1.00	275,524	—

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE International Emerging Markets Equity Investments	1.55%	1.30%	1.30%	$558,218	$—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	444,669	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	336,480	—

At July 31, 2021, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expenses reimbursements subject to repayment	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024
UBS Government Money Market Investments Fund	$873,253	$404,306	$330,288	$138,659
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	141,646	44,908	50,272	46,466
PACE Mortgage-Backed Securities Fixed Income Investments—Class Y	154,485	72,601	52,046	29,838
PACE Mortgage-Backed Securities Fixed Income Investments—Class P	2,028,522	712,932	676,441	639,149
PACE Intermediate Fixed Income Investments—Class A	56,121	19,588	17,655	18,878
PACE Intermediate Fixed Income Investments—Class Y	2,340	970	661	709
PACE Intermediate Fixed Income Investments—Class P	1,867,069	674,298	592,908	599,863
PACE Strategic Fixed Income Investments—Class A	34,974	10,171	13,052	11,751
PACE Strategic Fixed Income Investments—Class Y	6,299	2,492	3,517	290
PACE Strategic Fixed Income Investments—Class P	2,065,239	694,361	719,015	651,863
PACE Municipal Fixed Income Investments—Class A	126,661	42,654	41,790	42,217
PACE Municipal Fixed Income Investments—Class Y	247	106	105	36
PACE Municipal Fixed Income Investments—Class P	878,279	297,915	283,015	297,349
PACE Global Fixed Income Investments—Class A	209,567	71,630	68,194	69,743
PACE Global Fixed Income Investments—Class Y	13,378	5,211	3,639	4,528
PACE Global Fixed Income Investments—Class P	2,352,679	849,337	753,700	749,642
PACE High Yield Investments—Class A	31,134	8,934	9,785	12,415
PACE High Yield Investments—Class Y	1,113	241	272	600
PACE High Yield Investments—Class P	1,647,614	571,395	537,886	538,333
PACE Large Co Value Equity Investments—Class Y	47,683	—	47,683	—
PACE Large Co Value Equity Investments—Class P	41,174	—	41,174	—
PACE Large Co Growth Equity Investments—Class A	23,328	5,232	15,410	2,686
PACE Large Co Growth Equity Investments—Class Y	278	278	—	—
PACE Large Co Growth Equity Investments—Class P	739,790	175,224	384,445	180,121
PACE Small/Medium Co Value Equity Investments—Class Y	4	—	4	—
PACE Small/Medium Co Value Equity Investments—Class P	338,364	139,279	199,085	—
PACE Small/Medium Co Growth Equity Investments—Class Y	435	—	54	381
PACE Small/Medium Co Growth Equity Investments—Class P	47,832	—	47,832	—
PACE International Equity Investments—Class A	15,783	—	—	15,783
PACE International Equity Investments—Class Y	3,624	—	—	3,624
PACE International Equity Investments—Class P	256,117	—	—	256,117
PACE International Emerging Markets Equity Investments—Class A	8,578	245	2,916	5,417
PACE International Emerging Markets Equity Investments—Class Y	7,894	1,082	250	6,562
PACE International Emerging Markets Equity Investments—Class P	1,099,870	170,634	382,997	546,239
PACE Global Real Estate Securities Investments—Class A	1,527	462	493	572
PACE Global Real Estate Securities Investments—Class P	1,338,735	474,990	419,648	444,097
PACE Alternative Strategies Investments—Class A	13,319	—	8,710	4,609
PACE Alternative Strategies Investments—Class Y	776	—	463	313
PACE Alternative Strategies Investments—Class P	949,771	—	618,213	331,558

PACE Select Advisors Trust

Notes to financial statements

For the period ended July 31, 2021, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

	PACE Intermediate Fixed Income Investments	PACE Large Co Value Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE International Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Affiliated broker
UBS AG	$—	$—	$1,097	$—	$2,514	$—	$1,070	$—
UBS Securities Asia Ltd.	—	—	—	—	354	4,459	2,091	—
UBS Securities Canada INC	—	—	1,201	—	—	—	—	—
UBS Securities India Private Ltd.	—	—	—	—	250	—	—	—
UBS Securities LLC	274	270	17,059	862	105	322	148	20,384
UBS Securities Pte Ltd.	—	—	—	—	1,521	—	—	—
UBS Securities Pte Ltd., Seoul	—	—	—	—	1,352	—	—	—

During the period ended, July 31, 2021, some of the Portfolios engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

During the period ended, July 31, 2021, PACE Global Real Estate Securities Investments engaged in purchase and sale transactions with funds that have a common investment advisor, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. For the period ended July 31, 2021, the proceeds from such sales were $18,991 and the net realized gain recognized was $2,424.

Shareholder services plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Trust has adopted a shareholder services plan (the "Plan") with respect to each Portfolio (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs the payments made for the expenses incurred in the service of Class A shares. Annual fees under the Plan as a percentage of the average daily net assets of Class A shares of each applicable Portfolio are 0.25%.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A.

At July 31, 2021, certain Portfolios owed UBS AM (US) service fees. For the period ended July 31, 2021, there were no sales charges earned by UBS AM (US).

Fund	Service fees owed	Charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$6,127	$—
PACE Intermediate Fixed Income Investments—Class A	2,557	—
PACE Strategic Fixed Income Investments—Class A	3,370	—
PACE Municipal Fixed Income Investments—Class A	7,867	—

PACE Select Advisors Trust

Notes to financial statements

Fund	Service fees owed	Charges earned by distributor
PACE Global Fixed Income Investments—Class A	$5,524	$—
PACE High Yield Investments—Class A	990	—
PACE Large Co Value Equity Investments—Class A	21,936	—
PACE Large Co Growth Equity Investments—Class A	13,433	—
PACE Small/Medium Co Value Equity Investments—Class A	4,273	—
PACE Small/Medium Co Growth Equity Investments—Class A	6,654	—
PACE International Equity Investments—Class A	6,102	—
PACE International Emerging Markets Equity Investments—Class A	1,111	—
PACE Global Real Estate Securities Investments—Class A	86	—
PACE Alternative Strategies Investments—Class A	1,285	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios ' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

For the period ended July 31, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Fund	Delegated services fees earned
UBS Government Money Market Investments Fund	$400,256
PACE Mortgage-Backed Securities Fixed Income Investments	260,562
PACE Intermediate Fixed Income Investments	246,001
PACE Strategic Fixed Income Investments	315,871
PACE Municipal Fixed Income Investments	49,104
PACE Global Fixed Income Investments	282,739
PACE High Yield Investments	238,419
PACE Large Co Value Equity Investments	354,733
PACE Large Co Growth Equity Investments	345,772
PACE Small/Medium Co Value Equity Investments	335,826
PACE Small/Medium Co Growth Equity Investments	336,004
PACE International Equity Investments	335,277
PACE International Emerging Markets Equity Investments	307,374
PACE Global Real Estate Securities Investments	241,999
PACE Alternative Strategies Investments	160,812

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

PACE Select Advisors Trust

Notes to financial statements

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is reflected in cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2021, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$1,958,199	$1,003,013	$1,005,930	$2,008,943	U.S. Treasury Notes and U.S. Treasury Bills
PACE Strategic Fixed Income Investments	11,599,664	10,436,528	1,412,403	11,848,931	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	29,491	30,065	—	30,065	U.S. Treasury Notes and U.S. Treasury Bills
PACE High Yield Investments	8,297,385	8,414,695	188,840	8,603,535	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Value Equity Investments	3,616,446	—	3,833,612	3,833,612	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Growth Equity Investments	7,651,275	—	8,118,949	8,118,949	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	2,835,102	2,801,705	145,154	2,946,859	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	11,915,616	2,554,411	9,936,822	12,491,233	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	21,782,026	19,125,587	1,832,837	20,958,424	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	2,200,494	2,142,758	217,322	2,360,080	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	4,041,944	9,223	4,247,214	4,256,437	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2021 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$1,003,013	$1,003,013
PACE Strategic Fixed Income Investments	—	10,436,528	10,436,528
PACE Global Fixed Income Investments	—	30,065	30,065
PACE High Yield Investments	—	8,414,695	8,414,695
PACE Small/Medium Co Value Equity Investments	2,801,705	—	2,801,705

PACE Select Advisors Trust

Notes to financial statements

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Small/Medium Co Growth Equity Investments	$2,554,411	$—	$2,554,411
PACE International Equity Investments	19,125,587	—	19,125,587
PACE International Emerging Markets Equity Investments	2,142,758	—	2,142,758
PACE Global Real Estate Securities Investments	9,223	—	9,223

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the " Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended July 31, 2021, the following Portfolios had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$895,347	20	$661	1.229%
PACE Large Co Growth Equity Investments	1,400,483	25	948	1.231
PACE Small/Medium Co Growth Equity Investments	1,434,039	12	541	1.132
PACE International Equity Investments	707,748	28	613	1.114
PACE International Emerging Markets Equity Investments	663,189	70	1,593	1.179
PACE Global Real Estate Securities Investments	558,311	5	104	1.335
PACE Alternative Strategies Investments	1,676,431	16	1,592	1.276

At July 31, 2021, PACE Large Co Growth Equity Investments, and PACE Alternative Strategies Investments had outstanding borrowings of $894,267 and $1,102,911, respectively.

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio . Any collateral benefit received through participation in the

PACE Select Advisors Trust

Notes to financial statements

commission recapture program is directed exclusively to the Portfolios . For the period ended July 31, 2021, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Fund	Amount
PACE Large Co Value Equity Investments	$16,739
PACE Large Co Growth Equity Investments	6,872
PACE Small/Medium Co Value Equity Investments	54,385
PACE Small/Medium Co Growth Equity Investments	41,268
PACE International Equity Investments	17,126
PACE International Emerging Markets Equity Investments	7,319
PACE Global Real Estate Securities Investments	6,054
PACE Alternative Strategies Investments	37,044

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolio's. The Portfolio's have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended July 31, 2021, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Large Co Value Equity Investments	$16,865
PACE Large Co Growth Equity Investments	16,043
PACE Small/Medium Co Value Equity Investments	6,020
PACE Small/Medium Co Growth Equity Investments	4,144
PACE International Equity Investments	8,341
PACE International Emerging Markets Equity Investments	44,024
PACE Global Real Estate Securities Investments	9,496
PACE Alternative Strategies Investments	107,204

For the period ended July 31, 2021, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Portfolio	Amount
PACE Mortgage-Backed Securities Fixed Income Investments	$2,527,510,951
PACE Intermediate Fixed Income Investments	2,356,640,869
PACE Strategic Fixed Income Investments	1,302,588,377
PACE Municipal Fixed Income Investments	5,990,400
PACE Global Fixed Income Investments	76,016,319
PACE High Yield Investments	21,441,766
PACE Large Co Value Equity Investments	92,742,312
PACE Large Co Growth Equity Investments	118,394,568
PACE Small/Medium Co Value Equity Investments	3,611,151
PACE Small/Medium Co Growth Equity Investments	19,957,485
PACE International Equity Investments	9,596,258
PACE International Emerging Markets Equity Investments	35,585,745
PACE Global Real Estate Securities Investments	9,095,585
PACE Alternative Strategies Investments	1,080,791,264

PACE Select Advisors Trust

Notes to financial statements

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended July 31, 2021, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$4,597,763,920	$4,677,494,103
PACE Intermediate Fixed Income Investments	1,422,940,999	1,451,914,724
PACE Strategic Fixed Income Investments	1,087,945,824	1,219,311,726
PACE Municipal Fixed Income Investments	28,547,222	27,622,831
PACE Global Fixed Income Investments	410,918,196	419,208,498
PACE High Yield Investments	199,873,111	217,658,337
PACE Large Co Value Equity Investments (long transactions)	1,252,797,838	1,507,972,345
PACE Large Co Value Equity Investments (short transactions)	261,624,659	97,651,315
PACE Large Co Growth Equity Investments	451,861,044	670,682,404
PACE Small/Medium Co Value Equity Investments	217,955,718	265,820,322
PACE Small/Medium Co Growth Equity Investments	454,345,816	540,913,685
PACE International Equity Investments (long transactions)	517,540,783	567,372,445
PACE International Equity Investments (short transactions)	136,007,711	138,525,000
PACE International Emerging Markets Equity Investments	321,853,491	359,488,707
PACE Global Real Estate Securities Investments	114,565,503	121,059,047
PACE Alternative Strategies Investments (long transactions)	1,315,308,402	1,438,863,045
PACE Alternative Strategies Investments (short transactions)	842,597,169	805,482,595

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,387	$69,551
Shares repurchased	(212,907)	(2,758,143)
Dividends reinvested	48,361	625,885
Net increase (decrease)	(159,159)	$(2,062,707)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	360,635	$4,676,562	3,304,993	$42,838,744
Shares repurchased	(512,796)	(6,661,285)	(4,152,292)	(53,786,869)
Dividends reinvested	33,033	427,616	603,122	7,807,805
Net increase (decrease)	(119,128)	$(1,557,107)	(244,177)	$(3,140,320)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	11,404	$147,164
Shares repurchased	(362,002)	(4,625,222)
Dividends reinvested	58,411	744,097
Net increase (decrease)	(292,187)	$(3,733,961)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	539,281	$6,916,618	2,879,169	$36,847,679
Shares repurchased	(1,425,003)	(18,189,732)	(5,790,659)	(74,161,390)
Dividends reinvested	52,454	667,872	708,463	9,029,465
Net increase (decrease)	(833,268)	$(10,605,242)	(2,203,027)	$(28,284,246)

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,702	$47,291
Shares repurchased	(97,173)	(1,251,244)
Dividends reinvested	27,083	350,384
Net increase (decrease)	(66,388)	$(853,569)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,900,066	$37,370,387
Shares repurchased	(5,411)	(68,905)	(3,846,039)	(49,642,741)
Dividends reinvested	747	9,662	889,321	11,500,698
Net increase (decrease)	(4,664)	$(59,243)	(56,652)	$(771,656)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	7,291	$95,182
Shares repurchased	(110,533)	(1,401,491)
Dividends reinvested	14,590	185,173
Net increase (decrease)	(88,652)	$(1,121,136)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,936,920	$37,468,674
Shares repurchased	(6,467)	(84,368)	(6,099,325)	(77,913,436)
Dividends reinvested	566	7,184	540,498	6,861,807
Net increase (decrease)	(5,901)	$(77,184)	(2,621,907)	$(33,582,955)

PACE Select Advisors Trust

Notes to financial statements

PACE Strategic Fixed Income Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	14,573	$209,352
Shares repurchased	(223,203)	(3,196,691)
Dividends reinvested	50,490	729,054
Net increase (decrease)	(158,140)	$(2,258,285)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	786	$11,229	5,062,062	$72,721,921
Shares repurchased	(7,270)	(104,400)	(6,636,482)	(95,977,337)
Dividends reinvested	4,057	58,451	2,364,417	34,101,186
Net increase (decrease)	(2,427)	$(34,720)	789,997	$10,845,770

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	95,826	$1,349,406
Shares repurchased	(151,488)	(2,145,922)
Dividends reinvested	28,666	405,615
Net increase (decrease)	(26,996)	$(390,901)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	616	$8,774	3,831,133	$54,507,635
Shares repurchased	(27,277)	(391,865)	(10,959,181)	(155,886,633)
Dividends reinvested	2,962	41,807	1,502,913	21,244,422
Net increase (decrease)	(23,699)	$(341,284)	(5,625,135)	$(80,134,576)

PACE Municipal Fixed Income Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	32,665	$437,904
Shares repurchased	(331,914)	(4,440,829)
Dividends reinvested	44,153	591,380
Net increase (decrease)	(255,096)	$(3,411,545)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,652,506	$35,557,236
Shares repurchased	—	—	(3,068,444)	(41,132,148)
Dividends reinvested	8	104	478,359	6,410,858
Net increase (decrease)	8	$104	62,421	$835,946

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	21,383	$284,883
Shares repurchased	(493,753)	(6,472,045)
Dividends reinvested	51,173	673,560
Net increase (decrease)	(421,197)	$(5,513,602)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,571,629	$34,022,507
Shares repurchased	(4,866)	(65,037)	(4,825,704)	(63,346,897)
Dividends reinvested	28	371	495,230	6,517,130
Net increase (decrease)	(4,838)	$(64,666)	(1,758,845)	$(22,807,260)

PACE Global Fixed Income Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	4,888	$51,395
Shares repurchased	(281,274)	(2,963,799)
Dividends reinvested	62,330	662,288
Net increase (decrease)	(214,056)	$(2,250,116)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	892	$9,316	2,326,235	$24,424,004
Shares repurchased	(20,584)	(214,651)	(3,857,821)	(40,556,545)
Dividends reinvested	5,542	58,445	817,224	8,658,975
Net increase (decrease)	(14,150)	$(146,890)	(714,362)	$(7,473,566)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	9,131	$92,524
Shares repurchased	(362,801)	(3,662,642)
Dividends reinvested	36,169	363,355
Net increase (decrease)	(317,501)	$(3,206,763)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	672	$6,739	1,766,129	$17,842,141
Shares repurchased	(38,508)	(387,033)	(6,633,320)	(66,758,578)
Dividends reinvested	3,564	35,609	517,816	5,193,980
Net increase (decrease)	(34,272)	$(344,685)	(4,349,375)	$(43,722,457)

PACE Select Advisors Trust

Notes to financial statements

PACE High Yield Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	151,967	$1,442,374
Shares repurchased	(511,810)	(4,973,085)
Dividends reinvested	16,207	157,922
Net increase (decrease)	(343,636)	$(3,372,789)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,259,217	$22,141,566
Shares repurchased	—	—	(4,166,835)	(40,625,311)
Dividends reinvested	3,325	32,610	1,338,434	13,050,234
Net increase (decrease)	3,325	$32,610	(569,184)	$(5,433,511)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	309,377	$2,821,945
Shares repurchased	(119,102)	(1,097,393)
Dividends reinvested	20,879	193,337
Net increase (decrease)	211,154	$1,917,889

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,875,026	$17,530,833
Shares repurchased	—	—	(6,729,553)	(61,962,922)
Dividends reinvested	3,541	32,890	1,658,106	15,367,633
Net increase (decrease)	3,541	$32,890	(3,196,421)	$(29,064,456)

PACE Large Co Value Equity Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	24,357	$554,903
Shares repurchased	(516,897)	(11,126,720)
Dividends reinvested	45,515	951,271
Net increase (decrease)	(447,025)	$(9,620,546)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,778	$210,212	3,957,368	$81,627,005
Shares repurchased	(55,875)	(1,177,235)	(6,886,617)	(146,525,746)
Dividends reinvested	10,375	217,050	554,468	11,538,487
Net increase (decrease)	(35,722)	$(749,973)	(2,374,781)	$(53,360,254)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	16,893	$313,533
Shares repurchased	(709,870)	(13,692,362)
Dividends reinvested	240,530	5,236,332
Net increase (decrease)	(452,447)	$(8,142,497)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,222	$501,660	4,545,547	$82,262,556
Shares repurchased	(101,357)	(2,065,766)	(11,229,003)	(209,618,312)
Dividends reinvested	44,229	964,187	2,490,829	53,976,259
Net increase (decrease)	(31,906)	$(599,919)	(4,192,627)	$(73,379,497)

PACE Large Co Growth Equity Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	18,344	$502,305
Shares repurchased	(272,156)	(7,332,494)
Dividends reinvested	369,471	9,340,237
Net increase (decrease)	115,659	$2,510,048

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,627	$46,487	1,565,787	$44,743,063
Shares repurchased	(86,210)	(2,474,315)	(8,840,821)	(254,158,694)
Dividends reinvested	123,176	3,361,479	6,240,821	168,127,723
Net increase (decrease)	38,593	$933,651	(1,034,213)	$(41,287,908)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	22,262	$513,654
Shares repurchased	(242,347)	(5,499,856)
Dividends reinvested	307,069	6,598,913
Net increase (decrease)	86,984	$1,612,711

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,269	$275,505	2,015,476	$47,881,527
Shares repurchased	(64,143)	(1,567,840)	(14,349,374)	(340,149,834)
Dividends reinvested	103,502	2,366,066	6,724,936	152,050,806
Net increase (decrease)	50,628	$1,073,731	(5,608,962)	$(140,217,501)

PACE Select Advisors Trust

Notes to financial statements

PACE Small/Medium Co Value Equity Investments

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	82,826	$2,051,844
Shares repurchased	(117,267)	(2,653,038)
Dividends reinvested	3,109	67,193
Net increase (decrease)	(31,332)	$(534,001)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,330,478	$28,701,481
Shares repurchased	(395)	(8,671)	(3,242,684)	(75,119,751)
Dividends reinvested	31	703	107,585	2,401,286
Net increase (decrease)	(364)	$(7,968)	(1,804,621)	$(44,016,984)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	6,482	$107,910
Shares repurchased	(137,278)	(2,311,688)
Dividends reinvested	5,140	99,619
Net increase (decrease)	(125,656)	$(2,104,159)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,239,010	$37,344,102
Shares repurchased	(3,235)	(54,138)	(4,752,952)	(81,583,677)
Dividends reinvested	71	1,447	159,879	3,197,379
Net increase (decrease)	(3,164)	$(52,691)	(2,354,063)	$(41,042,196)

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,704	$113,827
Shares repurchased	(158,225)	(3,127,899)
Dividends reinvested	97,165	1,818,920
Net increase (decrease)	(55,356)	$(1,195,152)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	819,568	$17,618,527
Shares repurchased	(227)	(5,508)	(4,404,978)	(93,747,787)
Dividends reinvested	102	2,172	1,291,037	26,763,194
Net increase (decrease)	(125)	$(3,336)	(2,294,373)	$(49,366,066)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,245	$208,969
Shares repurchased	(199,079)	(2,839,160)
Dividends reinvested	219,194	3,206,806
Net increase (decrease)	34,360	$576,615

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,417,765	$22,234,556
Shares repurchased	(1,472)	(25,002)	(6,498,483)	(102,204,380)
Dividends reinvested	408	6,744	3,356,487	53,905,176
Net increase (decrease)	(1,064)	$(18,258)	(1,724,231)	$(26,064,648)

PACE International Equity Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	18,139	$339,509
Shares repurchased	(121,564)	(2,082,236)
Dividends reinvested	15,361	264,214
Net increase (decrease)	(88,064)	$(1,478,513)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,411	$95,692	3,732,771	$63,668,880
Shares repurchased	(108,855)	(1,928,416)	(7,865,101)	(133,246,555)
Dividends reinvested	10,072	172,239	680,792	11,614,309
Net increase (decrease)	(93,372)	$(1,660,485)	(3,451,538)	$(57,963,366)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	12,140	$172,359
Shares repurchased	(267,074)	(3,995,522)
Dividends reinvested	36,877	578,238
Net increase (decrease)	(218,057)	$(3,244,925)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,623	$185,373	4,898,926	$69,471,525
Shares repurchased	(77,736)	(1,143,478)	(14,061,898)	(197,911,199)
Dividends reinvested	21,225	330,678	1,574,500	24,467,737
Net increase (decrease)	(43,888)	$(627,427)	(7,588,472)	$(103,971,937)

PACE Select Advisors Trust

Notes to financial statements

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	41,220	$700,397
Shares repurchased	(79,512)	(1,334,431)
Dividends reinvested	2,705	44,315
Net increase (decrease)	(35,587)	$(589,719)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,335	$125,465	1,526,456	$25,382,831
Shares repurchased	(117,053)	(1,945,573)	(3,914,782)	(63,873,756)
Dividends reinvested	4,319	71,343	248,707	4,086,258
Net increase (decrease)	(105,399)	$(1,748,765)	(2,139,619)	$(34,404,667)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	18,428	$219,397
Shares repurchased	(34,291)	(422,097)
Dividends reinvested	2,597	36,093
Net increase (decrease)	(13,266)	$(166,607)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,134	$180,544	2,315,990	$29,116,171
Shares repurchased	(73,009)	(946,501)	(6,521,943)	(81,573,074)
Dividends reinvested	4,804	67,299	270,633	3,772,621
Net increase (decrease)	(54,071)	$(698,658)	(3,935,320)	$(48,684,282)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	2,303	$17,099
Shares repurchased	(4,863)	(33,413)
Dividends reinvested	1,011	6,865
Net increase (decrease)	(1,549)	$(9,449)

	Class P
	Shares	Amount
Shares sold	1,677,431	$11,032,941
Shares repurchased	(2,801,007)	(18,512,133)
Dividends reinvested	378,327	2,459,129
Net increase (decrease)	(745,249)	$(5,020,063)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	5,443	$32,584
Shares repurchased	(20,714)	(159,603)
Dividends reinvested	1,937	14,699
Net increase (decrease)	(13,334)	$(112,320)

	Class P
	Shares	Amount
Shares sold	1,692,722	$10,930,068
Shares repurchased	(3,792,476)	(24,802,071)
Dividends reinvested	764,131	5,562,874
Net increase (decrease)	(1,335,623)	$(8,309,129)

PACE Alternative Strategies Investments
For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,039	$34,098
Shares repurchased	(81,116)	(909,876)
Dividends reinvested	23,895	264,761
Net increase (decrease)	(54,182)	$(611,017)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,633	$18,409	3,179,207	$35,664,976
Shares repurchased	(1,351)	(15,264)	(6,235,644)	(69,786,890)
Dividends reinvested	1,878	20,773	1,899,549	20,933,034
Net increase (decrease)	2,160	$23,918	(1,156,888)	$(13,188,880)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,337	$152,671
Shares repurchased	(221,787)	(2,347,399)
Dividends reinvested	—	—
Net increase (decrease)	(207,450)	$(2,194,728)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,128	$12,037	2,995,248	$31,719,786
Shares repurchased	(1,221)	(12,761)	(11,497,815)	(120,577,672)
Dividends reinvested	75	801	81,482	862,892
Net increase (decrease)	(18)	$77	(8,421,085)	$(87,994,994)

PACE Select Advisors Trust

Notes to financial statements

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2021 and July 31, 2020 were as follows:

	2021				2020
Portfolio	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$29,838	$—	$—	$—	$1,609,056	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	9,882,874	—	—	—	11,564,835	—	—
PACE Intermediate Fixed Income Investments	—	8,916,813	4,017,877	—	—	7,822,951	—	—
PACE Strategic Fixed Income Investments	—	37,645,327	8	—	—	23,735,644	—	—
PACE Municipal Fixed Income Investments	6,430,117	1,063,219	809,209	—	7,138,059	121,841	1,267,836	—
PACE Global Fixed Income Investments	—	10,154,707	—	—	—	6,128,274	—	—
PACE High Yield Investments	—	14,608,937	—	—	—	17,100,764	—	—
PACE Large Co Value Equity Investments	—	13,743,859	—	—	—	24,117,486	40,507,639	—
PACE Large Co Growth Equity Investments	—	19,575,064	172,284,178	—	—	8,917,091	161,817,814	—
PACE Small/Medium Co Value Equity Investments	—	2,668,608	—	—	—	3,564,155	—	—
PACE Small/Medium Co Growth Equity Investments	—	2,802,015	27,385,767	—	—	—	60,384,107	—
PACE International Equity Investments	—	12,972,872	—	—	—	16,821,013	1,865,082	—
PACE International Emerging Markets Equity Investments	—	4,500,472	—	—	—	4,136,007	—	—
PACE Global Real Estate Securities Investments	—	2,646,376	—	—	—	6,019,165	—	—
PACE Alternative Strategies Investments	—	22,397,157	—	—	—	930,110	—	—

PACE Select Advisors Trust

Notes to financial statements

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at July 31, 2021 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$263,635,850	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	458,634,582	11,199,230	(5,167,100)	6,032,130
PACE Intermediate Fixed Income Investments	369,509,910	13,383,788	(4,447,886)	8,935,902
PACE Strategic Fixed Income Investments	695,663,131	16,490,221	(4,517,824)	11,972,397
PACE Municipal Fixed Income Investments	291,543,524	24,006,596	(74,226)	23,932,370
PACE Global Fixed Income Investments	310,944,896	9,451,967	(4,164,773)	5,287,194
PACE High Yield Investments	276,832,890	12,014,210	(8,956,592)	3,057,618
PACE Large Co Value Equity Investments	996,125,539	159,265,043	(16,865,617)	142,399,426
PACE Large Co Growth Equity Investments	784,413,437	512,614,970	(6,428,146)	506,186,824
PACE Small/Medium Co Value Equity Investments	365,347,312	140,729,349	(2,602,352)	138,126,997
PACE Small/Medium Co Growth Equity Investments	401,296,386	122,003,531	(14,279,766)	107,723,765
PACE International Equity Investments	863,337,478	240,419,337	(54,506,307)	185,913,030
PACE International Emerging Markets Equity Investments	338,963,297	77,992,831	(18,696,748)	59,296,083
PACE Global Real Estate Securities Investments	99,869,292	16,422,105	(796,960)	15,625,145
PACE Alternative Strategies Investments	312,588,182	30,045,907	(31,299,067)	(1,253,160)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies and non-taxable special dividends.

At July 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporaty differences	Total
UBS Government Money Market Investments Fund	$—	$587	$—	$(560)	$—	$(1,179)	$(1,152)
PACE Mortgage-Backed Securities Fixed Income Investments	—	229,993	—	(21,794,717)	6,032,130	—	(15,532,594)
PACE Intermediate Fixed Income Investments	—	1,203,842	4,524,155	(198,132)	8,946,260	—	14,476,125
PACE Strategic Fixed Income Investments	—	2,576,687	4,530,073	(167,297)	11,951,582	—	18,891,045
PACE Municipal Fixed Income Investments	885,759	176,665	635,009	—	23,932,370	—	25,629,803
PACE Global Fixed Income Investments	—	3,450,510	4,024,679	(1,795,287)	5,282,455	—	10,962,357
PACE High Yield Investments	—	2,239,372	—	(11,467,317)	3,071,894	(129,838)	(6,285,889)
PACE Large Co Value Equity Investments	—	34,468,698	129,405,482	(1,366,686)	142,398,143	(3)	304,905,634
PACE Large Co Growth Equity Investments	—	10,632,448	188,790,497	—	506,186,824	—	705,609,769
PACE Small/Medium Co Value Equity Investments	—	20,752,201	37,241,890	—	138,126,983	(3)	196,121,071
PACE Small/Medium Co Growth Equity Investments	—	54,785,437	81,834,533	—	107,723,765	(1)	244,343,734
PACE International Equity Investments	—	10,665,349	41,362,095	(2,564,885)	186,032,981	—	235,495,540

PACE Select Advisors Trust

Notes to financial statements

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
PACE International Emerging Markets Equity Investments	$—	$3,078,086	$23,831,852	$—	$58,810,872	$2	$85,720,812
PACE Global Real Estate Securities Investments	—	2,367,835	—	(11,064,805)	15,624,121	—	6,927,151
PACE Alternative Strategies Investments	—	24,873,829	2,441,464	(1,402,578)	(1,440,128)	1	24,472,588

Net capital losses recognized by the Portfolios, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term	Long-term	Total
UBS Government Money Market Investments Fund	$560	$—	$560
PACE Mortgage-Backed Securities Fixed Income Investments	—	21,786,330	21,786,330
PACE High Yield Investments	—	11,449,053	11,449,053
PACE Global Real Estate Securities Investments	2,719,500	8,345,305	11,064,805

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
UBS Government Money Market Investments Fund	$411
PACE Global Fixed Income Investments	1,631,834
PACE High Yield Investments	3,747,218
PACE Small/Medium Co Value Equity Investments	18,353,638
PACE International Emerging Markets Equity Investments	50,113,253
PACE Global Real Estate Securities Investments	8,175,510

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the period ended July 31, 2021, there were no qualified late year losses deferred.

At July 31, 2021, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Distributable earnings (accumulated losses)	Beneficial interest
PACE International Equity Investments	$545,332	$(545,332)
PACE Global Real Estate Securities Investments	8	(8)

These differences are primarily due to net operating losses and distributions in excess of net investment income.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2020, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended July 31, 2021, the Portfolios did not

PACE Select Advisors Trust

Notes to financial statements

incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2021, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

Effective August 1, 2021 through November 30, 2022, PACE Strategic Fixed Income Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.90% for Class A, and 0.65% for both Class Y and Class P. In addition, effective August 1, 2021 through November 30, 2022, PACE International Emerging Markets Equity Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.45% for Class A, and 1.20% for both Class Y and Class P.

PACE Select Advisors Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
PACE Select Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of PACE Select Advisors Trust (the "Trust"), (comprising UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively referred to as the "Funds")), including the portfolios of investments, as of July 31, 2021, and the related statements of operations and cash flows (for PACE Alternative Strategies Investments and PACE International Equity Investments) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising PACE Select Advisors Trust at July 31, 2021, the results of their operations and cash flows (for PACE Alternative Strategies Investments and PACE International Equity Investments) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2021

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Long-term capital gain	Foreign tax credit
PACE Intermediate Fixed Income Investments	$—	$4,017,877	$—
PACE Strategic Fixed Income Investments	—	8	—
PACE Municipal Fixed Income Investments	—	809,209	—
PACE High Yield Investments	3,652	—	—
PACE Large Co Value Equity Investments	10,149,727	—	—
PACE Large Co Growth Equity Investments	8,019,251	172,284,178	—
PACE Small/Medium Co Value Equity Investments	1,070,003	—	—
PACE Small/Medium Co Growth Equity Investments	81,034	27,385,767	—
PACE International Equity Investments	—	—	1,971,443
PACE International Emerging Markets Equity Investments	37,299	—	830,057
PACE Global Real Estate Securities Investments	8,657	—	—
PACE Alternative Strategies Investments	1,760,021	—	—

Also, for the fiscal year ended July 31, 2021, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $18,157,305 and $3,150,480, respectively.

For the taxable year ended July 31, 2021, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE High Yield Investments	$3,506
PACE Large Co Value Equity Investments	10,488,539
PACE Large Co Growth Equity Investments	8,661,350
PACE Small/Medium Co Value Equity Investments	1,137,545
PACE Small/Medium Co Growth Equity Investments	88,908
PACE International Equity Investments	13,626,094
PACE International Emerging Markets Equity Investments	5,330,529
PACE Global Real Estate Securities Investments	511,551
PACE Alternative Strategies Investments	3,574,942

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2022. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, filed their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORTEX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Portfolios upon request by calling 1-800-647 1568. UBS Government Money Market Investments Fund, filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, UBS Government Money Market Investments Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about this Portfolio at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), PACE Select Advisors Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to each of its series, except UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments), which is subject to extensive liquidity requirements under a different 1940 Act rule. (Each series of the Trust subject to the program is referred to as a "Portfolio.")

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining shareholders' interests in that Portfolio. The program is intended to provide a framework for the assessment, management and periodic review of each Portfolio's liquidity risks, taking into consideration, as applicable, the Portfolio's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for each Portfolio in a manner that is appropriately tailored to reflect the Portfolio's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Portfolio's investments is supported by a third-party liquidity assessment vendor. In May 2021, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2020 through May 1, 2021.

PACE Select Advisors Trust

General information (unaudited)

UBS AM's report concluded that the program was reasonably designed to assess and manage each Portfolio's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program, including any applicable highly liquid investment minimum, operated adequately and has been implemented effectively to assess and manage each Portfolio's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to a Portfolio's prospectus for more information regarding a Portfolio's exposure to liquidity risk and other risks to which an investment in a Portfolio may be subject.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

February 2021 Board Meeting

Artisan Partners Limited Partnership ("Artisan")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 23-24, 2021, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Artisan (the "Sub-Advisory Agreement") with respect to PACE Large Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Los Angeles Capital Management and Equity Research, Inc. as sub-advisor and to reallocate the resulting difference in proposed target allocations to Artisan. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Artisan as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Artisan to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Artisan as a sub-advisor to the Portfolio, including its "due diligence" concerning Artisan and its belief that Artisan's US-focused select equity strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's risk-adjusted returns over full business cycles. The board also received materials from Artisan detailing its investment philosophy and spoke with representatives of Artisan, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Artisan in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Artisan. The board noted that the proposed contractual sub-advisory fee would result in an increase in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Artisan. The board also noted that, as Artisan would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Artisan or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

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Board approvals of sub-advisory agreements (unaudited)

Other benefits to Artisan—The board was informed by management that Artisan's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Artisan would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Artisan could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

May 2021 Board Meeting

Wells Capital Management Incorporated ("WellsCap")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 25-26, 2021, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and WellsCap (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management noted that WellsCap is a wholly owned subsidiary of Wells Fargo Asset Management Holdings, LLC ("WFAM"), which in turn is an indirect wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo"). Management noted that Wells Fargo had announced a definitive agreement to sell WFAM to two private equity firms, GTCR LLC and Reverence Capital Partners (the "Transaction"). Management explained that because the expected indirect change in control ownership of WellsCap would constitute an "assignment," the current sub-advisory agreement between UBS AM and WellsCap with respect to the Portfolio (the "Current Sub-Advisory Agreement") would terminate automatically upon consummation of the Transaction and, if approved, the proposed Sub-Advisory Agreement would become effective. Management stated that the proposed Sub-Advisory Agreement has substantially the same terms as the Current Sub-Advisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that WellsCap continue to serve as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by WellsCap to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that WellsCap continue to serve as a sub-advisor to the Portfolio, including that there were no expected material changes with respect to the current investment team or its management of the Portfolio as a result of the Transaction. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of WellsCap who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to WellsCap in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by WellsCap. The board noted that the sub-advisory fee rate in the Sub-Advisory Agreement was the same as that in the Current Sub-Advisory Agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of WellsCap or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee paid by UBS AM to WellsCap would be the same as the fee that was paid by UBS AM under the Current Sub-Advisory Agreement.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to WellsCap—The board was informed by management that WellsCap's relationship with the Portfolio would continue to be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that WellsCap would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that WellsCap could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

July 2021 Board Meeting

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 20-21, 2021, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or

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portfolio management team from each Subadvisor and/or UBS AM primarily responsible for the day-to-day management of each Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $277 billion in assets under management as of March 31, 2021 and was part of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management worldwide as of March 31, 2021. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2021 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered specific new expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed

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that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly, that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2021, and (b) annualized performance information for each year in the ten-year period ended April 30, 2021. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's emphasis on longer-term performance, such as three- and five-year periods, as well as UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of UBS Government Money Market Investments Fund. The board also noted that as of April 30, 2021, with the exception of PACE Alternative Strategies Investments, PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments, PACE High Yield Investments, PACE International Emerging Markets Equity Investments and PACE Small/Medium Co Value Equity Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these

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Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), Jackson Square Partners, LLC and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although above the median, were reasonably close to the Expense Group median (within five basis points (that is, hundredths of a percentage point)—i.e., 0.05%, four basis points—i.e., 0.04% and two basis points—i.e., 0.02%, respectively). Management further noted that, compared to the Supplemental Expense Group, consisting of other subadvised funds, the Portfolio's Actual Management Fee was more closely aligned with the Portfolio's peers and the Portfolio's total expenses were below the Supplemental Expense Group median. Management also reminded the Board that, pursuant to prior Board approval and subject to certain contingencies, UBS AM anticipated allocating certain of the Portfolio's assets to UBS AM for direct management, and that if such allocation were to occur in the future, UBS AM would waive a portion of the Contractual Management Fee it receives from the Portfolio in order to pass through to shareholders the benefit gained from UBS AM's reduced sub-advisory costs.

PACE Select Advisors Trust

Board approvals of investment management and administration

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PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Pzena Investment Management, LLC and Wellington Management Company LLP, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee and total expenses, although above the median, were reasonably close to the Expense Group median (within four basis points—i.e., 0.04%, and three basis points—i.e., 0.03%, respectively). Management noted that, compared to the Supplemental Expense Group, consisting of other subadvised funds, the Portfolio's Actual Management Fee was more closely aligned with its peers, and the Portfolio's total expenses were at the Supplemental Expense Group median. Management also reminded the Board that, pursuant to prior Board approval, and subject to certain contingencies, UBS AM anticipated allocating certain of the Portfolio's assets to UBS AM for direct management, and that if such allocation were to occur in the future, UBS AM would waive a portion of the Contractual Management Fee it receives from the Portfolio in order to pass through to shareholders the benefit gained from UBS AM's reduced sub-advisory costs.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Calamos Advisors LLC, Jacobs Levy Equity Management, Inc. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC and Sapience Investments, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five- and ten-year periods, but below the Performance Universe median in the one-year period and since inception, ranking in the third quintile of performance in the Performance Universe in the one-year period.

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Board approvals of investment management and administration

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Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was at the median in the Portfolio's Expense Group, the Portfolio's Actual Management Fee was above the median in the Portfolio's Expense Group and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's Actual Management Fee, although above the median, was reasonably close to the Expense Group median (within one basis point—i.e., 0.01%).

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital Management and Equity Research, Inc. and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management explained that although the Portfolio's benchmark is a large cap core index, the Portfolio continues to be classified in the Lipper International Multi-Cap Growth category and in addition, the Portfolio's value allocation (as compared to growth) resulted in underperformance against the Performance Universe. Management discussed the Portfolio's better relative performance when compared to foreign large cap blend funds, which it believes is a more appropriate comparison.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, when compared to funds in the Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's Contractual Management Fee and total expenses were more closely aligned to its peers. Management also reminded the board of prior actions to voluntarily lower the Portfolio's total expenses.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of ARGA Investment Management, LP, Mondrian, RWC Asset Advisors (US) LLC and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the downward trend in the Portfolio's expenses, including prior actions by management to voluntarily lower the Portfolio's total expenses. Management noted that, when compared to funds in the Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were more closely aligned to its peers. Management proposed to voluntarily further lower the Portfolio's expense cap by ten basis points (i.e., 0.10%) until November 30, 2022.

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Board approvals of investment management and administration

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PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Aviva Investors Americas LLC, DLD Asset Management, LP, First Quadrant L.P., Kettle Hill Capital Management, LLC, Magnetar Asset Management LLC, PCJ Investment Counsel Ltd., Sirios Capital Management, L.P. and Wells Capital Management Incorporated, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one- and ten-year periods and below the Performance Universe median for the three- and five-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, consisting of other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers, and the Portfolio's total expenses were at the Expense Group median. Management further noted that, when compared to funds in the Supplemental Expense Group that, like the Portfolio, utilize multiple unaffiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were even more closely aligned to its peers and total expenses were below the median of such peer funds.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Brookfield Public Securities Group LLC and MFS Investment Management, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but was above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median, with the Portfolio's Contractual Management Fee ranking in the second quintile of expenses in the Expense Group and the Actual Management Fee ranking in the first quintile of expenses in the Expense Group, and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Similarly, the Portfolio's Contractual Management Fee and Actual Management Fee were below each of their respective medians in the Supplemental Expense Group and the Portfolio's total expenses were above the median. Management noted that, compared to the one other fund in the Supplemental Expense Group that, like the Portfolio, does not utilize affiliated subadvisors, the Portfolio's total expenses were below the peer fund's total expenses.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three- and five-year periods and since inception, and below the Performance Universe median for the one- and ten-year periods, ranking in the third quintile of performance in the Performance Universe for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee and total expenses were more closely aligned to its peers, and stated that all other funds in the Supplemental Expense Group utilize affiliated subadvisors and the Portfolio utilizes an unaffiliated subadvisor.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management explained that the Actual Management Fee and total expenses, although above the median, were reasonably close to the Expense Group median (within two basis points—i.e., 0.02% and within one basis point—i.e., 0.01%, respectively). Management noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee was more closely aligned with its peers, and the Portfolio's Actual Management Fee and total expenses were below the Expense Group median.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of BlackRock Financial Management, Inc. and BlackRock International Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management stated that the Portfolio's low exposure to high yield bonds relative to peers detracted from the Portfolio's comparative performance, and stated that the Portfolio outperformed its benchmark index, which tracks investment grade rated bonds, during the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Actual Management Fee, although above the median, was reasonably close to the Expense Group median (within five basis points—i.e., 0.05%). Management noted that, compared to the funds in the

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were more closely aligned to its peers.

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception, ranking in the third quintile of performance in the Performance Universe in the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses were reasonably close to the Expense Group median (within three basis points—i.e., 0.03%).

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Mellon Investments Corporation, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management stated that the Portfolio's shorter duration profile and overweight exposure to A-rated bonds relative to peers detracted from the Portfolio's comparative performance, and stated that the Portfolio outperformed its benchmark index during the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although all above the respective median, were reasonably close to the Expense Group medians (within four basis points—i.e., 0.04%, five basis points—i.e., 0.05% and eight basis points—i.e., 0.08%, respectively). Management further noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were more closely aligned to its peers, and, compared to the one other fund in the Supplemental Expense Group that, like the Portfolio, does not utilize affiliated subadvisors, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the peer fund's Contractual Management Fee, Actual Management Fee and total expenses.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five- and ten-year periods and since inception, and below

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

the Performance Universe median for the one-year period. Management stated that the Portfolio's longer duration profile relative to peers detracted from the Portfolio's comparative performance.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were more closely aligned to its peers, and, compared to the funds in the Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were below the median. Management proposed to voluntarily further lower the Portfolio's expense cap by three basis points (i.e., 0.03%) until November 30, 2022.

UBS Government Money Market Investments Fund

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the one- and ten-year periods and since inception, but slightly below the Performance Universe median for the three- and five-year periods.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report (with the Portfolio's Actual Management Fee and total expenses the lowest in the Expense Group).

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 79 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 8 investment companies (consisting of 48 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 80 K2 Integrity 845 Third Avenue New York, NY	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 74 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 81 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 62 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski**; 53	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson**; 43	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper*; 63	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director (since 2006) and general counsel (2004 through May 2019 and September 2021 to present) (prior to which he was senior legal counsel (October 2019 - March 2020 and April 2021 to September 2021), Interim Head of Asia Pacific Legal (2020 through March 2021) and (Interim head of Compliance and Operational Risk Control (from June 2019 through September 2019) of UBS AM—Americas region. He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary**; 53	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until October 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 42	President	Since 2018

Mr. Lasun is an a managing director (since March 2021) (prior to which he was executive director (from 2018 until February 2021)) and head of fund development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung**; 63	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino**, 62	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (Since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 11 investment companies (consisting of 61 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino*; 48	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 55	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 36	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth**; 57	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Americas region, Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak*; 38	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 60	Vice President and Secretary	Since 2000 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

**  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2021. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

UBS Government Money Market Investments Fund

Annual Report | July 31, 2021

UBS Government Money Market Investments Fund

September 13, 2021

Dear Shareholder,

Performance

The seven-day current yield for the Fund as of July 31, 2021 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Fund at the PACE program account level. The program fee does not impact the determination of the Fund's net asset value per share.

Advisor's Comments

The US Federal Reserve Board (the "Fed") maintained its highly accommodative monetary policy during the reporting period. This included keeping the federal funds target rate in a range between 0.00% and 0.25%. The Fed also continued to make $80 billion/month of Treasury and $40 billion/month of Agency mortgage securities purchases.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 53 days. This was 41 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We substantially reduced the Portfolio's exposures to US agency obligations. Meanwhile, we substantially increased its position in US Treasury obligations and increased its allocation to repurchase agreements to a lesser extent. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Igor Lasun President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2021 to July 31, 2021.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2021	Ending account value July 31, 2021	Expenses paid during period[1] 02/01/21 to 07/31/21	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.30	0.06%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.30	0.06

1  Expenses are equal to the Portfolio's' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
4

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2021
(unaudited)

Yields and Characteristics
Seven-Day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-Day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-Day current yield before fee waivers and/or expense reimbursements[1]	(0.65)
Seven-Day effective yield before fee waivers and/or expense reimbursements[1]	(0.65)
Weighted average maturity[2]	41 days
Portfolio composition[3]
U.S. Treasury obligations	44.0%
U.S. government agency obligations	28.7
Repurchase agreements	27.8
Liabilities in excess of other assets	(0.5)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund' sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

5

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—28.7%
Federal Farm Credit Bank
0.000%, due 08/18/21[1]	$3,000,000	$2,999,872
0.060%, due 02/10/22	1,500,000	1,499,918
SOFR + 0.025%,
0.075%, due 08/04/23[2]	1,000,000	1,000,000
SOFR + 0.035%,
0.085%, due 04/21/23[2]	500,000	500,000
SOFR + 0.035%,
0.085%, due 04/27/23[2]	500,000	500,000
SOFR + 0.035%,
0.085%, due 06/16/23[2]	1,000,000	1,000,000
SOFR + 0.040%,
0.090%, due 03/10/23[2]	1,000,000	1,000,000
0.100%, due 10/08/21	2,000,000	1,999,901
SOFR + 0.050%,
0.100%, due 11/21/22[2]	750,000	750,000
SOFR + 0.055%,
0.105%, due 02/09/23[2]	500,000	500,000
SOFR + 0.060%,
0.110%, due 01/20/23[2]	500,000	500,000
Federal Home Loan Bank
SOFR + 0.010%,
0.060%, due 08/19/22[2]	3,000,000	3,000,000
0.000%, due 09/08/21[1]	4,000,000	3,999,747
0.000%, due 07/15/22[1]	1,500,000	1,498,912
0.020%, due 09/07/21	1,000,000	999,994
0.020%, due 09/21/21	3,000,000	3,000,009
0.025%, due 08/19/21	3,000,000	2,999,996
0.040%, due 09/29/21	3,000,000	2,999,983
0.040%, due 11/12/21	2,000,000	1,999,995
0.050%, due 01/05/22	5,000,000	4,999,888
0.050%, due 03/17/22	1,500,000	1,499,890
SOFR + 0.010%,
0.060%, due 11/17/21[2]	3,000,000	3,000,000

6

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. government agency obligations—(concluded)
SOFR + 0.010%,
0.060%, due 01/14/22[2]	$3,000,000	$3,000,000
SOFR + 0.010%,
0.060%, due 03/16/22[2]	1,500,000	1,500,000
SOFR + 0.010%,
0.060%, due 03/30/22[2]	1,000,000	1,000,000
SOFR + 0.010%,
0.060%, due 06/23/22[2]	2,000,000	2,000,000
SOFR + 0.010%,
0.060%, due 07/25/22[2]	2,000,000	2,000,000
SOFR + 0.015%,
0.065%, due 08/27/21[2]	1,500,000	1,500,000
SOFR + 0.020%,
0.070%, due 08/23/21[2]	3,000,000	3,000,000
SOFR + 0.060%,
0.110%, due 12/15/22[2]	1,000,000	1,000,000
0.125%, due 08/16/21	3,000,000	2,999,986
SOFR + 0.090%,
0.140%, due 08/19/22[2]	1,000,000	1,000,000
SOFR + 0.150%,
0.200%, due 11/15/21[2]	2,500,000	2,500,000
Federal Home Loan Mortgage Corp.
SOFR + 0.095%,
0.145%, due 08/19/22[2]	2,000,000	2,000,000
SOFR + 0.100%,
0.150%, due 07/29/22[2]	3,000,000	3,000,000
SOFR + 0.190%,
0.240%, due 05/11/22[2]	2,000,000	2,000,000
Federal National Mortgage Association
SOFR + 0.180%,
0.230%, due 05/13/22[2]	2,000,000	2,000,000
SOFR + 0.200%,
0.250%, due 06/15/22[2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$75,248,091)		75,248,091

7

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. Treasury obligations—44.0%
U.S. Cash Management Bill
0.030%, due 10/05/21[1]	$3,000,000	$2,999,838
0.030%, due 10/12/21[1]	3,000,000	2,999,820
0.036%, due 10/19/21[1]	4,000,000	3,999,693
0.044%, due 09/16/21[1]	6,000,000	5,999,703
U.S. Treasury Bills
0.015%, due 08/05/21[1]	2,000,000	1,999,997
0.015%, due 08/12/21[1]	2,000,000	1,999,991
0.015%, due 08/19/21[1]	2,000,000	1,999,985
0.020%, due 08/10/21[1]	4,000,000	3,999,980
0.020%, due 09/02/21[1]	3,000,000	2,999,947
0.020%, due 09/28/21[1]	3,000,000	2,999,903
0.025%, due 09/21/21[1]	5,000,000	4,999,767
0.025%, due 08/26/21[1]	6,000,000	5,999,874
0.025%, due 08/17/21[1]	2,000,000	1,999,978
0.026%, due 08/03/21[1]	5,000,000	4,999,993
0.029%, due 08/31/21[1]	5,000,000	4,999,872
0.030%, due 09/14/21[1]	5,000,000	4,999,807
0.030%, due 11/18/21[1]	3,000,000	2,999,727
0.030%, due 11/26/21[1]	2,000,000	1,999,805
0.033%, due 09/07/21[1]	10,000,000	9,999,558
0.034%, due 10/07/21[1]	2,000,000	1,999,875
0.036%, due 10/28/21[1]	3,000,000	2,999,743
0.036%, due 11/04/21[1]	2,000,000	1,999,815
0.036%, due 11/12/21[1]	2,000,000	1,999,800
0.036%, due 12/02/21[1]	3,000,000	2,999,641
0.041%, due 10/14/21[1]	2,000,000	1,999,836
0.041%, due 10/21/21[1]	4,000,000	3,999,640
0.041%, due 12/09/21[1]	2,000,000	1,999,711
0.041%, due 12/16/21[1]	2,000,000	1,999,696
0.046%, due 08/24/21[1]	1,000,000	999,971
0.047%, due 09/09/21[1]	6,000,000	5,999,734

8

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

	Face amount	Value
U.S. Treasury obligations—(concluded)
0.051%, due 01/13/22[1]	$1,000,000	$999,771
0.051%, due 01/20/22[1]	3,000,000	2,999,283
0.051%, due 01/27/22[1]	3,000,000	2,999,254
U.S. Treasury Notes
3 mo. Treasury money market yield + 0.220%,
0.270%, due 07/31/21[2]	2,000,000	2,000,000
3 mo. Treasury money market yield + 0.300%,
0.350%, due 10/31/21[2]	500,000	500,073
1.875%, due 01/31/22	1,000,000	1,009,118
1.875%, due 02/28/22	1,000,000	1,010,560
Total U.S. Treasury obligations (cost—$115,512,759)		115,512,759
Repurchase agreements—27.8%
Repurchase agreement dated 07/30/21 with Fixed Income Clearing Corp., 0.030% due 08/02/21, collateralized by $375,000 U.S. Treasury Inflation Index Bond, 1.000% due 02/15/49; (value—$382,584); proceeds: $375,001	375,000	375,000
Repurchase agreement dated 07/30/21 with Goldman Sachs & Co., 0.050% due 08/02/21, collateralized by $72,500,000 U.S. Treasury Inflation Index Note, 0.750% due 07/15/28; (value—$73,950,013); proceeds: $72,500,302	72,500,000	72,500,000
Total repurchase agreements (cost—$72,875,000)		72,875,000
Total investments (cost—$263,635,850 which approximates cost for federal income tax purposes)—100.5%		263,635,850
Liabilities in excess of other assets—(0.5)%		(1,282,628)
Net assets—100.0%		$262,353,222

9

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$75,248,091	$—	$75,248,091
U.S. Treasury obligations	—	115,512,759	—	115,512,759
Repurchase agreements	—	72,875,000	—	72,875,000
Total	$—	$263,635,850	$—	$263,635,850

At July 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

Portfolio acronyms

SOFR  Secured Overnight Financing Rate

Currency type abbreviations

USD  United States Dollar

See accompanying notes to financial statements
10

UBS Government Money Market Investments Fund

Statement of assets and liabilities—July 31, 2021

Assets:
Investments at value (cost—$190,760,850)	$190,760,850
Repurchase agreements at value (cost—$72,875,000)	72,875,000
Total investments in securities, at value (cost—$263,635,850)	$263,635,850
Cash	669
Receivable for fund shares sold	610,592
Receivable for interest	29,535
Receivable from affiliate	75,836
Other assets	22,795
Total assets	264,375,277
Liabilities:
Payable for investments purchased	1,000,000
Payable for fund shares redeemed	388,620
Dividends payable to shareholders	1,179
Accrued expenses and other liabilities	632,256
Total liabilities	2,022,055
Net assets	$262,353,222
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$262,354,374
Distributable earnings (accumulated losses)	(1,152)
Net assets	$262,353,222
Shares outstanding	262,353,184
Net asset value	$1.00

See accompanying notes to financial statements
11

UBS Government Money Market Investments Fund

Statement of operations

For the year ended July 31, 2021
Investment income:
Interest	$336,921
Expenses:
Investment management and administration fees	744,684
Transfer agency and related services fees	896,541
Custody and fund accounting fees	18,345
Trustees fees	19,550
Professional services fees	62,143
Printing and shareholder report fees	79,142
Federal and state registration fees	53,802
Insurance expense	2,109
Other expenses	49,584
1,925,900
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,618,817)
Net expenses	307,083
Net investment income (loss)	29,838
Net realized and unrealized gain (loss)	411
Net increase (decrease) in net assets resulting from operations	$30,249

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the years ended July 31,
	2021	2020
From operations:
Net investment income (loss)	$29,838	$1,609,056
Net realized gain (loss)	411	—
Net increase (decrease) in net assets resulting from operations	30,249	1,609,056
Total distributions—Class P	(29,838)	(1,609,056)
Net increase (decrease) in net assets from beneficial interest transactions	(53,750,555)	131,501,438
Net increase (decrease) in net assets	(53,750,144)	131,501,438
Net assets:
Beginning of year	316,103,366	184,601,928
End of year	$262,353,222	$316,103,366

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.008	0.017	0.008	0.001
Net realized gain (loss)	0.000[1]	—	0.000[1]	0.000[1]	(0.000)[1]
Net increase (decrease) from operations	0.000[1]	0.008	0.017	0.008	0.001
Dividends from net investment income	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.76%	1.72%	0.83%	0.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.65%	0.75%	0.90%	0.89%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.10%	0.49%	0.60%	0.60%	0.52%
Net investment income (loss)	0.01%	0.60%	1.71%	0.82%	0.12%
Supplemental data:
Net assets, end of year (000's)	$262,353	$316,103	$184,602	$188,794	$199,585

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Notes to financial statements

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

UBS Government Money Market Investments Fund

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio's financial statements.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or

16

UBS Government Money Market Investments Fund

Notes to financial statements

government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

17

UBS Government Money Market Investments Fund

Notes to financial statements

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to

18

UBS Government Money Market Investments Fund

Notes to financial statements

enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in the Portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the

19

UBS Government Money Market Investments Fund

Notes to financial statements

London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Portfolio's investments. The extent of the impact to the financial performance of a Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays

20

UBS Government Money Market Investments Fund

Notes to financial statements

UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets. At July 31, 2021, UBS AM is owed $50,662 to the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2020 at a level not to exceed 0.60%. For the period ended July 31, 2021, UBS AM waived $138,659 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2021, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024
$873,253	$404,306	$330,288	$138,659

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At July 31, 2021, and for the period ended July 31, 2021, UBS AM voluntarily waived in the amount of $1,480,158, and which is not subject to future recoupment.

21

UBS Government Money Market Investments Fund

Notes to financial statements

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being deemed an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended July 31, 2021, the Portfolio did not purchase and sell certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the period ended July 31, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $400,256 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

22

UBS Government Money Market Investments Fund

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2021	2020
Shares sold	277,990,757	616,957,497
Shares repurchased	(331,762,633)	(487,035,778)
Dividends reinvested	21,321	1,579,719
Net increase (decrease) in shares outstanding	(53,750,555)	131,501,438

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2021 and July 31, 2020 was ordinary income in the amount of $29,838 and $1,609,056, respectively.

At July 31, 2021, the components of accumulated earnings on a tax basis were undistributed ordinary income of $587 and accumulated realized capital and other losses of $(560), and other temporary differences of $(1,179).

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended July 31, 2021.

Net capital losses recognized by the portfolio may be carried forward indefinitely, and retain their character as short-term and/or long-term

23

UBS Government Money Market Investments Fund

Notes to financial statements

losses. At July 31, 2021, the Portfolio had a short-term capital loss carryforward of $560.

During the fiscal year, the Portfolio utilized capital loss carryforwards to offset current year realized gains in the amount of $411.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of July 31, 2021, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2021, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2021, remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

UBS Government Money Market Investments Fund

Report of independent registered public accounting firm

To the Shareholders and the Board of
Trustees of UBS Government Money Market Investments Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS Government Money Market Investments Fund (the "Fund") (one of the funds constituting PACE Select Advisors Trust), including the portfolio of investments, as of July 31, 2021 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting PACE Select Advisors Trust) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial

25

UBS Government Money Market Investments Fund

Report of independent registered public
accounting firm

reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2021

26

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N–MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Portfolio designates $29,838 of ordinary income distributions paid as qualified interest income.

27

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

July 2021 Board Meeting

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 20-21, 2021, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of UBS Government Money Market Investments Fund (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies

28

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $277 billion in assets under management as of March 31, 2021 and was part of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management worldwide as of March 31, 2021. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

29

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2021 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to

30

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report (with the Portfolio's Actual Management Fee and total expenses the lowest in the Expense Group). (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2021, and (b) annualized performance information for each year in the ten-year period ended April 30, 2021. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the one- and ten-year period and since inception, but slightly below the Performance Universe median for the three- and five-year periods. (Below median performance represents performance

31

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

that is worse relative to the median, and above median performance represents performance that is better relative to the median.)

Based on its review and management's explanations, the board concluded that the Portfolio's investment performance was acceptable and that the management fee as proposed by management continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

32

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

33

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

34

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35

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 79 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

36

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 79 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 8 investment companies (consisting of 48 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

37

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 80 K2 Integrity 845 Third Avenue New York, NY 10022	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 74 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.
Bernard H. Garil; 81 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

38

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 80 K2 Integrity 845 Third Avenue New York, NY 10022	Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 74 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Mr. Burt is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 81 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

39

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 62 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

40

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 62 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Ms. Higgins is a director or trustee of 5 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	None

41

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski**; 53	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson**; 43	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

42

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper*; 63	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and general counsel (2004 through May 2019 and September 2021 to present) (prior to which he was senior legal counsel (October 2019—March 2020 and April 2021 to September 2021), Interim Head of Asia Pacific Legal (from 2020 through March 2021), and Interim head of Compliance and Operational Risk Control (from June 2019 through September 2019) of UBS AM—Americas region. He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

43

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary**; 53	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since November 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until October 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 42	President	Since 2018

Mr. Lasun is a managing director (since March 2021) (prior to which he was an executive director (from 2018 until February 2021)) and head of fund development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

44

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mabel Lung**; 63	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino**, 62	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (Since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 11 investment companies (consisting of 61 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino*; 48	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

45

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 55	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 36	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth**; 57	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak*; 38	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

46

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 60	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

  *  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  **  This person's business address is 787 Seventh Avenue, New York, New York 10019.

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48

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2021. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended July 31, 2021 and July 31, 2020, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $1,048,748 and $1,013,104, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended July 31, 2021 and July 31, 2020, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $42,826, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2021 and 2020 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended July 31, 2021 and July 31, 2020, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $283,703 and $280,606, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended July 31, 2021 and July 31, 2020, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund's independent auditors and the Fund's Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

_______________

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2021 and July 31, 2020 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2021 and July 31, 2020 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2021 and July 31, 2020 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2021 and July 31, 2020 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2021 and July 31, 2020 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2021 and July 31, 2020 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended July 31, 2021, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended July 31, 2021 and July 31, 2020, the aggregate fees billed by E&Y of $511,269 and $642,172, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2021	2020
Covered Services	$326,529	$323,432
Non-Covered Services	$184,740	$318,740

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 12, 2021

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	October 12, 2021